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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-1879
Janus Investment Fund
(Exact name of registrant as specified in charter)
151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)
Stephanie Grauerholz-Lofton, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)
Registrant’s telephone number, including area code: 303-333-3863
Date of fiscal year end: 6/30
Date of reporting period: 12/31/13

Item 1 —	Reports to Shareholders

semiannual report
December 31, 2013

Janus Alternative Fund

Janus Diversified Alternatives Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Alternative Fund

Co-Chief Investment Officers’ Market Perspective (unaudited)

Enrique Chang
Chief Investment
Officer, Equities &
Asset Allocation

Gibson Smith
Chief Investment
Officer, Fixed Income

Global economic growth continued to improve in the final months of 2013, to the extent that the Federal Reserve (Fed) announced it would begin to taper its quantitative-easing (QE) program beginning in January. While the Fed is ahead of the curve in starting to rein in the extremely unconventional global monetary policy seen over the past few years, other central banks eventually will catch up. Fiscal and monetary policies have been battling for supremacy over the last 12 to 18 months; at this point, we believe that monetary policy changes generally are in front of us, while fiscal policy drag is behind us.

We do not expect short-term interest rate increases this year. However, we believe central banks will begin to transition toward a more normalized rate environment within the context of continued accommodation. Given that, we believe the economy will do better in 2014 than it did in 2013. We expect U.S. gross domestic product growth to rise above 3%, growth in Japan to be a little bit higher than it has been, and that growth will accelerate in Europe.

With the sharp rally of 2013, equities remain attractive, but investors need to be choosier stock pickers. Valuations are higher but not stretched; the challenge is to find pockets of opportunity. We also believe equities remain more attractive than bonds.

Several factors favor the equity markets. In the U.S., a budget deal, while far from perfect, gives us some respite from the uncertainty of fiscal policy. Fed tapering is with us, but at a modest and prudent pace, and one that accompanies the continued growth of the U.S. economy. Outside the U.S., we have a rare period when most major developed economies and China are growing, albeit slowly. The convergence of these factors has allowed the market to focus on company-specific issues again, bringing stock correlations among U.S. equities to their lowest level in six years. Questions remain in Brazil and India, which face election and economic uncertainty, but we believe low valuations and a compelling long-term outlook warrants exposure to emerging markets.

Stock selection matters most when we have a slow-growth economy and a market with lower stock correlations and less focus on macro risks. In this environment, which we see continuing, a keen understanding of business models, industry developments and of valuation serves investors best.

From a fixed income perspective, we expect rising longer-term interest rates. The Fed has reduced QE by $10 billion per month, to $75 billion monthly, and we believe there will be additional tapering as 2014 progresses. However, we believe the Fed will keep short-term interest rates anchored throughout 2014. This means the yield curve, or the difference between 2-year and 30-year Treasury yields, likely will continue to steepen. The risk to our views remains a very benign global inflation outlook.

In a rising-rate environment, clients have to be focused on managing shorter-duration positions as well as overweighting spread product, both mortgages and corporate credit. We continue to be very bullish on corporate credit as an asset class, and believe that’s where the best risk-adjusted fixed income returns will be generated in 2014. However, security selection is key to driving total returns in the credit space. We believe that in addition to security selection, knowing which securities to avoid will be the best way for fixed income managers to outperform in 2014.

Globally, we believe there will continue to be good opportunities in Europe, as the deleveraging trends in Europe are about one or two years behind that of the United States. We also believe there will be opportunities in the peripheral European countries that experienced the most damage throughout the financial crisis. Our biggest concern is what happens with emerging markets. We’ve seen a period where growth in the emerging markets has led the way while developed markets have trailed behind. In 2014, we expect revived growth in developed markets, but have concerns around sustainable growth in some of the emerging markets. We believe the market has gotten ahead of itself in terms of pricing growth expectations in emerging markets, leading us to a more cautious position toward emerging-market debt.

Janus Alternative Fund | 1

(unaudited) (continued)

Overall, 2013 was a great year to remind fixed income investors of the importance of preservation of capital and risk adjusted returns. Market valuations are stretched right now, and focusing on where the best opportunities are, as well as avoiding the riskiest opportunities in the market, is how investors will be successful, in our view.

Sincerely,

Enrique Chang
Chief Investment
Officer, Equities &
Asset Allocation

Gibson Smith
Chief Investment
Officer, Fixed Income

2 | DECEMBER 31, 2013

Janus Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT
We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.
John Fujiwara co-portfolio manager	Andrew Weisman co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2013, Janus Diversified Alternatives Fund’s Class I Shares returned 0.91%, compared with a return of 0.43% for its primary benchmark, the Barclays U.S. Aggregate Bond Index, and 1.90% for its secondary benchmark, LIBOR + 3%.

MARKET ENVIRONMENT

After preparing markets in May for an eventual gradual reduction (i.e., tapering) of the Federal Reserve’s (Fed) bond-buying program, Fed Chairman Ben Bernanke opened the period by saying the economy still needed highly accommodative monetary policy. Those comments were confirmed in September, when despite market expectations of a slight reduction in bond purchases the central bank maintained the pace of its purchases, stating it needed more evidence that the economy could sustain itself. Improvement in economic activity over the period’s final three months, particularly in manufacturing, housing starts and jobs, prompted the Fed to announce it would begin tapering in January. Importantly, the central bank also assured the markets it would maintain its ultra-low interest rate policy for a still-lengthy period. The market’s reaction in December to the tapering announcement was muted after months of speculation of when it would begin, indicating the Fed had prepared the markets adequately.

Equities generated strong returns during the period. Developed markets, led by Europe, continued to outperform emerging markets, adding to their significant performance gap during 2013. Small-capitalization stocks also outperformed large caps.

Commodities were mixed, with natural gas and copper leading gainers and agricultural-related commodities pacing the decliners. Extraordinarily cold weather in early December helped move natural gas off its long-term downtrend. With signs of U.S. sustainable economic growth and the onset of tapering, interest rates rose and the U.S. Treasury yield curve steepened, leading to declines in government bond indices, although corporate bonds benefited from tightening spreads. In currencies, the dollar was weaker relative to the pound, euro and Swiss franc, but stronger against the yen, Brazilian real and Australian dollar.

INVESTMENT APPROACH

We invest in a portfolio of 11 traditional and nontraditional investable risk-premium strategies derived from equity, fixed income, currency and commodity investments. By targeting a broad collection of statistically independent sources of return, we believe we are in a position to create a more robust portfolio that provides, over time, a generally more stable source of return with significantly less volatility than stocks and bonds.

Since we don’t believe anyone is good at forecasting future returns, we are indifferent to asset class performances; however, we do make estimates on volatility and correlations (similarity of asset class movements) and build that into our portfolio construction process. These estimates are not forecasts per se, but rather what we think will be the contributions to portfolio risk that each of these relatively independent sources of return are going to provide. Our goal is to estimate from a forward-looking standpoint what volatility and correlations are going to look like over the next quarter and to weight the portfolio so no one risk factor is allowed to dominate. Our strategies in aggregate are designed to create positive absolute return over time.

PERFORMANCE REVIEW

Given the strong performance of equity markets, it was unsurprising that our global equity strategy, which seeks to capture the return of being long global equities, was the largest contributor among our 11 strategies. Our equity size strategy, which is long small-capitalization stocks and short large-cap stocks, was also among key contributors, reflecting the outperformance of smaller company indices during the period.

While our equity strategies in aggregate contributed to performance, our equity emerging strategy, in which we

Janus Alternative Fund | 3

Janus Diversified Alternatives Fund (unaudited)

are long emerging markets and short developed markets, weighed on performance. Emerging markets continued to lag developed markets due to struggles with inflation, rising rates, weak currencies, current account deficits, political turmoil and anti-business government policies. Collectively, these issues weighed on consumer sentiment, and foreign direct investments in certain countries were withdrawn.

The commodity value strategy, which seeks to benefit from identifying relative inventory conditions between commodities and investing in those that are signaling low inventories and selling those that are signaling high inventories, also aided performance. The level of backwardation (spot or current prices are higher than futures prices) to contango (futures higher than spot prices) continued to be a strong signal for commodity relative value trading.

Our commodity roll yield strategy, which focuses on longer-term commodity deliveries rather than near-term delivery, also aided performance. Conversely, our commodity momentum strategy, which seeks to capture the persistence in price movement of commodities usually associated with perceptions of expanding or contracting global economic activity, weighed on performance.

Our credit strategy, which seeks to capture the return of the U.S. bond market, also aided performance. Meanwhile, our currency carry strategy, which seeks to generate returns through taking advantage of the short-term yield differentials between currencies, weighed on performance.

DERIVATIVES

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions contributed to performance. Please see “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

POSITIONING

Due to changes in volatilities and correlations among the individual strategies, we plan to reduce weightings in our commodity value and credit strategies and increase our equity size and value strategies.

Thank you for investing in Janus Diversified Alternatives Fund.

4 | DECEMBER 31, 2013

(unaudited)

Janus Diversified Alternatives Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

AIA Group, Ltd. Insurance	0.3%
SABMiller PLC Beverages	0.3%
Canadian Pacific Railway, Ltd. Road & Rail	0.3%
Comcast Corp. – Class A Media	0.3%
A.P. Moeller – Maersk A/S – Class B Marine	0.3%

1.5%

Asset Allocation
As of December 31, 2013

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

Janus Alternative Fund | 5

Janus Diversified Alternatives Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013				Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Diversified Alternatives Fund – Class A Shares

NAV	0.81%	–1.10%	–0.99%	1.88%	1.53%

MOP	–4.99%	–6.78%	–6.64%

Janus Diversified Alternatives Fund – Class C Shares

NAV	0.41%	–1.80%	–1.69%	2.76%	2.29%

CDSC	–0.59%	–2.78%	–1.69%

Janus Diversified Alternatives Fund – Class D Shares(1)	0.92%	–0.90%	–0.79%	2.17%	1.39%

Janus Diversified Alternatives Fund – Class I Shares	0.91%	–0.80%	–0.69%	1.53%	1.27%

Janus Diversified Alternatives Fund – Class N Shares	0.91%	–0.80%	–0.69%	1.53%	1.27%

Janus Diversified Alternatives Fund – Class S Shares	0.71%	–1.30%	–1.19%	2.01%	1.77%

Janus Diversified Alternatives Fund – Class T Shares	0.81%	–1.10%	–0.99%	1.76%	1.52%

Barclays U.S. Aggregate Bond Index	0.43%	–2.02%	–2.10%

London Interbank Offered Rate (LIBOR) + 3%	1.90%	3.95%	3.95%**

Morningstar Quartile – Class I Shares	–	4th	4th

Morningstar Ranking – based on total returns for Multialternative Funds	–	245/282	246/282

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

6 | DECEMBER 31, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

The expense ratios shown are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Investments in commodities, commodity-linked notes, securities derivatives, futures, foreign securities, short sales and investments through a nonregistered subsidiary provide exposure to certain special risks, including greater volatility and loss of interest and principal, and may not be appropriate for all investors. Commodities are speculative and may fluctuate widely based on a variety of factors, including market movements, economic events and supply and demand disruptions. Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses.

Janus Capital does not have prior experience managing a risk premia investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2012.
**	The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.
(1)	Closed to new investors.

Janus Alternative Fund | 7

Janus Diversified Alternatives Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,009.20	$7.65	$1,000.00	$1,017.59	$7.68	1.51%

Class C Shares	$1,000.00	$1,005.10	$11.47	$1,000.00	$1,013.76	$11.52	2.27%

Class D Shares	$1,000.00	$1,010.20	$7.19	$1,000.00	$1,018.05	$7.22	1.42%

Class I Shares	$1,000.00	$1,010.20	$6.38	$1,000.00	$1,018.85	$6.41	1.26%

Class N Shares	$1,000.00	$1,010.20	$6.38	$1,000.00	$1,018.85	$6.41	1.26%

Class S Shares	$1,000.00	$1,007.10	$8.90	$1,000.00	$1,016.33	$8.94	1.76%

Class T Shares	$1,000.00	$1,009.20	$7.65	$1,000.00	$1,017.59	$7.68	1.51%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2013

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Common Stock – 7.7%
Airlines – 0.1%
2,600	United Continental Holdings, Inc.*	$98,358
Auto Components – 0.1%
5,000	NGK Spark Plug Co., Ltd.**	118,245
Beverages – 0.5%
1,900	Pernod-Ricard S.A.**	216,434
4,600	SABMiller PLC**	236,181
		452,615
Biotechnology – 0.3%
850	Celgene Corp.*	143,616
1,900	Gilead Sciences, Inc.*	142,785
		286,401
Capital Markets – 0.6%
3,000	Deutsche Bank A.G.**	143,096
2,200	T. Rowe Price Group, Inc.**	184,294
8,600	UBS A.G.**	163,167
		490,557
Chemicals – 0.1%
1,400	LyondellBasell Industries N.V. – Class A	112,392
Communications Equipment – 0.2%
6,000	Cisco Systems, Inc.	134,700
Computers & Peripherals – 0.2%
270	Apple, Inc.	151,500
Diversified Financial Services – 0.4%
3,300	Citigroup, Inc.**	171,963
2,900	JPMorgan Chase & Co.**	169,592
		341,555
Electric Utilities – 0.2%
3,900	Brookfield Infrastructure Partners L.P.**	152,958
Electrical Equipment – 0.1%
3,200	Sensata Technologies Holding N.V.*	124,064
Electronic Equipment, Instruments & Components – 0.1%
300	Keyence Corp.**	128,217
Energy Equipment & Services – 0.3%
2,000	National Oilwell Varco, Inc.**	159,060
6,800	Petrofac, Ltd.	137,808
		296,868
Health Care Providers & Services – 0.4%
2,700	Express Scripts Holding Co.*,**	189,648
2,800	Omnicare, Inc.**	169,008
		358,656
Household Products – 0.2%
3,200	Colgate-Palmolive Co.**	208,672
Information Technology Services – 0.4%
4,800	Amdocs, Ltd. (U.S. Shares)**	197,952
160	MasterCard, Inc. – Class A	133,674
		331,626
Insurance – 0.5%
47,800	AIA Group, Ltd.**	239,801
8,500	Prudential PLC**	188,586
		428,387
Internet & Catalog Retail – 0.2%
111	priceline.com, Inc.*	129,026
Internet Software & Services – 0.2%
157	Google, Inc. – Class A*	175,951
Machinery – 0.2%
1,400	Dover Corp.**	135,156
Marine – 0.4%
21	A.P. Moeller – Maersk A/S – Class B**	227,924
1,000	Kuehne + Nagel International A.G.**	131,308
		359,232
Media – 0.3%
4,500	Comcast Corp. – Class A**	233,842
Oil, Gas & Consumable Fuels – 0.6%
1,000	EOG Resources, Inc.**	167,840
2,300	Koninklijke Vopak N.V.**	134,527
2,500	Noble Energy, Inc.**	170,275
		472,642
Real Estate Management & Development – 0.2%
1,500	Jones Lang LaSalle, Inc.**	153,585
Road & Rail – 0.3%
1,550	Canadian Pacific Railway, Ltd.**	234,448
Semiconductor & Semiconductor Equipment – 0.2%
41,000	Taiwan Semiconductor Manufacturing Co., Ltd.**	145,151
Tobacco – 0.4%
5,300	Imperial Tobacco Group PLC**	205,166
3,800	Japan Tobacco, Inc.**	123,430
		328,596

Total Common Stock (cost $5,625,563)		6,583,400

Money Market – 2.4%
2,065,411	Janus Cash Liquidity Fund LLC, 0%£ (cost $2,065,411)	2,065,411

Total Investments (total cost $7,690,974) – 10.1%		8,648,811

Cash, Receivables and Other Assets, net of Liabilities** – 89.9%		76,676,340

Net Assets – 100%		$85,325,151

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$234,448	2.7%
Denmark	227,924	2.6%
France	216,434	2.5%
Germany	143,096	1.6%
Hong Kong	239,801	2.8%
Japan	369,892	4.3%
Netherlands	134,527	1.6%
Switzerland	294,475	3.4%
Taiwan	145,151	1.7%
United Kingdom	767,741	8.9%
United States††	5,875,322	67.9%

Total	$8,648,811	100.0%

††	Includes Cash Equivalents of 23.9%.

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Alternative Fund | 9

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

As of December 31, 2013

Forward Currency Contracts, Open

Counterparty/	Currency Units		Unrealized
Currency and	Sold/	Currency	Appreciation/
Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

HSBC Securities (USA), Inc.:
Australian Dollar 1/10/14	60,000	$53,534	$(54)
Canadian Dollar 1/10/14	(1,649,000)	(1,552,292)	321
Euro 1/10/14	(1,935,000)	(2,661,760)	17,505
Japanese Yen 1/10/14	56,500,000	536,624	5,156
New Zealand Dollar 1/10/14	(2,046,000)	(1,681,061)	7,658
Norwegian Krone 1/10/14	(3,620,000)	(596,855)	8,364
Swedish Krona 1/10/14	(4,260,000)	(662,443)	13,703
Swiss Franc 1/10/14	3,634,000	4,075,051	(22,413)

Total		$(2,489,202)	$30,240

Financial Futures – Long
5 Contracts	Brent Crude Future expires April 2014, principal amount $543,793, Value $551,350, cumulative appreciation	$7,557
6 Contracts	Copper Future expires May 2014, principal amount $475,325, Value $507,750, cumulative appreciation	32,425
4 Contracts	Cotton Future expires May 2014, principal amount $165,341, Value $168,800, cumulative appreciation	3,459
10 Contracts	Live Cattle Future expires June 2014, principal amount $515,500, Value $517,700, cumulative appreciation	2,200
9 Contracts	Soybean Future expires November 2014, principal amount $521,022, Value $510,750, cumulative depreciation	(10,272)
5 Contracts	WTI Crude Future expires May 2014, principal amount $484,589, Value $489,950, cumulative appreciation	5,361

Total		$40,730

Financial Futures – Short
38 Contracts	10-Year U.S. Treasury Note Future expires March 2014, principal amount $4,735,156, Value $4,675,781, cumulative appreciation	$59,375
3 Contracts	Brent Crude Future expires May 2014, principal amount $323,002, Value $329,760, cumulative depreciation	(6,758)
7 Contracts	Coffee ’C’ Future expires May 2014, principal amount $295,496, Value $296,494, cumulative depreciation	(998)
13 Contracts	Coffee ’C’ Future expires May 2014, principal amount $548,079, Value $550,631, cumulative depreciation	(2,552)
15 Contracts	Corn Future expires May 2014, principal amount $326,438, Value $322,688, cumulative appreciation	3,750
26 Contracts	Corn Future expires May 2014, principal amount $571,274, Value $559,325, cumulative appreciation	11,949
38 Contracts	Euro-Bund Future expires March 2014, principal amount $7,349,477, Value $7,297,427, cumulative appreciation	52,050
4 Contracts	Gold Future expires April 2014, principal amount $492,329, Value $481,200, cumulative appreciation	11,129
9 Contracts	Silver Future expires May 2014, principal amount $859,275, Value $873,225, cumulative depreciation	(13,950)
47 Contracts	Sugar #11 (World) Future expires July 2014, principal amount $885,721, Value $880,667, cumulative appreciation	5,054
97 Contracts	U.S. Dollar Index Future expires March 2014, principal amount $7,761,862, Value $7,778,333, cumulative depreciation	(16,471)
1 Contract	U.S. Dollar Index Future expires March 2014, principal amount $80,340, Value $80,189, cumulative appreciation	151
17 Contracts	Wheat Future expires May 2014, principal amount $556,892, Value $520,200, cumulative appreciation	36,692

Total		$139,421

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

10 | DECEMBER 31, 2013

Consolidated Schedule of Investments (unaudited)

As of December 31, 2013

Total Return Swaps outstanding at December 31, 2013

					Unrealized
	Notional	Return Paid	Return Received		Appreciation/
Counterparty	Amount	by the Fund	by the Fund	Termination Date	(Depreciation)

Barclays Capital, Inc.	$9,368,250	3 month USD LIBOR plus 20 basis points	Barclays U.S. Credit RBI Series-1 Index	1/9/14	$(74,193)
BNP Paribas	3,175,757	3 month USD LIBOR minus 25 basis points	Russell 2000® Total Return Index	1/13/14	99,251
BNP Paribas	11,500,015	3 month USD LIBOR minus 25 basis points	Russell 2000® Total Return Index	1/13/14	1,003,160
BNP Paribas	(11,499,991)	Russell 1000® Total Return Index	3 month USD LIBOR plus 20 basis points	1/13/14	(1,176,015)
BNP Paribas	(2,929,044)	Russell 1000® Total Return Index	3 month USD LIBOR plus 20 basis points	1/13/14	(72,228)
Goldman Sachs International	2,317,564	3 month USD LIBOR plus 34 basis points	S&P 500® Citigroup Pure Value Index	1/13/14	65,538
Goldman Sachs International	15,896,418	3 month USD LIBOR plus 34 basis points	S&P 500® Citigroup Pure Value Index	1/13/14	2,218,489
Goldman Sachs International	5,448,556	3 month USD LIBOR plus 35 basis points	MSCI Daily Total Return Net Emerging Markets Index	1/13/14	99,767
Goldman Sachs International	(5,325,808)	MSCI Daily Total Return Gross World USD Index	3 month USD LIBOR plus 27 basis points	1/13/14	(432,164)
Goldman Sachs International	(15,897,059)	S&P 500® Citigroup Pure Growth Index	3 month USD LIBOR plus 24 basis points	1/13/14	(1,740,068)
Goldman Sachs International	(2,784,060)	S&P 500® Citigroup Pure Growth Index	3 month USD LIBOR plus 24 basis points	1/13/14	(82,471)
UBS A.G.	13,047,123	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	1/13/14	41,326
UBS A.G.	23,291,983	If negative, a long/short basket of commodity indexes minus 22 basis points	If positive, a long/short basket of commodity indexes minus 22 basis points	1/13/14	73,776

Total					$24,168

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Alternative Fund | 11

Notes to Consolidated Schedule of Investments and Other Information(unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Fund	Aggregate Value

Janus Diversified Alternatives Fund	$81,399,592

£	The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2013. Except for the value at period end, all other information in the table is for the period ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Diversified Alternatives Fund
Janus Cash Liquidity Fund LLC	18,422,535	$18,422,535	(23,540,085)	$(23,540,085)	$–	$1,098	$2,065,411

12 | DECEMBER 31, 2013

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2013. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Diversified Alternatives Fund
Common Stock	$6,583,400	$–	$–

Money Market	–	2,065,411	–

Total Investments in Securities	$6,583,400	$2,065,411	$–

Other Financial Instruments(a) – Assets:
Forward currency contracts	$–	$52,707	$–
Outstanding swap contracts at value	–	3,601,307	–
Variation margin receivable	54,971	–	–

Other Financial Instruments(a) – Liabilities:
Forward currency contracts	$–	$22,467	$–
Outstanding swap contracts at value	–	3,577,139	–
Variation margin payable	24,455	–	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Janus Alternative Fund | 13

Consolidated Statement of Assets and Liabilities

As of December 31, 2013 (unaudited)	Janus Diversified
(all numbers in thousands except net asset value per share)	Alternatives Fund

Assets:
Investments at cost	$7,691
Unaffiliated investments at value	$6,583
Affiliated investments at value	2,065
Cash	96
Restricted cash (Note 1)	76,670
Receivables:
Fund shares sold	5
Dividends	2
Foreign dividend tax reclaim	2
Outstanding swap contracts at value	3,601
Variation margin receivable	55
Other assets	18
Forward currency contracts	53
Total Assets	89,150
Liabilities:
Payables:
Fund shares repurchased	18
Outstanding swap contracts at value	3,577
Dividends and interest on swap contracts	16
Advisory fees	76
Fund administration fees	1
Internal servicing cost	–
Administrative services fees	2
Distribution fees and shareholder servicing fees	5
Administrative, networking and omnibus fees	1
Non-interested Trustees’ fees and expenses	2
Accrued expenses and other payables	81
Variation margin payable	24
Forward currency contracts	22
Total Liabilities	3,825
Net Assets	$85,325

See Notes to Consolidated Financial Statements.

14 | DECEMBER 31, 2013

As of December 31, 2013 (unaudited)	Janus Diversified
(all numbers in thousands except net asset value per share)	Alternatives Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$86,003
Undistributed net investment loss*	(1,073)
Undistributed net realized loss from investment and foreign currency transactions*	(798)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,193
Total Net Assets	$85,325
Net Assets - Class A Shares	$3,787
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	382
Net Asset Value Per Share(1)	$9.91
Maximum Offering Price Per Share(2)	$10.51
Net Assets - Class C Shares	$3,590
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	365
Net Asset Value Per Share(1)	$9.83
Net Assets - Class D Shares	$6,064
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	611
Net Asset Value Per Share	$9.92
Net Assets - Class I Shares	$6,751
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	680
Net Asset Value Per Share	$9.93
Net Assets - Class N Shares	$57,802
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,819
Net Asset Value Per Share	$9.93
Net Assets - Class S Shares	$3,529
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357
Net Asset Value Per Share	$9.88
Net Assets - Class T Shares	$3,802
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	384
Net Asset Value Per Share	$9.91

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 15

Consolidated Statement of Operations

For the period ended December 31, 2013 (unaudited)	Janus Diversified
(all numbers in thousands)	Alternatives Fund

Investment Income:
Dividends	$49
Dividends from affiliates	1
Other Income	–
Foreign tax withheld	(3)
Total Investment Income	47
Expenses:
Advisory fees	531
Internal servicing expense - Class A Shares	–
Internal servicing expense - Class C Shares	1
Internal servicing expense - Class I Shares	–
Shareholder reports expense	5
Transfer agent fees and expenses	2
Registration fees	51
Custodian fees	6
Professional fees	20
Non-interested Trustees’ fees and expenses	3
Fund administration fees	4
Administrative services fees - Class D Shares	4
Administrative services fees - Class S Shares	4
Administrative services fees - Class T Shares	5
Distribution fees and shareholder servicing fees - Class A Shares	5
Distribution fees and shareholder servicing fees - Class C Shares	18
Distribution fees and shareholder servicing fees - Class S Shares	4
Administrative, networking and omnibus fees - Class I Shares	–
Recoupment expense	21
Other expenses	6
Total Expenses	690
Expense and Fee Offset	–
Less: Excess Expense Reimbursement	(111)
Net Expenses after Waivers and Expense Offsets	579
Net Investment Loss	(532)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	4
Net realized gain from futures contracts	418
Net realized gain from swap contracts	467
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	920
Change in unrealized net appreciation/(depreciation) of futures contracts	(499)
Change in unrealized net appreciation/(depreciation) of swap contracts	43
Net Gain on Investments	1,353
Net Increase in Net Assets Resulting from Operations	$821

See Notes to Consolidated Financial Statements.

16 | DECEMBER 31, 2013

Consolidated Statements of Changes in Net Assets

	Janus Diversified
For the period ended December 31 (unaudited) and the period ended June 30	Alternatives Fund
(all numbers in thousands)	2013	2013(1)

Operations:
Net investment loss	$(532)	$(347)
Net realized gain/(loss) from investment and foreign currency transactions	889	(1,886)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	464	728
Net Increase/(Decrease) in Net Assets Resulting from Operations	821	(1,505)
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	–	–
Class I Shares	–	–
Class N Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	–	–
Class C Shares	–	–
Class D Shares	–	–
Class I Shares	–	–
Class N Shares	–	–
Class S Shares	–	–
Class T Shares	–	–
Net Decrease from Dividends and Distributions to Shareholders	–	–
Capital Share Transactions:
Shares Sold
Class A Shares	227	3,595
Class C Shares	3	3,652
Class D Shares	358	6,360
Class I Shares	210	6,578
Class N Shares	2,284	60,947
Class S Shares	–	3,578
Class T Shares	35	4,771
Shares Repurchased
Class A Shares	–	–
Class C Shares	(4)	–
Class D Shares	(364)	(247)
Class I Shares	–	–
Class N Shares	(2,963)	(2,043)
Class S Shares	(7)	–
Class T Shares	(45)	(916)
Net Increase/(Decrease) from Capital Share Transactions	(266)	86,275
Net Increase in Net Assets	555	84,770
Net Assets:
Beginning of period	84,770	–
End of period	$85,325	$84,770

Undistributed Net Investment Loss*	$(1,073)	$(541)

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 17

Consolidated Financial Highlights

Class A Shares

	Janus Diversified
For a share outstanding during the period ended December 31, 2013 (unaudited) and the period ended	Alternatives Fund
June 30	2013	2013(1)

Net Asset Value, Beginning of Period	$9.82	$10.00
Income from Investment Operations:
Net investment loss	(0.06)	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.08)
Total from Investment Operations	0.09	(0.18)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.91	$9.82
Total Return**	0.92%	(1.80)%
Net Assets, End of Period (in thousands)	$3,787	$3,523
Average Net Assets for the Period (in thousands)	$3,594	$3,557
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.77%	3.05%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.51%	1.52%
Ratio of Net Investment Loss to Average Net Assets***	(1.40)%	(1.36)%
Portfolio Turnover Rate	15%	38%

Class C Shares

	Janus Diversified
For a share outstanding during the period ended December 31, 2013 (unaudited) and the period ended	Alternatives Fund
June 30	2013	2013(1)

Net Asset Value, Beginning of Period	$9.78	$10.00
Income from Investment Operations:
Net investment loss	(0.11)	(0.14)
Net gain/(loss) on investments (both realized and unrealized)	0.16	(0.08)
Total from Investment Operations	0.05	(0.22)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.83	$9.78
Total Return**	0.51%	(2.20)%
Net Assets, End of Period (in thousands)	$3,590	$3,566
Average Net Assets for the Period (in thousands)	$3,585	$3,578
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.52%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	2.27%	2.27%
Ratio of Net Investment Loss to Average Net Assets***	(2.15)%	(2.11)%
Portfolio Turnover Rate	15%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

See Notes to Consolidated Financial Statements.

18 | DECEMBER 31, 2013

Class D Shares

	Janus Diversified
For a share outstanding during the period ended December 31, 2013 (unaudited) and the period ended	Alternatives Fund
June 30	2013	2013(1)

Net Asset Value, Beginning of Period	$9.82	$10.00
Income from Investment Operations:
Net investment loss	(0.06)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.16	(0.10)
Total from Investment Operations	0.10	(0.18)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.92	$9.82
Total Return**	1.02%	(1.80)%
Net Assets, End of Period (in thousands)	$6,064	$6,008
Average Net Assets for the Period (in thousands)	$6,028	$4,995
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.73%	3.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.42%	1.39%
Ratio of Net Investment Loss to Average Net Assets***	(1.30)%	(1.23)%
Portfolio Turnover Rate	15%	38%

Class I Shares

	Janus Diversified
For a share outstanding during the period ended December 31, 2013 (unaudited) and the period ended	Alternatives Fund
June 30	2013	2013(1)

Net Asset Value, Beginning of Period	$9.83	$10.00
Income from Investment Operations:
Net investment loss	(0.05)	(0.08)
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.09)
Total from Investment Operations	0.10	(0.17)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.93	$9.83
Total Return**	1.02%	(1.70)%
Net Assets, End of Period (in thousands)	$6,751	$6,464
Average Net Assets for the Period (in thousands)	$6,717	$5,751
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.51%	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.27%
Ratio of Net Investment Loss to Average Net Assets***	(1.15)%	(1.10)%
Portfolio Turnover Rate	15%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 19

Consolidated Financial Highlights  (continued)

Class N Shares

	Janus Diversified
For a share outstanding during the period ended December 31, 2013 (unaudited) and the period ended	Alternatives Fund
June 30	2013	2013(1)

Net Asset Value, Beginning of Period	$9.83	$10.00
Income from Investment Operations:
Net investment loss	(0.06)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	0.16	(0.12)
Total from Investment Operations	0.10	(0.17)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.93	$9.83
Total Return**	1.02%	(1.70)%
Net Assets, End of Period (in thousands)	$57,802	$57,935
Average Net Assets for the Period (in thousands)	$57,601	$30,839
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.51%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.25%
Ratio of Net Investment Loss to Average Net Assets***	(1.15)%	(1.06)%
Portfolio Turnover Rate	15%	38%

Class S Shares

	Janus Diversified
For a share outstanding during the period ended December 31, 2013 (unaudited) and the period ended	Alternatives Fund
June 30	2013	2013(1)

Net Asset Value, Beginning of Period	$9.81	$10.00
Income from Investment Operations:
Net investment loss	(0.08)	(0.11)
Net gain/(loss) on investments (both realized and unrealized)	0.15	(0.08)
Total from Investment Operations	0.07	(0.19)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.88	$9.81
Total Return**	0.71%	(1.90)%
Net Assets, End of Period (in thousands)	$3,529	$3,502
Average Net Assets for the Period (in thousands)	$3,521	$3,548
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.02%	3.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%	1.76%
Ratio of Net Investment Loss to Average Net Assets***	(1.65)%	(1.60)%
Portfolio Turnover Rate	15%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

See Notes to Consolidated Financial Statements.

20 | DECEMBER 31, 2013

Class T Shares

	Janus Diversified
For a share outstanding during the period ended December 31, 2013 (unaudited) and the period ended	Alternatives Fund
June 30	2013	2013(1)

Net Asset Value, Beginning of Period	$9.82	$10.00
Income from Investment Operations:
Net investment loss	(0.07)	(0.11)
Net gain/(loss) on investments (both realized and unrealized)	0.16	(0.07)
Total from Investment Operations	0.09	(0.18)
Less Distributions:
Dividends (from net investment income)*	–	–
Distributions (from capital gains)*	–	–
Total Distributions	–	–
Net Asset Value, End of Period	$9.91	$9.82
Total Return**	0.92%	(1.80)%
Net Assets, End of Period (in thousands)	$3,802	$3,772
Average Net Assets for the Period (in thousands)	$3,794	$4,004
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.77%	2.94%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.51%	1.51%
Ratio of Net Investment Loss to Average Net Assets***	(1.40)%	(1.36)%
Portfolio Turnover Rate	15%	38%

*	See ”Federal Income Tax” in Notes to Consolidated Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

See Notes to Consolidated Financial Statements.

Janus Alternative Fund | 21

Notes to Consolidated Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Consolidated Financial Statements explain the methods used in preparing and presenting this report.

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The consolidated financial statements include information for the period ended December 31, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fund employs various strategies within the equity, fixed income, commodity, and currency asset classes. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the- counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The

22 | DECEMBER 31, 2013

evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Fund uses a systematic fair valuation model provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment in Subsidiary
To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (“Subsidiary”), which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of December 31, 2013, net assets of the Fund were $85,325,151, of which $20,704,397, or approximately 24%, represented the Fund’s ownership of the shares of the Subsidiary. The Fund owns 1,944,645 shares of the Subsidiary. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
The Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to the Fund. Each class of

Janus Alternative Fund | 23

Notes to Consolidated Financial Statements (unaudited) (continued)

shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in the Subsidiary, will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually.

Federal Income Taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash
As of December 31, 2013, Janus Diversified Alternatives Fund had restricted cash in the amount of $76,670,000. The restricted cash represents collateral received in relation to futures and swap contracts invested in by the Fund at December 31, 2013. The carrying value of the restricted cash approximates fair value.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Fund utilizes the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Fund’s investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued

24 | DECEMBER 31, 2013

at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the period.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Fund shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Fund may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Fund is not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Fund when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Fund cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Fund.

In addition, the Accounting Standards Update requires the Fund to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Fund did not hold any Level 3 securities as of December 31, 2013.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

2.	DERIVATIVE INSTRUMENTS

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, commodities-linked derivative instruments, inflation-index swaps, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2013 is discussed in further detail below. A summary of derivative activity is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging (to offset risks associated with an investment, currency

Janus Alternative Fund | 25

Notes to Consolidated Financial Statements (unaudited) (continued)

exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets in which it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Commodity Risk – Commodity risk relates to the change in value of commodities or commodity-linked investments due to changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

26 | DECEMBER 31, 2013

Commodity-Linked Investments
The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Consolidated Statement of Operations.

Futures Contracts
A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded as “Net realized gain/(loss) from futures contracts” on the Consolidated Statement of Operations, equal to the difference between the opening and closing value of the contract. Generally, futures contracts are marked-to-market (i.e. treated as realized and subject to distribution) for federal income tax purposes at fiscal year-end. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments. Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

Swaps
A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to a commodity index, commodity markets, or certain common or preferred stocks and/or to “hedge” or protect its portfolio from adverse movements in securities prices, the rate of inflation, or interest rates. The Fund is subject to equity risk, commodity risk, and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation

Janus Alternative Fund | 27

Notes to Consolidated Financial Statements (unaudited) (continued)

to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Swap agreements traditionally were privately negotiated and entered into in the OTC market. However, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) of 2010 now requires certain swap agreements to be cleared through a clearinghouse and traded on an exchange or swap execution facility. New regulations under the Dodd-Frank Act could, among other things, increase the cost of such transactions. Swap contracts of the Fund are reported as an asset or liability on the Consolidated Statement of Assets and Liabilities. Realized gains and losses on swaps are reported in “Net realized gain/(loss) from swap contracts” on the Consolidated Statement of Operations.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

The Fund’s maximum risk of loss for total return swaps from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of December 31, 2013.

Fair Value of Derivative Instruments as of December 31, 2013

	Asset Derivatives		Liability Derivatives
Derivatives not accounted	Consolidated Statement		Consolidated Statement
for as hedging instruments	of Assets and Liabilities Location	Fair Value	of Assets and Liabilities Location	Fair Value

Janus Diversified Alternatives Fund
Commodity Contracts	Outstanding swap contracts at value	$115,102
Commodity Contracts	Variation margin	48,440	Variation margin	$17,756
Currency Contracts			Variation margin	6,566
Equity Contracts	Outstanding swap contracts at value	3,486,205	Outstanding swap contracts at value	3,502,946
Foreign Exchange Contracts	Forward currency contracts	52,707	Forward currency contracts	22,467
Interest Rate Contracts			Outstanding swap contracts at value	74,193
Interest Rate Contracts	Variation margin	6,531	Variation margin	133

Total		$3,708,985		$3,624,061

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended December 31, 2013.

The effect of Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions	Futures contracts	Swap contracts	Total

Janus Diversified Alternatives Fund
Commodity Contracts	$–	$(595,905)	$(4,598)	$(600,503)
Currency Contracts	–	310,886	–	310,886
Equity Contracts	–	–	170,426	170,426
Foreign Exchange Contracts	(203,774)	–	–	(203,774)
Interest Rate Contracts	–	(132,577)	301,056	168,479

Total	$(203,774)	$(417,596)	$466,884	$(154,486)

28 | DECEMBER 31, 2013

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Futures contracts	Swap contracts	Total

Janus Diversified Alternatives Fund
Commodity Contracts	$–	$(15,593)	$115,102	$99,509
Currency Contracts	–	(150,772)	–	(150,772)
Equity Contracts	–	–	991	991
Foreign Exchange Contracts	27,379	–	–	27,379
Interest Rate Contracts	–	(333,026)	(72,636)	(405,662)

Total	$27,379	$(499,391)	$43,457	$(428,555)

Please see the Fund’s Consolidated Statement of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Consolidated Statement of Operations are indicative of the Fund’s volume throughout the period.

3.	OTHER INVESTMENTS AND STRATEGIES

Additional Investment Risk
The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Act is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions.

Janus Alternative Fund | 29

Notes to Consolidated Financial Statements (unaudited) (continued)

Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Consolidated Statement of Assets and Liabilities.

The Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities
The Fund has recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, the Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Consolidated Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities, and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts Offset in the
	Gross Amounts of	Consolidated Statement of
Counterparty	Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Barclays Capital, Inc.	$–	$–	$–	$–
BNP Paribas	1,102,411	(1,102,411)	–	–
Goldman Sachs International	2,383,794	(2,254,703)	(84,769)	44,322
HSBC Securities (USA), Inc.	52,707	(22,467)	–	30,240
UBS A.G.	115,102	–	–	115,102

Total	$3,654,014	$(3,379,581)	$(84,769)	$189,664

30 | DECEMBER 31, 2013

Offsetting of Financial Liabilities and Derivative Liabilities

		Gross Amounts Offset in the
	Gross Amounts of	Consolidated Statement of
Counterparty	Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Barclays Capital, Inc.	$74,193	$–	$–	$74,193
BNP Paribas	1,248,243	(1,102,411)	(145,832)	–
Goldman Sachs International	2,254,703	(2,254,703)	–	–
HSBC Securities (USA), Inc.	22,467	(22,467)	–	–
UBS A.G.	–	–		–

Total	$3,599,606	$(3,379,581)	$(145,832)	$74,193

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not require the counterparty to post collateral for forward currency contracts; however, the Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral reduces the risk of loss.

4.	INVESTMENT ADVISORY AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary’s contractual investment advisory fee rate (expressed as an annual rate). The rate shown is a fixed rate based on the Fund’s average daily net assets.

	Average Daily		Contractual Investment
	Net Assets		Advisory Fee (%)
Fund	of the Fund		(annual rate)

Janus Diversified Alternatives Fund	First $	1 Billion	1.00
	Over $	1 Billion	0.95

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to

Janus Alternative Fund | 31

Notes to Consolidated Financial Statements (unaudited) (continued)

existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Fund. The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Fund. If any of the Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund, or reimburse expenses, in an amount equal to the amount, if any, that the Fund’s normal operating expenses, which include the other expenses of the Subsidiary, in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue the waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Consolidated Statement of Operations.

Expense
Fund	Limit (%)

Diversified Alternatives Fund	1.25

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the period ended December 31, 2013, Janus Capital recovered $21,360 from the Fund. This amount is disclosed as “Recoupment expense” on the Consolidated Statement of Operations. As of December 31, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $396,009. The recoupment of such reimbursements expires December 28, 2015.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Consolidated Statement of Assets and Liabilities as an asset, “Noninterested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $127,496 were paid by the Trust to a Trustee under the

32 | DECEMBER 31, 2013

Deferred Plan during the period ended December 31, 2013.

Certain officers of the Fund may also be officers and/or directors of Janus Capital. The Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. Some expenses related to compensation payable to the Fund’s Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $254,837 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2013. The Fund’s portion is reported as part of “Other Expenses” on the Consolidated Statement of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Diversified Alternatives Fund	$87

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. There were no CDSCs paid by redeeming shareholders of Class C Shares to Janus Distributors during the period ended December 31, 2013.

The Fund’s expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Consolidated Statement of Operations. The Fund could have employed the assets used by the custodian and/or transfer agent to produce income if it had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Fund”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Fund’s ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Fund.

During the period ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Consolidated Schedule of Investments and Other Information.

The seed capital contribution by Janus Capital or an affiliate as of December 31, 2013 is indicated in the following table.

Seed Capital
Fund	at 12/31/13

Janus Diversified Alternatives Fund - Class A Shares	$3,571,428
Janus Diversified Alternatives Fund - Class C Shares	3,571,428
Janus Diversified Alternatives Fund - Class D Shares	3,571,429
Janus Diversified Alternatives Fund - Class I Shares	3,571,428
Janus Diversified Alternatives Fund - Class N Shares	3,571,429
Janus Diversified Alternatives Fund - Class S Shares	3,571,429
Janus Diversified Alternatives Fund - Class T Shares	3,571,429

5.	FEDERAL INCOME TAX

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if

Janus Alternative Fund | 33

Notes to Consolidated Financial Statements (unaudited) (continued)

applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in futures contracts.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Diversified Alternatives Fund	$7,573,340	$1,104,979	$(29,508)	$1,075,471

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the period ended June 30, 2013

			Accumulated
	No Expiration		Capital
Fund	Short-Term	Long-Term	Losses

Janus Diversified Alternatives Fund(1)	$(1,259,203)	$–	$(1,259,203)

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

6.	CAPITAL SHARE TRANSACTIONS

For the period ended December 31 (unaudited) and the period ended June 30	Janus Diversified Alternative Fund
(all numbers in thousands)	2013	2013(1)

Transactions in Fund Shares – Class A Shares:
Shares sold	23	359
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	23	359
Shares Outstanding, Beginning of Period	359	–
Shares Outstanding, End of Period	382	359
Transactions in Fund Shares – Class C Shares:
Shares sold	1	365
Reinvested dividends and distributions	–	–
Shares repurchased	(1)	–
Net Increase/(Decrease) in Fund Shares	–	365
Shares Outstanding, Beginning of Period	365	–
Shares Outstanding, End of Period	365	365
Transactions in Fund Shares – Class D Shares:
Shares sold	36	637
Reinvested dividends and distributions	–	–
Shares repurchased	(37)	(25)
Net Increase/(Decrease) in Fund Shares	(1)	612
Shares Outstanding, Beginning of Period	612	–
Shares Outstanding, End of Period	611	612

34 | DECEMBER 31, 2013

For the period ended December 31 (unaudited) and the period ended June 30	Janus Diversified Alternative Fund
(all numbers in thousands)	2013	2013(1)

Transactions in Fund Shares – Class I Shares:
Shares sold	22	658
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	22	658
Shares Outstanding, Beginning of Period	658	–
Shares Outstanding, End of Period	680	658
Transactions in Fund Shares – Class N Shares:
Shares sold	227	6,099
Reinvested dividends and distributions	–	–
Shares repurchased	(300)	(207)
Net Increase/(Decrease) in Fund Shares	(73)	5,892
Shares Outstanding, Beginning of Period	5,892	–
Shares Outstanding, End of Period	5,819	5,892
Transactions in Fund Shares – Class S Shares:
Shares sold	–	357
Reinvested dividends and distributions	–	–
Shares repurchased	–	–
Net Increase/(Decrease) in Fund Shares	–	357
Shares Outstanding, Beginning of Period	357	–
Shares Outstanding, End of Period	357	357
Transactions in Fund Shares – Class T Shares:
Shares sold	4	477
Reinvested dividends and distributions	–	–
Shares repurchased	(4)	(93)
Net Increase/(Decrease) in Fund Shares	–	384
Shares Outstanding, Beginning of Period	384	–
Shares Outstanding, End of Period	384	384

(1)	Period from December 28, 2012 (inception date) through June 30, 2013.

7.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Janus Diversified Alternatives Fund	$8,871,916	$3,818,381	$–	$–

8.	SUBSEQUENT EVENT

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Fund’s consolidated financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s consolidated financial statements.

Janus Alternative Fund | 35

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

36 | DECEMBER 31, 2013

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Alternative Fund | 37

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

38 | DECEMBER 31, 2013

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

40 | DECEMBER 31, 2013

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Alternative Fund | 41

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

42 | DECEMBER 31, 2013

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Alternative Fund | 43

Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

44 | DECEMBER 31, 2013

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Alternative Fund | 45

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

46 | DECEMBER 31, 2013

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

3.	Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

4.	Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased

Janus Alternative Fund | 47

Useful Information About Your Fund Report (unaudited) (continued)

but not yet settled, Fund shares redeemed but not yet paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t

48 | DECEMBER 31, 2013

confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Alternative Fund | 49

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55530	125-24-93011 02-14

semiannual report
December 31, 2013

Janus Asset Allocation Funds

Janus Global Allocation Fund – Conservative
Janus Global Allocation Fund – Growth
Janus Global Allocation Fund – Moderate

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Asset Allocation Funds

Co-Chief Investment Officers’ Market Perspective (unaudited)

Enrique Chang
Chief Investment
Officer, Equities
& Asset Allocation

Gibson Smith
Chief Investment
Officer, Fixed Income

Global economic growth continued to improve in the final months of 2013, to the extent that the Federal Reserve (Fed) announced it would begin to taper its quantitative-easing (QE) program beginning in January. While the Fed is ahead of the curve in starting to rein in the extremely unconventional global monetary policy seen over the past few years, other central banks eventually will catch up. Fiscal and monetary policies have been battling for supremacy over the last 12 to 18 months; at this point, we believe that monetary policy changes generally are in front of us, while fiscal policy drag is behind us.

We do not expect short-term interest rate increases this year. However, we believe central banks will begin to transition toward a more normalized rate environment within the context of continued accommodation. Given that, we believe the economy will do better in 2014 than it did in 2013. We expect U.S. gross domestic product growth to rise above 3%, growth in Japan to be a little bit higher than it has been, and that growth will accelerate in Europe.

With the sharp rally of 2013, equities remain attractive, but investors need to be choosier stock pickers. Valuations are higher but not stretched; the challenge is to find pockets of opportunity. We also believe equities remain more attractive than bonds.

Several factors favor the equity markets. In the U.S., a budget deal, while far from perfect, gives us some respite from the uncertainty of fiscal policy. Fed tapering is with us, but at a modest and prudent pace, and one that accompanies the continued growth of the U.S. economy. Outside the U.S., we have a rare period when most major developed economies and China are growing, albeit slowly. The convergence of these factors has allowed the market to focus on company-specific issues again, bringing stock correlations among U.S. equities to their lowest level in six years. Questions remain in Brazil and India, which face election and economic uncertainty, but we believe low valuations and a compelling long-term outlook warrants exposure to emerging markets.

Stock selection matters most when we have a slow-growth economy and a market with lower stock correlations and less focus on macro risks. In this environment, which we see continuing, a keen understanding of business models, industry developments and of valuation serves investors best.

From a fixed income perspective, we expect rising longer-term interest rates. The Fed has reduced QE by $10 billion per month, to $75 billion monthly, and we believe there will be additional tapering as 2014 progresses. However, we believe the Fed will keep short-term interest rates anchored throughout 2014. This means the yield curve, or the difference between 2-year and 30-year Treasury yields, likely will continue to steepen. The risk to our views remains a very benign global inflation outlook.

In a rising-rate environment, clients have to be focused on managing shorter-duration positions as well as overweighting spread product, both mortgages and corporate credit. We continue to be very bullish on corporate credit as an asset class, and believe that’s where the best risk-adjusted fixed income returns will be generated in 2014. However, security selection is key to driving total returns in the credit space. We believe that in addition to security selection, knowing which securities to avoid will be the best way for fixed income managers to outperform in 2014.

Globally, we believe there will continue to be good opportunities in Europe, as the deleveraging trends in Europe are about one or two years behind that of the United States. We also believe there will be opportunities in the peripheral European countries that experienced the most damage throughout the financial crisis. Our biggest concern is what happens with emerging markets. We’ve seen a period where growth in the emerging markets has led the way while developed markets have trailed behind. In 2014, we expect revived growth in developed markets, but have concerns around sustainable growth in some of the emerging markets. We believe the market has gotten ahead of itself in terms of pricing growth expectations in emerging markets, leading us to a more cautious position toward emerging-market debt.

Janus Asset Allocation Funds | 1

(unaudited) (continued)

Overall, 2013 was a great year to remind fixed income investors of the importance of preservation of capital and risk adjusted returns. Market valuations are stretched right now, and focusing on where the best opportunities are, as well as avoiding the riskiest opportunities in the market, is how investors will be successful, in our view.

Sincerely,

Enrique Chang
Chief Investment
Officer, Equities
& Asset Allocation

Gibson Smith
Chief Investment
Officer, Fixed Income

2 | DECEMBER 31, 2013

Janus Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT
We believe broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the Fund’s overall volatility through the use of alternatives. This approach coupled with access to Janus Capital Group’s innovative investment expertise and solutions should provide superior risk-adjusted returns over the long term.
Dan Scherman portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Conservative’s Class T Shares returned 8.26% for the six-month period ended December 31, 2013. This compares with a return of 2.34% for the Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of 7.58% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%).

MARKET REVIEW

Global equities benefited from a “risk-on” environment, with economic optimism generally offsetting worries over when the U.S. Federal Reserve (Fed) would begin a gradual reduction (i.e., taper) of its stimulative bond-buying program. Easing concerns over the Fed’s plans late in the period were reflected in a muted market response when the central bank finally announced it would begin tapering in January. Importantly, the central bank assured the markets it would maintain its ultra-low interest rate policy for a lengthy period. The action and comments gave investors some needed clarity. Janet Yellen’s ascension as the new Fed chair added to the bullish sentiment, given her support of her predecessor’s (Ben Bernanke) accommodative policies. In Asia, economic reform-related enthusiasm showed signs of translating into legitimate economic growth for Japan. Meanwhile, investors were concerned over China’s future growth rate.

Developed markets, led by Europe, continued to outperform emerging markets, adding to their significant performance gap during 2013. Uncertainty over growth rates in key emerging markets, such as China, was among factors holding back developing market returns. With signs of U.S. sustainable economic growth and the onset of tapering, interest rates rose and the U.S. Treasury yield curve steepened, leading to declines in government bond indices, although corporate bonds benefited from tightening spreads. Real estate investment trusts (REITs) were also negatively impacted by rising rates.

INVESTMENT PROCESS

Janus Global Allocation Fund – Conservative invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven, risk-managed strategies and fundamentally driven growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Conservative. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

Janus Asset Allocation Funds | 3

Janus Global Allocation Fund - Conservative (unaudited)

PORTFOLIO REVIEW

Given its exposure to equities, the Fund significantly outperformed its primary benchmark, the Barclays Global Aggregate Bond Index. The Fund also beat its secondary benchmark, the Global Conservative Allocation Index. Among individual contributors were Janus International Equity Fund, Janus Global Bond Fund and INTECH U.S. Value Fund. Janus Global Bond Fund benefited from its significant weighting in the Fund. Detractors included Janus Diversified Alternatives Fund, Janus Forty Fund and Janus Global Real Estate Fund.

POSITIONING

Among Fund changes during the period, we added Janus Forty Fund and increased exposure to Janus Global Real Estate Fund. The latter was the result of our asset allocation committee’s determination that real estate was attractively valued even though the short-term headwind from rising rates remains. We also increased Janus Short-Term Bond Fund’s weighting, although we allowed a modest fixed income underweight relative to our secondary benchmark to persist. We also continued to manage the Fund’s overall fixed income duration in anticipation of rising rates.

OUTLOOK

Our base case is for a gradual rise in interest rates. A sudden spike could significantly weaken investor confidence and, in turn, equities and the economy broadly. We view the steepening yield curve as a positive sign that the U.S. economic fundamentals are improving.

Along with a strengthening U.S. economy, positive macroeconomic data from Europe should also offer support for equities and global economic fundamentals. Given their lengthy relative underperformance, emerging markets are becoming more attractive to us. Historically, recoveries in developed markets, such as we’re experiencing, have led to strong performance in emerging markets.

Despite our generally positive outlook, the strong equity rally makes us mindful of the importance of diversification, which we maintain in the Fund while letting our investment views express themselves at the margin.

Thank you for investing in Janus Global Allocation Fund – Conservative.

4 | DECEMBER 31, 2013

(unaudited)

Janus Global Allocation Fund – Conservative (% of Net Assets)

Janus Global Bond Fund – Class N Shares	37.1%
Janus International Equity Fund – Class N Shares	9.4%
Janus Flexible Bond Fund – Class N Shares	8.3%
Janus Short-Term Bond Fund – Class N Shares	6.3%
INTECH U.S. Value Fund – Class I Shares	5.6%
Janus Diversified Alternatives Fund – Class N Shares	4.6%
INTECH International Fund – Class I Shares	4.5%
Janus Global Research Fund – Class I Shares	4.4%
Perkins Large Cap Value Fund – Class N Shares	4.3%
INTECH U.S. Growth Fund – Class I Shares	3.9%
Janus Triton Fund – Class N Shares	2.3%
Janus Global Select Fund – Class I Shares	2.2%
Janus Overseas Fund – Class N Shares	2.1%
Janus Fund – Class N Shares	1.7%
Janus Global Real Estate Fund – Class I Shares	1.6%
Perkins Small Cap Value Fund – Class N Shares	1.1%
Janus Forty Fund – Class N Shares	0.6%

Janus Global Allocation Fund - Conservative At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Janus Asset Allocation Funds | 5

Janus Global Allocation Fund - Conservative (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Conservative – Class A Shares

NAV	8.33%	10.64%	11.05%	7.03%	1.03%

MOP	2.09%	4.30%	9.74%	6.25%

Janus Global Allocation Fund – Conservative – Class C Shares

NAV	7.86%	9.76%	10.22%	6.24%	1.79%

CDSC	6.86%	8.76%	10.22%	6.24%

Janus Global Allocation Fund – Conservative – Class D Shares(1)	8.39%	10.78%	11.23%	7.25%	0.85%

Janus Global Allocation Fund – Conservative – Class I Shares	8.36%	10.83%	11.16%	7.21%	0.80%

Janus Global Allocation Fund – Conservative – Class S Shares	8.17%	10.48%	10.80%	6.78%	1.21%

Janus Global Allocation Fund – Conservative – Class T Shares	8.26%	10.73%	11.16%	7.21%	0.96%

Barclays Global Aggregate Bond Index	2.34%	–2.60%	3.91%	5.04%

Global Conservative Allocation Index	7.58%	6.98%	8.48%	5.67%

Morningstar Quartile – Class T Shares	–	3rd	3rd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	–	282/486	171/264	56/233

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

6 | DECEMBER 31, 2013

(unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets.

Returns include reinvestment of all dividends and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 7

Janus Global Allocation Fund - Conservative (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,083.30	$2.52	$1,000.00	$1,022.79	$2.45	0.48%

Class C Shares	$1,000.00	$1,078.60	$6.50	$1,000.00	$1,018.95	$6.31	1.24%

Class D Shares	$1,000.00	$1,083.90	$1.47	$1,000.00	$1,023.79	$1.43	0.28%

Class I Shares	$1,000.00	$1,084.50	$1.31	$1,000.00	$1,023.95	$1.28	0.25%

Class S Shares	$1,000.00	$1,081.70	$3.36	$1,000.00	$1,021.98	$3.26	0.64%

Class T Shares	$1,000.00	$1,083.40	$2.00	$1,000.00	$1,023.29	$1.94	0.38%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2013

Janus Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Mutual Funds(1),£ – 100.0%
Alternative Funds – 6.2%
1,356,723	Janus Diversified Alternatives Fund* - Class N Shares	$13,472,265
445,420	Janus Global Real Estate Fund – Class I Shares	4,552,190
		18,024,455
Equity Funds – 42.1%
1,408,793	INTECH International Fund – Class I Shares	13,003,160
576,323	INTECH U.S. Growth Fund – Class I Shares	11,405,431
1,324,443	INTECH U.S. Value Fund – Class I Shares	16,356,874
38,797	Janus Forty Fund – Class N Shares	1,605,420
117,233	Janus Fund – Class N Shares	4,808,912
211,237	Janus Global Research Fund – Class I Shares	12,847,418
509,268	Janus Global Select Fund – Class I Shares	6,452,422
1,987,473	Janus International Equity Fund – Class N Shares	27,268,123
167,760	Janus Overseas Fund – Class N Shares	6,183,644
286,465	Janus Triton Fund – Class N Shares	6,826,455
798,985	Perkins Large Cap Value Fund – Class N Shares	12,592,010
123,769	Perkins Small Cap Value Fund – Class N Shares	3,184,576
		122,534,445
Fixed Income Funds – 51.7%
2,340,748	Janus Flexible Bond Fund – Class N Shares	24,273,559
10,793,727	Janus Global Bond Fund – Class N Shares	108,045,210
5,927,414	Janus Short-Term Bond Fund – Class N Shares	18,197,159
		150,515,928

Total Investments (total cost $262,402,275) – 100.0%		291,074,828

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(40,039)

Net Assets – 100%		$291,034,789

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Asset Allocation Funds | 9

Janus Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT
We believe broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the Fund’s overall volatility through the use of alternatives. This coupled with access to Janus Capital Group’s innovative investment expertise and solutions should provide superior risk-adjusted returns over the long term.
Dan Scherman portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Growth’s Class T Shares returned 13.60% for the six-month period ended December 31, 2013. This compares with a return of 15.79% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of 13.01% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Barclays Global Aggregate Bond Index (20%).

MARKET REVIEW

Global equities benefited from a “risk-on” environment, with economic optimism generally offsetting worries over when the U.S. Federal Reserve (Fed) would begin a gradual reduction (i.e., taper) of its stimulative bond-buying program. Easing concerns over the Fed’s plans late in the period were reflected in a muted market response when the central bank finally announced it would begin tapering in January. Importantly, the central bank assured the markets it would maintain its ultra-low interest rate policy for a lengthy period. The action and comments gave investors some needed clarity. Janet Yellen’s ascension as the new Fed chair added to the bullish sentiment, given her support of her predecessor’s (Ben Bernanke) accommodative policies. In Asia, economic reform-related enthusiasm showed signs of translating into legitimate economic growth for Japan. Meanwhile, investors were concerned over China’s future growth rate.

Developed markets, led by Europe, continued to outperform emerging markets, adding to their significant performance gap during 2013. Uncertainty over growth rates in key emerging markets, such as China, was among factors holding back developing market returns. With signs of U.S. sustainable economic growth and the onset of tapering, interest rates rose and the U.S. Treasury yield curve steepened, leading to declines in government bond indices, although corporate bonds benefited from tightening spreads. Real estate investment trusts (REITs) were also negatively impacted by rising rates.

INVESTMENT PROCESS

Janus Global Allocation Fund – Growth invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven, risk-managed strategies, and fundamentally driven growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Growth. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

PORTFOLIO REVIEW

Given its exposure to fixed income and alternatives, the Fund underperformed its primary benchmark, the MSCI All Country World Index. The Fund outperformed its

10 | DECEMBER 31, 2013

(unaudited)

secondary benchmark, the Global Growth Allocation Index. Detractors included our holdings in Janus Diversified Alternatives Fund, Janus Forty Fund and Janus Fund. Contributors were led by Janus International Equity Fund, INTECH International Fund and INTECH U.S. Value Fund.

POSITIONING

Among Fund changes during the period, we added Janus Forty Fund and increased exposure to Janus Global Real Estate Fund. The latter was the result of our asset allocation committee’s determination that real estate was attractively valued even though the short-term headwind from rising rates remains. We sold Janus Fund to add Janus Forty Fund, which we believe offers more growth potential to the Fund.

OUTLOOK

Our base case is for a gradual rise in interest rates. A sudden spike could significantly weaken investor confidence and, in turn, equities and the economy broadly. We view the steepening yield curve as a positive sign that the U.S. economic fundamentals are improving.

Along with a strengthening U.S. economy, positive macroeconomic data from Europe should also offer support for equities and global economic fundamentals. Given their lengthy relative underperformance, emerging markets are becoming more attractive to us. Historically, recoveries in developed markets, such as we’re experiencing, have led to strong performance in emerging markets.

Despite our generally positive outlook, the strong equity rally makes us mindful of the importance of diversification, which we maintain in the Fund while letting our investment views express themselves at the margin.

Thank you for investing in Janus Global Allocation Fund – Growth.

Janus Asset Allocation Funds | 11

Janus Global Allocation Fund - Growth (unaudited)

Janus Global Allocation Fund – Growth (% of Net Assets)

Janus International Equity Fund – Class N Shares	16.7%
Janus Global Bond Fund – Class N Shares	14.0%
INTECH International Fund – Class I Shares	11.1%
INTECH U.S. Value Fund – Class I Shares	9.0%
Janus Overseas Fund – Class N Shares	6.0%
Janus Diversified Alternatives Fund – Class N Shares	5.3%
INTECH U.S. Growth Fund – Class I Shares	5.2%
Perkins Large Cap Value Fund – Class N Shares	5.1%
Janus Global Research Fund – Class I Shares	4.2%
Janus Global Real Estate Fund – Class I Shares	3.6%
Janus Global Select Fund – Class I Shares	3.1%
Janus Emerging Markets Fund – Class I Shares	2.8%
Janus Triton Fund – Class N Shares	2.2%
Janus Contrarian Fund – Class I Shares	2.2%
Janus Enterprise Fund – Class N Shares	2.1%
Perkins Small Cap Value Fund – Class N Shares	2.1%
Perkins Mid Cap Value Fund – Class N Shares	2.0%
Janus Twenty Fund – Class D Shares	1.7%
Janus Forty Fund – Class N Shares	1.6%

Janus Global Allocation Fund - Growth At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2013

12 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Growth – Class A Shares

NAV	13.55%	19.44%	14.47%	7.21%	1.12%

MOP	7.06%	12.53%	13.13%	6.42%

Janus Global Allocation Fund – Growth – Class C Shares

NAV	13.02%	18.49%	13.57%	6.39%	1.92%

CDSC	12.02%	17.49%	13.57%	6.39%

Janus Global Allocation Fund – Growth – Class D Shares(1)	13.63%	19.58%	14.66%	7.39%	0.99%

Janus Global Allocation Fund – Growth – Class I Shares	13.62%	19.66%	14.60%	7.35%	0.91%

Janus Global Allocation Fund – Growth – Class S Shares	13.47%	19.28%	14.27%	6.99%	1.32%

Janus Global Allocation Fund – Growth – Class T Shares	13.60%	19.56%	14.60%	7.35%	1.07%

MSCI All Country World IndexSM	15.79%	22.80%	14.92%	5.75%

Global Growth Allocation Index	13.01%	17.32%	12.83%	5.84%

Morningstar Quartile – Class T Shares	–	1st	1st	1st

Morningstar Ranking – based on total returns for World Allocation Funds	–	28/486	21/264	51/233

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Asset Allocation Funds | 13

Janus Global Allocation Fund - Growth (unaudited)

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets.

Returns include reinvestment of all dividends and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

14 | DECEMBER 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,137.10	$2.53	$1,000.00	$1,022.84	$2.40	0.47%

Class C Shares	$1,000.00	$1,131.00	$6.82	$1,000.00	$1,018.80	$6.46	1.27%

Class D Shares	$1,000.00	$1,136.30	$1.62	$1,000.00	$1,023.69	$1.53	0.30%

Class I Shares	$1,000.00	$1,136.20	$1.35	$1,000.00	$1,023.95	$1.28	0.25%

Class S Shares	$1,000.00	$1,133.90	$3.44	$1,000.00	$1,021.98	$3.26	0.64%

Class T Shares	$1,000.00	$1,137.60	$2.10	$1,000.00	$1,023.24	$1.99	0.39%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Asset Allocation Funds | 15

Janus Global Allocation Fund - Growth

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Mutual Funds(1),£ – 100.0%
Alternative Funds – 8.9%
1,443,815	Janus Diversified Alternatives Fund* - Class N Shares	$14,337,085
965,210	Janus Global Real Estate Fund – Class I Shares	9,864,442
		24,201,527
Equity Funds – 77.1%
3,248,864	INTECH International Fund – Class I Shares	29,987,013
711,392	INTECH U.S. Growth Fund – Class I Shares	14,078,449
1,973,751	INTECH U.S. Value Fund – Class I Shares	24,375,824
283,952	Janus Contrarian Fund – Class I Shares	5,937,439
906,186	Janus Emerging Markets Fund – Class I Shares	7,593,837
69,875	Janus Enterprise Fund – Class N Shares	5,746,494
106,176	Janus Forty Fund – Class N Shares	4,393,550
185,245	Janus Global Research Fund – Class I Shares	11,266,614
669,979	Janus Global Select Fund – Class I Shares	8,488,636
3,282,471	Janus International Equity Fund – Class N Shares	45,035,500
441,761	Janus Overseas Fund – Class N Shares	16,283,311
251,002	Janus Triton Fund – Class N Shares	5,981,363
71,294	Janus Twenty Fund – Class D Shares	4,525,051
875,780	Perkins Large Cap Value Fund – Class N Shares	13,802,298
233,179	Perkins Mid Cap Value Fund – Class N Shares	5,444,733
218,093	Perkins Small Cap Value Fund – Class N Shares	5,611,541
		208,551,653
Fixed Income Fund – 14.0%
3,793,329	Janus Global Bond Fund – Class N Shares	37,971,229

Total Investments (total cost $220,009,807) – 100.0%		270,724,409

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(53,594)

Net Assets – 100%		$270,670,815

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | DECEMBER 31, 2013

Janus Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT
We believe broad global diversification allows flexibility to capture the best-performing asset classes regardless of geographies. In addition, we seek to dampen the Fund’s overall volatility through the use of alternatives. This approach coupled with access to Janus Capital Group’s innovative investment expertise and solutions should provide superior risk-adjusted returns over the long term.
Dan Scherman portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Moderate’s Class T Shares returned 11.00% for the six-month period ended December 31, 2013. This compares with a return of 15.79% for its primary benchmark, the MSCI All Country World Index, and a 10.27% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Barclays Global Aggregate Bond Index (40%).

MARKET REVIEW

Global equities benefited from a “risk-on” environment, with economic optimism generally offsetting worries over when the U.S. Federal Reserve (Fed) would begin a gradual reduction (i.e., taper) of its stimulative bond-buying program. Easing concerns over the Fed’s plans late in the period were reflected in a muted market response when the central bank finally announced it would begin tapering in January. Importantly, the central bank assured the markets it would maintain its ultra-low interest rate policy for a lengthy period. The action and comments gave investors some needed clarity. Janet Yellen’s ascension as the new Fed chair added to the bullish sentiment, given her support of her predecessor’s (Ben Bernanke) accommodative policies. In Asia, economic reform-related enthusiasm showed signs of translating into legitimate economic growth for Japan. Meanwhile, investors were concerned over China’s future growth rate.

Developed markets, led by Europe, continued to outperform emerging markets, adding to their significant performance gap during 2013. Uncertainty over growth rates in key emerging markets, such as China, was among factors holding back developing market returns. With signs of U.S. sustainable economic growth and the onset of tapering, interest rates rose and the U.S. Treasury yield curve steepened, leading to declines in government bond indices, although corporate bonds benefited from tightening spreads. Real estate investment trusts (REITs) were also negatively impacted by rising rates.

INVESTMENT PROCESS

Janus Global Allocation Fund – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven, risk-managed strategies and fundamentally driven growth and value-oriented investments. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. Then, acting in conjunction with an outside consultant, we establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Moderate. The Janus Asset Allocation Committee also provides input on the overall allocation. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

PORTFOLIO REVIEW

Given its exposure to fixed income and alternatives, the Fund underperformed its primary benchmark, the MSCI All Country World Index. The Fund outperformed its

Janus Asset Allocation Funds | 17

Janus Global Allocation Fund - Moderate (unaudited)

secondary benchmark, Global Moderate Allocation Index. Detractors included Janus Short-Term Bond Fund, Janus Diversified Alternatives Fund and Janus Forty Fund. Among individual contributors were Janus International Equity Fund, INTECH International Fund and INTECH U.S. Value Fund.

POSITIONING

Among Fund changes during the period, we added Janus Forty Fund and increased exposure to Janus Global Real Estate Fund. The latter was the result of our asset allocation committee’s determination that real estate was attractively valued even though the short-term headwind from rising rates remains. We also increased Janus Short-Term Bond Fund’s weighting, although we allowed a modest fixed income underweight relative to our secondary benchmark to persist. We also continued to manage the Fund’s overall fixed income duration in anticipation of rising rates.

OUTLOOK

Our base case is for a gradual rise in interest rates. A sudden spike could significantly weaken investor confidence and, in turn, equities and the economy broadly. We view the steepening yield curve as a positive sign that the U.S. economic fundamentals are improving.

Along with a strengthening U.S. economy, positive macroeconomic data from Europe should also offer support for equities and global economic fundamentals. Given their lengthy relative underperformance, emerging markets are becoming more attractive to us. Historically, recoveries in developed markets, such as we’re experiencing, have led to strong performance in emerging markets.

Despite our generally positive outlook, the strong equity rally makes us mindful of the importance of diversification, which we maintain in the Fund while letting our investment views express themselves at the margin.

Thank you for investing in Janus Global Allocation Fund – Moderate.

18 | DECEMBER 31, 2013

(unaudited)

Janus Global Allocation Fund – Moderate (% of Net Assets)

Janus Global Bond Fund – Class N Shares	26.0%
Janus International Equity Fund – Class N Shares	12.8%
INTECH U.S. Value Fund – Class I Shares	8.1%
INTECH International Fund – Class I Shares	8.1%
Janus Diversified Alternatives Fund – Class N Shares	8.0%
Perkins Large Cap Value Fund – Class N Shares	5.2%
INTECH U.S. Growth Fund – Class I Shares	4.4%
Janus Overseas Fund – Class N Shares	4.3%
Janus Short-Term Bond Fund – Class N Shares	3.8%
Janus Global Research Fund – Class I Shares	3.2%
Janus Triton Fund – Class N Shares	2.3%
Janus Global Select Fund – Class I Shares	2.3%
Janus Global Real Estate Fund – Class I Shares	2.1%
Perkins Small Cap Value Fund – Class N Shares	2.1%
Janus Emerging Markets Fund – Class I Shares	1.8%
Janus Twenty Fund – Class D Shares	1.7%
Janus Fund – Class N Shares	1.7%
Janus Contrarian Fund – Class I Shares	1.1%
Janus Forty Fund – Class N Shares	1.0%

Janus Global Allocation Fund - Moderate At A Glance

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Janus Asset Allocation Funds | 19

Janus Global Allocation Fund - Moderate (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

Janus Global Allocation Fund – Moderate – Class A Shares

NAV	10.99%	15.15%	12.98%	7.32%	1.06%

MOP	4.59%	8.50%	11.65%	6.53%

Janus Global Allocation Fund – Moderate – Class C Shares

NAV	10.49%	14.23%	12.10%	6.50%	1.83%

CDSC	9.49%	13.23%	12.10%	6.50%

Janus Global Allocation Fund – Moderate – Class D Shares(1)	11.09%	15.29%	13.14%	7.50%	0.90%

Janus Global Allocation Fund – Moderate – Class I Shares	11.14%	15.43%	13.06%	7.46%	0.83%

Janus Global Allocation Fund – Moderate – Class S Shares	10.78%	14.83%	12.71%	7.06%	1.25%

Janus Global Allocation Fund – Moderate – Class T Shares	11.00%	15.22%	13.06%	7.46%	1.00%

MSCI All Country World IndexSM	15.79%	22.80%	14.92%	5.75%

Global Moderate Allocation Index	10.27%	12.05%	10.68%	5.81%

Morningstar Quartile – Class T Shares	–	2nd	2nd	1st

Morningstar Ranking – based on total returns for World Allocation Funds	–	161/486	71/264	46/233

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

20 | DECEMBER 31, 2013

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets.

Returns include reinvestment of all dividends and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 30, 2005
(1)	Closed to new investors.

Janus Asset Allocation Funds | 21

Janus Global Allocation Fund - Moderate (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,109.90	$2.23	$1,000.00	$1,023.09	$2.14	0.42%

Class C Shares	$1,000.00	$1,104.90	$6.53	$1,000.00	$1,019.00	$6.26	1.23%

Class D Shares	$1,000.00	$1,110.90	$1.38	$1,000.00	$1,023.89	$1.33	0.26%

Class I Shares	$1,000.00	$1,111.40	$1.17	$1,000.00	$1,024.10	$1.12	0.22%

Class S Shares	$1,000.00	$1,107.00	$3.24	$1,000.00	$1,022.13	$3.11	0.61%

Class T Shares	$1,000.00	$1,110.80	$1.91	$1,000.00	$1,023.39	$1.84	0.36%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

22 | DECEMBER 31, 2013

Janus Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Mutual Funds(1),£ – 100.0%
Alternative Funds – 10.1%
2,532,037	Janus Diversified Alternatives Fund* - Class N Shares	$25,143,126
657,765	Janus Global Real Estate Fund – Class I Shares	6,722,362
		31,865,488
Equity Funds – 60.1%
2,751,257	INTECH International Fund – Class I Shares	25,394,100
705,258	INTECH U.S. Growth Fund – Class I Shares	13,957,068
2,075,352	INTECH U.S. Value Fund – Class I Shares	25,630,604
169,656	Janus Contrarian Fund – Class I Shares	3,547,499
681,090	Janus Emerging Markets Fund – Class I Shares	5,707,531
77,145	Janus Forty Fund – Class N Shares	3,192,247
125,638	Janus Fund – Class N Shares	5,153,671
164,952	Janus Global Research Fund – Class I Shares	10,032,406
571,424	Janus Global Select Fund – Class I Shares	7,239,938
2,939,827	Janus International Equity Fund – Class N Shares	40,334,425
364,318	Janus Overseas Fund – Class N Shares	13,428,751
306,137	Janus Triton Fund – Class N Shares	7,295,237
84,219	Janus Twenty Fund – Class D Shares	5,345,369
1,038,262	Perkins Large Cap Value Fund – Class N Shares	16,363,019
258,999	Perkins Small Cap Value Fund – Class N Shares	6,664,054
		189,285,919
Fixed Income Funds – 29.8%
8,180,482	Janus Global Bond Fund – Class N Shares	81,886,619
3,872,806	Janus Short-Term Bond Fund – Class N Shares	11,889,515
		93,776,134

Total Investments (total cost $268,222,736) – 100.0%		314,927,541

Liabilities, net of Cash, Receivables and Other Assets – (0.0)%		(84,125)

Net Assets – 100%		$314,843,416

(1)	The Fund invests in mutual funds within the Janus family of funds and they may be deemed to be under common control because they share the same Board of Trustees.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Asset Allocation Funds | 23

Notes to Schedules of Investments and Other Information (unaudited)

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Global Conservative Allocation Index	An internally-calculated, hypothetical combination of total returns from the Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).

Global Growth Allocation Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Barclays Global Aggregate Bond Index (20%).

Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Barclays Global Aggregate Bond Index (40%).

MSCI All Country World IndexSM	An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

*	Non-income producing security.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2013. Except for the value at period end, all other information in the table is for the period ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Global Allocation Fund – Conservative
INTECH International Fund – Class I Shares	76,788	$685,799	(80,854)	$(675,373)	$28,418	$337,529	$13,003,160
INTECH U.S. Growth Fund – Class I Shares	21,309	393,286	(134,191)	(1,883,095)	584,783	82,736	11,405,431
INTECH U.S. Value Fund – Class I Shares	239,779	2,938,504	(66,811)	(778,857)	100,881	718,193	16,356,874
Janus Diversified Alternatives Fund – Class N Shares	43,842	435,338	(89,069)	(891,030)	(11,292)	–	13,472,265
Janus Flexible Bond Fund – Class N Shares	141,973	1,486,975	(448,986)	(4,831,751)	(108,931)	437,008	24,273,559
Janus Forty Fund – Class N Shares	39,964	1,850,428	(1,167)	(56,096)	(2,651)	18,752	1,605,420
Janus Fund – Class N Shares	4,575	175,189	(46,904)	(1,380,652)	434,438	16,239	4,808,912
Janus Global Bond Fund – Class I Shares	333,156	3,314,558	(11,310,634)	(116,248,626)	(204,272)	996,466	–
Janus Global Bond Fund – Class N Shares	10,994,605	112,947,921	(200,878)	(2,067,036)	(57,153)	766,977	108,045,210
Janus Global Real Estate Fund – Class I Shares	206,767	2,223,178	(21,862)	(232,228)	(2,836)	95,992	4,552,190
Janus Global Research Fund – Class I Shares	7,473	430,060	(12,508)	(660,576)	43,214	81,790	12,847,418
Janus Global Select Fund – Class I Shares	18,032	215,403	(30,054)	(342,837)	9,058	41,268	6,452,422
Janus International Equity Fund – Class N Shares	77,090	1,013,264	(116,739)	(1,357,891)	137,663	273,190	27,268,123
Janus Overseas Fund – Class N Shares	11,796	422,795	(9,896)	(418,670)	(66,775)	248,660	6,183,644
Janus Short-Term Bond Fund – Class N Shares	1,250,134	3,848,647	(359,011)	(1,105,754)	(4,431)	135,411	18,197,159
Janus Triton Fund – Class N Shares	18,470	420,502	(15,805)	(301,688)	50,207	11,367	6,826,455
Perkins Large Cap Value Fund – Class N Shares	101,505	1,589,768	(43,160)	(649,972)	53,818	259,832	12,592,010
Perkins Small Cap Value Fund – Class N Shares	10,791	271,932	(6,993)	(173,051)	2,897	40,515	3,184,576

		$134,663,547		$(134,055,183)	$987,036	$4,561,925	$291,074,828

24 | DECEMBER 31, 2013

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Global Allocation Fund – Growth
INTECH International Fund – Class I Shares	171,621	$1,522,867	(130,833)	$(1,073,724)	$68,524	$773,643	$29,987,013
INTECH U.S. Growth Fund – Class I Shares	23,199	427,375	(55,717)	(750,161)	267,023	101,602	14,078,449
INTECH U.S. Value Fund – Class I Shares	352,981	4,314,328	(69,573)	(776,734)	147,942	1,063,823	24,375,824
Janus Contrarian Fund – Class I Shares	8,415	161,082	(11,612)	(132,590)	84,981	18,373	5,937,439
Janus Diversified Alternatives Fund – Class N Shares	58,276	578,128	(65,997)	(660,050)	(7,337)	–	14,337,085
Janus Emerging Markets Fund – Class I Shares	91,745	777,748	(39,940)	(351,024)	(24,668)	213,684	7,593,837
Janus Enterprise Fund – Class I Shares	5,570	444,202	(2,715)	(198,295)	19,276	15,324	5,746,494
Janus Forty Fund – Class N Shares	107,870	4,991,271	(1,694)	(81,661)	(1,432)	50,650	4,393,550
Janus Fund – Class N Shares	2,186	80,708	(144,951)	(3,406,715)	2,233,587	–	–
Janus Global Bond Fund – Class I Shares	95,171	942,618	(3,887,124)	(39,782,355)	(52,731)	348,095	–
Janus Global Bond Fund – Class N Shares	3,824,127	39,112,354	(30,798)	(316,913)	(8,084)	267,317	37,971,229
Janus Global Real Estate Fund – Class I Shares	328,902	3,517,533	(34,606)	(335,902)	30,569	214,483	9,864,442
Janus Global Research Fund – Class I Shares	6,248	356,669	(7,725)	(399,470)	35,672	71,250	11,266,614
Janus Global Select Fund – Class I Shares	22,633	267,995	(27,857)	(263,159)	63,198	53,931	8,488,636
Janus International Equity Fund – Class N Shares	122,353	1,589,869	(135,428)	(1,598,086)	142,482	448,195	45,035,500
Janus Overseas Fund – Class N Shares	30,317	1,078,422	(18,265)	(728,935)	(76,222)	650,294	16,283,311
Janus Triton Fund – Class N Shares	15,744	357,230	(9,762)	(178,945)	38,626	9,898	5,981,363
Janus Twenty Fund – Class D Shares	18,081	1,119,458	(21,416)	(1,072,362)	571,768	31,225	4,525,051
Perkins Large Cap Value Fund – Class N Shares	109,489	1,709,052	(33,143)	(442,654)	101,273	283,017	13,802,298
Perkins Mid Cap Value Fund – Class N Shares	36,074	834,382	(8,099)	(159,067)	45,132	163,997	5,444,733
Perkins Small Cap Value Fund – Class N Shares	18,557	466,446	(8,625)	(189,224)	28,347	70,951	5,611,541

		$64,649,737		$(52,898,026)	$3,707,926	$4,849,752	$270,724,409

Janus Asset Allocation Funds | 25

Notes to Schedules of Investments and Other Information (unaudited) (continued)

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Global Allocation Fund – Moderate
INTECH International Fund – Class I Shares	122,569	$1,099,147	(125,272)	$(1,031,570)	$56,610	$656,179	$25,394,100
INTECH U.S. Growth Fund – Class I Shares	16,795	316,754	(31,021)	(424,272)	133,633	100,854	13,957,068
INTECH U.S. Value Fund – Class I Shares	356,319	4,347,729	(82,175)	(838,632)	249,547	1,120,329	25,630,604
Janus Contrarian Fund – Class I Shares	3,566	70,054	(7,744)	(135,684)	9,407	10,991	3,547,499
Janus Diversified Alternatives Fund – Class N Shares	53,436	531,562	(132,122)	(1,321,434)	(15,619)	–	25,143,126
Janus Emerging Markets Fund – Class I Shares	33,523	278,960	(35,751)	(305,775)	(15,594)	160,835	5,707,531
Janus Forty Fund – Class N Shares	77,982	3,607,572	(1,920)	(70,090)	19,742	36,889	3,192,247
Janus Fund – Class N Shares	3,056	118,832	(48,432)	(1,202,017)	674,456	17,342	5,153,671
Janus Global Bond Fund – Class I Shares	129,681	1,288,367	(8,741,532)	(89,877,465)	(195,568)	780,577	–
Janus Global Bond Fund – Class N Shares	8,298,766	85,274,356	(118,284)	(1,217,140)	(30,966)	577,183	81,886,619
Janus Global Real Estate Fund – Class I Shares	151,963	1,612,837	(31,887)	(328,889)	6,208	151,570	6,722,362
Janus Global Research Fund – Class I Shares	4,913	286,408	(7,752)	(401,562)	33,710	63,529	10,032,406
Janus Global Select Fund – Class I Shares	13,594	164,186	(24,837)	(228,612)	61,569	46,061	7,239,938
Janus High-Yield Fund – Class N Shares	141	1,296	(9,154)	(68,270)	17,497	1,631	–
Janus International Equity Fund – Class N Shares	83,987	1,110,694	(136,310)	(1,656,262)	84,826	401,945	40,334,425
Janus Overseas Fund – Class N Shares	21,575	773,296	(16,388)	(639,631)	(59,269)	537,046	13,428,751
Janus Research Fund – Class N Shares	–	–	(1,162)	(24,669)	22,685	–	–
Janus Short-Term Bond Fund – Class N Shares	1,151,085	3,544,687	(171,100)	(526,845)	(1,741)	82,557	11,889,515
Janus Triton Fund – Class N Shares	16,592	380,099	(13,065)	(231,211)	58,970	12,087	7,295,237
Janus Twenty Fund – Class D Shares	20,597	1,268,837	(25,760)	(1,467,776)	507,095	36,915	5,345,369
Perkins Global Value Fund – Class N Shares	–	–	(39,572)	(475,567)	87,153	–	–
Perkins Large Cap Value Fund – Class N Shares	120,714	1,880,750	(43,000)	(586,698)	116,296	336,074	16,363,019
Perkins Mid Cap Value Fund – Class N Shares	–	–	(2,638)	(37,834)	30,573	–	–
Perkins Small Cap Value Fund – Class N Shares	19,954	503,193	(11,526)	(247,540)	42,641	84,393	6,664,054

		$108,459,616		$(103,345,445)	$1,893,861	$5,214,987	$314,927,541

26 | DECEMBER 31, 2013

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Global Allocation Fund – Conservative
Mutual Funds
Alternative Funds	$–	$18,024,455	$–
Equity Funds	–	122,534,445	–
Fixed Income Funds	–	150,515,928	–

Total Investments in Securities	$–	$291,074,828	$–

Investments in Securities:
Janus Global Allocation Fund – Growth
Mutual Funds
Alternative Funds	$–	$24,201,527	$–
Equity Funds	–	208,551,653	–
Fixed Income Fund	–	37,971,229	–

Total Investments in Securities	$–	$270,724,409	$–

Investments in Securities:
Janus Global Allocation Fund – Moderate
Mutual Funds
Alternative Funds	$–	$31,865,488	$–
Equity Funds	–	189,285,919	–
Fixed Income Funds	–	93,776,134	–

Total Investments in Securities	$–	$314,927,541	$–

Janus Asset Allocation Funds | 27

Statements of Assets and Liabilities

As of December 31, 2013 (unaudited)	Janus Global	Janus Global	Janus Global
(all numbers in thousands except net asset value per share)	Allocation Fund - Conservative	Allocation Fund - Growth	Allocation Fund - Moderate

Assets:
Investments at cost	$262,402	$220,010	$268,223
Affiliated investments at value	291,075	270,724	314,928
Receivables:
Investments sold	68	23	149
Fund shares sold	220	454	249
Dividends	877	160	393
Non-interested Trustees’ deferred compensation	6	5	6
Other assets	3	3	3
Total Assets	292,249	271,369	315,728
Liabilities:
Payables:
Investments purchased	877	160	393
Fund shares repurchased	227	408	341
Advisory fees	13	12	11
Fund administration fees	–	–	–
Internal servicing cost	–	–	1
Administrative services fees	30	28	33
Distribution fees and shareholder servicing fees	20	5	11
Administrative, networking and omnibus fees	4	2	3
Non-interested Trustees’ fees and expenses	2	2	2
Non-interested Trustees’ deferred compensation fees	6	5	6
Accrued expenses and other payables	35	76	84
Total Liabilities	1,214	698	885
Net Assets	$291,035	$270,671	$314,843

See footnotes at the end of the Statements.
See Notes to Financial Statements.

28 | DECEMBER 31, 2013

As of December 31, 2013 (unaudited)	Janus Global	Janus Global	Janus Global
(all numbers in thousands except net asset value per share)	Allocation Fund - Conservative	Allocation Fund - Growth	Allocation Fund - Moderate

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$260,629	$216,341	$264,819
Undistributed net investment income*	127	31	79
Undistributed net realized gain from investment and foreign currency transactions*	1,605	3,584	3,239
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	28,674	50,715	46,706
Total Net Assets	$291,035	$270,671	$314,843
Net Assets - Class A Shares	$11,947	$3,505	$9,671
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	925	242	712
Net Asset Value Per Share(1)	$12.92	$14.50	$13.58
Maximum Offering Price Per Share(2)	$13.71	$15.38	$14.41
Net Assets - Class C Shares	$19,779	$5,030	$9,945
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,552	352	741
Net Asset Value Per Share(1)	$12.74	$14.31	$13.42
Net Assets - Class D Shares	$225,995	$240,666	$265,440
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,405	16,540	19,475
Net Asset Value Per Share	$12.98	$14.55	$13.63
Net Assets - Class I Shares	$3,571	$5,795	$5,979
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	275	398	439
Net Asset Value Per Share	$12.99	$14.55	$13.63
Net Assets - Class S Shares	$1,753	$1,845	$2,823
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	136	128	209
Net Asset Value Per Share	$12.89	$14.42	$13.48
Net Assets - Class T Shares	$27,990	$13,830	$20,985
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,158	950	1,542
Net Asset Value Per Share	$12.97	$14.56	$13.61

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(2)	Maximum offering price is computed at 100/94.25 of net asset value.
See Notes to Financial Statements.

Janus Asset Allocation Funds | 29

Statements of Operations

For the period ended December 31, 2013 (unaudited)	Janus Global	Janus Global	Janus Global
(all numbers in thousands)	Allocation Fund - Conservative	Allocation Fund - Growth	Allocation Fund - Moderate

Investment Income:
Dividends from affiliates	$4,562	$4,850	$5,215
Total Investment Income	4,562	4,850	5,215
Expenses:
Advisory fees	72	65	76
Internal servicing expense - Class A Shares	1	–	–
Internal servicing expense - Class C Shares	2	1	1
Internal servicing expense - Class I Shares	–	–	–
Shareholder reports expense	33	42	36
Transfer agent fees and expenses	27	37	34
Registration fees	65	59	44
Professional fees	13	13	7
Non-interested Trustees’ fees and expenses	4	3	4
Administrative services fees - Class D Shares	135	139	155
Administrative services fees - Class S Shares	2	2	4
Administrative services fees - Class T Shares	32	16	24
Distribution fees and shareholder servicing fees - Class A Shares	15	4	12
Distribution fees and shareholder servicing fees - Class C Shares	97	24	49
Distribution fees and shareholder servicing fees - Class S Shares	2	2	4
Administrative, networking and omnibus fees - Class A Shares	5	1	3
Administrative, networking and omnibus fees - Class C Shares	8	3	5
Administrative, networking and omnibus fees - Class I Shares	2	3	3
Other expenses	4	3	3
Total Expenses	519	417	464
Expense and Fee Offset	–	–	–
Net Expenses after Waivers and Expense Offsets	519	417	464
Net Investment Income	4,043	4,433	4,751
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investments in affiliates	987	3,708	1,894
Capital gain distributions from Underlying Funds	3,947	7,123	6,628
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	13,662	17,357	18,256
Net Gain on Investments	18,596	28,188	26,778
Net Increase in Net Assets Resulting from Operations	$22,639	$32,621	$31,529

See Notes to Financial Statements.

30 | DECEMBER 31, 2013

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Janus Asset Allocation Funds | 31

Statements of Changes in Net Assets

	Janus Global		Janus Global		Janus Global
For the period ended December 31 (unaudited) and the year ended June 30	Allocation Fund - Conservative		Allocation Fund - Growth		Allocation Fund - Moderate
(all numbers in thousands)	2013	2013	2013	2013	2013	2013

Operations:
Net investment income	$4,043	$7,218	$4,433	$4,496	$4,751	$6,164
Net realized gain from investments in affiliates	987	14,627	3,708	15,226	1,894	17,987
Capital gain distributions from Underlying Funds	3,947	2,008	7,123	1,342	6,628	1,763
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	13,662	(4,544)	17,357	10,600	18,256	2,010
Net Increase in Net Assets Resulting from Operations	22,639	19,309	32,621	31,664	31,529	27,924
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(224)	(270)	(56)	(51)	(157)	(150)
Class C Shares	(243)	(318)	(47)	(43)	(91)	(112)
Class D Shares	(4,616)	(5,926)	(4,176)	(4,203)	(4,642)	(6,026)
Class I Shares	(75)	(81)	(104)	(91)	(108)	(152)
Class S Shares	(30)	(33)	(26)	(31)	(39)	(55)
Class T Shares	(578)	(868)	(236)	(262)	(360)	(383)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(701)	–	(59)	–	(106)	(317)
Class C Shares	(1,190)	–	(87)	–	(112)	(376)
Class D Shares	(13,180)	–	(4,050)	–	(2,908)	(11,417)
Class I Shares	(208)	–	(97)	–	(66)	(220)
Class S Shares	(100)	–	(31)	–	(31)	(123)
Class T Shares	(1,640)	–	(233)	–	(229)	(732)
Net Decrease from Dividends and Distributions to Shareholders	(22,785)	(7,496)	(9,202)	(4,681)	(8,849)	(20,063)
Capital Share Transactions:
Shares Sold
Class A Shares	1,314	5,272	889	920	1,687	2,550
Class C Shares	2,614	6,403	771	1,004	959	1,246
Class D Shares	18,933	53,264	13,067	21,406	14,735	37,208
Class I Shares	894	3,107	1,151	1,798	1,089	2,511
Class S Shares	337	506	127	956	283	1,380
Class T Shares	6,857	14,117	3,271	6,336	5,034	8,571
Shares Issued in Connection with Acquisition (Note 6)
Class A Shares	N/A	N/A	N/A	N/A	N/A	1,817
Class C Shares	N/A	N/A	N/A	N/A	N/A	1,837
Class I Shares	N/A	N/A	N/A	N/A	N/A	673
Class S Shares	N/A	N/A	N/A	N/A	N/A	137
Class T Shares	N/A	N/A	N/A	N/A	N/A	530

See footnotes at the end of the Statements.

See Notes to Financial Statements.

32 | DECEMBER 31, 2013

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Statements of Changes in Net Assets  (continued)

	Janus Global		Janus Global		Janus Global
For the period ended December 31 (unaudited) and the year ended June 30	Allocation Fund - Conservative		Allocation Fund - Growth		Allocation Fund - Moderate
(all numbers in thousands)	2013	2013	2013	2013	2013	2013

Reinvested Dividends and Distributions
Class A Shares	889	248	113	50	255	454
Class C Shares	1,227	263	124	41	183	458
Class D Shares	17,684	5,879	8,163	4,165	7,495	17,310
Class I Shares	260	70	186	85	169	366
Class S Shares	128	33	57	31	70	178
Class T Shares	2,080	634	452	253	580	1,097
Shares Repurchased
Class A Shares	(1,666)	(2,575)	(981)	(788)	(1,883)	(1,760)
Class C Shares	(2,370)	(2,981)	(632)	(960)	(1,437)	(2,703)
Class D Shares	(28,852)	(47,465)	(17,158)	(38,953)	(23,099)	(42,540)
Class I Shares	(885)	(2,334)	(652)	(1,356)	(1,149)	(3,988)
Class S Shares	(58)	(403)	(293)	(1,024)	(917)	(187)
Class T Shares	(4,987)	(20,137)	(2,949)	(9,234)	(3,331)	(8,984)
Net Increase/(Decrease) from Capital Share Transactions	14,399	13,901	5,706	(15,270)	723	18,161
Net Increase in Net Assets	14,253	25,714	29,125	11,713	23,403	26,022
Net Assets:
Beginning of period	276,782	251,068	241,546	229,833	291,440	265,418
End of period	$291,035	$276,782	$270,671	$241,546	$314,843	$291,440

Undistributed Net Investment Income*	$127	$1,851	$31	$244	$79	$725

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

34 | DECEMBER 31, 2013

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Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Conservative
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.93	$12.37	$12.38	$11.24	$11.08	$10.13
Income from Investment Operations:
Net investment income	0.19	0.33	0.29	0.47	0.33	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.88	0.57	0.05	1.10	0.20	0.93
Total from Investment Operations	1.07	0.90	0.34	1.57	0.53	0.95
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.34)	(0.35)	(0.43)	(0.37)	–
Distributions (from capital gains)*	(0.82)	–	–	–	–	–
Total Distributions	(1.08)	(0.34)	(0.35)	(0.43)	(0.37)	–
Net Asset Value, End of Period	$12.92	$12.93	$12.37	$12.38	$11.24	$11.08
Total Return**	8.33%	7.36%	2.91%	14.08%	4.75%	9.38%
Net Assets, End of Period (in thousands)	$11,947	$11,399	$8,064	$4,804	$1,173	$235
Average Net Assets for the Period (in thousands)	$11,835	$10,187	$6,495	$2,950	$710	$41
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.48%	0.43%	0.44%	0.38%	0.39%	0.45%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.48%	0.43%	0.44%	0.38%	0.39%	0.37%
Ratio of Net Investment Income to Average Net Assets***	2.68%	2.51%	2.36%	3.79%	2.67%	2.70%
Portfolio Turnover Rate	8%	69%	10%	12%	12%	21%

Class A Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the period	Janus Global Allocation Fund - Growth
ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.19	$11.78	$12.49	$10.47	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.23	0.23	0.16	0.19	0.17	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.57	1.41	(0.68)	2.04	0.14	1.18
Total from Investment Operations	1.80	1.64	(0.52)	2.23	0.31	1.19
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.23)	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	(0.25)	–	–	–	–	–
Total Distributions	(0.49)	(0.23)	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$14.50	$13.19	$11.78	$12.49	$10.47	$10.35
Total Return**	13.71%	14.08%	(4.04)%	21.38%	2.96%	12.99%
Net Assets, End of Period (in thousands)	$3,505	$3,182	$2,683	$2,768	$628	$149
Average Net Assets for the Period (in thousands)	$3,224	$2,912	$2,684	$1,640	$343	$99
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.47%	0.41%	0.48%	0.44%	0.39%	0.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.47%	0.41%	0.48%	0.44%	0.37%	0.47%
Ratio of Net Investment Income to Average Net Assets***	3.27%	1.72%	1.34%	1.61%	0.92%	0.56%
Portfolio Turnover Rate	7%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

36 | DECEMBER 31, 2013

Class A Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate
period ended October 31, 2009	2013	2013(1)	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$12.58	$12.21	$12.57	$10.95	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.20	0.32	0.24	0.34	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.18	0.97	(0.31)	1.58	0.24	1.10
Total from Investment Operations	1.38	1.29	(0.07)	1.92	0.42	1.12
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.31)	(0.29)	(0.30)	(0.27)	–
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.38)	(0.92)	(0.29)	(0.30)	(0.27)	–
Net Asset Value, End of Period	$13.58	$12.58	$12.21	$12.57	$10.95	$10.80
Total Return**	10.99%	10.67%	(0.41)%	17.59%	3.81%	11.57%
Net Assets, End of Period (in thousands)	$9,671	$8,913	$5,720	$5,498	$1,844	$1,145
Average Net Assets for the Period (in thousands)	$9,254	$6,850	$5,484	$3,818	$1,676	$424
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.42%	0.41%	0.42%	0.50%	0.40%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.42%	0.41%	0.42%	0.50%	0.40%	0.44%
Ratio of Net Investment Income to Average Net Assets***	2.98%	1.97%	1.98%	2.88%	1.82%	1.43%
Portfolio Turnover Rate	7%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 37

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Conservative
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.73	$12.19	$12.26	$11.17	$11.06	$10.13
Income from Investment Operations:
Net investment income	0.14	0.25	0.22	0.40	0.32	0.01
Net gain/(loss) on investments (both realized and unrealized)	0.86	0.55	0.03	1.07	0.14	0.92
Total from Investment Operations	1.00	0.80	0.25	1.47	0.46	0.93
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.26)	(0.32)	(0.38)	(0.35)	–
Distributions (from capital gains)*	(0.82)	–	–	–	–	–
Total Distributions	(0.99)	(0.26)	(0.32)	(0.38)	(0.35)	–
Net Asset Value, End of Period	$12.74	$12.73	$12.19	$12.26	$11.17	$11.06
Total Return**	7.86%	6.57%	2.19%	13.25%	4.17%	9.18%
Net Assets, End of Period (in thousands)	$19,779	$18,294	$13,969	$7,808	$1,648	$253
Average Net Assets for the Period (in thousands)	$19,151	$16,584	$11,010	$4,096	$953	$54
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.24%	1.19%	1.19%	1.14%	1.14%	1.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.24%	1.19%	1.19%	1.14%	1.14%	1.13%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.96%	1.70%	1.65%	2.98%	1.81%	1.87%
Portfolio Turnover Rate	8%	69%	10%	12%	12%	21%

Class C Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the period	Janus Global Allocation Fund - Growth
ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.00	$11.60	$12.37	$10.40	$10.33	$9.16
Income from Investment Operations:
Net investment income	0.18	0.12	0.08	0.16	0.13	–(4)
Net gain/(loss) on investments (both realized and unrealized)	1.52	1.41	(0.69)	1.96	0.13	1.17
Total from Investment Operations	1.70	1.53	(0.61)	2.12	0.26	1.17
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.13)	(0.16)	(0.15)	(0.19)	–
Distributions (from capital gains)*	(0.25)	–	–	–	–	–
Total Distributions	(0.39)	(0.13)	(0.16)	(0.15)	(0.19)	–
Net Asset Value, End of Period	$14.31	$13.00	$11.60	$12.37	$10.40	$10.33
Total Return**	13.10%	13.30%	(4.82)%	20.39%	2.41%	12.77%
Net Assets, End of Period (in thousands)	$5,030	$4,325	$3,791	$2,736	$706	$110
Average Net Assets for the Period (in thousands)	$4,663	$4,126	$3,325	$1,446	$398	$20
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	1.27%	1.21%	1.34%	1.21%	1.14%	1.37%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	1.27%	1.21%	1.34%	1.21%	1.13%	1.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.59%	0.93%	0.46%	0.51%	0.27%	(0.18)%
Portfolio Turnover Rate	7%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

38 | DECEMBER 31, 2013

Class C Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate
period ended October 31, 2009	2013	2013(1)	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$12.40	$12.02	$12.46	$10.88	$10.77	$9.68
Income from Investment Operations:
Net investment income	0.14	0.18	0.15	0.26	0.21	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.16	0.99	(0.32)	1.57	0.15	1.08
Total from Investment Operations	1.30	1.17	(0.17)	1.83	0.36	1.09
Less Distributions:
Dividends (from net investment income)*	(0.13)	(0.18)	(0.27)	(0.25)	(0.25)	–
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.28)	(0.79)	(0.27)	(0.25)	(0.25)	–
Net Asset Value, End of Period	$13.42	$12.40	$12.02	$12.46	$10.88	$10.77
Total Return**	10.49%	9.78%	(1.27)%	16.86%	3.33%	11.26%
Net Assets, End of Period (in thousands)	$9,945	$9,480	$8,397	$7,572	$2,509	$406
Average Net Assets for the Period (in thousands)	$9,599	$8,442	$7,945	$5,021	$1,469	$113
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	1.23%	1.18%	1.26%	1.16%	1.16%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	1.23%	1.18%	1.26%	1.16%	1.16%	1.20%
Ratio of Net Investment Income to Average Net Assets***	2.19%	1.23%	1.10%	1.85%	0.87%	0.71%
Portfolio Turnover Rate	7%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 39

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended December 31, 2013	Janus Global Allocation Fund - Conservative
(unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.00	$12.44	$12.43	$11.26	$11.13
Income from Investment Operations:
Net investment income	0.21	0.35	0.31	0.48	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.88	0.57	0.06	1.12	0.03
Total from Investment Operations	1.09	0.92	0.37	1.60	0.13
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.36)	(0.36)	(0.43)	–
Distributions (from capital gains)*	(0.82)	–	–	–	–
Total Distributions	(1.11)	(0.36)	(0.36)	(0.43)	–
Net Asset Value, End of Period	$12.98	$13.00	$12.44	$12.43	$11.26
Total Return**	8.39%	7.50%	3.14%	14.34%	1.17%
Net Assets, End of Period (in thousands)	$225,995	$218,190	$197,198	$177,032	$133,056
Average Net Assets for the Period (in thousands)	$221,715	$215,079	$184,437	$158,291	$130,396
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.28%	0.25%	0.24%	0.25%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.28%	0.25%	0.24%	0.25%	0.24%
Ratio of Net Investment Income to Average Net Assets***	2.90%	2.69%	2.59%	4.07%	2.40%
Portfolio Turnover Rate	8%	69%	10%	12%	12%

Class D Shares

For a share outstanding during the period ended December 31, 2013	Janus Global Allocation Fund - Growth
(unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$13.26	$11.85	$12.54	$10.49	$10.66
Income from Investment Operations:
Net investment income	0.25	0.25	0.18	0.21	0.03
Net gain/(loss) on investments (both realized and unrealized)	1.55	1.42	(0.67)	2.05	(0.20)
Total from Investment Operations	1.80	1.67	(0.49)	2.26	(0.17)
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.26)	(0.20)	(0.21)	–
Distributions (from capital gains)*	(0.25)	–	–	–	–
Total Distributions	(0.51)	(0.26)	(0.20)	(0.21)	–
Net Asset Value, End of Period	$14.55	$13.26	$11.85	$12.54	$10.49
Total Return**	13.63%	14.21%	(3.77)%	21.56%	(1.59)%
Net Assets, End of Period (in thousands)	$240,666	$215,671	$205,107	$227,179	$187,128
Average Net Assets for the Period (in thousands)	$228,715	$213,579	$207,366	$214,398	$199,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.30%	0.28%	0.28%	0.28%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.30%	0.28%	0.28%	0.28%	0.27%
Ratio of Net Investment Income to Average Net Assets***	3.45%	1.89%	1.52%	1.74%	0.71%
Portfolio Turnover Rate	7%	45%	18%	26%	13%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

40 | DECEMBER 31, 2013

Class D Shares

For a share outstanding during the period ended December 31, 2013	Janus Global Allocation Fund - Moderate
(unaudited) and each year or period ended June 30	2013	2013(1)	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$12.63	$12.27	$12.62	$10.96	$10.98
Income from Investment Operations:
Net investment income	0.22	0.30	0.26	0.34	0.06
Net gain/(loss) on investments (both realized and unrealized)	1.18	1.00	(0.31)	1.62	(0.08)
Total from Investment Operations	1.40	1.30	(0.05)	1.96	(0.02)
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.33)	(0.30)	(0.30)	–
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–
Total Distributions	(0.40)	(0.94)	(0.30)	(0.30)	–
Net Asset Value, End of Period	$13.63	$12.63	$12.27	$12.62	$10.96
Total Return**	11.09%	10.71%	(0.27)%	18.00%	(0.18)%
Net Assets, End of Period (in thousands)	$265,440	$247,153	$228,415	$238,030	$180,261
Average Net Assets for the Period (in thousands)	$254,999	$241,398	$224,382	$216,280	$184,405
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.26%	0.25%	0.26%	0.25%	0.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.26%	0.25%	0.26%	0.25%	0.27%
Ratio of Net Investment Income to Average Net Assets***	3.16%	2.24%	2.10%	2.83%	1.43%
Portfolio Turnover Rate	7%	64%	18%	15%	11%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from February 16, 2010 (inception date) through June 30, 2010.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 41

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended December 31, 2013
(unaudited), each year or period ended June 30 and the period ended	Janus Global Allocation Fund - Conservative
October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.01	$12.44	$12.42	$11.26	$11.10	$10.13
Income from Investment Operations:
Net investment income	0.21	0.35	0.33	0.43	0.43	0.02
Net gain/(loss) on investments (both realized and unrealized)	0.88	0.59	0.05	1.17	0.10	0.95
Total from Investment Operations	1.09	0.94	0.38	1.60	0.53	0.97
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.37)	(0.36)	(0.44)	(0.37)	–
Distributions (from capital gains)*	(0.82)	–	–	–	–	–
Total Distributions	(1.11)	(0.37)	(0.36)	(0.44)	(0.37)	–
Net Asset Value, End of Period	$12.99	$13.01	$12.44	$12.42	$11.26	$11.10
Total Return**	8.45%	7.61%	3.22%	14.34%	4.78%	9.58%
Net Assets, End of Period (in thousands)	$3,571	$3,319	$2,354	$2,505	$545	$11
Average Net Assets for the Period (in thousands)	$3,357	$2,902	$2,250	$1,411	$265	$2
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.25%	0.20%	0.20%	0.18%	0.15%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.25%	0.20%	0.20%	0.18%	0.14%	0.13%
Ratio of Net Investment Income to Average Net Assets***	3.01%	2.72%	2.65%	3.84%	2.53%	2.98%
Portfolio Turnover Rate	8%	69%	10%	12%	12%	21%

Class I Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the period	Janus Global Allocation Fund - Growth
ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.27	$11.86	$12.53	$10.49	$10.37	$9.16
Income from Investment Operations:
Net investment income	0.25	0.25	0.20	0.22	0.23	–(4)
Net gain/(loss) on investments (both realized and unrealized)	1.55	1.43	(0.67)	2.04	0.09	1.21
Total from Investment Operations	1.80	1.68	(0.47)	2.26	0.32	1.21
Less Distributions:
Dividends (from net investment income)*	(0.27)	(0.27)	(0.20)	(0.22)	(0.20)	–
Distributions (from capital gains)*	(0.25)	–	–	–	–	–
Total Distributions	(0.52)	(0.27)	(0.20)	(0.22)	(0.20)	–
Net Asset Value, End of Period	$14.55	$13.27	$11.86	$12.53	$10.49	$10.37
Total Return**	13.62%	14.32%	(3.62)%	21.58%	3.03%	13.21%
Net Assets, End of Period (in thousands)	$5,795	$4,648	$3,647	$2,316	$1,938	$11
Average Net Assets for the Period (in thousands)	$5,197	$4,349	$2,587	$2,178	$1,065	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.25%	0.20%	0.21%	0.25%	0.14%	0.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.25%	0.20%	0.21%	0.25%	0.13%	0.29%
Ratio of Net Investment Income to Average Net Assets***	3.71%	1.97%	1.44%	1.72%	0.86%	1.04%
Portfolio Turnover Rate	7%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

42 | DECEMBER 31, 2013

Class I Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate
period ended October 31, 2009	2013	2013(1)	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$12.63	$12.27	$12.60	$10.96	$10.80	$9.68
Income from Investment Operations:
Net investment income	0.22	0.31	0.26	0.34	0.26	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.18	1.00	(0.29)	1.61	0.17	1.07
Total from Investment Operations	1.40	1.31	(0.03)	1.95	0.43	1.12
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.34)	(0.30)	(0.31)	(0.27)	–
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.40)	(0.95)	(0.30)	(0.31)	(0.27)	–
Net Asset Value, End of Period	$13.63	$12.63	$12.27	$12.60	$10.96	$10.80
Total Return**	11.14%	10.80%	(0.12)%	17.91%	3.96%	11.57%
Net Assets, End of Period (in thousands)	$5,979	$5,441	$5,640	$4,510	$1,625	$36
Average Net Assets for the Period (in thousands)	$5,773	$5,730	$5,003	$3,130	$757	$29
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.22%	0.18%	0.17%	0.17%	0.16%	0.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.22%	0.18%	0.17%	0.17%	0.16%	0.18%
Ratio of Net Investment Income to Average Net Assets***	3.20%	2.38%	2.18%	2.56%	1.70%	1.72%
Portfolio Turnover Rate	7%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 43

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended December 31, 2013
(unaudited), each year or period ended June 30 and the period ended	Janus Global Allocation Fund - Conservative
October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.91	$12.35	$12.37	$11.24	$11.07	$10.13
Income from Investment Operations:
Net investment income	0.19	0.31	0.26	0.41	0.30	0.06
Net gain/(loss) on investments (both realized and unrealized)	0.86	0.57	0.06	1.13	0.20	0.88
Total from Investment Operations	1.05	0.88	0.32	1.54	0.50	0.94
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.32)	(0.34)	(0.41)	(0.33)	–
Distributions (from capital gains)*	(0.82)	–	–	–	–	–
Total Distributions	(1.07)	(0.32)	(0.34)	(0.41)	(0.33)	–
Net Asset Value, End of Period	$12.89	$12.91	$12.35	$12.37	$11.24	$11.07
Total Return**	8.17%	7.21%	2.77%	13.82%	4.48%	9.28%
Net Assets, End of Period (in thousands)	$1,753	$1,357	$1,160	$520	$125	$164
Average Net Assets for the Period (in thousands)	$1,516	$1,335	$967	$336	$126	$127
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.64%	0.61%	0.59%	0.62%	0.64%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.64%	0.59%	0.59%	0.62%	0.64%	0.65%
Ratio of Net Investment Income to Average Net Assets***	2.70%	2.36%	2.28%	3.84%	2.47%	2.22%
Portfolio Turnover Rate	8%	69%	10%	12%	12%	21%

Class S Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the period	Janus Global Allocation Fund - Growth
ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$13.13	$11.74	$12.45	$10.45	$10.35	$9.16
Income from Investment Operations:
Net investment income	0.22	0.20	0.18	0.21	0.15	–(4)
Net gain/(loss) on investments (both realized and unrealized)	1.53	1.41	(0.70)	2.00	0.14	1.19
Total from Investment Operations	1.75	1.61	(0.52)	2.21	0.29	1.19
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.22)	(0.19)	(0.21)	(0.19)	–
Distributions (from capital gains)*	(0.25)	–	–	–	–	–
Total Distributions	(0.46)	(0.22)	(0.19)	(0.21)	(0.19)	–
Net Asset Value, End of Period	$14.42	$13.13	$11.74	$12.45	$10.45	$10.35
Total Return**	13.39%	13.84%	(4.10)%	21.15%	2.73%	12.99%
Net Assets, End of Period (in thousands)	$1,845	$1,785	$1,613	$753	$30	$11
Average Net Assets for the Period (in thousands)	$1,796	$1,902	$1,268	$558	$19	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.64%	0.58%	0.60%	0.67%	0.65%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.64%	0.58%	0.60%	0.67%	0.65%	0.67%
Ratio of Net Investment Income to Average Net Assets***	3.04%	1.51%	1.11%	1.61%	0.68%	0.66%
Portfolio Turnover Rate	7%	45%	18%	26%	13%	23%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.
(4)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

44 | DECEMBER 31, 2013

Class S Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus Global Allocation Fund - Moderate
period ended October 31, 2009	2013	2013(1)	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$12.49	$12.14	$12.52	$10.91	$10.78	$9.68
Income from Investment Operations:
Net investment income	0.18	0.29	0.24	0.29	0.25	0.01
Net gain/(loss) on investments (both realized and unrealized)	1.15	0.97	(0.34)	1.62	0.14	1.09
Total from Investment Operations	1.33	1.26	(0.10)	1.91	0.39	1.10
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.30)	(0.28)	(0.30)	(0.26)	–
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–	–
Total Distributions	(0.34)	(0.91)	(0.28)	(0.30)	(0.26)	–
Net Asset Value, End of Period	$13.48	$12.49	$12.14	$12.52	$10.91	$10.78
Total Return**	10.70%	10.44%	(0.64)%	17.56%	3.57%	11.36%
Net Assets, End of Period (in thousands)	$2,823	$3,139	$1,595	$416	$58	$11
Average Net Assets for the Period (in thousands)	$3,134	$2,429	$1,042	$374	$26	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(4)	0.61%	0.60%	0.60%	0.64%	0.66%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(4)	0.61%	0.60%	0.60%	0.64%	0.66%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.44%	1.88%	1.88%	2.92%	1.35%	1.59%
Portfolio Turnover Rate	7%	64%	18%	15%	11%	19%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 45

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period ended	Janus Global Allocation Fund - Conservative
June 30 and each year ended October 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$13.00	$12.42	$12.42	$11.26	$11.09	$9.52	$12.09
Income from Investment Operations:
Net investment income	0.15	0.38	0.15	0.26	0.72	0.38	0.33
Net gain/(loss) on investments (both realized and unrealized)	0.93	0.55	0.21	1.32	(0.20)	1.52	(2.46)
Total from Investment Operations	1.08	0.93	0.36	1.58	0.52	1.90	(2.13)
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.35)	(0.36)	(0.42)	(0.35)	(0.33)	(0.29)
Distributions (from capital gains)*	(0.82)	–	–	–	–	–	(0.15)
Total Distributions	(1.11)	(0.35)	(0.36)	(0.42)	(0.35)	(0.33)	(0.44)
Net Asset Value, End of Period	$12.97	$13.00	$12.42	$12.42	$11.26	$11.09	$9.52
Total Return**	8.34%	7.60%	3.03%	14.15%	4.70%	20.71%	(18.26)%
Net Assets, End of Period (in thousands)	$27,990	$24,223	$28,323	$16,648	$9,999	$114,544	$83,219
Average Net Assets for the Period (in thousands)	$25,614	$27,679	$22,198	$12,762	$60,927	$90,262	$88,345
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.38%	0.36%	0.34%	0.36%	0.31%	0.33%	0.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.38%	0.26%	0.31%	0.36%	0.31%	0.30%	0.17%
Ratio of Net Investment Income to Average Net Assets***	2.91%	2.87%	2.37%	3.77%	3.62%	4.14%	3.16%
Portfolio Turnover Rate	8%	69%	10%	12%	12%	21%	90%

Class T Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period ended	Janus Global Allocation Fund - Growth
June 30 and each year ended October 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$13.25	$11.84	$12.54	$10.48	$10.36	$8.62	$13.95
Income from Investment Operations:
Net investment income	0.22	0.29	0.15	0.21	0.29	0.26	0.24
Net gain/(loss) on investments (both realized and unrealized)	1.60	1.37	(0.65)	2.04	0.01	1.69	(4.93)
Total from Investment Operations	1.82	1.66	(0.50)	2.25	0.30	1.95	(4.69)
Less Distributions:
Dividends (from net investment income)*	(0.26)	(0.25)	(0.20)	(0.19)	(0.18)	(0.21)	(0.24)
Distributions (from capital gains)*	(0.25)	–	–	–	–	–	(0.40)
Total Distributions	(0.51)	(0.25)	(0.20)	(0.19)	(0.18)	(0.21)	(0.64)
Net Asset Value, End of Period	$14.56	$13.25	$11.84	$12.54	$10.48	$10.36	$8.62
Total Return**	13.76%	14.18%	(3.90)%	21.55%	2.86%	23.32%	(35.15)%
Net Assets, End of Period (in thousands)	$13,830	$11,935	$12,992	$12,451	$10,459	$190,737	$143,425
Average Net Assets for the Period (in thousands)	$12,300	$13,567	$12,693	$11,585	$96,998	$154,899	$183,091
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(2)	0.39%	0.36%	0.38%	0.35%	0.33%	0.37%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(2)	0.39%	0.30%	0.34%	0.35%	0.33%	0.36%	0.24%
Ratio of Net Investment Income to Average Net Assets***	3.46%	1.88%	1.46%	1.62%	1.84%	2.90%	1.95%
Portfolio Turnover Rate	7%	45%	18%	26%	13%	23%	55%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

46 | DECEMBER 31, 2013

Class T Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period ended	Janus Global Allocation Fund - Moderate
June 30 and each year ended October 31	2013	2013(1)	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$12.61	$12.25	$12.60	$10.95	$10.79	$9.05	$12.95
Income from Investment Operations:
Net investment income	0.17	0.27	0.32	0.11	0.56	0.32	0.31
Net gain/(loss) on investments (both realized and unrealized)	1.22	1.03	(0.38)	1.84	(0.14)	1.71	(3.64)
Total from Investment Operations	1.39	1.30	(0.06)	1.95	0.42	2.03	(3.33)
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.33)	(0.29)	(0.30)	(0.26)	(0.29)	(0.29)
Distributions (from capital gains)*	(0.15)	(0.61)	–	–	–	–	(0.28)
Total Distributions	(0.39)	(0.94)	(0.29)	(0.30)	(0.26)	(0.29)	(0.57)
Net Asset Value, End of Period	$13.61	$12.61	$12.25	$12.60	$10.95	$10.79	$9.05
Total Return**	11.08%	10.67%	(0.33)%	17.89%	3.80%	23.19%	(26.77)%
Net Assets, End of Period (in thousands)	$20,985	$17,314	$15,651	$20,254	$10,268	$160,742	$110,756
Average Net Assets for the Period (in thousands)	$18,969	$15,843	$19,099	$16,051	$83,813	$124,910	$132,650
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***(3)	0.36%	0.35%	0.36%	0.35%	0.30%	0.33%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***(3)	0.36%	0.30%	0.31%	0.35%	0.30%	0.32%	0.20%
Ratio of Net Investment Income to Average Net Assets***	3.20%	2.15%	2.12%	2.88%	2.63%	3.48%	2.63%
Portfolio Turnover Rate	7%	64%	18%	15%	11%	19%	71%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Effective April 5, 2013, Janus World Allocation Fund merged with and into Janus Global Allocation Fund -Moderate. See Note 6 in Notes to Financial Statements.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Asset Allocation Funds | 47

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Global Allocation Fund – Conservative, Janus Global Allocation Fund – Growth, and Janus Global Allocation Fund – Moderate (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds each operate as a “fund of funds,” meaning substantially all of the Funds’ assets will be invested in other Janus funds (the “underlying funds”). The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended December 31, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds
Each Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. Each Fund has a target allocation, which is how each Fund’s investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which each Fund’s asset class allocations generally will vary over short-term periods. Each Fund’s long-term expected average asset allocation is as follows: (1) 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments for Janus Global Allocation Fund – Conservative; (2) 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments, for Janus Global Allocation Fund – Growth; and (3) 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments for Janus Global Allocation Fund – Moderate. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Funds’ and underlying funds’ prospectuses. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to Fund shareholders.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
A Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the

48 | DECEMBER 31, 2013

Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Securities held by the underlying funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each underlying fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The underlying funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each of the Funds in the Trust. Additionally, each Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Dividend Distributions
The Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Asset Allocation Funds | 49

Notes to Financial Statements (unaudited) (continued)

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

The Funds classify each of their investments in underlying funds as Level 2, without consideration as to the classification level of specific investments held by the underlying funds.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold any Level 3 securities as of December 31, 2013.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

50 | DECEMBER 31, 2013

2.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
	Average	Investment
	Daily Net	Advisory
	Assets	Fee (%)
Fund	of the Fund	(annual rate)

Janus Global Allocation Fund - Conservative	All Asset Levels	0.05
Janus Global Allocation Fund - Growth	All Asset Levels	0.05
Janus Global Allocation Fund - Moderate	All Asset Levels	0.05

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of each Fund for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses), class-specific distribution and shareholder servicing fees applicable to Class A Shares, Class C Shares, and Class S Shares, administrative services fees payable pursuant to the Transfer Agency

Janus Asset Allocation Funds | 51

Notes to Financial Statements (unaudited) (continued)

Agreement, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rates shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense	Previous Expense
	Limit (%)	Limit (%)
	(November 1, 2013	(until November 1,
Fund	to present)	2013)

Janus Global Allocation Fund - Conservative	0.19	0.40
Janus Global Allocation Fund - Growth	0.19	0.45
Janus Global Allocation Fund - Moderate	0.19	0.39

Janus Capital has entered into an agreement with Wilshire Associates Inc. (“Wilshire”), a global investment technology, investment consulting, and investment management firm, to act as a consultant to Janus Capital. Wilshire provides research and advice regarding asset allocation methodologies, which Janus Capital may use when determining asset class allocations for the Funds. For its consulting services, Janus Capital pays Wilshire an annual fee, payable monthly, that is comprised of a combination of an initial program establishment fee, fixed fee, and an asset-based fee.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $127,496 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. The Funds’ Chief Compliance Officer and certain other Fund officers may be compensated by the Funds. The Funds reimburse Janus Capital for a portion of the compensation paid to the Chief Compliance Officer and certain compliance staff as well as Janus Capital personnel providing administration services to the Funds. Total compensation of $254,837 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Janus Global Allocation Fund - Conservative	$1,190
Janus Global Allocation Fund - Growth	3,253
Janus Global Allocation Fund - Moderate	6,954

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended December 31, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Janus Global Allocation Fund - Conservative	$745
Janus Global Allocation Fund - Growth	1,067
Janus Global Allocation Fund - Moderate	361

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable).

52 | DECEMBER 31, 2013

The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2013, as indicated in the following table:

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/13	Purchases	Purchases	Redemptions	Redemptions	at 12/31/13

Janus Global Allocation Fund - Moderate - Class S Shares	$136,757	$–	–	$(136,757)	10/31/13	$–

3.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Janus Global Allocation Fund - Conservative	$264,895,419	$29,359,021	$(3,179,612)	$26,179,409
Janus Global Allocation Fund - Growth	223,697,889	48,603,060	(1,576,540)	47,026,520
Janus Global Allocation Fund - Moderate	271,823,151	45,958,469	(2,854,079)	43,104,390

Janus Asset Allocation Funds | 53

Notes to Financial Statements (unaudited) (continued)

4.	Capital Share Transactions

For the period ended December 31 (unaudited)	Janus Global		Janus Global		Janus Global
and the year ended June 30	Allocation Fund - Conservative		Allocation Fund - Growth		Allocation Fund - Moderate
(all numbers are in thousands)	2013	2013	2013	2013	2013	2013

Transactions in Fund Shares – Class A Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	N/A	144
Shares sold	98	409	62	71	126	197
Reinvested dividends and distributions	69	20	8	4	19	36
Shares repurchased	(123)	(200)	(69)	(62)	(142)	(136)
Net Increase/(Decrease) in Fund Shares	44	229	1	13	3	241
Shares Outstanding, Beginning of Period	881	652	241	228	709	468
Shares Outstanding, End of Period	925	881	242	241	712	709
Transactions in Fund Shares – Class C Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	N/A	147
Shares sold	198	505	55	79	73	97
Reinvested dividends and distributions	97	21	9	3	14	37
Shares repurchased	(180)	(235)	(45)	(76)	(111)	(215)
Net Increase/(Decrease) in Fund Shares	115	291	19	6	(24)	66
Shares Outstanding, Beginning of Period	1,437	1,146	333	327	765	699
Shares Outstanding, End of Period	1,552	1,437	352	333	741	765
Transactions in Fund Shares – Class D Shares:
Shares sold	1,396	4,109	920	1,656	1,099	2,877
Reinvested dividends and distributions	1,367	465	563	335	552	1,367
Shares repurchased	(2,135)	(3,651)	(1,208)	(3,042)	(1,740)	(3,303)
Net Increase/(Decrease) in Fund Shares	628	923	275	(1,051)	(89)	941
Shares Outstanding, Beginning of Period	16,777	15,854	16,265	17,316	19,564	18,623
Shares Outstanding, End of Period	17,405	16,777	16,540	16,265	19,475	19,564
Transactions in Fund Shares – Class I Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	N/A	53
Shares sold	66	237	81	140	82	196
Reinvested dividends and distributions	20	6	13	7	12	29
Shares repurchased	(66)	(177)	(46)	(105)	(86)	(307)
Net Increase/(Decrease) in Fund Shares	20	66	48	42	8	(29)
Shares Outstanding, Beginning of Period	255	189	350	308	431	460
Shares Outstanding, End of Period	275	255	398	350	439	431
Transactions in Fund Shares – Class S Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	N/A	11
Shares sold	25	39	9	76	21	110
Reinvested dividends and distributions	10	3	4	3	5	14
Shares repurchased	(4)	(31)	(21)	(80)	(68)	(15)
Net Increase/(Decrease) in Fund Shares	31	11	(8)	(1)	(42)	120
Shares Outstanding, Beginning of Period	105	94	136	137	251	131
Shares Outstanding, End of Period	136	105	128	136	209	251
Transactions in Fund Shares – Class T Shares:
Shares issued in connection with acquisition (Note 6)	N/A	N/A	N/A	N/A	N/A	42
Shares sold	504	1,088	228	494	376	665
Reinvested dividends and distributions	161	50	31	20	43	87
Shares repurchased	(371)	(1,554)	(210)	(710)	(250)	(699)
Net Increase/(Decrease) in Fund Shares	294	(416)	49	(196)	169	95
Shares Outstanding, Beginning of Period	1,864	2,280	901	1,097	1,373	1,278
Shares Outstanding, End of Period	2,158	1,864	950	901	1,542	1,373

54 | DECEMBER 31, 2013

5.	Purchases and Sales of Investment Securities

For the period ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

				Proceeds from
			Purchases of	Sales of
			Long-Term	Long-Term
	Purchases of	Proceeds from Sales	U.S. Government	U.S. Government
Fund	Securities	of Securities	Obligations	Obligations

Janus Global Allocation Fund - Conservative	$23,647,213	$24,025,884	$–	$–
Janus Global Allocation Fund - Growth	26,351,850	18,308,064	–	–
Janus Global Allocation Fund - Moderate	24,945,128	21,724,821	–	–

6.	Fund Acquisition

On April 5, 2013, Janus Global Allocation Fund – Moderate acquired all of the net assets of Janus World Allocation Fund, an open-end investment company, pursuant to a plan of reorganization approved by the Board of Trustees of Janus World Allocation Fund on November 8, 2012. The purpose of the transaction was to combine two funds managed by Janus Capital with comparable investment objectives, strategies and policies, as well as the potential for expense efficiencies due to the larger combined asset base of the merged funds.

The acquisition was accomplished by a tax-free exchange of shares of Janus Global Allocation Fund – Moderate for shares of Janus World Allocation Fund outstanding on April 5, 2013, valued at $4,994,548.

		Number of Janus
	Number of shares	Global Allocation
	outstanding of	Fund - Moderate
	Janus World	shares issued for
	Allocation Fund	shares of Janus
	prior to merger	World Allocation Fund

Class A	189,989	143,800
Class C	195,120	147,171
Class I	69,957	52,996
Class S	14,345	10,892
Class T	55,442	41,847

The investment portfolio of Janus World Allocation Fund, with a fair value of $4,675,058 and identified cost of $3,934,380 at April 5, 2013, was the principal asset acquired by Janus Global Allocation Fund – Moderate. For financial reporting purposes, assets received and shares issued by Janus Global Allocation Fund – Moderate were recorded at fair value; however, the cost basis of the investments received from Janus World Allocation Fund was carried forward to align ongoing reporting of Janus Global Allocation Fund – Moderate’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of Janus Global Allocation Fund – Moderate were $288,067,303.

Assuming the acquisition had been completed on July 1, 2012, the beginning of the annual reporting period of Janus Global Allocation Fund – Moderate, Janus Global Allocation Fund – Moderate’s pro forma results of operations for the year ended June 30, 2013, are as follows:

Net investment income $6,237,910

Net gain/(loss) on investments $22,603,739

Net increase/(decrease) in net assets resulting from operations $28,841,649

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of Janus World Allocation Fund that have been included in Janus Global Allocation Fund – Moderate’s Statement of Operations since April 5, 2013.

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Asset Allocation Funds | 55

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

56 | DECEMBER 31, 2013

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Asset Allocation Funds | 57

Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

58 | DECEMBER 31, 2013

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Janus Asset Allocation Funds | 59

Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

Janus Asset Allocation Funds | 61

Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

62 | DECEMBER 31, 2013

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

Janus Asset Allocation Funds | 63

Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

64 | DECEMBER 31, 2013

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Asset Allocation Funds | 65

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

66 | DECEMBER 31, 2013

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s manager may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s manager in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and manager’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet

Janus Asset Allocation Funds | 67

Useful Information About Your Fund Report (unaudited) (continued)

paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the

68 | DECEMBER 31, 2013

Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Asset Allocation Funds | 69

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55234	125-24-93005 02-14

semiannual report
December 31, 2013

Janus Fixed Income & Money
Market Funds

Fixed Income
Janus Flexible Bond Fund
Janus Global Bond Fund
Janus High-Yield Fund
Janus Real Return Fund
Janus Short-Term Bond Fund

Money Market
Janus Government Money Market Fund
Janus Money Market Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Fixed Income & Money Market Funds

Co-Chief Investment Officers’ Market Perspective (unaudited)

Enrique Chang
Chief Investment
Officer, Equities &
Asset Allocation

Gibson Smith
Chief Investment
Officer, Fixed Income

Global economic growth continued to improve in the final months of 2013, to the extent that the Federal Reserve (Fed) announced it would begin to taper its quantitative-easing (QE) program beginning in January. While the Fed is ahead of the curve in starting to rein in the extremely unconventional global monetary policy seen over the past few years, other central banks eventually will catch up. Fiscal and monetary policies have been battling for supremacy over the last 12 to 18 months; at this point, we believe that monetary policy changes generally are in front of us, while fiscal policy drag is behind us.

We do not expect short-term interest rate increases this year. However, we believe central banks will begin to transition toward a more normalized rate environment within the context of continued accommodation. Given that, we believe the economy will do better in 2014 than it did in 2013. We expect U.S. gross domestic product growth to rise above 3%, growth in Japan to be a little bit higher than it has been, and that growth will accelerate in Europe.

With the sharp rally of 2013, equities remain attractive, but investors need to be choosier stock pickers. Valuations are higher but not stretched; the challenge is to find pockets of opportunity. We also believe equities remain more attractive than bonds.

Several factors favor the equity markets. In the U.S., a budget deal, while far from perfect, gives us some respite from the uncertainty of fiscal policy. Fed tapering is with us, but at a modest and prudent pace, and one that accompanies the continued growth of the U.S. economy. Outside the U.S., we have a rare period when most major developed economies and China are growing, albeit slowly. The convergence of these factors has allowed the market to focus on company-specific issues again, bringing stock correlations among U.S. equities to their lowest level in six years. Questions remain in Brazil and India, which face election and economic uncertainty, but we believe low valuations and a compelling long-term outlook warrants exposure to emerging markets.

Stock selection matters most when we have a slow-growth economy and a market with lower stock correlations and less focus on macro risks. In this environment, which we see continuing, a keen understanding of business models, industry developments and of valuation serves investors best.

From a fixed income perspective, we expect rising longer-term interest rates. The Fed has reduced QE by $10 billion per month, to $75 billion monthly, and we believe there will be additional tapering as 2014 progresses. However, we believe the Fed will keep short-term interest rates anchored throughout 2014. This means the yield curve, or the difference between 2-year and 30-year Treasury yields, likely will continue to steepen. The risk to our views remains a very benign global inflation outlook.

In a rising-rate environment, clients have to be focused on managing shorter-duration positions as well as overweighting spread product, both mortgages and corporate credit. We continue to be very bullish on corporate credit as an asset class, and believe that’s where the best risk-adjusted fixed income returns will be generated in 2014. However, security selection is key to driving total returns in the credit space. We believe that in addition to security selection, knowing which securities to avoid will be the best way for fixed income managers to outperform in 2014.

Globally, we believe there will continue to be good opportunities in Europe, as the deleveraging trends in Europe are about one or two years behind that of the United States. We also believe there will be opportunities in the peripheral European countries that experienced the most damage throughout the financial crisis. Our biggest concern is what happens with emerging markets. We’ve seen a period where growth in the emerging markets has led the way while developed markets have trailed behind. In 2014, we expect revived growth in developed markets, but have concerns around sustainable growth in some of the emerging markets. We believe the market has gotten ahead of itself in terms of pricing growth expectations in emerging markets, leading us to a more cautious position toward emerging-market debt.

Janus Fixed Income & Money Market Funds | 1

(unaudited) (continued)

Overall, 2013 was a great year to remind fixed income investors of the importance of preservation of capital and risk adjusted returns. Market valuations are stretched right now, and focusing on where the best opportunities are, as well as avoiding the riskiest opportunities in the market, is how investors will be successful, in our view.

Sincerely,

Enrique Chang
Chief Investment
Officer, Equities &
Asset Allocation

Gibson Smith
Chief Investment
Officer, Fixed Income

2 | DECEMBER 31, 2013

Janus Flexible Bond Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about allocations to all sectors of the fixed income universe.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended December 31, 2013, Janus Flexible Bond Fund’s Class T Shares returned 1.54%, compared with 0.43% for the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Credit spreads tightened in the final six months of 2013, supported by global central banks’ continued accommodative monetary policy, signs of global economic improvement and progress on resolving fiscal issues in the U.S., Europe and Japan. Longer-term Treasury rates rose as improving U.S. economic data encouraged speculation that the Federal Reserve (Fed) would begin to taper its quantitative-easing (QE) program; in December, the Fed confirmed that it would do so beginning in January 2014. Nevertheless, the central bank reiterated its commitment to keeping short-term interest rates low and continuing accommodative monetary policy until the economy was on stronger footing, which lent confidence to risk-asset markets, including corporate credit.

PERFORMANCE DISCUSSION

An overweight to corporate credit drove Fund outperformance. From an industry sector standpoint, top credit contributors included wireline communications, automotive and independent energy names. Sector detractors were led by consumer services, restaurants and electric utilities.

Individual credit contributors were led by telecommunications company Verizon. We invested in Verizon’s record-breaking $49 billion corporate bond issuance in September. It debuted to robust demand, and credit spreads continued to tighten through the end of the year.

Financial services company CIT Group also contributed. We added to our position in CIT Group amid weakness over the summer, during a broad market sell-off that enhanced valuations, in our opinion. This is a liquid name that bounced back strongly later in the year.

Automaker Ford Motor also contributed. Ford has benefited from strong year-over-year U.S. auto sales. The housing recovery has been particularly good for pickup-truck sales, including Ford’s F-150 Series, as building contractors tend to buy trucks when business rises.

Individual credit detractors were led by ADT Corp. The home security monitoring company underperformed after its management team abruptly chose to give up ADT’s investment-grade ratings by pursuing a policy of returning cash to shareholders in the form of debt-funded dividends, which took balance sheet leverage higher. We sold the credit during the period.

Discover Financial Services also was a detractor, primarily because our holdings were in preferreds with a five-year call, so they were sensitive to the backup in 5-year rates during the period.

Citigroup, a diversified financial services holding company, also detracted. We held shorter-duration securities that underperformed during the period. We also were underweight to Citigroup for much of the year, favoring credit in other financial services companies (such as Bank of America) that we believed offered comparatively more room for spread tightening.

Meanwhile, security selection in mortgage-backed securities (MBS) was beneficial, particularly our preference for prepayment-resistant, higher-coupon MBS. We have sought to avoid the lower-coupon MBS that the Fed has been buying, which provided some buffer against the volatility surrounding Fed tapering during the period. Given the market’s relatively rich valuations, we have been gradually reducing our MBS exposure as we wait to see how rapidly the Fed continues to taper QE and how the market deals with rising rates and regulatory uncertainty.

While the Fund’s Treasury yield curve positioning detracted on a relative basis, this was countered by our underweight to Treasurys, making our Treasury holdings a net contributor to positive performance.

Janus Fixed Income & Money Market Funds | 3

Janus Flexible Bond Fund (unaudited)

OUTLOOK

We believe a key theme for 2014 is caution, as fixed income markets will transition to a more normalized interest rate environment and adjust for new policy. We believe growth in developed markets is likely to accelerate in 2014, as the global economy enters a new stage of increased capital expenditure and hiring.

The Fed has announced it will taper quantitative easing by $10 billion per month beginning in January, and we believe there will be additional tapering as 2014 progresses. The greatest focus for fixed-income investors in the coming year will be interest rates and the shape of the yield curve. Market consensus is that longer-term interest rates will move higher, and we share that view. However, we believe the Fed will keep short-term interest rates anchored throughout 2014. This means the yield curve, or the difference between 2-year and 30-year Treasury yields, likely will continue to steepen. The risk to our views remains a very benign global inflation outlook.

As we enter the late stages of the credit cycle, with credit spreads over Treasury yields exceedingly tight, security selection remains important. As the economy improves, corporate management teams should be in a good position to take on more risk. They have significantly deleveraged their balance sheets and capital structures over the last four years and put themselves in a much better position to take advantage of an improving economy.

However, we already are beginning to see the re-emergence of shareholder-friendly activity, such as stock buybacks, increased dividends, mergers and acquisitions. These actions tend to be bad for bondholders. As much as we expect credit security selection to drive performance over the coming year, knowing which securities not to own may be just as important. While keeping a close eye on the interest rate cycle, we will be focused on companies that are transforming and improving their balance sheets.

On behalf of every member of our investment team, thank you for your investment in Janus Flexible Bond Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

4 | DECEMBER 31, 2013

(unaudited)

Janus Flexible Bond Fund At A Glance

Fund Profile
December 31, 2013

Weighted Average Maturity	8.0 Years
Average Effective Duration*	5.0 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	2.51%
With Reimbursement	2.51%
Class A Shares at MOP
Without Reimbursement	2.39%
With Reimbursement	2.39%
Class C Shares***
Without Reimbursement	1.71%
With Reimbursement	1.71%
Class D Shares
Without Reimbursement	2.70%
With Reimbursement	2.70%
Class I Shares
Without Reimbursement	2.70%
With Reimbursement	2.70%
Class N Shares
Without Reimbursement	2.86%
With Reimbursement	2.86%
Class R Shares
Without Reimbursement	2.10%
With Reimbursement	2.10%
Class S Shares
Without Reimbursement	2.37%
With Reimbursement	2.37%
Class T Shares
Without Reimbursement	2.61%
With Reimbursement	2.61%
Number of Bonds/Notes	356

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Fixed Income Securities)
December 31, 2013

AAA	0.7%
AA	39.1%
A	7.0%
BBB	33.9%
BB	15.0%
B	1.7%
CCC	0.2%
Other	2.4%

†	Bond ratings provided by Standard & Poor’s (S&P). Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2013

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Janus Fixed Income & Money Market Funds | 5

Janus Flexible Bond Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013						Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus Flexible Bond Fund – Class A Shares

NAV	1.39%	–0.26%	6.68%	5.55%	7.23%	0.75%

MOP	–3.39%	–5.00%	5.65%	5.04%	7.03%

Janus Flexible Bond Fund – Class C Shares

NAV	1.00%	–1.04%	5.77%	4.80%	6.54%	1.55%

CDSC	0.01%	–2.00%	5.77%	4.80%	6.54%

Janus Flexible Bond Fund – Class D Shares(1)	1.49%	–0.08%	6.85%	5.63%	7.27%	0.60%

Janus Flexible Bond Fund – Class I Shares	1.50%	–0.05%	6.77%	5.59%	7.25%	0.56%

Janus Flexible Bond Fund – Class N Shares	1.57%	0.07%	6.77%	5.59%	7.25%	0.44%

Janus Flexible Bond Fund – Class R Shares	1.18%	–0.66%	6.17%	5.10%	6.83%	1.19%

Janus Flexible Bond Fund – Class S Shares	1.31%	–0.42%	6.46%	5.35%	7.08%	0.95%

Janus Flexible Bond Fund – Class T Shares	1.54%	–0.17%	6.77%	5.59%	7.25%	0.70%

Barclays U.S. Aggregate Bond Index	0.43%	–2.02%	4.44%	4.55%	6.85%**

Morningstar Quartile – Class T Shares	–	1st	2nd	1st	1st

Morningstar Ranking – based on total returns for Intermediate-Term Bond Funds	–	168/1,105	390/961	80/865	20/213

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

6 | DECEMBER 31, 2013

(unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 7, 1987.
**	The Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 7

Janus Flexible Bond Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,013.90	$4.06	$1,000.00	$1,021.17	$4.08	0.80%

Class C Shares	$1,000.00	$1,010.00	$7.95	$1,000.00	$1,017.29	$7.98	1.57%

Class D Shares	$1,000.00	$1,014.90	$3.05	$1,000.00	$1,022.18	$3.06	0.60%

Class I Shares	$1,000.00	$1,015.00	$2.95	$1,000.00	$1,022.28	$2.96	0.58%

Class N Shares	$1,000.00	$1,015.70	$2.29	$1,000.00	$1,022.94	$2.29	0.45%

Class R Shares	$1,000.00	$1,011.80	$6.14	$1,000.00	$1,019.11	$6.16	1.21%

Class S Shares	$1,000.00	$1,013.10	$4.82	$1,000.00	$1,020.42	$4.84	0.95%

Class T Shares	$1,000.00	$1,015.40	$3.56	$1,000.00	$1,021.68	$3.57	0.70%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8 | DECEMBER 31, 2013

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 4.8%
$10,215,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$10,580,309
15,244,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	15,374,199
5,249,000	AmeriCredit Automobile Receivables Trust 3.3100%, 10/8/19	5,322,622
14,402,000	Aventura Mall Trust 2013-AVM 3.7427%, 12/5/20 (144A)	13,047,146
10,795,126	Beacon Container Finance LLC 3.7200%, 9/20/27 (144A)	10,813,154
8,200,000	Boca Hotel Portfolio Trust 3.2166%, 8/15/26 (144A),‡	8,209,824
6,153,000	Commercial Mortgage Pass Through Certificates 3.3674%, 10/13/28 (144A),‡	6,165,146
7,327,000	Commercial Mortgage Pass Through Certificates 3.4244%, 3/10/31 (144A)	6,966,695
3,530,000	Commercial Mortgage Trust 5.6500%, 12/10/49	3,679,517
22,534,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	24,691,135
19,743,825	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	16,801,995
14,049,000	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	12,224,793
12,256,000	GS Mortgage Securities Corp. II 2.7679%, 11/8/29 (144A),‡	12,180,393
5,829,000	GS Mortgage Securities Corp. II 3.7679%, 11/8/29 (144A),‡	5,808,680
6,423,000	GS Mortgage Securities Corp. Trust 3.6490%, 1/10/18 (144A),‡	6,319,814
2,795,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	2,748,083
10,045,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	10,053,197
6,427,770	JPMorgan Chase Commercial Mortgage Securities Corp. 3.9166%, 8/15/29 (144A),‡	6,495,204
11,005,000	JPMorgan Chase Commercial Mortgage Securities Trust 2.8044%, 2/16/25 (144A)	11,206,072
12,400,000	JPMorgan Chase Commercial Mortgage Securities Trust 4.8447%, 2/16/25 (144A)	12,621,340
9,973,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.1566%, 4/15/30 (144A),‡	9,929,139
4,700,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.9066%, 4/15/30 (144A),‡	4,683,179
11,401,774	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	12,031,688
6,243,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	6,261,960
6,185,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	6,367,711
24,734,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	26,613,611
11,367,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	12,376,230

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $280,784,420)		279,572,836

Bank Loans and Mezzanine Loans – 1.1%
Basic Industry – 0.2%
13,555,018	FMG Resources August 2006 Pty, Ltd. 4.2500%, 6/28/19‡	13,720,253
Communications – 0.3%
15,059,000	Tribune Co. 0%, 12/27/20(a),‡	14,964,881
Consumer Cyclical – 0.4%
22,931,370	MGM Resorts International 3.5000%, 12/20/19‡	22,974,481
Consumer Non-Cyclical – 0.2%
11,386,269	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	11,372,037

Total Bank Loans and Mezzanine Loans (cost $62,709,388)		63,031,652

Corporate Bonds – 54.2%
Banking – 6.6%
14,321,000	American Express Co. 6.8000%, 9/1/66‡	15,259,025
2,983,000	Bank of America Corp. 4.5000%, 4/1/15	3,120,743
16,815,000	Bank of America Corp. 1.5000%, 10/9/15	16,984,310
12,841,000	Bank of America Corp. 3.6250%, 3/17/16	13,509,580
20,314,000	Bank of America Corp. 3.7500%, 7/12/16	21,596,159
29,854,000	Bank of America Corp. 8.0000%, 7/30/99‡	33,078,232
8,435,000	Citigroup, Inc. 5.0000%, 9/15/14	8,675,271
19,563,000	Citigroup, Inc. 5.9000%, 12/29/49	18,291,405
2,542,000	Citigroup, Inc. 5.3500%, 11/15/99‡	2,231,876
8,477,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	9,341,128
18,797,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	18,868,447
12,520,000	HSBC Bank USA N.A. 4.8750%, 8/24/20	13,511,972
11,932,000	Morgan Stanley 4.0000%, 7/24/15	12,458,714
38,648,000	Morgan Stanley 3.4500%, 11/2/15	40,228,935
6,578,000	Morgan Stanley 4.7500%, 3/22/17	7,178,690
34,524,000	Morgan Stanley 5.0000%, 11/24/25	34,627,227

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 9

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Banking – (continued)
$4,062,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	$4,154,439
26,283,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23	26,495,787
12,642,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23	12,732,011
15,308,000	Santander UK PLC 5.0000%, 11/7/23 (144A)	15,364,946
15,685,000	SVB Financial Group 5.3750%, 9/15/20	17,273,781
10,560,000	Zions Bancorp 4.5000%, 3/27/17	11,181,192
26,957,000	Zions Bancorp 5.8000%, 12/15/99‡	24,530,870
		380,694,740
Basic Industry – 3.4%
10,674,000	ArcelorMittal 5.0000%, 2/25/17	11,447,865
11,128,000	Ashland, Inc. 3.8750%, 4/15/18	11,267,100
11,395,000	Ashland, Inc. 4.7500%, 8/15/22	10,825,250
15,396,000	Ashland, Inc. 6.8750%, 5/15/43	14,549,220
7,639,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	7,925,462
13,608,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	15,274,980
56,410,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	62,650,131
8,055,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	8,895,781
2,994,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	3,283,059
7,386,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	8,135,856
33,689,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	37,563,235
7,907,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	7,756,127
		199,574,066
Brokerage – 3.1%
14,524,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	16,085,330
13,294,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	12,674,500
7,740,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	8,223,750
2,451,000	Lazard Group LLC 6.8500%, 6/15/17	2,763,515
19,797,000	Lazard Group LLC 4.2500%, 11/14/20	19,754,040
28,221,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	29,632,050
18,748,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	19,310,440
43,149,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	45,266,494
16,230,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	16,756,826
5,995,000	TD Ameritrade Holding Corp. 5.6000%, 12/1/19	6,920,136
		177,387,081
Capital Goods – 1.8%
11,953,000	CNH Capital LLC 3.6250%, 4/15/18	12,117,354
12,452,000	Exelis, Inc. 4.2500%, 10/1/16	13,150,221
5,382,000	Exelis, Inc. 5.5500%, 10/1/21	5,413,189
17,556,000	FLIR Systems, Inc. 3.7500%, 9/1/16	18,308,731
12,145,000	Hanson, Ltd. 6.1250%, 8/15/16	13,329,137
18,349,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	17,921,670
4,166,000	Interface, Inc. 7.6250%, 12/1/18	4,478,450
2,348,000	Timken Co. 6.0000%, 9/15/14	2,431,608
10,680,000	TransDigm, Inc. 7.7500%, 12/15/18	11,454,300
3,395,000	Vulcan Materials Co. 7.0000%, 6/15/18	3,861,812
		102,466,472
Communications – 3.8%
1,786,000	Gannett Co., Inc. 6.3750%, 9/1/15	1,915,485
11,217,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	11,416,730
7,811,000	Sprint Capital Corp. 6.9000%, 5/1/19	8,533,517
17,438,000	Sprint Communications, Inc. 7.0000%, 8/15/20	18,876,635
17,036,000	UBM PLC 5.7500%, 11/3/20 (144A)	17,710,881
14,232,000	Verizon Communications, Inc. 2.5000%, 9/15/16	14,716,400
23,455,000	Verizon Communications, Inc. 3.6500%, 9/14/18	24,828,619
64,454,000	Verizon Communications, Inc. 5.1500%, 9/15/23	69,203,744
29,940,000	Verizon Communications, Inc. 6.4000%, 9/15/33	34,434,623
15,012,000	Verizon Communications, Inc. 6.5500%, 9/15/43	17,563,425
		219,200,059
Consumer Cyclical – 6.6%
17,983,000	ADT Corp. 4.1250%, 6/15/23	15,960,128
31,805,000	Brinker International, Inc. 3.8750%, 5/15/23	28,631,338
4,601,000	Continental Rubber of America Corp. 4.5000%, 9/15/19 (144A)	4,876,140
13,730,000	CVS Caremark Corp. 2.2500%, 12/5/18	13,725,991

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Consumer Cyclical – (continued)
$17,138,000	CVS Caremark Corp. 4.0000%, 12/5/23	$17,101,736
6,862,000	D.R. Horton, Inc. 4.7500%, 5/15/17	7,256,565
9,611,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	9,988,885
10,814,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	12,527,294
11,759,000	Ford Motor Credit Co. LLC 5.0000%, 5/15/18	13,098,456
34,684,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	39,321,563
24,527,000	Ford Motor Credit Co. LLC 4.2500%, 9/20/22	24,639,726
15,800,000	General Motors Co. 3.5000%, 10/2/18 (144A)	16,155,500
50,204,000	General Motors Co. 4.8750%, 10/2/23 (144A)	50,831,550
21,384,000	General Motors Co. 6.2500%, 10/2/43 (144A)	22,212,630
8,283,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	8,283,000
11,897,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	11,317,021
3,080,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	3,124,395
6,183,000	Jaguar Land Rover Automotive PLC 5.6250%, 2/1/23 (144A)	6,183,000
5,047,000	M.D.C. Holdings, Inc. 5.3750%, 12/15/14	5,239,730
4,977,000	Macy’s Retail Holdings, Inc. 5.7500%, 7/15/14	5,110,175
4,852,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	5,442,382
6,676,000	MGM Resorts International 6.6250%, 7/15/15	7,160,010
8,570,000	MGM Resorts International 7.5000%, 6/1/16	9,598,400
6,822,000	MGM Resorts International 8.6250%, 2/1/19	7,998,795
10,956,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	13,083,140
6,001,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	6,106,017
4,804,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	4,972,140
3,287,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	3,048,693
10,196,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	9,558,750
		382,553,150
Consumer Non-Cyclical – 5.1%
15,375,000	AbbVie, Inc. 1.7500%, 11/6/17	15,348,663
15,062,000	Actavis, Inc. 1.8750%, 10/1/17	14,904,918
2,889,000	Constellation Brands, Inc. 3.7500%, 5/1/21	2,715,660
9,588,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	10,115,340
23,351,000	Life Technologies Corp. 6.0000%, 3/1/20	26,830,789
4,181,000	Life Technologies Corp. 5.0000%, 1/15/21	4,526,739
3,808,000	Perrigo Co., Ltd. 2.3000%, 11/8/18 (144A)	3,758,603
11,389,000	Perrigo Co., Ltd. 4.0000%, 11/15/23 (144A)	11,173,691
19,371,000	SABMiller Holdings, Inc. 2.2000%, 8/1/18 (144A)	19,340,588
4,821,000	Safeway, Inc. 3.9500%, 8/15/20	4,819,231
23,063,000	Safeway, Inc. 4.7500%, 12/1/21	23,159,080
4,873,000	Sun Merger Sub, Inc. 5.2500%, 8/1/18 (144A)	5,104,468
4,056,000	Thermo Fisher Scientific, Inc. 2.4000%, 2/1/19	4,018,243
3,147,000	Thermo Fisher Scientific, Inc. 3.6000%, 8/15/21	3,118,812
3,610,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	3,359,513
8,632,000	Thermo Fisher Scientific, Inc. 4.1500%, 2/1/24	8,549,979
2,440,000	Thermo Fisher Scientific, Inc. 5.3000%, 2/1/44	2,467,267
37,412,000	Tyson Foods, Inc. 6.6000%, 4/1/16	41,761,407
27,419,000	VPII Escrow Corp. 6.7500%, 8/15/18 (144A)	30,126,626
30,080,000	WM Wrigley Jr. Co. 2.4000%, 10/21/18 (144A)	29,895,519
30,120,000	WM Wrigley Jr. Co. 3.3750%, 10/21/20 (144A)	29,774,132
		294,869,268
Electric – 0.6%
1,525,000	AES Corp. 7.7500%, 10/15/15	1,685,125
13,989,000	CMS Energy Corp. 4.2500%, 9/30/15	14,738,475
10,483,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	10,954,829
7,034,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A)	7,479,196
		34,857,625
Energy – 3.8%
55,732,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	57,682,620
17,846,000	Cimarex Energy Co. 5.8750%, 5/1/22	18,872,145
2,629,000	Continental Resources, Inc. 7.1250%, 4/1/21	2,980,629
36,955,000	Continental Resources, Inc. 5.0000%, 9/15/22	38,387,006
13,549,000	Devon Energy Corp. 2.2500%, 12/15/18	13,407,047

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 11

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Energy – (continued)
$7,919,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	$8,992,951
7,285,000	Nabors Industries, Inc. 6.1500%, 2/15/18	8,186,366
25,264,000	Nabors Industries, Inc. 5.0000%, 9/15/20	26,288,758
1,953,000	Nabors Industries, Inc. 4.6250%, 9/15/21	1,955,289
2,231,000	Petrohawk Energy Corp. 7.2500%, 8/15/18	2,405,018
12,266,000	Petrohawk Energy Corp. 6.2500%, 6/1/19	13,517,132
6,209,000	Whiting Petroleum Corp. 6.5000%, 10/1/18	6,597,063
21,116,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	21,591,110
		220,863,134
Finance Companies – 3.0%
14,983,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	16,601,164
42,350,000	CIT Group, Inc. 4.2500%, 8/15/17	44,096,937
6,427,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	7,222,341
26,250,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	28,153,125
16,213,000	CIT Group, Inc. 5.0000%, 8/1/23	15,605,013
7,942,000	GE Capital Trust I 6.3750%, 11/15/67‡	8,577,360
1,498,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	1,625,330
21,200,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	23,691,000
25,100,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	25,915,750
		171,488,020
Financial – 1.1%
24,058,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	23,106,723
41,380,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18 (144A)	40,229,636
		63,336,359
Industrial – 0.8%
6,129,000	CBRE Services, Inc. 6.6250%, 10/15/20	6,558,030
6,077,000	Cintas Corp. No. 2 2.8500%, 6/1/16	6,268,395
6,483,000	Cintas Corp. No. 2 4.3000%, 6/1/21	6,730,482
12,500,000	URS Corp. 4.3500%, 4/1/17 (144A)	12,734,062
12,007,000	URS Corp. 5.5000%, 4/1/22 (144A)	11,826,331
		44,117,300
Insurance – 2.1%
17,906,000	American International Group, Inc. 4.2500%, 9/15/14	18,353,560
5,907,000	American International Group, Inc. 5.6000%, 10/18/16	6,581,278
9,807,000	American International Group, Inc. 6.2500%, 3/15/37	9,807,000
31,798,000	American International Group, Inc. 8.1750%, 5/15/58‡	38,475,580
12,293,000	ING U.S., Inc. 5.6500%, 5/15/53‡	11,954,943
34,012,000	Primerica, Inc. 4.7500%, 7/15/22	35,031,986
		120,204,347
Mortgage Assets – 0.4%
19,331,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A)	21,785,844
Natural Gas – 3.6%
11,291,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	11,664,676
25,380,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	25,763,060
922,000	El Paso LLC 6.5000%, 9/15/20	988,681
2,007,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	2,304,877
8,612,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	9,019,460
9,003,000	Energy Transfer Partners L.P. 4.1500%, 10/1/20	9,134,273
32,057,000	Enterprise Products Operating LLC 3.3500%, 3/15/23	30,451,329
18,479,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	19,848,885
6,293,000	Kinder Morgan, Inc. 5.0000%, 2/15/21 (144A)	6,198,517
11,068,000	Kinder Morgan, Inc. 5.6250%, 11/15/23 (144A)	10,716,447
1,931,000	Southern Star Central Gas Pipeline, Inc. 6.0000%, 6/1/16 (144A)	2,113,591
3,485,000	Spectra Energy Partners L.P. 2.9500%, 9/25/18	3,532,483
18,269,000	Spectra Energy Partners L.P. 4.7500%, 3/15/24	18,623,473
40,243,000	Western Gas Partners L.P. 5.3750%, 6/1/21	43,112,286
14,747,000	Williams Cos., Inc. 3.7000%, 1/15/23	12,871,300
		206,343,338
Owned No Guarantee – 0.2%
10,639,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	11,329,046
Real Estate Investment Trusts (REITs) – 2.9%
25,083,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	25,239,744
20,275,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	19,787,994
18,933,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	17,712,901

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

12 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Real Estate Investment Trusts (REITs) – (continued)
$9,765,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	$10,769,692
25,799,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	28,507,818
11,311,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	12,229,781
4,018,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	4,353,844
3,452,000	Retail Opportunity Investments Partnership L.P. 5.0000%, 12/15/23	3,436,932
5,013,000	Senior Housing Properties Trust 6.7500%, 4/15/20	5,566,285
5,861,000	Senior Housing Properties Trust 6.7500%, 12/15/21	6,470,878
10,804,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	11,518,728
19,250,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 7.7500%, 3/15/20	22,616,401
		168,210,998
Technology – 4.0%
16,344,000	Amphenol Corp. 4.7500%, 11/15/14	16,888,174
9,041,000	Autodesk, Inc. 1.9500%, 12/15/17	8,943,683
14,394,000	Autodesk, Inc. 3.6000%, 12/15/22	13,291,722
11,376,000	Fiserv, Inc. 3.1250%, 10/1/15	11,778,073
5,773,000	Fiserv, Inc. 3.1250%, 6/15/16	6,024,160
45,222,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	44,932,398
55,096,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	52,761,913
10,341,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	10,949,692
41,655,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	44,984,942
19,675,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	19,043,767
		229,598,524
Transportation – 1.3%
2,362,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	2,415,452
2,381,067	CSX Transportation, Inc. 8.3750%, 10/15/14	2,513,159
17,024,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	17,635,144
3,044,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	3,118,630
21,704,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	22,250,051
1,774,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	1,819,911
11,266,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	10,972,194
3,888,000	Southwest Airlines Co. 5.2500%, 10/1/14	4,012,148
10,682,000	Southwest Airlines Co. 5.1250%, 3/1/17	11,601,389
		76,338,078

Total Corporate Bonds (cost $3,063,437,234)		3,125,217,449

Mortgage-Backed Securities – 21.1%
	Fannie Mae:
3,521,873	5.5000%, 1/1/25	3,847,955
8,303,941	5.5000%, 7/1/25	9,103,325
11,548,684	5.0000%, 9/1/29	12,590,792
4,765,367	5.0000%, 1/1/30	5,227,968
2,128,258	5.5000%, 1/1/33	2,358,397
1,387,906	5.0000%, 11/1/33	1,511,983
2,726,530	5.0000%, 12/1/33	2,971,390
12,471,522	6.0000%, 10/1/35	13,985,460
10,916,409	6.0000%, 12/1/35	12,243,485
3,798,295	6.0000%, 2/1/37	4,275,923
14,548,677	6.0000%, 9/1/37	15,701,447
12,321,594	6.0000%, 10/1/38	14,109,796
4,817,641	7.0000%, 2/1/39	5,156,753
6,728,587	5.0000%, 5/1/39	7,363,196
5,233,215	5.5000%, 12/1/39	5,776,175
11,356,967	5.0000%, 6/1/40	12,387,970
12,726,512	5.0000%, 6/1/40	13,847,152
2,591,644	4.5000%, 10/1/40	2,759,918
3,210,779	4.0000%, 12/1/40	3,312,352
31,599,812	5.0000%, 2/1/41	34,545,102
2,654,005	5.0000%, 3/1/41	2,903,241
5,439,733	4.5000%, 4/1/41	5,795,335
9,298,744	4.5000%, 4/1/41	9,889,260
5,366,405	5.0000%, 4/1/41	5,859,643
9,145,808	4.5000%, 5/1/41	9,746,933
5,116,185	5.0000%, 5/1/41	5,604,302
6,834,780	5.0000%, 5/1/41	7,467,251
10,259,806	5.0000%, 6/1/41	11,189,313
4,397,920	5.0000%, 7/1/41	4,798,162
13,567,952	5.0000%, 7/1/41	14,847,174
12,419,066	4.5000%, 8/1/41	13,211,143
197,759	5.0000%, 9/1/41	215,956
9,217,675	4.5000%, 10/1/41	9,786,967
6,106,880	5.0000%, 10/1/41	6,663,135
23,737,992	5.0000%, 2/1/42	26,668,821
9,427,168	4.0000%, 9/1/42	9,617,696
68,159,697	4.5000%, 9/1/42	72,202,802
17,236,614	4.5000%, 11/1/42	18,308,409
44,241,191	4.5000%, 2/1/43	46,885,630
62,819,822	4.5000%, 2/1/43	67,054,872
26,815,600	4.0000%, 5/1/43	27,357,789
	Freddie Mac:
2,843,426	5.0000%, 1/1/19	3,010,414
2,164,174	5.0000%, 2/1/19	2,291,861
3,006,295	5.5000%, 8/1/19	3,207,101
5,002,346	5.0000%, 6/1/20	5,309,621

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 13

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Freddie Mac: (continued)
$10,228,739	5.5000%, 12/1/28	$11,319,479
15,474,204	5.0000%, 1/1/36	16,960,659
7,912,366	5.5000%, 10/1/36	8,836,052
12,963,231	5.0000%, 5/1/39	14,061,294
39,576,692	6.0000%, 4/1/40	44,532,908
6,811,174	4.5000%, 1/1/41	7,249,922
26,650,434	5.0000%, 3/1/41	28,845,541
14,823,909	5.0000%, 5/1/41	16,205,906
12,003,230	5.5000%, 5/1/41	13,409,960
1,926,141	4.5000%, 9/1/41	2,044,711
5,769,941	5.0000%, 9/1/41	6,246,066
	Ginnie Mae:
6,141,199	4.0000%, 8/15/24	6,496,833
10,789,535	5.1000%, 1/15/32	12,061,951
12,451,499	4.9000%, 10/15/34	13,596,529
5,378,364	6.0000%, 11/20/34	6,010,187
23,974,794	5.5000%, 3/20/35	26,643,193
3,685,932	5.5000%, 9/15/35	4,162,573
5,935,070	5.5000%, 3/15/36	6,594,954
7,106,708	5.5000%, 3/20/36	7,862,991
3,918,557	6.0000%, 1/20/39	4,414,078
1,741,363	7.0000%, 5/20/39	2,002,248
40,605,786	5.5000%, 6/15/39	45,951,562
5,369,176	6.5000%, 7/15/39	6,142,571
10,076,967	5.5000%, 8/15/39	11,791,386
15,193,908	5.5000%, 8/15/39	17,281,126
10,116,134	5.0000%, 9/15/39	11,215,957
20,804,337	5.0000%, 9/15/39	23,067,023
5,682,182	5.0000%, 10/15/39	6,301,358
10,276,242	5.0000%, 11/15/39	11,345,578
3,031,213	5.0000%, 1/15/40	3,358,731
2,245,890	5.0000%, 4/15/40	2,489,015
3,473,648	5.0000%, 5/15/40	3,800,843
3,549,090	5.0000%, 7/15/40	3,931,657
9,893,036	5.0000%, 7/15/40	10,959,984
12,749,106	4.5000%, 9/15/40	13,762,640
9,911,597	5.0000%, 2/15/41	10,912,332
4,617,453	5.0000%, 4/15/41	5,306,275
12,646,380	4.5000%, 5/15/41	13,664,134
3,947,422	5.0000%, 5/15/41	4,393,994
2,787,290	5.0000%, 6/20/41	3,039,164
11,654,843	5.0000%, 6/20/41	12,979,155
2,586,161	4.5000%, 7/15/41	2,788,510
10,709,010	4.5000%, 7/15/41	11,514,522
25,046,618	4.5000%, 8/15/41	27,360,078
3,590,221	5.0000%, 9/15/41	3,928,711
3,215,186	5.5000%, 9/20/41	3,539,898
1,442,860	6.0000%, 10/20/41	1,625,553
4,910,632	6.0000%, 12/20/41	5,517,952
9,673,129	5.5000%, 1/20/42	10,665,219
4,707,815	6.0000%, 1/20/42	5,296,879
5,113,694	6.0000%, 2/20/42	5,759,289
3,932,576	6.0000%, 3/20/42	4,424,639
15,977,537	6.0000%, 4/20/42	17,976,884
5,286,748	3.5000%, 5/20/42	5,355,076
10,792,107	6.0000%, 5/20/42	12,143,630
18,449,286	5.5000%, 7/20/42	20,388,216
4,410,139	6.0000%, 7/20/42	4,966,291
4,362,979	6.0000%, 8/20/42	4,914,295
4,975,193	6.0000%, 9/20/42	5,598,474
4,511,923	6.0000%, 11/20/42	5,064,204
5,248,713	6.0000%, 2/20/43	5,911,411

Total Mortgage-Backed Securities (cost $1,229,016,671)		1,218,961,621

Preferred Stock – 1.8%
Capital Markets – 0%
78,700	Charles Schwab Corp. 6.0000%	1,730,613
Commercial Banks – 0.6%
1,298,375	Wells Fargo & Co. 6.6250%	33,394,205
Construction & Engineering – 0.1%
236,750	Citigroup Capital XIII 7.8750%	6,451,437
Consumer Finance – 0.4%
955,570	Discover Financial Services 6.5000%	22,016,333
Household Products – 0.7%
595,575	Morgan Stanley 6.8750%	14,907,242
861,175	Morgan Stanley 7.1250%	22,511,115
		37,418,357

Total Preferred Stock (cost $101,212,080)		101,010,945

U.S. Treasury Notes/Bonds – 15.6%
	U.S. Treasury Notes/Bonds:
$184,959,000	0.2500%, 11/30/15	184,590,562
35,887,000	0.2500%, 12/31/15	35,791,684
54,215,500	0.8750%, 1/31/17**	54,266,354
17,908,000	0.8750%, 2/28/17	17,906,603
28,415,000	0.7500%, 6/30/17	28,115,307
9,545,000	0.7500%, 10/31/17	9,371,997
11,750,000	0.7500%, 12/31/17	11,489,291
19,120,000	0.8750%, 1/31/18	18,755,534
14,010,000	0.7500%, 3/31/18	13,611,584
17,343,100	2.3750%, 5/31/18	18,002,953
64,655,000	1.3750%, 7/31/18	64,074,139
289,888,000	1.5000%, 8/31/18	288,415,949
60,718,000	1.3750%, 9/30/18	59,977,969
56,810,000	1.2500%, 10/31/18	55,696,013
3,846,700	1.7500%, 10/31/18	3,863,529
10,800,000	1.0000%, 9/30/19	10,195,870
29,197,000	3.6250%, 8/15/43	27,572,917

Total U.S. Treasury Notes/Bonds (cost $906,223,114)		901,698,255

Money Market – 1.7%
95,748,255	Janus Cash Liquidity Fund LLC, 0%£ (cost $95,748,255)	95,748,255

Total Investments (total cost $5,739,131,162) – 100.3%		5,785,241,013

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(18,950,847)

Net Assets – 100%		$5,766,290,166

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

14 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$78,613,657	1.3%
Germany	14,991,480	0.3%
Luxembourg	11,447,865	0.2%
Netherlands	40,229,636	0.7%
South Korea	56,261,444	1.0%
Taiwan	52,761,913	0.9%
United Kingdom	137,096,633	2.4%
United States††	5,393,838,385	93.2%

Total	$5,785,241,013	100.0%

††	Includes Cash Equivalents of 1.7%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 15

Janus Global Bond Fund (unaudited)

FUND SNAPSHOT We believe a bottom-up, fundamentally driven investment process that is focused on credit oriented investments anywhere in the world can generate risk-adjusted outperformance over time.	Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Chris Diaz co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended December 31, 2013, Janus Global Bond Fund’s Class I Shares returned 3.38% compared with 2.34% for the Fund’s primary benchmark, the Barclays Global Aggregate Bond Index, and 4.11% for the Fund’s secondary benchmark, the Barclays Global Aggregate Corporate Bond Index.

INVESTMENT ENVIRONMENT

Global economic growth showed continued stabilization, if not improvement, in the U.S., Japan and Europe during the final six months of 2013. The Federal Reserve (Fed) announced that it would begin to taper its quantitative-easing (QE) program in January, reducing its monthly purchases of Treasury bonds and mortgage-backed securities (MBS) to $75 billion per month from a previous $85 billion. In general, investment-grade and high-yield corporate credit spreads narrowed as investors continued to seek higher-yielding securities amid a gradually improving global economy.

PERFORMANCE DISCUSSION

Janus Global Bond Fund outperformed its primary benchmark, the Barclays Global Aggregate Bond Index, during the period. Security selection and an overweight to corporate credit were among the top drivers of outperformance during the period. Spread carry, the additional income generated by our higher-yielding bonds relative to the index, also contributed to relative performance. Our underweight to U.S. Treasury securities was beneficial, as was our security selection within commercial mortgage-backed securities and asset-backed securities.

Top credit sector contributors included banking, wireline communications and automotive companies. Detractors were led by consumer services, transportation services and restaurants.

Individual credit contributors were led by telecommunications company Verizon. We invested in Verizon’s record-breaking $49 billion corporate bond issuance in September. It debuted to robust demand, and credit spreads continued to tighten through the end of the year.

Bank of Ireland also contributed. The bank raised equity during the period to repay the government’s preference shares, another step toward fully paying off the bailout it received after the banking crash.

UK-based Lloyds Bank also contributed. Lloyds reported strong quarterly earnings during the period, with continued success in its long-term restructuring efforts. The UK government, which rescued Lloyds during the financial crisis five years ago, began reducing its stake in the company in September 2013, reflecting the firm’s improving fortunes.

Individual credit detractors were led by ADT Corp. The home security monitoring company underperformed after its management team abruptly chose to give up ADT’s investment-grade ratings by pursuing a policy of returning cash to shareholders in the form of debt-funded dividends, which took balance sheet leverage higher. We sold the credit during the period.

Discover Financial Services also was a detractor, primarily because our holdings were in preferreds with a five-year call, so they were sensitive to the backup in 5-year rates during the period.

Detractors also included Mexican highway operator Red de Carreteras de Occidente. The company’s credit was pressured by weakness in emerging markets in 2013, and we sold it during the period.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We believe a key theme for the first half of 2014 is caution, as global fixed income markets will transition to a more normalized interest rate environment and adjust for

16 | DECEMBER 31, 2013

(unaudited)

new policy. We believe growth in developed markets is likely to accelerate, as the global economy enters a new stage of increased capital expenditure and hiring.

The Fed has announced it will taper quantitative easing by $10 billion per month beginning in January, and we believe there will be additional QE tapering as 2014 progresses. However, we do not expect the Fed, nor any other major global central bank, to raise short-term rates in 2014. This should keep yield curves steep. However, we expect changes to unconventional monetary policies to highlight differences between various countries.

With the exception of Japan, where Prime Minister Shinzo Abe’s unconventional fiscal and monetary policies will continue to play out, most of the developed world should benefit from the fading effects of fiscal drag. Inflation risk likely will remain low. Stronger growth in the U.S. and UK, coupled with differentiated monetary policy, may push inflation rates higher in those countries than in Europe and Japan, as well as being supportive of the U.S. dollar and British pound sterling.

Emerging market performance likely will be mixed and volatile and therefore those markets warrant a high degree of caution. We will focus on seeking out improving fundamental stories, while remaining nimble for tactical opportunities.

In general, stronger growth with low inflation and still accommodative monetary policy should bode well for risk assets. However, with the significant tightening of credit spreads, security selection is imperative. While keeping a close eye on the interest rate cycle, we will be focused on companies that are transforming and improving their balance sheets.

On behalf of each member of our investment team, thank you for your investment in Janus Global Bond Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 17

Janus Global Bond Fund (unaudited)

Janus Global Bond Fund At A Glance

Fund Profile
December 31, 2013

Weighted Average Maturity	8.0 Years
Average Effective Duration*	5.0 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.60%
With Reimbursement	1.60%
Class A Shares at MOP
Without Reimbursement	1.53%
With Reimbursement	1.53%
Class C Shares***
Without Reimbursement	0.79%
With Reimbursement	0.81%
Class D Shares
Without Reimbursement	1.76%
With Reimbursement	1.76%
Class I Shares
Without Reimbursement	0.89%
With Reimbursement	1.94%
Class N Shares
Without Reimbursement	2.05%
With Reimbursement	2.05%
Class S Shares
Without Reimbursement	1.46%
With Reimbursement	1.46%
Class T Shares
Without Reimbursement	1.70%
With Reimbursement	1.70%
Number of Bonds/Notes	243

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Fixed Income Securities)
December 31, 2013

AAA	0.1%
AA	16.2%
A	7.7%
BBB	34.3%
BB	27.9%
B	2.1%
CCC	0.2%
Other	11.5%

†	Bond ratings provided by Standard & Poor’s (S&P). Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2013

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Emerging markets comprised 7.0% of total net assets.

18 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013				Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Global Bond Fund – Class A Shares

NAV	3.25%	–2.20%	4.00%	1.09%	1.03%

MOP	–1.65%	–6.88%	2.32%

Janus Global Bond Fund – Class C Shares

NAV	2.84%	–2.94%	3.25%	1.85%	1.77%

CDSC	1.84%	–3.90%	3.25%

Janus Global Bond Fund – Class D Shares(1)	3.29%	–2.01%	4.11%	0.98%	0.88%

Janus Global Bond Fund – Class I Shares	3.38%	–1.95%	4.23%	0.80%	0.75%

Janus Global Bond Fund – Class N Shares	3.39%	–1.97%	3.96%	0.80%	0.75%

Janus Global Bond Fund – Class S Shares	3.13%	–2.31%	3.84%	1.30%	1.25%

Janus Global Bond Fund – Class T Shares	3.26%	–2.15%	4.02%	1.05%	1.00%

Barclays Global Aggregate Bond Index	2.34%	–2.60%	2.89%

Barclays Global Aggregate Corporate Bond Index	4.11%	0.35%	5.77%

Morningstar Quartile – Class I Shares	–	2nd	1st

Morningstar Ranking – based on total returns for World Bond Funds	–	145/376	77/303

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 19

Janus Global Bond Fund (unaudited)

The expense ratios shown are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio manager(s).

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class N Shares of the Fund commenced operations on October 28, 2013. The performance shown for periods prior to October 28, 2013 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of Class N Shares without the effect of any fee and expense limitations or waivers. If Class N Shares of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 28, 2010
(1)	Closed to new investors.

20 | DECEMBER 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,032.50	$5.28	$1,000.00	$1,020.01	$5.24	1.03%

Class C Shares	$1,000.00	$1,028.40	$9.15	$1,000.00	$1,016.18	$9.10	1.79%

Class D Shares	$1,000.00	$1,032.90	$4.92	$1,000.00	$1,020.37	$4.89	0.96%

Class I Shares	$1,000.00	$1,033.80	$3.84	$1,000.00	$1,021.42	$3.82	0.75%

Class N Shares*	$1,000.00	$996.10	$1.23	$1,000.00	$1,021.73	$3.52	0.69%

Class S Shares	$1,000.00	$1,030.20	$6.50	$1,000.00	$1,018.80	$6.46	1.27%

Class T Shares	$1,000.00	$1,031.60	$5.17	$1,000.00	$1,020.11	$5.14	1.01%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.
*	Actual Expenses Paid During Period reflect only the inception period for Class N Shares (October 28, 2013 to December 31, 2013) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. Hypothetical Expenses Paid During Period are multiplied by 184/365 (to reflect the one-half year period). Expenses include the effect of applicable fee waivers and/or expense reimbursements, if any. See Notes to Financial Statements for details regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 21

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount			Value

Asset-Backed/Commercial Mortgage-Backed Securities – 9.7%
	$428,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$443,306
	665,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	670,680
	221,000	AmeriCredit Automobile Receivables Trust 3.3100%, 10/8/19	224,100
	615,000	Aventura Mall Trust 2013-AVM 3.7427%, 12/5/20 (144A)	557,144
	350,000	Boca Hotel Portfolio Trust 3.2166%, 8/15/26 (144A),‡	350,419
	245,000	Commercial Mortgage Pass Through Certificates 3.3674%, 10/13/28 (144A),‡	245,484
	158,000	Commercial Mortgage Trust 5.6500%, 12/10/49	164,692
	877,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	960,953
	843,228	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	717,587
	205,000	Gracechurch Card Funding PLC 0.8666%, 6/15/17 (144A),**,‡	205,952
	680,000	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	591,705
	680,000	GS Mortgage Securities Corp. II 2.7679%, 11/8/29 (144A),‡	675,805
	420,000	Hilton USA Trust 2013-HLT 4.4065%, 11/5/30 (144A)	420,343
	275,352	JPMorgan Chase Commercial Mortgage Securities Corp. 3.9166%, 8/15/29 (144A),‡	278,241
	205,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.9066%, 4/15/30 (144A),‡	204,266
	430,000	JPMorgan Chase Commercial Mortgage Securities Trust 3.1566%, 4/15/30 (144A),‡	428,109
	469,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	494,911
GBP	1,183,378	LCP Proudreed PLC 0.7834%, 8/25/16**,‡	1,925,044
GBP	1,140,455	Morpheus European Loan Conduit No. 19 PLC 0.9476%, 11/1/29**,‡	1,850,498
	276,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	276,838
	293,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	301,656
EUR	2,318,206	Taurus 2013 GMF1 PLC 2.9680%, 5/21/24**,‡	3,188,904
EUR	1,975,446	TDA CAM 2 Fondo de Titulizacion de Activos 0.4500%, 10/26/32**,‡	2,559,879
	1,049,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	1,128,717
	530,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	577,057
GBP	2,753,196	Windermere XI CMBS PLC 0.7766%, 4/24/17**,‡	4,519,751

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $23,137,178)			23,962,041

Bank Loans and Mezzanine Loans – 1.6%
Basic Industry – 0.2%
	538,650	FMG Resources August 2006 Pty, Ltd. 4.2500%, 6/28/19‡	545,216
Communications – 0.3%
	643,000	Tribune Co. 0%, 12/27/20(a),‡	638,981
Consumer Cyclical – 0.1%
	148,500	MGM Resorts International 3.5000%, 12/20/19‡	148,779
Consumer Non-Cyclical – 0%
	72,649	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	72,558
Industrial – 1.0%
	2,492,752	American Builders & Contractors Supply Co., Inc. 3.5000%, 4/16/20‡	2,495,520

Total Bank Loans and Mezzanine Loans (cost $3,892,006)			3,901,054

Corporate Bonds – 49.8%
Banking – 12.6%
	18,000	American Express Co. 6.8000%, 9/1/66‡	19,179
	780,000	Bank of America Corp. 8.0000%, 7/30/99‡	864,240
EUR	1,404,000	Bank of Ireland 10.0000%, 2/12/20**	2,243,965
	3,581,000	BBVA U.S. Senior SAU 4.6640%, 10/9/15**	3,764,626
EUR	1,300,000	CaixaBank 5.0000%, 11/14/23**,‡	1,815,479
	825,000	Citigroup, Inc. 5.9000%, 12/29/49	771,375
	600,000	Credit Suisse Group A.G. 7.5000%, 12/11/49 (144A)	633,750
	364,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	401,105
	268,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	269,019
	1,255,000	ICICI Bank, Ltd. 4.8000%, 5/22/19 (144A)	1,263,454
EUR	2,818,000	Lloyds Bank PLC 6.5000%, 3/24/20**	4,490,158
EUR	350,000	Morgan Stanley 4.0000%, 11/17/15	507,263
EUR	702,000	Morgan Stanley 3.7500%, 9/21/17	1,033,847
	2,647,000	Morgan Stanley 4.1000%, 5/22/23	2,561,637
	1,473,000	Morgan Stanley 5.0000%, 11/24/25	1,477,404
	176,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15**	180,005

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

22 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount			Value

Banking – (continued)
	$3,133,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23**	$3,158,365
	1,491,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23**	1,501,616
	644,000	Santander UK PLC 5.0000%, 11/7/23 (144A),**	646,396
	846,000	Societe Generale S.A. 7.8750%, 6/18/99 (144A),**,‡	851,922
	1,071,000	SVB Financial Group 5.3750%, 9/15/20	1,179,485
	516,000	Zions Bancorp 4.5000%, 3/27/17	546,354
	1,225,000	Zions Bancorp 5.8000%, 12/15/99‡	1,114,750
			31,295,394
Basic Industry – 2.2%
	487,000	ArcelorMittal 5.0000%, 2/25/17**	522,308
	498,000	Ashland, Inc. 3.8750%, 4/15/18	504,225
	516,000	Ashland, Inc. 4.7500%, 8/15/22	490,200
	692,000	Ashland, Inc. 6.8750%, 5/15/43	653,940
	332,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	344,450
	574,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	644,315
	331,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	365,550
	125,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	137,068
	311,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	342,574
	1,406,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	1,567,690
			5,572,320
Brokerage – 2.3%
	47,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	52,053
	815,000	Lazard Group LLC 4.2500%, 11/14/20	813,231
	1,804,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	1,894,200
	810,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	834,300
	2,092,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	2,194,663
			5,788,447
Capital Goods – 1.5%
	1,016,000	CNH Capital LLC 3.6250%, 4/15/18	1,029,970
	440,000	Exelis, Inc. 4.2500%, 10/1/16	464,672
	1,008,000	FLIR Systems, Inc. 3.7500%, 9/1/16	1,051,219
	749,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	731,557
	457,000	TransDigm, Inc. 7.7500%, 12/15/18	490,132
			3,767,550
Communications – 3.0%
	487,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	495,672
	323,000	Sprint Capital Corp. 6.9000%, 5/1/19	352,878
	743,000	Sprint Communications, Inc. 7.0000%, 8/15/20	804,297
	389,000	Verizon Communications, Inc. 3.6500%, 9/14/18	411,781
	2,328,000	Verizon Communications, Inc. 5.1500%, 9/15/23	2,499,555
	1,259,000	Verizon Communications, Inc. 6.4000%, 9/15/33	1,448,002
	630,000	Verizon Communications, Inc. 6.5500%, 9/15/43	737,074
GBP	350,000	WPP PLC 6.0000%, 4/4/17**	643,412
			7,392,671
Consumer Cyclical – 7.2%
	685,000	Brinker International, Inc. 3.8750%, 5/15/23	616,647
	589,000	CVS Caremark Corp. 2.2500%, 12/5/18	588,828
	736,000	CVS Caremark Corp. 4.0000%, 12/5/23	734,443
	258,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	292,497
	930,000	Ford Motor Credit Co. LLC 4.2500%, 9/20/22	934,274
	636,000	General Motors Co. 3.5000%, 10/2/18 (144A)	650,310
	2,074,000	General Motors Co. 4.8750%, 10/2/23 (144A)	2,099,925
	875,000	General Motors Co. 6.2500%, 10/2/43 (144A)	908,906
	368,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	368,000
	512,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	487,040
GBP	1,080,000	Jaguar Land Rover Automotive PLC 8.1250%, 5/15/18**	1,935,692
GBP	1,059,000	Jaguar Land Rover Automotive PLC 8.2500%, 3/15/20**	1,985,724
	364,000	MGM Resorts International 7.5000%, 6/1/16	407,680
	622,000	MGM Resorts International 7.6250%, 1/15/17	707,525
	293,000	MGM Resorts International 8.6250%, 2/1/19	343,543
EUR	2,999,000	Renault S.A. 4.6250%, 9/18/17**	4,422,312
	232,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	236,060
			17,719,406

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 23

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount			Value

Consumer Non-Cyclical – 2.8%
EUR	592,000	FMC Finance VIII S.A. 5.2500%, 7/31/19**	$914,157
	$1,021,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A),**	1,077,155
	998,000	Life Technologies Corp. 6.0000%, 3/1/20	1,146,723
	172,000	Life Technologies Corp. 5.0000%, 1/15/21	186,223
	212,000	Safeway, Inc. 3.9500%, 8/15/20	211,922
	997,000	Safeway, Inc. 4.7500%, 12/1/21	1,001,153
	204,000	Sun Merger Sub, Inc. 5.2500%, 8/1/18 (144A)	213,690
	173,000	Thermo Fisher Scientific, Inc. 2.4000%, 2/1/19	171,390
	131,000	Thermo Fisher Scientific, Inc. 3.6000%, 8/15/21	129,827
	152,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	141,453
	369,000	Thermo Fisher Scientific, Inc. 4.1500%, 2/1/24	365,494
	104,000	Thermo Fisher Scientific, Inc. 5.3000%, 2/1/44	105,162
	1,274,000	WM Wrigley Jr. Co. 3.3750%, 10/21/20 (144A)	1,259,371
			6,923,720
Electric – 0.3%
	605,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	632,230
Energy – 2.7%
EUR	50,000	BP Capital Markets PLC 3.8300%, 10/6/17**	74,990
	2,431,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	2,516,085
	765,000	Cimarex Energy Co. 5.8750%, 5/1/22	808,987
	113,000	Continental Resources, Inc. 7.1250%, 4/1/21	128,114
	850,000	Continental Resources, Inc. 5.0000%, 9/15/22	882,937
	581,000	Devon Energy Corp. 2.2500%, 12/15/18	574,913
	674,000	Nabors Industries, Inc. 5.0000%, 9/15/20	701,339
	81,000	Nabors Industries, Inc. 4.6250%, 9/15/21	81,095
	883,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	902,867
			6,671,327
Finance Companies – 3.2%
EUR	290,000	Baggot Securities, Ltd. 10.2400%, 2/20/99 (144A),**	420,064
	1,826,000	CIT Group, Inc. 4.2500%, 8/15/17	1,901,322
	276,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	310,155
	1,359,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	1,457,528
	612,000	CIT Group, Inc. 5.0000%, 8/1/23	589,050
	364,000	GE Capital Trust I 6.3750%, 11/15/67‡	393,120
	65,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	70,525
	1,200,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	1,239,000
	1,500,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	1,676,250
			8,057,014
Financial – 0.7%
	1,772,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18 (144A),**	1,722,738
Industrial – 0.5%
	633,000	URS Corp. 4.3500%, 4/1/17 (144A)	644,853
	610,000	URS Corp. 5.5000%, 4/1/22 (144A)	600,821
			1,245,674
Insurance – 1.3%
EUR	50,000	American International Group, Inc. 8.0000%, 5/22/38 (144A),‡	80,076
EUR	300,000	American International Group, Inc. 8.0000%, 5/22/38‡	480,460
	1,024,000	American International Group, Inc. 8.1750%, 5/15/58‡	1,239,040
	530,000	ING U.S., Inc. 5.6500%, 5/15/53‡	515,425
	919,000	Primerica, Inc. 4.7500%, 7/15/22	946,560
			3,261,561
Mortgage Assets – 1.1%
EUR	500,000	Banco BPI S.A. 3.2500%, 1/15/15**	696,672
EUR	1,400,000	Bank of Ireland Mortgage Bank 2.7500%, 3/22/18**	1,963,035
			2,659,707
Natural Gas – 3.0%
	1,826,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	1,853,560
	862,000	El Paso LLC 7.0000%, 6/15/17	974,609
	39,000	El Paso LLC 6.5000%, 9/15/20	41,821
	2,808,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16**	3,016,163
	260,000	Kinder Morgan, Inc. 5.0000%, 2/15/21 (144A)	256,096
	470,000	Kinder Morgan, Inc. 5.6250%, 11/15/23 (144A)	455,071
	899,000	Western Gas Partners L.P. 5.3750%, 6/1/21	963,098
			7,560,418

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

24 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount			Value

Owned No Guarantee – 1.8%
	$1,400,000	CNOOC Finance 2012, Ltd. 3.8750%, 5/2/22 (144A)	$1,348,588
EUR	1,876,000	DAA Finance PLC 6.5872%, 7/9/18**	3,003,293
			4,351,881
Real Estate Investment Trusts (REITs) – 2.0%
	623,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	626,893
	1,120,000	Goodman Funding Pty, Ltd. 6.3750%, 11/12/20 (144A)	1,235,234
EUR	1,860,000	Prologis International Funding II S.A. 2.7500%, 10/23/18	2,568,067
	148,000	Retail Opportunity Investments Partnership L.P. 5.0000%, 12/15/23	147,354
	352,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	375,286
			4,952,834
Technology – 1.5%
	2,355,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	2,255,233
	522,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	552,726
	746,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	805,636
			3,613,595
Transportation – 0.1%
	75,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	76,941
	192,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	186,993
			263,934

Total Corporate Bonds (cost $121,428,366)			123,452,421

Foreign Government Bonds – 27.5%
EUR	2,042,000	Bank of Ireland 2.7500%, 6/5/16**	2,823,092
	1,400,000	Bermuda Government International Bond 4.1380%, 1/3/23 (144A)	1,338,263
BRL	2,880,000	Brazil Notas do Tesouro Nacional 10.0000%, 1/1/17ß	1,153,211
BRL	2,980,000	Brazil Notas do Tesouro Nacional 10.0000%, 1/1/19ß	1,141,143
BRL	3,170,000	Brazil Notas do Tesouro Nacional 10.0000%, 1/1/23ß	1,135,776
EUR	1,817,000	Bundesobligation 1.0000%, 10/12/18**	2,506,246
EUR	1,445,000	Bundesrepublik Deutschland 1.5000%, 5/15/23**	1,918,000
EUR	339,000	Bundesrepublik Deutschland 2.0000%, 8/15/23**	468,685
EUR	1,406,000	Bundesrepublik Deutschland 2.5000%, 7/4/44**	1,841,845
EUR	991,000	Ireland Government Bond 4.5000%, 4/18/20**	1,490,631
EUR	4,006,000	Ireland Government Bond 3.9000%, 3/20/23**	5,695,010
EUR	3,962,000	Italy Buoni Poliennali Del Tesoro 4.7500%, 9/1/21**	5,895,802
MXN	48,560,000	Mexican Bonos 4.7500%, 6/14/18	3,633,214
MXN	42,730,000	Mexican Bonos 8.0000%, 12/7/23	3,642,850
NZD	9,317,000	New Zealand Government Bond 6.0000%, 4/15/15**	7,925,195
NZD	5,895,000	New Zealand Government Bond 5.5000%, 4/15/23**	5,125,655
EUR	2,307,000	Portugal Obrigacoes do Tesouro OT 4.4500%, 6/15/18 (144A),**	3,117,636
EUR	944,000	Portugal Obrigacoes do Tesouro OT 4.7500%, 6/14/19 (144A),**	1,254,667
EUR	495,000	Portugal Obrigacoes do Tesouro OT 4.9500%, 10/25/23 (144A),**	627,477
EUR	944,000	Portugal Obrigacoes do Tesouro OT 5.6500%, 2/15/24 (144A),**	1,246,282
EUR	905,000	Spain Government Bond 2.7500%, 3/31/15**	1,268,774
EUR	352,000	Spain Government Bond 4.0000%, 7/30/15**	502,332
EUR	824,000	Spain Government Bond 3.2500%, 4/30/16**	1,171,405
EUR	474,000	Spain Government Bond 4.2500%, 10/31/16**	695,984
EUR	948,000	Spain Government Bond 3.7500%, 10/31/18**	1,363,763
EUR	3,538,000	Spain Government Bond 4.3000%, 10/31/19**	5,186,935
EUR	1,473,000	Spain Government Bond 4.4000%, 10/31/23 (144A),**	2,062,921
GBP	1,302,000	United Kingdom Gilt 1.7500%, 9/7/22**	1,969,459

Total Foreign Government Bonds (cost $66,995,710)			68,202,253

Mortgage-Backed Securities – 7.5%
		Fannie Mae:
	$240,809	5.5000%, 1/1/25	263,105
	552,276	5.0000%, 9/1/29	602,112
	146,285	5.5000%, 1/1/33	162,104
	77,857	5.0000%, 11/1/33	84,818
	152,361	5.0000%, 12/1/33	166,044
	173,889	6.0000%, 2/1/37	195,755
	656,786	6.0000%, 9/1/37	708,826
	567,273	5.0000%, 6/1/40	617,225
	142,627	4.5000%, 10/1/40	151,888
	232,373	4.0000%, 12/1/40	239,724
	148,419	5.0000%, 3/1/41	162,357
	259,755	4.5000%, 4/1/41	276,736
	419,288	4.5000%, 4/1/41	445,915
	301,658	5.0000%, 4/1/41	329,385
	231,231	5.0000%, 5/1/41	253,291
	559,987	4.5000%, 8/1/41	595,702
	664,969	4.5000%, 10/1/41	706,038

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 25

Janus Global Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Fannie Mae: (continued)
$422,036	5.0000%, 10/1/41	$460,478
	Freddie Mac:
159,639	5.0000%, 1/1/19	169,014
148,076	5.0000%, 2/1/19	156,812
205,310	5.5000%, 8/1/19	219,023
239,854	5.0000%, 6/1/20	254,587
479,921	5.5000%, 12/1/28	531,097
380,044	4.5000%, 1/1/41	404,525
828,002	5.0000%, 5/1/41	905,194
507,714	5.5000%, 5/1/41	567,216
103,355	4.5000%, 9/1/41	109,718
	Ginnie Mae:
311,624	6.0000%, 11/20/34	348,232
168,398	5.5000%, 9/15/35	190,174
428,008	5.5000%, 3/15/36	475,595
178,571	6.0000%, 1/20/39	201,152
326,761	5.0000%, 10/15/39	362,368
533,584	5.0000%, 11/15/39	589,108
154,052	5.0000%, 1/15/40	170,697
113,540	5.0000%, 4/15/40	125,831
176,060	5.0000%, 5/15/40	192,644
179,652	5.0000%, 7/15/40	199,017
513,865	5.0000%, 7/15/40	569,284
571,865	5.0000%, 2/15/41	629,604
228,541	5.0000%, 5/15/41	254,396
146,710	4.5000%, 7/15/41	158,189
167,347	5.0000%, 9/15/41	183,125
147,065	5.5000%, 9/20/41	161,917
63,830	6.0000%, 10/20/41	71,912
223,617	6.0000%, 12/20/41	251,273
215,593	6.0000%, 1/20/42	242,570
225,221	6.0000%, 2/20/42	253,655
159,935	6.0000%, 3/20/42	179,947
382,171	6.0000%, 4/20/42	429,994
493,581	6.0000%, 5/20/42	555,393
843,978	5.5000%, 7/20/42	932,677
203,053	6.0000%, 7/20/42	228,659
207,165	6.0000%, 8/20/42	233,343
230,822	6.0000%, 9/20/42	259,739
225,614	6.0000%, 2/20/43	254,099

Total Mortgage-Backed Securities (cost $18,576,992)		18,443,283

Preferred Stock – 1.6%
Capital Markets – 0%
3,375	Charles Schwab Corp., 6.0000%	74,216
Commercial Banks – 0.6%
55,625	Wells Fargo & Co., 6.6250%	1,430,675
Consumer Finance – 0.4%
41,400	Discover Financial Services, 6.5000%	953,856
Household Products – 0.6%
25,875	Morgan Stanley, 6.8750%	647,652
36,350	Morgan Stanley, 7.1250%	950,189
		1,597,841

Total Preferred Stock (cost $4,088,431)		4,056,588

U.S. Treasury Note/Bond – 0.2%
	U.S. Treasury Note/Bond:
$446,000	0.2500%, 12/31/15 (cost $444,850)	444,815

Money Market – 1.3%
3,285,530	Janus Cash Liquidity Fund LLC, 0%£ (cost $3,285,530)	3,285,530

Total Investments (total cost $241,849,063) – 99.2%		245,747,985

Cash, Receivables and Other Assets, net of Liabilities – 0.8%		1,962,426

Net Assets – 100%		$247,710,411

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$2,769,215	1.1%
Bermuda	1,338,263	0.5%
Brazil	3,430,130	1.4%
China	1,348,588	0.6%
France	5,274,234	2.1%
Germany	8,726,088	3.6%
India	1,263,454	0.5%
Ireland	17,639,090	7.2%
Italy	5,895,802	2.4%
Luxembourg	522,308	0.2%
Mexico	7,276,064	3.0%
Netherlands	1,722,738	0.7%
New Zealand	13,050,850	5.3%
Portugal	6,942,734	2.8%
Spain	20,392,098	8.3%
Switzerland	633,750	0.3%
Taiwan	2,255,233	0.9%
United Kingdom	28,275,966	11.5%
United States††	116,991,380	47.6%

Total	$245,747,985	100.0%

††	Includes Cash Equivalents of 1.3%.

Forward Currency Contracts, Open

	Currency Units		Unrealized
	Sold/	Currency	Appreciation/
Counterparty/Currency and Settlement Date	(Purchased)	Value U.S. $	(Depreciation)

JPMorgan Chase & Co.:
British Pound 1/23/14	(5,261,000)	$(8,709,359)	$149,716
Canadian Dollar 1/23/14	(10,644,000)	(10,016,267)	21,244
Euro 1/23/14	35,239,000	48,473,993	(86,969)
Japanese Yen 1/23/14	(757,574,000)	(7,195,866)	(150,449)
New Zealand Dollar 1/23/14	15,997,000	13,129,836	(5,257)
Norwegian Krone 1/23/14	(37,885,000)	(6,243,057)	143,002
South Korean Won 1/23/14	(2,705,351,000)	(2,561,661)	502

Total		$26,877,619	$71,789

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

26 | DECEMBER 31, 2013

Janus High-Yield Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process focused on free-cash-flow and confirming management intentions to transform and improve balance sheets can generate risk-adjusted outperformance over time. Through our comprehensive research process and moderate beta approach, we seek to preserve capital and deliver a less volatile client experience over full market cycles.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2013, Janus High-Yield Fund’s Class T Shares returned 6.23%, compared with 5.95% for its benchmark, the Barclays U.S. Corporate High-Yield Index.

INVESTMENT ENVIRONMENT

High-yield corporate credit spreads narrowed during the final six months of 2013, as investors sought higher-yielding securities amid a gradually improving economy. Strong U.S. economic data fueled continued speculation about when the Federal Reserve (Fed) would begin to taper its quantitative-easing (QE) program. The question was answered in mid-December, when the Fed announced that tapering would begin in January, with the central bank reducing its monthly purchases of Treasury bonds and mortgage-backed securities (MBS) to $75 billion per month from a previous $85 billion.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Barclays U.S. High Yield Bond Index, during the period. Security selection in corporate credit was the top contributor to outperformance, consistent with our philosophy of seeking to identify high-yield corporate bonds from companies that are committed to improving their capital structure. Credit sector contributors included gaming, independent energy and textile companies. Sector detractors were led by technology, environmental capital goods and chemical companies.

Individual credit contributors were led by steelmaker ArcelorMittal. Arcelor reported improved earnings during the period, with the global growth picture looking brighter as the year progressed.

Branded clothing maker Quiksilver contributed. The company reported higher-than-expected proceeds from the sale of its Mervin Manufacturing subsidiary to Extreme Holdings near the end of the period, with the cash used to repay debt.

MGM Resorts also contributed. The casino and resort operator reported strong earnings and a solid outlook for convention bookings heading into 2014.

Individual credit detractors were led by United Test and Assembly (UTAC), a semiconductor testing company. UTAC recently refinanced its second-lien debt by moving it into a first-lien position, significantly impairing the value of our first-lien position. This was unexpected and there is a pending lawsuit against the company to enforce bondholder rights per the covenants and bond indenture. We sold the credit during the period.

Nuverra Environmental Solutions, which provides environmental services to the energy industry, detracted after it reported weak earnings for the second consecutive quarter. We believe these quarters have been aberrations and that the company will benefit from increased demand from the energy industry and the company’s efforts to improve its balance sheet.

Chemical company Ashland also detracted. After performing well in the first half of the year, this potential crossover story weakened given the longer-duration nature of the securities in a rising-rate environment.

Meanwhile, an out-of-index allocation to commercial mortgage-backed securities (CMBS) and a small cash holding detracted from relative performance. It’s worth noting that cash is not an active strategy within the Fund, but a frictional component of the day-to-day investing process.

OUTLOOK

We believe economic growth is likely to accelerate in 2014, as the global economy enters a new stage of increased capital expenditure and hiring. Stronger global growth, low inflation, and still-accommodative monetary policy should be supportive of risk asset performance, including high-yield credit.

The Fed has announced it will taper quantitative easing by $10 billion per month beginning in January, and we believe there will be additional tapering as 2014

Janus Fixed Income & Money Market Funds | 27

Janus High-Yield Fund (unaudited)

progresses. However, we believe the Fed will keep short-term interest rates anchored throughout 2014. This means the yield curve, or the difference between 2-year and 30-year Treasury yields, likely will continue to steepen. The risk to our views remains a very benign global inflation outlook.

We believe that high-yield corporate credit generally will remain attractive. As the economy improves, corporate management teams should be in a good position to take on more risk. They have significantly deleveraged their balance sheets and capital structures over the last four years and put themselves in a much better position to take advantage of an improving economy. We believe our close attention to company fundamentals and moderate-beta approach can help uncover good risk-adjusted opportunities in this type of market.

However, caution is warranted, as shareholder-friendly corporate activity has begun to increase and longer-term U.S. Treasury rates are likely to move higher. We believe that careful credit selection also can help mitigate credit risk in this environment. In addition, we have been focused on keeping higher-quality, lower-yielding credit toward the shorter end of the yield curve, with lower-quality, higher-yielding credit farther out the curve, where its additional spread may help to cushion the effect of rising longer-term Treasury rates.

As much as we expect credit security selection to drive performance over the coming year, knowing which securities not to own may be just as important. While keeping a close eye on the interest rate cycle, we will be focused on companies that are transforming and improving their balance sheets.

On behalf of every member of our investment team, thank you for your investment in Janus High-Yield Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

28 | DECEMBER 31, 2013

(unaudited)

Janus High-Yield Fund At A Glance

Fund Profile
December 31, 2013

Weighted Average Maturity	6.9 Years
Average Effective Duration*	3.9 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	5.40%
With Reimbursement	5.40%
Class A Shares at MOP
Without Reimbursement	5.14%
With Reimbursement	5.14%
Class C Shares***
Without Reimbursement	4.66%
With Reimbursement	4.66%
Class D Shares
Without Reimbursement	5.63%
With Reimbursement	5.63%
Class I Shares
Without Reimbursement	5.66%
With Reimbursement	5.66%
Class N Shares
Without Reimbursement	5.79%
With Reimbursement	5.79%
Class R Shares
Without Reimbursement	5.04%
With Reimbursement	5.04%
Class S Shares
Without Reimbursement	5.28%
With Reimbursement	5.28%
Class T Shares
Without Reimbursement	5.54%
With Reimbursement	5.54%
Number of Bonds/Notes	218

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Fixed Income Securities)
December 31, 2013

BBB	1.9%
BB	31.8%
B	43.3%
CCC	19.0%
Other	4.0%

†	Bond ratings provided by Standard & Poor’s (S&P). Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Janus Fixed Income & Money Market Funds | 29

Janus High-Yield Fund (unaudited)

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2013

Asset Allocation – (% of Net Assets)
As of December 31, 2013

30 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013						Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses

Janus High-Yield Fund – Class A Shares

NAV	6.15%	7.17%	15.44%	7.64%	8.09%	0.97%

MOP	1.06%	2.13%	14.32%	7.12%	7.80%

Janus High-Yield Fund – Class C Shares

NAV	5.76%	6.38%	14.51%	6.87%	7.33%	1.72%

CDSC	4.76%	5.39%	14.51%	6.87%	7.33%

Janus High-Yield Fund – Class D Shares(1)	6.28%	7.41%	15.67%	7.78%	8.17%	0.77%

Janus High-Yield Fund – Class I Shares	6.30%	7.59%	15.59%	7.74%	8.15%	0.68%

Janus High-Yield Fund – Class N Shares	6.36%	7.58%	15.59%	7.74%	8.15%	0.61%

Janus High-Yield Fund – Class R Shares	5.96%	6.88%	14.92%	7.17%	7.61%	1.37%

Janus High-Yield Fund – Class S Shares	6.09%	7.15%	15.25%	7.44%	7.87%	1.12%

Janus High-Yield Fund – Class T Shares	6.23%	7.31%	15.59%	7.74%	8.15%	0.87%

Barclays U.S. Corporate High-Yield Bond Index	5.95%	7.44%	18.93%	8.62%	7.65%

Morningstar Quartile – Class T Shares	–	2nd	3rd	2nd	1st

Morningstar Ranking – based on total returns for High Yield Bond Funds	–	223/685	350/552	137/483	6/225

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 31

Janus High-Yield Fund (unaudited)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of dividends from net investment income and distributions from capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 29, 1995
(1)	Closed to new investors.

32 | DECEMBER 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,061.50	$5.30	$1,000.00	$1,020.06	$5.19	1.02%

Class C Shares	$1,000.00	$1,057.60	$9.08	$1,000.00	$1,016.38	$8.89	1.75%

Class D Shares	$1,000.00	$1,062.80	$4.06	$1,000.00	$1,021.27	$3.97	0.78%

Class I Shares	$1,000.00	$1,063.00	$3.80	$1,000.00	$1,021.53	$3.72	0.73%

Class N Shares	$1,000.00	$1,063.60	$3.22	$1,000.00	$1,022.08	$3.16	0.62%

Class R Shares	$1,000.00	$1,059.60	$7.22	$1,000.00	$1,018.20	$7.07	1.39%

Class S Shares	$1,000.00	$1,060.90	$5.87	$1,000.00	$1,019.51	$5.75	1.13%

Class T Shares	$1,000.00	$1,062.30	$4.52	$1,000.00	$1,020.82	$4.43	0.87%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 33

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.7%
$15,506,000	Credit Suisse Commercial Mortgage Trust Series 2007-C5 5.8700%, 9/15/40	$15,454,644
20,530,500	Extended Stay America Trust 7.6250%, 12/5/19 (144A)	20,953,942
7,908,502	JPMorgan Chase Commercial Mortgage Securities Trust 6.1666%, 4/15/18 (144A),‡	8,002,613

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $44,369,596)		44,411,199

Bank Loans and Mezzanine Loans – 6.3%
Basic Industry – 0.5%
670,000	Filtration Group, Inc. 8.2500%, 11/22/21‡	684,238
12,110,000	Oxbow Carbon & Minerals LLC 8.0000%, 1/19/20‡	12,314,356
		12,998,594
Capital Goods – 1.3%
32,186,000	Maxim Crane Works L.P. 10.2500%, 11/26/18‡	32,266,465
Commercial Mortgage-Backed Securities – 0.9%
12,000,000	Extended Stay America, Inc. 9.6250%, 11/20/19 (144A),‡	12,322,500
9,890,420	J.W. Marriott 8.1666%, 4/16/18 (144A),‡	9,791,516
		22,114,016
Consumer Cyclical – 2.1%
13,734,000	Caesars Entertainment Operating Co., Inc. 4.4884%, 1/28/18‡	12,963,385
13,113,105	JC Penney Corp., Inc. 6.0000%, 5/22/18‡	12,811,504
1,740,437	Orleans Homebuilders, Inc. 10.5000%, 2/14/16‡	1,742,612
2,638	Orleans Homebuilders, Inc. 10.7500%, 2/14/16‡	2,641
4,605,000	Rite Aid Corp. 5.7500%, 8/21/20‡	4,712,941
21,607,000	Riverboat Corp. of Mississippi 10.0000%, 11/29/16‡	21,661,018
		53,894,101
Consumer Non-Cyclical – 0.3%
1,344,000	Del Monte Foods, Inc. 0%, 7/26/21(a),‡	1,355,760
5,696,000	Norcraft Cos. L.P. 5.2500%, 11/13/20‡	5,724,480
		7,080,240
Energy – 0.8%
4,577,410	Rice Drilling B LLC 8.5000%, 10/25/18‡	4,657,515
16,802,000	Templar Energy LLC 0%, 11/25/20(a),‡	16,844,005
		21,501,520
Transportation – 0.4%
10,257,000	Syncreon Group B.V. 5.2500%, 10/28/20‡	10,199,355

Total Bank Loans and Mezzanine Loans (cost $157,980,930)		160,054,291

Common Stock – 1.6%
Communications Equipment – 0.4%
591,675	CommScope Holding Co., Inc.*	11,194,491
Energy Equipment & Services – 0.2%
277,040	Nuverra Environmental Solutions, Inc.*	4,651,502
Hotels, Restaurants & Leisure – 0.8%
816,470	MGM Resorts International*	19,203,374
Road & Rail – 0.2%
274,890	Hilton Worldwide Holdings, Inc.*	6,116,303

Total Common Stock (cost $37,264,294)		41,165,670

Corporate Bonds – 84.2%
Banking – 0.4%
$8,600,000	Banco Bilbao Vizcaya Argentaria S.A. 9.0000%, 8/9/99‡	9,245,000
Basic Industry – 2.1%
19,104,000	Ashland, Inc. 4.7500%, 8/15/22	18,148,800
6,534,000	Ashland, Inc. 6.8750%, 5/15/43	6,174,630
11,529,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	12,941,302
3,522,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	3,750,930
13,493,000	Resolute Forest Products, Inc. 5.8750%, 5/15/23 (144A)	12,481,025
		53,496,687
Brokerage – 0.2%
4,641,000	Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.3750%, 4/1/20 (144A)	4,826,640
Capital Goods – 7.0%
42,142,000	ADS Tactical, Inc. 11.0000%, 4/1/18§	39,192,060
18,715,000	Ahern Rentals, Inc. 9.5000%, 6/15/18 (144A)	20,258,987
8,501,000	American Builders & Contractors Supply Co., Inc. 5.6250%, 4/15/21 (144A)	8,543,505
11,405,000	Greif, Inc. 7.7500%, 8/1/19	12,944,675
2,486,000	HD Supply, Inc. 11.0000%, 4/15/20	2,945,910
5,344,000	Meritage Homes Corp. 7.1500%, 4/15/20 (144A)	5,771,520
2,853,000	NES Rentals Holdings, Inc. 7.8750%, 5/1/18 (144A)	3,002,783
25,832,000	Nuverra Environmental Solutions, Inc. 9.8750%, 4/15/18	25,186,200
3,609,000	Ply Gem Industries, Inc. 9.3750%, 4/15/17	3,897,720
14,511,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.0000%, 4/15/19	15,563,047

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

34 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Capital Goods – (continued)
$2,459,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 7.8750%, 8/15/19	$2,717,195
7,165,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 9.8750%, 8/15/19	7,971,062
11,026,000	TransDigm, Inc. 7.5000%, 7/15/21	11,852,950
5,193,000	United Rentals N.A., Inc. 8.3750%, 9/15/20	5,790,195
2,273,000	USG Corp. 6.3000%, 11/15/16	2,437,793
5,546,000	USG Corp. 7.8750%, 3/30/20 (144A)	6,239,250
3,903,000	USG Corp. 5.8750%, 11/1/21 (144A)	4,059,120
		178,373,972
Communications – 14.0%
14,432,000	Block Communications, Inc. 7.2500%, 2/1/20 (144A)	15,297,920
1,014,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.2500%, 9/30/22	946,823
2,026,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.1250%, 2/15/23	1,879,115
12,238,000	CenturyLink, Inc. 6.7500%, 12/1/23	12,390,975
6,409,000	Cricket Communications, Inc. 7.7500%, 10/15/20	7,306,260
16,610,000	Crown Media Holdings, Inc. 10.5000%, 7/15/19	18,852,350
26,318,000	DISH DBS Corp. 5.1250%, 5/1/20	26,383,795
17,734,000	Entercom Radio LLC 10.5000%, 12/1/19	20,083,755
12,356,000	Gannett Co., Inc. 5.1250%, 10/15/19 (144A)	12,850,240
2,139,000	Gray Television, Inc. 7.5000%, 10/1/20	2,272,688
6,569,000	Harron Communications L.P. / Harron Finance Corp. 9.1250%, 4/1/20 (144A)	7,275,167
5,274,000	IAC / InterActiveCorp 4.8750%, 11/30/18 (144A)	5,392,665
12,109,000	Intelsat Luxembourg S.A. 7.7500%, 6/1/21 (144A)	12,986,902
3,306,000	Level 3 Communications, Inc. 11.8750%, 2/1/19	3,801,900
1,751,000	Level 3 Communications, Inc. 8.8750%, 6/1/19	1,912,968
14,059,000	Level 3 Financing, Inc. 9.3750%, 4/1/19	15,728,506
10,329,000	Mediacom Broadband LLC / Mediacom Broadband Corp. 6.3750%, 4/1/23	10,561,402
8,406,000	Mediacom LLC / Mediacom Capital Corp. 7.2500%, 2/15/22	8,910,360
5,714,000	Mood Media Corp. 9.2500%, 10/15/20 (144A)	5,042,605
8,398,000	National CineMedia LLC 7.8750%, 7/15/21	9,237,800
10,852,000	Nielsen Finance LLC / Nielsen Finance Co. 4.5000%, 10/1/20	10,553,570
2,803,000	Sprint Capital Corp. 6.9000%, 5/1/19	3,062,278
15,694,000	Sprint Capital Corp. 6.8750%, 11/15/28	14,791,595
11,775,000	Sprint Capital Corp. 8.7500%, 3/15/32	12,628,687
24,936,000	Sprint Communications, Inc. 7.0000%, 8/15/20	26,993,220
8,360,000	Sprint Communications, Inc. 6.0000%, 11/15/22	8,151,000
16,709,000	Sprint Corp. 7.8750%, 9/15/23 (144A)	17,962,175
8,126,000	Sprint Corp. 7.1250%, 6/15/24 (144A)	8,247,890
4,321,000	T-Mobile USA, Inc. 6.4640%, 4/28/19	4,591,063
17,808,000	T-Mobile USA, Inc. 6.5420%, 4/28/20	18,921,000
7,494,000	T-Mobile USA, Inc. 6.1250%, 1/15/22	7,625,145
2,711,000	T-Mobile USA, Inc. 6.5000%, 1/15/24	2,744,888
13,251,000	Townsquare Radio LLC / Townsquare Radio, Inc. 9.0000%, 4/1/19 (144A)	14,344,207
8,069,000	tw telecom holdings, inc. 6.3750%, 9/1/23 (144A)	8,391,760
		358,122,674
Consumer Cyclical – 11.3%
3,053,000	Boyd Gaming Corp. 9.1250%, 12/1/18	3,320,138
2,828,000	Caesars Entertainment Operating Co., Inc. 11.2500%, 6/1/17	2,877,490
16,840,000	Caesars Entertainment Resort Properties LLC 8.0000%, 10/1/20 (144A)	17,513,600
2,542,000	Caesars Entertainment Resort Properties LLC 11.0000%, 10/1/21 (144A)	2,605,550
5,486,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	5,732,870
3,931,000	DreamWorks Animation SKG, Inc. 6.8750%, 8/15/20 (144A)	4,157,033
7,248,000	JC Penney Corp., Inc. 6.3750%, 10/15/36	5,399,760
29,517,000	Landry’s, Inc. 9.3750%, 5/1/20 (144A)	32,173,530
6,307,000	Marina District Finance Co., Inc. 9.8750%, 8/15/18	6,827,328
9,695,000	Meritage Homes Corp. 7.0000%, 4/1/22	10,252,462
3,925,000	MGM Resorts International 11.3750%, 3/1/18	4,984,750
5,864,000	MGM Resorts International 6.7500%, 10/1/20	6,274,480

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 35

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Consumer Cyclical – (continued)
$15,140,000	MGM Resorts International 6.6250%, 12/15/21	$16,010,550
7,047,000	MGM Resorts International 7.7500%, 3/15/22	7,875,023
2,531,000	Michael’s Stores, Inc. 5.8750%, 12/15/20 (144A)	2,543,655
18,538,000	Mohegan Tribal Gaming Authority 9.7500%, 9/1/21 (144A)	19,974,695
5,224,000	Navistar International Corp. 8.2500%, 11/1/21	5,406,840
17,640,000	Peninsula Gaming LLC / Peninsula Gaming Corp. 8.3750%, 2/15/18 (144A)	19,227,600
7,824,000	Penn National Gaming, Inc. 5.8750%, 11/1/21 (144A)	7,726,200
11,272,000	Pinnacle Entertainment, Inc. 7.5000%, 4/15/21	12,230,120
11,470,000	Playa Resorts Holding B.V. 8.0000%, 8/15/20 (144A)	12,172,537
8,231,000	Quiksilver, Inc. / QS Wholesale, Inc. 7.8750%, 8/1/18 (144A)	8,930,635
17,138,000	Quiksilver, Inc. / QS Wholesale, Inc. 10.0000%, 8/1/20	19,365,940
14,821,000	ROC Finance LLC / ROC Finance 1 Corp. 12.1250%, 9/1/18 (144A)	15,228,577
6,853,000	Station Casinos LLC 7.5000%, 3/1/21	7,298,445
3,599,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	3,706,970
10,603,000	Toys R Us, Inc. 10.3750%, 8/15/17	9,092,072
19,431,000	Wok Acquisition Corp. 10.2500%, 6/30/20 (144A)	21,106,924
		290,015,774
Consumer Non-Cyclical – 11.1%
24,179,000	Biomet, Inc. 6.5000%, 8/1/20	25,387,950
3,784,000	Capsugel S.A. 7.0000%, 5/15/19 (144A)	3,854,950
11,180,000	ConvaTec Finance International S.A. 8.2500%, 1/15/19 (144A)	11,445,525
15,267,000	Endo Finance Co. 5.7500%, 1/15/22 (144A)	15,343,335
1,583,000	Endo Health Solutions, Inc. 7.0000%, 7/15/19	1,693,810
2,105,000	Endo Health Solutions, Inc. 7.0000%, 12/15/20	2,252,350
2,822,000	Envision Healthcare Corp. 8.1250%, 6/1/19	3,058,342
22,935,000	FAGE Dairy Industry S.A. / FAGE USA Dairy Industry, Inc. 9.8750%, 2/1/20 (144A)	23,967,075
12,733,000	Forest Laboratories, Inc. 5.0000%, 12/15/21 (144A)	12,780,749
3,843,000	Fresenius Medical Care U.S. Finance II, Inc. 5.6250%, 7/31/19 (144A)	4,150,440
11,462,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A)	12,092,410
2,245,000	HCA Holdings, Inc. 7.7500%, 5/15/21	2,452,663
11,271,000	HCA, Inc. 7.5000%, 2/15/22	12,369,922
4,749,000	Jaguar Holding Co. II / Jaguar Merger Sub, Inc. 9.5000%, 12/1/19 (144A)	5,342,625
11,241,000	JBS USA LLC / JBS USA Finance, Inc. 8.2500%, 2/1/20 (144A)	12,196,485
7,518,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	7,837,515
11,192,000	JBS USA LLC / JBS USA Finance, Inc. 7.2500%, 6/1/21 (144A)	11,639,680
6,809,000	Physio-Control International, Inc. 9.8750%, 1/15/19 (144A)	7,626,080
3,563,000	Post Holdings, Inc. 6.7500%, 12/1/21 (144A)	3,687,705
2,742,000	Post Holdings, Inc. 7.3750%, 2/15/22 (144A)	2,933,940
5,090,000	Roundy’s Supermarkets, Inc. 10.2500%, 12/15/20 (144A)	5,191,800
2,663,000	Simmons Foods, Inc. 10.5000%, 11/1/17 (144A)	2,829,437
7,200,000	Smithfield Foods, Inc. 6.6250%, 8/15/22	7,632,000
4,437,000	Sun Merger Sub, Inc. 5.8750%, 8/1/21 (144A)	4,547,925
38,406,000	SUPERVALU, Inc. 6.7500%, 6/1/21	37,925,925
6,223,000	Tenet Healthcare Corp. 8.0000%, 8/1/20	6,759,734
5,596,000	Tenet Healthcare Corp. 6.0000%, 10/1/20 (144A)	5,840,825
19,412,000	Tenet Healthcare Corp. 8.1250%, 4/1/22	20,916,430
8,560,000	Universal Health Services, Inc. 7.0000%, 10/1/18	9,137,800
		282,895,427
Electric – 0.9%
8,002,000	AES Corp. 8.0000%, 10/15/17	9,402,350
12,260,000	IPALCO Enterprises, Inc. 5.0000%, 5/1/18	12,842,350
		22,244,700
Energy – 18.7%
2,829,000	Antero Resources Finance Corp. 6.0000%, 12/1/20	2,970,450
23,876,000	Aurora USA Oil & Gas, Inc. 9.8750%, 2/15/17 (144A)	25,607,010
14,774,000	Aurora USA Oil & Gas, Inc. 7.5000%, 4/1/20 (144A)	15,217,220
1,701,000	Bonanza Creek Energy, Inc. 6.7500%, 4/15/21	1,781,798
7,902,000	Calfrac Holdings L.P. 7.5000%, 12/1/20 (144A)	8,060,040
6,413,000	Chaparral Energy, Inc. 9.8750%, 10/1/20	7,246,690
8,693,000	Chaparral Energy, Inc. 8.2500%, 9/1/21	9,431,905

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

36 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Energy – (continued)
$34,635,000	Chesapeake Energy Corp. 6.1250%, 2/15/21	$37,146,037
19,948,000	Chesapeake Energy Corp. 5.7500%, 3/15/23	20,546,440
5,122,000	Continental Resources, Inc. 5.0000%, 9/15/22	5,320,478
7,832,000	Diamondback Energy, Inc. 7.6250%, 10/1/21 (144A)	8,262,760
10,895,000	Dresser-Rand Group, Inc. 6.5000%, 5/1/21	11,603,175
6,066,000	Drill Rigs Holdings, Inc. 6.5000%, 10/1/17 (144A)	6,551,280
3,467,000	Edgen Murray Corp. 8.7500%, 11/1/20 (144A)	3,969,715
11,390,000	EP Energy LLC / EP Energy Finance, Inc. 9.3750%, 5/1/20	13,141,212
2,912,000	EP Energy LLC / Everest Acquisition Finance, Inc. 7.7500%, 9/1/22	3,261,440
21,426,000	EV Energy Partners L.P. / EV Energy Finance Corp. 8.0000%, 4/15/19	21,533,130
14,951,000	Forum Energy Technologies, Inc. 6.2500%, 10/1/21 (144A)	15,698,550
5,179,000	Frontier Oil Corp. 6.8750%, 11/15/18	5,586,846
17,837,000	Halcon Resources Corp. 9.7500%, 7/15/20	18,595,072
10,180,000	Halcon Resources Corp. 8.8750%, 5/15/21	10,281,800
3,512,000	Hilcorp Energy I L.P. / Hilcorp Finance Co. 7.6250%, 4/15/21 (144A)	3,810,520
4,732,000	Kodiak Oil & Gas Corp. 8.1250%, 12/1/19	5,252,520
7,371,000	Kodiak Oil & Gas Corp. 5.5000%, 2/1/22	7,334,145
5,575,000	Legacy Reserves L.P. / Legacy Reserves Finance Corp. 6.6250%, 12/1/21 (144A)	5,393,813
17,215,000	Linn Energy LLC / Linn Energy Finance Corp. 6.5000%, 5/15/19	17,559,300
16,302,000	Linn Energy LLC / Linn Energy Finance Corp. 7.0000%, 11/1/19 (144A)	16,465,020
9,195,000	Natural Resource Partners L.P. 9.1250%, 10/1/18 (144A)	9,401,888
6,671,000	Oasis Petroleum, Inc. 6.5000%, 11/1/21	7,137,970
13,986,000	Oasis Petroleum, Inc. 6.8750%, 3/15/22 (144A)	14,825,160
20,274,000	PBF Holding Co. LLC / PBF Finance Corp. 8.2500%, 2/15/20	21,997,290
27,261,000	Samson Investment Co. 10.5000%, 2/15/20 (144A)	29,714,490
8,660,000	SandRidge Energy, Inc. 7.5000%, 3/15/21	9,071,350
11,046,000	SandRidge Energy, Inc. 8.1250%, 10/15/22	11,708,760
5,815,000	SandRidge Energy, Inc. 7.5000%, 2/15/23	5,902,225
11,389,000	Sidewinder Drilling, Inc. 9.7500%, 11/15/19 (144A)	10,022,320
2,804,000	SM Energy Co. 6.6250%, 2/15/19	2,979,250
4,463,000	SM Energy Co. 6.5000%, 11/15/21	4,730,780
2,792,000	SM Energy Co. 6.5000%, 1/1/23	2,928,110
11,116,000	Stone Energy Corp. 7.5000%, 11/15/22	11,616,220
7,323,000	Venoco, Inc. 8.8750%, 2/15/19	7,213,155
20,156,000	W&T Offshore, Inc. 8.5000%, 6/15/19	21,314,970
		478,192,304
Finance Companies – 1.9%
8,241,000	CIT Group, Inc. 5.2500%, 3/15/18	8,838,473
7,400,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	8,315,750
21,468,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	23,024,430
7,384,000	CIT Group, Inc. 5.3750%, 5/15/20	7,845,500
		48,024,153
Industrial – 1.6%
6,380,000	Briggs & Stratton Corp. 6.8750%, 12/15/20	7,010,025
19,657,000	Howard Hughes Corp. 6.8750%, 10/1/21 (144A)	20,443,280
8,457,000	Park-Ohio Industries, Inc. 8.1250%, 4/1/21	9,302,700
5,071,000	Permian Holdings, Inc. 10.5000%, 1/15/18 (144A)	4,994,935
		41,750,940
Insurance – 1.3%
1,451,000	American International Group, Inc. 6.2500%, 3/15/37	1,451,000
26,586,000	American International Group, Inc. 8.1750%, 5/15/58‡	32,169,060
		33,620,060
Natural Gas – 5.1%
3,456,000	Atlas Pipeline Partners L.P. / Atlas Pipeline Finance Corp. 6.6250%, 10/1/20	3,611,520
24,363,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 7.7500%, 4/1/19	26,433,855
1,399,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.0000%, 12/15/20	1,440,970
5,687,000	Ferrellgas Partners L.P. / Ferrellgas Partners Finance Corp. 8.6250%, 6/15/20	5,985,568

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 37

Janus High-Yield Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Natural Gas – (continued)
$15,072,000	Hiland Partners L.P. / Hiland Partners Finance Corp. 7.2500%, 10/1/20 (144A)	$16,164,720
8,664,000	Holly Energy Partners L.P. / Holly Energy Finance Corp. 6.5000%, 3/1/20	9,053,880
22,948,000	NGL Energy Partners L.P. / NGL Energy Finance Corp. 6.8750%, 10/15/21 (144A)	23,521,700
4,278,000	Regency Energy Partners L.P. / Regency Energy Finance Corp. 6.8750%, 12/1/18	4,588,155
14,727,000	Sabine Pass Liquefaction LLC 5.6250%, 2/1/21 (144A)	14,395,642
8,530,000	Sabine Pass Liquefaction LLC 5.6250%, 4/15/23 (144A)	7,975,550
8,012,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.3750%, 8/1/22	8,472,690
6,838,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.2500%, 5/1/23	6,624,312
2,883,000	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.8750%, 10/1/20	2,947,868
		131,216,430
Oil, Gas & Consumable Fuels – 0.2%
5,902,000	Peabody Energy Corp. 4.7500%, 12/15/41	4,666,269
Real Estate Investment Trusts (REITs) – 1.8%
41,729,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19**	45,797,578
Real Estate Management & Development – 0.1%
3,294,000	Forest City Enterprises, Inc. 3.6250%, 8/15/20 (144A)	3,368,115
Technology – 3.8%
18,901,000	Blackboard, Inc. 7.7500%, 11/15/19 (144A)	18,759,242
14,304,000	Cardtronics, Inc. 8.2500%, 9/1/18	15,376,800
24,660,000	CommScope Holding Co., Inc. 6.6250%, 6/1/20 (144A)	25,646,400
12,889,000	First Data Corp. 12.6250%, 1/15/21	15,128,464
5,063,000	First Data Corp. 11.7500%, 8/15/21 (144A),**	5,341,465
5,772,000	TransUnion Holding Co., Inc. 8.1250%, 6/15/18	6,089,460
11,006,000	TransUnion Holding Co., Inc. 9.6250%, 6/15/18	11,831,450
		98,173,281
Transportation – 2.7%
5,121,000	Eletson Holdings 9.6250%, 1/15/22 (144A)	5,249,025
10,977,000	Florida East Coast Railway Corp. 8.1250%, 2/1/17	11,457,244
15,478,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18	17,219,275
12,031,000	syncreon Group B.V. / syncreon Global Finance U.S., Inc. 8.6250%, 11/1/21 (144A)	12,452,085
14,057,000	U.S. Airways Group, Inc. 6.1250%, 6/1/18	14,162,427
5,124,000	United Continental Holdings, Inc. 6.3750%, 6/1/18	5,354,580
3,978,000	Watco Cos. LLC / Watco Finance Corp. 6.3750%, 4/1/23 (144A)	3,938,220
		69,832,856

Total Corporate Bonds (cost $2,088,377,259)		2,153,862,860

Preferred Stock – 0.5%
Metals & Mining – 0.5%
508,550	ArcelorMittal (cost $13,023,805)	13,222,300

Money Market – 5.6%
143,260,851	Janus Cash Liquidity Fund LLC, 0%£ (cost $143,260,851)	143,260,851

Total Investments (total cost $2,484,276,735) – 99.9%		2,555,977,171

Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,738,668

Net Assets – 100%		$2,557,715,839

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$12,941,302	0.5%
Brazil	31,673,680	1.2%
Canada	13,102,645	0.5%
Cyprus	6,551,280	0.3%
France	13,222,300	0.5%
Germany	16,242,850	0.6%
Greece	29,216,100	1.1%
Luxembourg	24,432,427	1.0%
Netherlands	32,925,462	1.3%
Spain	9,245,000	0.4%
United States††	2,366,424,125	92.6%

Total	$2,555,977,171	100.0%

††	Includes Cash Equivalents of 5.6%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | DECEMBER 31, 2013

Janus Real Return Fund (unaudited)

FUND SNAPSHOT
The Fund employs a bottom-up fundamentally driven investment process designed to protect against the potential for inflationary or deflationary environments. The nontraditional portfolio invests across a broad range of fixed income securities, including short-duration high yield.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Mayur Saigal co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2013, Janus Real Return Fund’s Class I Shares returned 3.26%, compared with 0.44% for its primary benchmark, the Barclays U.S. Treasury TIPS 1-5 years Index, and 0.79% for its secondary benchmark, the U.S. Consumer Price Index (CPI) plus 2%.

MARKET ENVIRONMENT

Equities rallied and corporate credit spreads tightened in the final six months of 2013, supported by continued accommodative monetary policy and signs of economic improvement. Longer-term Treasury yields rose as improving U.S. economic data encouraged speculation that the Federal Reserve (Fed) would begin to taper its quantitative-easing (QE) program; in December, the Fed confirmed that it would do so beginning in January 2014. Short-term Treasury rates remained anchored, however, by the Fed’s repeated commitment to keeping the federal funds rate target near zero. Inflation pressure remained extremely low, with year-over-year CPI growth of 1.5% as of December 2013.

PERFORMANCE DISCUSSION

The Janus Real Return Fund outperformed its primary benchmark, the Barclays U.S. TIPS 1-5 Year Index, during the period. Our out-of-index allocation to corporate credit was the greatest driver of outperformance, along with the additional income, or spread carry, that our credit investments generated compared with the Treasury Inflation-Protected Securities (TIPS) in the benchmark. The Fund’s small allocations to common stock and convertible debt also performed well during the period, as equity markets rallied. Detractors were led by a moderate cash allocation (10.78% on average) and an out-of-index allocation to Treasury securities.

Top sector contributors during the period included metals and mining, consumer cyclical and pipeline companies. Detractors were led by cash, Treasury securities and a gold exchange-traded fund (ETF); from an industry sector standpoint, detractors also included paper, technology and wireless communications companies.

As of December 31, 2013, the Fund held a 4.80% weighting to equities, 19.63% in Treasury securities and 72.03% in corporate credit, primarily high-yield credit. It also held 3.54% cash. The majority of the portfolio (nearly 96%) was invested in U.S. corporate and government securities, with small allocations to Europe and Australia.

Effective October 1, 2013, Mayur Saigal was named Portfolio Manager for Janus Real Return Fund, joining Gibson Smith and Darrell Watters as named Portfolio Managers. As Head of Fixed Income Risk Management, Mayur Saigal has been involved in the product design and ongoing management of the Janus Real Return strategy since inception.

OUTLOOK

We believe a key theme for 2014 is caution, as fixed income markets will transition to a more normalized interest rate environment and adjust for new policy. We believe growth in developed markets is likely to accelerate in 2014, as the global economy enters a new stage of increased capital expenditure and hiring.

The Fed has announced it will taper quantitative easing by $10 billion per month beginning in January, and we believe there will be additional tapering as 2014 progresses. The greatest focus for fixed-income investors in the coming year will be interest rates and the shape of the yield curve. Market consensus is that longer-term interest rates will move higher, and we share that view. However, we believe the Fed will keep short-term interest rates anchored throughout 2014. This means the yield curve, or the difference between 2-year and 30-year Treasury yields, likely will continue to steepen. The risk to our views remains a very benign global inflation outlook.

As we enter the late stages of the credit cycle, with credit spreads over Treasury yields exceedingly tight, security selection remains important. As the economy improves, corporate management teams should be in a good

Janus Fixed Income & Money Market Funds | 39

Janus Real Return Fund (unaudited)

position to take on more risk. They have significantly deleveraged their balance sheets and capital structures over the last four years and put themselves in a much better position to take advantage of an improving economy.

However, we already are beginning to see the re-emergence of shareholder-friendly activity, such as stock buybacks, increased dividends, mergers and acquisitions. These actions tend to be bad for bondholders. As much as we expect credit security selection to drive performance over the coming year, knowing which securities not to own may be just as important. While keeping a close eye on the interest rate cycle, we will be focused on companies that are transforming and improving their balance sheets.

On behalf of each member of our investment team, thank you for your investment in Janus Real Return Fund. We appreciate you entrusting us with your assets and look forward to continuing to serve your investment needs.

40 | DECEMBER 31, 2013

(unaudited)

Janus Real Return Fund At A Glance

Fund Profile
December 31, 2013

Weighted Average Maturity	4.7 Years
Average Effective Duration*	2.2 Years
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	1.03%
With Reimbursement	2.37%
Class A Shares at MOP
Without Reimbursement	0.98%
With Reimbursement	2.26%
Class C Shares***
Without Reimbursement	0.29%
With Reimbursement	1.64%
Class D Shares
Without Reimbursement	1.05%
With Reimbursement	2.48%
Class I Shares
Without Reimbursement	1.27%
With Reimbursement	2.61%
Class S Shares
Without Reimbursement	0.80%
With Reimbursement	2.13%
Class T Shares
Without Reimbursement	1.03%
With Reimbursement	2.36%
Number of Bonds/Notes	92

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Fixed Income Securities)
December 31, 2013

AA	21.9%
A	0.7%
BBB	16.1%
BB	31.2%
B	24.1%
CCC	6.0%

†	Bond ratings provided by Standard & Poor’s (S&P). Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2013

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Janus Fixed Income & Money Market Funds | 41

Janus Real Return Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013				Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Inception*	Operating Expenses	Operating Expenses

Janus Real Return Fund – Class A Shares

NAV	3.12%	2.44%	0.68%	2.97%	1.01%

MOP	–1.78%	–2.45%	–1.56%

Janus Real Return Fund – Class C Shares

NAV	2.74%	1.74%	–0.06%	3.79%	1.76%

CDSC	1.74%	0.74%	–0.06%

Janus Real Return Fund – Class D Shares(1)	3.17%	2.53%	0.80%	3.08%	0.88%

Janus Real Return Fund – Class I Shares	3.26%	2.67%	0.93%	2.70%	0.76%

Janus Real Return Fund – Class S Shares	2.98%	2.55%	0.58%	3.18%	1.26%

Janus Real Return Fund – Class T Shares	3.12%	2.74%	0.82%	2.93%	1.01%

Barclays U.S. 1-5 Year TIPS Index	0.44%	–1.96%	0.75%

Consumer Price Index (CPI) + 2%	0.79%	3.50%	3.19%**

Morningstar Quartile – Class I Shares	–	2nd	4th

Morningstar Ranking – based on total returns for Multisector Bond Funds	–	113/318	250/260

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 4.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

42 | DECEMBER 31, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

The expense ratios shown are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/highrisk bonds can experience sudden and sharp price swings which will affect net asset value.

For a period of three years subsequent to the Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule that was effective at commencement of operations, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

® 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective October 1, 2013, Mayur Saigal is Co-Portfolio Manager of the Fund.

*	The Fund’s inception date — May 13, 2011
**	The Consumer Price Index (CPI) + 2% since inception returns are calculated from May 31, 2011.
(1)	Closed to new investors.

Janus Fixed Income & Money Market Funds | 43

Janus Real Return Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,030.10	$5.22	$1,000.00	$1,020.06	$5.19	1.02%

Class C Shares	$1,000.00	$1,027.40	$9.04	$1,000.00	$1,016.28	$9.00	1.77%

Class D Shares	$1,000.00	$1,031.70	$4.71	$1,000.00	$1,020.57	$4.69	0.92%

Class I Shares	$1,000.00	$1,031.50	$3.94	$1,000.00	$1,021.32	$3.92	0.77%

Class S Shares	$1,000.00	$1,029.80	$6.50	$1,000.00	$1,018.80	$6.46	1.27%

Class T Shares	$1,000.00	$1,031.20	$5.22	$1,000.00	$1,020.06	$5.19	1.02%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

44 | DECEMBER 31, 2013

Janus Real Return Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Common Stock – 3.5%
Communications Equipment – 0.9%
7,840	CommScope Holding Co., Inc.*	$148,333
Energy Equipment & Services – 0.4%
3,700	Nuverra Environmental Solutions, Inc.*	62,123
Hotels, Restaurants & Leisure – 1.4%
11,565	ClubCorp Holdings, Inc.	205,163
1,242	Extended Stay America, Inc.*	32,615
		237,778
Oil, Gas & Consumable Fuels – 0.6%
3,745	Chesapeake Energy Corp.	101,639
Road & Rail – 0.2%
1,840	Hilton Worldwide Holdings, Inc.*	40,940

Total Common Stock (cost $498,647)		590,813

Corporate Bonds – 71.0%
Banking – 6.0%
$305,000	Ally Financial, Inc. 6.7500%, 12/1/14	319,487
100,000	American Express Co. 6.8000%, 9/1/66‡	106,550
66,000	Bank of America Corp. 8.0000%, 7/30/99‡	73,128
260,000	Citigroup, Inc. 5.0000%, 9/15/14	267,406
73,000	Regions Financial Corp. 7.7500%, 11/10/14	77,019
40,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	40,910
125,000	Wells Fargo & Co. 7.9800%, 9/15/99‡	139,375
2,000	Zions Bancorp 4.0000%, 6/20/16	2,074
		1,025,949
Basic Industry – 3.1%
70,000	ArcelorMittal 4.2500%, 3/1/16	73,062
72,000	Ashland, Inc. 3.0000%, 3/15/16	73,440
50,000	Ashland, Inc. 3.8750%, 4/15/18	50,625
70,000	FMG Resources August 2006 Pty, Ltd. 6.8750%, 2/1/18 (144A)	73,675
74,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	83,065
100,000	Georgia-Pacific LLC 7.7000%, 6/15/15	109,492
65,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	71,785
		535,144
Brokerage – 1.6%
65,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	71,988
155,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	164,687
34,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	35,966
		272,641
Capital Goods – 11.6%
185,000	ADS Tactical, Inc. 11.0000%, 4/1/18§	172,050
235,000	Ahern Rentals, Inc. 9.5000%, 6/15/18 (144A)	254,388
290,000	Ardagh Packaging Finance PLC / Ardagh MP Holdings USA, Inc. 7.3750%, 10/15/17 (144A)	311,387
274,000	CNH Capital LLC 3.8750%, 11/1/15	282,905
28,000	CNH Capital LLC 3.6250%, 4/15/18	28,385
13,000	Exelis, Inc. 4.2500%, 10/1/16	13,729
120,000	FLIR Systems, Inc. 3.7500%, 9/1/16	125,145
144,000	Interface, Inc. 7.6250%, 12/1/18	154,800
138,000	NES Rentals Holdings, Inc. 7.8750%, 5/1/18 (144A)	145,245
130,000	Nuverra Environmental Solutions, Inc. 9.8750%, 4/15/18	126,750
332,000	TransDigm, Inc. 7.7500%, 12/15/18	356,070
8,000	Vulcan Materials Co. 7.0000%, 6/15/18	9,100
		1,979,954
Communications – 4.5%
40,000	Qwest Corp. 7.5000%, 10/1/14	41,986
145,000	Sprint Communications, Inc. 8.3750%, 8/15/17	167,837
144,000	Verizon Communications, Inc. 2.5000%, 9/15/16	148,901
117,000	Verizon Communications, Inc. 3.6500%, 9/14/18	123,852
250,000	Windstream Corp. 7.8750%, 11/1/17	285,625
		768,201
Consumer Cyclical – 9.5%
160,000	CCM Merger, Inc. 9.1250%, 5/1/19 (144A)	167,200
325,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	349,625
250,000	Lennar Corp. 4.7500%, 12/15/17	261,875
289,000	Meritage Homes Corp. 4.5000%, 3/1/18	287,555
290,000	MGM Resorts International 7.5000%, 6/1/16	324,800
220,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	226,600
		1,617,655
Consumer Non-Cyclical – 10.0%
125,000	Capsugel S.A. 7.0000%, 5/15/19 (144A)	127,344
190,000	Constellation Brands, Inc. 7.2500%, 9/1/16	215,650
250,000	HCA, Inc. 6.5000%, 2/15/16	273,437

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 45

Janus Real Return Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Consumer Non-Cyclical – (continued)
$190,000	Jarden Corp. 7.5000%, 5/1/17	$219,925
134,000	Omnicare, Inc. 7.7500%, 6/1/20	148,405
155,000	Pilgrim’s Pride Corp. 7.8750%, 12/15/18	168,950
243,000	Stater Bros Holdings, Inc. 7.3750%, 11/15/18	256,972
173,000	SUPERVALU, Inc. 6.7500%, 6/1/21	170,838
115,000	Valeant Pharmaceuticals International 6.8750%, 12/1/18 (144A)	123,050
		1,704,571
Electric – 1.5%
220,000	AES Corp. 9.7500%, 4/15/16	259,050
Energy – 8.0%
220,000	Berry Petroleum Co. 10.2500%, 6/1/14	227,425
220,000	Chesapeake Energy Corp. 9.5000%, 2/15/15	238,425
122,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	123,220
30,000	Chesapeake Energy Corp. 7.2500%, 12/15/18	34,650
156,000	EP Energy LLC / Everest Acquisition Finance, Inc. 6.8750%, 5/1/19	167,895
190,000	Frontier Oil Corp. 6.8750%, 11/15/18	204,962
57,000	Natural Resource Partners L.P. 9.1250%, 10/1/18 (144A)	58,283
235,000	Samson Investment Co. 10.5000%, 2/15/20 (144A)	256,150
53,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	54,193
		1,365,203
Finance Companies – 3.4%
290,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	300,512
70,000	GE Capital Trust I 6.3750%, 11/15/67‡	75,600
190,000	SLM Corp. 5.0000%, 4/15/15	198,788
		574,900
Insurance – 1.3%
200,000	Centene Corp. 5.7500%, 6/1/17	212,500
Natural Gas – 5.3%
127,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	133,509
400,000	Holly Energy Partners L.P. / Holly Energy Finance Corp. 8.2500%, 3/15/18	422,000
2,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	2,148
309,000	Kinder Morgan Finance Co. LLC 6.0000%, 1/15/18	338,597
		896,254
Real Estate Investment Trusts (REITs) – 2.8%
150,000	Kennedy-Wilson, Inc. 8.7500%, 4/1/19	164,625
288,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	312,072
		476,697
Real Estate Management & Development – 0.2%
40,000	Forest City Enterprises, Inc. 3.6250%, 8/15/20 (144A)	40,900
Technology – 0.7%
115,000	CommScope, Inc. 8.2500%, 1/15/19 (144A)	126,069
Transportation – 1.5%
34,000	Eletson Holdings 9.6250%, 1/15/22 (144A)	34,850
14,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 7/11/14 (144A)	14,114
123,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	126,016
76,000	Swift Services Holdings, Inc. 10.0000%, 11/15/18	84,550
		259,530

Total Corporate Bonds (cost $12,004,289)		12,115,218

Preferred Stock – 1.0%
Commercial Banks – 0.4%
3,175	Royal Bank of Scotland Group PLC 6.3500%	64,960
Construction & Engineering – 0.2%
1,350	Citigroup Capital XIII 7.8750%	36,788
Metals & Mining – 0.4%
2,950	ArcelorMittal 6.0000%	76,700

Total Preferred Stock (cost $184,830)		178,448

U.S. Treasury Notes/Bonds – 19.5%
	U.S. Treasury Notes/Bonds:
$360,000	0.2500%, 2/28/14**	360,084
145,000	0.2500%, 4/30/14	145,074
269,000	0.2500%, 8/31/14	269,231
200,000	0.2500%, 11/30/14	200,180
140,000	0.3750%, 3/15/15	140,290
220,000	0.2500%, 5/31/15	220,103
169,000	0.2500%, 9/30/15	168,848
171,000	0.2500%, 11/30/15	170,659
47,000	1.0000%, 10/31/16	47,356
20,000	0.8750%, 1/31/18	19,619
185,000	0.7500%, 3/31/18	179,739
152,000	1.3750%, 7/31/18	150,634
846,000	1.5000%, 8/31/18	841,704

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

46 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

U.S. Treasury Notes/Bonds – (continued)
	U.S. Treasury Notes/Bonds: (continued)
$169,000	1.3750%, 9/30/18	$166,940
168,000	1.2500%, 10/31/18	164,706
87,000	3.6250%, 8/15/43	82,161

Total U.S. Treasury Notes/Bonds (cost $3,341,135)		3,327,328

Money Market – 4.0%
679,708	Janus Cash Liquidity Fund LLC, 0%£ (cost $679,708)	679,708

Total Investments (total cost $16,708,609) – 99.0%		16,891,515

Cash, Receivables and Other Assets, net of Liabilities – 1.0%		170,194

Net Assets – 100%		$17,061,709

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$156,740	0.9%
France	76,700	0.5%
Greece	34,850	0.2%
Ireland	311,387	1.9%
Luxembourg	73,062	0.4%
United Kingdom	105,870	0.6%
United States††	16,132,906	95.5%

Total	$16,891,515	100.0%

††	Includes Cash Equivalents of 4.0%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 47

Janus Short-Term Bond Fund (unaudited)

FUND SNAPSHOT
We believe a bottom-up, fundamentally driven investment process that focuses on credit-oriented investments can generate risk-adjusted outperformance relative to our peers over time. Our comprehensive bottom-up view drives decision-making at a macro level, enabling us to make informed decisions about overall portfolio allocations.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2013, Janus Short-Term Bond Fund’s Class T Shares returned 1.59%, compared with 0.57% for its benchmark, the Barclays 1-3 Year U.S. Government/Credit Index.

INVESTMENT ENVIRONMENT

Short-term credit spreads tightened in the second half of 2013, supported by global central banks’ continued accommodative monetary policy, signs of global economic improvement and progress on resolving fiscal issues in the U.S., Europe and Japan. While longer-term Treasury rates rose on news that the Federal Reserve (Fed) would taper quantitative easing (QE), short-term rates remained anchored by expectations that the Fed will leave the federal funds rate target near zero for an extended period. Inflation pressure remained low, both in the U.S. and abroad, which kept rates contained on the front end of the yield curve.

PERFORMANCE DISCUSSION

Janus Short-Term Bond Fund outperformed its benchmark during the period. Security selection and an overweight to corporate credit were the top contributors to outperformance, consistent with our philosophy of seeking the best opportunities across corporate and government fixed income markets using a bottom-up, fundamentally driven process. Our underweight to Treasury securities was also beneficial to relative performance, as were small allocations to asset-backed securities (ABS) and bank loans.

From a credit sector standpoint, contributors were led by banking, non-captive diversified financial and automotive companies. No corporate credit sector detracted.

Individual credit contributors were led by financial services company CIT Group. This was a solid performer for the fund all year, as its management team has continued to execute on goals including improving its cost of funding and gaining market share.

Automaker General Motors also contributed to outperformance. GM has benefited from relatively strong year-over-year U.S. sales, including higher truck sales tied to a housing industry recovery, and improvement in Europe.

Telecommunications company Verizon contributed, as well. We invested in Verizon’s record-breaking $49 billion corporate bond issuance in September. It debuted to robust demand, and credit spreads continued to tighten throughout the fourth quarter.

Only two individual credits detracted: oil company Korea National Oil and diversified global industrial company Ingersoll Rand. Korea National Oil, which is owned by the South Korean government, got caught in the emerging market sell-off during the period, even though South Korea is a solidly developed nation. Ingersoll Rand detracted due to the longer duration of the bonds we held, which made them more sensitive to the rise in longer-term interest rates.

OUTLOOK

There is little doubt now that the U.S. economy is recovering at a steady pace. While interest rates likely will be pressured higher, we expect a tug-of-war between rates and pricing of risk assets. As rates increase, risk asset prices may stall or sell off, in turn pressuring rates downward.

Meanwhile, deflationary pressures from abroad likely will keep U.S. inflation expectations low. Uncertainty around the sustainability of China’s growth may weigh on risk assets early in 2014, and the U.S. housing industry is strong but price increases lately have cooled. All of these factors should contain rates on the front end of the yield curve.

Our goal in this environment is patience, which entails huddling at the short end of the curve – inside of two years’ maturity for a big portion of the assets – while waiting for opportunities. Security selection remains very important, as we do not expect a general widening in

48 | DECEMBER 31, 2013

(unaudited)

credit spreads. While the credit cycle is well past its peak, strong earnings and margin expansion should allow for incremental credit metric improvement. When credit markets become dislocated through rising rates or supply issues, we anticipate taking advantage of the lack of liquidity in the market to scoop up dislocated bonds.

We believe Europe will remain relatively stable and offer incremental opportunities for the Fund, on a dollar-denominated-bond basis. Weakness in emerging markets and Asian economies likely will be supportive of U.S. Treasurys on balance. We envision a difficult market environment for most asset classes, as most are fully priced, but on a relative basis we believe the Fund will remain competitive and relatively less volatile than its peers.

As long as two-year Treasury rates remain exceptionally low, we expect continued demand for higher-yielding short-term corporate credit. However, as always, we believe that security selection ultimately will drive outcomes in these markets.

On behalf of every member of our investment team, thank you for your investment in Janus Short-Term Bond Fund. We appreciate your entrusting your assets with us, and we look forward to continuing to serve your investment needs.

Janus Fixed Income & Money Market Funds | 49

Janus Short-Term Bond Fund (unaudited)

Janus Short-Term Bond Fund At A Glance

Fund Profile
December 31, 2013

Weighted Average Maturity	2.5
Average Effective Duration*	1.7
30-day Current Yield**
Class A Shares at NAV
Without Reimbursement	0.77%
With Reimbursement	0.86%
Class A Shares at MOP
Without Reimbursement	0.75%
With Reimbursement	0.84%
Class C Shares***
Without Reimbursement	-0.06%
With Reimbursement	0.05%
Class D Shares
Without Reimbursement	0.87%
With Reimbursement	0.97%
Class I Shares
Without Reimbursement	0.92%
With Reimbursement	1.02%
Class N Shares
Without Reimbursement	1.04%
With Reimbursement	1.12%
Class S Shares
Without Reimbursement	0.55%
With Reimbursement	0.64%
Class T Shares
Without Reimbursement	0.79%
With Reimbursement	0.88%
Number of Bonds/Notes	180

*	A theoretical measure of price volatility
**	Yield will fluctuate
***	Does not include the 1.00% contingent deferred sales charge.

Ratings†Summary – (% of Fixed Income Securities)
December 31, 2013

AAA	1.3%
AA	28.2%
A	13.5%
BBB	35.9%
BB	15.4%
B	3.7%
Other	2.0%

†	Bond ratings provided by Standard & Poor’s (S&P). Not rated securities are not rated by S&P but may be rated by other rating agencies. Bond ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Significant Areas of Investment – (% of Net Assets)
As of December 31, 2013

Asset Allocation – (% of Net Assets)
As of December 31, 2013

50 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013						Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund	Net Annual Fund
	Year-to-date	Year	Year	Year	Inception*	Operating Expenses	Operating Expenses

Janus Short-Term Bond Fund – Class A Shares

NAV	1.59%	1.33%	3.57%	3.30%	4.07%	0.95%	0.80%

MOP	–1.00%	–1.24%	2.56%	2.80%	3.83%

Janus Short-Term Bond Fund – Class C Shares

NAV	0.87%	0.23%	2.83%	2.63%	3.38%	1.69%	1.55%

CDSC	–0.13%	–0.76%	2.83%	2.63%	3.38%

Janus Short-Term Bond Fund – Class D Shares(1)	1.65%	1.44%	3.67%	3.58%	4.45%	0.77%	0.62%

Janus Short-Term Bond Fund – Class I Shares	1.71%	1.57%	3.58%	3.51%	4.30%	0.66%	0.54%

Janus Short-Term Bond Fund – Class N Shares	1.72%	1.59%	3.58%	3.54%	4.43%	0.60%	0.49%

Janus Short-Term Bond Fund – Class S Shares	1.13%	1.14%	3.21%	3.06%	3.88%	1.10%	0.99%

Janus Short-Term Bond Fund – Class T Shares	1.59%	1.34%	3.58%	3.54%	4.43%	0.85%	0.74%

Barclays 1-3 Year U.S. Government/Credit Index	0.57%	0.64%	2.02%	2.91%	4.43%**

Morningstar Quartile – Class T Shares	–	1st	3rd	1st	2nd

Morningstar Ranking – based on total returns for Short-Term Bond Funds	–	77/472	246/435	89/364	50/183

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

See important disclosures on the next page.

Janus Fixed Income & Money Market Funds | 51

Janus Short-Term Bond Fund (unaudited)

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 2.50%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the Fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the Fund and selling of bonds within the Fund by the portfolio managers.

High-yield/high-risk bonds, also known as “junk” bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – September 1, 1992
**	The Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.
(1)	Closed to new investors.

52 | DECEMBER 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,015.90	$4.01	$1,000.00	$1,021.22	$4.02	0.79%

Class C Shares	$1,000.00	$1,008.70	$7.95	$1,000.00	$1,017.29	$7.98	1.57%

Class D Shares	$1,000.00	$1,016.50	$3.46	$1,000.00	$1,021.78	$3.47	0.68%

Class I Shares	$1,000.00	$1,017.10	$2.85	$1,000.00	$1,022.38	$2.85	0.56%

Class N Shares	$1,000.00	$1,017.20	$2.69	$1,000.00	$1,022.53	$2.70	0.53%

Class S Shares	$1,000.00	$1,011.30	$5.27	$1,000.00	$1,019.96	$5.30	1.04%

Class T Shares	$1,000.00	$1,015.90	$4.01	$1,000.00	$1,021.22	$4.02	0.79%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 53

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 3.5%
$16,507,000	AmeriCredit Automobile Receivables Trust 1.9300%, 8/8/18	$16,622,219
8,835,000	Gracechurch Card Funding PLC 0.8666%, 6/15/17 (144A),‡	8,876,030
30,586,000	Permanent Master Issuer PLC 1.7936%, 7/15/42 (144A),‡	30,871,612
11,876,881	Santander Consumer Acquired Receivables Trust 2.0100%, 8/15/16 (144A)	11,887,452
147,614	Santander Drive Auto Receivables Trust 1.8900%, 5/15/17 (144A)	147,653
12,782,000	Santander Drive Auto Receivables Trust 1.9400%, 3/15/18	12,884,473
3,192,930	SMART Trust 1.5400%, 3/14/15 (144A)	3,197,218
15,985,016	SMART Trust 2.5200%, 11/14/16 (144A)	16,146,704
3,797,000	SMART Trust 0.9700%, 3/14/17	3,796,241

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $104,045,347)		104,429,602

Bank Loans and Mezzanine Loans – 1.0%
Basic Industry – 0.2%
6,645,205	FMG Resources August 2006 Pty, Ltd. 4.2500%, 6/28/19‡	6,726,210
Consumer Cyclical – 0.8%
20,496,316	Hilton Worldwide Finance LLC 3.7500%, 10/26/20‡	20,650,038
3,504,935	Pinnacle Entertainment, Inc. 3.7500%, 8/15/16‡	3,529,049
		24,179,087

Total Bank Loans and Mezzanine Loans (cost $30,514,538)		30,905,297

Corporate Bonds – 69.2%
Banking – 12.6%
9,833,000	Amsouth Bank 5.2000%, 4/1/15	10,300,068
7,700,000	Associated Banc-Corp 1.8750%, 3/12/14	7,710,734
4,765,000	Bank of America Corp. 4.5000%, 4/1/15	4,985,029
8,411,000	Bank of America Corp. 1.5000%, 10/9/15	8,495,690
17,278,000	Bank of America Corp. 1.2500%, 1/11/16	17,355,768
21,702,000	Bank of America Corp. 3.6250%, 3/17/16	22,831,936
6,571,000	Bank of America Corp. 3.7500%, 7/12/16	6,985,742
26,667,000	BBVA U.S. Senior SAU 4.6640%, 10/9/15	28,034,430
50,033,000	Citigroup, Inc. 5.0000%, 9/15/14	51,458,190
7,194,000	Citigroup, Inc. 4.8750%, 5/7/15	7,547,038
31,979,000	Goldman Sachs Group, Inc. 3.6250%, 2/7/16	33,561,321
4,121,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	4,541,087
13,802,000	Intesa Sanpaolo SpA 3.1250%, 1/15/16	14,065,094
17,772,000	JPMorgan Chase & Co. 4.8750%, 3/15/14	17,923,151
37,735,000	JPMorgan Chase & Co. 5.1500%, 10/1/15	40,331,130
12,865,000	Morgan Stanley 4.2000%, 11/20/14	13,274,107
16,704,000	Morgan Stanley 3.4500%, 11/2/15	17,387,294
7,918,000	Morgan Stanley 1.7500%, 2/25/16	8,024,299
6,682,000	Morgan Stanley 3.8000%, 4/29/16	7,068,420
7,809,000	Nordea Bank A.B. 0.8750%, 5/13/16 (144A)	7,770,150
3,171,000	PNC Funding Corp. 5.2500%, 11/15/15	3,405,213
4,230,000	Regions Financial Corp. 7.7500%, 11/10/14	4,462,870
31,036,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15	31,742,286
2,228,000	UBS A.G. 5.8750%, 7/15/16	2,477,387
1,516,000	Zions Bancorp 4.0000%, 6/20/16	1,571,737
		373,310,171
Basic Industry – 4.1%
10,667,000	ArcelorMittal 4.2500%, 2/25/15	10,960,343
6,889,000	ArcelorMittal 4.2500%, 8/5/15	7,130,115
15,132,000	ArcelorMittal 4.2500%, 3/1/16	15,794,025
15,350,000	Ashland, Inc. 3.0000%, 3/15/16	15,657,000
20,025,000	Ashland, Inc. 3.8750%, 4/15/18	20,275,313
1,886,000	Cascades, Inc. 7.8750%, 1/15/20	2,018,020
11,758,000	Ecolab, Inc. 1.0000%, 8/9/15	11,794,579
3,722,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	3,861,575
6,450,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	7,240,125
6,945,000	Plains Exploration & Production Co. 6.1250%, 6/15/19	7,595,712
13,946,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	15,401,683
3,539,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	3,898,293
		121,626,783
Brokerage – 1.7%
8,279,000	E*TRADE Financial Corp. 6.7500%, 6/1/16	8,982,715

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

54 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Brokerage – (continued)
$14,041,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	$14,918,563
24,243,000	Raymond James Financial, Inc. 4.2500%, 4/15/16	25,644,997
1,757,000	TD Ameritrade Holding Corp. 4.1500%, 12/1/14	1,814,032
		51,360,307
Capital Goods – 1.7%
2,571,000	Case New Holland, Inc. 7.8750%, 12/1/17	3,033,780
8,780,000	Eaton Corp. 0.9500%, 11/2/15	8,812,837
9,792,000	Exelis, Inc. 4.2500%, 10/1/16	10,341,067
13,189,000	FLIR Systems, Inc. 3.7500%, 9/1/16	13,754,492
13,699,000	TransDigm, Inc. 7.7500%, 12/15/18	14,692,177
		50,634,353
Communications – 5.6%
21,988,000	British Telecommunications PLC 2.0000%, 6/22/15	22,374,659
17,283,000	Gannett Co., Inc. 6.3750%, 9/1/15	18,536,017
11,492,000	NBCUniversal Enterprise, Inc. 0.7806%, 4/15/16 (144A),‡	11,554,735
17,023,000	NBCUniversal Media LLC 2.1000%, 4/1/14	17,095,637
10,299,000	Nielsen Finance LLC / Nielsen Finance Co. 7.7500%, 10/15/18	11,122,920
27,231,000	Sprint Communications, Inc. 6.0000%, 12/1/16	29,715,829
28,405,000	Verizon Communications, Inc. 2.5000%, 9/15/16	29,371,793
22,979,000	Verizon Communications, Inc. 3.6500%, 9/14/18	24,324,742
1,589,000	WPP Finance UK 5.8750%, 6/15/14	1,626,715
		165,723,047
Consumer Cyclical – 8.6%
7,367,000	Brinker International, Inc. 2.6000%, 5/15/18	7,251,213
5,137,500	ClubCorp Club Operations, Inc. 10.0000%, 12/1/18	5,689,781
7,064,000	CVS Caremark Corp. 1.2000%, 12/5/16	7,071,170
19,095,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	19,703,252
27,731,000	Ford Motor Credit Co. LLC 2.7500%, 5/15/15	28,447,624
13,910,000	Ford Motor Credit Co. LLC 1.7000%, 5/9/16	14,069,158
10,011,000	Ford Motor Credit Co. LLC 4.2500%, 2/3/17	10,769,513
9,391,000	Ford Motor Credit Co. LLC 3.0000%, 6/12/17	9,760,235
44,927,000	General Motors Co. 3.5000%, 10/2/18 (144A)	45,937,857
25,579,000	General Motors Financial Co., Inc. 2.7500%, 5/15/16 (144A)	25,898,738
4,070,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	4,070,000
8,180,000	GLP Capital LP / GLP Financing II, Inc. 4.3750%, 11/1/18 (144A)	8,364,050
7,980,000	Hanesbrands, Inc. 6.3750%, 12/15/20	8,718,150
331,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	335,771
8,571,000	Lennar Corp. 5.6000%, 5/31/15	8,999,550
14,570,000	MGM Resorts International 6.6250%, 7/15/15	15,626,325
3,444,000	MGM Resorts International 7.5000%, 6/1/16	3,857,280
6,199,000	MGM Resorts International 7.6250%, 1/15/17	7,051,363
7,637,000	PACCAR Financial Corp. 0.7500%, 8/14/15	7,673,322
13,936,000	Time Warner, Inc. 3.1500%, 7/15/15	14,437,585
		253,731,937
Consumer Non-Cyclical – 7.1%
8,434,000	General Mills, Inc. 1.5500%, 5/16/14	8,468,698
16,020,000	GlaxoSmithKline Capital PLC 0.7500%, 5/8/15	16,083,648
11,816,000	Mylan, Inc. 1.3500%, 11/29/16	11,794,341
9,431,000	Mylan, Inc. 6.0000%, 11/15/18 (144A)	10,049,626
14,727,000	PepsiCo, Inc. 0.7000%, 8/13/15	14,742,581
29,703,000	Perrigo Co., Ltd. 1.3000%, 11/8/16 (144A)	29,600,049
1,782,000	Perrigo Co., Ltd. 2.3000%, 11/8/18 (144A)	1,758,884
28,274,000	Pilgrim’s Pride Corp. 7.8750%, 12/15/18	30,818,660
25,653,000	SABMiller Holdings, Inc. 0.9319%, 8/1/18 (144A),‡	25,780,034
4,543,000	Stater Bros Holdings, Inc. 7.7500%, 4/15/15	4,554,448
15,398,000	Stater Bros Holdings, Inc. 7.3750%, 11/15/18	16,283,385
14,721,000	Thermo Fisher Scientific, Inc. 1.3000%, 2/1/17	14,657,037
2,067,000	Thermo Fisher Scientific, Inc. 2.4000%, 2/1/19	2,047,758
8,605,000	WM Wrigley Jr. Co. 3.7000%, 6/30/14 (144A)	8,737,311
14,624,000	WM Wrigley Jr. Co. 1.4000%, 10/21/16 (144A)	14,646,155
		210,022,615
Electric – 0.6%
1,250,000	AES Corp. 7.7500%, 10/15/15	1,381,250

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 55

Janus Short-Term Bond Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Electric – (continued)
$1,414,000	Duke Energy Corp. 6.3000%, 2/1/14	$1,420,213
14,907,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	15,577,949
		18,379,412
Energy – 6.8%
15,127,000	Canadian Natural Resources, Ltd. 1.4500%, 11/14/14	15,249,650
25,365,000	Chesapeake Energy Corp. 3.2500%, 3/15/16	25,618,650
6,994,000	Continental Resources, Inc. 8.2500%, 10/1/19	7,640,945
19,172,000	Devon Energy Corp. 1.2000%, 12/15/16	19,163,948
7,005,000	Devon Energy Corp. 2.2500%, 12/15/18	6,931,609
6,996,000	Nabors Industries, Inc. 2.3500%, 9/15/16 (144A)	7,066,485
11,172,000	Nabors Industries, Inc. 6.1500%, 2/15/18	12,554,300
17,051,000	Petrofac, Ltd. 3.4000%, 10/10/18 (144A)	17,173,000
19,646,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	20,161,707
42,324,000	Phillips 66 1.9500%, 3/5/15	42,913,573
16,094,000	Rowan Cos., Inc. 5.0000%, 9/1/17	17,442,194
10,439,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	10,673,878
		202,589,939
Finance Companies – 5.0%
38,318,000	CIT Group, Inc. 4.7500%, 2/15/15 (144A)	39,707,027
39,910,000	CIT Group, Inc. 5.0000%, 5/15/17	42,603,925
4,297,000	General Electric Capital Corp. 3.5000%, 6/29/15	4,484,452
13,731,000	General Electric Capital Corp. 2.3750%, 6/30/15	14,091,604
17,851,000	General Electric Capital Corp. 4.3750%, 9/21/15	18,919,704
9,946,000	General Electric Capital Corp. 5.0000%, 1/8/16	10,748,752
6,880,000	International Lease Finance Corp. 2.1929%, 6/15/16‡	6,914,400
5,161,000	ProLogis L.P. 5.6250%, 11/15/15	5,487,882
5,464,000	ProLogis L.P. 5.7500%, 4/1/16	5,991,768
		148,949,514
Industrial – 0.5%
4,951,000	Cintas Corp. No. 2 2.8500%, 6/1/16	5,106,932
10,025,000	URS Corp. 4.3500%, 4/1/17 (144A)	10,212,718
		15,319,650
Insurance – 2.5%
12,856,000	ACE INA Holdings, Inc. 2.6000%, 11/23/15	13,300,252
41,278,000	American International Group, Inc. 4.2500%, 9/15/14	42,309,744
18,443,000	American International Group, Inc. 2.3750%, 8/24/15	18,838,436
		74,448,432
Natural Gas – 4.6%
26,697,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	28,065,221
25,711,000	DCP Midstream Operating L.P. 2.5000%, 12/1/17	25,600,391
8,618,000	Enterprise Products Operating LLC 1.2500%, 8/13/15	8,675,258
22,853,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	24,547,139
10,488,000	Kinder Morgan Finance Co. LLC 6.0000%, 1/15/18	11,492,572
1,687,000	Kinder Morgan, Inc. 5.1500%, 3/1/15	1,757,903
4,285,000	Nisource Finance Corp. 5.4000%, 7/15/14	4,390,359
17,977,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	18,904,829
3,453,000	Spectra Energy Partners L.P. 2.9500%, 9/25/18	3,500,047
4,114,000	Sunoco, Inc. 4.8750%, 10/15/14	4,239,399
6,033,000	TransCanada PipeLines, Ltd. 0.8750%, 3/2/15	6,050,538
		137,223,656
Public Sector Loans – 0.3%
7,437,000	National Bank of Canada 1.6500%, 1/30/14 (144A)	7,444,675
Real Estate Investment Trusts (REITs) – 0.8%
18,915,000	Reckson Operating Partnership L.P. 6.0000%, 3/31/16	20,496,010
3,407,000	Simon Property Group L.P. 4.9000%, 1/30/14	3,418,104
		23,914,114
Technology – 4.6%
15,529,000	Dun & Bradstreet Corp. 3.2500%, 12/1/17	15,696,123
18,435,000	Fiserv, Inc. 3.1250%, 10/1/15	19,086,567
28,724,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	28,540,051
18,911,000	Seagate HDD Cayman 3.7500%, 11/15/18 (144A)	19,123,749
13,415,000	Total System Services, Inc. 2.3750%, 6/1/18	13,051,239
11,620,000	TSMC Global, Ltd. 0.9500%, 4/3/16 (144A)	11,541,879

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

56 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Technology – (continued)
$13,595,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	$13,019,061
16,655,000	Tyco Electronics Group S.A. 2.3750%, 12/17/18	16,423,296
		136,481,965
Transportation – 2.1%
19,993,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	20,445,442
857,000	FedEx Corp. 7.3750%, 1/15/14	858,971
2,894,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	2,997,892
10,889,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 7/11/14 (144A)	10,977,625
15,482,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	15,861,572
9,102,000	Southwest Airlines Co. 5.2500%, 10/1/14	9,392,636
2,171,000	United Parcel Service, Inc. 3.8750%, 4/1/14	2,188,950
		62,723,088

Total Corporate Bonds (cost $2,031,383,020)		2,053,883,658

U.S. Treasury Notes/Bonds – 25.3%
	U.S. Treasury Notes/Bonds:
60,809,000	0.2500%, 2/28/14**	60,823,229
14,845,000	1.2500%, 3/15/14	14,879,797
11,768,000	0.2500%, 3/31/14	11,772,601
33,115,000	0.2500%, 4/30/14	33,131,822
9,483,000	0.2500%, 6/30/14	9,490,406
77,903,000	0.6250%, 7/15/14	78,119,025
1,749,000	0.5000%, 8/15/14	1,753,100
58,375,000	0.2500%, 8/31/14	58,425,144
8,786,000	0.2500%, 9/15/14	8,793,547
75,547,000	0.2500%, 10/31/14	75,611,895
155,069,000	0.2500%, 1/15/15	155,196,157
18,606,000	0.2500%, 2/15/15	18,619,080
423,000	0.3750%, 3/15/15	423,876
41,196,000	0.2500%, 7/31/15	41,194,393
59,759,000	0.3750%, 8/31/15	59,850,013
62,819,000	0.2500%, 11/30/15	62,693,865
14,869,000	0.8750%, 9/15/16	14,957,292
14,700,000	0.6250%, 11/15/16	14,655,209
29,846,000	0.6250%, 12/15/16	29,724,766

Total U.S. Treasury Notes/Bonds (cost $749,635,243)		750,115,217

Short-Term Taxable Variable Rate Demand Note – 0%
900,000	California Infrastructure & Economic Development Bank 0.3170%, 4/1/24‡ (cost $900,000)	900,000

Money Market – 0.5%
13,998,600	Janus Cash Liquidity Fund LLC, 0%£ (cost $13,998,600)	13,998,600

Total Investments (total cost $2,930,476,748) – 99.5%		2,954,232,374

Cash, Receivables and Other Assets, net of Liabilities – 0.5%		13,484,312

Net Assets – 100%		$2,967,716,686

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$61,413,515	2.1%
Canada	30,762,883	1.0%
Italy	14,065,094	0.5%
Luxembourg	33,884,483	1.1%
Netherlands	11,122,920	0.4%
South Korea	28,540,051	1.0%
Spain	28,034,430	1.0%
Sweden	7,770,150	0.3%
Switzerland	18,900,683	0.6%
Taiwan	24,560,940	0.8%
United Kingdom	154,527,984	5.2%
United States††	2,540,649,241	86.0%

Total	$2,954,232,374	100.0%

††	Includes Cash Equivalents of 0.5%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 57

Janus Money Market Funds (unaudited)

Janus Government Money Market Fund
Average Annual Total Return	Portfolio Manager
For the Periods Ended December 31, 2013	Eric Thorderson

Class D Shares(1)
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.01%
10 Year	1.45%
Since Inception (February 14, 1995)	2.67%
Class T Shares
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.01%
10 Year	1.45%
Since Inception (February 14, 1995)	2.67%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.00%(2)
Without Reimbursement	-0.47%
Class T Shares
With Reimbursement	0.00%(2)
Without Reimbursement	-0.49%

Expense Ratios
Per the October 28, 2013 prospectuses

Class D Shares(1)
Total Annual Fund Operating Expenses	0.69%
Class T Shares
Total Annual Fund Operating Expenses	0.73%

Janus Money Market
Fund
Average Annual Total Return	Portfolio Manager
For the Periods Ended December 31, 2013	Eric Thorderson

Class D Shares(1)
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.02%
10 Year	1.52%
Since Inception (February 14, 1995)	2.75%
Class T Shares
Fiscal Year-to-Date	0.00%
1 Year	0.00%
5 Year	0.02%
10 Year	1.52%
Since Inception (February 14, 1995)	2.75%

Seven-Day Current Yield
Class D Shares(1)
With Reimbursement	0.00%(2)
Without Reimbursement	-0.47%
Class T Shares
With Reimbursement	0.00%(2)
Without Reimbursement	-0.49%

Expense Ratios
Per the October 28, 2013 prospectuses

Class D Shares(1)
Total Annual Fund Operating Expenses	0.67%
Class T Shares
Total Annual Fund Operating Expenses	0.69%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist each Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Class D Shares of each Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares for periods prior to February 16, 2010, reflects the performance of each Fund’s former Class J Shares. If Class D Shares of each Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following each Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any fee and expense limitations or waivers.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of each Fund than the total return.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1)	Closed to new investors.
(2)	Less than 0.005%.

58 | DECEMBER 31, 2013

Janus Government Money Market Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class D Shares	$1,000.00	$1,000.00	$0.66	$1,000.00	$1,024.55	$0.66	0.13%

Class T Shares	$1,000.00	$1,000.00	$0.66	$1,000.00	$1,024.55	$0.66	0.13%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Fixed Income & Money Market Funds | 59

Janus Money Market Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class D Shares	$1,000.00	$1,000.00	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

Class T Shares	$1,000.00	$1,000.00	$0.50	$1,000.00	$1,024.70	$0.51	0.10%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

60 | DECEMBER 31, 2013

Janus Government Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Principal Amount		Value

Repurchase Agreements – 19.8%
$30,700,000	Credit Suisse Securities (USA) LLC, 0.0100%, dated 12/31/13, maturing 1/2/14 to be repurchased at $30,700,017 collateralized by $583,950,125 in U.S. Government Agencies 0.3713%-1.9391%, 2/25/19-7/25/43 with a value of $31,314,143	$30,700,000
3,500,000	RBC Capital Markets Corp., 0.0050%, dated 12/31/13, maturing 1/2/14 to be repurchased at $3,500,001 collateralized by $3,522,005 in U.S. Government Agencies 3.5000%-4.0000%, 1/1/42-9/1/42 with a value of $3,570,000	3,500,000

Total Repurchase Agreements (amortized cost $34,200,000)		34,200,000

U.S. Government Agency Notes – 32.5%
	Fannie Mae:
3,000,000	0.1101%, 3/3/14	2,999,450
2,250,000	0.0913%, 4/9/14	2,249,447
3,000,000	0.1421%, 8/19/14	2,997,291
	Federal Home Loan Bank System:
1,500,000	0.0913%, 3/19/14	1,499,711
4,300,000	0.0659%, 3/21/14	4,299,386
3,000,000	0.1269%, 6/6/14	2,998,363
	Freddie Mac:
2,000,000	0.1015%, 1/14/14	1,999,933
3,000,000	0.1251%, 1/15/14	2,999,865
1,100,000	0.0800%, 2/11/14	1,099,902
2,550,000	0.0951%, 2/21/14	2,549,663
4,000,000	0.1151%, 3/12/14	3,999,118
3,000,000	0.1001%, 3/18/14	2,999,375
2,000,000	0.1352%, 4/21/14	1,999,182
3,000,000	0.1015%, 5/14/14	2,998,885
3,000,000	0.1218%, 6/3/14	2,998,459
2,340,000	0.1301%, 7/1/14	2,338,479
4,000,000	0.1269%, 9/3/14	3,996,564
3,000,000	0.1523%, 10/21/14	2,996,299
6,272,331	0.2400%, 1/15/42‡	6,272,331

Total U.S. Government Agency Notes (amortized cost $56,291,703)		56,291,703

Variable Rate Demand Agency Notes – 47.8%
980,000	A.E. Realty LLC 0.1600%, 10/1/23	980,000
300,000	City of Plymouth WI 0.2000%, 12/1/14	300,000
1,200,000	Clearwater Solutions LLC 0.2100%, 9/1/21	1,200,000
9,000,000	Cypress Bend Real Estate Development Co. LLC 0.1600%, 4/1/33	9,000,000
2,750,000	Florida Food Products, Inc. 0.1600%, 12/1/22	2,750,000
5,860,000	Florida HomeLoan Corp. 0.0600%, 7/15/36	5,860,000
3,000,000	Greer Family LLC 0.1600%, 8/1/31	3,000,000
2,065,000	Housing Development Corp., New York 0.0500%, 6/15/37	2,065,000
405,000	Illinois Housing Development Authority 0.2100%, 5/1/37	405,000
2,500,000	Irrevocable Trust Agreement John A. Thomas & Elizabeth F. Thomas 0.1600%, 12/1/20	2,500,000
3,745,000	Johnson Capital Management LLC 0.2200%, 6/1/47	3,745,000
145,000	Lakeshore Professional Properties LLC 0.2700%, 7/1/45	145,000
700,000	Maryland Community Development Administration 0.0400%, 2/1/41	700,000
22,155,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1670%, 11/1/35	22,155,000
2,395,000	Mississippi Business Finance Corp. 0.1900%, 9/1/21	2,395,000
3,835,000	Mississippi Business Finance Corp. 0.1900%, 1/1/34	3,835,000
4,010,000	Mississippi Business Finance Corp. – Series A 0.1900%, 3/1/29	4,010,000
3,730,000	Mississippi Business Finance Corp. – Series B 0.1900%, 3/1/29	3,730,000
4,310,000	Phenix City Downtown Redevelopment Authority 0.1600%, 2/1/33	4,310,000
500,000	Sacramento Housing & Redevelopment Agency 0.1700%, 1/15/36	500,000
1,655,000	Shepherd Capital LLC 0.2700%, 10/1/53	1,655,000
4,500,000	Thomas H. Turner Family Irrevocable Trust 0.1600%, 6/1/20	4,500,000
2,085,000	Tyler Enterprises LLC 0.1600%, 10/1/22	2,085,000
760,000	VOC-RE I LLC 0.1600%, 2/1/43	760,000

Total Variable Rate Demand Agency Notes (amortized cost $82,585,000)		82,585,000

Total Investments (total amortized cost $173,076,703) – 100.1%		173,076,703

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(149,500)

Net Assets – 100%		$172,927,203

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 61

Janus Money Market Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Principal Amount		Value

Certificates of Deposit – 22.9%
$30,000,000	Bank of Montreal, Chicago 0.1800%, 1/6/14	$30,000,000
33,500,000	Bank of Montreal, Chicago 0.1700%, 3/13/14	33,500,000
20,000,000	Bank of Tokyo – Mitsubishi UFJ, Ltd., New York 0.1000%, 1/2/14	20,000,000
43,500,000	Bank of Tokyo – Mitsubishi UFJ, Ltd., New York 0.1100%, 1/3/14	43,500,000
21,800,000	Sumitomo Mitsui Banking Corp. 0.1000%, 1/7/14	21,800,000
25,000,000	Svenska Handelsbanken A.B. 0.1650%, 1/17/14	25,000,052
25,000,000	Svenska Handelsbanken A.B. 0.1550%, 2/20/14	25,000,170
13,600,000	Svenska Handelsbanken A.B. 0.1600%, 3/11/14	13,600,128
30,000,000	Toronto Dominion Bank, New York 0.1400%, 1/15/14	30,000,000
14,000,000	Toronto-Dominion Bank, New York 0.1600%, 2/6/14	14,000,000
19,000,000	Toronto-Dominion Bank, New York 0.1350%, 2/14/14	19,000,000
15,000,000	Wells Fargo & Co. 0.1300%, 2/26/14	15,000,000

Total Certificates of Deposit (amortized cost $290,400,350)		290,400,350

Commercial Paper – 12.1%
25,000,000	JPMorgan Chase & Co. 0.3049%, 6/10/14	24,966,872
23,000,000	Nieuw Amsterdam Receivables Corp. 0.1725%, 1/22/14 (Section 4(2))	22,997,828
40,000,000	Nieuw Amsterdam Receivables Corp. 0.1725%, 3/3/14 (Section 4(2))	39,988,666
50,000,000	Standard Chartered PLC 0.1624%, 1/3/14 (Section 4(2))	49,999,778
15,000,000	Standard Chartered PLC 0.1624%, 1/9/14 (Section 4(2))	14,999,533

Total Commercial Paper (amortized cost $152,952,677)		152,952,677

Repurchase Agreements – 36.9%
15,000,000	Deutsche Bank Securities, Inc., 0.0200%, dated 12/31/13, maturing 1/2/14 to be repurchased at $15,000,017 collateralized by $16,245,700 in U.S. Treasuries 0.6250%-1.0000%, 9/30/17-11/30/19 with a value of $15,300,079	15,000,000
100,000,000	Goldman Sachs & Co., 0.0200%, dated 12/31/13, maturing 1/2/14 to be repurchased at $100,000,111 collateralized by $76,163,362 in U.S. Government Agencies 9.6640%-38.9040%, 9/15/32-5/25/42 with a value of $102,000,000	100,000,000
100,000,000	HSBC Securities (USA), Inc., 0.0100%, dated 12/31/13, maturing 1/2/14 to be repurchased at $100,000,056 collateralized by $102,327,500 in U.S. Treasuries 0.6250%-1.8750%, 10/15/16-6/30/20 with a value of $102,002,287	100,000,000
152,600,000	RBC Capital Markets Corp., 0.0050%, dated 12/31/13, maturing 1/2/14 to be repurchased at $152,600,042 collateralized by $153,559,412 in U.S. Government Agencies 3.5000%-4.0000%, 1/1/42-9/1/42 with a value of $155,652,000	152,600,000
100,000,000	Wells Fargo & Co., 0.0300%, dated 12/31/13, maturing 1/2/14 to be repurchased at $100,000,167 collateralized by $98,687,145 in U.S. Government Agencies 0.0000%-13.5790%, 4/1/15-11/1/43 with a value of $102,001,181	100,000,000

Total Repurchase Agreements (amortized cost $467,600,000)		467,600,000

U.S. Government Agency Notes – 16.5%
	Fannie Mae:
12,000,000	0.1101%, 3/3/14	11,997,799
10,000,000	0.1421%, 8/19/14	9,990,971
	Federal Home Loan Bank System:
4,100,000	0.0913%, 4/4/14	4,099,044
15,000,000	0.1167%, 5/23/14	14,993,149
6,900,000	0.1218%, 5/28/14	6,896,595
6,500,000	0.1201%, 6/6/14	6,496,642
10,000,000	0.1269%, 6/11/14	9,994,367
10,000,000	0.1269%, 6/20/14	9,994,050
10,000,000	0.1269%, 6/27/14	9,993,804
15,000,000	0.1352%, 8/19/14	14,987,118
	Freddie Mac:
8,600,000	0.1051%, 1/23/14	8,599,473
10,000,000	0.1402%, 2/3/14	9,998,755
5,900,000	0.1201%, 2/11/14	5,899,213
8,800,000	0.1201%, 2/19/14	8,798,592
6,100,000	0.1101%, 2/24/14	6,099,012
10,000,000	0.1151%, 3/12/14	9,997,795
10,000,000	0.1352%, 4/21/14	9,995,911
11,000,000	0.1015%, 5/14/14	10,995,910
3,500,000	0.1167%, 5/27/14	3,498,356
15,000,000	0.1167%, 7/1/14	14,991,255
15,000,000	0.1218%, 7/11/14	14,990,367
6,000,000	0.1269%, 9/3/14	5,994,846

Total U.S. Government Agency Notes (amortized cost $209,303,024)		209,303,024

Variable Rate Demand Agency Notes – 11.7%
4,840,000	Auburn Industrial Development Board 0.1600%, 7/1/26	4,840,000
4,000,000	Breckenridge Terrace LLC 0.2100%, 5/1/39	4,000,000
14,980,000	Breckenridge Terrace LLC 0.2100%, 5/1/39	14,980,000

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

62 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Principal Amount		Value

$7,985,000	Brevard County Health Facilities Authority 0.0500%, 9/1/25	$7,985,000
800,000	California Infrastructure & Economic Development Bank 0.1200%, 7/1/33	800,000
990,000	Capital Markets Access Co. LC 0.1600%, 7/1/25	990,000
9,100,000	County of Eagle CO 0.2600%, 6/1/27	9,100,000
8,000,000	County of Eagle CO 0.2600%, 5/1/39	8,000,000
8,235,000	County of Franklin OH – Series A 0.0600%, 11/1/22	8,235,000
6,795,000	County of Franklin OH – Series B 0.0600%, 11/1/34	6,795,000
3,630,000	FJM Properties of Willmar LLC 0.1900%, 10/1/24 (144A)	3,630,000
7,000,000	Florissant Industrial Development Authority 0.0500%, 9/1/28	7,000,000
3,710,000	J-Jay Properties LLC 0.1700%, 7/1/35	3,710,000
5,435,000	Kaneville Road Joint Venture, Inc. 0.1600%, 11/1/32	5,435,000
530,000	Kentucky Economic Development Finance Authority 1.0000%, 11/1/15	530,000
770,000	Lone Tree Building Authority 0.2700%, 12/1/17	770,000
9,000,000	Louisiana Public Facilities Authority 0.0300%, 7/1/47	9,000,000
5,395,000	Lush Properties LLC 0.1600%, 11/1/33	5,395,000
10,000,000	Massachusetts Health & Educational Facilities Authority – Series N2 0.0300%, 10/1/42	10,000,000
4,325,000	Mesivta Yeshiva Rabbi Chaim Berlin 0.1670%, 11/1/35	4,325,000
5,000,000	Phenix City Downtown Redevelopment Authority 0.1600%, 2/1/33	5,000,000
160,000	Phoenix Realty Special Account 0.2600%, 4/1/20	160,000
10,865,000	RBS Insurance Trust 0.1600%, 11/1/31	10,865,000
3,650,000	Riley Family Eagle Lake L.P. & Riley Family Lexington Heights L.P. 0.1700%, 9/1/33	3,650,000
5,700,000	Tenderfoot Seasonal Housing LLC 0.2600%, 7/1/35	5,700,000
2,600,000	Tift County Development Authority 0.2200%, 2/1/18	2,600,000
4,095,000	Triple Crown Investments LLC 0.1600%, 8/1/25	4,095,000
1,510,000	Volunteers of America of Alabama, Inc. 0.2200%, 9/1/23	1,510,000

Total Variable Rate Demand Agency Notes (amortized cost $149,100,000)		149,100,000

Total Investments (total amortized cost $1,269,356,051) – 100.1%		1,269,356,051

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(1,521,559)

Net Assets – 100%		$1,267,834,492

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 63

Notes to Schedules of Investments and Other Information (unaudited)

Barclays 1-3 Year U.S. Government/Credit Index	Composed of all bonds of investment grade with a maturity between one and three years.

Barclays Global Aggregate Bond Index	Provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, and the Asian-Pacific Aggregate Indexes. It also includes a wide range of standard and customized subindices by liquidity constraint, sector, quality and maturity.

Barclays Global Aggregate Corporate Bond Index	The corporate component of the Barclays Global Aggregate Bond Index.

Barclays U.S. 1-5 year TIPS Index	The Barclays U.S. Government Inflation-Linked Bond Index also known as the Barclays U.S. TIPS Index measures the performance of the U.S. Treasury Inflation-Protected Securities (“TIPS”) market. The index includes TIPS with one to 5 years remaining maturity with total outstanding issue size of $500M or more.

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Barclays U.S. Corporate High-Yield Bond Index	Composed of fixed-rate, publicly issued, non-investment grade debt.

Consumer Price Index (CPI) + 2%	The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services plus 200 basis points

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2013 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Fixed Income
Janus Flexible Bond Fund	$950,194,946	16.5%
Janus Global Bond Fund	40,691,748	16.4%
Janus High-Yield Fund	929,729,416	36.3%
Janus Real Return Fund	2,242,248	13.1%
Janus Short-Term Bond Fund	493,087,191	16.6%
Money Market
Janus Money Market Fund	3,630,000	0.3%

(a)	All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

*	Non-income producing security.

64 | DECEMBER 31, 2013

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Fund	Aggregate Value

Fixed Income
Janus Flexible Bond Fund	$50,046,900
Janus Global Bond Fund	109,516,042
Janus High-Yield Fund	27,291,465
Janus Real Return Fund	300,070
Janus Short-Term Bond Fund	40,009,360

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

ß	Security is illiquid.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Janus Flexible Bond Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$16,759,114	$16,801,995	0.3%

Janus Global Bond Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$715,755	$717,587	0.3%

Janus High-Yield Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	3/22/11 – 11/15/13	$42,768,538	$39,192,060	1.5%

Janus Real Return Fund
ADS Tactical, Inc., 11.0000%, 4/1/18	11/19/13	$166,808	$172,050	1.0%

The Funds have registration rights for certain restricted securities held as of December 31, 2013. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2013. Except for the value at period end, all other information in the table is for the period ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Janus Flexible Bond Fund
Janus Cash Liquidity Fund LLC	1,864,740,416	$1,864,740,416	(1,809,065,567)	$(1,809,065,567)	$–	$24,692	$95,748,255

Janus Global Bond Fund
Janus Cash Liquidity Fund LLC	128,864,740	$128,864,740	(139,310,210)	$(139,310,210)	$–	$1,632	$3,285,530

Janus High-Yield Fund
Janus Cash Liquidity Fund LLC	748,980,002	$748,980,002	(710,102,000)	$(710,102,000)	$–	$44,350	$143,260,851

Janus Real Return Fund
Janus Cash Liquidity Fund LLC	6,425,817	$6,425,817	(8,024,000)	$(8,024,000)	$–	$673	$679,708

Janus Short-Term Bond Fund
Janus Cash Liquidity Fund LLC	822,299,600	$822,299,600	(847,311,000)	$(847,311,000)	$–	$20,232	$13,998,600

Janus Fixed Income & Money Market Funds | 65

Notes to Schedules of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Flexible Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$279,572,836	$–

Bank Loans and Mezzanine Loans	–	63,031,652	–

Corporate Bonds	–	3,125,217,449	–

Mortgage-Backed Securities	–	1,218,961,621	–

Preferred Stock	–	101,010,945	–

U.S. Treasury Notes/Bonds	–	901,698,255	–

Money Market	–	95,748,255	–

Total Investments in Securities	$–	$5,785,241,013	$–

Investments in Securities:
Janus Global Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$23,962,041	$–

Bank Loans and Mezzanine Loans	–	3,901,054	–

Corporate Bonds	–	123,452,421	–

Foreign Government Bonds	–	68,202,253	–

Mortgage-Backed Securities	–	18,443,283	–

Preferred Stock	–	4,056,588	–

U.S. Treasury Note/Bond	–	444,815	–

Money Market	–	3,285,530	–

Total Investments in Securities	$–	$245,747,985	$–

Other Financial Instruments(a) - Assets
Forward Currency Contracts	$–	$314,464	$–

Other Financial Instruments(a) - Liabilities
Forward Currency Contracts	$–	$242,675	$–

Investments in Securities:
Janus High-Yield Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$44,411,199	$–

Bank Loans and Mezzanine Loans	–	160,054,291	–

Common Stock	41,165,670	–	–

Corporate Bonds	–	2,153,862,860	–

Preferred Stock	–	13,222,300	–

Money Market	–	143,260,851	–

Total Investments in Securities	$41,165,670	$2,514,811,501	$–

66 | DECEMBER 31, 2013

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Janus Real Return Fund
Common Stock	$590,813	$–	$–

Corporate Bonds	–	12,115,218	–

Preferred Stock	–	178,448	–

U.S. Treasury Notes/Bonds	–	3,327,328	–

Money Market	–	679,708	–

Total Investments in Securities	$590,813	$16,300,702	$–

Investments in Securities:
Janus Short-Term Bond Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$104,429,602	$–

Bank Loans and Mezzanine Loans	–	30,905,297	–

Corporate Bonds	–	2,053,883,658	–

U.S. Treasury Notes/Bonds	–	750,115,217	–

Short-Term Taxable Variable Rate Demand Note	–	900,000	–

Money Market	–	13,998,600	–

Total Investments in Securities	$–	$2,954,232,374	$–

Investments in Securities:
Janus Government Money Market Fund
Repurchase Agreements	$–	$34,200,000	$–

U.S. Government Agency Notes	–	56,291,703	–

Variable Rate Demand Agency Notes	–	82,585,000	–

Total Investments in Securities	$–	$173,076,703	$–

Investments in Securities:
Janus Money Market Fund
Certificates of Deposit	$–	$290,400,350	$–

Commercial Paper	–	152,952,677	–

Repurchase Agreements	–	467,600,000	–

U.S. Government Agency Notes	–	209,303,024	–

Variable Rate Demand Agency Notes	–	149,100,000	–

Total Investments in Securities	$–	$1,269,356,051	$–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Janus Fixed Income & Money Market Funds | 67

Statements of Assets and Liabilities - Fixed Income Funds

As of December 31, 2013 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Real Return Fund	Janus Short-Term Bond Fund

Assets:
Investments at cost	$5,739,131	$241,849	$2,484,277	$16,709	$2,930,477
Unaffiliated investments at value	$5,689,493	$242,462	$2,412,716	$16,212	$2,940,233
Affiliated investments at value	95,748	3,286	143,261	680	13,999
Cash	310	–	1,531	2	276
Cash denominated in foreign currency(1)	–	482	–	–	–
Receivables:
Closed foreign currency contracts	–	5	–	–	–
Fund shares sold	15,683	14	3,914	48	4,089
Dividends	552	24	197	2	3
Foreign dividend tax reclaim	–	–	–	–	–
Due from adviser	–	–	–	21	–
Interest	43,560	2,971	41,876	176	19,531
Non-interested Trustees’ deferred compensation	114	5	50	–	59
Other assets	76	32	38	–	38
Forward currency contracts	–	314	–	–	–
Total Assets	5,845,536	249,595	2,603,583	17,141	2,978,228
Liabilities:
Payables:
Due to custodian	–	299	–	–	–
Investments purchased	50,816	1,086	24,353	–	–
Fund shares repurchased	19,166	97	15,326	13	7,721
Dividends	5,394	1	4,077	1	569
Advisory fees	2,054	130	1,256	8	1,189
Fund administration fees	51	2	23	–	26
Internal servicing cost	29	1	5	–	4
Administrative services fees	328	2	339	1	485
Distribution fees and shareholder servicing fees	449	1	143	3	103
Administrative, networking and omnibus fees	539	1	92	1	86
Non-interested Trustees’ fees and expenses	59	1	24	1	28
Non-interested Trustees’ deferred compensation fees	114	5	50	–	59
Accrued expenses and other payables	247	16	179	51	241
Forward currency contracts	–	243	–	–	–
Total Liabilities	79,246	1,885	45,867	79	10,511
Net Assets	$5,766,290	$247,710	$2,557,716	$17,062	$2,967,717

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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69

Statements of Assets and Liabilities - Fixed Income Funds  (continued)

As of December 31, 2013 (unaudited)
(all numbers in thousands except net asset value per share)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Real Return Fund	Janus Short-Term Bond Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$5,806,920	$253,658	$2,473,260	$17,376	$2,944,193
Undistributed net investment income/(loss)*	(19,238)	(1,309)	40	–	(158)
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	(67,520)	(8,639)	12,708	(497)	(83)
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	46,128	4,000	71,708	183	23,765
Total Net Assets	$5,766,290	$247,710	$2,557,716	$17,062	$2,967,717
Net Assets - Class A Shares	$614,095	$2,016	$327,810	$2,264	$165,699
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	59,213	201	35,705	230	54,059
Net Asset Value Per Share(2)	$10.37	$10.02	$9.18	$9.82	$3.07
Maximum Offering Price Per Share(3)	$10.89	$10.52	$9.64	$10.31	$3.15
Net Assets - Class C Shares	$322,105	$540	$76,184	$2,031	$74,916
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,056	54	8,295	208	24,462
Net Asset Value Per Share(2)	$10.37	$10.03	$9.18	$9.78	$3.06
Net Assets - Class D Shares	$664,297	$7,563	$368,204	$5,610	$201,315
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,055	755	40,099	570	65,585
Net Asset Value Per Share	$10.37	$10.02	$9.18	$9.84	$3.07
Net Assets - Class I Shares	$2,838,248	$826	$401,016	$2,246	$362,394
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	273,690	83	43,656	230	118,229
Net Asset Value Per Share	$10.37	$10.01	$9.19	$9.77	$3.07
Net Assets - Class N Shares	$167,577	$231,135	$8,064	N/A	$51,391
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,162	23,097	878	N/A	16,750
Net Asset Value Per Share	$10.37	$10.01	$9.18	N/A	$3.07
Net Assets - Class R Shares	$20,747	N/A	$1,805	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,000	N/A	197	N/A	N/A
Net Asset Value Per Share	$10.37	N/A	$9.18	N/A	N/A
Net Assets - Class S Shares	$70,077	$384	$6,867	$2,044	$4,278
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,756	38	746	208	1,397
Net Asset Value Per Share	$10.37	$10.03	$9.20	$9.84	$3.06
Net Assets - Class T Shares	$1,069,144	$5,246	$1,367,766	$2,867	$2,107,724
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,114	523	148,932	292	686,655
Net Asset Value Per Share	$10.37	$10.02	$9.18	$9.80	$3.07

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of $485,445 for Janus Global Bond Fund.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/95.25 of net asset value for Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, and Janus Real Return Fund, and 100/97.50 of net asset value for Janus Short-Term Bond Fund.

See Notes to Financial Statements.

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71

Statements of Operations - Fixed Income Funds

For the period ended December 31, 2013 (unaudited)
(all numbers in thousands)	Janus Flexible Bond Fund	Janus Global Bond Fund	Janus High-Yield Fund	Janus Real Return Fund	Janus Short-Term Bond Fund

Investment Income:
Interest	$92,429	$3,972	$88,559	$241	$31,367
Dividends	1,556	57	382	7	–
Dividends from affiliates	25	2	44	1	20
Fee income	25	–	525	–	12
Other Income	–	–	137	14	100
Total Investment Income	94,035	4,031	89,647	263	31,499
Expenses:
Advisory fees	12,283	767	7,058	45	8,296
Internal servicing expense - Class A Shares	35	–	15	–	9
Internal servicing expense - Class C Shares	51	–	9	–	9
Internal servicing expense - Class I Shares	82	6	7	–	9
Shareholder reports expense	343	2	102	25	56
Transfer agent fees and expenses	169	4	74	1	51
Registration fees	184	34	161	27	158
Custodian fees	21	12	10	4	9
Professional fees	60	25	53	36	38
Non-interested Trustees’ fees and expenses	87	4	35	–	41
Fund administration fees	303	13	125	1	151
Administrative services fees - Class D Shares	424	5	220	3	124
Administrative services fees - Class R Shares	34	N/A	2	N/A	N/A
Administrative services fees - Class S Shares	91	1	9	3	6
Administrative services fees - Class T Shares	1,390	8	1,685	3	2,712
Distribution fees and shareholder servicing fees - Class A Shares	844	4	426	3	202
Distribution fees and shareholder servicing fees - Class C Shares	1,892	6	392	10	392
Distribution fees and shareholder servicing fees - Class R Shares	69	N/A	5	N/A	N/A
Distribution fees and shareholder servicing fees - Class S Shares	91	1	9	3	6
Administrative, networking and omnibus fees - Class A Shares	319	1	241	–	4
Administrative, networking and omnibus fees - Class C Shares	239	1	39	–	32
Administrative, networking and omnibus fees - Class I Shares	2,659	–	196	–	115
Recoupment expense	–	51	–	–	–
Other expenses	146	18	222	5	72
Total Expenses	21,816	963	11,095	169	12,492
Expense and Fee Offset	(1)	–	–	–	–
Less: Excess Expense Reimbursement	(836)	(2)	–	(82)	(947)
Net Expenses after Waivers and Expense Offsets	20,979	961	11,095	87	11,545
Net Investment Income	73,056	3,070	78,552	176	19,954
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	(24,463)	(2,265)	19,731	(23)	(105)
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	39,432	7,616	50,342	328	22,786
Net Gain on Investments	14,969	5,351	70,073	305	22,681
Net Increase in Net Assets Resulting from Operations	$88,025	$8,421	$148,625	$481	$42,635

See Notes to Financial Statements.

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73

Statements of Changes in Net Assets - Fixed Income Funds

	Janus Flexible		Janus Global		Janus				Janus Short-Term
For the period ended December 31 (unaudited) and the year ended June 30	Bond Fund		Bond Fund		High-Yield Fund		Janus Real Return Fund		Bond Fund
(all numbers in thousands)	2013	2013	2013	2013	2013	2013	2013	2013(1)	2013	2013

Operations:
Net investment income	$73,056	$126,979	$3,070	$2,232	$78,552	$151,850	$176	$139	$19,954	$45,626
Net realized gain/(loss) from investment and foreign currency transactions	(24,463)	114,855	(2,265)	(7,271)	19,731	87,166	(23)	154	(105)	19,320
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	39,432	(170,235)	7,616	(4,006)	50,342	(50,488)	328	662	22,786	(30,660)
Net Increase/(Decrease) in Net Assets Resulting from Operations	88,025	71,599	8,421	(9,045)	148,625	188,528	481	955	42,635	34,286
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(9,922)	(21,719)	(46)	(54)	(10,431)	(18,233)	(24)	(20)	(1,067)	(2,876)
Class C Shares	(4,104)	(9,246)	(12)	(16)	(2,117)	(4,511)	(15)	(6)	(212)	(576)
Class D Shares	(11,094)	(24,080)	(127)	(131)	(11,670)	(22,771)	(60)	(39)	(1,465)	(3,355)
Class I Shares	(46,936)	(64,518)	(2,173)	(814)	(11,752)	(18,236)	(28)	(36)	(2,693)	(5,331)
Class N Shares	(2,032)	(6,493)	(1,631)	N/A	(237)	(568)	N/A	N/A	(369)	(655)
Class R Shares	(348)	(690)	N/A	N/A	(57)	(83)	N/A	N/A	N/A	N/A
Class S Shares	(1,017)	(2,018)	(9)	(10)	(209)	(411)	(20)	(16)	(26)	(66)
Class T Shares	(16,937)	(37,752)	(94)	(44)	(42,357)	(87,051)	(29)	(28)	(14,272)	(32,748)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(6,945)	(16,132)	–	(108)	(7,917)	(426)	–	–	(434)	(1,192)
Class C Shares	(3,644)	(9,469)	–	(49)	(1,843)	(126)	–	–	(196)	(558)
Class D Shares	(7,502)	(16,438)	–	(293)	(8,845)	(534)	–	–	(526)	(1,498)
Class I Shares	(32,008)	(41,813)	–	(346)	(9,708)	(410)	–	–	(948)	(2,276)
Class N Shares	(1,900)	(5,266)	–	N/A	(193)	(17)	N/A	N/A	(134)	(290)
Class R Shares	(239)	(612)	N/A	N/A	(43)	(2)	N/A	N/A	N/A	N/A
Class S Shares	(788)	(1,538)	–	(22)	(164)	(10)	–	–	(11)	(36)
Class T Shares	(12,098)	(26,922)	–	(78)	(32,911)	(2,091)	–	–	(5,509)	(15,842)
Return of Capital
Class A Shares	N/A	N/A	N/A	(87)	N/A	N/A	N/A	(12)	N/A	N/A
Class C Shares	N/A	N/A	N/A	(26)	N/A	N/A	N/A	(3)	N/A	N/A
Class D Shares	N/A	N/A	N/A	(209)	N/A	N/A	N/A	(22)	N/A	N/A
Class I Shares	N/A	N/A	N/A	(1,299)	N/A	N/A	N/A	(20)	N/A	N/A
Class S Shares	N/A	N/A	N/A	(15)	N/A	N/A	N/A	(9)	N/A	N/A
Class T Shares	N/A	N/A	N/A	(70)	N/A	N/A	N/A	(16)	N/A	N/A
Net Decrease from Dividends and Distributions to Shareholders	(157,514)	(284,706)	(4,092)	(3,671)	(140,454)	(155,480)	(176)	(227)	(27,862)	(67,299)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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75

Statements of Changes in Net Assets - Fixed Income Funds  (continued)

	Janus Flexible		Janus Global		Janus				Janus Short-Term
For the period ended December 31 (unaudited) and the year ended June 30	Bond Fund		Bond Fund		High-Yield Fund		Janus Real Return Fund		Bond Fund
(all numbers in thousands)	2013	2013	2013	2013	2013	2013	2013	2013(1)	2013	2013

Capital Share Transactions:
Shares Sold
Class A Shares	102,964	325,805	93	1,880	75,845	147,203	152	59	48,812	89,588
Class C Shares	19,590	154,241	98	324	5,112	18,370	25	37	12,738	28,566
Class D Shares	21,075	125,852	772	5,809	31,931	87,790	1,929	2,001	23,615	53,023
Class I Shares	997,775	2,020,700	5,100	236,075	208,801	215,586	43	137	151,757	244,920
Class N Shares	121,035	63,380	235,510	N/A	1,804	8,989	N/A	N/A	16,328	18,989
Class R Shares	6,080	17,378	N/A	N/A	870	1,008	N/A	N/A	N/A	N/A
Class S Shares	10,163	32,577	–	–	554	1,733	–	5	740	3,957
Class T Shares	174,377	444,129	364	7,780	160,072	430,791	906	296	396,783	1,124,277
Reinvested Dividends and Distributions
Class A Shares	16,088	35,258	46	246	17,487	17,962	24	32	1,346	3,667
Class C Shares	5,888	13,850	11	90	3,473	3,905	15	9	323	865
Class D Shares	17,485	38,141	120	614	17,813	19,895	58	60	1,942	4,740
Class I Shares	71,530	87,663	1,653	2,459	18,855	16,133	28	56	2,618	4,722
Class N Shares	3,932	11,484	1,631	N/A	430	566	N/A	N/A	503	941
Class R Shares	474	1,128	N/A	N/A	67	58	N/A	N/A	N/A	N/A
Class S Shares	1,801	3,542	9	47	373	420	20	25	36	101
Class T Shares	28,756	64,071	91	191	74,078	87,855	29	44	19,581	47,910
Shares Repurchased
Class A Shares	(217,465)	(311,972)	(2,842)	(2,287)	(88,798)	(112,424)	(6)	(4,927)	(38,397)	(362,528)
Class C Shares	(132,142)	(145,032)	(1,255)	(528)	(12,512)	(22,244)	(25)	(4,588)	(16,842)	(26,128)
Class D Shares	(116,846)	(189,101)	(3,352)	(6,039)	(43,971)	(80,110)	(905)	(5,383)	(33,849)	(54,413)
Class I Shares	(1,114,477)	(789,285)	(246,382)	(8,137)	(62,273)	(239,341)	(62)	(4,762)	(109,167)	(205,881)
Class N Shares	(21,056)	(260,681)	(3,651)	N/A	(918)	(7,314)	N/A	N/A	(3,244)	(16,271)
Class R Shares	(15,706)	(13,544)	N/A	N/A	(810)	(490)	N/A	N/A	N/A	N/A
Class S Shares	(16,262)	(32,442)	(549)	–	(996)	(1,560)	–	(4,583)	(1,674)	(3,981)
Class T Shares	(286,709)	(585,650)	(2,270)	(2,903)	(182,257)	(498,467)	(144)	(4,974)	(528,682)	(959,865)
Net Increase/(Decrease) from Capital Share Transactions	(321,650)	1,111,492	(14,803)	235,621	225,030	96,314	2,087	(26,456)	(54,733)	(2,801)
Net Increase/(Decrease) in Net Assets	(391,139)	898,385	(10,474)	222,905	233,201	129,362	2,392	(25,728)	(39,960)	(35,814)
Net Assets:
Beginning of period	6,157,429	5,259,044	258,184	35,279	2,324,515	2,195,153	14,670	40,398	3,007,677	3,043,491
End of period	$5,766,290	$6,157,429	$247,710	$258,184	$2,557,716	$2,324,515	$17,062	$14,670	$2,967,717	$3,007,677

Undistributed Net Investment Income/(Loss)*	$(19,238)	$96	$(1,309)	$(288)	$40	$320	$–	$–	$(158)	$(9)

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	The Fund included the accounts of both Janus Real Return Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

See Notes to Financial Statements.

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77

Financial Highlights - Fixed Income Funds

Class A Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	Janus Flexible Bond Fund
ended June 30 and the period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income	0.12	0.30	0.35	0.37	0.28	0.14
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.14)	0.46	0.19	0.35	0.44
Total from Investment Operations	0.15	0.16	0.81	0.56	0.63	0.58
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.30)	(0.35)	(0.38)	(0.28)	(0.14)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.28)	(0.51)	(0.50)	(0.72)	(0.34)	(0.14)
Net Asset Value, End of Period	$10.37	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	1.39%	1.45%	7.97%	5.41%	6.16%	5.87%
Net Assets, End of Period (in thousands)	$614,095	$719,932	$697,880	$400,706	$324,085	$231,112
Average Net Assets for the Period (in thousands)	$666,450	$786,291	$539,788	$371,462	$265,798	$218,408
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.75%	0.77%	0.76%	0.76%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.75%	0.77%	0.76%	0.76%	0.80%
Ratio of Net Investment Income to Average Net Assets***	2.31%	2.09%	3.06%	3.51%	4.04%	4.28%
Portfolio Turnover Rate	61%	118%	126%	147%	86%	215%

Class A Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each	Janus Global Bond Fund
year or period ended June 30	2013	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$9.85	$10.48	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.03	0.27	0.23	0.19
Net gain/(loss) on investments (both realized and unrealized)	0.29	(0.35)	0.27	0.31
Total from Investment Operations	0.32	(0.08)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	N/A	(0.18)	N/A	N/A
Total Distributions and Other	(0.15)	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$10.02	$9.85	$10.48	$10.35
Total Return**	3.25%	(1.04)%	4.89%	4.99%
Net Assets, End of Period (in thousands)	$2,016	$4,649	$5,113	$1,190
Average Net Assets for the Period (in thousands)	$3,289	$5,017	$3,309	$958
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.04%	1.28%	1.46%	3.50%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.03%	1.01%	1.02%	0.79%
Ratio of Net Investment Income to Average Net Assets***	1.96%	2.32%	2.48%	3.03%
Portfolio Turnover Rate	97%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

78 | DECEMBER 31, 2013

Class A Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	Janus High-Yield Fund
ended June 30 and the period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.14	$9.00	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.29	0.57	0.62	0.65	0.47	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.27	0.15	(0.13)	0.68	0.16	0.68
Total from Investment Operations	0.56	0.72	0.49	1.33	0.63	0.95
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.57)	(0.62)	(0.65)	(0.47)	(0.27)
Distributions (from capital gains)*	(0.23)	(0.01)	–(3)	–	–	–
Total Distributions	(0.52)	(0.58)	(0.62)	(0.65)	(0.47)	(0.27)
Net Asset Value, End of Period	$9.18	$9.14	$9.00	$9.13	$8.45	$8.29
Total Return**	6.15%	8.12%	5.71%	16.09%(4)	7.66%	12.63%
Net Assets, End of Period (in thousands)	$327,810	$321,554	$265,944	$171,976	$109,096	$84,972
Average Net Assets for the Period (in thousands)	$336,176	$298,736	$212,564	$143,277	$98,784	$75,369
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.02%	0.97%	0.99%	0.92%	0.92%	0.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	0.97%	0.99%	0.92%	0.92%	0.96%
Ratio of Net Investment Income to Average Net Assets***	6.14%	6.10%	6.91%	7.23%	8.30%	10.07%
Portfolio Turnover Rate	36%	93%	61%	92%	61%	97%

Class A Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and	Janus Real Return Fund
each year or period ended June 30	2013	2013(5)	2012(5)	2011(5)(6)

Net Asset Value, Beginning of Period	$9.64	$9.55	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.11	0.17	0.01	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.18	0.07	(0.32)	(0.09)
Total from Investment Operations	0.29	0.24	(0.31)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.11)	(0.09)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	N/A	(0.06)	N/A	N/A
Total Distributions and Other	(0.11)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$9.82	$9.64	$9.55	$9.95
Total Return**	3.01%	2.48%	(3.09)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,264	$2,054	$6,759	$6,660
Average Net Assets for the Period (in thousands)	$2,112	$3,351	$6,973	$6,635
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.95%	2.71%	2.25%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.15%	1.26%	1.27%
Ratio of Net Investment Income to Average Net Assets***	2.24%	0.60%	1.24%	3.21%
Portfolio Turnover Rate	35%	112%	45%	6%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Impact on performance due to reimbursement from advisor was 0.51%.
(5)	The Fund included the accounts of both Janus Real Return Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(6)	Period from May 13, 2011 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 79

Financial Highlights - Fixed Income Funds  (continued)

Class A Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	Janus Short-Term Bond Fund
ended June 30 and the period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.05	$3.08	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.02	0.05	0.06	0.07	0.05	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.01)	0.01	0.01	0.03	0.05
Total from Investment Operations	0.05	0.04	0.07	0.08	0.08	0.09
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.05)	(0.06)	(0.07)	(0.05)	(0.04)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–(3)	–
Total Distributions	(0.03)	(0.07)	(0.07)	(0.09)	(0.05)	(0.04)
Net Asset Value, End of Period	$3.07	$3.05	$3.08	$3.08	$3.09	$3.06
Total Return**	1.59%	1.24%	2.18%	2.65%	2.65%	3.05%
Net Assets, End of Period (in thousands)	$165,699	$153,132	$423,210	$374,981	$121,254	$43,636
Average Net Assets for the Period (in thousands)	$159,730	$192,733	$387,633	$164,464	$82,728	$18,271
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.86%	1.07%	1.40%	0.88%	0.84%	0.88%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.81%	0.80%	0.80%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.39%	1.49%	1.95%	2.12%	2.39%	2.78%
Portfolio Turnover Rate	35%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

80 | DECEMBER 31, 2013

Class C Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	Janus Flexible Bond Fund
ended June 30 and the period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income/(loss)	0.08	0.21	0.27	0.29	0.23	0.12
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.14)	0.46	0.19	0.35	0.44
Total from Investment Operations	0.11	0.07	0.73	0.48	0.58	0.56
Less Distributions:
Dividends (from net investment income)*	(0.12)	(0.21)	(0.27)	(0.30)	(0.23)	(0.12)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.24)	(0.42)	(0.42)	(0.64)	(0.29)	(0.12)
Net Asset Value, End of Period	$10.37	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	1.00%	0.65%	7.14%	4.62%	5.63%	5.61%
Net Assets, End of Period (in thousands)	$322,105	$432,713	$425,830	$268,575	$236,850	$161,218
Average Net Assets for the Period (in thousands)	$373,625	$470,325	$336,150	$264,522	$195,825	$137,244
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.61%	1.55%	1.55%	1.51%	1.51%	1.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.57%	1.55%	1.55%	1.51%	1.51%	1.57%
Ratio of Net Investment Income to Average Net Assets***	1.52%	1.30%	2.29%	2.75%	3.29%	3.51%
Portfolio Turnover Rate	61%	118%	126%	147%	86%	215%

Class C Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each	Janus Global Bond Fund
year or period ended June 30	2013	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$9.86	$10.49	$10.36	$10.00
Income from Investment Operations:
Net investment income/(loss)	(0.01)	0.19	0.18	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.29	(0.35)	0.24	0.31
Total from Investment Operations	0.28	(0.16)	0.42	0.47
Less Distributions and Other:
Dividends (from net investment income)*	(0.11)	(0.08)	(0.21)	(0.11)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	N/A	(0.14)	N/A	N/A
Total Distributions and Other	(0.11)	(0.47)	(0.29)	(0.11)
Net Asset Value, End of Period	$10.03	$9.86	$10.49	$10.36
Total Return**	2.84%	(1.78)%	4.10%	4.70%
Net Assets, End of Period (in thousands)	$540	$1,654	$1,884	$1,293
Average Net Assets for the Period (in thousands)	$1,173	$2,016	$1,634	$908
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.81%	2.05%	2.21%	4.22%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.79%	1.76%	1.76%	1.36%(4)
Ratio of Net Investment Income to Average Net Assets***	1.17%	1.58%	1.77%	2.45%
Portfolio Turnover Rate	97%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.77% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 81

Financial Highlights - Fixed Income Funds  (continued)

Class C Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus High-Yield Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.14	$9.00	$9.13	$8.45	$8.29	$7.61
Income from Investment Operations:
Net investment income/(loss)	0.25	0.50	0.55	0.59	0.43	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.27	0.15	(0.12)	0.68	0.16	0.68
Total from Investment Operations	0.52	0.65	0.43	1.27	0.59	0.95
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.50)	(0.56)	(0.59)	(0.43)	(0.27)
Distributions (from capital gains)*	(0.23)	(0.01)	–(3)	–	–	–
Total Distributions	(0.48)	(0.51)	(0.56)	(0.59)	(0.43)	(0.27)
Net Asset Value, End of Period	$9.18	$9.14	$9.00	$9.13	$8.45	$8.29
Total Return**	5.76%	7.31%	4.93%	15.30%(4)	7.14%	12.36%
Net Assets, End of Period (in thousands)	$76,184	$79,726	$78,392	$78,456	$68,485	$61,744
Average Net Assets for the Period (in thousands)	$77,339	$84,174	$73,801	$76,507	$67,693	$51,080
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.75%	1.72%	1.72%	1.61%	1.65%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%	1.72%	1.72%	1.61%	1.65%	1.71%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	5.41%	5.36%	6.19%	6.57%	7.59%	9.27%
Portfolio Turnover Rate	36%	93%	61%	92%	61%	97%

Class C Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and	Janus Real Return Fund
each year or period ended June 30	2013	2013(5)	2012(5)	2011(5)(6)

Net Asset Value, Beginning of Period	$9.59	$9.48	$9.94	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.07	(0.10)	(0.05)	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.19	0.26	(0.33)	(0.09)
Total from Investment Operations	0.26	0.16	(0.38)	(0.06)
Less Distributions and Other:
Dividends (from net investment income)*	(0.07)	(0.03)	(0.03)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	N/A	(0.02)	N/A	N/A
Total Distributions and Other	(0.07)	(0.05)	(0.08)	–
Net Asset Value, End of Period	$9.78	$9.59	$9.48	$9.94
Total Return**	2.74%	1.64%	(3.80)%	(0.60)%
Net Assets, End of Period (in thousands)	$2,031	$1,978	$6,400	$6,627
Average Net Assets for the Period (in thousands)	$1,995	$3,182	$6,492	$6,616
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.71%	3.52%	2.95%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.77%	1.90%	2.01%	2.02%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.48%	(0.16)%	0.51%	2.46%
Portfolio Turnover Rate	35%	112%	45%	6%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Impact on performance due to reimbursement from advisor was 0.51%.
(5)	The Fund included the accounts of both Janus Real Return Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(6)	Period from May 13, 2011 (inception date) through June 30, 2011.

See Notes to Financial Statements.

82 | DECEMBER 31, 2013

Class C Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus Short-Term Bond Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.05	$3.08	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.01	0.02	0.04	0.04	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.02	(0.01)	0.01	0.02	0.02	0.05
Total from Investment Operations	0.03	0.01	0.05	0.06	0.05	0.10
Less Distributions:
Dividends (from net investment income)*	(0.01)	(0.02)	(0.04)	(0.04)	(0.03)	(0.05)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–(3)	–
Total Distributions	(0.02)	(0.04)	(0.05)	(0.06)	(0.03)	(0.05)
Net Asset Value, End of Period	$3.06	$3.05	$3.08	$3.08	$3.08	$3.06
Total Return**	0.87%	0.46%	1.44%	2.24%	1.82%	3.31%
Net Assets, End of Period (in thousands)	$74,916	$78,276	$75,789	$70,507	$63,030	$23,567
Average Net Assets for the Period (in thousands)	$77,416	$78,430	$74,993	$69,983	$42,824	$8,848
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.70%	1.69%	1.66%	1.64%	1.59%	1.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.57%	1.55%	1.53%	1.53%	1.55%	1.56%
Ratio of Net Investment Income to Average Net Assets***	0.58%	0.74%	1.23%	1.40%	1.64%	2.01%
Portfolio Turnover Rate	35%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 83

Financial Highlights - Fixed Income Funds  (continued)

Class D Shares

For a share outstanding during the period ended December 31, 2013	Janus Flexible Bond Fund
(unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.54	$10.70	$10.43
Income from Investment Operations:
Net investment income	0.13	0.32	0.37	0.39	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.14)	0.46	0.18	0.27
Total from Investment Operations	0.16	0.18	0.83	0.57	0.43
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.32)	(0.37)	(0.39)	(0.16)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	–
Total Distributions	(0.29)	(0.53)	(0.52)	(0.73)	(0.16)
Net Asset Value, End of Period	$10.37	$10.50	$10.85	$10.54	$10.70
Total Return**	1.49%	1.61%	8.17%	5.59%	4.13%
Net Assets, End of Period (in thousands)	$664,297	$750,690	$802,674	$686,500	$665,736
Average Net Assets for the Period (in thousands)	$697,838	$825,062	$747,701	$691,039	$632,441
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.60%	0.60%	0.59%	0.59%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.60%	0.60%	0.59%	0.59%	0.60%
Ratio of Net Investment Income to Average Net Assets***	2.51%	2.25%	3.28%	3.68%	4.09%
Portfolio Turnover Rate	61%	118%	126%	147%	86%

Class D Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and	Janus Global Bond Fund
each year or period ended June 30	2013	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$9.85	$10.47	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.09	0.28	0.26	0.18
Net gain/(loss) on investments (both realized and unrealized)	0.23	(0.34)	0.24	0.32
Total from Investment Operations	0.32	(0.06)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.12)	(0.30)	(0.15)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	N/A	(0.19)	N/A	N/A
Total Distributions and Other	(0.15)	(0.56)	(0.38)	(0.15)
Net Asset Value, End of Period	$10.02	$9.85	$10.47	$10.35
Total Return**	3.29%	(0.84)%	4.90%	5.06%
Net Assets, End of Period (in thousands)	$7,563	$9,875	$10,240	$4,876
Average Net Assets for the Period (in thousands)	$8,393	$11,610	$10,566	$2,296
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.96%	1.16%	1.31%	2.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.96%	0.90%	0.91%	0.72%
Ratio of Net Investment Income to Average Net Assets***	2.17%	2.43%	2.64%	3.08%
Portfolio Turnover Rate	97%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

84 | DECEMBER 31, 2013

Class D Shares

For a share outstanding during the period ended December 31, 2013	Janus High-Yield Fund
(unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$9.14	$9.00	$9.13	$8.45	$8.27
Income from Investment Operations:
Net investment income	0.30	0.59	0.64	0.67	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.27	0.15	(0.13)	0.68	0.18
Total from Investment Operations	0.57	0.74	0.51	1.35	0.44
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.59)	(0.64)	(0.67)	(0.26)
Distributions (from capital gains)*	(0.23)	(0.01)	–(2)	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(0.53)	(0.60)	(0.64)	(0.67)	(0.26)
Net Asset Value, End of Period	$9.18	$9.14	$9.00	$9.13	$8.45
Total Return**	6.28%	8.33%	5.94%	16.28%(4)	5.31%
Net Assets, End of Period (in thousands)	$368,204	$360,924	$328,700	$317,038	$247,945
Average Net Assets for the Period (in thousands)	$361,099	$361,587	$310,872	$292,765	$245,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.77%	0.76%	0.76%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.78%	0.77%	0.76%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	6.39%	6.30%	7.15%	7.41%	8.27%
Portfolio Turnover Rate	36%	93%	61%	92%	61%

Class D Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and	Janus Real Return Fund
each year or period ended June 30	2013	2013(5)	2012(5)	2011(5)(6)

Net Asset Value, Beginning of Period	$9.65	$9.56	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.11	0.18	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.19	0.07	(0.33)	(0.09)
Total from Investment Operations	0.30	0.25	(0.30)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.11)	(0.10)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	N/A	(0.06)	N/A	N/A
Total Distributions and Other	(0.11)	(0.16)	(0.09)	–
Net Asset Value, End of Period	$9.84	$9.65	$9.56	$9.95
Total Return**	3.17%	2.59%	(3.02)%	(0.50)%
Net Assets, End of Period (in thousands)	$5,610	$4,431	$7,632	$6,954
Average Net Assets for the Period (in thousands)	$5,076	$4,876	$7,558	$6,832
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.12%	2.98%	2.25%	5.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	1.00%	1.14%	1.25%
Ratio of Net Investment Income to Average Net Assets***	2.36%	0.97%	1.40%	3.24%
Portfolio Turnover Rate	35%	112%	45%	6%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Less than $0.01 on a per share basis.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.51%.
(5)	The Fund included the accounts of both Janus Real Return Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(6)	Period from May 13, 2011 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 85

Financial Highlights - Fixed Income Funds  (continued)

Class D Shares

For a share outstanding during the period ended December 31, 2013	Janus Short-Term Bond Fund
(unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$3.05	$3.09	$3.09	$3.09	$3.08
Income from Investment Operations:
Net investment income	0.02	0.05	0.06	0.07	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.02)	0.01	0.02	0.01
Total from Investment Operations	0.05	0.03	0.07	0.09	0.04
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.05)	(0.06)	(0.07)	(0.03)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–
Total Distributions	(0.03)	(0.07)	(0.07)	(0.09)	(0.03)
Net Asset Value, End of Period	$3.07	$3.05	$3.09	$3.09	$3.09
Total Return**	1.65%	1.01%	2.30%	3.12%	1.21%
Net Assets, End of Period (in thousands)	$201,315	$208,522	$207,395	$210,532	$227,147
Average Net Assets for the Period (in thousands)	$203,836	$210,423	$207,647	$221,970	$221,604
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.77%	0.74%	0.72%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.69%	0.67%	0.67%
Ratio of Net Investment Income to Average Net Assets***	1.47%	1.60%	2.07%	2.25%	2.42%
Portfolio Turnover Rate	35%	100%	93%	100%	33%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

86 | DECEMBER 31, 2013

Class I Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or
period ended June 30 and the period ended	Janus Flexible Bond Fund
October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.54	$10.70	$10.41	$9.97
Income from Investment Operations:
Net investment income/(loss)	0.13	0.32	0.38	0.40	0.30	0.15
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.14)	0.46	0.18	0.35	0.44
Total from Investment Operations	0.16	0.18	0.84	0.58	0.65	0.59
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.32)	(0.38)	(0.40)	(0.30)	(0.15)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.29)	(0.53)	(0.53)	(0.74)	(0.36)	(0.15)
Net Asset Value, End of Period	$10.37	$10.50	$10.85	$10.54	$10.70	$10.41
Total Return**	1.50%	1.66%	8.21%	5.62%	6.32%	5.96%
Net Assets, End of Period (in thousands)	$2,838,248	$2,918,160	$1,691,809	$1,230,115	$767,784	$453,037
Average Net Assets for the Period (in thousands)	$2,928,692	$2,181,783	$1,567,379	$1,067,665	$609,814	$202,602
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.63%	0.56%	0.55%	0.58%	0.59%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.58%	0.55%	0.55%	0.56%	0.55%	0.48%
Ratio of Net Investment Income to Average Net Assets***	2.54%	2.28%	3.29%	3.72%	4.24%	4.55%
Portfolio Turnover Rate	61%	118%	126%	147%	86%	215%

Class I Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and	Janus Global Bond Fund
each year or period ended June 30	2013	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$9.84	$10.47	$10.34	$10.00
Income from Investment Operations:
Net investment income/(loss)	(9.18)	0.31	0.29	0.19
Net gain/(loss) on investments (both realized and unrealized)	9.51	(0.37)	0.24	0.31
Total from Investment Operations	0.33	(0.06)	0.53	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.12)	(0.32)	(0.16)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	N/A	(0.20)	N/A	N/A
Total Distributions and Other	(0.16)	(0.57)	(0.40)	(0.16)
Net Asset Value, End of Period	$10.01	$9.84	$10.47	$10.34
Total Return**	3.38%	(0.79)%	5.15%	5.02%
Net Assets, End of Period (in thousands)	$826	$234,166	$14,810	$10,464
Average Net Assets for the Period (in thousands)	$152,180	$74,492	$12,500	$7,863
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.75%	1.13%	3.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.75%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.12%	2.27%	2.77%	3.06%
Portfolio Turnover Rate	97%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 87

Financial Highlights - Fixed Income Funds  (continued)

Class I Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period ended
June 30 and the period ended	Janus High-Yield Fund
October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.15	$9.01	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	0.30	0.60	0.64	0.67	0.48	0.28
Net gain/(loss) on investments (both realized and unrealized)	0.27	0.15	(0.11)	0.68	0.17	0.67
Total from Investment Operations	0.57	0.75	0.53	1.35	0.65	0.95
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.60)	(0.65)	(0.67)	(0.48)	(0.28)
Distributions (from capital gains)*	(0.23)	(0.01)	–(3)	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	–
Total Distributions and Other	(0.53)	(0.61)	(0.65)	(0.67)	(0.48)	(0.28)
Net Asset Value, End of Period	$9.19	$9.15	$9.01	$9.13	$8.45	$8.28
Total Return**	6.30%	8.43%	6.13%	16.35%(5)	7.98%	12.60%
Net Assets, End of Period (in thousands)	$401,016	$236,426	$241,339	$174,961	$73,042	$22,052
Average Net Assets for the Period (in thousands)	$358,717	$285,515	$226,809	$178,564	$43,060	$14,845
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.73%	0.68%	0.68%	0.70%	0.64%	0.66%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.73%	0.68%	0.68%	0.70%	0.64%	0.66%
Ratio of Net Investment Income to Average Net Assets***	6.47%	6.38%	7.23%	7.43%	8.50%	10.33%
Portfolio Turnover Rate	36%	93%	61%	92%	61%	97%

Class I Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and	Janus Real Return Fund
each year or period ended June 30	2013	2013(6)	2012(6)	2011(6)(7)

Net Asset Value, Beginning of Period	$9.59	$9.57	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.12	0.27	0.04	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.18	–(3)	(0.33)	(0.10)
Total from Investment Operations	0.30	0.27	(0.29)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.16)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	N/A	(0.09)	N/A	N/A
Total Distributions and Other	(0.12)	(0.25)	(0.09)	–
Net Asset Value, End of Period	$9.77	$9.59	$9.57	$9.95
Total Return**	3.15%	2.77%	(2.86)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,246	$2,195	$6,650	$6,797
Average Net Assets for the Period (in thousands)	$2,219	$3,457	$6,738	$6,658
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.69%	2.47%	1.93%	5.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.90%	1.01%	1.02%
Ratio of Net Investment Income to Average Net Assets***	2.48%	0.89%	1.50%	3.47%
Portfolio Turnover Rate	35%	112%	45%	6%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Impact on performance due to reimbursement from advisor was 0.51%.
(6)	The Fund included the accounts of both Janus Real Return Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(7)	Period from May 13, 2011 (inception date) through June 30, 2011.

See Notes to Financial Statements.

88 | DECEMBER 31, 2013

Class I Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	Janus Short-Term Bond Fund
ended June 30 and the period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.05	$3.08	$3.08	$3.09	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.02	0.05	0.07	0.07	0.06	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.01)	0.01	0.01	0.02	0.05
Total from Investment Operations	0.05	0.04	0.08	0.08	0.08	0.08
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.05)	(0.07)	(0.07)	(0.05)	(0.03)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–(3)	–
Total Distributions	(0.03)	(0.07)	(0.08)	(0.09)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.07	$3.05	$3.08	$3.08	$3.09	$3.06
Total Return**	1.71%	1.48%	2.43%	2.91%	2.82%	2.75%
Net Assets, End of Period (in thousands)	$362,394	$315,482	$275,345	$543,799	$171,201	$69,785
Average Net Assets for the Period (in thousands)	$343,569	$307,611	$387,327	$350,062	$115,010	$8,399
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.66%	0.64%	0.63%	0.59%	0.79%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.56%	0.55%	0.55%	0.56%	0.55%	0.57%
Ratio of Net Investment Income to Average Net Assets***	1.58%	1.73%	2.22%	2.39%	2.64%	2.85%
Portfolio Turnover Rate	35%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 89

Financial Highlights - Fixed Income Funds  (continued)

Class N Shares

				Janus Global
For a share outstanding during the period ended December 31, 2013	Janus Flexible Bond Fund			Bond Fund
(unaudited) and each year or period ended June 30	2013	2013	2012(1)	2013(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.82	$10.12
Income from Investment Operations:
Net investment income	0.11	0.39	0.05	0.05
Net gain/(loss) on investments (both realized and unrealized)	0.06	(0.19)	0.01	(0.09)
Total from Investment Operations	0.17	0.20	0.06	(0.04)
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.34)	(0.03)	(0.07)
Distributions (from capital gains)*	(0.12)	(0.21)	–	–
Total Distributions	(0.30)	(0.55)	(0.03)	(0.07)
Net Asset Value, End of Period	$10.37	$10.50	$10.85	$10.01
Total Return**	1.57%	1.77%	0.57%	(0.39)%
Net Assets, End of Period (in thousands)	$167,577	$64,760	$253,638	$231,135
Average Net Assets for the Period (in thousands)	$120,044	$210,599	$196,727	$230,192
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.45%	0.44%	0.46%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.45%	0.44%	0.46%	0.69%
Ratio of Net Investment Income to Average Net Assets***	2.75%	2.45%	2.78%	3.02%
Portfolio Turnover Rate	61%	118%	126%	97%

Class N Shares

For a share outstanding during the period ended December 31,	Janus High-Yield Fund			Janus Short-Term Bond Fund
2013 (unaudited) and each year or period ended June 30	2013	2013	2012(1)	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$9.14	$9.01	$8.92	$3.05	$3.08	$3.08
Income from Investment Operations:
Net investment income	0.31	0.60	0.06	0.02	0.05	–(3)
Net gain/(loss) on investments (both realized and unrealized)	0.27	0.14	0.08	0.03	(0.01)	–(3)
Total from Investment Operations	0.58	0.74	0.14	0.05	0.04	–
Less Distributions:
Dividends (from net investment income)*	(0.31)	(0.60)	(0.05)	(0.02)	(0.05)	–(3)
Distributions (from capital gains)*	(0.23)	(0.01)	–	(0.01)	(0.02)	–
Total Distributions	(0.54)	(0.61)	(0.05)	(0.03)	(0.07)	–
Net Asset Value, End of Period	$9.18	$9.14	$9.01	$3.07	$3.05	$3.08
Total Return**	6.36%	8.38%	1.63%	1.72%	1.48%	0.17%
Net Assets, End of Period (in thousands)	$8,064	$6,738	$4,392	$51,391	$37,619	$34,342
Average Net Assets for the Period (in thousands)	$7,172	$8,788	$3,390	$46,083	$37,659	$26,909
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.62%	0.61%	0.61%	0.59%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.61%	0.61%	0.53%	0.55%	0.56%
Ratio of Net Investment Income to Average Net Assets***	6.54%	6.47%	6.86%	1.58%	1.74%	1.80%
Portfolio Turnover Rate	36%	93%	61%	35%	100%	93%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Period from October 28, 2013 (inception date) through December 31, 2013.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

90 | DECEMBER 31, 2013

Class R Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus Flexible Bond Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.54	$10.70	$10.42	$9.97
Income from Investment Operations:
Net investment income	0.09	0.26	0.31	0.33	0.25	0.13
Net gain/(loss) on investments (both realized and unrealized)	0.04	(0.14)	0.46	0.18	0.34	0.45
Total from Investment Operations	0.13	0.12	0.77	0.51	0.59	0.58
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.26)	(0.31)	(0.33)	(0.25)	(0.13)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.26)	(0.47)	(0.46)	(0.67)	(0.31)	(0.13)
Net Asset Value, End of Period	$10.37	$10.50	$10.85	$10.54	$10.70	$10.42
Total Return**	1.18%	1.02%	7.54%	4.94%	5.76%	5.81%
Net Assets, End of Period (in thousands)	$20,747	$30,080	$26,212	$9,585	$5,582	$3,120
Average Net Assets for the Period (in thousands)	$27,259	$29,460	$13,660	$7,906	$4,675	$2,700
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.21%	1.17%	1.18%	1.20%	1.20%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.21%	1.17%	1.18%	1.20%	1.20%	1.24%
Ratio of Net Investment Income to Average Net Assets***	1.87%	1.67%	2.63%	3.06%	3.59%	3.83%
Portfolio Turnover Rate	61%	118%	126%	147%	86%	215%

Class R Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus High-Yield Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.14	$9.00	$9.13	$8.45	$8.28	$7.61
Income from Investment Operations:
Net investment income	0.27	0.53	0.59	0.61	0.45	0.26
Net gain/(loss) on investments (both realized and unrealized)	0.27	0.15	(0.13)	0.68	0.17	0.67
Total from Investment Operations	0.54	0.68	0.46	1.29	0.62	0.93
Less Distributions and Other:
Dividends (from net investment income)*	(0.27)	(0.53)	(0.59)	(0.61)	(0.45)	(0.26)
Distributions (from capital gains)*	(0.23)	(0.01)	–(3)	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–	–
Total Distributions and Other	(0.50)	(0.54)	(0.59)	(0.61)	(0.45)	(0.26)
Net Asset Value, End of Period	$9.18	$9.14	$9.00	$9.13	$8.45	$8.28
Total Return**	5.96%	7.68%	5.38%	15.62%(5)	7.46%	12.33%
Net Assets, End of Period (in thousands)	$1,805	$1,666	$1,082	$1,100	$876	$959
Average Net Assets for the Period (in thousands)	$1,948	$1,459	$1,081	$997	$1,095	$885
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.39%	1.37%	1.29%	1.33%	1.37%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.39%	1.37%	1.29%	1.33%	1.37%	1.41%
Ratio of Net Investment Income to Average Net Assets***	5.81%	5.67%	6.64%	6.85%	7.88%	9.83%
Portfolio Turnover Rate	36%	93%	61%	92%	61%	97%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Impact on performance due to reimbursement from advisor was 0.50%.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 91

Financial Highlights - Fixed Income Funds  (continued)

Class S Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus Flexible Bond Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$10.50	$10.85	$10.55	$10.71	$10.42	$9.97
Income from Investment Operations:
Net investment income	0.11	0.28	0.34	0.35	0.27	0.14
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.14)	0.45	0.19	0.35	0.45
Total from Investment Operations	0.14	0.14	0.79	0.54	0.62	0.59
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.28)	(0.34)	(0.36)	(0.27)	(0.14)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–
Total Distributions	(0.27)	(0.49)	(0.49)	(0.70)	(0.33)	(0.14)
Net Asset Value, End of Period	$10.37	$10.50	$10.85	$10.55	$10.71	$10.42
Total Return**	1.31%	1.26%	7.69%	5.21%	6.04%	5.89%
Net Assets, End of Period (in thousands)	$70,077	$75,202	$74,154	$57,799	$61,541	$70,553
Average Net Assets for the Period (in thousands)	$71,825	$78,304	$66,641	$60,614	$66,480	$67,591
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.95%	0.95%	0.95%	0.95%	0.95%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.95%	0.94%	0.94%	0.95%	0.95%	0.99%
Ratio of Net Investment Income to Average Net Assets***	2.17%	1.91%	2.92%	3.31%	3.87%	4.10%
Portfolio Turnover Rate	61%	118%	126%	147%	86%	215%

Class S Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each	Janus Global Bond Fund
year or period ended June 30	2013	2013	2012	2011(3)

Net Asset Value, Beginning of Period	$9.87	$10.49	$10.36	$10.00
Income from Investment Operations:
Net investment income	0.08	0.26	0.25	0.20
Net gain/(loss) on investments (both realized and unrealized)	0.22	(0.35)	0.23	0.29
Total from Investment Operations	0.30	(0.09)	0.48	0.49
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.11)	(0.27)	(0.13)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	N/A	(0.17)	N/A	N/A
Total Distributions and Other	(0.14)	(0.53)	(0.35)	(0.13)
Net Asset Value, End of Period	$10.03	$9.87	$10.49	$10.36
Total Return**	3.02%	(1.06)%	4.69%	4.96%
Net Assets, End of Period (in thousands)	$384	$905	$915	$875
Average Net Assets for the Period (in thousands)	$738	$943	$895	$851
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.27%	1.49%	1.62%	3.84%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%	1.13%	1.20%	0.86%(4)
Ratio of Net Investment Income to Average Net Assets***	1.76%	2.20%	2.33%	2.97%
Portfolio Turnover Rate	97%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from December 28, 2010 (inception date) through June 30, 2011.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.27% without the waiver of these fees and expenses.

See Notes to Financial Statements.

92 | DECEMBER 31, 2013

Class S Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Janus High-Yield Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$9.16	$9.02	$9.15	$8.47	$8.29	$7.61
Income from Investment Operations:
Net investment income	0.28	0.56	0.61	0.63	0.46	0.27
Net gain/(loss) on investments (both realized and unrealized)	0.27	0.15	(0.13)	0.68	0.17	0.67
Total from Investment Operations	0.55	0.71	0.48	1.31	0.63	0.94
Less Distributions and Other:
Dividends (from net investment income)*	(0.28)	(0.56)	(0.61)	(0.63)	(0.45)	(0.27)
Distributions (from capital gains)*	(0.23)	(0.01)	–(3)	–	–	–
Redemption fees	N/A	N/A	–(4)	–(4)	–(4)	0.01
Total Distributions and Other	(0.51)	(0.57)	(0.61)	(0.63)	(0.45)	(0.26)
Net Asset Value, End of Period	$9.20	$9.16	$9.02	$9.15	$8.47	$8.29
Total Return**	6.09%	7.95%	5.57%	15.83%(5)	7.77%	12.55%
Net Assets, End of Period (in thousands)	$6,867	$6,901	$6,213	$7,015	$6,354	$5,841
Average Net Assets for the Period (in thousands)	$6,853	$6,893	$5,959	$7,079	$6,774	$5,037
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.13%	1.12%	1.11%	1.13%	1.12%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.13%	1.12%	1.11%	1.13%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets***	6.04%	5.96%	6.80%	7.05%	8.12%	9.82%
Portfolio Turnover Rate	36%	93%	61%	92%	61%	97%

Class S Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and	Janus Real Return Fund
each year or period ended June 30	2013	2013(6)	2012(6)	2011(6)(7)

Net Asset Value, Beginning of Period	$9.65	$9.53	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.10	0.13	–(3)	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.19	0.11	(0.33)	(0.09)
Total from Investment Operations	0.29	0.24	(0.33)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.10)	(0.08)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	N/A	(0.04)	N/A	N/A
Total Distributions and Other	(0.10)	(0.12)	(0.09)	–
Net Asset Value, End of Period	$9.84	$9.65	$9.53	$9.95
Total Return**	2.98%	2.51%	(3.33)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,044	$1,984	$6,412	$6,632
Average Net Assets for the Period (in thousands)	$2,015	$3,207	$6,502	$6,618
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.18%	2.70%	2.43%	5.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.27%	1.19%	1.45%	1.52%
Ratio of Net Investment Income to Average Net Assets***	1.98%	0.56%	1.07%	2.96%
Portfolio Turnover Rate	35%	112%	45%	6%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(5)	Impact on performance due to reimbursement from advisor was 0.50%.
(6)	The Fund included the accounts of both Janus Real Return Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(7)	Period from May 13, 2011 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 93

Financial Highlights - Fixed Income Funds  (continued)

Class S Shares

For a share outstanding during the period ended December 31, 2013
(unaudited), each year or period ended June 30 and the period ended	Janus Short-Term Bond Fund
October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$3.05	$3.08	$3.08	$3.08	$3.06	$3.01
Income from Investment Operations:
Net investment income	0.02	0.04	0.05	0.06	0.04	0.03
Net gain/(loss) on investments (both realized and unrealized)	0.02	(0.01)	0.01	0.02	0.03	0.05
Total from Investment Operations	0.04	0.03	0.06	0.08	0.07	0.08
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.04)	(0.05)	(0.06)	(0.05)	(0.03)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–(3)	–
Total Distributions	(0.03)	(0.06)	(0.06)	(0.08)	(0.05)	(0.03)
Net Asset Value, End of Period	$3.06	$3.05	$3.08	$3.08	$3.08	$3.06
Total Return**	1.13%	1.03%	1.98%	2.74%	2.16%	2.62%
Net Assets, End of Period (in thousands)	$4,278	$5,149	$5,127	$5,692	$5,145	$4,549
Average Net Assets for the Period (in thousands)	$4,780	$5,117	$5,547	$5,172	$4,928	$2,543
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.10%	1.09%	1.06%	1.08%	1.09%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.04%	0.99%	1.00%	1.03%	1.05%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.10%	1.29%	1.77%	1.90%	2.20%	2.59%
Portfolio Turnover Rate	35%	100%	93%	100%	33%	57%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

94 | DECEMBER 31, 2013

Class T Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or
period ended June 30 and each year ended	Janus Flexible Bond Fund
October 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$10.49	$10.85	$10.54	$10.70	$10.42	$9.09	$9.45
Income from Investment Operations:
Net investment income	0.13	0.31	0.36	0.38	0.29	0.43	0.42
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.15)	0.46	0.18	0.34	1.33	(0.36)
Total from Investment Operations	0.16	0.16	0.82	0.56	0.63	1.76	0.06
Less Distributions:
Dividends (from net investment income)*	(0.16)	(0.31)	(0.36)	(0.38)	(0.29)	(0.43)	(0.42)
Distributions (from capital gains)*	(0.12)	(0.21)	(0.15)	(0.34)	(0.06)	–	–
Total Distributions	(0.28)	(0.52)	(0.51)	(0.72)	(0.35)	(0.43)	(0.42)
Net Asset Value, End of Period	$10.37	$10.49	$10.85	$10.54	$10.70	$10.42	$9.09
Total Return**	1.54%	1.42%	8.06%	5.47%	6.13%	19.74%	0.50%
Net Assets, End of Period (in thousands)	$1,069,144	$1,165,892	$1,286,847	$794,629	$641,811	$1,086,604	$740,543
Average Net Assets for the Period (in thousands)	$1,096,797	$1,333,891	$1,033,338	$727,010	$831,851	$915,900	$855,399
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.70%	0.70%	0.70%	0.66%	0.73%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.70%	0.69%	0.69%	0.70%	0.66%	0.73%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.42%	2.16%	3.14%	3.56%	4.19%	4.34%	4.32%
Portfolio Turnover Rate	61%	118%	126%	147%	86%	215%	185%

Class T Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each	Janus Global Bond Fund
year or period ended June 30	2013	2013	2012	2011(2)

Net Asset Value, Beginning of Period	$9.86	$10.48	$10.35	$10.00
Income from Investment Operations:
Net investment income	0.10	0.27	0.31	0.16
Net gain/(loss) on investments (both realized and unrealized)	0.21	(0.34)	0.19	0.34
Total from Investment Operations	0.31	(0.07)	0.50	0.50
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.12)	(0.29)	(0.15)
Distributions (from capital gains)*	–	(0.25)	(0.08)	–
Return of capital	N/A	(0.18)	N/A	N/A
Total Distributions and Other	(0.15)	(0.55)	(0.37)	(0.15)
Net Asset Value, End of Period	$10.02	$9.86	$10.48	$10.35
Total Return**	3.16%	(0.91)%	4.90%	4.99%
Net Assets, End of Period (in thousands)	$5,246	$6,935	$2,317	$8,808
Average Net Assets for the Period (in thousands)	$6,389	$4,055	$4,904	$1,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.01%	1.19%	1.38%	2.33%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	0.98%	1.00%	0.68%(3)
Ratio of Net Investment Income to Average Net Assets***	2.11%	2.29%	2.44%	2.92%
Portfolio Turnover Rate	97%	182%	222%	173%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from December 28, 2010 (inception date) through June 30, 2011.
(3)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would be 1.01% without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 95

Financial Highlights - Fixed Income Funds  (continued)

Class T Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or
period ended June 30 and each year ended	Janus High-Yield Fund
October 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$9.14	$9.00	$9.13	$8.45	$8.28	$6.94	$9.53
Income from Investment Operations:
Net investment income	0.29	0.58	0.63	0.65	0.47	0.93	0.73
Net gain/(loss) on investments (both realized and unrealized)	0.28	0.15	(0.13)	0.69	0.17	1.34	(2.59)
Total from Investment Operations	0.57	0.73	0.50	1.34	0.64	2.27	(1.86)
Less Distributions and Other:
Dividends (from net investment income)*	(0.30)	(0.58)	(0.63)	(0.66)	(0.47)	(0.93)	(0.73)
Distributions (from capital gains)*	(0.23)	(0.01)	–(2)	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.53)	(0.59)	(0.63)	(0.66)	(0.47)	(0.93)	(0.73)
Net Asset Value, End of Period	$9.18	$9.14	$9.00	$9.13	$8.45	$8.28	$6.94
Total Return**	6.23%	8.23%	5.83%	16.14%(4)	7.83%	35.34%	(20.74)%
Net Assets, End of Period (in thousands)	$1,367,766	$1,310,580	$1,269,091	$1,060,678	$707,010	$881,347	$381,290
Average Net Assets for the Period (in thousands)	$1,329,413	$1,401,785	$1,107,108	$875,192	$819,927	$574,291	$510,868
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.87%	0.87%	0.86%	0.88%	0.86%	0.89%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.87%	0.86%	0.86%	0.88%	0.86%	0.89%	0.89%
Ratio of Net Investment Income to Average Net Assets***	6.30%	6.21%	7.05%	7.28%	8.42%	12.44%	8.26%
Portfolio Turnover Rate	36%	93%	61%	92%	61%	97%	109%

Class T Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and	Janus Real Return Fund
each year or period ended June 30	2013	2013(5)	2012(5)	2011(5)(6)

Net Asset Value, Beginning of Period	$9.61	$9.55	$9.95	$10.00
Income from Investment Operations:
Net investment income	0.11	0.22	0.02	0.04
Net gain/(loss) on investments (both realized and unrealized)	0.19	0.04	(0.33)	(0.09)
Total from Investment Operations	0.30	0.26	(0.31)	(0.05)
Less Distributions and Other:
Dividends (from net investment income)*	(0.11)	(0.13)	(0.04)	–
Distributions (from capital gains)*	–	–	(0.05)	–
Return of capital	N/A	(0.07)	N/A	N/A
Total Distributions and Other	(0.11)	(0.20)	(0.09)	–
Net Asset Value, End of Period	$9.80	$9.61	$9.55	$9.95
Total Return**	3.12%	2.76%	(3.09)%	(0.50)%
Net Assets, End of Period (in thousands)	$2,867	$2,028	$6,545	$6,641
Average Net Assets for the Period (in thousands)	$2,553	$3,323	$6,633	$6,623
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.98%	2.48%	2.17%	5.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	0.94%	1.20%	1.27%
Ratio of Net Investment Income to Average Net Assets***	2.26%	0.83%	1.31%	3.21%
Portfolio Turnover Rate	35%	112%	45%	6%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Less than $0.01 on a per share basis.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Impact on performance due to reimbursement from advisor was 0.51%.
(5)	The Fund included the accounts of both Janus Real Return Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.
(6)	Period from May 13, 2011 (inception date) through June 30, 2011.

See Notes to Financial Statements.

96 | DECEMBER 31, 2013

Class T Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or
period ended June 30 and each year ended	Janus Short-Term Bond Fund
October 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$3.05	$3.09	$3.09	$3.09	$3.06	$2.87	$2.88
Income from Investment Operations:
Net investment income	0.02	0.05	0.06	0.07	0.05	0.10	0.10
Net gain/(loss) on investments (both realized and unrealized)	0.03	(0.02)	0.01	0.02	0.03	0.19	(0.01)
Total from Investment Operations	0.05	0.03	0.07	0.09	0.08	0.29	0.09
Less Distributions:
Dividends (from net investment income)*	(0.02)	(0.05)	(0.06)	(0.07)	(0.05)	(0.10)	(0.10)
Distributions (from capital gains)*	(0.01)	(0.02)	(0.01)	(0.02)	–(2)	–	–
Total Distributions	(0.03)	(0.07)	(0.07)	(0.09)	(0.05)	(0.10)	(0.10)
Net Asset Value, End of Period	$3.07	$3.05	$3.09	$3.09	$3.09	$3.06	$2.87
Total Return**	1.59%	0.90%	2.18%	2.99%	2.68%	10.35%	3.24%
Net Assets, End of Period (in thousands)	$2,107,724	$2,209,497	$2,022,283	$1,953,155	$1,956,871	$1,212,465	$231,823
Average Net Assets for the Period (in thousands)	$2,140,054	$2,200,413	$1,915,783	$1,950,013	$1,637,559	$588,441	$193,360
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.85%	0.84%	0.84%	0.83%	0.87%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.80%	0.80%	0.80%	0.79%	0.72%	0.64%
Ratio of Net Investment Income to Average Net Assets***	1.29%	1.49%	1.95%	2.16%	2.44%	3.46%	3.51%
Portfolio Turnover Rate	35%	100%	93%	100%	33%	57%	127%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 97

Statements of Assets and Liabilities - Money Market Funds

As of December 31, 2013 (unaudited)	Janus Government	Janus Money
(all numbers in thousands except net asset value per share)	Money Market Fund	Market Fund

Assets:
Investments at cost(1)	$173,077	$1,269,356
Investments at value	$138,877	$801,756
Repurchase agreements at value	34,200	467,600
Cash	33	23
Receivables:
Fund shares sold	179	2,309
Interest	13	98
Non-interested Trustees’ deferred compensation	3	25
Total Assets	173,305	1,271,811
Liabilities:
Payables:
Fund shares repurchased	339	3,805
Dividends	–	1
Advisory fees	15	108
Administrative services fees	–	5
Non-interested Trustees’ fees and expenses	2	13
Non-interested Trustees’ deferred compensation fees	3	25
Accrued expenses and other payables	19	20
Total Liabilities	378	3,977
Net Assets	$172,927	$1,267,834
Net Assets Consist of:
Capital (par value and paid-in surplus)*	$172,941	$1,267,866
Undistributed net investment loss*	(15)	(38)
Undistributed net realized gain from investment and foreign currency transactions*	–	–
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1	6
Total Net Assets	$172,927	$1,267,834
Net Assets - Class D Shares	$166,528	$1,049,301
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	166,543	1,049,325
Net Asset Value Per Share	$1.00	$1.00
Net Assets - Class T Shares	$6,399	$218,533
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,400	218,541
Net Asset Value Per Share	$1.00	$1.00

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $34,200,000 and $467,600,000 for Janus Government Money Market Fund and Janus Money Market Fund, respectively.
See Notes to Financial Statements.

98 | DECEMBER 31, 2013

Statements of Operations - Money Market Funds

For the period ended December 31, 2013 (unaudited)	Janus Government	Janus
(all numbers in thousands)	Money Market Fund	Money Market Fund

Investment Income:
Interest	$120	$687
Total Investment Income	120	687
Expenses:
Advisory fees	176	1,245
Professional fees	23	29
Non-interested Trustees’ fees and expenses	2	16
Administrative services fees - Class D Shares	398	2,478
Administrative services fees - Class T Shares	16	509
Total Expenses	615	4,277
Less: Excess Expense Reimbursement	(497)	(3,608)
Net Expenses after Waivers and Expense Offsets	118	669
Net Investment Income	2	18
Net Realized and Unrealized Gain/(Loss) on Investments:
Change in unrealized net appreciation/(depreciation) of non-interested Trustees’ deferred compensation	–	4
Net Gain on Investments	–	4
Net Increase in Net Assets Resulting from Operations	$2	$22

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 99

Statements of Changes in Net Assets - Money Market Funds

	Janus Government		Janus Money
For the period ended December 31 (unaudited) and the year ended June 30	Money Market Fund		Market Fund
(all numbers in thousands)	2013	2013	2013	2013

Operations:
Net investment income	$2	$9	$18	$57
Net realized gain/(loss) from investment and foreign currency transactions	–	–	–	–
Change in unrealized net appreciation of non-interested Trustees’ deferred compensation	–	–	4	2
Net Increase in Net Assets Resulting from Operations	2	9	22	59
Dividends and Distributions to Shareholders:
Net Investment Income*
Class D Shares	(3)	(9)	(19)	(51)
Class T Shares	–	–	(4)	(9)
Net Decrease from Dividends and Distributions to Shareholders	(3)	(9)	(23)	(60)
Capital Share Transactions:
Shares Sold
Class D Shares	35,374	74,214	276,307	574,480
Class T Shares	1,466	4,552	76,572	109,753
Reinvested Dividends and Distributions
Class D Shares	2	8	14	40
Class T Shares	–	–	2	4
Shares Repurchased
Class D Shares	(44,028)	(81,354)	(304,388)	(586,410)
Class T Shares	(1,634)	(3,302)	(48,290)	(87,185)
Net Increase/(Decrease) from Capital Share Transactions	(8,820)	(5,882)	217	10,682
Net Increase/(Decrease) in Net Assets	(8,821)	(5,882)	216	10,681
Net Assets:
Beginning of period	181,748	187,630	1,267,618	1,256,937
End of period	$172,927	$181,748	$1,267,834	$1,267,618

Undistributed Net Investment Loss*	$(15)	$(15)	$(38)	$(33)

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

100 | DECEMBER 31, 2013

Financial Highlights - Money Market Funds

Class D Shares

For a share outstanding during the period ended December 31, 2013	Janus Government Money Market Fund
(unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–(2)	–(2)	–(2)	–(2)	–(2)
Net gain on investments (both realized and unrealized)	–(2)	–(2)	–(2)	–(2)	–(2)
Total from Investment Operations	–	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)
Distributions (from capital gains)*	–	–	–(2)	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.01%	0.00%	0.00%	0.01%
Net Assets, End of Period (in thousands)	$166,528	$175,179	$182,311	$189,249	$211,746
Average Net Assets for the Period (in thousands)	$171,810	$178,560	$190,180	$199,694	$209,798
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.69%	0.71%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.13%	0.18%	0.18%	0.23%	0.26%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	(0.03)%

Class D Shares

For a share outstanding during the period ended December 31,	Janus Money Market Fund
2013 (unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–(2)	–(2)	–(2)	–(2)	–(2)
Net gain on investments (both realized and unrealized)	–(2)	–(2)	–(2)	–(2)	–(2)
Total from Investment Operations	–	–	–	–	–
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)
Distributions (from capital gains)*	–	–	–(2)	–	–
Total Distributions	–	–	–	–	–
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.00%	0.01%	0.00%
Net Assets, End of Period (in thousands)	$1,049,301	$1,077,369	$1,089,252	$1,105,288	$1,236,987
Average Net Assets for the Period (in thousands)	$1,069,034	$1,070,220	$1,131,399	$1,148,654	$1,244,263
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.67%	0.67%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.10%	0.17%	0.14%	0.22%	0.24%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.01%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.
(2)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Fixed Income & Money Market Funds | 101

Financial Highlights - Money Market Funds  (continued)

Class T Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and each	Janus Government Money Market Fund
year ended October 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–(2)	–(2)	–(2)	–(2)	0.01(3)	–(2)	0.02
Net gain/(loss) on investments (both realized and unrealized)	–(2)	–(2)	–(2)	–(2)	(0.01)(3)	–(2)	–(2)
Total from Investment Operations	–	–	–	–	–	–	0.02
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	(0.02)
Distributions (from capital gains)*	–	–	–(2)	–	–	–	–
Total Distributions	–	–	–	–	–	–	(0.02)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.01%	0.00%	0.00%	0.02%	0.08%	2.46%
Net Assets, End of Period (in thousands)	$6,399	$6,569	$5,319	$5,731	$4,446	$228,531	$312,248
Average Net Assets for the Period (in thousands)	$6,501	$5,526	$5,267	$4,596	$100,419	$273,901	$225,293
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.70%	0.73%	0.71%	0.74%	0.72%	0.73%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.13%	0.18%	0.18%	0.22%	0.24%	0.55%	0.62%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.05%	0.10%	2.33%

Class T Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	Janus Money Market Fund
ended June 30 and each year ended October 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net investment income	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	0.03
Net gain/(loss) on investments (both realized and unrealized)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)
Total from Investment Operations	–	–	–	–	–	–	0.03
Less Distributions:
Dividends (from net investment income)*	–(2)	–(2)	–(2)	–(2)	–(2)	–(2)	(0.03)
Distributions (from capital gains)*	–	–	–(2)	–	–	–	–
Total Distributions	–	–	–	–	–	–	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return**	0.00%	0.00%	0.00%	0.01%	0.00%	0.18%	2.76%
Net Assets, End of Period (in thousands)	$218,533	$190,249	$167,685	$164,553	$166,308	$1,517,715	$1,983,438
Average Net Assets for the Period (in thousands)	$210,249	$178,310	$162,966	$163,660	$741,343	$1,785,483	$1,931,685
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.68%	0.69%	0.69%	0.69%	0.71%	0.73%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.10%	0.17%	0.14%	0.22%	0.25%	0.54%	0.61%
Ratio of Net Investment Income to Average Net Assets***	0.00%	0.00%	0.00%	0.00%	0.00%	0.20%	2.68%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Less than $0.01 on a per share basis.
(3)	Due to decreased shares outstanding during the period, amounts shown for a share outstanding do not correspond with the aggregate net investment income and net gain/(loss) on investments.

See Notes to Financial Statements.

102 | DECEMBER 31, 2013

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund, Janus Real Return Fund and Janus Short-Term Bond Fund (collectively, the “Fixed Income Funds”) and Janus Government Money Market Fund and Janus Money Market Fund (collectively, the “Money Market Funds”) are series funds. The Fixed Income Funds and the Money Market Funds (individually, a “Fund” and collectively, the “Funds”) are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended December 31, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Fixed Income Funds invest primarily in income-producing securities. The Money Market Funds invest primarily in short-term money market securities. Each Fixed Income Fund in this report is classified as diversified, as defined in the 1940 Act, with the exception of Janus Real Return Fund, which is classified as nondiversified.

Each Fixed Income Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each Money Market Fund offers Class D Shares and Class T Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted

Janus Fixed Income & Money Market Funds | 103

Notes to Financial Statements (unaudited) (continued)

to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Investments held by the Money Market Funds are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Fixed Income Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

104 | DECEMBER 31, 2013

Dividend Distributions
Dividends are declared daily and distributed monthly for the Funds. Realized capital gains, if any, are declared and distributed in December.

The Fixed Income Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

Janus Fixed Income & Money Market Funds | 105

Notes to Financial Statements (unaudited) (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold any Level 3 securities as of December 31, 2013.

There were no transfers in or out of Level 1, Level 2 and Level 3 during the period.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Fixed Income Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fixed Income Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Fixed Income Funds during the period ended December 31, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Fixed Income Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Fixed Income Funds invest in a derivative for speculative purposes, the Fixed Income Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fixed Income Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Fixed Income Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fixed Income Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Fixed Income Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fixed Income Fund may require the counterparty to post collateral if the Fixed Income Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

106 | DECEMBER 31, 2013

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fixed Income Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fixed Income Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fixed Income Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fixed Income Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fixed Income Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fixed Income Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fixed Income Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fixed Income Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

The following tables, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of December 31, 2013.

Fair Value of Derivative Instruments as of December 31, 2013

Derivatives not accounted	Asset Derivatives		Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value	Statements of Assets and Liabilities Location	Fair Value

Janus Global Bond Fund
Foreign Exchange Contracts	Forward currency contracts	$314,464	Forward currency contracts	$242,675

Janus Fixed Income & Money Market Funds | 107

Notes to Financial Statements (unaudited) (continued)

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended December 31, 2013.

The effect of Derivative Instruments on the Statements of Operations for the period ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions

Janus Global Bond Fund
Foreign Exchange Contracts	$(3,108,401)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
Investments, foreign
currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation

Janus Global Bond Fund
Foreign Exchange Contracts	$(94,881)

Please see the Fund’s Statements of Operations for the Fund’s “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Fund’s volumes throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Fixed Income Funds may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes,

108 | DECEMBER 31, 2013

wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing
Within the parameters of its specific investment policies, each Fixed Income Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging markets.” Investing in emerging markets may involve certain risks and considerations not typically associated with investing in the United States and imposes risks greater than, or in addition to, the risks associated with investing in securities of more developed foreign countries. Emerging markets securities are exposed to a number of additional risks, which may result from less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fixed Income Funds’ investments. In addition, the Fixed Income Funds’ investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fixed Income Funds’ investments. To the extent that a Fixed Income Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fixed Income Fund’s performance. Additionally, foreign and emerging market risks, including but not limited to price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent a Fixed Income Fund invests in Chinese local market securities (also known as “A Shares”).

Loans
The Fixed Income Funds may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of a Fixed Income Fund’s total assets. Below are descriptions of the types of loans held by the Fixed Income Funds as of December 31, 2013.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fixed Income Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These

Janus Fixed Income & Money Market Funds | 109

Notes to Financial Statements (unaudited) (continued)

investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fixed Income Funds may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fixed Income Funds generally expect to invest in fully funded term loans, certain of the loans in which the Fixed Income Funds may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fixed Income Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fixed Income Fund may pay fees such as facility fees. Such fees may affect the Fixed Income Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and

110 | DECEMBER 31, 2013

mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Funds recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets
Janus Global Bond Fund

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

JPMorgan Chase & Co.	$314,464	$(242,675)	$–	$71,789

Total	$314,464	$(242,675)	$–	$71,789

Offsetting of Financial Liabilities and Derivative Liabilities
Janus Global Bond Fund

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

JPMorgan Chase & Co.	$242,675	$(242,675)	$–	$–

Total	$242,675	$(242,675)	$–	$–

Offsetting of Financial Assets and Derivative Assets
Janus Government Money Market Fund

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse Securities (USA) LLC	$30,700,000	$–	$(30,700,000)	$–
RBC Capital Markets Corp.	3,500,000	–	(3,500,000)	–

Total	$34,200,000	$–	$(34,200,000)	$–

Janus Fixed Income & Money Market Funds | 111

Notes to Financial Statements (unaudited) (continued)

Janus Money Market Fund

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

Deutsche Bank Securities, Inc	$15,000,000	$–	$(15,000,000)	$–
Goldman Sachs & Co.	100,000,000	–	(100,000,000)	–
HSBC Securities (USA), Inc.	100,000,000	–	(100,000,000)	–
RBC Capital Markets Corp.	152,600,000	–	(152,600,000)	–
Wells Fargo & Co.	100,000,000	–	(100,000,000)	–

Total	$467,600,000	$–	$(467,600,000)	$–

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give a Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

A Fund does not require the counterparty to post collateral for forward currency contracts; however, a Fund will segregate cash or high-grade securities with its custodian in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral reduces the risk of loss.

Real Estate Investing
The Fixed Income Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include corporate bonds, preferred stocks, and other securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay

112 | DECEMBER 31, 2013

principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate (expressed as an annual rate).

		Contractual
		Investment
	Average	Advisory
	Daily Net Assets	Fee (%)
Fund	of the Fund	(annual rate)

Fixed Income
Janus Flexible Bond Fund	First $300 Million	0.50
	Over $300 Million	0.40
Janus Global Bond Fund	First $1 Billion	0.60
	Next $1 Billion	0.55
	Over $2 Billion	0.50
Janus High-Yield Fund	First $300 Million	0.65
	Over $300 Million	0.55
Janus Real Return Fund	First $1 Billion	0.55
	Next $4 Billion	0.53
	Over $5 Billion	0.50
Janus Short-Term Bond Fund	First $300 Million	0.64
	Over $300 Million	0.54
Money Market
Janus Government Money Market Fund	All Asset Levels	0.20
Janus Money Market Fund	All Asset Levels	0.20

Class D Shares and Class T Shares of each Money Market Fund compensate Janus Capital an administration fee at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets. Janus Capital may voluntarily waive and/or reimburse administration fees to the extent necessary to assist the Money Market Funds in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Money Market Funds will maintain a positive yield.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares of the Fixed Income Funds for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Fixed Income Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of

Janus Fixed Income & Money Market Funds | 113

Notes to Financial Statements (unaudited) (continued)

out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fixed Income Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fixed Income Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

		Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2013 to present)	1, 2013)

Janus Flexible Bond Fund	0.51	0.55
Janus Global Bond Fund	0.75	0.75
Janus High-Yield Fund	0.69	0.78
Janus Real Return Fund	0.76	0.76
Janus Short Term Bond Fund	0.49	0.55

For a period of three years subsequent to a Fund’s commencement of operations or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule that was effective at commencement of operations, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the period ended December 31, 2013, Janus Capital recovered $51,080 from Janus Global Bond Fund. This amount is disclosed as “Recoupment expense” on the Statement of Operations. The recoupment of such reimbursements to Janus Capital by Janus Global Bond Fund expired December 28, 2013. As of December 31, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital by Janus Real Return Fund is $1,070,806. The recoupment of such reimbursements to Janus Capital by Janus Real Return Fund expires May 13, 2014.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/

114 | DECEMBER 31, 2013

(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” for the Fixed Income Funds, and “Unrealized net appreciation/(depreciation) of investments for non-interested Trustees’ deferred compensation” for the Money Market Funds on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $127,496 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $254,837 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares of Janus Flexible Bond Fund, Janus Global Bond Fund, Janus High-Yield Fund and Janus Real Return Fund include a 4.75% upfront sales charge of the offering price. Class A Shares of Janus Short-Term Bond Fund include a 2.50% upfront sales charge of the offering price. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Fixed Income
Janus Flexible Bond Fund	$11,083
Janus High-Yield Fund	4,025
Janus Short-Term Bond Fund	4,230

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2013, redeeming shareholders of Class A Shares paid the following CDSCs to Janus Distributors:

Fund (Class A Shares)	CDSC

Fixed Income
Janus Flexible Bond Fund	$67
Janus High-Yield Fund	978
Janus Short-Term Bond Fund	6,924

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended December 31, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Fixed Income
Janus Flexible Bond Fund	$85,684
Janus High-Yield Fund	8,796
Janus Short-Term Bond Fund	14,496

The Fixed Income Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Fixed Income Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

Janus Fixed Income & Money Market Funds | 115

Notes to Financial Statements (unaudited) (continued)

During the period ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2013, as indicated in the following table.

	Seed					Seed
	Capital at		Date of		Date of	Capital at
Fund	6/30/13	Purchases	Purchases	Redemptions	Redemptions	12/31/13

Fixed Income
Janus Global Bond Fund - Class A Shares	$833,333	$–	–	$(833,333)	10/31/13	$–
Janus Global Bond Fund - Class C Shares	833,334	–	–	(833,334)	10/31/13	–
Janus Global Bond Fund - Class D Shares	833,333	–	–	(833,333)	10/31/13	–
Janus Global Bond Fund - Class I Shares	833,333	–	–	(833,333)	10/31/13	–
Janus Global Bond Fund - Class N Shares	–	10,000	10/25/13	–	–	10,000
Janus Global Bond Fund - Class S Shares	833,334	–	–	(544,010)	10/31/13	289,324
Janus Global Bond Fund - Class T Shares	833,333	–	–	(833,333)	10/31/13	–
Janus Real Return Fund - Class A Shares	1,977,836	–	–	–	–	1,977,836
Janus Real Return Fund - Class C Shares	1,930,644	–	–	–	–	1,930,644
Janus Real Return Fund - Class D Shares	1,986,476	–	–	–	–	1,986,476
Janus Real Return Fund - Class I Shares	1,991,558	–	–	–	–	1,991,558
Janus Real Return Fund - Class S Shares	1,963,713	–	–	–	–	1,963,713
Janus Real Return Fund - Class T Shares	1,978,147	–	–	–	–	1,978,147

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Fixed Income
Janus Flexible Bond Fund	$5,740,645,789	$97,698,405	$(53,103,181)	$44,595,224
Janus Global Bond Fund	242,163,301	5,937,157	(2,352,473)	3,584,684
Janus High-Yield Fund	2,484,671,944	91,564,502	(20,259,275)	71,305,227
Janus Real Return Fund	16,706,027	260,057	(74,569)	185,488
Janus Short-Term Bond Fund	2,930,401,407	28,325,893	(4,494,926)	23,830,967
Money Market
Janus Government Money Market Fund	173,076,703	–	–	–
Janus Money Market Fund	1,269,356,051	–	–	–

116 | DECEMBER 31, 2013

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2013

	No Expiration		Accumulated
Fund	Short-Term	Long-Term	Capital Losses

Fixed Income
Janus Real Return Fund	$(458,182)	$–	$(458,182)

6.	Capital Share Transactions

For the period ended December 31 (unaudited) and the year ended June 30	Janus Flexible		Janus Global
(all numbers in thousands)	Bond Fund		Bond Fund
Fixed Income	2013	2013	2013(1)	2013

Transactions in Fund Shares – Class A Shares:
Shares sold	9,808	29,877	9	179
Reinvested dividends and distributions	1,542	3,251	5	23
Shares repurchased	(20,721)	(28,864)	(285)	(218)
Net Increase/(Decrease) in Fund Shares	(9,371)	4,264	(271)	(16)
Shares Outstanding, Beginning of Period	68,584	64,320	472	488
Shares Outstanding, End of Period	59,213	68,584	201	472
Transactions in Fund Shares – Class C Shares:
Shares sold	1,867	14,138	10	30
Reinvested dividends and distributions	565	1,277	1	9
Shares repurchased	(12,596)	(13,440)	(125)	(51)
Net Increase/(Decrease) in Fund Shares	(10,164)	1,975	(114)	(12)
Shares Outstanding, Beginning of Period	41,220	39,245	168	180
Shares Outstanding, End of Period	31,056	41,220	54	168
Transactions in Fund Shares – Class D Shares:
Shares sold	2,007	11,530	77	547
Reinvested dividends and distributions	1,676	3,516	12	58
Shares repurchased	(11,143)	(17,510)	(337)	(580)
Net Increase/(Decrease) in Fund Shares	(7,460)	(2,464)	(248)	25
Shares Outstanding, Beginning of Period	71,515	73,979	1,003	978
Shares Outstanding, End of Period	64,055	71,515	755	1,003
Transactions in Fund Shares – Class I Shares:
Shares sold	95,052	187,123	512	22,938
Reinvested dividends and distributions	6,854	8,092	167	240
Shares repurchased	(106,228)	(73,140)	(24,395)	(794)
Net Increase/(Decrease) in Fund Shares	(4,322)	122,075	(23,716)	22,384
Shares Outstanding, Beginning of Period	278,012	155,937	23,799	1,415
Shares Outstanding, End of Period	273,690	278,012	83	23,799
Transactions in Fund Shares – Class N Shares:
Shares sold	11,623	5,881	23,299	N/A
Reinvested dividends and distributions	377	1,056	163	N/A
Shares repurchased	(2,008)	(24,143)	(365)	N/A
Net Increase/(Decrease) in Fund Shares	9,992	(17,206)	23,097	N/A
Shares Outstanding, Beginning of Period	6,170	23,376	N/A	N/A
Shares Outstanding, End of Period	16,162	6,170	23,097	N/A

Janus Fixed Income & Money Market Funds | 117

Notes to Financial Statements (unaudited) (continued)

For the period ended December 31 (unaudited) and the year ended June 30	Janus Flexible		Janus Global
(all numbers in thousands)	Bond Fund		Bond Fund
Fixed Income	2013	2013	2013(1)	2013

Transactions in Fund Shares – Class R Shares:
Shares sold	580	1,595	N/A	N/A
Reinvested dividends and distributions	45	104	N/A	N/A
Shares repurchased	(1,491)	(1,249)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(866)	450	N/A	N/A
Shares Outstanding, Beginning of Period	2,866	2,416	N/A	N/A
Shares Outstanding, End of Period	2,000	2,866	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	969	2,988	–	–
Reinvested dividends and distributions	173	327	1	5
Shares repurchased	(1,549)	(2,985)	(55)	–
Net Increase/(Decrease) in Fund Shares	(407)	330	(54)	5
Shares Outstanding, Beginning of Period	7,163	6,833	92	87
Shares Outstanding, End of Period	6,756	7,163	38	92
Transactions in Fund Shares – Class T Shares:
Shares sold	16,617	40,745	36	743
Reinvested dividends and distributions	2,756	5,907	9	18
Shares repurchased	(27,352)	(54,187)	(226)	(278)
Net Increase/(Decrease) in Fund Shares	(7,979)	(7,535)	(181)	483
Shares Outstanding, Beginning of Period	111,093	118,628	704	221
Shares Outstanding, End of Period	103,114	111,093	523	704

(1)	Period from October 28, 2013 (inception date) through December 31, 2013 for Class N Shares.

118 | DECEMBER 31, 2013

For the period ended December 31 (unaudited)	Janus		Janus		Janus
and the year ended June 30	High-Yield		Real Return		Short-Term
(all numbers in thousands)	Fund		Fund		Bond Fund
Fixed Income	2013	2013	2013	2013	2013	2013

Transactions in Fund Shares – Class A Shares:
Shares sold	8,181	15,841	16	6	15,915	29,022
Reinvested dividends and distributions	1,894	1,935	2	3	438	1,189
Shares repurchased	(9,546)	(12,143)	(1)	(504)	(12,518)	(117,361)
Net Increase/(Decrease) in Fund Shares	529	5,633	17	(495)	3,835	(87,150)
Shares Outstanding, Beginning of Period	35,176	29,543	213	708	50,224	137,374
Shares Outstanding, End of Period	35,705	35,176	230	213	54,059	50,224
Transactions in Fund Shares – Class C Shares:
Shares sold	550	1,981	3	4	4,163	9,264
Reinvested dividends and distributions	376	421	2	1	105	281
Shares repurchased	(1,349)	(2,389)	(3)	(474)	(5,500)	(8,471)
Net Increase/(Decrease) in Fund Shares	(423)	13	2	(469)	(1,232)	1,074
Shares Outstanding, Beginning of Period	8,718	8,705	206	675	25,694	24,620
Shares Outstanding, End of Period	8,295	8,718	208	206	24,462	25,694
Transactions in Fund Shares – Class D Shares:
Shares sold	3,437	9,428	197	204	7,693	17,147
Reinvested dividends and distributions	1,929	2,143	6	6	632	1,535
Shares repurchased	(4,746)	(8,603)	(92)	(549)	(11,031)	(17,608)
Net Increase/(Decrease) in Fund Shares	620	2,968	111	(339)	(2,706)	1,074
Shares Outstanding, Beginning of Period	39,479	36,511	459	798	68,291	67,217
Shares Outstanding, End of Period	40,099	39,479	570	459	65,585	68,291
Transactions in Fund Shares – Class I Shares:
Shares sold	22,477	23,178	4	14	49,497	79,357
Reinvested dividends and distributions	2,041	1,738	3	6	853	1,531
Shares repurchased	(6,714)	(25,863)	(6)	(486)	(35,591)	(66,792)
Net Increase/(Decrease) in Fund Shares	17,804	(947)	1	(466)	14,759	14,096
Shares Outstanding, Beginning of Period	25,852	26,799	229	695	103,470	89,374
Shares Outstanding, End of Period	43,656	25,852	230	229	118,229	103,470
Transactions in Fund Shares – Class N Shares:
Shares sold	193	970	N/A	N/A	5,319	6,161
Reinvested dividends and distributions	47	61	N/A	N/A	164	305
Shares repurchased	(99)	(781)	N/A	N/A	(1,057)	(5,279)
Net Increase/(Decrease) in Fund Shares	141	250	N/A	N/A	4,426	1,187
Shares Outstanding, Beginning of Period	737	487	N/A	N/A	12,324	11,137
Shares Outstanding, End of Period	878	737	N/A	N/A	16,750	12,324
Transactions in Fund Shares – Class R Shares:
Shares sold	94	108	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	7	6	N/A	N/A	N/A	N/A
Shares repurchased	(86)	(52)	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	15	62	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	182	120	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	197	182	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class S Shares:
Shares sold	60	187	–	–	242	1,282
Reinvested dividends and distributions	40	45	2	3	12	33
Shares repurchased	(107)	(168)	–	(470)	(547)	(1,291)
Net Increase/(Decrease) in Fund Shares	(7)	64	2	(467)	(293)	24
Shares Outstanding, Beginning of Period	753	689	206	673	1,690	1,666
Shares Outstanding, End of Period	746	753	208	206	1,397	1,690

Janus Fixed Income & Money Market Funds | 119

Notes to Financial Statements (unaudited) (continued)

For the period ended December 31 (unaudited)	Janus		Janus		Janus
and the year ended June 30	High-Yield		Real Return		Short-Term
(all numbers in thousands)	Fund		Fund		Bond Fund
Fixed Income	2013	2013	2013	2013	2013	2013

Transactions in Fund Shares – Class T Shares:
Shares sold	17,241	46,510	93	30	129,194	363,510
Reinvested dividends and distributions	8,022	9,463	3	5	6,375	15,520
Shares repurchased	(19,663)	(53,586)	(15)	(509)	(172,253)	(310,882)
Net Increase/(Decrease) in Fund Shares	5,600	2,387	81	(474)	(36,684)	68,148
Shares Outstanding, Beginning of Period	143,332	140,945	211	685	723,339	655,191
Shares Outstanding, End of Period	148,932	143,332	292	211	686,655	723,339

120 | DECEMBER 31, 2013

For the period ended December 31 (unaudited) and the year ended June 30	Janus Government
(all numbers in thousands)	Money Market Fund		Janus Money Market Fund
Money Market	2013	2013	2013	2013

Transactions in Fund Shares – Class D Shares:
Shares sold	35,374	74,214	276,307	574,480
Reinvested dividends and distributions	2	8	14	40
Shares repurchased	(44,027)	(81,354)	(304,388)	(586,411)
Net Increase/(Decrease) in Fund Shares	(8,651)	(7,132)	(28,067)	(11,891)
Shares Outstanding, Beginning of Period	175,194	182,326	1,077,392	1,089,283
Shares Outstanding, End of Period	166,543	175,194	1,049,325	1,077,392
Transactions in Fund Shares – Class T Shares:
Shares sold	1,466	4,552	76,571	109,753
Reinvested dividends and distributions	–	–	2	4
Shares repurchased	(1,635)	(3,302)	(48,290)	(87,186)
Net Increase/(Decrease) in Fund Shares	(169)	1,250	28,283	22,571
Shares Outstanding, Beginning of Period	6,569	5,319	190,258	167,687
Shares Outstanding, End of Period	6,400	6,569	218,541	190,258

7.	Purchases and Sales of Investment Securities

For the period ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Fixed Income
Janus Flexible Bond Fund	$1,418,850,627	$1,364,014,136	$2,149,387,058	$2,618,813,894
Janus Global Bond Fund	155,396,397	132,112,189	85,062,718	119,396,168
Janus High-Yield Fund	998,597,958	848,619,964	–	–
Janus Real Return Fund	4,171,664	1,743,491	4,344,700	3,170,639
Janus Short-Term Bond Fund	629,183,553	736,095,896	401,293,865	331,728,123

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

Janus Fixed Income & Money Market Funds | 121

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

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including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

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•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

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Additional Information (unaudited) (continued)

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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Additional Information (unaudited) (continued)

charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

128 | DECEMBER 31, 2013

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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Additional Information (unaudited) (continued)

•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

130 | DECEMBER 31, 2013

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

Janus Fixed Income & Money Market Funds | 131

Additional Information (unaudited) (continued)

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

132 | DECEMBER 31, 2013

Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet

Janus Fixed Income & Money Market Funds | 133

Useful Information About Your Fund Report (unaudited) (continued)

paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the

134 | DECEMBER 31, 2013

Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Fixed Income & Money Market Funds | 135

Notes

136 | DECEMBER 31, 2013

Notes

Janus Fixed Income & Money Market Funds | 137

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55332	125-24-93004 02-14

semiannual report
December 31, 2013

Janus Mathematical Funds

INTECH Global Dividend Fund
INTECH International Fund
INTECH U.S. Core Fund
INTECH U.S. Growth Fund
INTECH U.S. Value Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Mathematical Funds

INTECH Global Dividend Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six months ended December 31, 2013, INTECH Global Dividend Fund’s Class I Shares returned 14.33%. This compares to the 16.83% return posted by the MSCI World Index, the Fund’s primary benchmark, and a 13.90% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

Developed equity markets in general experienced a strong six-month period, and relative volatility, which refers to stocks moving relative to a benchmark, was reasonably stable for the past six months. This environment tends to be conducive to INTECH’s investment process. In addition, an overall increase in market diversity over the past six months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks. INTECH Global Dividend Fund was underweight, on average, larger cap stocks and overweight, on average, the smaller cap stocks within the MSCI World High Dividend Yield Index, which contributed positively to the Fund’s excess return over the period.

Relative to its secondary benchmark, the Fund’s underweight allocations to the industrials and consumer discretionary sectors contributed to the Fund’s excess return over the period. Moreover, the Fund benefited from a favorable security selection, which is a residual of the investment process, especially within the health care and utilities sectors.

Relative detractors included our holdings and underweight in materials and our holdings in energy and consumer discretionary.

In INTECH’s history, which spans more than 26 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term, and we believe the Fund remains well positioned for long-term growth of capital.

OUTLOOK

INTECH attempts to generate a targeted excess return at the least amount of tracking error through all market cycles regardless of the direction the market moves or the magnitude of the move. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market’s direction.

Thank you for your investment in INTECH Global Dividend Fund.

Janus Mathematical Funds | 1

INTECH Global Dividend Fund (unaudited)

INTECH Global Dividend Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Lockheed Martin Corp. Aerospace & Defense	2.2%
Raytheon Co. Aerospace & Defense	1.6%
Nippon Telegraph & Telephone Corp. Diversified Telecommunications Services	1.6%
Lorillard, Inc. Tobacco	1.2%
Legal & General Group PLC Insurance	1.2%

7.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of June 30, 2013

2 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013				Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

INTECH Global Dividend Fund – Class A Shares

NAV	14.20%	20.58%	17.61%	2.69%	0.77%

MOP	7.61%	13.65%	14.25%

INTECH Global Dividend Fund- Class C Shares

NAV	13.73%	19.68%	16.73%	3.50%	1.50%

CDSC	12.73%	18.68%	16.73%

INTECH Global Dividend Fund – Class D Shares(1)	14.21%	20.72%	17.60%	2.57%	0.65%

INTECH Global Dividend Fund – Class I Shares	14.33%	20.88%	17.91%	2.45%	0.52%

INTECH Global Dividend Fund – Class S Shares	14.07%	20.66%	17.49%	2.96%	1.00%

INTECH Global Dividend Fund – Class T Shares	14.12%	20.65%	17.64%	2.69%	0.75%

MSCI World IndexSM	16.83%	26.68%	22.70%

MSCI World High Dividend Yield Index	13.90%	21.91%	18.75%

Morningstar Quartile – Class I Shares	–	3rd	4th

Morningstar Ranking – based on total returns for World Stock Funds	–	779/1,080	732/928

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Mathematical Funds | 3

INTECH Global Dividend Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore the fund’s performance, may decline in response to such risks.

For a period of three years subsequent to the effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

4 | DECEMBER 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,142.00	$4.27	$1,000.00	$1,021.22	$4.02	0.79%

Class C Shares	$1,000.00	$1,137.30	$8.30	$1,000.00	$1,017.44	$7.83	1.54%

Class D Shares	$1,000.00	$1,142.10	$3.62	$1,000.00	$1,021.83	$3.41	0.67%

Class I Shares	$1,000.00	$1,143.30	$2.76	$1,000.00	$1,022.63	$2.60	0.51%

Class S Shares	$1,000.00	$1,140.70	$5.56	$1,000.00	$1,020.01	$5.24	1.03%

Class T Shares	$1,000.00	$1,141.20	$4.16	$1,000.00	$1,021.32	$3.92	0.77%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Mathematical Funds | 5

INTECH Global Dividend Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Common Stock – 98.0%
Aerospace & Defense – 5.3%
18,051	BAE Systems PLC	$130,010
18,649	Cobham PLC	84,758
2,200	Lockheed Martin Corp.	327,052
2,700	Raytheon Co.	244,890
		786,710
Air Freight & Logistics – 0.3%
9,805	Toll Holdings, Ltd.	49,716
Auto Components – 1.5%
1,597	Cie Generale des Etablissements Michelin	169,704
994	Nokian Renkaat Oyj	47,679
		217,383
Automobiles – 1.0%
1,000	Daihatsu Motor Co., Ltd.	16,925
1,433	Daimler A.G.	123,990
		140,915
Beverages – 0.1%
1,094	Coca-Cola Amatil, Ltd.	11,749
Building Products – 1.2%
2,220	Cie de Saint-Gobain	122,076
205	Geberit A.G.	62,181
		184,257
Capital Markets – 1.5%
2,400	CI Financial Corp.	79,880
13,540	ICAP PLC	101,241
400	IGM Financial, Inc.	21,124
2,326	Investec PLC	16,853
		219,098
Chemicals – 2.5%
300	Agrium, Inc.	27,447
133	BASF S.E.	14,177
600	E.I. du Pont de Nemours & Co.	38,982
4,402	Israel Chemicals, Ltd.	36,711
2,022	Koninklijke DSM N.V.	158,987
1,020	Orica, Ltd.	21,726
1,400	Potash Corp. of Saskatchewan, Inc.	46,161
723	Yara International A.S.A.	31,122
		375,313
Commercial Banks – 3.3%
679	Australia & New Zealand Banking Group, Ltd.	19,536
600	Bank of Montreal	40,002
300	Bank of Nova Scotia	18,764
6,089	Bendigo and Adelaide Bank, Ltd.	63,869
6,000	BOC Hong Kong Holdings, Ltd.	19,229
1,200	Canadian Imperial Bank of Commerce	102,499
1,000	DBS Group Holdings, Ltd.	13,554
3,500	Hang Seng Bank, Ltd.	56,738
2,000	Oversea-Chinese Banking Corp., Ltd.	16,170
200	Royal Bank of Canada	13,447
1,100	Toronto-Dominion Bank	103,682
1,000	United Overseas Bank, Ltd.	16,836
		484,326
Commercial Services & Supplies – 1.1%
1,959	Brambles, Ltd.	16,002
789	Edenred	26,406
4,023	G4S PLC	17,485
391	Recall Holdings, Ltd.*	1,417
2,282	Securitas A.B. – Class B	24,258
1,600	Waste Management, Inc.	71,792
		157,360
Communications Equipment – 0.9%
5,800	Cisco Systems, Inc.	130,210
Computers & Peripherals – 0.6%
1,700	Seagate Technology PLC	95,472
Construction & Engineering – 1.8%
2,054	Bouygues S.A.	77,474
5,777	Ferrovial S.A.	111,772
291	Koninklijke Boskalis Westminster N.V.	15,373
1,309	Skanska A.B. – Class B	26,750
534	Vinci S.A.	35,054
		266,423
Construction Materials – 0.1%
720	CRH PLC	18,125
Containers & Packaging – 0.3%
2,134	Amcor, Ltd.	20,098
400	MeadWestvaco Corp.	14,772
2,134	Orora, Ltd.*	2,210
		37,080
Distributors – 0.5%
600	Genuine Parts Co.	49,914
1,000	Jardine Cycle & Carriage, Ltd.	28,496
		78,410
Diversified Consumer Services – 0.3%
1,300	H&R Block, Inc.	37,752
Diversified Financial Services – 0.5%
1,021	ASX, Ltd.	33,504
1,017	Industrivarden A.B. – Class C	19,344
3,000	Singapore Exchange, Ltd.	17,264
		70,112
Diversified Telecommunication Services – 5.8%
1,200	AT&T, Inc.	42,192
500	BCE, Inc.	21,655
2,835	Belgacom S.A.	83,865
1,000	Bell Aliant, Inc.	25,167
43,756	Bezeq Israeli Telecommunication Corp., Ltd.	74,230
2,704	Elisa Oyj	71,640
2,143	Inmarsat PLC	26,824
4,300	Nippon Telegraph & Telephone Corp.	231,152
53,000	PCCW, Ltd.	23,718
6,000	Singapore Telecommunications, Ltd.	17,406
45	Swisscom A.G.	23,762
8,611	TDC A/S	83,534
792	Telenor A.S.A.	18,888
3,578	TeliaSonera A.B.	29,799
17,183	Telstra Corp., Ltd.	80,531
		854,363
Electric Utilities – 4.8%
1,400	American Electric Power Co., Inc.	65,436
5,000	Cheung Kong Infrastructure Holdings, Ltd.	31,564
2,000	CLP Holdings, Ltd.	15,811
8,744	Contact Energy, Ltd.	36,877
266	Duke Energy Corp.	18,357

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

6 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Electric Utilities – (continued)
25,276	Energias de Portugal S.A.	$92,834
400	Entergy Corp.	25,308
500	FirstEnergy Corp.	16,490
400	Fortis, Inc.	11,468
3,000	Fortum Oyj	68,628
400	NextEra Energy, Inc.	34,248
362	Northeast Utilities	15,345
700	OGE Energy Corp.	23,730
300	Pinnacle West Capital Corp.	15,876
11,000	Power Assets Holdings, Ltd.	87,458
700	PPL Corp.	21,063
357	Red Electrica Corp. S.A.	23,818
500	Southern Co.	20,555
1,095	SSE PLC	24,838
7,137	Terna Rete Elettrica Nazionale SpA	35,658
600	Xcel Energy, Inc.	16,764
		702,126
Electrical Equipment – 0.1%
343	ABB, Ltd.	9,031
Electronic Equipment, Instruments & Components – 0.9%
4,900	Hoya Corp.	135,984
Energy Equipment & Services – 2.3%
836	Aker Solutions A.S.A.	14,946
3,195	AMEC PLC	57,555
600	Ensco PLC – Class A	34,308
1,071	Fugro N.V.	63,814
3,998	Seadrill, Ltd.	163,259
612	WorleyParsons, Ltd.	9,069
		342,951
Food & Staples Retailing – 2.9%
192	Casino Guichard Perrachon S.A.	22,125
266	Delhaize Group S.A.	15,807
8,806	J. Sainsbury PLC	53,218
3,231	Koninklijke Ahold N.V.	58,001
700	Lawson, Inc.	52,322
15,710	Metcash, Ltd.	44,317
400	Sysco Corp.	14,440
3,628	Tesco PLC	20,084
2,054	Wesfarmers, Ltd.	80,752
11,074	WM Morrison Supermarkets PLC	47,855
663	Woolworths, Ltd.	20,034
		428,955
Food Products – 3.4%
2,400	Campbell Soup Co.	103,872
1,300	ConAgra Foods, Inc.	43,810
2,200	General Mills, Inc.	109,802
1,800	Kellogg Co.	109,926
600	Kraft Foods Group, Inc.	32,352
103	Nestle S.A.	7,542
1,913	Orkla A.S.A.	14,929
957	Suedzucker A.G.	25,829
2,738	Tate & Lyle PLC	36,675
217	Unilever N.V.	8,739
301	Unilever PLC	12,369
		505,845
Gas Utilities – 1.4%
2,161	Enagas S.A.	56,465
4,268	Gas Natural SDG S.A.	109,759
7,507	Snam SpA	41,988
		208,212
Health Care Equipment & Supplies – 0.1%
263	Cochlear, Ltd.	13,833
Health Care Providers & Services – 0.6%
5,663	Sonic Healthcare, Ltd.	83,818
Hotels, Restaurants & Leisure – 1.8%
700	Darden Restaurants, Inc.	38,059
1,259	Flight Centre Travel Group, Ltd.	53,442
200	McDonald’s Corp.	19,406
12,176	Tatts Group, Ltd.	33,695
8,855	TUI Travel PLC	60,566
13,600	Wynn Macau, Ltd.	61,651
		266,819
Household Durables – 1.3%
551	Electrolux A.B.	14,439
1,900	Garmin, Ltd.	87,818
2,600	Husqvarna A.B. – Class B	15,657
2,300	Leggett & Platt, Inc.	71,162
		189,076
Household Products – 1.8%
800	Clorox Co.	74,208
1,100	Kimberly-Clark Corp.	114,906
915	Reckitt Benckiser Group PLC	72,613
		261,727
Industrial Conglomerates – 1.1%
6,500	Hopewell Holdings, Ltd.	22,005
2,000	Keppel Corp., Ltd.	17,739
497	Koninklijke Philips N.V.	18,216
18,000	NWS Holdings, Ltd.	27,439
3,000	SembCorp Industries, Ltd.	13,055
431	Siemens A.G.	58,867
		157,321
Information Technology Services – 2.0%
3,400	Paychex, Inc.	154,802
8,200	Western Union Co.	141,450
		296,252
Insurance – 7.2%
1,625	Admiral Group PLC	35,246
76	Allianz S.E.	13,627
2,855	AXA S.A.	79,371
1,400	Cincinnati Financial Corp.	73,318
3,690	CNP Assurances	75,631
4,383	Direct Line Insurance Group PLC	18,113
1,666	Gjensidige Forsikring A.S.A.	31,790
409	Hannover Rueck S.E.	35,096
8,713	Insurance Australia Group, Ltd.ß	45,268
46,970	Legal & General Group PLC	173,191
9,009	Mapfre S.A.	38,579
101	Muenchener Rueckversicherungs A.G.	22,250
5,137	Old Mutual PLC	16,084
1,300	Power Corp. of Canada	39,107
500	Power Financial Corp.	16,948
3,224	Sampo Oyj – Class A	158,415
1,359	SCOR S.E.	49,661

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 7

INTECH Global Dividend Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Insurance – (continued)
7,369	Standard Life PLC	$43,875
226	Swiss Re A.G.	20,793
298	Tryg A/S	28,826
369	Vienna Insurance Group A.G.	18,388
80	Zurich Insurance Group A.G.	23,189
		1,056,766
Leisure Equipment & Products – 1.8%
1,800	Hasbro, Inc.	99,018
2,400	Mattel, Inc.	114,192
1,000	Sankyo Co., Ltd.	46,063
		259,273
Life Sciences Tools & Services – 0.6%
865	Lonza Group A.G.	82,058
Machinery – 1.4%
618	Atlas Copco A.B. – Class B	15,686
620	Metso Oyj	26,456
1,537	SKF A.B. – Class B	40,326
755	Wartsila Oyj Abp	37,149
35,000	Yangzijiang Shipbuilding Holdings, Ltd.	32,875
2,738	Zardoya Otis S.A.	49,528
		202,020
Marine – 0.7%
794	Kuehne + Nagel International A.G.	104,258
Media – 5.4%
365	Axel Springer A.G.	23,448
8,928	British Sky Broadcasting Group PLC	124,762
693	Eutelsat Communications S.A.	21,606
2,289	Lagardere S.C.A.	85,079
4,003	Pearson PLC	88,879
6,332	Reed Elsevier N.V.	134,138
5,134	Reed Elsevier PLC	76,419
243	RTL Group S.A.	31,398
1,279	SES S.A. (FDR)	41,398
1,100	Shaw Communications, Inc. – Class B	26,772
16,000	Singapore Press Holdings, Ltd.	52,251
1,000	Thomson Reuters Corp.	37,821
1,877	Wolters Kluwer N.V.	53,563
		797,534
Metals & Mining – 2.0%
556	Anglo American PLC	12,152
377	Antofagasta PLC	5,144
511	BHP Billiton PLC	15,813
3,586	BHP Billiton, Ltd.	121,614
1,314	Boliden A.B.	20,119
1,200	Freeport-McMoRan Copper & Gold, Inc.	45,288
500	Nucor Corp.	26,690
324	Rio Tinto PLC	18,290
1,300	Teck Cominco, Ltd. – Class B	33,843
		298,953
Multi-Utilities – 3.3%
300	Alliant Energy Corp.	15,480
900	CenterPoint Energy, Inc.	20,862
2,950	Centrica PLC	16,983
1,300	CMS Energy Corp.	34,801
300	Consolidated Edison, Inc.	16,584
400	DTE Energy Co.	26,556
400	Integrys Energy Group, Inc.	21,764
2,276	National Grid PLC	29,695
1,200	NiSource, Inc.	39,456
600	PG&E Corp.	24,168
700	Public Service Enterprise Group, Inc.	22,428
300	SCANA Corp.	14,079
1,100	Sempra Energy	98,736
5,372	Suez Environment Co.	96,250
300	Wisconsin Energy Corp.	12,402
		490,244
Multiline Retail – 0.6%
13,264	Marks & Spencer Group PLC	95,005
Office Electronics – 0.4%
1,800	Canon, Inc.	56,928
Oil, Gas & Consumable Fuels – 3.1%
600	Baytex Energy Trust	23,523
100	Chevron Corp.	12,491
1,900	ConocoPhillips	134,235
600	Husky Energy, Inc.	19,038
300	Keyera Corp.	18,058
430	OMV A.G.	20,578
1,492	Origin Energy, Ltd.	18,740
777	Repsol S.A.	19,581
718	Royal Dutch Shell PLC – Class A	25,714
570	Royal Dutch Shell PLC – Class B	21,518
700	Spectra Energy Corp.	24,934
639	Statoil A.S.A.	15,492
3,000	TonenGeneral Sekiyu K.K.	27,495
486	Total S.A.	29,770
300	TransCanada Corp.	13,710
300	Vermilion Energy, Inc.	17,611
500	Williams Cos., Inc.	19,285
		461,773
Pharmaceuticals – 6.4%
1,700	AbbVie, Inc.	89,777
560	AstraZeneca PLC	33,143
3,200	Bristol-Myers Squibb Co.	170,080
1,800	Daiichi Sankyo Co., Ltd.	32,875
500	Eisai Co., Ltd.	19,351
500	Eli Lilly & Co.	25,500
765	GlaxoSmithKline PLC	20,412
800	Johnson & Johnson	73,272
500	Merck & Co., Inc.	25,025
278	Novartis A.G.	22,195
971	Orion Oyj – Class B	27,275
3,700	Pfizer, Inc.	113,331
617	Roche Holding A.G.	172,411
510	Sanofi	54,104
400	Takeda Pharmaceutical Co., Ltd.	18,330
1,178	Teva Pharmaceutical Industries, Ltd.	47,133
		944,214
Professional Services – 1.0%
860	Adecco S.A.	68,083
2,707	ALS, Ltd.	21,290
828	Randstad Holding N.V.	53,703
		143,076
Real Estate Management & Development – 1.6%
800	Brookfield Office Properties, Inc.	15,403
900	Daito Trust Construction Co., Ltd.	84,025

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

8 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Real Estate Management & Development – (continued)
6,000	Keppel Land, Ltd.	$15,885
30,000	Sino Land Co., Ltd.	41,011
3,000	Sun Hung Kai Properties, Ltd.	38,051
1,500	Swire Pacific, Ltd. – Class A	17,585
258	Swiss Prime Site A.G.	19,976
		231,936
Road & Rail – 0.3%
24,000	ComfortDelGro Corp., Ltd.	38,237
Semiconductor & Semiconductor Equipment – 0.8%
2,700	Intel Corp.	70,092
400	Linear Technology Corp.	18,220
1,100	Maxim Integrated Products, Inc.	30,701
		119,013
Software – 0.6%
2,700	CA, Inc.	90,855
Specialty Retail – 1.0%
463	Hennes & Mauritz A.B. – Class B	21,329
8,300	Staples, Inc.	131,887
		153,216
Textiles, Apparel & Luxury Goods – 0.5%
504	Hugo Boss A.G.	71,756
Thrifts & Mortgage Finance – 0.4%
3,600	People’s United Financial, Inc.	54,432
Tobacco – 2.7%
600	Altria Group, Inc.	23,034
293	British American Tobacco PLC	15,708
653	Imperial Tobacco Group PLC	25,278
3,600	Lorillard, Inc.	182,448
200	Philip Morris International, Inc.	17,426
2,200	Reynolds American, Inc.	109,978
931	Swedish Match A.B.	29,929
		403,801
Trading Companies & Distributors – 1.2%
1,600	ITOCHU Corp.	19,740
6,000	Marubeni Corp.	43,081
500	Mitsubishi Corp.	9,578
1,000	Mitsui & Co., Ltd.	13,914
2,743	Rexel S.A.	71,975
1,100	Sumitomo Corp.	13,801
		172,089
Transportation Infrastructure – 0.2%
12,489	Auckland International Airport, Ltd.	36,243
Water Utilities – 0.2%
954	Severn Trent PLC	26,931
Wireless Telecommunication Services – 1.5%
365	Millicom International Cellular S.A. (SDR)	36,359
2,900	NTT DOCOMO, Inc.	47,512
500	Rogers Communications, Inc. – Class B	22,630
9,000	StarHub, Ltd.	30,604
1,848	Tele2 A.B. – Class B	20,937
15,649	Vodafone Group PLC	61,407
		219,449

Total Common Stock (cost $12,994,224)		14,426,784

Right – 0%
Oil, Gas & Consumable Fuels – 0%
777	Repsol S.A.* (cost $507)	530

Money Market – 2.3%
337,000	Janus Cash Liquidity Fund LLC, 0%£ (cost $337,000)	337,000

Total Investments (total cost $13,331,731) – 100.3%		14,764,314

Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(46,673)

Net Assets – 100%		$14,717,641

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$866,230	5.9%
Austria	38,966	0.3%
Belgium	99,672	0.7%
Canada	795,760	5.4%
Denmark	112,360	0.7%
Finland	437,242	3.0%
France	1,057,684	7.2%
Germany	420,438	2.8%
Hong Kong	442,260	3.0%
Ireland	18,125	0.1%
Israel	158,074	1.1%
Italy	77,646	0.5%
Japan	869,076	5.9%
Netherlands	564,534	3.8%
New Zealand	73,120	0.5%
Norway	290,426	2.0%
Portugal	92,834	0.6%
Singapore	310,372	2.1%
Spain	410,032	2.8%
Sweden	314,932	2.1%
Switzerland	615,479	4.2%
United Kingdom	1,762,706	11.9%
United States††	4,936,346	33.4%

Total	$14,764,314	100.0%

††	Includes Cash Equivalents of 2.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 9

INTECH International Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2013, INTECH International Fund’s Class I Shares returned 18.09%. This compares to the 17.94% return posted by the MSCI EAFE Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

Developed equity markets in general experienced a strong six-month period and relative volatility, which refers to stocks moving relative to a benchmark, was reasonably stable for the past six months. This environment tends to be conducive to INTECH’s investment process. In addition, an overall increase in market diversity over the past six months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks. INTECH International Fund was underweight, on average, larger cap stocks and overweight, on average, the smaller cap stocks within the MSCI EAFE Index, which contributed positively to the Fund’s excess return over the period.

From a sector perspective, the Fund’s underweight allocation to the consumer staples sector and its overweight allocation to the consumer discretionary sector contributed to the Fund’s excess return over the period. Moreover, the Fund benefited from a favorable security selection, which is a residual of the investment process, especially within the consumer discretionary sector. Relative detractors included our holdings in information technology, telecommunication services and energy.

In INTECH’s history, which spans more than 26 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital.

OUTLOOK

INTECH attempts to generate a targeted excess return at the least amount of tracking error through all market cycles regardless of the direction the market moves or the magnitude of the move. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market’s direction.

Thank you for your investment in INTECH International Fund.

10 | DECEMBER 31, 2013

(unaudited)

INTECH International Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Galaxy Entertainment Group, Ltd. Hotels, Restaurants & Leisure	2.3%
SoftBank Corp. Wireless Telecommunication Services	2.2%
Fuji Heavy Industries, Ltd. Automobiles	2.2%
Lloyds Banking Group PLC Commercial Banks	2.2%
Continental A.G. Auto Components	1.9%

10.8%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of June 30, 2013

Janus Mathematical Funds | 11

INTECH International Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the October 28, 2013 prospectus
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

INTECH International Fund – Class A Shares

NAV	17.91%	26.04%	11.96%	0.94%	1.22%	1.22%

MOP	11.16%	18.80%	10.66%	0.05%

INTECH International Fund – Class C Shares

NAV	17.58%	27.62%	12.15%	0.88%	2.15%	2.11%

CDSC	16.58%	26.62%	12.15%	0.88%

INTECH International Fund – Class I Shares	18.09%	26.44%	12.02%	1.04%	0.92%	0.92%

INTECH International Fund – Class S Shares	17.88%	26.47%	12.00%	0.90%	1.48%	1.48%

INTECH International Fund – Class T Shares	17.92%	26.10%	11.48%	–0.16%	1.17%	1.17%

MSCI EAFE® Index	17.94%	22.78%	12.44%	0.59%

Morningstar Quartile – Class I Shares	–	1st	3rd	2nd

Morningstar Ranking – based on total returns for Foreign Large Blend Funds	–	56/818	419/731	243/631

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

See important disclosures on the next page.

12 | DECEMBER 31, 2013

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities have additional risks including exchange rate changes, political and economic upheaval, the relative lack of information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards. These risks are magnified in emerging markets. The prices of foreign securities held by the fund, and therefore a fund’s performance, may decline in response to such risks.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – May 2, 2007

Janus Mathematical Funds | 13

INTECH International Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,179.10	$6.87	$1,000.00	$1,018.90	$6.36	1.25%

Class C Shares	$1,000.00	$1,175.80	$10.80	$1,000.00	$1,015.27	$10.01	1.97%

Class I Shares	$1,000.00	$1,180.90	$4.45	$1,000.00	$1,021.12	$4.13	0.81%

Class S Shares	$1,000.00	$1,178.80	$7.58	$1,000.00	$1,018.25	$7.02	1.38%

Class T Shares	$1,000.00	$1,179.20	$6.92	$1,000.00	$1,018.85	$6.41	1.26%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

14 | DECEMBER 31, 2013

INTECH International Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Common Stock – 97.8%
Aerospace & Defense – 4.0%
60,469	BAE Systems PLC	$435,519
30,469	Cobham PLC	138,479
8,351	European Aeronautic Defence and Space Co. N.V.	641,121
8,025	Finmeccanica SpA	60,770
46,406	Meggitt PLC	405,304
4,897	Safran S.A.	340,249
5,673	Thales S.A.	365,215
2,760	Zodiac Aerospace	488,817
		2,875,474
Air Freight & Logistics – 2.6%
33,109	Deutsche Post A.G.	1,206,928
10,569	TNT Express N.V.	98,107
8,186	Toll Holdings, Ltd.	41,507
27,000	Yamato Holdings Co., Ltd.	545,180
		1,891,722
Airlines – 1.1%
30,000	Cathay Pacific Airways, Ltd.	63,451
86,341	International Consolidated Airlines Group S.A.*	574,728
3,400	Japan Airlines Co., Ltd.	167,594
		805,773
Auto Components – 3.7%
400	Aisin Seiki Co., Ltd.	16,222
2,577	Cie Generale des Etablissements Michelin	273,844
6,151	Continental A.G.	1,348,725
20,783	GKN PLC	128,455
13,000	NGK Spark Plug Co., Ltd.	307,437
13,319	Pirelli & C SpA	230,485
2,600	Stanley Electric Co., Ltd.	59,462
2,491	Valeo S.A.	275,601
		2,640,231
Automobiles – 4.1%
872	Daimler A.G.	75,450
64,384	Fiat SpA	526,525
55,000	Fuji Heavy Industries, Ltd.	1,574,936
157,000	Mazda Motor Corp.*	811,169
		2,988,080
Beverages – 0.9%
696	Anheuser-Busch InBev N.V.	73,970
498	Carlsberg A/S – Class B	55,107
14,988	Diageo PLC	496,316
1,000	Suntory Beverage & Food, Ltd.	31,864
		657,257
Biotechnology – 2.5%
6,430	Actelion, Ltd.	543,284
12,785	CSL, Ltd.	787,050
3,091	Perrigo Co. PLC	474,345
		1,804,679
Building Products – 2.1%
8,733	Cie de Saint-Gobain	480,221
9,200	Daikin Industries, Ltd.	572,324
30	Geberit A.G.	9,100
30,000	TOTO, Ltd.	474,974
		1,536,619
Capital Markets – 1.6%
26,999	3i Group PLC	172,150
8,231	Hargreaves Lansdown PLC	184,525
15,208	ICAP PLC	113,713
11,284	Mediobanca SpA	98,721
69	Partners Group Holdings A.G.	18,407
10,110	Schroders PLC	434,885
7,232	UBS A.G.	137,212
		1,159,613
Chemicals – 1.5%
224	Air Liquide S.A.	31,676
16,000	Asahi Kasei Corp.	125,216
302	EMS-Chemie Holding A.G.	107,349
7,073	Johnson Matthey PLC	384,116
3,131	Koninklijke DSM N.V.	246,187
10,000	Nippon Paint Co., Ltd.	166,113
		1,060,657
Commercial Banks – 8.8%
4,095	Australia & New Zealand Banking Group, Ltd.	117,820
23,196	Banco Bilbao Vizcaya Argentaria S.A.	285,515
29,680	Banco Popular Espanol S.A.	179,029
20,559	Banco Santander S.A.	183,995
100,117	Bank Hapoalim BM	561,336
7,600	Bank of East Asia, Ltd.	32,198
1,458,330	Bank of Ireland*	505,529
19,156	Bank of Queensland, Ltd.	207,942
2,681	BNP Paribas S.A.	208,923
39,821	CaixaBank	207,497
6,960	Commerzbank A.G.*	112,113
20,851	Credit Agricole S.A.	266,890
32,401	Intesa Sanpaolo SpA	79,959
4,780	KBC Groep N.V.	271,232
1,192,695	Lloyds Banking Group PLC*	1,557,690
1,554	National Australia Bank, Ltd.	48,318
97,565	Natixis	573,612
4,642	Societe Generale S.A.	269,596
64,531	UniCredit SpA	477,573
21,457	Unione di Banche Italiane SCPA	145,691
1,796	Westpac Banking Corp.	51,914
		6,344,372
Commercial Services & Supplies – 0.4%
1,749	Babcock International Group PLC	39,239
8,000	Dai Nippon Printing Co., Ltd.	84,794
400	Secom Co., Ltd.	24,086
14,000	Toppan Printing Co., Ltd.	111,824
		259,943
Communications Equipment – 1.3%
10,882	Alcatel-Lucent*	48,770
114,938	Nokia Oyj	920,187
		968,957
Computers & Peripherals – 0.9%
5,921	Gemalto N.V.	651,672
Construction & Engineering – 1.8%
968	ACS Actividades de Construccion y Servicios S.A.	33,316
1,285	Bouygues S.A.	48,468
6,505	Ferrovial S.A.	125,857
1,359	Hochtief A.G.	116,017
2,000	JGC Corp.	78,355

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 15

INTECH International Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Construction & Engineering – (continued)
30,000	Kajima Corp.	$112,546
3,315	Koninklijke Boskalis Westminster N.V.	175,130
26,000	Shimizu Corp.	131,124
100,000	Taisei Corp.	453,984
		1,274,797
Construction Materials – 0.8%
7,420	Boral, Ltd.	31,596
1,351	CRH PLC	34,009
7,685	Fletcher Building, Ltd.	53,765
110,000	Taiheiyo Cement Corp.	422,072
		541,442
Consumer Finance – 0.1%
3,800	AEON Financial Service Co., Ltd.	101,776
Containers & Packaging – 0.2%
5,300	Toyo Seikan Group Holdings, Ltd.	113,712
Diversified Consumer Services – 0.2%
3,200	Benesse Holdings, Inc.	128,407
Diversified Financial Services – 3.8%
4,927	Deutsche Boerse A.G.	408,008
1,261	Eurazeo	98,839
9,848	Exor SpA	391,639
43,802	ING Groep N.V.*	608,562
17,709	Investment A.B. Kinnevik – Class B	820,465
2,100	Japan Exchange Group, Inc.	59,615
2,292	Wendel S.A.	334,045
		2,721,173
Diversified Telecommunication Services – 3.6%
1,259	Belgacom S.A.	37,244
309,079	Bezeq Israeli Telecommunication Corp., Ltd.	524,338
53,488	BT Group PLC	335,999
4,132	Deutsche Telekom A.G.	70,651
1,788	Elisa Oyj	47,371
385	Iliad S.A.	78,858
24,468	Koninklijke KPN N.V.*	78,861
500	Nippon Telegraph & Telephone Corp.	26,878
18,131	Orange S.A.	224,468
4,012	TDC A/S	38,920
12,512	Telecom Corp. of New Zealand, Ltd.	23,710
6,009	Telefonica S.A.	97,827
182,609	Telstra Corp., Ltd.	855,827
5,614	Vivendi S.A.	147,926
751	Ziggo N.V.	34,298
		2,623,176
Electric Utilities – 1.5%
13,378	Electricite de France S.A.	472,672
82,293	Enel SpA	359,302
34,631	Energias de Portugal S.A.	127,194
5,466	Fortum Oyj	125,041
5,060	Terna Rete Elettrica Nazionale SpA	25,280
		1,109,489
Electrical Equipment – 0.6%
3,900	Nidec Corp.	381,518
689	Osram Licht A.G.*	38,859
1,424	Prysmian SpA	36,650
		457,027
Electronic Equipment, Instruments & Components – 0.9%
6,000	Citizen Holdings Co., Ltd.	50,489
300	Hirose Electric Co., Ltd.	42,682
1,800	Hoya Corp.	49,954
100	Keyence Corp.	42,739
5,800	Omron Corp.	255,874
12,000	Shimadzu Corp.	104,284
6,200	Yokogawa Electric Corp.	95,099
		641,121
Energy Equipment & Services – 1.2%
2,517	AMEC PLC	45,342
1,330	Fugro N.V.	79,246
17,326	Seadrill, Ltd.	707,510
		832,098
Food & Staples Retailing – 0.6%
6,200	Aeon Co., Ltd.	83,911
779	Colruyt S.A.	43,485
11,945	Distribuidora Internacional de Alimentacion S.A.	106,804
705	Metro A.G.	34,137
2,684	Wesfarmers, Ltd.	105,520
13,663	WM Morrison Supermarkets PLC	59,043
		432,900
Food Products – 1.8%
538	Aryzta A.G.	41,264
11,435	Associated British Foods PLC	462,913
2,000	Calbee, Inc.	48,532
683	Kerry Group PLC – Class A	47,446
1	Lindt & Spruengli A.G.	53,936
14	Lindt & Spruengli A.G.	63,124
7,100	MEIJI Holdings Co., Ltd.	455,846
34,000	Wilmar International, Ltd.	92,169
		1,265,230
Gas Utilities – 0.7%
17,745	Gas Natural SDG S.A.	456,342
4,014	Snam SpA	22,451
		478,793
Health Care Equipment & Supplies – 0.2%
571	Coloplast A/S – Class B	37,806
221	Getinge A.B. – Class B	7,562
390	Sonova Holding A.G.	52,478
722	William Demant Holding A/S*	70,173
		168,019
Health Care Providers & Services – 0.3%
20,203	Ryman Healthcare, Ltd.	130,379
4,968	Sonic Healthcare, Ltd.	73,531
		203,910
Health Care Technology – 0.1%
18	M3, Inc.	45,047
Hotels, Restaurants & Leisure – 4.9%
1,857	Accor S.A.	87,618
41,777	Crown, Ltd.	628,408
5,451	Flight Centre Travel Group, Ltd.	231,383
184,000	Galaxy Entertainment Group, Ltd.*	1,650,400
32,800	MGM China Holdings, Ltd.	140,016
300	Oriental Land Co., Ltd.	43,223
26,000	Sands China, Ltd.	212,419

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

16 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Hotels, Restaurants & Leisure – (continued)
28,000	SJM Holdings, Ltd.	$93,887
6,770	Whitbread PLC	420,456
		3,507,810
Household Durables – 0.1%
800	Iida Group Holdings Co., Ltd.	15,971
2,500	Panasonic Corp.	29,063
		45,034
Industrial Conglomerates – 0.6%
23,000	Hutchison Whampoa, Ltd.	312,638
242	Siemens A.G.	33,053
3,785	Smiths Group PLC	92,750
		438,441
Information Technology Services – 1.8%
18,200	Amadeus IT Holding S.A. – Class A	778,737
559	AtoS	50,590
1,402	Cap Gemini S.A.	94,751
8,700	Nomura Research Institute, Ltd.	273,915
500	Otsuka Corp.	63,681
		1,261,674
Insurance – 5.7%
14,865	Ageas	632,871
2,792	Assicurazioni Generali SpA	65,675
113,995	Aviva PLC	848,777
4,018	AXA S.A.	111,703
1,474	Baloise Holding A.G.	187,762
10,639	CNP Assurances	218,060
67,100	Insurance Australia Group, Ltd.	348,618
54,157	Legal & General Group PLC	199,691
81,220	Resolution, Ltd.	476,048
1,572	Sampo Oyj – Class A	77,242
1,740	SCOR S.E.	63,584
18,400	Sony Financial Holdings, Inc.	334,482
37,330	Suncorp Group, Ltd.	436,550
528	Swiss Life Holding A.G.	109,650
228	Swiss Re A.G.	20,977
		4,131,690
Internet & Catalog Retail – 0.1%
3,100	Rakuten, Inc.	46,048
Internet Software & Services – 1.0%
8,100	Kakaku.com, Inc.	142,090
10,930	United Internet A.G.	464,889
22,700	Yahoo! Japan Corp.	126,123
		733,102
Leisure Equipment & Products – 0.3%
7,100	Namco Bandai Holdings, Inc.	157,388
5,500	Yamaha Corp.	87,183
		244,571
Life Sciences Tools & Services – 0.2%
1,508	Lonza Group A.G.	143,055
Machinery – 2.1%
9,000	Amada Co., Ltd.	79,238
2,297	Andritz A.G.	144,052
949	Atlas Copco A.B. – Class B	24,087
200	FANUC Corp.	36,566
2,633	IMI PLC	66,482
15,029	Invensys PLC	126,534
9,500	JTEKT Corp.	161,506
214	MAN S.E.	26,273
92,952	Melrose Industries PLC	470,477
2,600	Nabtesco Corp.	59,882
300	SMC Corp.	75,506
3,178	Vallourec S.A.	173,117
4,007	Zardoya Otis S.A.	72,483
		1,516,203
Marine – 0.9%
14	A.P. Moeller – Maersk A/S – Class A	144,332
9	A.P. Moeller – Maersk A/S – Class B	97,682
1,024	Kuehne + Nagel International A.G.	134,459
11,000	Mitsui O.S.K. Lines, Ltd.	49,520
69,000	Nippon Yusen K.K.	220,192
		646,185
Media – 4.5%
403	Axel Springer A.G.	25,889
10,992	British Sky Broadcasting Group PLC	153,605
2,600	Hakuhodo DY Holdings, Inc.	20,125
323,505	ITV PLC	1,039,124
3,353	JCDecaux S.A.	138,232
1,124	Kabel Deutschland Holding A.G.	145,680
12,405	Lagardere S.C.A.	461,075
3,009	REA Group, Ltd.	101,428
13,737	Reed Elsevier N.V.	291,006
4,044	Reed Elsevier PLC	60,194
2,206	RTL Group S.A.	285,036
1,705	Sky Deutschland A.G.*	18,763
550	Telenet Group Holding N.V.	32,817
8,958	Wolters Kluwer N.V.	255,631
9,697	WPP PLC	221,565
		3,250,170
Metals & Mining – 1.7%
65,438	Fortescue Metals Group, Ltd.	339,983
1,000	Hitachi Metals, Ltd.	14,113
16,000	Mitsubishi Materials Corp.	58,961
38,000	Nippon Steel & Sumitomo Metal Corp.	127,040
4,653	ThyssenKrupp A.G.	113,227
11,958	Voestalpine A.G.	574,575
		1,227,899
Multi-Utilities – 1.1%
1,075	GDF Suez	25,279
24,473	Suez Environment Co.	438,485
20,107	Veolia Environnement S.A.	327,898
		791,662
Multiline Retail – 2.0%
1,000	Don Quijote Holdings Co., Ltd.	60,500
35,000	J. Front Retailing Co., Ltd.	264,602
37,616	Marks & Spencer Group PLC	269,429
9,339	Next PLC	842,716
		1,437,247
Office Electronics – 0.1%
10,500	Konica Minolta, Inc.	104,611
Oil, Gas & Consumable Fuels – 0.4%
2,299	Neste Oil Oyj	45,445
4,812	Origin Energy, Ltd.	60,440
1,534	Santos, Ltd.	20,034

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 17

INTECH International Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Oil, Gas & Consumable Fuels – (continued)
11,500	Showa Shell Sekiyu K.K.	$116,649
1,151	Total S.A.	70,505
		313,073
Paper & Forest Products – 0.9%
7,000	Oji Holdings Corp.	35,834
7,185	Stora Enso Oyj – Class R	72,101
34,020	UPM-Kymmene Oyj	574,675
		682,610
Personal Products – 0.2%
8,000	Shiseido Co., Ltd.	128,483
Pharmaceuticals – 3.3%
2,167	Bayer A.G.	303,903
895	Merck KGaA	160,358
3,207	Novo Nordisk A/S – Class B	587,908
577	Roche Holding A.G.	161,234
500	Santen Pharmaceutical Co., Ltd.	23,293
24,722	Shire PLC	1,167,395
		2,404,091
Professional Services – 1.1%
5,897	Adecco S.A.	466,840
3,189	Capita PLC	54,807
1,219	Intertek Group PLCß	63,537
2,117	Randstad Holding N.V.	137,307
4,776	Seek, Ltd.	57,174
		779,665
Real Estate Investment Trusts (REITs) – 0.7%
27	Japan Prime Realty Investment Corp.	86,418
19	Nomura Real Estate Office Fund, Inc.	88,242
19,733	Segro PLC	109,125
46,800	Stockland	150,820
59	United Urban Investment Corp.	84,782
		519,387
Real Estate Management & Development – 1.8%
5,300	Aeon Mall Co., Ltd.	148,545
4,000	Cheung Kong Holdings, Ltd.	63,142
2,300	Deutsche Wohnen A.G.	44,405
27,700	Hulic Co., Ltd.	409,094
29,305	Lend Lease Group	291,428
4,000	Mitsui Fudosan Co., Ltd.	143,793
4,000	Sumitomo Realty & Development Co., Ltd.	198,689
1,000	Tokyo Tatemono Co., Ltd.	11,093
		1,310,189
Road & Rail – 0.5%
31,786	Asciano, Ltd.	163,442
1,510	DSV A/S	49,514
300	East Japan Railway Co.	23,877
5,000	Keisei Electric Railway Co., Ltd.	45,921
7,000	Tokyu Corp.	45,275
		328,029
Semiconductor & Semiconductor Equipment – 0.6%
4,332	ASML Holding N.V.	405,455
Software – 0.2%
859	NICE Systems, Ltd.	35,212
2,600	Trend Micro, Inc.	90,873
		126,085
Specialty Retail – 2.2%
570	Inditex S.A.	93,934
143,244	Kingfisher PLC	912,396
1,700	Nitori Holdings Co., Ltd.	160,974
1,900	Sanrio Co., Ltd.	79,851
24,100	USS Co., Ltd.	330,519
		1,577,674
Textiles, Apparel & Luxury Goods – 0.4%
1,501	Burberry Group PLC	37,676
1,601	Hugo Boss A.G.	227,940
		265,616
Trading Companies & Distributors – 0.2%
2,622	Bunzl PLC	62,948
2,832	Travis Perkins PLC	87,778
		150,726
Transportation Infrastructure – 1.0%
1,016	Abertis Infraestucturas S.A.	22,571
540	Aeroports de Paris	61,283
23,187	Atlantia SpA	520,221
553	Fraport A.G. Frankfurt Airport Services Worldwide	41,375
1,457	Macquarie Group, Ltd.*	71,497
1,544	Sydney Airport	5,238
		722,185
Wireless Telecommunication Services – 3.3%
5,600	KDDI Corp.	344,116
18,100	SoftBank Corp.	1,581,537
114,244	Vodafone Group PLC	448,298
		2,373,951

Total Common Stock (cost $60,540,292)		70,395,787

Preferred Stock – 1.2%
Automobiles – 0.1%
737	Bayerische Motoren Werke A.G.	62,948
Media – 1.1%
16,343	ProSiebenSat.1 Media A.G.	809,326

Total Preferred Stock (cost $715,399)		872,274

Money Market – 0.6%
397,042	Janus Cash Liquidity Fund LLC, 0%£ (cost $397,042)	397,042

Total Investments (total cost $61,652,733) – 99.6%		71,665,103

Cash, Receivables and Other Assets, net of Liabilities – 0.4%		319,575

Net Assets – 100%		$71,984,678

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

18 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$5,227,468	7.3%
Austria	718,627	1.0%
Belgium	1,091,619	1.5%
Denmark	1,081,442	1.5%
Finland	1,862,062	2.6%
France	7,991,991	11.2%
Germany	6,173,953	8.6%
Hong Kong	2,568,151	3.6%
Ireland	586,984	0.8%
Israel	1,120,886	1.6%
Italy	3,040,942	4.2%
Japan	15,187,026	21.2%
Netherlands	3,061,462	4.3%
New Zealand	207,854	0.3%
Norway	707,510	1.0%
Portugal	127,194	0.2%
Singapore	92,169	0.1%
Spain	3,218,635	4.5%
Sweden	852,114	1.2%
Switzerland	2,250,131	3.1%
United Kingdom	13,625,496	19.0%
United States††	871,387	1.2%

Total	$71,665,103	100.0%

††	Includes Cash Equivalents of 0.6%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 19

INTECH U.S. Core Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2013, INTECH U.S. Core Fund’s Class T Shares returned 17.95%. This compares to the 16.31% return posted by the S&P 500 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

The U.S. equity market experienced a strong six-month period, and relative volatility, which refers to stocks moving relative to a benchmark, was reasonably stable for the past six months. This environment tends to be conducive to INTECH’s investment process. In addition, an overall increase in market diversity over the past six months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks. INTECH U.S. Core Fund was underweight, on average, larger cap stocks and overweight, on average, the smaller cap stocks within the S&P 500 Index, which contributed positively to the Fund’s excess return over the period.

From a sector perspective, the Fund’s overweight allocation in the consumer discretionary sector and underweight in energy contributed to the Fund’s outperformance. In addition, the Fund benefited from positive security selection, especially within the financials and information technology sectors. Relative detractors included our holdings in materials and consumer discretionary as well as our underweight in information technology.

OUTLOOK

INTECH attempts to generate a targeted excess return at the least amount of tracking error through all market cycles regardless of the direction the market moves or the magnitude of the move. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market’s direction.

Thank you for your investment in INTECH U.S. Core Fund.

20 | DECEMBER 31, 2013

(unaudited)

INTECH U.S. Core Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Home Depot, Inc. Specialty Retail	2.8%
Comcast Corp. – Class A Media	2.4%
TJX Cos., Inc. Specialty Retail	2.3%
Time Warner, Inc. Media	1.8%
Allstate Corp. Insurance	1.7%

11.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of June 30, 2013

Janus Mathematical Funds | 21

INTECH U.S. Core Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013						Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Core Fund – Class A Shares

NAV	17.91%	34.78%	18.14%	8.34%	10.41%	0.98%

MOP	11.11%	27.05%	16.75%	7.70%	9.81%

INTECH U.S. Core Fund – Class C Shares

NAV	17.43%	33.69%	17.19%	7.52%	9.58%	1.77%

CDSC	16.43%	32.69%	17.19%	7.52%	9.58%

INTECH U.S. Core Fund – Class D Shares(1)	18.03%	34.99%	18.40%	8.62%	10.70%	0.85%

INTECH U.S. Core Fund – Class I Shares	18.10%	35.15%	18.33%	8.59%	10.67%	0.75%

INTECH U.S. Core Fund – Class S Shares	17.80%	34.56%	17.96%	8.15%	10.22%	1.17%

INTECH U.S. Core Fund – Class T Shares	17.95%	34.90%	18.33%	8.59%	10.67%	0.92%

S&P 500® Index	16.31%	32.39%	17.94%	7.41%	9.75%

Morningstar Quartile – Class T Shares	–	2nd	3rd	1st	2nd

Morningstar Ranking – based on total returns for Large Growth Funds	–	686/1,770	889/1,547	305/1,333	364/1,280

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

22 | DECEMBER 31, 2013

(unaudited)

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – February 28, 2003
(1)	Closed to new investors.

Janus Mathematical Funds | 23

INTECH U.S. Core Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,179.10	$5.44	$1,000.00	$1,020.21	$5.04	0.99%

Class C Shares	$1,000.00	$1,174.30	$9.76	$1,000.00	$1,016.23	$9.05	1.78%

Class D Shares	$1,000.00	$1,180.30	$4.45	$1,000.00	$1,021.12	$4.13	0.81%

Class I Shares	$1,000.00	$1,181.00	$3.79	$1,000.00	$1,021.73	$3.52	0.69%

Class S Shares	$1,000.00	$1,178.00	$6.31	$1,000.00	$1,019.41	$5.85	1.15%

Class T Shares	$1,000.00	$1,179.50	$4.89	$1,000.00	$1,020.72	$4.53	0.89%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

24 | DECEMBER 31, 2013

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Common Stock – 99.5%
Aerospace & Defense – 3.6%
33,200	Boeing Co.	$4,531,468
7,400	General Dynamics Corp.	707,070
4,800	L-3 Communications Holdings, Inc.	512,928
22,900	Lockheed Martin Corp.	3,404,314
71,000	Northrop Grumman Corp.	8,137,310
3,400	Precision Castparts Corp.	915,620
30,400	Raytheon Co.	2,757,280
6,900	Rockwell Collins, Inc.	510,048
		21,476,038
Air Freight & Logistics – 0.1%
2,100	FedEx Corp.	301,917
Airlines – 0.5%
3,100	Delta Air Lines, Inc.	85,157
172,200	Southwest Airlines Co.	3,244,248
		3,329,405
Auto Components – 2.0%
32,200	BorgWarner, Inc.	1,800,302
131,900	Delphi Automotive PLC	7,931,147
69,100	Goodyear Tire & Rubber Co.	1,648,035
18,900	Johnson Controls, Inc.	969,570
		12,349,054
Automobiles – 0.4%
90,300	Ford Motor Co.	1,393,329
28,000	General Motors Co.*	1,144,360
		2,537,689
Beverages – 1.5%
11,600	Beam, Inc.	789,496
3,400	Brown-Forman Corp. – Class B	256,938
16,400	Coca-Cola Co.	677,484
82,700	Constellation Brands, Inc. – Class A*	5,820,426
2,700	Monster Beverage Corp.*	182,979
12,400	PepsiCo, Inc.	1,028,456
		8,755,779
Biotechnology – 3.2%
32,400	Amgen, Inc.	3,698,784
22,300	Biogen Idec, Inc.*	6,238,425
19,100	Celgene Corp.*	3,227,136
75,300	Gilead Sciences, Inc.*	5,658,795
2,600	Vertex Pharmaceuticals, Inc.*	193,180
		19,016,320
Capital Markets – 4.2%
34,000	Ameriprise Financial, Inc.	3,911,700
18,600	BlackRock, Inc.	5,886,342
132,200	Charles Schwab Corp.	3,437,200
70,000	E*TRADE Financial Corp.*	1,374,800
19,000	Goldman Sachs Group, Inc.	3,367,940
100,300	State Street Corp.	7,361,017
		25,338,999
Chemicals – 3.1%
6,700	Air Products & Chemicals, Inc.	748,926
4,200	Airgas, Inc.	469,770
1,500	CF Industries Holdings, Inc.	349,560
5,100	Dow Chemical Co.	226,440
7,200	E.I. du Pont de Nemours & Co.	467,784
4,700	Eastman Chemical Co.	379,290
5,400	Ecolab, Inc.	563,058
22,400	FMC Corp.	1,690,304
2,100	International Flavors & Fragrances, Inc.	180,558
7,500	LyondellBasell Industries N.V. – Class A	602,100
3,100	Monsanto Co.	361,305
26,500	PPG Industries, Inc.	5,025,990
12,300	Praxair, Inc.	1,599,369
30,800	Sherwin-Williams Co.	5,651,800
6,900	Sigma-Aldrich Corp.	648,669
		18,964,923
Commercial Banks – 1.6%
77,100	BB&T Corp.	2,877,372
12,700	Comerica, Inc.	603,758
22,200	Fifth Third Bancorp	466,866
32,400	Huntington Bancshares, Inc.	312,660
61,500	KeyCorp	825,330
17,100	M&T Bank Corp.	1,990,782
2,000	PNC Financial Services Group, Inc.	155,160
44,400	Regions Financial Corp.	439,116
7,300	SunTrust Banks, Inc.	268,713
11,300	U.S. Bancorp	456,520
27,980	Wells Fargo & Co.	1,270,292
3,500	Zions Bancorp	104,860
		9,771,429
Commercial Services & Supplies – 0.6%
36,300	Cintas Corp.	2,163,117
16,100	Republic Services, Inc.	534,520
2,500	Stericycle, Inc.*	290,425
17,100	Waste Management, Inc.	767,277
		3,755,339
Communications Equipment – 0.3%
16,000	Cisco Systems, Inc.	359,200
19,000	Harris Corp.	1,326,390
4,600	QUALCOMM, Inc.	341,550
		2,027,140
Computers & Peripherals – 2.0%
11,500	Apple, Inc.	6,452,765
15,800	EMC Corp.	397,370
47,000	Hewlett-Packard Co.	1,315,060
21,000	NetApp, Inc.	863,940
4,600	Seagate Technology PLC	258,336
33,700	Western Digital Corp.	2,827,430
		12,114,901
Construction & Engineering – 0.2%
23,200	Jacobs Engineering Group, Inc.*	1,461,368
Consumer Finance – 1.5%
29,500	American Express Co.	2,676,535
49,700	Discover Financial Services	2,780,715
133,000	SLM Corp.	3,495,240
		8,952,490
Containers & Packaging – 0.6%
15,300	Avery Dennison Corp.	767,907
2,800	Ball Corp.	144,648
39,500	Bemis Co., Inc.	1,617,920
1,500	Owens-Illinois, Inc.*	53,670
37,100	Sealed Air Corp.	1,263,255
		3,847,400

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 25

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Diversified Consumer Services – 0.7%
147,300	H&R Block, Inc.	$4,277,592
Diversified Financial Services – 2.4%
29,800	Bank of America Corp.	463,986
5,500	Berkshire Hathaway, Inc. – Class B*	652,080
21,700	Citigroup, Inc.	1,130,787
32,300	CME Group, Inc.	2,534,258
18,606	IntercontinentalExchange Group, Inc.	4,184,862
39,726	JPMorgan Chase & Co.	2,323,176
20,700	McGraw Hill Financial, Inc.	1,618,740
9,600	Moody’s Corp.	753,312
17,500	NASDAQ OMX Group, Inc.	696,500
		14,357,701
Diversified Telecommunication Services – 0.7%
100,658	AT&T, Inc.	3,539,135
46,200	Frontier Communications Corp.	214,830
5,700	Verizon Communications, Inc.	280,098
		4,034,063
Electric Utilities – 1.1%
55,412	Duke Energy Corp.	3,823,982
4,700	Edison International	217,610
9,700	Entergy Corp.	613,719
15,600	Exelon Corp.	427,284
7,300	NextEra Energy, Inc.	625,026
39,600	PPL Corp.	1,191,564
		6,899,185
Electrical Equipment – 0.8%
51,683	Eaton Corp. PLC	3,934,110
6,000	Rockwell Automation, Inc.	708,960
2,600	Roper Industries, Inc.	360,568
		5,003,638
Electronic Equipment, Instruments & Components – 0.7%
2,500	Corning, Inc.	44,550
56,900	FLIR Systems, Inc.	1,712,690
72,700	Jabil Circuit, Inc.	1,267,888
21,900	TE Connectivity, Ltd. (U.S. Shares)	1,206,909
		4,232,037
Energy Equipment & Services – 0.4%
13,800	Halliburton Co.	700,350
8,600	Nabors Industries, Ltd.	146,114
1,800	National Oilwell Varco, Inc.	143,154
11,400	Rowan Cos. PLC – Class A*	403,104
5,600	Schlumberger, Ltd. (U.S. Shares)	504,616
5,000	Transocean, Ltd. (U.S. Shares)	247,100
		2,144,438
Food & Staples Retailing – 2.2%
2,200	Costco Wholesale Corp.	261,822
4,400	CVS Caremark Corp.	314,908
126,200	Kroger Co.	4,988,686
9,400	Safeway, Inc.	306,158
43,300	Wal-Mart Stores, Inc.	3,407,277
64,000	Walgreen Co.	3,676,160
3,000	Whole Foods Market, Inc.	173,490
		13,128,501
Food Products – 3.4%
37,700	Campbell Soup Co.	1,631,656
147,600	ConAgra Foods, Inc.	4,974,120
22,200	General Mills, Inc.	1,108,002
21,200	Hershey Co.	2,061,276
88,100	Hormel Foods Corp.	3,979,477
10,300	J.M. Smucker Co.	1,067,286
15,700	Kellogg Co.	958,799
21,100	McCormick & Co., Inc.	1,454,212
7,100	Mead Johnson Nutrition Co.	594,696
75,300	Tyson Foods, Inc. – Class A	2,519,538
		20,349,062
Gas Utilities – 0.1%
8,200	AGL Resources, Inc.	387,286
8,000	ONEOK, Inc.	497,440
		884,726
Health Care Equipment & Supplies – 2.3%
6,600	Abbott Laboratories	252,978
21,200	Baxter International, Inc.	1,474,460
15,100	Becton, Dickinson and Co.	1,668,399
434,700	Boston Scientific Corp.*	5,225,094
6,100	C.R. Bard, Inc.	817,034
34,700	CareFusion Corp.*	1,381,754
1,300	Edwards Lifesciences Corp.*	85,488
3,300	Intuitive Surgical, Inc.*	1,267,464
2,600	Medtronic, Inc.	149,214
18,600	St. Jude Medical, Inc.	1,152,270
2,100	Stryker Corp.	157,794
		13,631,949
Health Care Providers & Services – 4.9%
64,663	Aetna, Inc.	4,435,235
55,400	AmerisourceBergen Corp.	3,895,174
7,100	Cardinal Health, Inc.	474,351
53,100	Cigna Corp.	4,645,188
62,000	DaVita HealthCare Partners, Inc.*	3,928,940
15,700	Express Scripts Holding Co.*	1,102,768
25,600	Humana, Inc.	2,642,432
20,400	Laboratory Corp. of America Holdings*	1,863,948
2,500	McKesson Corp.	403,500
5,600	Patterson Cos., Inc.	230,720
15,800	Quest Diagnostics, Inc.	845,932
16,200	UnitedHealth Group, Inc.	1,219,860
38,800	WellPoint, Inc.	3,584,732
		29,272,780
Hotels, Restaurants & Leisure – 0.9%
7,600	Carnival Corp. (U.S. Shares)	305,292
1,400	Chipotle Mexican Grill, Inc.*	745,892
13,500	International Game Technology	245,160
23,000	McDonald’s Corp.	2,231,690
13,700	Starbucks Corp.	1,073,943
2,800	Wyndham Worldwide Corp.	206,332
1,400	Wynn Resorts, Ltd.	271,894
7,600	Yum! Brands, Inc.	574,636
		5,654,839
Household Durables – 0.6%
7,200	Garmin, Ltd.	332,784
15,100	Harman International Industries, Inc.	1,235,935
1,800	Mohawk Industries, Inc.*	268,020
63,300	Newell Rubbermaid, Inc.	2,051,553
		3,888,292

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

26 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Household Products – 0.8%
6,300	Clorox Co.	$584,388
15,600	Colgate-Palmolive Co.	1,017,276
26,000	Kimberly-Clark Corp.	2,715,960
6,900	Procter & Gamble Co.	561,729
		4,879,353
Independent Power Producers & Energy Traders – 0.2%
14,200	AES Corp.	206,042
45,400	NRG Energy, Inc.	1,303,888
		1,509,930
Industrial Conglomerates – 0.2%
3,000	3M Co.	420,750
19,000	General Electric Co.	532,570
		953,320
Information Technology Services – 3.3%
8,000	Accenture PLC – Class A (U.S. Shares)	657,760
1,400	Alliance Data Systems Corp.*	368,102
3,000	Automatic Data Processing, Inc.	242,430
1,700	Cognizant Technology Solutions Corp. – Class A*	171,666
76,800	Computer Sciences Corp.	4,291,584
55,000	Fidelity National Information Services, Inc.	2,952,400
2,400	Fiserv, Inc.*	141,720
21,800	International Business Machines Corp.	4,089,026
1,200	MasterCard, Inc. – Class A	1,002,552
11,700	Paychex, Inc.	532,701
49,800	Total System Services, Inc.	1,657,344
15,300	Visa, Inc. – Class A	3,407,004
6,300	Western Union Co.	108,675
		19,622,964
Insurance – 7.4%
58,500	AFLAC, Inc.	3,907,800
184,600	Allstate Corp.	10,068,084
41,600	Aon PLC	3,489,824
65,600	Assurant, Inc.	4,353,872
29,800	Cincinnati Financial Corp.	1,560,626
26,900	Hartford Financial Services Group, Inc.	974,587
48,200	Lincoln National Corp.	2,488,084
5,600	Marsh & McLennan Cos., Inc.	270,816
18,800	MetLife, Inc.	1,013,696
48,400	Principal Financial Group, Inc.	2,386,604
21,000	Prudential Financial, Inc.	1,936,620
27,800	Torchmark Corp.	2,172,570
28,600	Travelers Cos., Inc.	2,589,444
112,600	Unum Group	3,950,008
110,600	XL Group PLC	3,521,504
		44,684,139
Internet & Catalog Retail – 0.6%
2,100	Netflix, Inc.*	773,157
1,900	priceline.com, Inc.*	2,208,560
8,200	TripAdvisor, Inc.*	679,206
		3,660,923
Internet Software & Services – 2.4%
50,500	Facebook, Inc. – Class A*	2,760,330
4,900	Google, Inc. – Class A*	5,491,479
2,200	VeriSign, Inc.	131,516
152,100	Yahoo!, Inc.*	6,150,924
		14,534,249
Leisure Equipment & Products – 0.2%
15,500	Hasbro, Inc.	852,655
3,600	Mattel, Inc.	171,288
		1,023,943
Life Sciences Tools & Services – 1.4%
3,000	Agilent Technologies, Inc.	171,570
38,700	Life Technologies Corp.*	2,933,460
7,600	PerkinElmer, Inc.	313,348
43,600	Thermo Fisher Scientific, Inc.	4,854,860
		8,273,238
Machinery – 1.5%
31,300	Dover Corp.	3,021,702
36,100	Flowserve Corp.	2,845,763
1,500	Illinois Tool Works, Inc.	126,120
28,600	Snap-on, Inc.	3,132,272
		9,125,857
Media – 9.3%
27,500	Cablevision Systems Corp. – Class A	493,075
5,200	CBS Corp. – Class B	331,448
278,000	Comcast Corp. – Class A	14,446,270
13,800	DIRECTV*	953,442
35,200	Discovery Communications, Inc. – Class A*	3,182,784
2,100	Graham Holdings Co.	1,392,972
52,200	Interpublic Group of Cos., Inc.	923,940
31,100	News Corp. – Class A*	560,422
33,500	Scripps Networks Interactive, Inc. – Class A	2,894,735
26,100	Time Warner Cable, Inc.	3,536,550
157,600	Time Warner, Inc.	10,987,872
167,000	Twenty-First Century Fox, Inc.	5,875,060
20,600	Viacom, Inc. – Class B	1,799,204
112,300	Walt Disney Co.	8,579,720
		55,957,494
Metals & Mining – 0.2%
19,200	Alcoa, Inc.	204,096
6,800	Cliffs Natural Resources, Inc.	178,228
6,600	Freeport-McMoRan Copper & Gold, Inc.	249,084
19,100	Newmont Mining Corp.	439,873
5,700	United States Steel Corp.	168,150
		1,239,431
Multi-Utilities – 1.6%
3,500	Ameren Corp.	126,560
37,400	CMS Energy Corp.	1,001,198
3,100	Consolidated Edison, Inc.	171,368
7,800	Dominion Resources, Inc.	504,582
4,100	DTE Energy Co.	272,199
45,300	NiSource, Inc.	1,489,464
17,900	Public Service Enterprise Group, Inc.	573,516
3,800	SCANA Corp.	178,334
42,400	Sempra Energy	3,805,824
33,000	Wisconsin Energy Corp.	1,364,220
		9,487,265
Multiline Retail – 0.4%
7,100	Dollar General Corp.*	428,272
9,700	Dollar Tree, Inc.*	547,274
7,500	Family Dollar Stores, Inc.	487,275
7,000	Macy’s, Inc.	373,800
9,000	Target Corp.	569,430
		2,406,051

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 27

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Office Electronics – 0.1%
30,900	Xerox Corp.	$376,053
Oil, Gas & Consumable Fuels – 3.3%
1,300	Anadarko Petroleum Corp.	103,116
2,000	Apache Corp.	171,880
73,800	Cabot Oil & Gas Corp.	2,860,488
37,900	Chesapeake Energy Corp.	1,028,606
5,430	Chevron Corp.	678,261
18,200	ConocoPhillips	1,285,830
13,500	CONSOL Energy, Inc.	513,540
3,100	Devon Energy Corp.	191,797
10,800	EOG Resources, Inc.	1,812,672
43,200	EQT Corp.	3,878,496
7,000	Exxon Mobil Corp.	708,400
5,000	Hess Corp.	415,000
19,000	Marathon Petroleum Corp.	1,742,870
3,400	Murphy Oil Corp.	220,592
5,000	Occidental Petroleum Corp.	475,500
24,900	Peabody Energy Corp.	486,297
3,600	Pioneer Natural Resources Co.	662,652
1,900	Range Resources Corp.	160,189
4,500	Southwestern Energy Co.*	176,985
28,800	Spectra Energy Corp.	1,025,856
2,400	Valero Energy Corp.	120,960
16,700	Williams Cos., Inc.	644,119
14,800	WPX Energy, Inc.*	301,624
		19,665,730
Personal Products – 0.1%
23,100	Avon Products, Inc.	397,782
Pharmaceuticals – 4.0%
6,300	AbbVie, Inc.	332,703
42,100	Actavis PLC*	7,072,800
116,500	Bristol-Myers Squibb Co.	6,191,975
13,400	Eli Lilly & Co.	683,400
2,600	Forest Laboratories, Inc.*	156,078
13,200	Hospira, Inc.*	544,896
7,800	Johnson & Johnson	714,402
50,386	Merck & Co., Inc.	2,521,820
115,200	Mylan, Inc.*	4,999,680
2,900	Pfizer, Inc.	88,827
18,400	Zoetis, Inc.	601,496
		23,908,077
Professional Services – 1.0%
18,400	Dun & Bradstreet Corp.	2,258,600
40,000	Equifax, Inc.	2,763,600
25,700	Nielsen Holdings N.V.	1,179,373
		6,201,573
Real Estate Investment Trusts (REITs) – 0.8%
2,200	Apartment Investment & Management Co. – Class A	57,002
20,500	General Growth Properties, Inc.	411,435
9,100	Public Storage	1,369,732
90,600	Weyerhaeuser Co.	2,860,242
		4,698,411
Road & Rail – 0.1%
1,600	Norfolk Southern Corp.	148,528
2,600	Union Pacific Corp.	436,800
		585,328
Semiconductor & Semiconductor Equipment – 0.8%
71,000	Applied Materials, Inc.	1,255,990
24,000	Intel Corp.	623,040
3,900	Linear Technology Corp.	177,645
27,200	LSI Corp.	299,744
70,900	Micron Technology, Inc.*	1,542,784
14,300	Xilinx, Inc.	656,656
		4,555,859
Software – 1.6%
38,500	Adobe Systems, Inc.*	2,305,380
3,500	Autodesk, Inc.*	176,155
46,100	CA, Inc.	1,551,265
1,800	Citrix Systems, Inc.*	113,850
87,700	Electronic Arts, Inc.*	2,011,838
54,900	Microsoft Corp.	2,054,907
58,300	Symantec Corp.	1,374,714
		9,588,109
Specialty Retail – 8.0%
1,300	AutoZone, Inc.*	621,322
8,900	Bed Bath & Beyond, Inc.*	714,670
44,500	Best Buy Co., Inc.	1,774,660
42,200	GameStop Corp. – Class A	2,078,772
105,100	Gap, Inc.	4,107,308
208,400	Home Depot, Inc.	17,159,656
22,600	L Brands, Inc.	1,397,810
19,900	Lowe’s Cos., Inc.	986,045
8,300	O’Reilly Automotive, Inc.*	1,068,293
44,500	Ross Stores, Inc.	3,334,385
22,900	Staples, Inc.	363,881
8,700	Tiffany & Co.	807,186
215,500	TJX Cos., Inc.	13,733,815
		48,147,803
Textiles, Apparel & Luxury Goods – 0.6%
3,100	Coach, Inc.	174,003
7,900	Michael Kors Holdings, Ltd.*	641,401
7,900	NIKE, Inc. – Class B	621,256
3,900	PVH Corp.	530,478
25,200	VF Corp.	1,570,968
		3,538,106
Thrifts & Mortgage Finance – 0.1%
43,600	Hudson City Bancorp, Inc.	411,148
13,300	People’s United Financial, Inc.	201,096
		612,244
Tobacco – 0.9%
80,700	Altria Group, Inc.	3,098,073
19,300	Lorillard, Inc.	978,124
32,000	Reynolds American, Inc.	1,599,680
		5,675,877
Trading Companies & Distributors – 0.9%
20,400	W.W. Grainger, Inc.	5,210,568
Wireless Telecommunication Services – 1.1%
91,800	Crown Castle International Corp.*	6,740,874

Total Common Stock (cost $463,316,620)		599,019,545

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

28 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Money Market – 0.6%
3,680,427	Janus Cash Liquidity Fund LLC, 0%£ (cost $3,680,427)	$3,680,427

Total Investments (total cost $466,997,047) – 100.1%		602,699,972

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(332,141)

Net Assets – 100%		$602,367,831

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Switzerland	$247,100	0.0%
United States††	602,452,872	100.0%

Total	$602,699,972	100.0%

††	Includes Cash Equivalents of 0.6%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 29

INTECH U.S. Growth Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2013, INTECH U.S. Growth Fund returned 19.26% for its Class S Shares. This compares to the 19.39% return posted by the Russell 1000 Growth Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

U.S. growth stocks experienced a strong six-month period, and relative volatility, which refers to stocks moving relative to a benchmark, was reasonably stable. This environment tends to be conducive to INTECH’s investment process. In addition, an overall increase in market diversity over the past six months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks. INTECH U.S. Growth Fund was underweight, on average, larger cap stocks and overweight, on average, the smaller cap stocks within the Russell 1000 Growth Index, which contributed positively to the Fund’s returns.

From a sector perspective, the Fund’s underweight allocation to the information technology sector detracted from the Fund’s relative return for the period. Our overweight in financials also weighed on performance. However, these negative effects were more than offset by favorable security selection, which is a residual of the investment process, especially within the health care and industrials sectors.

In INTECH’s history, which spans more than 26 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital.

OUTLOOK

INTECH attempts to generate a targeted excess return at the least amount of tracking error through all market cycles regardless of the direction the market moves or the magnitude of the move. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market’s direction.

Thank you for your investment in INTECH U.S. Growth Fund.

30 | DECEMBER 31, 2013

(unaudited)

INTECH U.S. Growth Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

International Business Machines Corp. Information Technology Services	1.8%
Apple, Inc. Computers & Peripherals	1.5%
Actavis PLC Pharmaceuticals	1.2%
Sherwin-Williams Co. Chemicals	1.1%
Visa, Inc. – Class A Information Technology Services	1.0%

6.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of June 30, 2013

Janus Mathematical Funds | 31

INTECH U.S. Growth Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013						Expense Ratios – per the October 28, 2013 prospectus
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

INTECH U.S. Growth Fund – Class A Shares

NAV	19.33%	34.00%	19.85%	7.10%	8.62%	0.90%

MOP	12.50%	26.32%	18.44%	6.69%	8.24%

INTECH U.S. Growth Fund – Class C Shares

NAV	18.97%	33.13%	18.86%	6.48%	8.00%	1.60%

CDSC	17.97%	32.13%	18.86%	6.48%	8.00%

INTECH U.S. Growth Fund – Class I Shares	19.53%	34.44%	20.18%	7.10%	8.62%	0.58%

INTECH U.S. Growth Fund – Class S Shares	19.26%	33.82%	19.62%	7.10%	8.62%	1.06%

INTECH U.S. Growth Fund – Class T Shares	19.45%	34.14%	19.62%	7.10%	8.62%	0.81%

Russell 1000® Growth Index	19.39%	33.48%	20.39%	7.83%	9.33%

Morningstar Quartile – Class S Shares	–	2nd	2nd	3rd	3rd

Morningstar Ranking – based on total returns for Large Growth Funds	–	864/1,770	549/1,547	842/1,333	777/1,272

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

32 | DECEMBER 31, 2013

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of one or more share classes of the predecessor fund, calculated using the fees and expenses of one or more share classes accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class S Shares.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – January 2, 2003

Janus Mathematical Funds | 33

INTECH U.S. Growth Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,193.30	$5.36	$1,000.00	$1,020.32	$4.94	0.97%

Class C Shares	$1,000.00	$1,189.70	$8.89	$1,000.00	$1,017.09	$8.19	1.61%

Class I Shares	$1,000.00	$1,195.30	$3.43	$1,000.00	$1,022.08	$3.16	0.62%

Class S Shares	$1,000.00	$1,192.60	$5.91	$1,000.00	$1,019.81	$5.45	1.07%

Class T Shares	$1,000.00	$1,194.50	$4.59	$1,000.00	$1,021.02	$4.23	0.83%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

34 | DECEMBER 31, 2013

INTECH U.S. Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Common Stock – 99.4%
Aerospace & Defense – 3.9%
21,600	B/E Aerospace, Inc.*	$1,879,848
12,100	Boeing Co.	1,651,529
23,000	Hexcel Corp.*	1,027,870
3,800	Honeywell International, Inc.	347,206
14,500	Huntington Ingalls Industries, Inc.	1,305,145
14,300	Lockheed Martin Corp.	2,125,838
1,800	Precision Castparts Corp.	484,740
12,900	Rockwell Collins, Inc.	953,568
8,100	TransDigm Group, Inc.	1,304,262
8,600	United Technologies Corp.	978,680
		12,058,686
Air Freight & Logistics – 0.2%
2,200	C.H. Robinson Worldwide, Inc.	128,348
3,300	Expeditors International of Washington, Inc.	146,025
3,700	United Parcel Service, Inc. – Class B	388,796
		663,169
Airlines – 0.7%
3,400	American Airlines Group, Inc.*	85,850
6,900	Copa Holdings S.A. – Class A	1,104,759
23,000	Delta Air Lines, Inc.	631,810
10,700	Southwest Airlines Co.	201,588
		2,024,007
Auto Components – 1.7%
18,800	BorgWarner, Inc.	1,051,108
25,500	Delphi Automotive PLC	1,533,315
6,500	Gentex Corp.	214,435
57,700	Goodyear Tire & Rubber Co.	1,376,145
4,900	Lear Corp.	396,753
8,300	Visteon Corp.*	679,687
		5,251,443
Automobiles – 1.4%
58,900	Ford Motor Co.	908,827
3,600	Harley-Davidson, Inc.	249,264
15,200	Tesla Motors, Inc.*	2,285,776
14,400	Thor Industries, Inc.	795,312
		4,239,179
Beverages – 1.4%
4,100	Brown-Forman Corp. – Class B	309,837
37,500	Coca-Cola Co.	1,549,125
8,600	Coca-Cola Enterprises, Inc.	379,518
13,300	Constellation Brands, Inc. – Class A*	936,054
2,000	Dr. Pepper Snapple Group, Inc.	97,440
11,800	PepsiCo, Inc.	978,692
		4,250,666
Biotechnology – 3.2%
19,800	Amgen, Inc.	2,260,368
3,300	Biogen Idec, Inc.*	923,175
7,100	Celgene Corp.*	1,199,616
700	Cubist Pharmaceuticals, Inc.*	48,209
29,600	Gilead Sciences, Inc.*	2,224,440
1,900	Medivation, Inc.*	121,258
3,300	Perrigo Co. PLC	506,418
1,500	Pharmacyclics, Inc.*	158,670
100	Regeneron Pharmaceuticals, Inc.*	27,524
5,200	Seattle Genetics, Inc.*	207,428
19,900	United Therapeutics Corp.*	2,250,292
		9,927,398
Building Products – 0.1%
2,500	A.O. Smith Corp.	134,850
1,600	Lennox International, Inc.	136,096
		270,946
Capital Markets – 0.6%
3,300	Ameriprise Financial, Inc.	379,665
10,000	Charles Schwab Corp.	260,000
12,700	Federated Investors, Inc. – Class B	365,760
5,500	LPL Financial Holdings, Inc.	258,665
10,800	SEI Investments Co.	375,084
2,500	Waddell & Reed Financial, Inc. – Class A	162,800
		1,801,974
Chemicals – 3.1%
3,800	Airgas, Inc.	425,030
4,200	Celanese Corp.	232,302
8,200	Dow Chemical Co.	364,080
11,200	E.I. du Pont de Nemours & Co.	727,664
11,014	Ecolab, Inc.	1,148,430
7,300	FMC Corp.	550,858
5,900	LyondellBasell Industries N.V. – Class A	473,652
3,200	Monsanto Co.	372,960
200	NewMarket Corp.	66,830
900	PPG Industries, Inc.	170,694
2,000	Praxair, Inc.	260,060
2,100	RPM International, Inc.	87,171
8,300	Scotts Miracle-Gro Co. – Class A	516,426
18,100	Sherwin-Williams Co.	3,321,350
2,400	Sigma-Aldrich Corp.	225,624
1,600	Westlake Chemical Corp.	195,312
4,000	WR Grace & Co.*	395,480
		9,533,923
Commercial Banks – 0%
1,200	Signature Bank*	128,904
Commercial Services & Supplies – 1.2%
7,600	Cintas Corp.	452,884
2,100	Clean Harbors, Inc.*	125,916
18,100	KAR Auction Services, Inc.	534,855
4,400	Pitney Bowes, Inc.	102,520
34,800	R.R. Donnelley & Sons Co.	705,744
6,900	Stericycle, Inc.*	801,573
11,100	Waste Connections, Inc.	484,293
8,900	Waste Management, Inc.	399,343
		3,607,128
Communications Equipment – 0.7%
9,200	Harris Corp.	642,252
3,500	Motorola Solutions, Inc.	236,250
6,800	QUALCOMM, Inc.	504,900
34,900	Riverbed Technology, Inc.*	630,992
		2,014,394
Computers & Peripherals – 2.2%
3,900	3D Systems Corp.*	362,427
8,200	Apple, Inc.	4,601,102
5,700	EMC Corp.	143,355
28,400	NCR Corp.*	967,304

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 35

INTECH U.S. Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Computers & Peripherals – (continued)
14,700	NetApp, Inc.	$604,758
1,300	Stratasys, Ltd.*	175,110
		6,854,056
Construction & Engineering – 0.3%
4,200	AECOM Technology Corp.*	123,606
6,600	Chicago Bridge & Iron Co. N.V.	548,724
1,700	Fluor Corp.	136,493
		808,823
Consumer Finance – 0.7%
22,900	American Express Co.	2,077,717
Containers & Packaging – 1.5%
2,900	Aptargroup, Inc.	196,649
4,900	Ball Corp.	253,134
10,800	Bemis Co., Inc.	442,368
2,600	Crown Holdings, Inc.*	115,882
48,000	Packaging Corp. of America	3,037,440
9,200	Sealed Air Corp.	313,260
6,200	Silgan Holdings, Inc.	297,724
		4,656,457
Distributors – 0.2%
1,100	Genuine Parts Co.	91,509
20,600	LKQ Corp.*	677,740
		769,249
Diversified Consumer Services – 0.2%
23,700	H&R Block, Inc.	688,248
Diversified Financial Services – 1.6%
37,700	CBOE Holdings, Inc.	1,958,892
1,900	IntercontinentalExchange Group, Inc.	427,348
27,900	McGraw Hill Financial, Inc.	2,181,780
8,200	MSCI, Inc.*	358,504
		4,926,524
Diversified Telecommunication Services – 0.4%
5,000	Level 3 Communications, Inc.*	165,850
21,800	tw telecom, inc.*	664,246
5,000	Verizon Communications, Inc.	245,700
10,400	Windstream Holdings, Inc.	82,992
		1,158,788
Electric Utilities – 0.3%
10,100	ITC Holdings Corp.	967,782
Electrical Equipment – 0.7%
8,500	Babcock & Wilcox Co.	290,615
7,300	Emerson Electric Co.	512,314
2,700	Hubbell, Inc. – Class B	294,030
4,600	Rockwell Automation, Inc.	543,536
3,500	Roper Industries, Inc.	485,380
		2,125,875
Electronic Equipment, Instruments & Components – 0.3%
1,300	Amphenol Corp. – Class A	115,934
14,800	FLIR Systems, Inc.	445,480
7,200	National Instruments Corp.	230,544
		791,958
Energy Equipment & Services – 1.2%
2,100	Atwood Oceanics, Inc.*	112,119
3,500	Baker Hughes, Inc.	193,410
5,400	Dril-Quip, Inc.*	593,622
17,600	Halliburton Co.	893,200
1,100	Oceaneering International, Inc.	86,768
5,400	Schlumberger, Ltd. (U.S. Shares)	486,594
30,400	Seadrill, Ltd.	1,248,832
		3,614,545
Food & Staples Retailing – 2.0%
10,200	Costco Wholesale Corp.	1,213,902
11,700	CVS Caremark Corp.	837,369
13,300	Fresh Market, Inc.*	538,650
35,200	Kroger Co.	1,391,456
6,600	Safeway, Inc.	214,962
10,000	Sysco Corp.	361,000
3,900	Wal-Mart Stores, Inc.	306,891
10,800	Walgreen Co.	620,352
9,400	Whole Foods Market, Inc.	543,602
		6,028,184
Food Products – 3.1%
5,800	Archer-Daniels-Midland Co.	251,720
18,200	Campbell Soup Co.	787,696
22,100	General Mills, Inc.	1,103,011
10,600	Green Mountain Coffee Roasters, Inc.	801,148
13,200	Hershey Co.	1,283,436
4,200	Hillshire Brands Co.	140,448
16,800	Hormel Foods Corp.	758,856
7,500	J.M. Smucker Co.	777,150
17,200	Kellogg Co.	1,050,404
3,900	Kraft Foods Group, Inc.	210,288
31,000	McCormick & Co., Inc.	2,136,520
10,000	WhiteWave Foods Co. – Class A*	229,400
		9,530,077
Gas Utilities – 0%
1,600	ONEOK, Inc.	99,488
Health Care Equipment & Supplies – 2.1%
10,700	Baxter International, Inc.	744,185
9,000	Becton, Dickinson and Co.	994,410
5,400	C.R. Bard, Inc.	723,276
12,500	Cooper Cos., Inc.	1,548,000
2,500	DENTSPLY International, Inc.	121,200
6,100	IDEXX Laboratories, Inc.*	648,857
12,200	ResMed, Inc.	574,376
1,800	Sirona Dental Systems, Inc.*	126,360
11,000	St. Jude Medical, Inc.	681,450
2,900	Stryker Corp.	217,906
2,400	Varian Medical Systems, Inc.*	186,456
		6,566,476
Health Care Providers & Services – 2.8%
20,600	Aetna, Inc.	1,412,954
19,800	AmerisourceBergen Corp.	1,392,138
10,300	Cigna Corp.	901,044
1,000	DaVita HealthCare Partners, Inc.*	63,370
15,235	Express Scripts Holding Co.*	1,070,106
4,500	HCA Holdings, Inc.	214,695
17,100	Health Management Associates, Inc. – Class A*	224,010
6,700	Henry Schein, Inc.*	765,542
12,600	Laboratory Corp. of America Holdings*	1,151,262
1,300	McKesson Corp.	209,820
6,400	MEDNAX, Inc.*	341,632
10,700	Patterson Cos., Inc.	440,840

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

36 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Health Care Providers & Services – (continued)
2,700	Quest Diagnostics, Inc.	$144,558
1,600	Universal Health Services, Inc. – Class B	130,016
		8,461,987
Hotels, Restaurants & Leisure – 2.4%
13,700	Bally Technologies, Inc.*	1,074,765
2,100	Brinker International, Inc.	97,314
15,400	Burger King Worldwide, Inc.	352,044
1,400	Chipotle Mexican Grill, Inc.*	745,892
13,100	Domino’s Pizza, Inc.	912,415
14,800	Dunkin’ Brands Group, Inc.	713,360
29,400	International Game Technology	533,904
3,200	Las Vegas Sands Corp.	252,384
12,800	McDonald’s Corp.	1,241,984
2,000	Panera Bread Co. – Class A*	353,380
5,400	Starbucks Corp.	423,306
2,800	Wynn Resorts, Ltd.	543,788
		7,244,536
Household Durables – 0.1%
3,400	Tupperware Brands Corp.	321,402
700	Whirlpool Corp.	109,802
		431,204
Household Products – 2.0%
15,800	Church & Dwight Co., Inc.	1,047,224
4,900	Clorox Co.	454,524
30,400	Colgate-Palmolive Co.	1,982,384
24,900	Kimberly-Clark Corp.	2,601,054
		6,085,186
Independent Power Producers & Energy Traders – 0%
3,400	Calpine Corp.*	66,334
Industrial Conglomerates – 1.0%
20,000	3M Co.	2,805,000
3,400	Danaher Corp.	262,480
		3,067,480
Information Technology Services – 9.4%
29,100	Accenture PLC – Class A (U.S. Shares)	2,392,602
11,700	Alliance Data Systems Corp.*	3,076,281
27,900	Automatic Data Processing, Inc.	2,254,599
15,900	Broadridge Financial Solutions, Inc.	628,368
5,600	Cognizant Technology Solutions Corp. – Class A*	565,488
2,900	DST Systems, Inc.	263,146
6,800	Fidelity National Information Services, Inc.	365,024
11,800	Fiserv, Inc.*	696,790
19,200	FleetCor Technologies, Inc.*	2,249,664
10,800	Gartner, Inc.*	767,340
32,300	Genpact, Ltd.	593,351
28,800	International Business Machines Corp.	5,402,016
13,600	Jack Henry & Associates, Inc.	805,256
34,900	Lender Processing Services, Inc.	1,304,562
500	MasterCard, Inc. – Class A	417,730
1,000	NeuStar, Inc. – Class A*	49,860
25,900	Paychex, Inc.	1,179,227
10,300	Total System Services, Inc.	342,784
45,900	Vantiv, Inc. – Class A*	1,496,799
14,400	Visa, Inc. – Class A	3,206,592
37,600	Western Union Co.	648,600
		28,706,079
Insurance – 2.5%
7,000	Allied World Assurance Co. Holdings A.G.	789,670
6,700	American Financial Group, Inc.	386,724
7,600	Aon PLC	637,564
5,700	Arch Capital Group, Ltd.*	340,233
5,800	Arthur J. Gallagher & Co.	272,194
8,300	Axis Capital Holdings, Ltd.	394,831
2,600	Brown & Brown, Inc.	81,614
5,200	Endurance Specialty Holdings, Ltd.	305,084
12,200	Hanover Insurance Group, Inc.	728,462
2,900	Loews Corp.	139,896
35,700	Marsh & McLennan Cos., Inc.	1,726,452
4,000	Progressive Corp.	109,080
14,400	Prudential Financial, Inc.	1,327,968
3,900	Travelers Cos., Inc.	353,106
1,600	Validus Holdings, Ltd.	64,464
		7,657,342
Internet & Catalog Retail – 1.6%
2,000	Amazon.com, Inc.*	797,580
1,400	Expedia, Inc.	97,524
67,900	Groupon, Inc.*	799,183
700	Liberty Ventures*	85,813
2,400	Netflix, Inc.*	883,608
1,100	priceline.com, Inc.*	1,278,640
12,900	TripAdvisor, Inc.*	1,068,507
		5,010,855
Internet Software & Services – 2.6%
3,800	Akamai Technologies, Inc.*	179,284
6,600	eBay, Inc.*	362,274
30,500	Facebook, Inc. – Class A*	1,667,130
2,800	Google, Inc. – Class A*	3,137,988
17,100	IAC / InterActiveCorp	1,174,599
3,200	LinkedIn Corp. – Class A*	693,856
15,100	Pandora Media, Inc.*	401,660
2,500	Rackspace Hosting, Inc.*	97,825
1,800	Twitter, Inc.*	114,570
2,400	VeriSign, Inc.	143,472
		7,972,658
Leisure Equipment & Products – 1.0%
18,400	Hasbro, Inc.	1,012,184
19,200	Mattel, Inc.	913,536
8,700	Polaris Industries, Inc.	1,267,068
		3,192,788
Life Sciences Tools & Services – 2.0%
6,900	Agilent Technologies, Inc.	394,611
12,300	Bruker Corp.*	243,171
1,200	Charles River Laboratories International, Inc.*	63,648
1,900	Covance, Inc.*	167,314
21,800	Illumina, Inc.*	2,411,516
20,800	Life Technologies Corp.*	1,576,640
1,000	Mettler-Toledo International, Inc.*	242,590
6,400	Techne Corp.	605,888
3,200	Waters Corp.*	320,000
		6,025,378
Machinery – 2.5%
3,566	Allegion PLC*	157,582
13,200	Colfax Corp.*	840,708
1,500	Cummins, Inc.	211,455
10,000	Dover Corp.	965,400

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 37

INTECH U.S. Growth Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Machinery – (continued)
4,500	Flowserve Corp.	$354,735
6,500	Graco, Inc.	507,780
4,800	IDEX Corp.	354,480
10,400	Illinois Tool Works, Inc.	874,432
10,700	Ingersoll-Rand PLC	659,120
6,800	ITT Corp.	295,256
3,200	Lincoln Electric Holdings, Inc.	228,288
4,100	PACCAR, Inc.	242,597
2,500	Pall Corp.	213,375
3,400	Snap-on, Inc.	372,368
2,500	Stanley Black & Decker, Inc.	201,725
3,800	Toro Co.	241,680
10,600	Wabtec Corp.	787,262
2,000	Xylem, Inc.	69,200
		7,577,443
Media – 7.5%
700	AMC Networks, Inc. – Class A*	47,677
2,700	Cablevision Systems Corp. – Class A	48,411
14,800	CBS Corp. – Class B	943,352
7,100	Charter Communications, Inc. – Class A*	970,996
2,200	Cinemark Holdings, Inc.	73,326
51,700	Comcast Corp. – Class A	2,686,590
11,700	Discovery Communications, Inc. – Class A*	1,057,914
30,200	DISH Network Corp. – Class A	1,749,184
52,100	Interpublic Group of Cos., Inc.	922,170
30,335	Liberty Global PLC – Class A*	2,699,512
31,300	Lions Gate Entertainment Corp. (U.S. Shares)	990,958
2,600	Madison Square Garden Co. – Class A*	149,708
8,500	News Corp. – Class A*	153,170
7,500	Omnicom Group, Inc.	557,775
16,000	Scripps Networks Interactive, Inc. – Class A	1,382,560
22,200	Starz – Class A*	649,128
22,200	Time Warner Cable, Inc.	3,008,100
46,500	Twenty-First Century Fox, Inc.	1,635,870
19,700	Viacom, Inc. – Class B	1,720,598
19,200	Walt Disney Co.	1,466,880
		22,913,879
Metals & Mining – 0.2%
6,700	Compass Minerals International, Inc.	536,335
Multiline Retail – 0.8%
7,500	Dollar General Corp.*	452,400
9,700	Dollar Tree, Inc.*	547,274
6,100	Family Dollar Stores, Inc.	396,317
14,500	Macy’s, Inc.	774,300
6,900	Target Corp.	436,563
		2,606,854
Office Electronics – 0%
1,500	Zebra Technologies Corp. – Class A*	81,120
Oil, Gas & Consumable Fuels – 2.9%
3,500	Anadarko Petroleum Corp.	277,620
43,400	Cabot Oil & Gas Corp.	1,682,184
5,400	Cheniere Energy, Inc.*	232,848
5,500	Concho Resources, Inc.*	594,000
3,200	Continental Resources, Inc.*	360,064
6,800	EOG Resources, Inc.	1,141,312
19,400	EQT Corp.	1,741,732
7,500	Gulfport Energy Corp.*	473,625
1,547	Kinder Morgan, Inc.	55,692
4,200	Noble Energy, Inc.	286,062
4,700	Pioneer Natural Resources Co.	865,129
8,300	SM Energy Co.	689,813
3,500	Whiting Petroleum Corp.*	216,545
4,900	Williams Cos., Inc.	188,993
		8,805,619
Personal Products – 1.0%
7,700	Herbalife, Ltd.	605,990
17,700	Nu Skin Enterprises, Inc. – Class A	2,446,494
		3,052,484
Pharmaceuticals – 3.7%
13,400	AbbVie, Inc.	707,654
21,824	Actavis PLC*	3,666,432
13,200	Bristol-Myers Squibb Co.	701,580
24,100	Endo Health Solutions, Inc.*	1,625,786
6,900	Jazz Pharmaceuticals PLC*	873,264
15,700	Johnson & Johnson	1,437,963
31,100	Mylan, Inc.*	1,349,740
10,100	Salix Pharmaceuticals, Ltd.*	908,394
2,500	Zoetis, Inc.	81,725
		11,352,538
Professional Services – 0.9%
17,400	Dun & Bradstreet Corp.	2,135,850
8,800	Nielsen Holdings N.V.	403,832
4,000	Robert Half International, Inc.	167,960
		2,707,642
Real Estate Investment Trusts (REITs) – 0.9%
20,500	Apartment Investment & Management Co. – Class A	531,155
5,500	Corrections Corp. of America	176,385
3,100	Equity Lifestyle Properties, Inc.	112,313
1,800	Extra Space Storage, Inc.	75,834
13,300	Plum Creek Timber Co., Inc.	618,583
3,000	Public Storage	451,560
11,050	Rayonier, Inc.	465,205
7,000	Weyerhaeuser Co.	220,990
		2,652,025
Road & Rail – 0.9%
5,700	Con-way, Inc.	226,347
700	Genesee & Wyoming, Inc. – Class A*	67,235
27,200	Hertz Global Holdings, Inc.*	778,464
3,100	Landstar System, Inc.	178,095
5,600	Old Dominion Freight Line, Inc.*	296,912
8,100	Union Pacific Corp.	1,360,800
		2,907,853
Semiconductor & Semiconductor Equipment – 1.3%
5,000	Altera Corp.	162,650
1,800	Analog Devices, Inc.	91,674
35,700	Applied Materials, Inc.	631,533
10,100	Avago Technologies, Ltd.	534,189
1,900	Cree, Inc.*	118,883
22,300	Intel Corp.	578,908
1,500	Lam Research Corp.*	81,675
4,200	Linear Technology Corp.	191,310
15,800	LSI Corp.	174,116
8,200	Microchip Technology, Inc.	366,950
7,300	Skyworks Solutions, Inc.*	208,488

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

38 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Semiconductor & Semiconductor Equipment – (continued)
7,200	Texas Instruments, Inc.	$316,152
13,100	Xilinx, Inc.	601,552
		4,058,080
Software – 3.7%
11,900	Adobe Systems, Inc.*	712,572
5,400	Autodesk, Inc.*	271,782
5,500	Cadence Design Systems, Inc.*	77,110
5,500	Citrix Systems, Inc.*	347,875
6,500	Concur Technologies, Inc.*	670,670
60,500	Electronic Arts, Inc.*	1,387,870
3,400	FactSet Research Systems, Inc.	369,172
2,200	Informatica Corp.*	91,300
4,100	Intuit, Inc.	312,912
4,800	MICROS Systems, Inc.*	275,376
66,500	Microsoft Corp.	2,489,095
5,900	NetSuite, Inc.*	607,818
8,500	Oracle Corp.	325,210
6,500	Salesforce.com, Inc.*	358,735
16,000	ServiceNow, Inc.*	896,160
15,200	Splunk, Inc.*	1,043,784
3,600	Symantec Corp.	84,888
4,600	TIBCO Software, Inc.*	103,408
9,600	Workday, Inc. – Class A*	798,336
		11,224,073
Specialty Retail – 5.4%
200	AutoZone, Inc.*	95,588
5,100	Bed Bath & Beyond, Inc.*	409,530
30,000	Best Buy Co., Inc.	1,196,400
7,300	Dick’s Sporting Goods, Inc.	424,130
25,800	DSW, Inc. – Class A	1,102,434
12,000	Gap, Inc.	468,960
27,500	GNC Holdings, Inc. – Class A	1,607,375
36,400	Home Depot, Inc.	2,997,176
13,600	L Brands, Inc.	841,160
11,300	Lowe’s Cos., Inc.	559,915
8,500	O’Reilly Automotive, Inc.*	1,094,035
7,400	PetSmart, Inc.	538,350
14,200	Ross Stores, Inc.	1,064,006
14,000	Sally Beauty Holdings, Inc.*	423,220
8,300	Tiffany & Co.	770,074
35,300	TJX Cos., Inc.	2,249,669
5,000	Tractor Supply Co.	387,900
3,200	Williams-Sonoma, Inc.	186,496
		16,416,418
Textiles, Apparel & Luxury Goods – 2.0%
15,500	Carter’s, Inc.	1,112,745
2,600	Coach, Inc.	145,938
2,000	Deckers Outdoor Corp.*	168,920
20,700	Hanesbrands, Inc.	1,454,589
9,000	Michael Kors Holdings, Ltd.*	730,710
5,100	NIKE, Inc. – Class B	401,064
1,100	PVH Corp.	149,622
8,600	Under Armour, Inc. – Class A*	750,780
21,600	VF Corp.	1,346,544
		6,260,912
Thrifts & Mortgage Finance – 0.1%
7,700	Ocwen Financial Corp.*	426,965
Tobacco – 2.1%
58,200	Altria Group, Inc.	2,234,298
6,000	Lorillard, Inc.	304,080
30,700	Philip Morris International, Inc.	2,674,891
24,400	Reynolds American, Inc.	1,219,756
		6,433,025
Trading Companies & Distributors – 0.1%
1,300	W.W. Grainger, Inc.	332,046
Water Utilities – 0.2%
26,875	Aqua America, Inc.	633,981
Wireless Telecommunication Services – 0.8%
3,700	Crown Castle International Corp.*	271,691
22,700	SBA Communications Corp. – Class A*	2,039,368
		2,311,059

Total Common Stock (cost $227,759,669)		304,648,242

Money Market – 0.7%
2,263,081	Janus Cash Liquidity Fund LLC, 0%£ (cost $2,263,081)	2,263,081

Total Investments (total cost $230,022,750) – 100.1%		306,911,323

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(243,741)

Net Assets – 100%		$306,667,582

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

India	$593,351	0.2%
Norway	1,248,832	0.4%
Panama	1,104,759	0.4%
United States††	303,964,381	99.0%

Total	$306,911,323	100.0%

††	Includes Cash Equivalents of 0.7%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 39

INTECH U.S. Value Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2013, INTECH U.S. Value Fund returned 16.95% for its Class I Shares. This compares to the 14.34% return posted by the Russell 1000 Value Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the portfolio as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk will allow us to meet our investors’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

U.S. value stocks experienced a strong six-month period, and relative volatility, which refers to stocks moving relative to a benchmark, was reasonably stable. This environment tends to be conducive to INTECH’s investment process. In addition, an overall increase in market diversity over the past six months reflected a change in the distribution of capital, in which smaller stocks outperformed larger stocks. INTECH U.S. Value Fund was underweight, on average, larger cap stocks and overweight, on average, the smaller cap stocks within the Russell 1000 Value Index, which contributed positively to the Fund’s excess return over the period.

From a sector perspective, the Fund’s overweight allocation to the consumer discretionary sector and its underweight allocation to the utilities sector contributed to the Funds’ excess return over the period. Moreover, the Fund benefited from a favorable security selection, which is a residual of the investment process, especially within the financials and information technology sectors. Relative detractors included our holdings and underweight in materials.

In INTECH’s history, which spans more than 26 years, we have experienced periods of both underperformance and outperformance relative to the benchmark. From our perspective, the key is to keep periods of underperformance both short in duration and mild in scope. INTECH aims to achieve excess returns over the long term and we believe the Fund remains well positioned for long-term growth of capital.

OUTLOOK

INTECH attempts to generate a targeted excess return at the least amount of tracking error through all market cycles regardless of the direction the market moves or the magnitude of the move. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market’s direction.

Thank you for your investment in INTECH U.S. Value Fund.

40 | DECEMBER 31, 2013

(unaudited)

INTECH U.S. Value Fund At A Glance

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Exxon Mobil Corp. Oil, Gas & Consumable Fuels	3.4%
Johnson & Johnson Pharmaceuticals	1.5%
Berkshire Hathaway, Inc. – Class B Diversified Financial Services	1.5%
Procter & Gamble Co. Household Products	1.4%
UnitedHealth Group, Inc. Health Care Providers & Services	1.4%

9.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of June 30, 2013

Janus Mathematical Funds | 41

INTECH U.S. Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the October 28, 2013 prospectus
	Fiscal	One	Five	Since	Total Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses

INTECH U.S. Value Fund – Class A Shares

NAV	16.63%	35.32%	16.65%	6.62%	1.01%

MOP	9.92%	27.59%	15.27%	5.83%

INTECH U.S. Value Fund – Class C Shares

NAV	16.23%	34.40%	15.79%	5.83%	1.74%

CDSC	15.25%	33.40%	15.79%	5.83%

INTECH U.S. Value Fund – Class I Shares	16.95%	35.85%	16.95%	6.89%	0.71%

INTECH U.S. Value Fund – Class S Shares	16.53%	35.57%	16.47%	6.43%	1.20%

INTECH U.S. Value Fund – Class T Shares	16.81%	35.49%	16.64%	6.50%	0.95%

Russell 1000® Value Index	14.34%	32.53%	16.67%	6.58%

Morningstar Quartile – Class I Shares	–	1st	2nd	2nd

Morningstar Ranking – based on total returns for Large Value Funds	–	149/1,257	356/1,124	368/1,023

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) or visit janus.com/advisor/mutual-funds.

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

42 | DECEMBER 31, 2013

(unaudited)

The proprietary mathematical process used by INTECH Investment Management LLC (“INTECH”) may not achieve the desired results. The rebalancing techniques used by the Fund may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

A Fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

The weighting of securities within the Fund’s portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – December 30, 2005

Janus Mathematical Funds | 43

INTECH U.S. Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectus. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,166.30	$5.51	$1,000.00	$1,020.11	$5.14	1.01%

Class C Shares	$1,000.00	$1,162.30	$9.59	$1,000.00	$1,016.33	$8.94	1.76%

Class I Shares	$1,000.00	$1,169.50	$3.61	$1,000.00	$1,021.88	$3.36	0.66%

Class S Shares	$1,000.00	$1,165.30	$7.20	$1,000.00	$1,018.55	$6.72	1.32%

Class T Shares	$1,000.00	$1,168.10	$5.03	$1,000.00	$1,020.57	$4.69	0.92%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectus for more information regarding waivers and/or reimbursements.

44 | DECEMBER 31, 2013

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Common Stock – 99.7%
Aerospace & Defense – 3.7%
2,800	Alliant Techsystems, Inc.	$340,704
400	B/E Aerospace, Inc.*	34,812
15,700	Exelis, Inc.	299,242
5,200	General Dynamics Corp.	496,860
2,600	L-3 Communications Holdings, Inc.	277,836
9,900	Northrop Grumman Corp.	1,134,639
12,700	Raytheon Co.	1,151,890
1,000	Rockwell Collins, Inc.	73,920
2,000	Spirit Aerosystems Holdings, Inc. – Class A*	68,160
1,300	United Technologies Corp.	147,940
		4,026,003
Air Freight & Logistics – 0.1%
600	FedEx Corp.	86,262
Airlines – 0.8%
1,100	American Airlines Group, Inc.*	27,775
22,900	Delta Air Lines, Inc.	629,063
12,600	Southwest Airlines Co.	237,384
		894,222
Auto Components – 1.1%
2,000	Gentex Corp.	65,980
10,300	Johnson Controls, Inc.	528,390
3,000	Lear Corp.	242,910
4,600	TRW Automotive Holdings Corp.*	342,194
		1,179,474
Automobiles – 0.8%
37,200	Ford Motor Co.	573,996
8,000	General Motors Co.*	326,960
		900,956
Beverages – 0.2%
800	Beam, Inc.	54,448
300	Constellation Brands, Inc. – Class A*	21,114
1,700	Molson Coors Brewing Co. – Class B	95,455
		171,017
Building Products – 0.1%
2,000	A.O. Smith Corp.	107,880
600	Fortune Brands Home & Security, Inc.	27,420
		135,300
Capital Markets – 4.1%
5,100	Ameriprise Financial, Inc.	586,755
2,300	Ares Capital Corp.	40,871
1,624	Bank of New York Mellon Corp.	56,743
400	BlackRock, Inc.	126,588
36,000	Charles Schwab Corp.	936,000
26,500	E*TRADE Financial Corp.*	520,460
2,200	Federated Investors, Inc. – Class B	63,360
800	Goldman Sachs Group, Inc.	141,808
4,800	Invesco, Ltd.	174,720
1,000	Legg Mason, Inc.	43,480
7,300	Morgan Stanley	228,928
3,300	Northern Trust Corp.	204,237
14,500	State Street Corp.	1,064,155
8,200	TD Ameritrade Holding Corp.	251,248
		4,439,353
Chemicals – 1.2%
3,800	Air Products & Chemicals, Inc.	424,764
1,300	Ashland, Inc.	126,152
2,200	Cabot Corp.	113,080
200	CF Industries Holdings, Inc.	46,608
6,200	Dow Chemical Co.	275,280
3,000	Huntsman Corp.	73,800
500	PPG Industries, Inc.	94,830
1,100	Rockwood Holdings, Inc.	79,112
400	Sigma-Aldrich Corp.	37,604
300	Westlake Chemical Corp.	36,621
100	WR Grace & Co.*	9,887
		1,317,738
Commercial Banks – 8.0%
4,900	Associated Banc-Corp	85,260
600	Bank of Hawaii Corp.	35,484
7,000	BankUnited, Inc.	230,440
16,500	BB&T Corp.	615,780
12,400	CapitalSource, Inc.	178,188
1,000	CIT Group, Inc.	52,130
3,200	City National Corp.	253,504
7,600	Comerica, Inc.	361,304
7,350	Commerce Bancshares, Inc.	330,089
2,000	Cullen / Frost Bankers, Inc.	148,860
9,200	East West Bancorp, Inc.	321,724
20,300	Fifth Third Bancorp	426,909
35,000	First Niagara Financial Group, Inc.	371,700
4,200	First Republic Bank	219,870
21,000	Huntington Bancshares, Inc.	202,650
37,200	KeyCorp	499,224
6,900	M&T Bank Corp.	803,298
2,500	PNC Financial Services Group, Inc.	193,950
61,300	Regions Financial Corp.	606,257
1,600	Signature Bank*	171,872
4,300	SunTrust Banks, Inc.	158,283
3,100	SVB Financial Group*	325,066
14,700	U.S. Bancorp	593,880
5,900	Valley National Bancorp	59,708
25,461	Wells Fargo & Co.	1,155,929
12,400	Zions Bancorp	371,504
		8,772,863
Commercial Services & Supplies – 1.2%
1,200	Cintas Corp.	71,508
9,100	Covanta Holding Corp.	161,525
5,100	KAR Auction Services, Inc.	150,705
2,200	Pitney Bowes, Inc.	51,260
4,400	R.R. Donnelley & Sons Co.	89,232
3,500	Republic Services, Inc.	116,200
500	Waste Connections, Inc.	21,815
15,100	Waste Management, Inc.	677,537
		1,339,782
Communications Equipment – 1.6%
32,000	Brocade Communications Systems, Inc.*	283,840
40,900	Cisco Systems, Inc.	918,205
6,600	Harris Corp.	460,746
1,700	Juniper Networks, Inc.*	38,369
		1,701,160
Computers & Peripherals – 2.8%
1,100	Apple, Inc.	617,221
500	Diebold, Inc.	16,505

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 45

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Computers & Peripherals – (continued)
15,000	EMC Corp.	$377,250
26,400	Hewlett-Packard Co.	738,672
5,100	Lexmark International, Inc. – Class A	181,152
900	SanDisk Corp.	63,486
500	Stratasys, Ltd.*	67,350
11,800	Western Digital Corp.	990,020
		3,051,656
Construction & Engineering – 0.5%
1,100	AECOM Technology Corp.*	32,373
400	Fluor Corp.	32,116
4,900	Jacobs Engineering Group, Inc.*	308,651
500	KBR, Inc.	15,945
2,900	URS Corp.	153,671
		542,756
Construction Materials – 0%
200	Vulcan Materials Co.	11,884
Consumer Finance – 1.6%
4,000	Capital One Financial Corp.	306,440
15,300	Discover Financial Services	856,035
23,500	SLM Corp.	617,580
		1,780,055
Containers & Packaging – 0.4%
300	Avery Dennison Corp.	15,057
2,900	Bemis Co., Inc.	118,784
1,500	MeadWestvaco Corp.	55,395
800	Owens-Illinois, Inc.*	28,624
1,700	Rock-Tenn Co. – Class A	178,517
2,000	Sonoco Products Co.	83,440
		479,817
Diversified Consumer Services – 0.2%
3,300	Apollo Education Group, Inc.*	90,156
2,100	DeVry Education Group, Inc.	74,550
5,800	Service Corp. International	105,154
		269,860
Diversified Financial Services – 4.6%
32,400	Bank of America Corp.	504,468
13,500	Berkshire Hathaway, Inc. – Class B*	1,600,560
7,470	Citigroup, Inc.	389,262
8,200	CME Group, Inc.	643,372
700	ING U.S., Inc.	24,605
2,157	IntercontinentalExchange Group, Inc.	485,152
19,100	JPMorgan Chase & Co.	1,116,968
432	Leucadia National Corp.	12,243
2,500	McGraw Hill Financial, Inc.	195,500
1,200	MSCI, Inc.*	52,464
300	NASDAQ OMX Group, Inc.	11,940
		5,036,534
Diversified Telecommunication Services – 1.0%
23,010	AT&T, Inc.	809,031
5,462	CenturyLink, Inc.	173,965
28,900	Frontier Communications Corp.	134,385
		1,117,381
Electric Utilities – 1.4%
2,997	Duke Energy Corp.	206,823
200	Edison International	9,260
2,700	Entergy Corp.	170,829
3,200	NextEra Energy, Inc.	273,984
6,961	Northeast Utilities	295,077
13,900	OGE Energy Corp.	471,210
500	Pinnacle West Capital Corp.	26,460
3,000	PPL Corp.	90,270
600	Southern Co.	24,666
		1,568,579
Electrical Equipment – 0.2%
1,300	Babcock & Wilcox Co.	44,447
1,017	Eaton Corp. PLC	77,414
700	Emerson Electric Co.	49,126
		170,987
Electronic Equipment, Instruments & Components – 0.9%
3,100	Arrow Electronics, Inc.*	168,175
2,700	Avnet, Inc.	119,097
10,700	Corning, Inc.	190,674
5,100	FLIR Systems, Inc.	153,510
5,700	Ingram Micro, Inc. – Class A*	133,722
9,500	Jabil Circuit, Inc.	165,680
		930,858
Energy Equipment & Services – 0.7%
1,300	Atwood Oceanics, Inc.*	69,407
1,100	Baker Hughes, Inc.	60,786
900	Helmerich & Payne, Inc.	75,672
1,600	Nabors Industries, Ltd.	27,184
1,200	National Oilwell Varco, Inc.	95,436
1,600	Oil States International, Inc.*	162,752
2,300	Patterson-UTI Energy, Inc.	58,236
1,100	Rowan Cos. PLC – Class A*	38,896
1,700	Tidewater, Inc.	100,759
1,000	Unit Corp.*	51,620
		740,748
Food & Staples Retailing – 1.6%
6,200	CVS Caremark Corp.	443,734
4,600	Safeway, Inc.	149,822
4,400	Sysco Corp.	158,840
2,800	Wal-Mart Stores, Inc.	220,332
14,000	Walgreen Co.	804,160
		1,776,888
Food Products – 1.2%
1,400	Archer-Daniels-Midland Co.	60,760
1,300	Bunge, Ltd.	106,743
400	Campbell Soup Co.	17,312
6,350	Dean Foods Co.	109,156
400	Ingredion, Inc.	27,384
5,200	J.M. Smucker Co.	538,824
600	Kellogg Co.	36,642
3,852	Mondelez International, Inc. – Class A	135,976
9,100	Tyson Foods, Inc. – Class A	304,486
		1,337,283
Gas Utilities – 0.3%
3,100	AGL Resources, Inc.	146,413
600	National Fuel Gas Co.	42,840
400	ONEOK, Inc.	24,872
1,500	UGI Corp.	62,190
		276,315

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

46 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Health Care Equipment & Supplies – 2.2%
2,100	Abbott Laboratories	$80,493
4,300	Alere, Inc.*	155,660
86,600	Boston Scientific Corp.*	1,040,932
5,900	CareFusion Corp.*	234,938
1,300	Cooper Cos., Inc.	160,992
900	Hill-Rom Holdings, Inc.	37,206
1,400	Hologic, Inc.*	31,290
4,100	Medtronic, Inc.	235,299
5,800	St. Jude Medical, Inc.	359,310
500	Stryker Corp.	37,570
400	Teleflex, Inc.	37,544
100	Zimmer Holdings, Inc.	9,319
		2,420,553
Health Care Providers & Services – 6.8%
17,790	Aetna, Inc.	1,220,216
4,300	Cardinal Health, Inc.	287,283
14,100	Cigna Corp.	1,233,468
3,800	Express Scripts Holding Co.*	266,912
1,300	HCA Holdings, Inc.	62,023
1,100	Health Net, Inc.*	32,637
6,700	Humana, Inc.	691,574
1,800	MEDNAX, Inc.*	96,084
6,700	Omnicare, Inc.	404,412
1,000	Quest Diagnostics, Inc.	53,540
19,800	UnitedHealth Group, Inc.	1,490,940
1,600	Universal Health Services, Inc. – Class B	130,016
7,500	VCA Antech, Inc.*	235,200
12,700	WellPoint, Inc.	1,173,353
		7,377,658
Health Care Technology – 0.2%
13,000	Allscripts Healthcare Solutions, Inc.*	200,980
Hotels, Restaurants & Leisure – 0.6%
1,900	Carnival Corp. (U.S. Shares)	76,323
8,500	MGM Resorts International*	199,920
600	Penn National Gaming, Inc.*	8,598
2,100	Royal Caribbean Cruises, Ltd. (U.S. Shares)	99,582
26,900	Wendy’s Co.	234,568
		618,991
Household Durables – 0.9%
3,500	Garmin, Ltd.	161,770
3,000	Harman International Industries, Inc.	245,550
2,800	Leggett & Platt, Inc.	86,632
400	Mohawk Industries, Inc.*	59,560
4,900	Newell Rubbermaid, Inc.	158,809
1,600	Whirlpool Corp.	250,976
		963,297
Household Products – 1.7%
1,200	Energizer Holdings, Inc.	129,888
1,500	Kimberly-Clark Corp.	156,690
18,600	Procter & Gamble Co.	1,514,226
		1,800,804
Independent Power Producers & Energy Traders – 0.4%
3,600	AES Corp.	52,236
3,700	Calpine Corp.*	72,187
10,200	NRG Energy, Inc.	292,944
		417,367
Industrial Conglomerates – 1.5%
800	3M Co.	112,200
400	Carlisle Cos., Inc.	31,760
900	Danaher Corp.	69,480
52,700	General Electric Co.	1,477,181
		1,690,621
Information Technology Services – 1.1%
4,200	Amdocs, Ltd. (U.S. Shares)	173,208
500	Computer Sciences Corp.	27,940
1,000	CoreLogic, Inc.*	35,530
11,100	Fidelity National Information Services, Inc.	595,848
3,425	Leidos Holdings, Inc.	159,228
1,000	Lender Processing Services, Inc.	37,380
1,000	Paychex, Inc.	45,530
3,900	Total System Services, Inc.	129,792
1,100	VeriFone Systems, Inc.*	29,502
		1,233,958
Insurance – 8.9%
3,800	ACE, Ltd. (U.S. Shares)	393,414
5,100	AFLAC, Inc.	340,680
600	Allied World Assurance Co. Holdings A.G.	67,686
8,900	Allstate Corp.	485,406
2,500	American Financial Group, Inc.	144,300
3,100	American International Group, Inc.	158,255
1,100	Aon PLC	92,279
6,500	Arch Capital Group, Ltd.*	387,985
800	Aspen Insurance Holdings, Ltd.	33,048
6,400	Assurant, Inc.	424,768
4,200	Axis Capital Holdings, Ltd.	199,794
3,200	Brown & Brown, Inc.	100,448
2,200	Chubb Corp.	212,586
2,100	Cincinnati Financial Corp.	109,977
3,000	Endurance Specialty Holdings, Ltd.	176,010
800	Everest Re Group, Ltd.	124,696
7,100	Fidelity National Financial, Inc. – Class A	230,395
15,300	Genworth Financial, Inc. – Class A*	237,609
1,700	Hanover Insurance Group, Inc.	101,507
8,500	Hartford Financial Services Group, Inc.	307,955
6,000	HCC Insurance Holdings, Inc.	276,840
9,700	Lincoln National Corp.	500,714
600	Loews Corp.	28,944
1,600	Marsh & McLennan Cos., Inc.	77,376
12,100	MetLife, Inc.	652,432
5,800	Old Republic International Corp.	100,166
800	PartnerRe, Ltd.	84,344
10,400	Principal Financial Group, Inc.	512,824
200	ProAssurance Corp.	9,696
5,400	Progressive Corp.	147,258
4,800	Protective Life Corp.	243,168
9,700	Prudential Financial, Inc.	894,534
1,500	Reinsurance Group of America, Inc.	116,115
600	RenaissanceRe Holdings, Ltd.	58,404
3,700	StanCorp Financial Group, Inc.	245,125
6,200	Torchmark Corp.	484,530
5,800	Travelers Cos., Inc.	525,132
2,200	Unum Group	77,176
500	Validus Holdings, Ltd.	20,145
400	W.R. Berkley Corp.	17,356
200	White Mountains Insurance Group, Ltd.	120,616
5,600	XL Group PLC	178,304
		9,699,997

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 47

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Internet & Catalog Retail – 0.2%
8,000	Liberty Interactive Corp. – Class A*	$234,800
Internet Software & Services – 0.3%
500	AOL, Inc.	23,310
7,400	Yahoo!, Inc.*	299,256
		322,566
Leisure Equipment & Products – 0%
900	Hasbro, Inc.	49,509
Life Sciences Tools & Services – 1.8%
2,100	Agilent Technologies, Inc.	120,099
800	Charles River Laboratories International, Inc.*	42,432
4,600	Life Technologies Corp.*	348,680
1,800	PerkinElmer, Inc.	74,214
2,300	QIAGEN N.V. (U.S. Shares)*	54,763
1,600	Techne Corp.	151,472
10,800	Thermo Fisher Scientific, Inc.	1,202,580
		1,994,240
Machinery – 1.5%
900	AGCO Corp.	53,271
266	Allegion PLC*	11,755
1,700	Caterpillar, Inc.	154,377
600	Cummins, Inc.	84,582
2,400	Dover Corp.	231,696
900	Harsco Corp.	25,227
300	IDEX Corp.	22,155
2,200	Illinois Tool Works, Inc.	184,976
800	Ingersoll-Rand PLC	49,280
600	Joy Global, Inc.	35,094
900	Kennametal, Inc.	46,863
1,600	Navistar International Corp.*	61,104
2,000	Oshkosh Corp.	100,760
1,300	PACCAR, Inc.	76,921
300	Parker Hannifin Corp.	38,592
1,900	Pentair, Ltd.	147,573
1,800	Snap-on, Inc.	197,136
455	Stanley Black & Decker, Inc.	36,714
900	Trinity Industries, Inc.	49,068
2,000	Xylem, Inc.	69,200
		1,676,344
Marine – 0%
300	Kirby Corp.*	29,775
Media – 5.1%
2,900	CBS Corp. – Class B	184,846
18,650	Comcast Corp. – Class A	969,147
6,300	DreamWorks Animation SKG, Inc. – Class A*	223,650
5,000	Gannett Co., Inc.	147,900
300	Graham Holdings Co.	198,996
7,900	Interpublic Group of Cos., Inc.	139,830
3,100	John Wiley & Sons, Inc. – Class A	171,120
500	Liberty Global PLC – Class A*	44,495
4,974	Liberty Media Corp. – Class A*	728,442
8,100	News Corp. – Class A*	145,962
15,700	Sirius XM Holdings, Inc.	54,793
774	Starz – Class A*	22,632
3,300	Thomson Reuters Corp.	124,806
13,900	Time Warner, Inc.	969,108
24,300	Twenty-First Century Fox, Inc.	854,874
7,800	Walt Disney Co.	595,920
		5,576,521
Metals & Mining – 0.9%
4,300	Alcoa, Inc.	45,709
2,400	Allegheny Technologies, Inc.	85,512
4,000	Carpenter Technology Corp.	248,800
3,700	Cliffs Natural Resources, Inc.	96,977
3,300	Freeport-McMoRan Copper & Gold, Inc.	124,542
1,700	Nucor Corp.	90,746
700	Reliance Steel & Aluminum Co.	53,088
1,700	Royal Gold, Inc.	78,319
2,500	Steel Dynamics, Inc.	48,850
3,500	United States Steel Corp.	103,250
		975,793
Multi-Utilities – 1.9%
600	Alliant Energy Corp.	30,960
2,800	CenterPoint Energy, Inc.	64,904
5,200	CMS Energy Corp.	139,204
3,200	Dominion Resources, Inc.	207,008
3,400	DTE Energy Co.	225,726
700	Integrys Energy Group, Inc.	38,087
9,900	NiSource, Inc.	325,512
3,900	Public Service Enterprise Group, Inc.	124,956
9,800	Sempra Energy	879,648
		2,036,005
Multiline Retail – 0.5%
1,500	Big Lots, Inc.*	48,435
5,900	Kohl’s Corp.	334,825
800	Macy’s, Inc.	42,720
1,300	Sears Holdings Corp.*	63,752
800	Target Corp.	50,616
		540,348
Office Electronics – 0.2%
19,700	Xerox Corp.	239,749
Oil, Gas & Consumable Fuels – 8.5%
800	Anadarko Petroleum Corp.	63,456
800	Apache Corp.	68,752
16,800	Chesapeake Energy Corp.	455,952
11,900	Chevron Corp.	1,486,429
2,400	Cimarex Energy Co.	251,784
3,093	ConocoPhillips	218,520
2,300	CONSOL Energy, Inc.	87,492
1,200	Devon Energy Corp.	74,244
6,200	Energen Corp.	438,650
1,600	EOG Resources, Inc.	268,544
1,300	EQT Corp.	116,714
36,129	Exxon Mobil Corp.	3,656,255
500	Gulfport Energy Corp.*	31,575
2,500	Hess Corp.	207,500
400	Kinder Morgan, Inc.	14,400
1,200	Marathon Oil Corp.	42,360
650	Marathon Petroleum Corp.	59,625
800	Murphy Oil Corp.	51,904
3,800	Newfield Exploration Co.*	93,594
1,900	Noble Energy, Inc.	129,409
1,100	Occidental Petroleum Corp.	104,610
4,200	Peabody Energy Corp.	82,026
1,400	Pioneer Natural Resources Co.	257,698
800	QEP Resources, Inc.	24,520
18,100	SandRidge Energy, Inc.*	109,867
11,300	Spectra Energy Corp.	402,506
2,100	Whiting Petroleum Corp.*	129,927

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

48 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Oil, Gas & Consumable Fuels – (continued)
1,700	Williams Cos., Inc.	$65,569
15,700	WPX Energy, Inc.*	319,966
		9,313,848
Paper & Forest Products – 0.2%
300	Domtar Corp.	28,302
3,000	International Paper Co.	147,090
		175,392
Pharmaceuticals – 4.8%
9,700	Bristol-Myers Squibb Co.	515,555
5,000	Eli Lilly & Co.	255,000
9,100	Forest Laboratories, Inc.*	546,273
7,700	Hospira, Inc.*	317,856
18,300	Johnson & Johnson	1,676,097
17,575	Merck & Co., Inc.	879,629
35,771	Pfizer, Inc.	1,095,665
		5,286,075
Professional Services – 1.0%
300	Dun & Bradstreet Corp.	36,825
3,200	Manpowergroup, Inc.	274,752
1,800	Nielsen Holdings N.V.	82,602
5,100	Towers Watson & Co. – Class A	650,811
		1,044,990
Real Estate Investment Trusts (REITs) – 1.0%
1,200	Apartment Investment & Management Co. – Class A	31,092
500	AvalonBay Communities, Inc.	59,115
500	Boston Properties, Inc.	50,185
8,100	CommonWealth REIT	188,811
1,733	Corrections Corp. of America	55,577
700	Douglas Emmett, Inc.	16,303
700	Equity Residential	36,309
100	Essex Property Trust, Inc.	14,351
4,200	Extra Space Storage, Inc.	176,946
600	Gaming and Leisure Properties, Inc.	30,486
1,500	General Growth Properties, Inc.	30,105
1,300	Heath Care REIT, Inc.	69,641
200	Home Properties, Inc.	10,724
6,800	MFA Financial, Inc.	48,008
2,530	Prologis, Inc.	93,483
100	Public Storage	15,052
1,400	Senior Housing Properties Trust	31,122
623	Simon Property Group, Inc.	94,796
300	SL Green Realty Corp.	27,714
2,600	Spirit Realty Capital, Inc.	25,558
200	WP Carey, Inc.	12,270
		1,117,648
Real Estate Management & Development – 0.3%
1,400	Forest City Enterprises, Inc. – Class A*	26,740
2,100	Howard Hughes Corp.*	252,210
		278,950
Road & Rail – 0.1%
1,200	Con-way, Inc.	47,652
1,200	CSX Corp.	34,524
400	Genesee & Wyoming, Inc. – Class A*	38,420
400	Norfolk Southern Corp.	37,132
		157,728
Semiconductor & Semiconductor Equipment – 1.7%
900	Altera Corp.	29,277
6,700	Applied Materials, Inc.	118,523
1,400	Avago Technologies, Ltd.	74,046
5,900	Intel Corp.	153,164
1,100	KLA-Tencor Corp.	70,906
3,700	Lam Research Corp.*	201,465
9,400	LSI Corp.	103,588
11,600	Marvell Technology Group, Ltd.	166,808
27,100	Micron Technology, Inc.*	589,696
14,900	NVIDIA Corp.	238,698
2,300	Skyworks Solutions, Inc.*	65,688
		1,811,859
Software – 1.5%
24,300	Activision Blizzard, Inc.	433,269
3,700	Adobe Systems, Inc.*	221,556
1,300	Autodesk, Inc.*	65,429
15,700	CA, Inc.	528,305
9,100	Electronic Arts, Inc.*	208,754
2,000	MICROS Systems, Inc.*	114,740
10,300	Zynga, Inc. – Class A*	39,140
		1,611,193
Specialty Retail – 1.4%
16,500	Best Buy Co., Inc.	658,020
600	DSW, Inc. – Class A	25,638
10,000	GameStop Corp. – Class A	492,600
1,750	Murphy U.S.A., Inc.*	72,730
1,800	Signet Jewelers, Ltd.	141,660
6,800	Staples, Inc.	108,052
		1,498,700
Textiles, Apparel & Luxury Goods – 0.1%
600	Deckers Outdoor Corp.*	50,676
300	PVH Corp.	40,806
		91,482
Thrifts & Mortgage Finance – 0.7%
21,200	Hudson City Bancorp, Inc.	199,916
14,000	New York Community Bancorp, Inc.	235,900
18,400	People’s United Financial, Inc.	278,208
3,600	Washington Federal, Inc.	83,844
		797,868
Tobacco – 0.1%
3,100	Reynolds American, Inc.	154,969
Trading Companies & Distributors – 0.1%
500	GATX Corp.	26,085
400	WESCO International, Inc.*	36,428
		62,513
Water Utilities – 0.2%
4,600	American Water Works Co., Inc.	194,396
Wireless Telecommunication Services – 1.0%
27,234	Sprint Corp.*	292,766
17,000	T-Mobile U.S., Inc.	571,880
9,400	Telephone & Data Systems, Inc.	242,332
		1,106,978

Total Common Stock (cost $86,566,019)		108,860,196

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Mathematical Funds | 49

INTECH U.S. Value Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares		Value

Money Market – 1.0%
1,078,252	Janus Cash Liquidity Fund LLC, 0%£ (cost $1,078,252)	$1,078,252

Total Investments (total cost $87,644,271) – 100.7%		109,938,448

Liabilities, net of Cash, Receivables and Other Assets – (0.7)%		(811,443)

Net Assets – 100%		$109,127,005

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$124,806	0.1%
Germany	54,763	0.1%
United States††	109,758,879	99.8%

Total	$109,938,448	100.0%

††	Includes Cash Equivalents of 1.0%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

50 | DECEMBER 31, 2013

Notes to Schedules of Investments and Other Information (unaudited)

MSCI EAFE® Index	A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

MSCI World High Dividend Yield Index	An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large and mid cap stocks from developed markets across the Americas, Asia-Pacific and Europe.

MSCI World IndexSM	A market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

Russell 1000® Growth Index	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

FDR	Fixed Depositary Receipt

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SDR	Swedish Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

*	Non-income producing security.

ß	Security is illiquid.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2013. Except for the value at period end, all other information in the table is for the period ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

INTECH Global Dividend Fund
Janus Cash Liquidity Fund LLC	5,200,080	$5,200,080	(5,068,080)	$(5,068,080)	$–	$82	$337,000

INTECH International Fund
Janus Cash Liquidity Fund LLC	15,920,087	$15,920,087	(15,523,045)	$(15,523,045)	$–	$151	$397,042

INTECH U.S. Core Fund
Janus Cash Liquidity Fund LLC	97,219,765	$97,219,765	(96,633,003)	$(96,633,003)	$–	$1,857	$3,680,427

INTECH U.S. Growth Fund
Janus Cash Liquidity Fund LLC	22,833,416	$22,833,416	(21,677,335)	$(21,677,335)	$–	$594	$2,263,081

INTECH U.S. Value Fund
Janus Cash Liquidity Fund LLC	10,672,252	$10,672,252	(9,883,000)	$(9,883,000)	$–	$313	$1,078,252

Janus Mathematical Funds | 51

Notes to Schedules of Investments and Other Information (unaudited) (continued)

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
INTECH Global Dividend Fund
Common Stock	$14,426,784	$–	$–

Right	530	–	–

Money Market	–	337,000	–

Total Investments in Securities	$14,427,314	$337,000	$–

Investments in Securities:
INTECH International Fund
Common Stock	$70,395,787	$–	$–

Preferred Stock	–	872,274	–

Money Market	–	397,042	–

Total Investments in Securities	$70,395,787	$1,269,316	$–

Investments in Securities:
INTECH U.S. Core Fund
Common Stock	$599,019,545	$–	$–

Money Market	–	3,680,427	–

Total Investments in Securities	$599,019,545	$3,680,427	$–

Investments in Securities:
INTECH U.S. Growth Fund
Common Stock	$304,648,242	$–	$–

Money Market	–	2,263,081	–

Total Investments in Securities	$304,648,242	$2,263,081	$–

Investments in Securities:
INTECH U.S. Value Fund
Common Stock	$108,860,196	$–	$–

Money Market	–	1,078,252	–

Total Investments in Securities	$108,860,196	$1,078,252	$–

52 | DECEMBER 31, 2013

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Janus Mathematical Funds | 53

Statements of Assets and Liabilities

As of December 31, 2013 (unaudited)
(all numbers in thousands except net asset value per share)	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Assets:
Investments at cost	$13,332	$61,653	$466,997	$230,023	$87,644
Unaffiliated investments at value	$14,427	$71,268	$599,020	$304,648	$108,860
Affiliated investments at value	337	397	3,680	2,263	1,078
Cash	1	49	–	24	46
Cash denominated in foreign currency(1)	1	–	–	–	–
Receivables:
Investments sold	–	734	3,404	–	–
Fund shares sold	40	3	785	465	96
Dividends	24	60	752	292	140
Foreign dividend tax reclaim	7	38	–	–	–
Due from adviser	22	–	–	–	–
Non-interested Trustees’ deferred compensation	–	1	12	6	2
Other assets	1	6	19	14	2
Total Assets	14,860	72,556	607,672	307,712	110,224
Liabilities:
Payables:
Due to custodian	–	–	–	–	–
Investments purchased	1	481	4,479	703	565
Fund shares repurchased	112	16	319	92	453
Dividends	–	–	–	–	–
Advisory fees	7	34	292	130	47
Fund administration fees	–	1	5	3	1
Internal servicing cost	–	–	1	1	–
Administrative services fees	1	–	61	11	2
Distribution fees and shareholder servicing fees	1	1	19	9	2
Administrative, networking and omnibus fees	–	–	8	18	2
Non-interested Trustees’ fees and expenses	–	–	3	2	1
Non-interested Trustees’ deferred compensation fees	–	1	12	6	2
Accrued expenses and other payables	20	37	105	69	22
Total Liabilities	142	571	5,304	1,044	1,097
Net Assets	$14,718	$71,985	$602,368	$306,668	$109,127

See footnotes at the end of the Statements.

See Notes to Financial Statements.

54 | DECEMBER 31, 2013

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Statements of Assets and Liabilities  (continued)

As of December 31, 2013 (unaudited)
(all numbers in thousands except net asset value per share)	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$13,025	$61,153	$468,496	$389,814	$85,846
Undistributed net investment income/(loss)*	(50)	(1,033)	26	(8)	300
Undistributed net realized gain/(loss) from investment and foreign currency transactions*	310	1,847	(1,859)	(160,028)	686
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,433	10,018	135,705	76,890	22,295
Total Net Assets	$14,718	$71,985	$602,368	$306,668	$109,127
Net Assets - Class A Shares	$5,022	$1,666	$19,673	$6,826	$9,136
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	407	179	987	342	744
Net Asset Value Per Share(2)	$12.33	$9.28	$19.93	$19.96	$12.28
Maximum Offering Price Per Share(3)	$13.08	$9.85	$21.15	$21.18	$13.03
Net Assets - Class C Shares	$483	$58	$11,143	$3,706	$726
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	39	6	560	193	59
Net Asset Value Per Share(2)	$12.28	$9.24	$19.88	$19.25	$12.25
Net Assets - Class D Shares	$6,487	N/A	$263,377	N/A	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	527	N/A	13,211	N/A	N/A
Net Asset Value Per Share	$12.30	N/A	$19.94	N/A	N/A
Net Assets - Class I Shares	$2,029	$70,002	$148,114	$242,254	$89,091
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	164	7,582	7,429	12,240	7,216
Net Asset Value Per Share	$12.35	$9.23	$19.94	$19.79	$12.35
Net Assets - Class S Shares	$138	$64	$25,848	$20,976	$60
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11	7	1,298	1,055	5
Net Asset Value Per Share	$12.31	$9.34	$19.91	$19.89	$12.37
Net Assets - Class T Shares	$559	$195	$134,213	$32,906	$10,114
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	45	21	6,732	1,669	822
Net Asset Value Per Share	$12.32	$9.22	$19.94	$19.72	$12.30

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of $980 and $113 for INTECH Global Dividend Fund and INTECH International Fund, respectively.
(2)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(3)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

For the period ended December 31, 2013 (unaudited)
(all numbers in thousands)	INTECH Global Dividend Fund	INTECH International Fund	INTECH U.S. Core Fund	INTECH U.S. Growth Fund	INTECH U.S. Value Fund

Investment Income:
Dividends	$207	$662	$4,870	$2,298	$977
Dividends from affiliates	–	–	2	1	–
Other Income	–	1	–	7	–
Foreign tax withheld	(8)	(41)	(1)	(1)	(1)
Total Investment Income	199	622	4,871	2,305	976
Expenses:
Advisory fees	35	186	1,618	715	244
Internal servicing expense - Class A Shares	–	–	1	–	–
Internal servicing expense - Class C Shares	–	–	1	1	–
Internal servicing expense - Class I Shares	–	2	2	7	2
Shareholder reports expense	1	–	33	1	3
Transfer agent fees and expenses	2	1	43	1	1
Registration fees	42	42	67	54	41
Custodian fees	13	17	4	–	4
Professional fees	18	20	16	15	17
Non-interested Trustees’ fees and expenses	–	1	7	3	1
Fund administration fees	1	3	28	14	5
Administrative services fees - Class D Shares	3	N/A	148	N/A	N/A
Administrative services fees - Class S Shares	–	–	27	25	–
Administrative services fees - Class T Shares	1	–	157	30	6
Distribution fees and shareholder servicing fees - Class A Shares	5	2	21	8	10
Distribution fees and shareholder servicing fees - Class C Shares	3	1	51	18	3
Distribution fees and shareholder servicing fees - Class S Shares	–	–	27	25	–
Administrative, networking and omnibus fees - Class A Shares	1	1	7	4	5
Administrative, networking and omnibus fees - Class C Shares	–	–	6	–	–
Administrative, networking and omnibus fees - Class I Shares	–	–	30	46	–
Other expenses	2	1	10	8	4
Total Expenses	127	277	2,304	975	346
Expense and Fee Offset	–	–	–	–	–
Less: Excess Expense Reimbursement	(81)	–	–	–	(2)
Net Expenses after Waivers and Expense Offsets	46	277	2,304	975	344
Net Investment Income	153	345	2,567	1,330	632
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	370	4,447	32,410	29,395	7,487
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,078	6,248	54,467	19,602	7,023
Net Gain on Investments	1,448	10,695	86,877	48,997	14,510
Net Increase in Net Assets Resulting from Operations	$1,601	$11,040	$89,444	$50,327	$15,142

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	INTECH Global		INTECH International		INTECH U.S.
For the period ended December 31 (unaudited) and the year ended June 30	Dividend Fund		Fund		Core Fund		INTECH U.S. Growth Fund		INTECH U.S. Value Fund
(all numbers in thousands)	2013	2013	2013	2013	2013	2013	2013	2013	2013	2013

Operations:
Net investment income	$153	$305	$345	$801	$2,567	$4,207	$1,330	$3,310	$632	$1,688
Net realized gain from investment and foreign currency transactions	370	710	4,447	3,288	32,410	35,422	29,395	41,882	7,487	17,715
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,078	188	6,248	3,480	54,467	30,498	19,602	2,921	7,023	3,856
Net Increase in Net Assets Resulting from Operations	1,601	1,203	11,040	7,569	89,444	70,127	50,327	48,113	15,142	23,259
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(80)	(36)	(40)	(6)	(107)	(154)	(28)	(61)	(73)	(109)
Class C Shares	(8)	(22)	(2)	(6)	–	(41)	–	(11)	(4)	(2)
Class D Shares	(111)	(114)	N/A	N/A	(1,738)	(2,635)	N/A	N/A	N/A	N/A
Class I Shares	(36)	(70)	(1,797)	(945)	(1,141)	(853)	(1,751)	(3,721)	(932)	(1,947)
Class S Shares	(4)	(24)	(1)	(5)	(144)	(45)	(64)	(156)	–	(2)
Class T Shares	(13)	(44)	(4)	(2)	(798)	(1,228)	(204)	(38)	(100)	(1)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(260)	–	–	–	(710)	–	–	–	(1,332)	–
Class C Shares	(24)	–	–	–	(407)	–	–	–	(106)	–
Class D Shares	(313)	–	N/A	N/A	(9,598)	–	N/A	N/A	N/A	N/A
Class I Shares	(99)	–	(11)	–	(5,389)	–	–	–	(12,723)	–
Class S Shares	(7)	–	–	–	(951)	–	–	–	(9)	–
Class T Shares	(27)	–	–	–	(4,897)	–	–	–	(1,367)	–
Net Decrease from Dividends and Distributions to Shareholders	(982)	(310)	(1,855)	(964)	(25,880)	(4,956)	(2,047)	(3,987)	(16,646)	(2,061)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	INTECH Global		INTECH International		INTECH U.S.
For the period ended December 31 (unaudited) and the year ended June 30	Dividend Fund		Fund		Core Fund		INTECH U.S. Growth Fund		INTECH U.S. Value Fund
(all numbers in thousands)	2013	2013	2013	2013	2013	2013	2013	2013	2013	2013

Capital Share Transactions:
Shares Sold
Class A Shares	3,659	1,391	1,461	368	4,972	6,559	901	1,430	1,243	1,387
Class C Shares	227	167	–	–	1,393	2,543	157	482	481	200
Class D Shares	1,949	4,608	N/A	N/A	20,314	35,993	N/A	N/A	N/A	N/A
Class I Shares	366	570	2,294	25,143	71,187	30,499	12,303	17,214	2,556	5,633
Class S Shares	–	–	–	–	20,039	2,544	829	2,921	–	–
Class T Shares	149	587	58	189	21,376	29,253	15,748	16,075	9,541	421
Reinvested Dividends and Distributions
Class A Shares	339	36	40	6	799	149	23	52	1,380	107
Class C Shares	32	22	2	6	220	18	–	6	69	1
Class D Shares	422	111	N/A	N/A	11,208	2,600	N/A	N/A	N/A	N/A
Class I Shares	135	70	1,807	945	6,459	563	1,431	3,137	13,457	1,903
Class S Shares	11	24	1	5	1,094	45	64	156	9	2
Class T Shares	39	44	4	2	5,591	1,212	203	38	1,465	1
Shares Repurchased
Class A Shares	(717)	(799)	(469)	(380)	(4,383)	(6,263)	(588)	(4,360)	(717)	(942)
Class C Shares	(305)	(746)	(72)	(381)	(841)	(1,207)	(279)	(447)	(173)	(6)
Class D Shares	(877)	(2,356)	N/A	N/A	(17,461)	(27,474)	N/A	N/A	N/A	N/A
Class I Shares	(144)	(1,193)	(3,053)	(8,175)	(15,898)	(19,232)	(29,670)	(105,457)	(3,878)	(43,493)
Class S Shares	(184)	(723)	(71)	(364)	(3,548)	(2,092)	(2,229)	(4,136)	(13)	(189)
Class T Shares	(294)	(1,419)	(89)	(48)	(16,657)	(21,211)	(2,671)	(907)	(685)	(47)
Net Increase/(Decrease) from Capital Share Transactions	4,807	394	1,913	17,316	105,864	34,499	(3,778)	(73,796)	24,735	(35,022)
Net Increase/(Decrease) in Net Assets	5,426	1,287	11,098	23,921	169,428	99,670	44,502	(29,670)	23,231	(13,824)
Net Assets:
Beginning of period	9,292	8,005	60,887	36,966	432,940	333,270	262,166	291,836	85,896	99,720
End of period	$14,718	$9,292	$71,985	$60,887	$602,368	$432,940	$306,668	$262,166	$109,127	$85,896

Undistributed Net Investment Income/(Loss)*	$(50)	$50	$(1,033)	$466	$26	$1,387	$(8)	$710	$300	$777

*	See “Federal Income Tax” in Notes to Financial Statements.

See Notes to Financial Statements.

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63

Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	INTECH Global Dividend Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.60	$10.40	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.14	0.35	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.47	1.24	0.35
Total from Investment Operations	1.61	1.59	0.57
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.39)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(0.88)	(0.39)	(0.17)
Net Asset Value, End of Period	$12.33	$11.60	$10.40
Total Return**	14.20%	15.41%	5.70%
Net Assets, End of Period (in thousands)	$5,022	$1,625	$931
Average Net Assets for the Period (in thousands)	$3,873	$996	$881
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.12%	2.69%	5.56%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.79%	0.76%	1.02%
Ratio of Net Investment Income to Average Net Assets***	2.36%	3.18%	4.01%
Portfolio Turnover Rate	30%	116%	24%

Class A Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and each	INTECH International Fund
year ended July 31	2013	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$8.07	$6.79	$8.10	$6.16	$6.56	$8.97	$9.93
Income from Investment Operations:
Net investment income/(loss)	(0.49)	0.22	0.12	0.66	0.13	0.16	0.20
Net gain/(loss) on investments (both realized and unrealized)	1.93	1.21	(1.36)	1.39	(0.47)	(2.31)	(1.01)
Total from Investment Operations	1.44	1.43	(1.24)	2.05	(0.34)	(2.15)	(0.81)
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)	(0.15)
Distributions (from capital gains)*	–(3)	–	–	–	–	–	–
Total Distributions	(0.23)	(0.15)	(0.07)	(0.11)	(0.06)	(0.26)	(0.15)
Net Asset Value, End of Period	$9.28	$8.07	$6.79	$8.10	$6.16	$6.56	$8.97
Total Return**	17.91%	21.27%	(15.33)%	33.42%	(5.32)%	(23.53)%	(8.35)%
Net Assets, End of Period (in thousands)	$1,666	$473	$445	$526	$1,684	$1,836	$2,326
Average Net Assets for the Period (in thousands)	$1,407	$317	$452	$1,910	$1,900	$1,632	$2,507
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.26%	1.22%	1.42%	3.22%	4.61%	6.45%	4.18%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.25%	1.22%	1.26%	1.07%(4)	0.73%(4)	0.64%(4)	0.90%
Ratio of Net Investment Income to Average Net Assets***	0.64%	1.26%	1.72%	2.05%	1.87%	2.62%	1.92%
Portfolio Turnover Rate	88%	143%	140%	179%	119%	115%	105%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Less than $0.01 on a per share basis.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011, 1.25% in 2010 and 0.93% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

64 | DECEMBER 31, 2013

Class A Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	INTECH U.S. Core Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.66	$14.72	$14.31	$10.72	$10.56	$9.26
Income from Investment Operations:
Net investment income	0.07	0.18	0.15	0.10	0.07	0.05
Net gain/(loss) on investments (both realized and unrealized)	3.07	2.96	0.39	3.58	0.16	1.25
Total from Investment Operations	3.14	3.14	0.54	3.68	0.23	1.30
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.20)	(0.13)	(0.09)	(0.07)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Total Distributions	(0.87)	(0.20)	(0.13)	(0.09)	(0.07)	–
Net Asset Value, End of Period	$19.93	$17.66	$14.72	$14.31	$10.72	$10.56
Total Return**	17.91%	21.48%	3.83%	34.44%	2.11%	14.04%
Net Assets, End of Period (in thousands)	$19,673	$16,242	$13,486	$14,544	$11,026	$13,008
Average Net Assets for the Period (in thousands)	$16,680	$13,430	$13,834	$13,331	$12,844	$14,686
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.99%	0.98%	0.99%	0.98%	1.15%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	0.98%	0.99%	0.98%	1.06%	1.08%
Ratio of Net Investment Income to Average Net Assets***	0.78%	1.05%	1.03%	0.82%	0.85%	1.20%
Portfolio Turnover Rate	32%	67%	73%	93%	80%	111%

Class A Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and each	INTECH U.S. Growth Fund
year ended July 31	2013	2013	2012	2011	2010(3)	2009	2008

Net Asset Value, Beginning of Period	$16.80	$14.43	$14.07	$10.52	$9.80	$12.88	$14.45
Income from Investment Operations:
Net investment income	0.03	0.33	0.16	0.23	0.14	0.14	0.09
Net gain/(loss) on investments (both realized and unrealized)	3.21	2.19	0.29	3.44	0.64	(3.11)	(0.94)
Total from Investment Operations	3.24	2.52	0.45	3.67	0.78	(2.97)	(0.85)
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)	(0.08)
Distributions (from capital gains)*	–	–	–	–	–	–	(0.64)
Total Distributions	(0.08)	(0.15)	(0.09)	(0.12)	(0.06)	(0.11)	(0.72)
Net Asset Value, End of Period	$19.96	$16.80	$14.43	$14.07	$10.52	$9.80	$12.88
Total Return**	19.33%	17.57%	3.26%	35.03%	7.97%	(22.92)%	(6.54)%
Net Assets, End of Period (in thousands)	$6,826	$5,445	$7,328	$9,208	$11,914	$18,215	$34,231
Average Net Assets for the Period (in thousands)	$6,085	$6,267	$8,624	$9,550	$17,116	$20,041	$47,093
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.97%	0.90%	0.92%	0.86%	0.90%	0.82%	0.78%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	0.90%	0.92%	0.86%	0.90%	0.82%	0.78%
Ratio of Net Investment Income to Average Net Assets***	0.66%	0.85%	0.65%	0.62%	0.71%	1.01%	0.57%
Portfolio Turnover Rate	55%	81%	84%	96%	117%	119%	125%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 65

Financial Highlights  (continued)

Class A Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and each	INTECH U.S. Value Fund
year ended July 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$12.45	$10.15	$10.03	$7.85	$7.36	$9.88	$11.68
Income from Investment Operations:
Net investment income	0.07	0.16	0.15	0.13	0.10	0.15	0.14
Net gain/(loss) on investments (both realized and unrealized)	1.95	2.33	0.11	2.16	0.43	(2.35)	(1.58)
Total from Investment Operations	2.02	2.49	0.26	2.29	0.53	(2.20)	(1.44)
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)	(0.13)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–	(0.23)
Total Distributions	(2.19)	(0.19)	(0.14)	(0.11)	(0.04)	(0.32)	(0.36)
Net Asset Value, End of Period	$12.28	$12.45	$10.15	$10.03	$7.85	$7.36	$9.88
Total Return**	16.63%	24.86%	2.71%	29.23%	7.21%	(22.01)%	(12.78)%
Net Assets, End of Period (in thousands)	$9,136	$7,348	$5,494	$4,980	$3,694	$3,440	$1,032
Average Net Assets for the Period (in thousands)	$8,219	$6,373	$5,099	$4,598	$3,815	$1,762	$680
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.05%	0.97%	0.92%	0.95%	1.05%	1.33%	1.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.01%	0.97%	0.92%	0.95%	1.01%	0.74%	0.85%
Ratio of Net Investment Income to Average Net Assets***	1.01%	1.37%	1.54%	1.38%	1.26%	2.28%	2.08%
Portfolio Turnover Rate	57%	100%	100%	108%	92%	100%	78%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

66 | DECEMBER 31, 2013

Class C Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	INTECH Global Dividend Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.56	$10.37	$10.00
Income from Investment Operations:
Net investment income	0.08	0.27	0.19
Net gain/(loss) on investments (both realized and unrealized)	1.48	1.22	0.35
Total from Investment Operations	1.56	1.49	0.54
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.30)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(0.84)	(0.30)	(0.17)
Net Asset Value, End of Period	$12.28	$11.56	$10.37
Total Return**	13.73%	14.50%	5.36%
Net Assets, End of Period (in thousands)	$483	$489	$940
Average Net Assets for the Period (in thousands)	$533	$793	$900
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.83%	3.50%	6.25%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.54%	1.51%	1.70%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.59%	2.26%	3.37%
Portfolio Turnover Rate	30%	116%	24%

Class C Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and each	INTECH International Fund
year ended July 31	2013	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$8.14	$6.78	$8.11	$6.17	$6.57	$8.93	$9.91
Income from Investment Operations:
Net investment income	3.59	2.46	0.17	0.58	0.13	0.16	0.13
Net gain/(loss) on investments (both realized and unrealized)	(2.17)	(0.93)	(1.43)	1.47	(0.47)	(2.30)	(1.01)
Total from Investment Operations	1.42	1.53	(1.26)	2.05	(0.34)	(2.14)	(0.88)
Less Distributions:
Dividends (from net investment income)*	(0.32)	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)	(0.10)
Distributions (from capital gains)*	–(3)	–	–	–	–	–	–
Total Distributions	(0.32)	(0.17)	(0.07)	(0.11)	(0.06)	(0.22)	(0.10)
Net Asset Value, End of Period	$9.24	$8.14	$6.78	$8.11	$6.17	$6.57	$8.93
Total Return**	17.58%	22.79%	(15.55)%	33.37%	(5.31)%	(23.61)%	(9.03)%
Net Assets, End of Period (in thousands)	$58	$113	$433	$563	$1,642	$1,737	$2,274
Average Net Assets for the Period (in thousands)	$101	$251	$574	$1,877	$1,827	$1,552	$2,485
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.97%	1.32%	1.71%	3.96%	5.33%	7.20%	4.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.97%	1.18%	1.47%	1.21%(4)	0.73%(4)	0.69%(4)	1.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.07)%	1.20%	1.33%	1.92%	1.88%	2.56%	1.17%
Portfolio Turnover Rate	88%	143%	140%	179%	119%	115%	105%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Less than $0.01 on a per share basis.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 2.00% in 2011, 2.00% in 2010 and 1.68% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 67

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	INTECH U.S. Core Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.59	$14.68	$14.26	$10.71	$10.54	$9.26
Income from Investment Operations:
Net investment income/(loss)	–(3)	0.04	0.03	–(3)	0.03	0.02
Net gain/(loss) on investments (both realized and unrealized)	3.05	2.96	0.39	3.56	0.16	1.26
Total from Investment Operations	3.05	3.00	0.42	3.56	0.19	1.28
Less Distributions:
Dividends (from net investment income)*	–	(0.09)	–	(0.01)	(0.02)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Total Distributions	(0.76)	(0.09)	–	(0.01)	(0.02)	–
Net Asset Value, End of Period	$19.88	$17.59	$14.68	$14.26	$10.71	$10.54
Total Return**	17.43%	20.51%	2.95%	33.26%	1.82%	13.82%
Net Assets, End of Period (in thousands)	$11,143	$9,154	$6,450	$6,755	$6,452	$7,938
Average Net Assets for the Period (in thousands)	$10,149	$7,536	$6,402	$6,690	$7,678	$8,527
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.78%	1.77%	1.83%	1.80%	1.56%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.78%	1.77%	1.83%	1.80%	1.56%	1.83%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.02)%	0.25%	0.20%	(0.01)%	0.35%	0.44%
Portfolio Turnover Rate	32%	67%	73%	93%	80%	111%

Class C Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and each	INTECH U.S. Growth Fund
year ended July 31	2013	2013	2012	2011	2010(4)	2009	2008

Net Asset Value, Beginning of Period	$16.18	$13.92	$13.58	$10.15	$9.50	$12.45	$14.03
Income from Investment Operations:
Net investment income/(loss)	(0.03)	0.04	(0.28)	(0.22)	(0.14)	(0.05)	(0.11)
Net gain/(loss) on investments (both realized and unrealized)	3.10	2.28	0.62	3.65	0.81	(2.88)	(0.83)
Total from Investment Operations	3.07	2.32	0.34	3.43	0.67	(2.93)	(0.94)
Less Distributions and Other:
Dividends (from net investment income)*	–	(0.06)	–	–	(0.02)	(0.02)	–
Distributions (from capital gains)*	–	–	–	–	–	–	(0.64)
Redemption fees	N/A	N/A	–	–	–(5)	–	–
Total Distributions and Other	–	(0.06)	–	–	(0.02)	(0.02)	(0.64)
Net Asset Value, End of Period	$19.25	$16.18	$13.92	$13.58	$10.15	$9.50	$12.45
Total Return**	18.97%	16.70%	2.50%	33.79%	7.05%	(23.53)%	(7.31)%
Net Assets, End of Period (in thousands)	$3,706	$3,232	$2,742	$3,717	$3,928	$4,921	$8,767
Average Net Assets for the Period (in thousands)	$3,417	$2,999	$3,089	$4,005	$4,571	$5,469	$12,982
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.61%	1.60%	1.71%	1.71%	2.82%	1.67%	1.60%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.61%	1.60%	1.71%	1.70%	1.93%	1.62%	1.60%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.02%	0.15%	(0.15)%	(0.25)%	(0.32)%	0.21%	(0.25)%
Portfolio Turnover Rate	55%	81%	84%	96%	117%	119%	125%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(5)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

68 | DECEMBER 31, 2013

Class C Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and each	INTECH U.S. Value Fund
year ended July 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$12.43	$10.14	$9.94	$7.81	$7.35	$9.78	$11.61
Income from Investment Operations:
Net investment income/(loss)	(0.05)	(0.08)	0.18	0.14	0.03	0.12	0.23
Net gain/(loss) on investments (both realized and unrealized)	2.02	2.49	0.02	2.05	0.45	(2.34)	(1.75)
Total from Investment Operations	1.97	2.41	0.20	2.19	0.48	(2.22)	(1.52)
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.12)	–	(0.06)	(0.02)	(0.21)	(0.08)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–	(0.23)
Total Distributions	(2.15)	(0.12)	–	(0.06)	(0.02)	(0.21)	(0.31)
Net Asset Value, End of Period	$12.25	$12.43	$10.14	$9.94	$7.81	$7.35	$9.78
Total Return**	16.23%	23.97%	2.01%	28.03%	6.51%	(22.52)%	(13.49)%
Net Assets, End of Period (in thousands)	$726	$380	$147	$217	$330	$281	$342
Average Net Assets for the Period (in thousands)	$552	$206	$164	$432	$324	$266	$860
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.76%	1.69%	1.72%	1.74%	1.80%	1.99%	1.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.76%	1.69%	1.61%	1.74%	1.76%	1.47%	1.60%
Ratio of Net Investment Income to Average Net Assets***	0.28%	0.57%	0.81%	0.58%	0.51%	1.94%	1.36%
Portfolio Turnover Rate	57%	100%	100%	108%	92%	100%	78%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 69

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	INTECH Global Dividend Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.58	$10.39	$10.00
Income from Investment Operations:
Net investment income	0.15	0.42	0.21
Net gain/(loss) on investments (both realized and unrealized)	1.46	1.17	0.35
Total from Investment Operations	1.61	1.59	0.56
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.40)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(0.89)	(0.40)	(0.17)
Net Asset Value, End of Period	$12.30	$11.58	$10.39
Total Return**	14.21%	15.49%	5.60%
Net Assets, End of Period (in thousands)	$6,487	$4,706	$2,124
Average Net Assets for the Period (in thousands)	$5,480	$3,161	$1,727
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.94%	2.57%	5.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.67%	0.67%	1.32%
Ratio of Net Investment Income to Average Net Assets***	2.48%	3.91%	4.09%
Portfolio Turnover Rate	30%	116%	24%

Class D Shares

For a share outstanding during the period ended December 31, 2013	INTECH U.S. Core Fund
(unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$17.67	$14.74	$14.32	$10.74	$10.95
Income from Investment Operations:
Net investment income	0.09	0.19	0.17	0.13	0.05
Net gain/(loss) on investments (both realized and unrealized)	3.08	2.97	0.39	3.59	(0.26)
Total from Investment Operations	3.17	3.16	0.56	3.72	(0.21)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.23)	(0.14)	(0.14)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)
Total Distributions and Other	(0.90)	(0.23)	(0.14)	(0.14)	–
Net Asset Value, End of Period	$19.94	$17.67	$14.74	$14.32	$10.74
Total Return**	18.03%	21.62%	3.96%	34.74%	(1.92)%
Net Assets, End of Period (in thousands)	$263,377	$220,548	$174,853	$173,097	$135,712
Average Net Assets for the Period (in thousands)	$243,027	$192,611	$168,338	$156,479	$150,392
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.85%	0.84%	0.82%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.85%	0.84%	0.82%	0.60%
Ratio of Net Investment Income to Average Net Assets***	0.95%	1.17%	1.20%	0.96%	1.22%
Portfolio Turnover Rate	32%	67%	73%	93%	80%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from February 16, 2010 (inception date) through June 30, 2010.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

70 | DECEMBER 31, 2013

Class I Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	INTECH Global Dividend Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.62	$10.42	$10.00
Income from Investment Operations:
Net investment income	0.15	0.46	0.23
Net gain/(loss) on investments (both realized and unrealized)	1.48	1.15	0.36
Total from Investment Operations	1.63	1.61	0.59
Less Distributions:
Dividends (from net investment income)*	(0.25)	(0.41)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(0.90)	(0.41)	(0.17)
Net Asset Value, End of Period	$12.35	$11.62	$10.42
Total Return**	14.33%	15.66%	5.90%
Net Assets, End of Period (in thousands)	$2,029	$1,571	$1,897
Average Net Assets for the Period (in thousands)	$1,749	$1,927	$1,542
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.78%	2.45%	5.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.51%	0.51%	0.75%
Ratio of Net Investment Income to Average Net Assets***	2.62%	3.63%	4.64%
Portfolio Turnover Rate	30%	116%	24%

Class I Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and	INTECH International Fund
each year ended July 31	2013	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$8.03	$6.77	$8.06	$6.14	$6.55	$8.98	$9.93
Income from Investment Operations:
Net investment income	0.05	0.18	0.12	0.03	0.13	0.15	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.39	1.28	(1.35)	2.00	(0.48)	(2.30)	(1.01)
Total from Investment Operations	1.44	1.46	(1.23)	2.03	(0.35)	(2.15)	(0.79)
Less Distributions and Other:
Dividends (from net investment income)*	(0.24)	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)	(0.16)
Distributions (from capital gains)*	–(3)	–	–	–	–	–	–
Redemption fees	N/A	N/A	–(4)	–	–(4)	–	–
Total Distributions and Other	(0.24)	(0.20)	(0.06)	(0.11)	(0.06)	(0.28)	(0.16)
Net Asset Value, End of Period	$9.23	$8.03	$6.77	$8.06	$6.14	$6.55	$8.98
Total Return**	18.09%	21.78%	(15.18)%	33.20%	(5.48)%	(23.56)%	(8.09)%
Net Assets, End of Period (in thousands)	$70,002	$59,981	$35,608	$20,713	$1,180	$2,327	$2,571
Average Net Assets for the Period (in thousands)	$64,990	$42,583	$29,910	$1,393	$2,223	$1,935	$2,694
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.81%	0.92%	1.13%	3.08%	4.68%	6.34%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.81%	0.92%	1.00%	0.86%	1.00%	0.68%	0.65%
Ratio of Net Investment Income to Average Net Assets***	1.04%	1.86%	2.05%	2.28%	1.38%	2.65%	2.18%
Portfolio Turnover Rate	88%	143%	140%	179%	119%	115%	105%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Less than $0.01 on a per share basis.
(4)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 71

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	INTECH U.S. Core Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.68	$14.75	$14.33	$10.75	$10.57	$9.26
Income from Investment Operations:
Net investment income	0.07	0.19	0.20	0.16	0.11	0.05
Net gain/(loss) on investments (both realized and unrealized)	3.11	2.99	0.37	3.57	0.16	1.26
Total from Investment Operations	3.18	3.18	0.57	3.73	0.27	1.31
Less Distributions and Other:
Dividends (from net investment income)*	(0.16)	(0.25)	(0.15)	(0.15)	(0.09)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.92)	(0.25)	(0.15)	(0.15)	(0.09)	–
Net Asset Value, End of Period	$19.94	$17.68	$14.75	$14.33	$10.75	$10.57
Total Return**	18.10%	21.75%	4.06%	34.84%	2.51%	14.15%
Net Assets, End of Period (in thousands)	$148,114	$71,592	$50,196	$55,567	$50,382	$45,795
Average Net Assets for the Period (in thousands)	$133,109	$56,472	$52,297	$53,512	$51,959	$49,319
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.69%	0.75%	0.72%	0.72%	0.53%	0.80%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.69%	0.75%	0.72%	0.72%	0.53%	0.78%
Ratio of Net Investment Income to Average Net Assets***	1.08%	1.27%	1.31%	1.07%	1.37%	1.49%
Portfolio Turnover Rate	32%	67%	73%	93%	80%	111%

Class I Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	INTECH U.S. Growth Fund
ended June 30 and each year ended July 31	2013	2013	2012	2011	2010(4)	2009	2008

Net Asset Value, Beginning of Period	$16.68	$14.35	$13.97	$10.45	$9.72	$12.84	$14.40
Income from Investment Operations:
Net investment income	0.10	0.18	0.13	0.13	0.12	0.12	0.11
Net gain/(loss) on investments (both realized and unrealized)	3.15	2.36	0.37	3.55	0.69	(3.07)	(0.93)
Total from Investment Operations	3.25	2.54	0.50	3.68	0.81	(2.95)	(0.82)
Less Distributions and Other:
Dividends (from net investment income)*	(0.14)	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)	(0.10)
Distributions (from capital gains)*	–	–	–	–	–	–	(0.64)
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)	–(3)	–
Total Distributions and Other	(0.14)	(0.21)	(0.12)	(0.16)	(0.08)	(0.17)	(0.74)
Net Asset Value, End of Period	$19.79	$16.68	$14.35	$13.97	$10.45	$9.72	$12.84
Total Return**	19.53%	17.89%	3.64%	35.31%	8.29%	(22.76)%	(6.33)%
Net Assets, End of Period (in thousands)	$242,254	$218,980	$264,411	$323,567	$379,401	$807,347	$1,224,054
Average Net Assets for the Period (in thousands)	$229,084	$258,682	$287,232	$329,686	$768,204	$857,115	$1,288,020
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.62%	0.58%	0.62%	0.63%	0.62%	0.55%	0.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.58%	0.62%	0.63%	0.61%	0.55%	0.53%
Ratio of Net Investment Income to Average Net Assets***	1.00%	1.20%	0.95%	0.84%	1.00%	1.30%	0.79%
Portfolio Turnover Rate	55%	81%	84%	96%	117%	119%	125%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

72 | DECEMBER 31, 2013

Class I Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period ended	INTECH U.S. Value Fund
June 30 and each year ended July 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$12.51	$10.19	$10.07	$7.89	$7.37	$9.91	$11.70
Income from Investment Operations:
Net investment income	0.08	0.22	0.17	0.15	0.11	0.18	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.99	2.32	0.12	2.16	0.45	(2.38)	(1.64)
Total from Investment Operations	2.07	2.54	0.29	2.31	0.56	(2.20)	(1.42)
Less Distributions and Other:
Dividends (from net investment income)*	(0.15)	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)	(0.14)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–	(0.23)
Redemption fees	N/A	N/A	–(2)	–	–(2)	–(2)	–(2)
Total Distributions and Other	(2.23)	(0.22)	(0.17)	(0.13)	(0.04)	(0.34)	(0.37)
Net Asset Value, End of Period	$12.35	$12.51	$10.19	$10.07	$7.89	$7.37	$9.91
Total Return**	16.95%	25.23%	2.96%	29.38%	7.62%	(21.96)%	(12.54)%
Net Assets, End of Period (in thousands)	$89,091	$77,625	$93,800	$93,695	$66,137	$59,647	$63,472
Average Net Assets for the Period (in thousands)	$82,793	$93,335	$89,976	$84,034	$69,502	$53,614	$57,513
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.67%	0.67%	0.68%	0.77%	0.96%	0.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.67%	0.67%	0.68%	0.75%	0.61%	0.60%
Ratio of Net Investment Income to Average Net Assets***	1.35%	1.71%	1.78%	1.64%	1.53%	2.79%	2.34%
Portfolio Turnover Rate	57%	100%	100%	108%	92%	100%	78%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Mathematical Funds | 73

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	INTECH Global Dividend Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.58	$10.39	$10.00
Income from Investment Operations:
Net investment income	0.16	0.43	0.21
Net gain/(loss) on investments (both realized and unrealized)	1.44	1.15	0.35
Total from Investment Operations	1.60	1.58	0.56
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.39)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(0.87)	(0.39)	(0.17)
Net Asset Value, End of Period	$12.31	$11.58	$10.39
Total Return**	14.07%	15.40%	5.60%
Net Assets, End of Period (in thousands)	$138	$286	$880
Average Net Assets for the Period (in thousands)	$250	$726	$872
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.20%	2.96%	5.82%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.03%	0.86%	1.26%
Ratio of Net Investment Income to Average Net Assets***	2.15%	2.86%	3.77%
Portfolio Turnover Rate	30%	116%	24%

Class S Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and each	INTECH International Fund
year ended July 31	2013	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$8.09	$6.79	$8.12	$6.16	$6.56	$8.95	$9.92
Income from Investment Operations:
Net investment income	3.45	2.47	0.10	0.70	0.13	0.16	0.18
Net gain/(loss) on investments (both realized and unrealized)	(2.01)	(1.02)	(1.36)	1.37	(0.47)	(2.30)	(1.02)
Total from Investment Operations	1.44	1.45	(1.26)	2.07	(0.34)	(2.14)	(0.84)
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)	(0.13)
Distributions (from capital gains)*	–(3)	–	–	–	–	–	–
Total Distributions	(0.19)	(0.15)	(0.07)	(0.11)	(0.06)	(0.25)	(0.13)
Net Asset Value, End of Period	$9.34	$8.09	$6.79	$8.12	$6.16	$6.56	$8.95
Total Return**	17.88%	21.48%	(15.54)%	33.75%	(5.32)%	(23.54)%	(8.61)%
Net Assets, End of Period (in thousands)	$64	$118	$421	$498	$1,642	$1,733	$2,268
Average Net Assets for the Period (in thousands)	$106	$254	$432	$1,870	$1,831	$1,551	$2,477
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.38%	1.48%	1.66%	3.46%	4.83%	6.66%	4.43%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.38%	1.29%	1.44%	1.07%(4)	0.72%(4)	0.65%(4)	1.15%
Ratio of Net Investment Income to Average Net Assets***	0.53%	1.09%	1.52%	2.05%	1.89%	2.60%	1.67%
Portfolio Turnover Rate	88%	143%	140%	179%	119%	115%	105%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Less than $0.01 on a per share basis.
(4)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.50% in 2011, 1.50% in 2010 and 1.18% in 2009 without the waiver of these fees and expenses.

See Notes to Financial Statements.

74 | DECEMBER 31, 2013

Class S Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the period	INTECH U.S. Core Fund
ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$17.66	$14.73	$14.29	$10.73	$10.55	$9.26
Income from Investment Operations:
Net investment income/(loss)	0.01	0.16	0.12	0.08	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.12	2.94	0.40	3.57	0.17	1.25
Total from Investment Operations	3.13	3.10	0.52	3.65	0.24	1.29
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.17)	(0.09)	(0.09)	(0.06)	–
Distributions (from capital gains)*	(0.76)	–	–	–	–	–
Redemption fees	N/A	N/A	0.01	–(3)	–(3)	–(3)
Total Distributions and Other	(0.88)	(0.17)	(0.08)	(0.09)	(0.06)	–
Net Asset Value, End of Period	$19.91	$17.66	$14.73	$14.29	$10.73	$10.55
Total Return**	17.80%	21.20%	3.75%	34.11%	2.26%	13.93%
Net Assets, End of Period (in thousands)	$25,848	$5,996	$4,645	$4,836	$3,888	$4,558
Average Net Assets for the Period (in thousands)	$21,399	$4,857	$4,525	$4,423	$4,677	$5,179
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.15%	1.17%	1.16%	1.18%	1.03%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.15%	1.17%	1.16%	1.18%	1.02%	1.25%
Ratio of Net Investment Income to Average Net Assets***	0.63%	0.86%	0.88%	0.61%	0.89%	1.02%
Portfolio Turnover Rate	32%	67%	73%	93%	80%	111%

Class S Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period ended	INTECH U.S. Growth Fund
June 30 and each year ended July 31	2013	2013	2012	2011	2010(4)	2009	2008

Net Asset Value, Beginning of Period	$16.73	$14.39	$14.02	$10.48	$9.77	$12.81	$14.36
Income from Investment Operations:
Net investment income/(loss)	0.10	0.15	(0.06)	0.33	0.20	0.33	0.11
Net gain/(loss) on investments (both realized and unrealized)	3.12	2.33	0.49	3.31	0.56	(3.30)	(0.98)
Total from Investment Operations	3.22	2.48	0.43	3.64	0.76	(2.97)	(0.87)
Less Distributions and Other:
Dividends (from net investment income)*	(0.06)	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)	(0.04)
Distributions (from capital gains)*	–	–	–	–	–	–	(0.64)
Redemption fees	N/A	N/A	–(3)	–(3)	–(3)	–(3)	–(3)
Total Distributions and Other	(0.06)	(0.14)	(0.06)	(0.10)	(0.05)	(0.07)	(0.68)
Net Asset Value, End of Period	$19.89	$16.73	$14.39	$14.02	$10.48	$9.77	$12.81
Total Return**	19.26%	17.36%	3.14%	34.77%	7.73%	(23.09)%	(6.68)%
Net Assets, End of Period (in thousands)	$20,976	$18,867	$17,270	$13,963	$15,629	$20,051	$70,963
Average Net Assets for the Period (in thousands)	$19,874	$17,704	$15,590	$14,606	$18,507	$40,058	$117,236
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.07%	1.06%	1.07%	1.07%	1.12%	1.04%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.07%	1.06%	1.07%	1.07%	1.12%	1.04%	1.02%
Ratio of Net Investment Income to Average Net Assets***	0.55%	0.70%	0.52%	0.40%	0.49%	0.77%	0.36%
Portfolio Turnover Rate	55%	81%	84%	96%	117%	119%	125%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(4)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

Janus Mathematical Funds | 75

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and each	INTECH U.S. Value Fund
year ended July 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$12.53	$10.15	$10.02	$7.85	$7.37	$9.86	$11.66
Income from Investment Operations:
Net investment income	0.10	0.90	0.13	0.15	0.08	0.17	0.20
Net gain/(loss) on investments (both realized and unrealized)	1.93	1.63	0.11	2.11	0.44	(2.38)	(1.67)
Total from Investment Operations	2.03	2.53	0.24	2.26	0.52	(2.21)	(1.47)
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)	(0.10)
Distributions (from capital gains)*	(2.08)	–	–	–	–	–	(0.23)
Total Distributions	(2.19)	(0.15)	(0.11)	(0.09)	(0.04)	(0.28)	(0.33)
Net Asset Value, End of Period	$12.37	$12.53	$10.15	$10.02	$7.85	$7.37	$9.86
Total Return**	16.53%	25.12%	2.48%	28.81%	7.00%	(22.15)%	(12.98)%
Net Assets, End of Period (in thousands)	$60	$64	$221	$216	$214	$200	$257
Average Net Assets for the Period (in thousands)	$64	$132	$208	$254	$225	$192	$284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.32%	1.16%	1.15%	1.17%	1.27%	1.44%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.32%	0.97%	1.09%	1.17%	1.26%	0.97%	1.10%
Ratio of Net Investment Income to Average Net Assets***	0.66%	1.41%	1.36%	1.16%	1.02%	2.43%	1.84%
Portfolio Turnover Rate	57%	100%	100%	108%	92%	100%	78%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.

See Notes to Financial Statements.

76 | DECEMBER 31, 2013

Class T Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	INTECH Global Dividend Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.60	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.15	0.46	0.22
Net gain/(loss) on investments (both realized and unrealized)	1.46	1.14	0.35
Total from Investment Operations	1.61	1.60	0.57
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.40)	(0.17)
Distributions (from capital gains)*	(0.65)	–	–
Total Distributions	(0.89)	(0.40)	(0.17)
Net Asset Value, End of Period	$12.32	$11.60	$10.40
Total Return**	14.12%	15.55%	5.70%
Net Assets, End of Period (in thousands)	$559	$615	$1,233
Average Net Assets for the Period (in thousands)	$650	$1,249	$1,093
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.99%	2.69%	5.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.77%	0.69%	1.03%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	2.38%	3.27%	4.09%
Portfolio Turnover Rate	30%	116%	24%

Class T Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	INTECH International Fund
period ended July 31, 2009	2013	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$8.01	$6.77	$8.09	$6.16	$6.55	$5.93
Income from Investment Operations:
Net investment income	0.07	0.08	0.06	0.17	0.12	–(4)
Net gain/(loss) on investments (both realized and unrealized)	1.36	1.35	(1.31)	1.87	(0.45)	0.62
Total from Investment Operations	1.43	1.43	(1.25)	2.04	(0.33)	0.62
Less Distributions:
Dividends (from net investment income)*	(0.22)	(0.19)	(0.07)	(0.11)	(0.06)	–
Distributions (from capital gains)*	–(4)	–	–	–	–	–
Total Distributions	(0.22)	(0.19)	(0.07)	(0.11)	(0.06)	–
Net Asset Value, End of Period	$9.22	$8.01	$6.77	$8.09	$6.16	$6.55
Total Return**	17.92%	21.30%	(15.47)%	33.26%	(5.17)%	10.46%
Net Assets, End of Period (in thousands)	$195	$202	$59	$45	$10	$1
Average Net Assets for the Period (in thousands)	$145	$70	$40	$29	$8	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.26%	1.27%	1.41%	2.41%	4.81%	13.96%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.26%	1.25%	0.54%(5)	0.31%(5)	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.59%	1.24%	1.80%	3.12%	2.47%	(0.35)%
Portfolio Turnover Rate	88%	143%	140%	179%	119%	115%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through July 31, 2009.
(4)	Less than $0.01 on a per share basis.
(5)	Pursuant to a contractual agreement, Janus waived certain fees and expenses during the period. The Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets would have been 1.25% in 2011 and 1.25% in 2010 without the waiver of these fees and expenses.

See Notes to Financial Statements.

Janus Mathematical Funds | 77

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	INTECH U.S. Core Fund
ended June 30 and each year ended October 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$17.67	$14.74	$14.31	$10.74	$10.56	$10.21	$17.38
Income from Investment Operations:
Net investment income	0.08	0.18	0.15	0.12	0.12	0.18	0.24
Net gain/(loss) on investments (both realized and unrealized)	3.07	2.97	0.40	3.58	0.14	0.46	(5.75)
Total from Investment Operations	3.15	3.15	0.55	3.70	0.26	0.64	(5.51)
Less Distributions and Other:
Dividends (from net investment income)*	(0.12)	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)	(0.24)
Distributions (from capital gains)*	(0.76)	–	–	–	–	–	(1.42)
Redemption fees	N/A	N/A	–(2)	–(2)	–(2)	–(2)	–(2)
Total Distributions and Other	(0.88)	(0.22)	(0.12)	(0.13)	(0.08)	(0.29)	(1.66)
Net Asset Value, End of Period	$19.94	$17.67	$14.74	$14.31	$10.74	$10.56	$10.21
Total Return**	17.95%	21.58%	3.93%	34.53%	2.39%	6.70%	(34.82)%
Net Assets, End of Period (in thousands)	$134,213	$109,408	$83,640	$74,483	$58,922	$222,932	$246,935
Average Net Assets for the Period (in thousands)	$124,047	$92,764	$75,220	$66,619	$140,726	$215,954	$386,247
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.89%	0.92%	0.91%	0.92%	0.79%	0.91%	0.75%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%	0.92%	0.91%	0.92%	0.79%	0.91%	0.75%
Ratio of Net Investment Income to Average Net Assets***	0.87%	1.11%	1.14%	0.87%	1.16%	1.78%	1.55%
Portfolio Turnover Rate	32%	67%	73%	93%	80%	111%	74%

Class T Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	INTECH U.S. Growth Fund
period ended July 31, 2009	2013	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$16.62	$14.33	$13.96	$10.48	$9.76	$8.98
Income from Investment Operations:
Net investment income	0.06	0.26	0.12	0.11	0.06	0.01
Net gain/(loss) on investments (both realized and unrealized)	3.17	2.24	0.33	3.54	0.73	0.77
Total from Investment Operations	3.23	2.50	0.45	3.65	0.79	0.78
Less Distributions and Other:
Dividends (from net investment income)*	(0.13)	(0.21)	(0.10)	(0.17)	(0.07)	–
Distributions (from capital gains)*	–	–	–	–	–	–
Redemption fees	N/A	N/A	0.02	–	–	–
Total Distributions and Other	(0.13)	(0.21)	(0.08)	(0.17)	(0.07)	–
Net Asset Value, End of Period	$19.72	$16.62	$14.33	$13.96	$10.48	$9.76
Total Return**	19.45%	17.61%	3.45%	34.99%	8.11%	8.69%
Net Assets, End of Period (in thousands)	$32,906	$15,642	$85	$58	$14	$1
Average Net Assets for the Period (in thousands)	$23,649	$4,390	$74	$33	$10	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.83%	0.81%	0.83%	0.76%	0.85%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.83%	0.81%	0.81%	0.76%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets***	0.80%	0.82%	0.79%	0.63%	0.67%	0.72%
Portfolio Turnover Rate	55%	81%	84%	96%	117%	119%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Redemption fees aggregated less than $0.01 on a per share basis. Redemption fees were eliminated effective April 2, 2012.
(3)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

78 | DECEMBER 31, 2013

Class T Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the period	INTECH U.S. Value Fund
ended July 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$12.48	$10.18	$10.05	$7.87	$7.37	$6.63
Income from Investment Operations:
Net investment income	0.03	0.19	0.13	0.15	0.05	0.01
Net gain on investments (both realized and unrealized)	2.02	2.31	0.13	2.15	0.49	0.73
Total from Investment Operations	2.05	2.50	0.26	2.30	0.54	0.74
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.20)	(0.13)	(0.12)	(0.04)	–
Distributions (from capital gains)*	(2.08)	–	–	–	–	–
Total Distributions	(2.23)	(0.20)	(0.13)	(0.12)	(0.04)	–
Net Asset Value, End of Period	$12.30	$12.48	$10.18	$10.05	$7.87	$7.37
Total Return**	16.81%	24.84%	2.73%	29.29%	7.31%	11.16%
Net Assets, End of Period (in thousands)	$10,114	$479	$58	$17	$33	$1
Average Net Assets for the Period (in thousands)	$4,551	$205	$36	$35	$20	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.92%	0.91%	0.89%	0.95%	0.99%	1.47%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.92%	0.89%	0.89%	0.95%	1.00%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.19%	1.28%	1.54%	1.39%	1.20%	2.08%
Portfolio Turnover Rate	57%	100%	100%	108%	92%	100%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.

See Notes to Financial Statements.

Janus Mathematical Funds | 79

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

INTECH Global Dividend Fund, INTECH International Fund, INTECH U.S. Core Fund, INTECH U.S. Growth Fund and INTECH U.S. Value Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended December 31, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. The Funds invest primarily in common stocks. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value

80 | DECEMBER 31, 2013

determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for INTECH Global Dividend Fund are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period,

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Notes to Financial Statements (unaudited) (continued)

and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party

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pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold any Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended December 31, 2013.

Transfers Out
of Level 2 to
Fund	Level 1

INTECH Global Dividend Fund	$54,373

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Other Investments and Strategies

Additional Investment Risk
The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment

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Notes to Financial Statements (unaudited) (continued)

from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Real Estate Investing
To the extent that real estate-related securities may be included in a Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee Rate (%)
Fund	Assets of the Fund	(annual rate)

INTECH Global Dividend Fund	All Asset Levels	0.55
INTECH International Fund	All Asset Levels	0.55
INTECH U.S. Core Fund	N/A	0.50
INTECH U.S. Growth Fund	All Asset Levels	0.50
INTECH U.S. Value Fund	All Asset Levels	0.50

For INTECH U.S. Core Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

INTECH U.S. Core Fund	S&P 500® Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by INTECH U.S. Core Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The Performance Adjustment is based on a rolling 36-month performance measurement period. Any applicable Performance Adjustment began January 2007 for the Fund.

No Performance Adjustment is applied unless the difference between the Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which the Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to the Fund’s relative performance compared to its benchmark index (and not

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its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the Fund.

The application of an expense limit, if any, will have a positive effect upon the Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of the Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of INTECH U.S. Core Fund relative to the record of the Fund’s benchmark index and future changes to the size of INTECH U.S. Core Fund.

INTECH U.S. Core Fund’s prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the period ended December 31, 2013, INTECH U.S. Core Fund recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

INTECH U.S. Core Fund	$227,335

INTECH Investment Management LLC (“INTECH”) serves as subadviser to each Fund. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Funds to Janus Capital (calculated after any applicable performance fee adjustment for INTECH U.S. Core Fund, and after any fee waivers and expense reimbursements for INTECH Global Dividend Fund, INTECH International Fund and INTECH U.S. Value Fund). The subadvisory fee paid by Janus Capital to INTECH on behalf of INTECH U.S. Core Fund adjusts up or down based on the Fund’s performance relative to its benchmark index over the performance measurement period.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to

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Notes to Financial Statements (unaudited) (continued)

investors in Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

	New Expense
	Limit (%)	Previous Expense
	(November 1,	Limit (%) (until
	2013 to	November 1,
Fund	present)	2013)

INTECH Global Dividend Fund	0.50	0.50
INTECH International Fund	1.00	1.00
INTECH U.S. Core Fund	0.75	0.89
INTECH U.S. Growth Fund	0.76	0.90
INTECH U.S. Value Fund	0.79	0.75

For a period of three years subsequent to INTECH Global Dividend Fund’s commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, which could then be considered a deferral, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. For the period ended December 31, 2013, total reimbursement by Janus Capital was $81,095 for the Fund. As of December 31, 2013, the aggregate amount of recoupment that may potentially be made to Janus Capital is $423,927. The recoupment of such reimbursements expires December 15, 2014.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statements of Assets and Liabilities as an asset, “Non-

86 | DECEMBER 31, 2013

interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $127,496 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2013.

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $254,837 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

INTECH Global Dividend Fund	$4,836
INTECH International Fund	38
INTECH U.S. Core Fund	3,160
INTECH U.S. Growth Fund	62
INTECH U.S. Value Fund	263

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended December 31, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

INTECH U.S. Core Fund	$612
INTECH U.S. Growth Fund	54
INTECH U.S. Value Fund	819

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

Janus Mathematical Funds | 87

Notes to Financial Statements (unaudited) (continued)

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2013, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/13	Purchases	Purchases	Redemptions	Redemptions	at 12/31/13

INTECH Global Dividend Fund - Class A Shares	$182,811	$–	–	$(182,811)	10/31/13	$–
INTECH Global Dividend Fund - Class C Shares	202,143	–	–	(202,143)	10/31/13	–
INTECH Global Dividend Fund - Class I Shares	31,283	–	–	(31,283)	10/31/13	–
INTECH Global Dividend Fund - Class S Shares	211,774	–	–	(143,887)	10/31/13	67,887
INTECH Global Dividend Fund - Class T Shares	138,959	–	–	(138,959)	10/31/13	–
INTECH U.S. Value Fund - Class S Shares	21,547	–	–	(9,556)	10/31/13	11,991

4.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

INTECH Global Dividend Fund	$13,338,885	$1,554,212	$(128,783)	$1,425,429
INTECH International Fund	61,781,940	10,397,633	(514,470)	9,883,163
INTECH U.S. Core Fund	467,077,623	137,511,329	(1,888,980)	135,622,349
INTECH U.S. Growth Fund	231,124,075	77,070,444	(1,283,196)	75,787,248
INTECH U.S. Value Fund	87,860,398	22,413,635	(335,585)	22,078,050

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2013

				No Expiration		Accumulated
Fund	June 30, 2016	June 30, 2017	June 30, 2018	Short-Term	Long-Term	Capital Losses

INTECH International Fund(1)	$–	$(477,452)	$(2,035,662)	$(40,998)	$–	$(2,554,112)
INTECH U.S. Core Fund(1)	(10,191,816)	(2,000,179)	–	–	–	(12,191,995)
INTECH U.S. Growth Fund	–	(7,077,037)	(181,101,744)	–	–	(188,178,781)

(1)	Capital loss carryovers subject to annual limitations.

88 | DECEMBER 31, 2013

5.	Capital Share Transactions

	INTECH		INTECH		INTECH		INTECH		INTECH
For the period ended December 31 (unaudited)	Global Dividend		International		U.S. Core		U.S. Growth		U.S. Value
and the year ended June 30	Fund		Fund		Fund		Fund		Fund
(all numbers in thousands)	2013	2013	2013	2013	2013	2013	2013	2013	2013	2013

Transactions in Fund Shares – Class A Shares:
Shares sold	297	116	170	42	261	388	49	92	95	121
Reinvested dividends and distributions	28	3	4	1	41	10	1	3	115	10
Shares repurchased	(58)	(68)	(54)	(50)	(235)	(394)	(32)	(279)	(56)	(82)
Net Increase/(Decrease) in Fund Shares	267	51	120	(7)	67	4	18	(184)	154	49
Shares Outstanding, Beginning of Period	140	89	59	66	920	916	324	508	590	541
Shares Outstanding, End of Period	407	140	179	59	987	920	342	324	744	590
Transactions in Fund Shares – Class C Shares:
Shares sold	18	14	–	–	73	154	9	33	36	16
Reinvested dividends and distributions	3	2	–	1	11	1	–	–	6	–
Shares repurchased	(24)	(65)	(8)	(51)	(44)	(74)	(16)	(30)	(14)	–
Net Increase/(Decrease) in Fund Shares	(3)	(49)	(8)	(50)	40	81	(7)	3	28	16
Shares Outstanding, Beginning of Period	42	91	14	64	520	439	200	197	31	15
Shares Outstanding, End of Period	39	42	6	14	560	520	193	200	59	31
Transactions in Fund Shares – Class D Shares:
Shares sold	157	393	N/A	N/A	1,075	2,156	N/A	N/A	N/A	N/A
Reinvested dividends and distributions	35	10	N/A	N/A	574	167	N/A	N/A	N/A	N/A
Shares repurchased	(72)	(201)	N/A	N/A	(918)	(1,704)	N/A	N/A	N/A	N/A
Net Increase/(Decrease) in Fund Shares	120	202	N/A	N/A	731	619	N/A	N/A	N/A	N/A
Shares Outstanding, Beginning of Period	407	205	N/A	N/A	12,480	11,861	N/A	N/A	N/A	N/A
Shares Outstanding, End of Period	527	407	N/A	N/A	13,211	12,480	N/A	N/A	N/A	N/A
Transactions in Fund Shares – Class I Shares:
Shares sold	29	49	259	3,168	3,883	1,802	685	1,103	192	493
Reinvested dividends and distributions	11	6	202	125	331	36	74	210	1,115	174
Shares repurchased	(11)	(102)	(350)	(1,080)	(834)	(1,191)	(1,648)	(6,609)	(295)	(3,665)
Net Increase/(Decrease) in Fund Shares	29	(47)	111	2,213	3,380	647	(889)	(5,296)	1,012	(2,998)
Shares Outstanding, Beginning of Period	135	182	7,471	5,258	4,049	3,402	13,129	18,425	6,204	9,202
Shares Outstanding, End of Period	164	135	7,582	7,471	7,429	4,049	12,240	13,129	7,216	6,204
Transactions in Fund Shares – Class S Shares:
Shares sold	–	–	–	–	1,090	150	46	185	–	–
Reinvested dividends and distributions	1	2	–	1	56	3	3	10	1	–
Shares repurchased	(15)	(62)	(8)	(48)	(187)	(129)	(122)	(267)	(1)	(17)
Net Increase/(Decrease) in Fund Shares	(14)	(60)	(8)	(47)	959	24	(73)	(72)	–	(17)
Shares Outstanding, Beginning of Period	25	85	15	62	339	315	1,128	1,200	5	22
Shares Outstanding, End of Period	11	25	7	15	1,298	339	1,055	1,128	5	5
Transactions in Fund Shares – Class T Shares:
Shares sold	12	52	7	22	1,127	1,736	864	988	716	36
Reinvested dividends and distributions	3	4	–	–	286	78	11	3	122	–
Shares repurchased	(23)	(122)	(11)	(6)	(873)	(1,295)	(147)	(56)	(54)	(4)
Net Increase/(Decrease) in Fund Shares	(8)	(66)	(4)	16	540	519	728	935	784	32
Shares Outstanding, Beginning of Period	53	119	25	9	6,192	5,673	941	6	38	6
Shares Outstanding, End of Period	45	53	21	25	6,732	6,192	1,669	941	822	38

Janus Mathematical Funds | 89

Notes to Financial Statements (unaudited) (continued)

6.	Purchases and Sales of Investment Securities

For the period ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

INTECH Global Dividend Fund	$7,463,455	$3,704,360	$–	$–
INTECH International Fund	57,984,335	57,938,087	–	–
INTECH U.S. Core Fund	255,224,375	169,933,459	–	–
INTECH U.S. Growth Fund	154,983,070	160,149,659	–	–
INTECH U.S. Value Fund	63,220,519	54,395,380	–	–

7.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

90 | DECEMBER 31, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Mathematical Funds | 91

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

92 | DECEMBER 31, 2013

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Janus Mathematical Funds | 93

Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

94 | DECEMBER 31, 2013

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

100 | DECEMBER 31, 2013

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s investment personnel as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s investment personnel may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Fund’s investment personnel in the Management Commentary are just that: opinions. They are a reflection of the investment personnel’s best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet

102 | DECEMBER 31, 2013

paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the

Janus Mathematical Funds | 103

Useful Information About Your Fund Report (unaudited) (continued)

Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

104 | DECEMBER 31, 2013

Notes

Janus Mathematical Funds | 105

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55529	125-24-93006 02-14

semiannual report
December 31, 2013

Janus Value Funds

Perkins Large Cap Value Fund
Perkins Mid Cap Value Fund
Perkins Select Value Fund
Perkins Small Cap Value Fund
Perkins Value Plus Income Fund

highlights

•	Portfolio management perspective
•	Investment strategy behind your fund
•	Fund performance, characteristics and holdings

            Janus Value Funds

Chief Investment Officer’s Market Perspective (unaudited)

Jeff Kautz
Chief Investment
Officer

REMARKABLE CLIMB CONTINUES

The S&P 500 Index climbed a remarkable 202% since hitting its financial crisis bottom in March 2009. At this point in the cycle, we think even the most bullish investors should be asking how much longer the run-up might last.

That is not to say that we are bearish in our market outlook. In fact, we believe equities continue to be the most attractive long-term choice for investors, especially when compared to cash and fixed income alternatives. Still, the reward-to-risk ratios we are seeing in the market are not terribly compelling and only becoming less so as valuations stretch higher. Also, not a lot has changed in terms of potential threats to the enthusiasm that pushed stocks higher.

2014: REPEAT OR REVERSAL?

Of course, there is certainly a bullish case to be made. Equities do not appear overly expensive, with the S&P 500 ending the year at 15.5x forward earnings per share. Companies remain flush with cash, and earnings continue to be strong. On the other hand, the cyclically adjusted Shiller price-earnings ratio was 40% higher than its historical mean at year-end, suggesting stocks may be significantly overvalued.

In addition, there continue to be plenty of macroeconomic risks in the marketplace that could easily spark a sharp rise in volatility with any sign of deterioration, from China’s economic slowdown and Europe’s continued financial woes, to the Middle East’s heightened political turmoil.

We have written about these and other unresolved factors at length during the past year, but what we find perhaps most troubling is investor complacency around these substantial challenges. In many ways, the momentum rally of late has been largely driven by investors not wanting to risk missing upside and discounting the potential volatility embedded in these complex problems. Could this upward trend continue?

Absolutely, but there is another scenario that could unfold as well. The market’s run-up since 2009 has been firmly led by low-quality stocks (characterized as more volatile, leveraged and what we view as generally lower-quality issues), notwithstanding some sizable, sporadic dips along the way. In our view, this trend looks a bit long in the tooth compared to past cycles. Higher-quality stocks, which we define as those with strong balance sheets, cash flows, earnings stability and competitive position, have lagged, and remain attractively priced on a relative basis.

HOPE FOR THE BEST, PREPARE FOR THE WORST

In summary, we end 2013 with much the same view we had throughout the year: happy to participate in market gains, while actively mitigating portfolio risk exposure. As has been the case for some time, we expect the U.S. economy to continue muddling along at a slow growth rate that remains vulnerable to external factors. Investors should ask themselves how much downside exposure they are comfortable holding in this type of environment. Stocks could have another strong year, but markets have tended to revert to the mean over the long term, a fact investors sometimes forget until it is too late.

We believe it makes more sense to try to protect assets in the event markets suddenly become more volatile, even if this means conceding some return on the upside. No one is unhappily surprised by unexpected gains. The same is not true for unexpected losses. That is why our fundamental equity research focuses on analyzing downside exposure first and foremost, before evaluating upside potential. This risk-disciplined approach is intended to lead us to high-quality companies with strong balance sheets, solid recurring free cash flows and attractive competitive moats. Our research has shown that these types of companies have delivered the strongest risk-adjusted returns long term, and we believe they offer the most attractive reward/risk potential in today’s market in particular, given their traditionally strong mix of steady long-term growth and defensive attributes and their lagging performance over the past 4 1/2 years.

We have applied the same research-intensive process in the same consistent manner for more than 30 years, seeking to minimize capital losses in difficult markets while capturing solid absolute returns during strong periods. We believe this can lead to greater compounding opportunities and attractive performance over full market cycles.

As we move into a new year, we want to thank you for the trust and confidence you have placed in Perkins

Janus Value Funds | 1

(unaudited) (continued)

Investment Management. Our investment team continues to be heavily invested in our strategies right alongside you, and we remain excited about our portfolios’ long-term investment potential. We look forward to finding compelling investment opportunities on all of our behalf for many years to come.

Sincerely,

Jeff Kautz
Chief Investment
Officer

Past performance is no guarantee of future results.

2 | DECEMBER 31, 2013

Perkins Large Cap Value Fund (unaudited)

FUND SNAPSHOT
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe to have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended December 31, 2013, Perkins Large Cap Value Fund’s Class I Shares returned 12.22%, underperforming its benchmark, the Russell 1000 Value Index, which returned 14.34%.

Given the strong equity markets, our average 7% cash position hurt relative returns and was a driver of our relative underperformance for the period. Our holdings in industrials, materials and consumer discretionary also weighed on performance. Contributors included our holdings in telecommunication services and financials as well as our underweight in utilities.

MARKET COMMENTARY

During the third quarter of 2013, the Federal Reserve’s (Fed) surprise move to delay its tapering plans (a gradual reduction in its stimulative bond-buying program), together with an end to a partial government shutdown, contributed to a resumption of the year’s rally.

Several positive developments contributed to the continued market gains in the fourth quarter. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December Fed announcement that monthly purchases of securities would be reduced from $85 billion to $75 billion beginning in January. The stock market’s short-term reaction to the announcement was positive and encouraging. The Fed indicated it was somewhat more comfortable with the state of the economy. Corroborating that comfort level was the subsequent revision to 4.1% from 3.6% (and originally estimated at 3.1%) growth in third quarter real gross domestic product (GDP). The other major element in the market’s perception of continuing accommodative monetary policy was the confirmation of Janet Yellen to succeed Ben Bernanke as Fed chair. She is presumed to be at least as aggressive as Bernanke in being accommodative. All of these elements have removed some of the uncertainty about intermediate-term monetary policy.

Another enhancement of confidence was a compromise on the U.S. budget. This was a modest agreement, but it removed the potential for a major dislocation of government operations. The positive view is that there was an element of bipartisanship in the agreement and the influence of more partisan legislators seemed to be reduced. Also contributing to the positive backdrop was lack of further deterioration in the international political and economic environment.

While interest rates on 10-year Treasurys increased to just over 3%, at year end the S&P 500 Index was selling at 1,849 and at 15.5x estimated 2014 earnings per share, has an earnings yield over 6%, and remains attractively valued relative to bonds. On the other hand, at year end the cyclically-adjusted Shiller price-earnings ratio was 40% higher than its historical mean. Meanwhile, there continues to be a significant number of unresolved long-term issues. As highlighted below, we believe the higher-quality issues that we emphasize are relatively attractively valued. We believe they have good appreciation potential while having less than average market risk.

DETRACTORS

HCP, Inc. led our individual detractors. One of the largest health care REITs in the U.S., HCP owns a diversified portfolio of health care-related properties in over 40 states. The largest percentage of its portfolio is in senior housing, with smaller allocations in skilled nursing, laboratory space and medical office buildings. HCP has a solid reputation as a high-quality REIT, which operates with a clean balance sheet and pays a healthy dividend that is well covered by the cash flow generated by its properties. During the period an unexpected management change occurred, as the board decided to replace its long-standing CEO with another member of the board. The company has continued to generate solid cash flow and

Janus Value Funds | 3

Perkins Large Cap Value Fund (unaudited)

operates with below-average leverage, which are qualities we typically like to see in a REIT, but the management change along with the potential negative impact of rising rates on REITs with long lease terms has made us more cautious on the name.

Global fertilizer provider Mosaic, another top detractor, sold off significantly after a global cartel that controls a significant portion of the potash market collapsed. Infighting between Russian producer Uralkali and Belarus-based Belarusian Potash Company over their joint venture led Uralkali to break up the partnership and expand its production. The end result was significantly lower prices for the commodity. On expectations that contract pricing for potash would decline substantially, the entire sector traded lower. Given the deteriorating outlook for potash pricing and Mosaic’s higher cost structure relative to peers, we exited our position.

CONTRIBUTORS

Vodafone Group was our largest individual contributor. One of the world’s largest mobile communications companies, Vodafone has over 360 million customers in 30 countries. A large part of the company’s value is derived from Western Europe, but it also has an extensive emerging market portfolio and a very significant 45% stake in the top mobile operator in the U.S., Verizon Wireless. We believed the valuation of Vodafone’s stake in Verizon Wireless was not properly reflected in the stock’s valuation, given the increasing and sustainable distributions of free cash flow to Vodafone and its joint venture partner Verizon Communications. During the third quarter of 2013, Vodafone agreed to sell its stake to Verizon Communications for a staggering $130 billion, and the share price responded favorably. We trimmed the position on strength, but continue to believe that the remainder of Vodafone is still undervalued.

McKesson was also a key contributor. As one of three major national pharmaceutical distributors, McKesson is fundamentally well positioned, given its scale advantages and high barriers to entry. Furthermore, the pharmaceutical distribution industry is largely a beneficiary of the Affordable Care Act (ACA) and is not subject to government reimbursement issues. During the fourth quarter, McKesson announced it would acquire Celesio, a drug distributor in Europe, to solidify its scale advantage on a global basis. However, the stock’s valuation is reaching the high end of its historic range.

MARKET OUTLOOK

Our conclusion continues to be that, while the case for stocks relative to bonds remains strong, equities are not undervalued in the context of long-term metrics. We have benefited from the strength of the market and hope that it continues. The market’s momentum and the rotation from bonds to stocks could continue to take equities higher. The result in 2013 has been that the S&P 500’s gain is the best since 1997 and third best in the last 30 years of our investing experience. It has been more than two years since the market had a 10% correction.

Whether up or down, increased volatility is likely. The CBOE VIX Index (a measure of market volatility) has fallen below 14, the lower end of its long-term range. The diminished level of market liquidity and increased share of volume taken by computer trading could exacerbate any volatility. In addition, the muted economic outlook both domestically and abroad, the inevitable rise in interest rates over the long term and political and economic uncertainty here (the debt ceiling decision is likely in the first quarter and could be contentious) and abroad (Middle East, emerging markets and Europe) inject an element of risk to the market. Longer term, the Fed’s ability to unwind its unprecedented monetary stimulus is a major question.

As outlined above, the valuation of the equity market is debatable. However, higher-quality stocks, which we define as those with strong balance sheets, cash flows, earnings stability and competitive position, are relatively attractive. Based on our analysis, these stocks have significantly underperformed since the 2009 market bottom. More volatile, leveraged and what we view as generally lower-quality issues have been much greater beneficiaries of stimulative monetary policy as they have been able to more easily refinance and have seen their interest costs decline. We historically have emphasized higher-quality stocks. We believe these stocks will hold up better in a meaningful market decline, while having significant participation in further market appreciation. A likely increase in merger and acquisition activity should benefit these stocks as it has this year and in past years. In the past, higher-quality stocks have regained favor in the middle part of the economic cycle, when profit margins have peaked, making earnings more unpredictable. We believe emphasizing quality results in a less volatile path of investment returns, which encourages investors to maintain a long-term perspective and avoid momentum influenced reallocations that could result in suboptimal results. We believe our disciplined approach mitigates downside risk while enabling us to participate in stronger markets and is a formula for compounding compelling long-term returns.

Thank you for your investment with us in Perkins Large Cap Value Fund.

4 | DECEMBER 31, 2013

(unaudited)

Perkins Large Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Vodafone Group PLC (ADR)	0.51%
McKesson Corp.	0.36%
American International Group, Inc.	0.34%
Ameriprise Financial, Inc.	0.32%
Royal Dutch Shell PLC (ADR)	0.32%

5 Bottom Performers – Holdings

Contribution

HCP, Inc.	–0.19%
Mosaic Co.	–0.15%
Laboratory Corp. of America Holdings	–0.09%
Anadarko Petroleum Corp.	–0.07%
Target Corp.	–0.06%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Telecommunication Services	0.57%	2.26%	2.61%
Financials	0.51%	24.11%	29.12%
Utilities	0.50%	1.74%	6.16%
Energy	0.03%	12.06%	14.98%
Health Care	0.02%	17.33%	13.04%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–1.11%	7.57%	0.00%
Industrials	–0.72%	9.71%	10.00%
Materials	–0.52%	1.11%	2.83%
Consumer Discretionary	–0.35%	5.98%	6.42%
Information Technology	–0.31%	11.22%	8.88%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 5

Perkins Large Cap Value Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Berkshire Hathaway, Inc. – Class B Diversified Financial Services	2.6%
American International Group, Inc. Insurance	2.5%
Merck & Co., Inc. Pharmaceuticals	2.4%
Royal Dutch Shell PLC (ADR) Oil, Gas & Consumable Fuels	2.3%
Novartis A.G. (ADR) Pharmaceuticals	2.2%

12.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of June 30, 2013

6 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Five	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Large Cap Value Fund – Class A Shares

NAV	12.05%	26.65%	14.72%	14.72%	1.15%	1.08%

MOP	5.62%	19.39%	13.37%	13.37%

Perkins Large Cap Value Fund – Class C Shares

NAV	11.58%	25.84%	13.86%	13.86%	1.81%	1.73%

CDSC	10.58%	24.84%	13.86%	13.86%

Perkins Large Cap Value Fund – Class D Shares(1)	12.13%	27.07%	14.66%	14.66%	0.84%	0.76%

Perkins Large Cap Value Fund – Class I Shares	12.22%	27.20%	15.10%	15.10%	0.71%	0.64%

Perkins Large Cap Value Fund – Class N Shares	12.29%	27.21%	15.10%	15.10%	0.68%	0.63%

Perkins Large Cap Value Fund – Class S Shares	11.94%	26.52%	14.56%	14.56%	1.19%	1.13%

Perkins Large Cap Value Fund – Class T Shares	12.03%	26.88%	14.73%	14.73%	0.94%	0.88%

Russell 1000® Value Index	14.34%	32.53%	16.67%	16.67%

Morningstar Quartile – Class I Shares	–	4th	3rd	3rd

Morningstar Ranking – based on total returns for Large Value Funds	–	1,068/1,257	817/1,124	817/1,124

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 7

Perkins Large Cap Value Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of each respective share class of the predecessor fund, calculated using the fees and expenses of each respective share class accounting for, when applicable and permitted, any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class D Shares without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – December 31, 2008
(1)	Closed to new investors.

8 | DECEMBER 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,119.80	$5.50	$1,000.00	$1,020.01	$5.24	1.03%

Class C Shares	$1,000.00	$1,115.80	$9.28	$1,000.00	$1,016.43	$8.84	1.74%

Class D Shares	$1,000.00	$1,121.30	$4.28	$1,000.00	$1,021.17	$4.08	0.80%

Class I Shares	$1,000.00	$1,122.20	$3.42	$1,000.00	$1,021.98	$3.26	0.64%

Class N Shares	$1,000.00	$1,121.80	$3.42	$1,000.00	$1,021.98	$3.26	0.64%

Class S Shares	$1,000.00	$1,119.40	$6.25	$1,000.00	$1,019.31	$5.96	1.17%

Class T Shares	$1,000.00	$1,120.30	$4.76	$1,000.00	$1,020.72	$4.53	0.89%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Value Funds | 9

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Common Stock – 94.2%
Aerospace & Defense – 2.8%
14,500	General Dynamics Corp.	$1,385,475
9,300	Honeywell International, Inc.	849,741
11,200	Rockwell Collins, Inc.	827,904
8,000	United Technologies Corp.	910,400
		3,973,520
Air Freight & Logistics – 0.4%
4,000	FedEx Corp.	575,080
Auto Components – 0.7%
18,400	Johnson Controls, Inc.	943,920
Beverages – 2.0%
17,600	Molson Coors Brewing Co. – Class B	988,240
21,300	PepsiCo, Inc.	1,766,622
		2,754,862
Biotechnology – 1.1%
7,000	Amgen, Inc.	799,120
10,000	Gilead Sciences, Inc.*	751,500
		1,550,620
Capital Markets – 3.7%
7,813	Ameriprise Financial, Inc.	898,886
19,000	Franklin Resources, Inc.	1,096,870
4,400	Goldman Sachs Group, Inc.	779,944
21,000	Invesco, Ltd.	764,400
20,000	Morgan Stanley	627,200
12,800	State Street Corp.	939,392
		5,106,692
Commercial Banks – 5.7%
49,524	BB&T Corp.	1,848,236
76,000	Fifth Third Bancorp	1,598,280
17,000	PNC Financial Services Group, Inc.	1,318,860
20,800	U.S. Bancorp	840,320
52,800	Wells Fargo & Co.	2,397,120
		8,002,816
Commercial Services & Supplies – 2.1%
36,000	Republic Services, Inc.	1,195,200
42,000	Tyco International, Ltd. (U.S. Shares)	1,723,680
		2,918,880
Communications Equipment – 1.7%
48,800	Cisco Systems, Inc.	1,095,560
17,000	QUALCOMM, Inc.	1,262,250
		2,357,810
Computers & Peripherals – 0.9%
50,000	EMC Corp.	1,257,500
Construction & Engineering – 1.3%
17,000	Jacobs Engineering Group, Inc.*	1,070,830
25,500	KBR, Inc.	813,195
		1,884,025
Consumer Finance – 0.8%
20,800	Discover Financial Services	1,163,760
Diversified Financial Services – 6.4%
30,400	Berkshire Hathaway, Inc. – Class B*	3,604,224
47,000	Citigroup, Inc.	2,449,170
6,400	IntercontinentalExchange Group, Inc.	1,439,488
25,000	JPMorgan Chase & Co.	1,462,000
		8,954,882
Electric Utilities – 1.3%
61,000	PPL Corp.	1,835,490
Energy Equipment & Services – 2.8%
20,284	Ensco PLC – Class A	1,159,839
16,000	National Oilwell Varco, Inc.	1,272,480
15,700	Schlumberger, Ltd. (U.S. Shares)	1,414,727
		3,847,046
Food & Staples Retailing – 1.5%
15,600	CVS Caremark Corp.	1,116,492
12,417	Wal-Mart Stores, Inc.	977,094
		2,093,586
Food Products – 1.7%
19,623	General Mills, Inc.	979,384
33,600	Unilever PLC (ADR)	1,384,320
		2,363,704
Health Care Equipment & Supplies – 4.4%
32,000	Abbott Laboratories	1,226,560
24,541	Baxter International, Inc.	1,706,826
15,200	Medtronic, Inc.	872,328
16,300	Stryker Corp.	1,224,782
12,500	Zimmer Holdings, Inc.	1,164,875
		6,195,371
Health Care Providers & Services – 2.2%
16,000	Laboratory Corp. of America Holdings*	1,461,920
9,600	McKesson Corp.	1,549,440
		3,011,360
Hotels, Restaurants & Leisure – 1.1%
15,700	McDonald’s Corp.	1,523,371
Household Products – 1.4%
24,000	Procter & Gamble Co.	1,953,840
Industrial Conglomerates – 1.1%
54,400	General Electric Co.	1,524,832
Information Technology Services – 1.7%
29,500	Accenture PLC – Class A (U.S. Shares)	2,425,490
Insurance – 5.0%
20,800	Allstate Corp.	1,134,432
68,000	American International Group, Inc.	3,471,400
36,316	Marsh & McLennan Cos., Inc.	1,756,242
6,000	Travelers Cos., Inc.	543,240
		6,905,314
Life Sciences Tools & Services – 1.0%
12,000	Thermo Fisher Scientific, Inc.	1,336,200
Machinery – 1.5%
6,128	Caterpillar, Inc.	556,484
7,200	Deere & Co.	657,576
11,600	Stanley Black & Decker, Inc.	936,004
		2,150,064

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

10 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Media – 2.9%
25,600	Comcast Corp. – Class A	$1,330,304
24,800	Time Warner, Inc.	1,729,056
12,400	Walt Disney Co.	947,360
		4,006,720
Metals & Mining – 0.5%
29,633	Goldcorp, Inc. (U.S. Shares)	642,147
Multiline Retail – 1.5%
17,000	Kohl’s Corp.	964,750
17,600	Target Corp.	1,113,552
		2,078,302
Oil, Gas & Consumable Fuels – 9.2%
12,000	Anadarko Petroleum Corp.	951,840
10,000	Chevron Corp.	1,249,100
11,200	Enterprise Products Partners L.P.	742,560
11,200	Hess Corp.	929,600
18,500	Noble Energy, Inc.	1,260,035
20,000	Occidental Petroleum Corp.	1,902,000
28,177	QEP Resources, Inc.	863,625
45,000	Royal Dutch Shell PLC (ADR)	3,207,150
15,039	Valero Energy Corp.	757,965
15,000	Whiting Petroleum Corp.*	928,050
		12,791,925
Pharmaceuticals – 9.2%
14,426	AbbVie, Inc.	761,837
21,600	Johnson & Johnson	1,978,344
67,952	Merck & Co., Inc.	3,400,998
37,600	Novartis A.G. (ADR)	3,022,288
84,800	Pfizer, Inc.	2,597,424
25,600	Teva Pharmaceutical Industries, Ltd. (ADR)	1,026,048
		12,786,939
Real Estate Investment Trusts (REITs) – 2.8%
10,000	Equity Residential	518,700
30,000	HCP, Inc.	1,089,600
72,000	Weyerhaeuser Co.	2,273,040
		3,881,340
Road & Rail – 1.0%
8,500	Union Pacific Corp.	1,428,000
Semiconductor & Semiconductor Equipment – 2.3%
29,000	Altera Corp.	943,370
27,000	Analog Devices, Inc.	1,375,110
32,000	Intel Corp.	830,720
		3,149,200
Software – 5.2%
29,000	CA, Inc.	975,850
18,000	Check Point Software Technologies, Ltd.*	1,161,360
15,358	Citrix Systems, Inc.*	971,393
55,000	Microsoft Corp.	2,058,650
55,000	Oracle Corp.	2,104,300
		7,271,553
Textiles, Apparel & Luxury Goods – 1.0%
7,787	Ralph Lauren Corp.	1,374,950
Wireless Telecommunication Services – 2.3%
39,043	Rogers Communications, Inc. – Class B	1,766,696
38,000	Vodafone Group PLC (ADR)	1,493,780
		3,260,476

Total Common Stock (cost $95,398,062)		131,281,587

Exchange-Traded Fund – 0.4%
Commodity – 0.4%
4,800	SPDR Gold Trust (ETF)* (cost $751,196)	557,616

Repurchase Agreement – 5.2%
$7,300,000	ING Financial Markets LLC, 0.0100%, dated 12/31/13, maturing 1/2/14 to be repurchased at $7,300,004 collateralized by $7,808,787 in U.S. Treasuries 0.0000% – 6.3750%, 5/1/14 – 5/15/43 with a value of $7,446,072 (cost $7,300,000)	7,300,000

Total Investments (total cost $103,449,258) – 99.8%		139,139,203

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		239,263

Net Assets – 100%		$139,378,466

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$2,408,843	1.7%
Israel	2,187,408	1.6%
Switzerland	3,022,288	2.2%
United Kingdom	6,085,250	4.4%
United States††	125,435,414	90.1%

Total	$139,139,203	100.0%

††	Includes Cash Equivalents of 5.2%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 11

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT
We believe in the timeless adage of the power of compounding, and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe to have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Tom Perkins co-portfolio manager	Jeff Kautz co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended December 31, 2013, Perkins Mid Cap Value Fund’s Class T Shares returned 11.92%, underperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned 14.95%.

Our stocks did not fully participate in the market gains led by high beta (a measure of volatility) stocks. Within the benchmark, stocks with betas in the highest quintile rose over 21% for the period while those with betas in the lowest quintile were up less than 9%. The Fund is underweight the highest beta quintile (less than 10% vs. 20%). Not surprisingly, our stocks lagged in some of the sectors that delivered the highest returns for the benchmark, such as industrials, information technology and health care. Our cash position also weighed on performance. Stock selection within financials was additive. Our underweight in utilities, the worst-performing sector for the index, was also beneficial.

During the fourth quarter, we reduced our health care weighting. We continue to be overweight the sector, but took gains in a number of stocks that had significant appreciation and whose risk/rewards had become less favorable. Financials were modestly reduced but this sector continues to be our largest exposure by far. Small increases occurred in our information technology, industrial and energy sectors.

ECONOMIC ENVIRONMENT

During the third quarter of 2013, the Federal Reserve’s (Fed) surprise move to delay its tapering plans (a gradual reduction in its stimulative bond-buying program), together with an end to a partial government shutdown, contributed to a resumption of the year’s rally.

Several positive developments contributed to the continued market gains in the fourth quarter. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December Fed announcement that monthly purchases of securities would be reduced from $85 billion to $75 billion beginning in January. The stock market’s short-term reaction to the announcement was positive and encouraging. The Fed indicated it was somewhat more comfortable with the state of the economy. Corroborating that comfort level was the subsequent revision to 4.1% from 3.6% (and originally estimated at 3.1%) growth in third quarter real gross domestic product (GDP). The other major element in the market’s perception of continuing accommodative monetary policy was the confirmation of Janet Yellen to succeed Ben Bernanke as Fed chair. She is presumed to be at least as aggressive as Bernanke in being accommodative. All of these elements have removed some of the uncertainty about intermediate-term monetary policy.

Another enhancement of confidence was a compromise on the U.S. budget. This was a modest agreement, but it removed the potential for a major dislocation of government operations. The positive view is that there was an element of bipartisanship in the agreement and the influence of more partisan legislators seemed to be reduced. Also contributing to the positive backdrop was lack of further deterioration in the international political and economic environment.

While interest rates on 10-year Treasurys increased to just over 3%, at year end the S&P 500 Index was selling at 1,849 and at 15.5x estimated 2014 earnings per share has an earnings yield over 6% and remains attractively valued relative to bonds. On the other hand, at year end the cyclically-adjusted Shiller price-earnings ratio is 40% higher than its historical mean. Meanwhile, there continues to be a significant number of unresolved long-term issues. As highlighted below, we believe the higher-quality issues that we emphasize are relatively attractively valued. We believe they have good appreciation potential while having less than average market risk.

12 | DECEMBER 31, 2013

(unaudited)(closed to certain new investors)

STOCKS THAT HURT RESULTS

Timber real estate investment trust (REIT) Rayonier weighed the most on performance. The stock suffered when management confirmed that pricing for its cellulose specialty product will be lower than expected in 2014. Pricing came under pressure due to capacity additions for these specialty fibers. While the outlook for Rayonier’s timber business is strong due to the improving housing market, the cellulose specialty division generates over 60% of Rayonier’s earnings, and pricing for 2015 will not be known until year-end 2014. Given this was the first time that cellulose specialty pricing has declined in nearly a decade, its outsize importance to earnings, and uncertainty over the near- and mid-term direction in cellulose specialty pricing, we reduced our position.

Another REIT, HCP, Inc., also detracted from performance. One of the largest health care REITs in the U.S., HCP owns a diversified portfolio of health care-related properties in over 40 states. The largest percentage of its portfolio is in senior housing, with smaller allocations in skilled nursing, laboratory space and medical office buildings. HCP has a solid reputation as a high-quality REIT, which operates with a clean balance sheet and pays a healthy dividend that is well covered by the cash flow generated by its properties. During the period an unexpected management change occurred, as the board decided to replace its long-standing CEO with another member of the board. The company has continued to generate solid cash flow and operates with below-average leverage, which are qualities we typically like to see in a REIT, but the management change along with the potential negative impact of rising rates on REITs with long lease terms has made us more cautious on the name.

Global fertilizer provider Mosaic, another top detractor, sold off significantly after a global cartel that controls a significant portion of the potash market collapsed. Infighting between Russian producer Uralkali and Belarus-based Belarusian Potash Company over their joint venture led Uralkali to break up the partnership and expand its production. The end result was significantly lower prices for the commodity. On expectations that contract pricing for potash would decline substantially, the entire sector traded lower. Given the deteriorating outlook for potash pricing and Mosaic’s higher cost structure relative to peers, we exited our position.

STOCKS THAT HELPED RESULTS

First Republic Bank led our individual contributors. This high-quality bank focuses on high-net-worth customers in California, Boston and New York. These markets contain 21% of all U.S. households, but 55% of all high net-worth households, and provide a significant runway for future growth. First Republic’s main product is the jumbo mortgage loan to high-credit-quality customers, whose losses have been extremely low over the 28-year history of underwriting this product. Additionally, First Republic manages its balance sheet to be as interest rate-neutral as possible; therefore, it is not as sensitive to swings in interest rates as other banks, in our view. During the period, there were favorable regulatory developments for the capital required for the bank’s mortgage book. This capital benefit plus a strong earnings report drove the stock higher. We remain very positive on First Republic’s long-term prospects.

McKesson also aided performance. As one of three major national pharmaceutical distributors, McKesson is fundamentally well positioned, given its scale advantages and high barriers to entry, in our view. Furthermore, the pharmaceutical distribution industry is largely a beneficiary of the Affordable Care Act (ACA) and is not subject to government reimbursement issues. During the fourth quarter, McKesson announced it would acquire Celesio, a drug distributor in Europe, to solidify its scale advantage on a global basis. With the stock’s valuation reaching the high end of its historic range, we trimmed our position.

Marsh & McLennan, a global insurance broker and consultant, was another top contributor. Over the last decade, the company’s business model was challenged due to regulatory changes and the weak economic climate. However, over recent years management has stabilized the company, improved margins and grown cash flow. We believe organic growth, cash flow and capital deployment will continue to improve and ultimately lift the stock further.

OUTLOOK AND POSITIONING

Our conclusion continues to be that, while the case for stocks relative to bonds remains strong, equities are not undervalued in the context of long-term metrics. We have benefited from the strength of the market and hope that it continues. The market’s momentum and the rotation from bonds to stocks could continue to take equities higher. The result in 2013 has been that the S&P 500’s gain is the best since 1997 and third best in the last 30 years of our investing experience. It has been more than two years since the market had a 10% correction.

Whether up or down, increased volatility is likely. The CBOE VIX Index (a measure of market volatility) has fallen below 14, the lower end of its long-term range. The

Janus Value Funds | 13

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

diminished level of market liquidity and increased share of volume taken by computer trading could exacerbate any volatility. In addition, the muted economic outlook both domestically and abroad, the inevitable rise in interest rates over the long term and political and economic uncertainty here (the debt ceiling decision is likely in the first quarter and could be contentious) and abroad (Middle East, emerging markets and Europe) inject an element of risk to the market. Longer term, the Fed’s ability to unwind its unprecedented monetary stimulus is a major question.

As outlined above, the valuation of the equity market is debatable. However, higher-quality stocks, which we define as those with strong balance sheets, cash flows, earnings stability and competitive position, are relatively attractive. Based on our analysis, these stocks have significantly underperformed since the 2009 market bottom. More volatile, leveraged and what we view as generally lower-quality issues have been much greater beneficiaries of stimulative monetary policy as they have been able to more easily refinance and have seen their interest costs decline. We historically have emphasized higher-quality stocks. We believe these stocks will hold up better in a meaningful market decline, while having significant participation in further market appreciation. A likely increase in merger and acquisition activity should benefit these stocks as it has this year and in past years. In the past, higher-quality stocks have regained favor in the middle part of the economic cycle, when profit margins have peaked, making earnings more unpredictable. We believe emphasizing quality results in a less volatile path of investment returns, which encourages investors to maintain a long-term perspective and avoid momentum influenced reallocations that could result in suboptimal results. We believe our disciplined approach mitigates downside risk while enabling us to participate in stronger markets and is a formula for compounding compelling long-term returns.

Thank you for your investment in Perkins Mid Cap Value Fund.

14 | DECEMBER 31, 2013

(unaudited)(closed to certain new investors)

Perkins Mid Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

First Republic Bank	0.53%
McKesson Corp.	0.46%
Marsh & McLennan Cos., Inc.	0.46%
Thermo Fisher Scientific, Inc.	0.41%
Raymond James Financial, Inc.	0.39%

5 Bottom Performers – Holdings

Contribution

Rayonier, Inc.	–0.22%
HCP, Inc.	–0.17%
Mosaic Co.	–0.15%
Laboratory Corp. of America Holdings	–0.14%
Semtech Corp.	–0.13%

5 Top Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	1.06%	31.15%	32.86%
Utilities	1.05%	3.89%	12.36%
Telecommunication Services	0.01%	1.83%	0.61%
Consumer Staples	–0.01%	4.55%	2.96%
Energy	–0.26%	7.97%	7.19%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell Midcap® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–1.06%	6.82%	0.00%
Industrials	–0.88%	15.04%	11.19%
Information Technology	–0.78%	9.22%	10.39%
Health Care	–0.69%	12.17%	8.35%
Materials	–0.63%	1.18%	5.27%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 15

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

PPL Corp. Electric Utilities	2.1%
Torchmark Corp. Insurance	2.0%
Raymond James Financial, Inc. Capital Markets	2.0%
First Republic Bank Commercial Banks	2.0%
Tyco International, Ltd. (U.S. Shares) Commercial Services & Supplies	1.9%

10.0%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of June 30, 2013

16 | DECEMBER 31, 2013

(unaudited)(closed to certain new investors)

Performance

						Expense Ratios – per the
Average Annual Total Return – for the periods ended December 31, 2013						October 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Since	Total Annual Fund
	Year-to-Date	Year	Year	Year	Inception*	Operating Expenses

Perkins Mid Cap Value Fund – Class A Shares(1)

NAV	11.82%	25.67%	14.94%	8.84%	12.38%	1.00%

MOP	5.40%	18.45%	13.59%	8.20%	11.94%

Perkins Mid Cap Value Fund – Class C Shares(1)

NAV	11.41%	24.75%	14.01%	8.05%	11.65%	1.72%

CDSC	10.43%	23.75%	14.01%	8.05%	11.65%

Perkins Mid Cap Value Fund – Class D Shares(1)	11.95%	26.00%	15.26%	9.11%	12.56%	0.68%

Perkins Mid Cap Value Fund – Class I Shares(1)	12.02%	26.09%	15.17%	9.06%	12.54%	0.63%

Perkins Mid Cap Value Fund – Class L Shares(1)	12.01%	26.10%	15.39%	9.26%	12.70%	0.77%

Perkins Mid Cap Value Fund – Class N Shares(1)	12.09%	26.22%	15.17%	9.06%	12.54%	0.52%

Perkins Mid Cap Value Fund – Class R Shares(1)	11.67%	25.34%	14.53%	8.46%	12.05%	1.26%

Perkins Mid Cap Value Fund – Class S Shares(1)	11.80%	25.62%	14.84%	8.73%	12.28%	1.02%

Perkins Mid Cap Value Fund – Class T Shares(1)	11.92%	25.92%	15.17%	9.06%	12.54%	0.77%

Russell Midcap® Value Index	14.95%	33.46%	21.16%	10.25%	9.89%

Morningstar Quartile – Class T Shares	–	4th	4th	3rd	1st

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	–	403/428	358/373	165/290	15/134

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 17

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class L Shares of the Fund commenced operations on April 21, 2003. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class T Shares of the Fund commenced operations with the Fund’s inception. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain distribution channels. Please see current prospectuses for details.

18 | DECEMBER 31, 2013

(unaudited)(closed to certain new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,118.20	$5.02	$1,000.00	$1,020.47	$4.79	0.94%

Class C Shares	$1,000.00	$1,114.10	$9.11	$1,000.00	$1,016.59	$8.69	1.71%

Class D Shares	$1,000.00	$1,119.50	$3.53	$1,000.00	$1,021.88	$3.36	0.66%

Class I Shares	$1,000.00	$1,120.20	$3.53	$1,000.00	$1,021.88	$3.36	0.66%

Class L Shares	$1,000.00	$1,120.10	$3.37	$1,000.00	$1,022.03	$3.21	0.63%

Class N Shares	$1,000.00	$1,120.90	$2.67	$1,000.00	$1,022.68	$2.55	0.50%

Class R Shares	$1,000.00	$1,116.70	$6.72	$1,000.00	$1,018.85	$6.41	1.26%

Class S Shares	$1,000.00	$1,118.00	$5.34	$1,000.00	$1,020.16	$5.09	1.00%

Class T Shares	$1,000.00	$1,119.20	$4.01	$1,000.00	$1,021.42	$3.82	0.75%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Value Funds | 19

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Common Stock – 95.8%
Aerospace & Defense – 1.8%
1,181,730	General Dynamics Corp.	$112,914,301
1,114,139	Rockwell Collins, Inc.	82,357,155
		195,271,456
Auto Components – 1.5%
1,500,000	Johnson Controls, Inc.	76,950,000
1,034,960	TRW Automotive Holdings Corp.*	76,990,674
		153,940,674
Beverages – 3.2%
3,900,000	Dr. Pepper Snapple Group, Inc.	190,008,000
2,700,000	Molson Coors Brewing Co. – Class B	151,605,000
		341,613,000
Capital Markets – 3.5%
503,711	Ameriprise Financial, Inc.	57,951,951
1,293,821	Invesco, Ltd.	47,095,084
4,000,000	Raymond James Financial, Inc.	208,760,000
700,000	State Street Corp.	51,373,000
		365,180,035
Commercial Banks – 7.9%
874,802	Bank of Hawaii Corp.	51,735,790
3,800,000	CIT Group, Inc.	198,094,000
1,221,360	Cullen / Frost Bankers, Inc.	90,905,825
6,300,799	Fifth Third Bancorp	132,505,803
3,980,508	First Republic Bank	208,379,594
6,411,455	Fulton Financial Corp.	83,861,831
859,239	SunTrust Banks, Inc.	31,628,588
1,100,000	Zions Bancorp	32,956,000
		830,067,431
Commercial Services & Supplies – 4.9%
3,118,700	ADT Corp.	126,213,789
5,669,808	Republic Services, Inc.	188,237,626
5,000,000	Tyco International, Ltd. (U.S. Shares)	205,200,000
		519,651,415
Communications Equipment – 0.5%
731,000	Motorola Solutions, Inc.	49,342,500
Construction & Engineering – 1.2%
905,367	Jacobs Engineering Group, Inc.*	57,029,067
2,135,820	KBR, Inc.	68,111,300
		125,140,367
Consumer Finance – 1.6%
3,050,000	Discover Financial Services	170,647,500
Diversified Financial Services – 0.6%
300,000	IntercontinentalExchange Group, Inc.	67,476,000
Electric Utilities – 2.1%
7,200,000	PPL Corp.	216,648,000
Electrical Equipment – 1.7%
5,126,220	Babcock & Wilcox Co.	175,265,462
Electronic Equipment, Instruments & Components – 0.4%
614,677	IPG Photonics Corp.	47,705,082
Energy Equipment & Services – 1.7%
1,550,000	Ensco PLC – Class A	88,629,000
1,150,000	National Oilwell Varco, Inc.	91,459,500
		180,088,500
Food & Staples Retailing – 0.9%
747,376	Kroger Co.	29,543,773
1,806,457	Sysco Corp.	65,213,098
		94,756,871
Gas Utilities – 1.0%
2,200,195	AGL Resources, Inc.	103,915,210
Health Care Equipment & Supplies – 3.2%
1,900,000	Stryker Corp.	142,766,000
1,000,000	Varian Medical Systems, Inc.*	77,690,000
1,250,000	Zimmer Holdings, Inc.	116,487,500
		336,943,500
Health Care Providers & Services – 3.8%
1,650,000	Laboratory Corp. of America Holdings*	150,760,500
391,640	McKesson Corp.	63,210,696
2,982,273	Patterson Cos., Inc.	122,869,647
1,168,633	Quest Diagnostics, Inc.	62,568,611
		399,409,454
Insurance – 6.9%
3,201,028	Allstate Corp.	174,584,067
1,657,248	Arthur J. Gallagher & Co.	77,774,649
3,158,251	Marsh & McLennan Cos., Inc.	152,733,018
1,100,000	RenaissanceRe Holdings, Ltd.	107,074,000
2,706,930	Torchmark Corp.	211,546,580
		723,712,314
Life Sciences Tools & Services – 2.3%
1,387,066	Charles River Laboratories International, Inc.*	73,569,980
1,551,119	Thermo Fisher Scientific, Inc.	172,717,101
		246,287,081
Machinery – 2.5%
784,960	Deere & Co.	71,690,397
1,881,700	Kennametal, Inc.	97,980,119
1,200,000	Stanley Black & Decker, Inc.	96,828,000
		266,498,516
Marine – 1.8%
1,900,000	Kirby Corp.*	188,575,000
Metals & Mining – 1.1%
1,240,914	Allegheny Technologies, Inc.	44,213,766
3,296,865	Goldcorp, Inc. (U.S. Shares)	71,443,064
		115,656,830
Multi-Utilities – 1.3%
2,636,470	Alliant Energy Corp.	136,041,852
Multiline Retail – 2.6%
984,196	Kohl’s Corp.	55,853,123
1,573,679	Macy’s, Inc.	84,034,459
2,100,000	Nordstrom, Inc.	129,780,000
		269,667,582
Oil, Gas & Consumable Fuels – 7.6%
951,200	Anadarko Petroleum Corp.	75,449,184
700,000	Hess Corp.	58,100,000
1,479,905	HollyFrontier Corp.	73,536,479
1,601,000	Noble Energy, Inc.	109,044,110
1,614,417	Plains All American Pipeline L.P.	83,578,368
6,396,564	Plains GP Holdings L.P. – Class A	171,236,018
3,658,704	QEP Resources, Inc.	112,139,278

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

20 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Oil, Gas & Consumable Fuels – (continued)
1,115,624	Valero Energy Corp.	$56,227,450
932,919	Whiting Petroleum Corp.*	57,719,699
		797,030,586
Pharmaceuticals – 1.0%
2,657,306	Teva Pharmaceutical Industries, Ltd. (ADR)	106,504,824
Professional Services – 0.2%
446,145	Robert Half International, Inc.	18,733,629
Real Estate Investment Trusts (REITs) – 8.5%
929,556	Alexandria Real Estate Equities, Inc.	59,138,353
550,000	AvalonBay Communities, Inc.	65,026,500
1,600,000	Equity Lifestyle Properties, Inc.	57,968,000
2,352,100	HCP, Inc.	85,428,272
1,250,000	Home Properties, Inc.	67,025,000
2,122,871	Potlatch Corp.£	88,608,636
313,895	Public Storage	47,247,475
1,397,244	Rayonier, Inc.	58,823,972
3,880,831	Redwood Trust, Inc.	75,171,697
784,958	Taubman Centers, Inc.	50,174,515
5,419,594	Two Harbors Investment Corp.	50,293,832
6,100,000	Weyerhaeuser Co.	192,577,000
		897,483,252
Road & Rail – 2.5%
1,335,149	Canadian Pacific Railway, Ltd. (U.S. Shares)	202,034,747
490,388	Kansas City Southern	60,724,746
		262,759,493
Semiconductor & Semiconductor Equipment – 4.4%
3,537,275	Altera Corp.	115,067,556
3,450,000	Analog Devices, Inc.	175,708,500
2,254,808	Microchip Technology, Inc.	100,902,658
2,645,893	Semtech Corp.*	66,888,175
		458,566,889
Software – 5.6%
1,758,358	Autodesk, Inc.*	88,498,158
3,000,000	CA, Inc.	100,950,000
1,900,000	Check Point Software Technologies, Ltd.*	122,588,000
1,350,000	Citrix Systems, Inc.*	85,387,500
1,200,160	MICROS Systems, Inc.*	68,853,179
3,000,000	Synopsys, Inc.*	121,710,000
		587,986,837
Specialty Retail – 1.5%
1,444,132	PetSmart, Inc.	105,060,603
660,761	Ross Stores, Inc.	49,510,822
		154,571,425
Textiles, Apparel & Luxury Goods – 1.6%
748,250	Ralph Lauren Corp.	132,118,502
600,000	VF Corp.	37,404,000
		169,522,502
Thrifts & Mortgage Finance – 0.8%
3,809,523	Washington Federal, Inc.	88,723,791
Wireless Telecommunication Services – 2.1%
2,945,836	Rogers Communications, Inc. – Class B	133,326,746
2,300,066	Vodafone Group PLC (ADR)	90,415,594
		223,742,340

Total Common Stock (cost $7,685,829,440)		10,085,127,200

Repurchase Agreements – 4.0%
$17,000,000	ING Financial Markets LLC, 0.0100%, dated 12/31/13, maturing 1/2/14 to be repurchased at $17,000,009 collateralized by $18,184,846 in U.S. Treasuries 0.0000% – 6.3750%, 5/1/14 – 5/15/43 with a value of $17,340,168	17,000,000
400,000,000	RBC Capital Markets Corp., 0.0050%, dated 12/31/13, maturing 1/2/14 to be repurchased at $400,000,111 collateralized by $390,076,910 in U.S. Treasuries 0.0000% – 3.8750%, 6/26/14 – 4/15/29 with a value of $408,000,005	400,000,000

Total Repurchase Agreements (cost $417,000,000)		417,000,000

Total Investments (total cost $8,102,829,440) – 99.8%		10,502,127,200

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		22,550,496

Net Assets – 100%		$10,524,677,696

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$406,804,557	3.9%
Israel	229,092,824	2.2%
United Kingdom	90,415,594	0.8%
United States††	9,775,814,225	93.1%

Total	$10,502,127,200	100.0%

††	Includes Cash Equivalents of 4.0%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 21

Perkins Select Value Fund (unaudited)

FUND SNAPSHOT
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities we believe to have favorable reward to risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Alec Perkins co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2013, Perkins Select Value Fund’s Class I Shares returned 11.19%, while the Fund’s primary benchmark, the Russell 3000 Value Index, returned 14.60%. Our average 10% cash position weighed on performance. Our holdings in financials, materials and consumer staples also detracted from relative performance. Contributors included our lack of exposure in utilities, our holdings and overweight in industrials and holdings in telecommunication services.

MARKET ENVIRONMENT

During the third quarter of 2013, the Federal Reserve’s (Fed) surprise move to delay its tapering plans (a gradual reduction in its stimulative bond-buying program), together with an end to a partial government shutdown, contributed to a resumption of the year’s rally.

Several positive developments contributed to the continued market gains in the fourth quarter. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December Fed announcement that monthly purchases of securities would be reduced from $85 billion to $75 billion beginning in January. The stock market’s short-term reaction to the announcement was positive and encouraging. The Fed indicated it was somewhat more comfortable with the state of the economy. Corroborating that comfort level was the subsequent revision to 4.1% from 3.6% (and originally estimated at 3.1%) growth in third quarter real gross domestic product (GDP). The other major element in the market’s perception of continuing accommodative monetary policy was the confirmation of Janet Yellen to succeed Ben Bernanke as Fed chair. She is presumed to be at least as aggressive as Bernanke in being accommodative. All of these elements have removed some of the uncertainty about intermediate-term monetary policy.

Another enhancement of confidence was a compromise on the U.S. budget. This was a modest agreement, but it removed the potential for a major dislocation of government operations. The positive view is that there was an element of bipartisanship in the agreement and the influence of more partisan legislators seemed to be reduced. Also contributing to the positive backdrop was lack of further deterioration in the international political and economic environment.

INDIVIDUAL DETRACTORS FROM PERFORMANCE

Global fertilizer provider Mosaic weighed the most on performance. The stock sold off significantly in the third quarter after a global cartel that controls a significant portion of the potash market collapsed. Infighting between Russian producer Uralkali and Belarus-based Belarusian Potash Company over their joint venture led Uralkali to break up the partnership and expand its production. The end result was significantly lower prices for the commodity. On expectations that contract pricing for potash would decline substantially, the entire sector traded much lower. Given the deteriorating outlook for potash pricing and Mosaic’s higher cost structure relative to peers, we exited our position.

Home Properties, an apartment real estate investment trust (REIT), also detracted from performance. Specializing in affordably priced rentals with a stickier tenant base than its peer group, Home Properties has provided a less volatile net operating income (NOI). During the financial crisis, Home Properties’ NOI held up significantly better. The company also has a strong balance sheet, which should allow it to weather market volatility as well. The company’s above 95% occupancy rate is a testament to the stability of its tenants and the ability to effectively lease properties, in our view. The two biggest issues facing the company are increasing unit supply that results in less revenue growth, and the continued grind higher in

22 | DECEMBER 31, 2013

(unaudited)

long-term interest rates. REITs, including Home Properties, are very interest rate sensitive and not immune to rate hikes. Based on our view that the current dividend yield of almost 5% is well covered by free cash flow, and the stock trades at a meaningful discount to net asset value, we added to our position.

INDIVIDUAL CONTRIBUTORS TO PERFORMANCE

Irish Continental Group (ICG) was our most significant individual contributor. A maritime transport group based in Ireland, the company’s primary business is operating ferries on the Irish Sea, where it faces limited competition and enjoys significant barriers to entry. After a crushing downturn from 2008 to 2011, the Irish economy has recently begun to grow off a low base. During the period, ICG announced solid growth in both revenues and profits, market share gains and a significant investment in new capacity that we believe will generate good long-term returns. The market reacted favorably to these developments. Despite the higher stock price, we continue to feel that the company is attractively priced against our estimate of its mid-cycle profitability. We also anticipate the company will increase its dividend. Thus, we continue to hold the name in size.

Kaydon also aided performance. A manufacturer of bearings, filters and deceleration equipment for the energy, aerospace-defense and industrial markets, Kaydon holds dominant market shares in its primary products. Kaydon has high margins and consistently generates strong free cash flow. In September, the company announced it would be acquired by Swedish bearing company SKF for $35.50 a share, a 22% premium to the stock price before the announcement, affirming our thesis on the company’s strength. We exited the position.

MARKET OUTLOOK AND FUND POSITIONING

With the S&P 500 Index at 1,849, it is trading at 15.5x estimated 2014 earnings and has an earnings yield of over 6%. This compares favorably to the yield on 10-year Treasurys of 3%. Thus, the case for stocks compared to bonds and cash remains strong. Some of the near-term positives are enumerated above. Additionally, earnings are growing (though at a decelerating pace), corporate balance sheets are strong and the U.S. is relatively strong and stable in an uncertain world. These factors plus the market’s momentum could take equities higher. We have benefited from the strength in the market and hope that it continues.

However, equities are not undervalued in the context of long-term metrics. For example, the cyclically adjusted Shiller price-earnings ratio is 40% higher than the historical mean. With the S&P 500’s gain in 2013 being its best since 1997 and the third best in the past 30 years, it is worth remembering that it has been over two years since the market had a 10% correction. And many of the longer-term issues we have highlighted in the past remain. Perhaps most notable among them is the question of whether the unprecedented monetary stimulus can be unwound without disruption.

Whether up or down, increased volatility is likely. The CBOE VIX Index (a measure of market volatility) has fallen below 14, the lower end of its long-term range. The diminished level of market liquidity and increased share of volume taken by computer trading could exacerbate any volatility. In addition, the muted economic outlook both domestically and abroad, the inevitable rise in interest rates over the long term and political and economic uncertainty here (the debt ceiling decision is likely in the first quarter and could be contentious) and abroad (Middle East, emerging markets and Europe) inject an element of risk to the market. Longer term, the Fed’s ability to unwind its unprecedented monetary stimulus is a major question.

As outlined above, the valuation of the equity market is debatable. However, higher-quality stocks, which we define as those with strong balance sheets, cash flows, earnings stability and competitive position, are relatively attractive. Based on our analysis, these stocks have underperformed since the 2009 market bottom. More volatile, leveraged and what we view as generally lower-quality issues have been much greater beneficiaries of stimulative monetary policy as they have been able to more easily refinance and have seen their interest costs decline. We historically have emphasized higher-quality stocks. A likely increase in merger and acquisition activity should benefit these stocks as it has this year and in past years. We believe these stocks will hold up better in a meaningful market decline, while having significant participation in further market appreciation. In the past, higher-quality stocks have regained favor in the middle part of the economic cycle, when profit margins have peaked, making earnings more unpredictable. We believe a less-volatile path encourages investors to maintain a long-term perspective and avoid momentum-influenced reallocations that could result in suboptimal results. We believe our disciplined approach mitigates downside risk while enabling us to participate in stronger markets and is a formula for compounding compelling long-term returns.

Thank you for your investment with us in Perkins Select Value Fund.

Janus Value Funds | 23

Perkins Select Value Fund (unaudited)

Perkins Select Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Irish Continental Group PLC	0.81%
Kaydon Corp.	0.61%
Vodafone Group PLC (ADR)	0.58%
Casey’s General Stores, Inc.	0.53%
Hill-Rom Holdings, Inc.	0.53%

5 Bottom Performers – Holdings

Contribution

Mosaic Co.	–0.29%
Home Properties, Inc.	–0.28%
HCP, Inc.	–0.24%
Laboratory Corp. of America Holdings	–0.20%
St. Joe Co.	–0.16%

5 Top Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Utilities	0.75%	0.00%	6.17%
Industrials	0.71%	13.83%	10.27%
Telecommunication Services	0.67%	1.62%	2.45%
Consumer Discretionary	–0.14%	1.82%	6.76%
Information Technology	–0.15%	8.57%	9.02%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 3000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Other**	–1.26%	10.68%	0.00%
Financials	–0.90%	22.68%	29.90%
Materials	–0.68%	2.68%	2.98%
Consumer Staples	–0.38%	6.06%	5.71%
Health Care	–0.18%	21.55%	12.36%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

24 | DECEMBER 31, 2013

(unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Baxter International, Inc. Health Care Equipment & Supplies	3.4%
Irish Continental Group PLC Marine	3.2%
Casey’s General Stores, Inc. Food & Staples Retailing	3.0%
Merck & Co., Inc. Pharmaceuticals	2.8%
OceanFirst Financial Corp. Thrifts & Mortgage Finance	2.7%

15.1%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of June 30, 2013

Janus Value Funds | 25

Perkins Select Value Fund (unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013				Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Select Value Fund – Class A Shares

NAV	10.95%	22.63%	18.16%	1.33%	1.14%

MOP	4.55%	15.57%	14.79%

Perkins Select Value Fund – Class C Shares

NAV	10.52%	21.67%	17.27%	2.03%	1.83%

CDSC	9.52%	20.67%	17.27%

Perkins Select Value Fund – Class D Shares(1)	11.08%	22.87%	18.37%	1.01%	0.82%

Perkins Select Value Fund – Class I Shares	11.19%	23.08%	18.56%	0.87%	0.70%

Perkins Select Value Fund – Class S Shares	10.55%	22.17%	17.77%	1.38%	1.20%

Perkins Select Value Fund – Class T Shares	11.04%	22.72%	18.25%	1.11%	0.95%

Russell 3000® Value Index	14.60%	32.69%	26.76%

Morningstar Quartile – Class I Shares	–	4th	4th

Morningstar Ranking – based on total returns for Mid-Cap Value Funds	–	415/428	402/416

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

26 | DECEMBER 31, 2013

(unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – December 15, 2011
(1)	Closed to new investors.

Janus Value Funds | 27

Perkins Select Value Fund (unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,109.50	$6.33	$1,000.00	$1,019.21	$6.06	1.19%

Class C Shares	$1,000.00	$1,105.20	$10.19	$1,000.00	$1,015.53	$9.75	1.92%

Class D Shares	$1,000.00	$1,110.80	$4.74	$1,000.00	$1,020.72	$4.53	0.89%

Class I Shares	$1,000.00	$1,111.90	$3.83	$1,000.00	$1,021.58	$3.67	0.72%

Class S Shares	$1,000.00	$1,105.50	$9.45	$1,000.00	$1,016.23	$9.05	1.78%

Class T Shares	$1,000.00	$1,110.40	$5.16	$1,000.00	$1,020.32	$4.94	0.97%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

28 | DECEMBER 31, 2013

Perkins Select Value Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Common Stock – 94.6%
Capital Markets – 0.9%
20,000	Invesco, Ltd.	$728,000
Chemicals – 1.8%
300,000	Borregaard A.S.A	1,494,211
Commercial Banks – 7.3%
24,000	Bank of Marin Bancorp	1,041,360
15,000	First Republic Bank	785,250
62,000	Fulton Financial Corp.	810,960
60,000	Heritage Financial Corp.	1,026,600
12,000	PNC Financial Services Group, Inc.	930,960
15,000	Texas Capital Bancshares, Inc.*	933,000
14,000	Trustmark Corp.	375,760
		5,903,890
Commercial Services & Supplies – 2.4%
30,000	Tetra Tech, Inc.*	839,400
28,000	Tyco International, Ltd. (U.S. Shares)	1,149,120
		1,988,520
Computers & Peripherals – 3.2%
38,000	Diebold, Inc.	1,254,380
54,000	EMC Corp.	1,358,100
		2,612,480
Construction & Engineering – 4.4%
18,000	EMCOR Group, Inc.	763,920
25,000	Granite Construction, Inc.	874,500
30,000	KBR, Inc.	956,700
84,000	Sterling Construction Co., Inc.*	985,320
		3,580,440
Diversified Financial Services – 0.6%
8,000	JPMorgan Chase & Co.	467,840
Electrical Equipment – 1.5%
35,000	Babcock & Wilcox Co.	1,196,650
Energy Equipment & Services – 1.4%
20,000	Ensco PLC – Class A	1,143,600
Food & Staples Retailing – 3.7%
35,000	Casey’s General Stores, Inc.	2,458,750
11,000	Harris Teeter Supermarkets, Inc.	542,850
		3,001,600
Food Products – 1.7%
180,000	Orkla A.S.A.	1,404,756
Health Care Equipment & Supplies – 10.3%
45,000	Abbott Laboratories	1,724,850
40,000	Baxter International, Inc.	2,782,000
3,000	C.R. Bard, Inc.	401,820
45,000	Hill-Rom Holdings, Inc.	1,860,300
21,000	Stryker Corp.	1,577,940
		8,346,910
Health Care Providers & Services – 3.6%
16,500	Laboratory Corp. of America Holdings*	1,507,605
20,000	Owens & Minor, Inc.	731,200
15,836	Patterson Cos., Inc.	652,443
		2,891,248
Health Care Technology – 1.9%
60,000	Omnicell, Inc.*	1,531,800
Household Durables – 1.0%
35,000	D.R. Horton, Inc.	781,200
Information Technology Services – 0.6%
6,000	Accenture PLC – Class A (U.S. Shares)	493,320
Life Sciences Tools & Services – 0.7%
5,000	Thermo Fisher Scientific, Inc.	556,750
Machinery – 3.5%
30,000	Briggs & Stratton Corp.	652,800
22,000	Kennametal, Inc.	1,145,540
8,000	Pfeiffer Vacuum Technology A.G.	1,088,698
		2,887,038
Marine – 3.2%
72,000	Irish Continental Group PLC	2,626,610
Oil, Gas & Consumable Fuels – 10.9%
10,000	HollyFrontier Corp.	496,900
10,000	Noble Energy, Inc.	681,100
20,000	Occidental Petroleum Corp.	1,902,000
70,000	PAA Natural Gas Storage L.P.	1,610,000
20,000	Plains GP Holdings L.P. – Class A	535,400
66,000	QEP Midstream Partners L.P.	1,532,520
40,000	QEP Resources, Inc.	1,226,000
14,000	Whiting Petroleum Corp.*	866,180
		8,850,100
Pharmaceuticals – 8.7%
18,000	AbbVie, Inc.	950,580
20,000	GlaxoSmithKline PLC (ADR)	1,067,800
45,000	Merck & Co., Inc.	2,252,250
22,000	Novartis A.G. (ADR)	1,768,360
25,000	Teva Pharmaceutical Industries, Ltd. (ADR)	1,002,000
		7,040,990
Real Estate Investment Trusts (REITs) – 8.8%
15,000	American Campus Communities, Inc.	483,150
22,000	Healthcare Realty Trust, Inc.	468,820
25,000	Home Properties, Inc.	1,340,500
40,000	Potlatch Corp.	1,669,600
15,000	Rayonier, Inc.	631,500
15,000	Ventas, Inc.	859,200
55,000	Weyerhaeuser Co.	1,736,350
		7,189,120
Road & Rail – 1.2%
6,000	Union Pacific Corp.	1,008,000
Semiconductor & Semiconductor Equipment – 1.4%
35,000	Altera Corp.	1,138,550
Software – 5.0%
15,000	Autodesk, Inc.*	754,950
14,000	Check Point Software Technologies, Ltd.*	903,280
6,000	Citrix Systems, Inc.*	379,500
12,000	MICROS Systems, Inc.*	688,440
20,000	Symantec Corp.	471,600
22,000	Synopsys, Inc.*	892,540
		4,090,310
Specialty Retail – 1.0%
52,000	MarineMax, Inc.*	836,160
Thrifts & Mortgage Finance – 2.7%
130,000	OceanFirst Financial Corp.	2,226,900

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 29

Perkins Select Value Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Wireless Telecommunication Services – 1.2%
25,000	Vodafone Group PLC (ADR)	$982,750

Total Common Stock (cost $64,477,978)		76,999,743

Corporate Bond – 0.6%
Energy – 0.6%
$1,707,000	Lone Pine Resources Canada, Ltd. 10.3750%, 2/15/17ß,## (cost $1,723,671)	512,100

Repurchase Agreement – 4.9%
4,000,000	ING Financial Markets LLC, 0.0100%, dated 12/31/13, maturing 1/2/14 to be repurchased at $4,000,002 collateralized by $4,278,787 in U.S. Treasuries 0.0000% – 6.3750%, 5/1/14 – 5/15/43 with a value of $4,080,040 (cost $4,000,000)	4,000,000

Total Investments (total cost $70,201,649) – 100.1%		81,511,843

Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(71,107)

Net Assets – 100%		$81,440,736

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Canada	$512,100	0.6%
Germany	1,088,698	1.3%
Ireland	2,626,610	3.2%
Israel	1,905,280	2.4%
Norway	2,898,967	3.6%
Switzerland	1,768,360	2.2%
United Kingdom	2,050,550	2.5%
United States††	68,661,278	84.2%

Total	$81,511,843	100.0%

††	Includes Cash Equivalents of 4.9%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

30 | DECEMBER 31, 2013

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT
We believe in the timeless adage of the power of compounding and in doing so our focus is on mitigating losses in difficult markets. We invest in securities that we believe to have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.
Robert Perkins co-portfolio manager	Justin Tugman co-portfolio manager	Tom Reynolds co-portfolio manager

PERFORMANCE OVERVIEW

During the six months ended December 31, 2013, Perkins Small Cap Value Fund’s Class T Shares returned 15.24%, versus a 17.60% return for the Fund’s benchmark, the Russell 2000 Value Index.

Stocks in the benchmark with betas (a measure of volatility) in the top quintile easily outperformed the lowest quintile (23% vs. 12%). We were significantly underweight the highest quintile beta names. Stock selection in financials was beneficial, while our holdings within information technology and health care lagged. Our average 6.75% cash weighting also detracted. As the market rallied, we exited various positions whose reward-to-risk ratios had become less attractive, in our view. We also added to several of our larger core holdings. We ended the period with cash under 5% and 86 holdings. Late in the period, we increased our exposure to technology companies, some of which have lagged due to what we believe are temporary demand issues but have high recurring revenues and strong balance sheets. Performance was aided by merger and acquisition activity, with four of our holdings either receiving takeout offers or agreeing to be purchased.

ECONOMIC ENVIRONMENT

During the third quarter of 2013, the Federal Reserve’s (Fed) surprise move to delay its tapering plans (a gradual reduction in its stimulative bond-buying program), together with an end to a partial government shutdown, contributed to a resumption of the year’s rally.

Several positive developments contributed to the continued market gains in the fourth quarter. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December Fed announcement that monthly purchases of securities would be reduced from $85 billion to $75 billion beginning in January. The stock market’s short-term reaction to the announcement was positive and encouraging. The Fed indicated it was somewhat more comfortable with the state of the economy. Corroborating that comfort level was the subsequent revision to 4.1 % from 3.6% (and originally estimated at 3.1%) growth in third quarter real gross domestic product (GDP). The other major element in the market’s perception of continuing accommodative monetary policy was the confirmation of Janet Yellen to succeed Ben Bernanke as Fed chair. She is presumed to be at least as aggressive as Bernanke in being accommodative. All of these elements have removed some of the uncertainty about intermediate-term monetary policy.

Another enhancement of confidence was a compromise on the U.S. budget. This was a modest agreement, but it removed the potential for a major dislocation of government operations. The positive view is that there was an element of bipartisanship in the agreement and the influence of more partisan legislators seemed to be reduced. Also contributing to the positive backdrop was lack of further deterioration in the international political and economic environment.

While interest rates on 10-year Treasurys increased to just over 3%, at year end the S&P 500 Index was selling at 1,849 and at 15.5x estimated 2014 earnings per share remains attractively valued relative to bonds. On the other hand, at year end the cyclically-adjusted Shiller price-earnings ratio is 40% higher than its historical mean. Meanwhile, there continues to be a significant number of unresolved long-term issues. As highlighted below, we believe the higher-quality issues that we emphasize are relatively attractively valued. We believe they have good appreciation potential while having less than average market risk.

HOLDINGS THAT DETRACTED FROM PERFORMANCE

Home Properties, an apartment real estate investment trust (REIT), weighed the most on performance.

Janus Value Funds | 31

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Specializing in affordably priced rentals with a stickier tenant base than its peer group, Home Properties has provided a less volatile net operating income (NOI). During the financial crisis, Home Properties’ NOI held up significantly better. The company also has a strong balance sheet, which should allow it to weather market volatility as well. The company’s above 95% occupancy rate is a testament to the stability of its tenants and the ability to effectively lease properties, in our view. The biggest two issues facing the company are increasing unit supply that results in less revenue growth, and the continued grind higher in long-term interest rates. REITs, including Home Properties, are very interest rate sensitive and not immune to rate hikes. Based on our view that the current dividend yield of almost 5% is well covered by free cash flow and the stock trades at a meaningful discount to net asset value, we added to our position.

Semtech also detracted from performance. The company provides analog and mixed-signal semiconductor products, which are used in a variety of applications, including smartphones and optical communications products. The stock declined after management cut revenue and earnings estimates due to weaker-than-expected smartphone shipments. Additionally, the company warned future shipments of chips used in smartphones would be pushed out until the middle of 2014, versus the expectation of the end of 2013. We do not believe Semtech is losing market share in the smartphone category, but rather that lower overall unit shipments coupled with a delay of new phone launches is the reason for the majority of the revenue weakness. Semtech already has a number of design wins, and we believe the company will post better optical sales next year. The company currently trades at a forward price-to-earnings multiple of 16x, an approximate 15% discount to its peer group, and has over 10% of its market value in cash.

HOLDINGS THAT CONTRIBUTED TO PERFORMANCE

Texas Capital Bancshares was our top contributor. A commercial bank serving middle-market businesses in Texas, Texas Capital has a strong organic growth history yet traded at a discount to peers through much of 2013. Fears that higher interest rates would shrink its mortgage warehouse lending program, which was viewed as outsized for its size, weighed on the shares. Additionally, it missed quarterly earnings estimates badly on expenses. We felt the mortgage warehouse fears were overblown. With every passing year of quality growth in the relatively healthy Texas economy, the warehouse would be a smaller contributor to earnings, in our view. We also felt the expense problem was transitory and the sell-off overdone based on a strong future growth outlook. We saw limited downside and significant upside using a conservative sum of the parts valuation and significantly added to our position on this weakness earlier in the year. In the third quarter, the bank beat expectations due to controlled expenses and limited mortgage warehouse slippage, causing 2015 estimates to expand 6% and the bank to regain the premium multiple this high-quality franchise deserves, in our view.

Hill-Rom Holdings, a health care equipment manufacturer (primarily hospital beds), also aided performance. The company’s revenue has been challenged given the consolidation of the hospital industry, a weak hospital capital spending environment and the uncertainty around the ultimate impact of the Affordable Care Act (ACA). However, it has been making progress on its long-term plan to expand margins through cost reduction and product diversification, and free cash flow generation continues to be robust and stable. Hill-Rom is using free cash flow to fund acquisitions on products, which leverage its existing channel while diversifying away from capital equipment and into more recurring revenue streams. In addition, the company plans to return approximately 25% of its free cash flow (perhaps more, in the absence of attractive acquisitions) in the form of dividends and share repurchases. Hill-Rom continues to be a meaningful position, given what we view as its relatively attractive valuation.

MARKET OUTLOOK

Our conclusion continues to be that, while the case for stocks relative to bonds remains strong, equities are not undervalued in the context of long-term metrics. We have benefited from the strength of the market and hope that it continues. The market’s momentum and the rotation from bonds to stocks could take equities higher. The result in 2013 has been that the S&P 500 Index’s gain is the best since 1997 and the third best in the last 30 years of our investing experience. It has been more than two years since the market had its last 10% correction.

Whether up or down, increased volatility is likely. The CBOE VIX Index (a measure of market volatility) has fallen below 14, the lower end of its long-term range. The diminished level of market liquidity and increased share of volume taken by computer trading could exacerbate any volatility. In addition, the muted economic outlook both domestically and abroad, the inevitable rise in interest rates over the long term and political and economic uncertainty here (the debt ceiling decision is likely in the first quarter and could be contentious) and abroad (Middle East, emerging markets and Europe) inject an element of

32 | DECEMBER 31, 2013

(unaudited)(closed to certain new investors)

risk to the market. Longer term, the Fed’s ability to unwind its unprecedented monetary stimulus is a major question.

As mentioned above, the valuation of the equity market is debatable. However, higher-quality stocks, which we define as those with strong balance sheets, cash flows, earnings stability and competitive position, are relatively attractive. Based on our analysis, these stocks have underperformed since the 2009 market bottom. More volatile, leveraged and what we view as generally lower-quality issues have been much greater beneficiaries of stimulative monetary policy as they have been able to more easily refinance and have seen their interest costs decline. We historically have emphasized higher-quality stocks. A likely increase in merger and acquisition activity should benefit these stocks as it has this year and in past years.

We believe these stocks will hold up better in a meaningful market decline, while having significant participation in further market appreciation. In the past, higher-quality stocks have regained favor in the middle part of the economic cycle, when profit margins have peaked, making earnings more unpredictable. We believe emphasizing quality results in a less volatile path of investment returns that encourages investors to maintain a long-term perspective and avoid momentum influenced reallocations that could result in suboptimal results. We believe our disciplined approach mitigates downside risk while enabling us to participate in stronger markets and is a formula for compounding compelling long-term returns.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Value Funds | 33

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Perkins Small Cap Value Fund At A Glance

5 Top Performers – Holdings

Contribution

Texas Capital Bancshares, Inc.	0.72%
Hill-Rom Holdings, Inc.	0.55%
Kirby Corp.	0.49%
AerCap Holdings N.V. (U.S. Shares)	0.43%
Kaydon Corp.	0.43%

5 Bottom Performers – Holdings

Contribution

Home Properties, Inc.	–0.35%
Semtech Corp.	–0.30%
Healthcare Realty Trust, Inc.	–0.11%
Orthofix International N.V. (U.S. Shares)	–0.09%
Education Realty Trust, Inc.	–0.08%

5 Top Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Financials	0.79%	32.82%	38.94%
Utilities	0.68%	0.00%	6.18%
Telecommunication Services	0.11%	0.00%	0.64%
Industrials	–0.02%	16.25%	13.45%
Materials	–0.05%	4.53%	4.66%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 2000®
	Fund Contribution	(Average % of Equity)	Value Index Weighting

Other**	–1.17%	6.75%	0.00%
Information Technology	–0.94%	11.80%	10.66%
Health Care	–0.43%	13.69%	4.52%
Consumer Staples	–0.33%	5.45%	2.74%
Energy	–0.21%	5.09%	7.47%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

34 | DECEMBER 31, 2013

(unaudited)(closed to certain new investors)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Owens & Minor, Inc. Health Care Providers & Services	2.7%
Casey’s General Stores, Inc. Food & Staples Retailing	2.5%
Hill-Rom Holdings, Inc. Health Care Equipment & Supplies	2.4%
Patterson Cos., Inc. Health Care Providers & Services	2.3%
Kirby Corp. Marine	2.3%

12.2%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of June 30, 2013

Janus Value Funds | 35

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Performance

Average Annual Total Return – for the periods ended December 31, 2013					Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Five	Ten	Total Annual Fund
	Year-to-Date	Year	Year	Year	Operating Expenses

Perkins Small Cap Value Fund – Class A Shares(1)

NAV	15.10%	29.40%	16.84%	9.16%	1.00%

MOP	8.48%	21.97%	15.46%	8.51%

Perkins Small Cap Value Fund – Class C Shares(1)

NAV	14.69%	28.40%	15.84%	8.37%	1.86%

CDSC	13.69%	27.40%	15.84%	8.37%

Perkins Small Cap Value Fund – Class D Shares(1)	15.29%	29.77%	17.14%	9.46%	0.77%

Perkins Small Cap Value Fund – Class I Shares(1)	15.31%	29.82%	17.05%	9.42%	0.71%

Perkins Small Cap Value Fund – Class L Shares(1)	15.37%	29.93%	17.33%	9.66%	0.83%

Perkins Small Cap Value Fund – Class N Shares(1)	15.37%	29.95%	17.05%	9.42%	0.60%

Perkins Small Cap Value Fund – Class R Shares(1)	14.90%	29.00%	16.43%	8.87%	1.35%

Perkins Small Cap Value Fund – Class S Shares(1)	15.06%	29.29%	16.76%	9.15%	1.10%

Perkins Small Cap Value Fund – Class T Shares(1)	15.24%	29.66%	17.05%	9.42%	0.85%

Russell 2000® Value Index	17.60%	34.52%	17.64%	8.61%

Morningstar Quartile – Class T Shares	–	4th	4th	2nd

Morningstar Ranking – based on total returns for Small Value Funds	–	360/380	288/323	119/251

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

36 | DECEMBER 31, 2013

(unaudited)(closed to certain new investors)

This Fund has a performance-based management fee that adjusts up or down based on the Fund’s performance relative to an approved benchmark index over a performance measurement period. See the Fund’s Prospectus or Statement of Additional Information for more details.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund, calculated using the fees and expenses of each respective share class without the effect of any fee and expense limitations or waivers.

Class D Shares of the Fund commenced operations on February 16, 2010 as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for periods prior to February 16, 2010 reflects the historical performance of the Fund’s predecessor share class.

Class I Shares of the Fund commenced operations on July 6, 2009. The performance shown for periods prior to July 6, 2009 reflects the historical performance of a similar share class of the Fund and predecessor fund.

Class L Shares of the Fund commenced operations on April 21, 2003. The performance shown for periods prior to April 21, 2003 reflects the historical performance of a prior share class of the predecessor fund.

Class N Shares of the Fund commenced operations on May 31, 2012. The performance shown for periods prior to May 31, 2012 reflects the historical performance of a similar share class of the Fund and predecessor fund.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors. Please see current prospectuses for details.

Janus Value Funds | 37

Perkins Small Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,151.00	$5.69	$1,000.00	$1,019.91	$5.35	1.05%

Class C Shares	$1,000.00	$1,146.90	$9.74	$1,000.00	$1,016.13	$9.15	1.80%

Class D Shares	$1,000.00	$1,152.90	$4.07	$1,000.00	$1,021.42	$3.82	0.75%

Class I Shares	$1,000.00	$1,153.10	$4.02	$1,000.00	$1,021.48	$3.77	0.74%

Class L Shares	$1,000.00	$1,153.70	$3.37	$1,000.00	$1,022.08	$3.16	0.62%

Class N Shares	$1,000.00	$1,153.80	$3.20	$1,000.00	$1,022.23	$3.01	0.59%

Class R Shares	$1,000.00	$1,149.00	$7.26	$1,000.00	$1,018.45	$6.82	1.34%

Class S Shares	$1,000.00	$1,150.60	$5.91	$1,000.00	$1,019.71	$5.55	1.09%

Class T Shares	$1,000.00	$1,152.40	$4.56	$1,000.00	$1,020.97	$4.28	0.84%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

38 | DECEMBER 31, 2013

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Common Stock – 96.2%
Auto Components – 0.6%
800,000	Dana Holding Corp.	$15,696,000
Capital Markets – 1.2%
196,149	Evercore Partners, Inc. – Class A	11,725,787
416,375	Lazard, Ltd. – Class A	18,870,115
		30,595,902
Commercial Banks – 16.7%
365,792	BancorpSouth, Inc.	9,298,433
528,571	Bank of Hawaii Corp.	31,259,689
864,126	BankUnited, Inc.	28,447,028
350,703	Banner Corp.	15,718,509
2,546,130	BBCN Bancorp, Inc.	42,240,297
257,764	City National Corp.	20,420,064
1,294,165	Columbia Banking System, Inc.	35,602,479
2,900,000	Fulton Financial Corp.	37,932,000
411,884	Glacier Bancorp, Inc.	12,270,024
1,141,090	Hancock Holding Co.	41,855,181
1,300,000	Investors Bancorp, Inc.	33,254,000
779,718	Prosperity Bancshares, Inc.	49,426,324
724,936	Texas Capital Bancshares, Inc.*	45,091,019
435,257	Trustmark Corp.	11,682,298
		414,497,345
Commercial Services & Supplies – 1.5%
1,335,211	Tetra Tech, Inc.*	37,359,204
Communications Equipment – 2.2%
839,875	NETGEAR, Inc.*	27,665,483
1,469,802	Riverbed Technology, Inc.*	26,574,020
		54,239,503
Computers & Peripherals – 1.2%
578,843	Diebold, Inc.	19,107,608
872,905	QLogic Corp.*	10,326,466
		29,434,074
Construction & Engineering – 3.3%
1,115,203	EMCOR Group, Inc.	47,329,216
680,688	Granite Construction, Inc.	23,810,466
975,000	Sterling Construction Co., Inc.*,£	11,436,750
		82,576,432
Containers & Packaging – 3.4%
575,000	Aptargroup, Inc.	38,990,750
1,100,000	Sonoco Products Co.	45,892,000
		84,882,750
Electrical Equipment – 2.0%
778,355	Babcock & Wilcox Co.	26,611,958
770,437	Brady Corp. – Class A	23,829,616
		50,441,574
Electronic Equipment, Instruments & Components – 1.0%
335,658	IPG Photonics Corp.	26,050,417
Food & Staples Retailing – 3.2%
875,000	Casey’s General Stores, Inc.	61,468,750
343,500	Harris Teeter Supermarkets, Inc.	16,951,725
		78,420,475
Food Products – 3.0%
1,750,769	Flowers Foods, Inc.	37,589,010
410,188	J&J Snack Foods Corp.	36,338,555
		73,927,565
Health Care Equipment & Supplies – 3.7%
1,440,211	Hill-Rom Holdings, Inc.	59,538,323
658,045	STERIS Corp.	31,619,062
		91,157,385
Health Care Providers & Services – 5.0%
1,849,256	Owens & Minor, Inc.	67,608,799
1,387,240	Patterson Cos., Inc.	57,154,288
		124,763,087
Health Care Technology – 0.8%
820,000	Omnicell, Inc.*	20,934,600
Household Durables – 0.7%
555,235	Leggett & Platt, Inc.	17,178,971
Information Technology Services – 0.7%
295,812	Jack Henry & Associates, Inc.	17,515,028
Insurance – 4.3%
1,120,677	Brown & Brown, Inc.	35,178,051
234,519	Infinity Property & Casualty Corp.	16,826,738
200,000	Kemper Corp.	8,176,000
140,031	Navigators Group, Inc.*	8,844,358
376,451	RenaissanceRe Holdings, Ltd.	36,643,741
		105,668,888
Internet Software & Services – 0.9%
320,696	IAC / InterActiveCorp	22,028,608
Life Sciences Tools & Services – 4.2%
1,455,838	Bruker Corp.*	28,781,917
505,148	Charles River Laboratories International, Inc.*	26,793,050
230,000	Covance, Inc.*	20,253,800
392,139	ICON PLC*	15,846,337
334,474	PerkinElmer, Inc.	13,790,363
		105,465,467
Machinery – 6.6%
685,082	Astec Industries, Inc.	26,464,718
1,000,000	Briggs & Stratton Corp.	21,760,000
710,000	CLARCOR, Inc.	45,688,500
750,000	Kennametal, Inc.	39,052,500
450,000	Lincoln Electric Holdings, Inc.	32,103,000
		165,068,718
Marine – 2.3%
575,000	Kirby Corp.*	57,068,750
Metals & Mining – 0.7%
521,798	Allegheny Technologies, Inc.	18,591,663
Oil, Gas & Consumable Fuels – 6.3%
2,140,511	PAA Natural Gas Storage L.P.	49,231,753
1,285,311	QEP Midstream Partners L.P.	29,844,921
728,355	QEP Resources, Inc.	22,324,081
400,000	Western Gas Partners L.P.	24,676,000
306,518	Western Refining, Inc.	12,999,428
284,978	Whiting Petroleum Corp.*	17,631,589
		156,707,772
Paper & Forest Products – 1.1%
999,256	PH Glatfelter Co.	27,619,436

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 39

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Real Estate Investment Trusts (REITs) – 6.5%
870,000	BioMed Realty Trust, Inc.	$15,764,400
900,000	Healthcare Realty Trust, Inc.	19,179,000
877,709	Home Properties, Inc.	47,062,756
542,110	Post Properties, Inc.	24,519,635
1,301,209	Potlatch Corp.	54,312,464
		160,838,255
Semiconductor & Semiconductor Equipment – 3.6%
322,520	Hittite Microwave Corp.*	19,909,159
1,075,000	MKS Instruments, Inc.	32,185,500
890,031	Semtech Corp.*	22,499,984
481,528	Ultratech, Inc.*	13,964,312
		88,558,955
Software – 4.7%
1,652,738	Cadence Design Systems, Inc.*	23,171,387
403,448	MICROS Systems, Inc.*	23,145,812
430,519	Netscout Systems, Inc.*	12,739,057
639,146	NICE Systems, Ltd. (ADR)	26,179,420
750,000	Synopsys, Inc.*	30,427,500
		115,663,176
Specialty Retail – 0.5%
780,707	MarineMax, Inc.*,£	12,553,769
Textiles, Apparel & Luxury Goods – 0.7%
500,000	Wolverine World Wide, Inc.	16,980,000
Thrifts & Mortgage Finance – 2.9%
1,168,612	People’s United Financial, Inc.	17,669,413
874,961	Provident Financial Services, Inc.	16,904,247
1,630,528	Washington Federal, Inc.	37,974,997
		72,548,657
Trading Companies & Distributors – 0.7%
440,000	AerCap Holdings N.V. (U.S. Shares)*	16,874,000

Total Common Stock (cost $1,823,487,389)		2,391,906,426

Repurchase Agreements – 4.4%
$8,300,000	ING Financial Markets LLC, 0.0100%, dated 12/31/13, maturing 1/2/14 to be repurchased at $8,300,005 collateralized by $8,878,484 in U.S. Treasuries 0.0000% – 6.3750%, 5/1/14 – 5/15/43 with a value of $8,466,082	8,300,000
100,000,000	RBC Capital Markets Corp., 0.0050%, dated 12/31/13, maturing 1/2/14 to be repurchased at $100,000,028 collateralized by $97,519,227 in U.S. Treasuries 0.0000% – 3.8750%, 6/26/14 – 4/15/29 with a value of $102,000,001	100,000,000

Total Repurchase Agreements (cost $108,300,000)		108,300,000

Total Investments (total cost $1,931,787,389) – 100.6%		2,500,206,426

Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(16,014,785)

Net Assets – 100%		$2,484,191,641

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Ireland	$15,846,337	0.6%
Israel	26,179,420	1.1%
United States††	2,458,180,669	98.3%

Total	$2,500,206,426	100.0%

††	Includes Cash Equivalents of 4.3%.

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

40 | DECEMBER 31, 2013

Perkins Value Plus Income Fund (unaudited)

FUND SNAPSHOT
The Fund seeks high-quality equity and credit-oriented fixed income selected to drive portfolio income. The allocation has the flexibility to move between 40%-60% in equity securities and the remainder in fixed-income securities and cash equivalents. Both the Perkins equity team and the Janus fixed income team focus on minimizing downside risk using their own unique approach to fundamental, bottom-up investing.
Gibson Smith co-portfolio manager	Darrell Watters co-portfolio manager	Jeff Kautz co-portfolio manager	Ted Thome co-portfolio manager

PERFORMANCE OVERVIEW

For the six months ended December 31, 2013, Perkins Value Plus Income Fund’s Class I Shares returned 6.67%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 14.34%. The Fund’s secondary benchmark, the Barclays U.S. Aggregate Bond Index, returned 0.43% during the period. Its hypothetical internally-calculated benchmark, the Value Income Index, which combines the total returns from the Russell 1000 Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%), returned 7.26%.

MARKET ENVIRONMENT

During the third quarter of 2013, the Federal Reserve’s (Fed) surprise move to delay its tapering plans (a gradual reduction in its stimulative bond-buying program), together with an end to a partial government shutdown, contributed to a resumption of the year’s rally.

Several positive developments contributed to the continued market gains in the fourth quarter. Perhaps most importantly, continuing monetary easing policies kept interest rates at relatively low levels, and maintained the attractiveness of stocks compared to bonds. This was the case even after the December Fed announcement that monthly purchases of securities would be reduced from $85 billion to $75 billion beginning in January. The stock market’s short-term reaction to the announcement was positive and encouraging. The Fed indicated it was somewhat more comfortable with the state of the economy. Corroborating that comfort level was the subsequent revision to 4.1% from 3.6% (and originally estimated at 3.1%) growth in third quarter real gross domestic product (GDP). The other major element in the market’s perception of continuing accommodative monetary policy was the confirmation of Janet Yellen to succeed Ben Bernanke as Fed chair. She is presumed to be at least as aggressive as Bernanke in being accommodative. All of these elements have removed some of the uncertainty about intermediate-term monetary policy.

Another enhancement of confidence was a compromise on the U.S. budget. This was a modest agreement, but it removed the potential for a major dislocation of government operations. The positive view is that there was an element of bipartisanship in the agreement and the influence of more partisan legislators seemed to be reduced. Also contributing to the positive backdrop was lack of further deterioration in the international political and economic environment.

While interest rates on 10-year Treasurys increased to just over 3%, at year end the S&P 500 Index was selling at 1,849 and at 15.5x estimated 2014 earnings per share remains attractively valued relative to bonds. On the other hand, at year end the cyclically-adjusted Shiller price-earnings ratio is 40% higher than its historical mean. Meanwhile, there continues to be a significant number of unresolved long-term issues. As highlighted below, we believe the higher-quality equity issues that we emphasize are relatively attractively valued. We believe they have good appreciation potential while having less than average market risk.

In fixed income, credit spreads tightened in the final six months of 2013, supported by global central banks’ continued accommodative monetary policy, signs of global economic improvement and progress on resolving fiscal issues in the U.S., Europe and Japan.

PORTFOLIO OVERVIEW

We were overweight in equities, which aided relative performance, given equity’s significant outperformance relative to fixed income.

Our equity sleeve in aggregate underperformed the Russell 1000 Value Index. Our holdings in financials,

Janus Value Funds | 41

Perkins Value Plus Income Fund (unaudited)

industrials and consumer discretionary weighed the most on relative performance, while our holdings in energy, telecommunication services and utilities contributed. Our underweight in utilities also aided performance.

The fixed income sleeve outperformed the Barclays U.S. Aggregate Bond Index. An overweight to corporate credit drove the sleeve’s outperformance. From an industry sector standpoint, top credit contributors included wireline communications, automotive and independent energy names. Sector detractors were led by consumer services, restaurants and electric utilities.

In our joint management of the Fund, both Perkins and Janus investment teams are at least as focused on absolute total returns as we are on relative returns, and therefore, are focused on the long term.

EQUITY DETRACTORS

Quest Diagnostics weighed the most on performance. The company is one of two national clinical laboratory companies. Historically, we have been attracted to Quest, given its scale and low cost advantages, recurring revenue model, and robust and stable free cash flow generation. Furthermore, the market opportunity remains attractive as the two national players only capture approximately 25% of the overall lab testing market. The Affordable Care Act (ACA) and the emergence of accountable care organizations (ACOs) have to some degree prompted the market to search for low-cost providers and services, which should ultimately benefit providers such as Quest with increased market share. In the meantime, however, the company has been facing headwinds that have crimped its top-line growth. Headwinds include muted healthcare utilization, increases in high-deductible and high co-pay health insurance plans, government payment and reimbursement issues and uncertainty related to ACA implementation. The stock sold off recently after Laboratory Corporation of America, its closest competitor, provided 2014 financial guidance that was significantly below consensus estimates. We added modestly to our position, given what we believe is a company that remains well positioned in the long-term.

Home Properties, an apartment real estate investment trust (REIT), also detracted from performance. Specializing in affordably priced rentals with a stickier tenant base than its peer group, Home Properties has provided a less volatile net operating income (NOI). During the financial crisis, Home Properties’ NOI held up significantly better. The company also has a strong balance sheet, which should allow it to weather market volatility as well. The company’s above 95% occupancy rate is a testament to the stability of its tenants and the ability to effectively lease properties, in our view. The biggest two issues facing the company are increasing unit supply that results in less revenue growth, and the continued grind higher in long-term interest rates. REITs, including Home Properties, are very interest rate sensitive and not immune to rate hikes. Based on our view that the current dividend yield of almost 5% is well covered by free cash flow and the stock trades at a meaningful discount to net asset value, we added to our position.

EQUITY CONTRIBUTORS

Vodafone Group was our largest individual contributor. One of the world’s largest mobile communications companies, Vodafone has over 360 million customers in 30 countries. A large part of the company’s value is derived from Western Europe, but it also has an extensive emerging market portfolio and a very significant 45% stake in the top mobile operator in the U.S., Verizon Wireless. We believed the valuation of Vodafone’s stake in Verizon Wireless was not properly reflected in the stock’s valuation, given the increasing and sustainable distributions of free cash flow to Vodafone and its joint venture partner, Verizon Communications. During the third quarter of 2013, Vodafone agreed to sell its stake to Verizon Communications for a staggering $130 billion, and the share price responded favorably. We trimmed the position on strength as the reward-to-risk ratio became less favorable.

France-based integrated energy company Total also aided performance. With upstream and downstream operations around the globe, Total is in the midst of a transformation and its restructuring is beginning to produce significant results. Total’s shares outperformed because it is one of the few major oil companies delivering on stated production growth targets. Going forward, Total is on track to produce higher margin barrels with lower capital intensity, which should lead to increased free cash flow per share, in our view. Total continues to trade at a valuation discount to its major oil company peers, and we believe that discount will narrow as the restructuring story unfolds.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

FIXED INCOME CREDIT CONTRIBUTORS

Individual credit contributors were led by telecommunications company Verizon. We invested in Verizon’s record-breaking $49 billion corporate bond

42 | DECEMBER 31, 2013

(unaudited)

issuance in September. It debuted to robust demand, and credit spreads continued to tighten through the end of the year.

Automaker Ford Motor also contributed. Ford has benefited from strong year-over-year U.S. auto sales. The housing recovery has been particularly good for pickup-truck sales, including Ford’s F-150 Series, as building contractors tend to buy trucks when business rises. During the third quarter of 2013, Ford received a ratings upgrade, so that all three major credit agencies had it listed as investment grade, a key component of our thesis.

FIXED INCOME CREDIT DETRACTORS

Individual credit detractors were led by ADT Corp. The home security monitoring company underperformed after its management team abruptly chose to give up ADT’s investment-grade ratings by pursuing a policy of returning cash to shareholders in the form of debt-funded dividends and buybacks, which took balance sheet leverage higher. We sold the credit during the period.

Discover Financial Services also was a detractor, primarily because our holdings were in preferreds with a five-year call, so they were sensitive to the backup in 5-year rates during the period.

MARKET OUTLOOK AND FUND POSITIONING

Our conclusion continues to be that, while the case for stocks relative to bonds remains strong, equities are not undervalued in the context of long-term metrics. We have benefited from the strength of the market and hope that it continues. The market’s momentum and the rotation from bonds to stocks could continue to take equities higher. The result in 2013 has been that the S&P 500’s gain is the best since 1997 and the third best in the past 30 years. It has been more than two years since the market had its last 10% correction.

Whether up or down, increased volatility is likely. The CBOE VIX Index (a measure of market volatility) has fallen below 14, the lower end of its long-term range. The diminished level of market liquidity and increased share of volume taken by computer trading could exacerbate any volatility. In addition, the muted economic outlook both domestically and abroad, the inevitable rise in interest rates over the long term and political and economic uncertainty here (the debt ceiling decision is likely in the first quarter and could be contentious) and abroad (Middle East, emerging markets and Europe) inject an element of risk to the market. Longer term, the Fed’s ability to unwind its unprecedented monetary stimulus is a major question.

As outlined above, the valuation of the equity market is debatable. However, higher-quality stocks, which we define as those with strong balance sheets, cash flows, earnings stability and competitive position, are relatively attractive. Based on our analysis, these stocks have significantly underperformed since the 2009 market bottom. More-volatile, leveraged and what we view as generally lower-quality issues have been much greater beneficiaries of stimulative monetary policy as they have been able to more easily refinance and have seen their interest costs decline. We historically have emphasized higher-quality stocks. A likely increase in merger and acquisition activity should benefit these stocks as it has this year and in past years. We believe these stocks will hold up better in a meaningful market decline, while having significant participation in further market appreciation. In the past, higher-quality stocks have regained favor in the middle part of the economic cycle, when profit margins have peaked, making earnings more unpredictable. We believe emphasizing quality results in a less-volatile path of investment returns that encourages investors to maintain a long-term perspective and avoid momentum-influenced reallocations that could result in suboptimal results. We believe our disciplined approach mitigates downside risk while enabling us to participate in stronger markets, and is a formula for compounding attractive returns over the long-term.

On the fixed income side, we believe a key theme for the first quarter of 2014 is caution, as fixed income markets will transition to a more normalized interest rate environment and adjust for new policy. We believe growth in developed markets is likely to accelerate in 2014, as the global economy enters a new stage of increased capital expenditure and hiring.

The Fed has announced it will taper quantitative easing by $10 billion per month beginning in January, and we believe there will be additional tapering as 2014 progresses. The greatest focus for fixed-income investors in the coming year will be interest rates and the shape of the yield curve. Market consensus is that longer-term interest rates will move higher, and we share that view. However, we believe the Fed will keep short-term interest rates anchored throughout 2014. This means the yield curve, or the difference between 2-year and 30-year Treasury yields, likely will continue to steepen.

Of course, there is always the risk that this expectation, being the current market consensus, is wrong, and our fixed income team is closely monitoring the economy and the markets in case the situation changes. We will keep an especially close eye on inflation. We are seeing significant deflationary pressures in the global economy,

Janus Value Funds | 43

Perkins Value Plus Income Fund (unaudited)

and are monitoring inflation inputs – energy prices, commodity prices, and wage growth and employment – very carefully in view of the consensus that rates will move higher.

As we enter the late stages of the credit cycle, with credit spreads over Treasury yields exceedingly tight, security selection remains important. As the economy improves, corporate management teams should be in a good position to take on more risk. They have significantly deleveraged their balance sheets and capital structures over the last four years and put themselves in a much better position to take advantage of an improving economy.

Thank you for your investment with us in Perkins Value Plus Income Fund.

44 | DECEMBER 31, 2013

(unaudited)

Perkins Value Plus Income Fund At A Glance

5 Top Performers – Equity Holdings

Contribution

Vodafone Group PLC (ADR)	0.53%
Total S.A. (ADR)	0.43%
Canadian Pacific Railway, Ltd. (U.S. Shares)	0.34%
Oracle Corp.	0.33%
Marsh & McLennan Cos., Inc.	0.33%

5 Bottom Performers – Equity Holdings

Contribution

Quest Diagnostics, Inc.	–0.18%
Home Properties, Inc.	–0.18%
American Campus Communities, Inc.	–0.18%
Rayonier, Inc.	–0.16%
Mosaic Co.	–0.11%

5 Top Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Energy	0.62%	10.80%	14.98%
Telecommunication Services	0.60%	5.59%	2.61%
Utilities	0.50%	4.14%	6.16%
Information Technology	–0.19%	12.06%	8.88%
Other**	–0.27%	2.14%	0.00%

5 Bottom Performers – Sectors*

		Fund Weighting	Russell 1000® Value
	Fund Contribution	(Average % of Equity)	Index Weighting

Financials	–0.88%	19.19%	29.12%
Industrials	–0.82%	10.13%	10.00%
Consumer Discretionary	–0.69%	6.28%	6.42%
Consumer Staples	–0.64%	9.30%	5.97%
Materials	–0.43%	2.92%	2.83%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.
*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

**	Not a GICS classified sector.

Janus Value Funds | 45

Perkins Value Plus Income Fund (unaudited)

5 Largest Equity Holdings – (% of Net Assets)
As of December 31, 2013

Oracle Corp. Software	1.5%
Wells Fargo & Co. Commercial Banks	1.4%
JPMorgan Chase & Co. Diversified Financial Services	1.3%
Novartis A.G. (ADR) Pharmaceuticals	1.3%
PPL Corp. Electric Utilities	1.1%

6.6%

Asset Allocation – (% of Net Assets)
As of December 31, 2013

Top Country Allocations – Long Positions (% of Investment Securities)
As of December 31, 2013

As of June 30, 2013

46 | DECEMBER 31, 2013

(unaudited)

Performance

Average Annual Total Return – for the periods ended December 31, 2013				Expense Ratios – per the October 28, 2013 prospectuses
	Fiscal	One	Since	Total Annual Fund	Net Annual Fund
	Year-to-Date	Year	Inception*	Operating Expenses	Operating Expenses

Perkins Value Plus Income Fund – Class A Shares

NAV	6.44%	13.43%	11.03%	1.36%	0.95%

MOP	0.35%	6.87%	9.13%

Perkins Value Plus Income Fund – Class C Shares

NAV	6.12%	12.67%	10.34%	2.13%	1.69%

CDSC	5.13%	11.67%	10.34%

Perkins Value Plus Income Fund – Class D Shares(1)	6.60%	13.66%	11.18%	1.24%	0.81%

Perkins Value Plus Income Fund – Class I Shares	6.67%	13.81%	11.31%	1.10%	0.68%

Perkins Value Plus Income Fund – Class S Shares	6.32%	13.29%	10.81%	1.59%	1.18%

Perkins Value Plus Income Fund – Class T Shares	6.54%	13.54%	11.09%	1.33%	0.93%

Russell 1000® Value Index	14.34%	32.53%	18.40%

Barclays U.S. Aggregate Bond Index	0.43%	–2.02%	2.88%

Value Income Index	7.26%	14.17%	10.67%

Morningstar Quartile – Class I Shares	–	4th	2nd

Morningstar Ranking – based on total returns for Moderate Allocation Funds	–	714/903	391/777

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Performance shown for Class A Shares at Maximum Offering Price (MOP) includes the Fund’s maximum sales charge of 5.75%. Performance shown at Net Asset Value (NAV) does not include this charge and would have been lower had this charge been taken into account.

Performance shown for Class C Shares includes a 1% contingent deferred sales charge (CDSC) on periods of less than 12 months. Performance shown at Net Asset Value (NAV) does not include this sales charge and would have been lower had this sales charge been taken into account.

See important disclosures on the next page.

Janus Value Funds | 47

Perkins Value Plus Income Fund (unaudited)

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2014.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Funds that invest in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds owned by the fund. Unlike owning individual bonds, there are ongoing fees and expenses associated with owning shares of bonds funds. The return of principal is not guaranteed due to net asset value fluctuation that is caused by changes in the price of specific bonds held in the fund and selling of bonds within the fund by the portfolio managers.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions on Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2013 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedules of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*	The Fund’s inception date – July 30, 2010
(1)	Closed to new investors.

48 | DECEMBER 31, 2013

(unaudited)

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; distribution and shareholder servicing (12b-1) fees; administrative services fees payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses
The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes
The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses
	Account	Account	Paid During	Account	Account	Paid During	Net Annualized
	Value	Value	Period	Value	Value	Period	Expense Ratio
	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13)	(12/31/13)	(7/1/13 - 12/31/13)†	(7/1/13 - 12/31/13)

Class A Shares	$1,000.00	$1,065.30	$5.31	$1,000.00	$1,020.06	$5.19	1.02%

Class C Shares	$1,000.00	$1,061.20	$9.09	$1,000.00	$1,016.38	$8.89	1.75%

Class D Shares	$1,000.00	$1,066.00	$4.58	$1,000.00	$1,020.77	$4.48	0.88%

Class I Shares	$1,000.00	$1,066.70	$3.85	$1,000.00	$1,021.48	$3.77	0.74%

Class S Shares	$1,000.00	$1,063.20	$6.45	$1,000.00	$1,018.95	$6.31	1.24%

Class T Shares	$1,000.00	$1,065.40	$5.15	$1,000.00	$1,020.21	$5.04	0.99%

†	Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Value Funds | 49

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Asset-Backed/Commercial Mortgage-Backed Securities – 1.4%
$49,000	AmeriCredit Automobile Receivables Trust 3.3800%, 4/9/18	$50,752
69,000	AmeriCredit Automobile Receivables Trust 2.6800%, 10/9/18	69,589
25,000	AmeriCredit Automobile Receivables Trust 3.3100%, 10/8/19	25,351
20,000	Commercial Mortgage Trust 5.6500%, 12/10/49	20,847
127,000	Commercial Mortgage Trust 5.8670%, 12/10/49‡	139,158
83,299	FREMF 2010 K-SCT Mortgage Trust 2.0000%, 1/25/20§	70,888
100,000	GS Mortgage Securities Corp. II 3.4350%, 12/10/27 (144A),‡	87,016
120,000	GS Mortgage Securities Corp. Trust 3.5510%, 4/10/34 (144A),‡	117,986
54,000	LB-UBS Commercial Mortgage Trust 2007-C2 5.4930%, 2/15/40‡	56,983
27,000	Santander Drive Auto Receivables Trust 2.5200%, 9/17/18	27,082
28,000	Santander Drive Auto Receivables Trust 3.3000%, 9/17/18	28,827
122,000	Wachovia Bank Commercial Mortgage Trust 5.3830%, 12/15/43	131,271
55,000	Wachovia Bank Commercial Mortgage Trust 5.5910%, 4/15/47‡	59,883

Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $895,755)		885,633

Bank Loans and Mezzanine Loans – 0.5%
Basic Industry – 0.1%
64,838	FMG Resources August 2006 Pty, Ltd. 4.2500%, 6/28/19‡	65,628
Communications – 0.1%
81,000	Tribune Co. 0%, 12/27/20(a),‡	80,494
Consumer Cyclical – 0.2%
97,020	MGM Resorts International 3.5000%, 12/20/19‡	97,202
Consumer Non-Cyclical – 0.1%
48,105	Quintiles Transnational Corp. 3.7500%, 6/8/18‡	48,045

Total Bank Loans and Mezzanine Loans (cost $290,185)		291,369

Common Stock – 57.2%
Beverages – 1.2%
9,000	Dr. Pepper Snapple Group, Inc.	438,480
3,200	PepsiCo, Inc.**	265,408
		703,888
Chemicals – 1.0%
2,100	Air Products & Chemicals, Inc.**	234,738
80,000	Borregaard A.S.A	398,456
		633,194
Commercial Banks – 3.1%
3,900	Bank of Hawaii Corp.	230,646
7,500	BB&T Corp.	279,900
11,500	Fifth Third Bancorp	241,845
22,000	Fulton Financial Corp.	287,760
19,000	Wells Fargo & Co.	862,600
		1,902,751
Commercial Services & Supplies – 2.3%
11,000	ADT Corp.	445,170
50,000	G4S PLC**	217,312
11,900	Republic Services, Inc.	395,080
8,000	Tyco International, Ltd. (U.S. Shares)	328,320
		1,385,882
Communications Equipment – 1.0%
8,000	Cisco Systems, Inc.	179,600
5,500	QUALCOMM, Inc.	408,375
		587,975
Computers & Peripherals – 1.5%
600	Apple, Inc.**	336,666
23,000	EMC Corp.	578,450
		915,116
Containers & Packaging – 0.3%
3,800	Greif, Inc. – Class A	199,120
Diversified Financial Services – 1.3%
13,500	JPMorgan Chase & Co.	789,480
Diversified Telecommunication Services – 1.0%
6,000	AT&T, Inc.	210,960
8,000	Telenor A.S.A.	190,784
7,750	Vivendi S.A.**	204,208
		605,952
Electric Utilities – 1.5%
8,900	Hawaiian Electric Industries, Inc.	231,934
23,000	PPL Corp.	692,070
		924,004
Energy Equipment & Services – 1.1%
6,500	Ensco PLC – Class A	371,670
3,600	Schlumberger, Ltd. (U.S. Shares)**	324,396
		696,066
Food & Staples Retailing – 1.6%
9,000	Sysco Corp.	324,900
120,000	Tesco PLC**	664,305
		989,205
Food Products – 1.3%
8,400	Flowers Foods, Inc.	180,348
3,000	Nestle S.A.	219,668
48,000	Orkla A.S.A.	374,602
		774,618
Health Care Equipment & Supplies – 1.5%
5,000	Baxter International, Inc.	347,750
2,500	Covidien PLC (U.S. Shares)	170,250
5,500	Stryker Corp.	413,270
		931,270
Health Care Providers & Services – 2.7%
3,000	Aetna, Inc.	205,770
1,400	Humana, Inc.**	144,508
5,200	Landauer, Inc.	273,572
8,750	Patterson Cos., Inc.	360,500

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

50 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Health Care Providers & Services – (continued)
9,600	Quest Diagnostics, Inc.	$513,984
1,500	WellPoint, Inc.	138,585
		1,636,919
Hotels, Restaurants & Leisure – 1.1%
4,000	Darden Restaurants, Inc.	217,480
4,900	McDonald’s Corp.**	475,447
		692,927
Household Durables – 0.8%
8,000	Leggett & Platt, Inc.	247,520
8,200	M.D.C. Holdings, Inc.	264,368
		511,888
Household Products – 0.7%
5,400	Procter & Gamble Co.	439,614
Information Technology Services – 0.7%
4,900	Accenture PLC – Class A (U.S. Shares)**	402,878
Insurance – 2.0%
3,800	Allstate Corp.	207,252
5,300	Arthur J. Gallagher & Co.	248,729
2,500	Chubb Corp.	241,575
11,000	Marsh & McLennan Cos., Inc.**	531,960
		1,229,516
Machinery – 0.7%
7,800	Astec Industries, Inc.	301,314
1,200	Stanley Black & Decker, Inc.**	96,828
		398,142
Marine – 0.6%
10,000	Irish Continental Group PLC**	364,807
Media – 0.3%
17,200	UBM PLC**	186,817
Metals & Mining – 0.4%
6,000	Allegheny Technologies, Inc.	213,780
Multi-Utilities – 1.0%
6,500	Alliant Energy Corp.	335,400
16,000	Suez Environment Co.**	286,673
		622,073
Multiline Retail – 0.6%
6,100	Nordstrom, Inc.	376,980
Oil, Gas & Consumable Fuels – 5.4%
2,200	Anadarko Petroleum Corp.**	174,504
7,500	BP PLC (ADR)**	364,575
3,500	Chevron Corp.	437,185
6,500	HollyFrontier Corp.**	322,985
7,000	Occidental Petroleum Corp.**	665,700
23,500	Plains GP Holdings L.P. – Class A	629,095
5,000	Royal Dutch Shell PLC (ADR)**	356,350
6,000	Total S.A. (ADR)**	367,620
		3,318,014
Pharmaceuticals – 5.1%
3,200	AbbVie, Inc.**	168,992
6,500	GlaxoSmithKline PLC (ADR)**	347,035
2,600	Johnson & Johnson	238,134
8,500	Merck & Co., Inc.	425,425
9,500	Novartis A.G. (ADR)	763,610
18,900	Pfizer, Inc.**	578,907
14,900	Teva Pharmaceutical Industries, Ltd. (ADR)**	597,192
		3,119,295
Real Estate Investment Trusts (REITs) – 4.4%
6,000	American Campus Communities, Inc.	193,260
14,400	American Capital Agency Corp.	277,776
2,400	AvalonBay Communities, Inc.	283,752
8,400	BioMed Realty Trust, Inc.	152,208
6,100	Home Properties, Inc.	327,082
5,000	Potlatch Corp.	208,700
5,700	Rayonier, Inc.	239,970
50,000	Two Harbors Investment Corp.**	464,000
17,000	Weyerhaeuser Co.	536,690
		2,683,438
Road & Rail – 1.6%
3,500	Canadian Pacific Railway, Ltd. (U.S. Shares)	529,620
2,500	Union Pacific Corp.**	420,000
		949,620
Semiconductor & Semiconductor Equipment – 2.8%
15,600	Altera Corp.	507,468
5,900	Analog Devices, Inc.	300,487
12,400	Intel Corp.	321,904
8,000	Microchip Technology, Inc.	358,000
7,500	MKS Instruments, Inc.	224,550
		1,712,409
Software – 2.2%
12,000	Microsoft Corp.**	449,160
23,000	Oracle Corp.**	879,980
		1,329,140
Textiles, Apparel & Luxury Goods – 1.5%
6,800	Coach, Inc.	381,684
3,000	Ralph Lauren Corp.**	529,710
		911,394
Tobacco – 1.0%
7,100	Altria Group, Inc.	272,569
11,100	Swedish Match A.B.	356,828
		629,397
Transportation Infrastructure – 0.7%
40,000	BBA Aviation PLC**	212,329
9,000	Hamburger Hafen und Logistik A.G.**	220,122
		432,451
Wireless Telecommunication Services – 1.2%
9,800	NTT DOCOMO, Inc. (ADR)	161,798
10,000	Rogers Communications, Inc. – Class B	452,594
2,900	Vodafone Group PLC (ADR)**	113,999
		728,391

Total Common Stock (cost $30,401,041)		34,928,411

Corporate Bonds – 25.7%
Banking – 2.6%
$67,000	American Express Co. 6.8000%, 9/1/66‡	71,389
46,000	American Express Credit Corp. 1.7500%, 6/12/15	46,742
15,000	Bank of America Corp. 4.5000%, 4/1/15	15,693

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 51

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Banking – (continued)
$72,000	Bank of America Corp. 1.5000%, 10/9/15	$72,725
60,000	Bank of America Corp. 3.6250%, 3/17/16	63,124
90,000	Bank of America Corp. 3.7500%, 7/12/16	95,681
80,000	Bank of America Corp. 8.0000%, 7/30/99‡	88,640
72,000	Citigroup, Inc. 5.0000%, 9/15/14	74,051
96,000	Citigroup, Inc. 5.9000%, 12/29/49	89,760
11,000	Citigroup, Inc. 5.3500%, 11/15/99‡	9,658
34,000	Goldman Sachs Group, Inc. 5.6250%, 1/15/17	37,466
68,000	Goldman Sachs Group, Inc. 2.3750%, 1/22/18	68,258
100,000	Morgan Stanley 3.4500%, 11/2/15	104,091
30,000	Morgan Stanley 4.7500%, 3/22/17	32,740
79,000	Morgan Stanley 4.1000%, 5/22/23	76,452
180,000	Morgan Stanley 5.0000%, 11/24/25	180,538
15,000	Royal Bank of Scotland Group PLC 2.5500%, 9/18/15**	15,341
118,000	Royal Bank of Scotland Group PLC 6.1000%, 6/10/23**	118,955
60,000	Royal Bank of Scotland Group PLC 6.0000%, 12/19/23**	60,427
56,000	SVB Financial Group 5.3750%, 9/15/20	61,672
52,000	Zions Bancorp 4.5000%, 3/27/17	55,059
131,000	Zions Bancorp 5.8000%, 12/15/99‡	119,210
		1,557,672
Basic Industry – 2.2%
48,000	ArcelorMittal 5.0000%, 2/25/17**	51,480
49,000	Ashland, Inc. 3.8750%, 4/15/18	49,613
50,000	Ashland, Inc. 4.7500%, 8/15/22	47,500
68,000	Ashland, Inc. 6.8750%, 5/15/43	64,260
35,000	FMG Resources August 2006 Pty, Ltd. 7.0000%, 11/1/15 (144A)	36,313
65,000	FMG Resources August 2006 Pty, Ltd. 8.2500%, 11/1/19 (144A)	72,962
591,000	LyondellBasell Industries N.V. 5.0000%, 4/15/19	656,377
36,000	Phibro Animal Health Corp. 9.2500%, 7/1/18 (144A)	38,340
37,000	Plains Exploration & Production Co. 6.5000%, 11/15/20	40,862
14,000	Plains Exploration & Production Co. 6.6250%, 5/1/21	15,352
37,000	Plains Exploration & Production Co. 6.7500%, 2/1/22	40,756
158,000	Plains Exploration & Production Co. 6.8750%, 2/15/23	176,170
35,000	Reliance Steel & Aluminum Co. 4.5000%, 4/15/23	34,332
		1,324,317
Brokerage – 1.2%
65,000	Ameriprise Financial, Inc. 7.5180%, 6/1/66‡	71,987
53,000	Carlyle Holdings Finance LLC 3.8750%, 2/1/23 (144A)	50,530
38,000	E*TRADE Financial Corp. 6.0000%, 11/15/17	40,375
13,000	Lazard Group LLC 6.8500%, 6/15/17	14,658
100,000	Lazard Group LLC 4.2500%, 11/14/20	99,783
120,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.6250%, 3/15/20 (144A)	126,000
84,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.8750%, 3/15/22 (144A)	86,520
215,000	Raymond James Financial, Inc. 5.6250%, 4/1/24	225,551
		715,404
Capital Goods – 0.7%
53,000	CNH Capital LLC 3.6250%, 4/15/18	53,729
45,000	Danaher Corp. 2.3000%, 6/23/16	46,442
61,000	Exelis, Inc. 4.2500%, 10/1/16	64,420
28,000	Exelis, Inc. 5.5500%, 10/1/21	28,162
84,000	FLIR Systems, Inc. 3.7500%, 9/1/16	87,602
81,000	Ingersoll-Rand Global Holding Co., Ltd. 4.2500%, 6/15/23 (144A)	79,114
51,000	TransDigm, Inc. 7.7500%, 12/15/18	54,697
		414,166
Communications – 1.8%
6,000	Gannett Co., Inc. 6.3750%, 9/1/15	6,435
50,000	SBA Tower Trust 2.9330%, 12/15/17 (144A)	50,890
35,000	Sprint Capital Corp. 6.9000%, 5/1/19	38,238
81,000	Sprint Communications, Inc. 7.0000%, 8/15/20	87,682
70,000	Sprint Corp. 7.2500%, 9/15/21 (144A)	75,163
58,000	UBM PLC 5.7500%, 11/3/20 (144A),**	60,298
68,000	Verizon Communications, Inc. 2.5000%, 9/15/16	70,314

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

52 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Communications – (continued)
$111,000	Verizon Communications, Inc. 3.6500%, 9/14/18	$117,501
306,000	Verizon Communications, Inc. 5.1500%, 9/15/23	328,550
144,000	Verizon Communications, Inc. 6.4000%, 9/15/33	165,617
72,000	Verizon Communications, Inc. 6.5500%, 9/15/43	84,237
		1,084,925
Consumer Cyclical – 3.9%
96,000	ADT Corp. 4.1250%, 6/15/23	85,201
144,000	Brinker International, Inc. 3.8750%, 5/15/23	129,631
73,000	CVS Caremark Corp. 2.2500%, 12/5/18	72,979
90,000	CVS Caremark Corp. 4.0000%, 12/5/23	89,810
31,000	D.R. Horton, Inc. 4.7500%, 5/15/17	32,783
200,000	Ford Motor Credit Co. LLC 3.8750%, 1/15/15	206,371
210,000	Ford Motor Credit Co. LLC 6.6250%, 8/15/17	243,271
200,000	Ford Motor Credit Co. LLC 5.8750%, 8/2/21	226,742
220,000	Ford Motor Credit Co. LLC 4.2500%, 9/20/22	221,011
127,000	General Motors Co. 3.5000%, 10/2/18 (144A)	129,857
421,000	General Motors Co. 4.8750%, 10/2/23 (144A)	426,262
100,000	General Motors Co. 6.2500%, 10/2/43 (144A)	103,875
39,000	General Motors Financial Co., Inc. 3.2500%, 5/15/18 (144A)	39,000
54,000	General Motors Financial Co., Inc. 4.2500%, 5/15/23 (144A)	51,367
10,000	Host Hotels & Resorts L.P. 6.7500%, 6/1/16	10,144
21,000	Macy’s Retail Holdings, Inc. 5.9000%, 12/1/16	23,555
35,000	MGM Resorts International 8.6250%, 2/1/19	41,037
50,000	Starwood Hotels & Resorts Worldwide, Inc. 7.1500%, 12/1/19	59,708
28,000	Toll Brothers Finance Corp. 4.0000%, 12/31/18	28,490
23,000	Toll Brothers Finance Corp. 5.8750%, 2/15/22	23,805
15,000	Toll Brothers Finance Corp. 4.3750%, 4/15/23	13,913
50,000	Toys R Us Property Co. II LLC 8.5000%, 12/1/17	51,500
46,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.2500%, 5/30/23 (144A)	43,125
		2,353,437
Consumer Non-Cyclical – 2.2%
56,000	AbbVie, Inc. 1.7500%, 11/6/17	55,904
61,000	Actavis, Inc. 1.8750%, 10/1/17	60,364
13,000	Constellation Brands, Inc. 3.7500%, 5/1/21	12,220
43,000	Fresenius Medical Care U.S. Finance II, Inc. 5.8750%, 1/31/22 (144A),**	45,365
108,000	Life Technologies Corp. 6.0000%, 3/1/20	124,094
19,000	Life Technologies Corp. 5.0000%, 1/15/21	20,571
200,000	SABMiller Holdings, Inc. 2.2000%, 8/1/18 (144A),**	199,686
22,000	Safeway, Inc. 3.9500%, 8/15/20	21,992
99,000	Safeway, Inc. 4.7500%, 12/1/21	99,412
23,000	Sun Merger Sub, Inc. 5.2500%, 8/1/18 (144A)	24,093
21,000	Thermo Fisher Scientific, Inc. 2.4000%, 2/1/19	20,805
17,000	Thermo Fisher Scientific, Inc. 3.6000%, 8/15/21	16,848
18,000	Thermo Fisher Scientific, Inc. 3.1500%, 1/15/23	16,751
45,000	Thermo Fisher Scientific, Inc. 4.1500%, 2/1/24	44,572
13,000	Thermo Fisher Scientific, Inc. 5.3000%, 2/1/44	13,145
100,000	Tyson Foods, Inc. 6.6000%, 4/1/16	111,626
124,000	VPII Escrow Corp. 6.7500%, 8/15/18 (144A)	136,245
148,000	WM Wrigley Jr. Co. 2.4000%, 10/21/18 (144A)	147,092
148,000	WM Wrigley Jr. Co. 3.3750%, 10/21/20 (144A)	146,301
		1,317,086
Electric – 0.2%
9,000	AES Corp. 7.7500%, 10/15/15	9,945
51,000	CMS Energy Corp. 4.2500%, 9/30/15	53,732
46,000	PPL WEM Holdings PLC 3.9000%, 5/1/16 (144A)	48,071
32,000	PPL WEM Holdings PLC 5.3750%, 5/1/21 (144A)	34,025
		145,773
Energy – 1.7%
250,000	Chesapeake Energy Corp. 5.3750%, 6/15/21	258,750
81,000	Cimarex Energy Co. 5.8750%, 5/1/22	85,658
15,000	Continental Resources, Inc. 7.1250%, 4/1/21	17,006
160,000	Continental Resources, Inc. 5.0000%, 9/15/22	166,200
72,000	Devon Energy Corp. 2.2500%, 12/15/18	71,246

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 53

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Energy – (continued)
$50,000	Motiva Enterprises LLC 5.7500%, 1/15/20 (144A)	$56,781
100,000	Nabors Industries, Inc. 5.0000%, 9/15/20	104,056
10,000	Nabors Industries, Inc. 4.6250%, 9/15/21	10,012
39,000	Occidental Petroleum Corp. 1.7500%, 2/15/17	39,134
128,000	Petrohawk Energy Corp. 7.8750%, 6/1/15	131,360
99,000	Whiting Petroleum Corp. 5.0000%, 3/15/19	101,227
		1,041,430
Finance Companies – 1.6%
75,000	Charles Schwab Corp. 7.0000%, 8/1/99‡	83,100
187,000	CIT Group, Inc. 4.2500%, 8/15/17	194,714
29,000	CIT Group, Inc. 6.6250%, 4/1/18 (144A)	32,589
129,000	CIT Group, Inc. 5.5000%, 2/15/19 (144A)	138,352
74,000	CIT Group, Inc. 5.0000%, 8/1/23	71,225
33,000	GE Capital Trust I 6.3750%, 11/15/67‡	35,640
7,000	General Electric Capital Corp. 6.3750%, 11/15/67‡	7,595
200,000	General Electric Capital Corp. 6.2500%, 12/15/99‡	206,500
200,000	General Electric Capital Corp. 7.1250%, 12/15/99‡	223,500
		993,215
Financial – 0.5%
102,000	Jones Lang LaSalle, Inc. 4.4000%, 11/15/22	97,967
200,000	LeasePlan Corp. N.V. 2.5000%, 5/16/18 (144A),**	194,440
		292,407
Industrial – 0.3%
23,000	CBRE Services, Inc. 6.6250%, 10/15/20	24,610
31,000	Cintas Corp. No. 2 2.8500%, 6/1/16	31,976
34,000	Cintas Corp. No. 2 4.3000%, 6/1/21	35,298
60,000	URS Corp. 4.3500%, 4/1/17 (144A)	61,124
59,000	URS Corp. 5.5000%, 4/1/22 (144A)	58,112
		211,120
Insurance – 0.8%
94,000	American International Group, Inc. 4.2500%, 9/15/14	96,350
26,000	American International Group, Inc. 5.6000%, 10/18/16	28,968
129,000	American International Group, Inc. 8.1750%, 5/15/58‡	156,090
56,000	ING U.S., Inc. 5.6500%, 5/15/53‡	54,460
152,000	Primerica, Inc. 4.7500%, 7/15/22	156,558
		492,426
Mortgage Assets – 0.2%
100,000	Northern Rock Asset Management PLC 5.6250%, 6/22/17 (144A),**	112,699
Natural Gas – 2.0%
50,000	Crosstex Energy L.P. / Crosstex Energy Finance Corp. 8.8750%, 2/15/18	52,562
37,000	DCP Midstream Operating L.P. 3.2500%, 10/1/15	38,224
120,000	DCP Midstream Operating L.P. 4.9500%, 4/1/22	121,811
90,000	El Paso LLC 7.0000%, 6/15/17	101,757
5,000	El Paso LLC 6.5000%, 9/15/20	5,362
50,000	El Paso Pipeline Partners Operating Co. LLC 6.5000%, 4/1/20	57,421
37,000	El Paso Pipeline Partners Operating Co. LLC 5.0000%, 10/1/21	38,751
44,000	Energy Transfer Partners L.P. 4.1500%, 10/1/20	44,642
154,000	Enterprise Products Operating LLC 3.3500%, 3/15/23	146,286
151,000	Kinder Morgan Finance Co. LLC 5.7000%, 1/5/16	162,194
32,000	Kinder Morgan, Inc. 5.0000%, 2/15/21 (144A)	31,520
55,000	Kinder Morgan, Inc. 5.6250%, 11/15/23 (144A)	53,253
50,000	Plains All American Pipeline L.P. / PAA Finance Corp. 3.9500%, 9/15/15	52,581
17,000	Spectra Energy Partners L.P. 2.9500%, 9/25/18	17,232
88,000	Spectra Energy Partners L.P. 4.7500%, 3/15/24	89,707
157,000	Western Gas Partners L.P. 5.3750%, 6/1/21	168,194
61,000	Williams Cos., Inc. 3.7000%, 1/15/23	53,241
		1,234,738
Owned No Guarantee – 0.3%
200,000	Korea National Oil Corp. 4.0000%, 10/27/16 (144A)	212,972
Real Estate Investment Trusts (REITs) – 1.4%
120,000	Alexandria Real Estate Equities, Inc. 4.6000%, 4/1/22	120,750
88,000	American Tower Trust I 1.5510%, 3/15/18 (144A)	85,886
98,000	American Tower Trust I 3.0700%, 3/15/23 (144A)	91,685
250,000	Goodman Funding Pty, Ltd. 6.3750%, 4/15/21 (144A)	276,249

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

54 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Real Estate Investment Trusts (REITs) – (continued)
$37,000	Post Apartment Homes L.P. 4.7500%, 10/15/17	$40,006
18,000	Retail Opportunity Investments Partnership L.P. 5.0000%, 12/15/23	17,921
27,000	Senior Housing Properties Trust 6.7500%, 12/15/21	29,810
210,000	SL Green Realty Corp. / SL Green Operating Partnership / Reckson Operating Partnership 5.0000%, 8/15/18	223,892
		886,199
Technology – 1.6%
38,000	Autodesk, Inc. 1.9500%, 12/15/17	37,591
57,000	Autodesk, Inc. 3.6000%, 12/15/22	52,635
37,000	Fiserv, Inc. 3.1250%, 10/1/15	38,308
26,000	Fiserv, Inc. 3.1250%, 6/15/16	27,131
214,000	Samsung Electronics America, Inc. 1.7500%, 4/10/17 (144A)	212,630
250,000	TSMC Global, Ltd. 1.6250%, 4/3/18 (144A)	239,409
49,000	Verisk Analytics, Inc. 4.8750%, 1/15/19	51,884
214,000	Verisk Analytics, Inc. 5.8000%, 5/1/21	231,107
87,000	Verisk Analytics, Inc. 4.1250%, 9/12/22	84,209
		974,904
Transportation – 0.5%
7,000	Asciano Finance, Ltd. 3.1250%, 9/23/15 (144A)	7,158
55,000	JB Hunt Transport Services, Inc. 3.3750%, 9/15/15	56,974
13,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.5000%, 3/15/16 (144A)	13,319
92,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.3750%, 3/15/18 (144A)	94,314
9,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.8750%, 7/11/22 (144A)	9,233
52,000	Penske Truck Leasing Co. L.P. / PTL Finance Corp. 4.2500%, 1/17/23 (144A)	50,644
53,000	Southwest Airlines Co. 5.1250%, 3/1/17	57,562
		289,204

Total Corporate Bonds (cost $15,318,104)		15,654,094

Mortgage-Backed Securities – 6.7%
	Fannie Mae:
18,121	5.5000%, 1/1/25	19,799
36,895	5.5000%, 7/1/25	40,446
55,606	5.0000%, 9/1/29	60,624
20,015	5.0000%, 1/1/30	21,958
10,586	5.5000%, 1/1/33	11,731
7,356	5.0000%, 11/1/33	8,014
15,796	5.0000%, 12/1/33	17,214
54,844	6.0000%, 12/1/35	61,511
8,078	6.0000%, 2/1/37	9,094
72,180	6.0000%, 9/1/37	77,899
53,758	6.0000%, 10/1/38	61,560
20,511	7.0000%, 2/1/39	21,954
48,495	5.0000%, 6/1/40	52,898
60,422	5.0000%, 6/1/40	65,742
13,317	4.5000%, 10/1/40	14,181
150,186	5.0000%, 2/1/41	164,184
14,265	5.0000%, 3/1/41	15,605
25,987	4.5000%, 4/1/41	27,685
30,964	5.0000%, 4/1/41	33,810
42,457	4.5000%, 5/1/41	45,248
24,340	5.0000%, 5/1/41	26,663
32,924	5.0000%, 5/1/41	35,971
42,636	5.0000%, 6/1/41	46,498
20,624	5.0000%, 7/1/41	22,501
63,906	5.0000%, 7/1/41	69,931
31,229	5.0000%, 10/1/41	34,074
229,976	5.0000%, 2/1/42	258,370
83,516	4.5000%, 11/1/42	88,709
208,310	4.5000%, 2/1/43	220,761
301,369	4.5000%, 2/1/43	321,686
	Freddie Mac:
16,000	5.0000%, 1/1/19	16,940
11,248	5.0000%, 2/1/19	11,911
15,496	5.5000%, 8/1/19	16,531
25,174	5.0000%, 6/1/20	26,720
49,064	5.5000%, 12/1/28	54,296
70,207	5.0000%, 1/1/36	76,951
35,804	5.5000%, 10/1/36	39,984
57,406	5.0000%, 5/1/39	62,268
178,161	6.0000%, 4/1/40	200,473
39,211	4.5000%, 1/1/41	41,737
125,754	5.0000%, 3/1/41	136,113
85,655	5.0000%, 5/1/41	93,641
24,420	5.0000%, 9/1/41	26,435
	Ginnie Mae:
52,189	5.1000%, 1/15/32	58,343
60,662	4.9000%, 10/15/34	66,241
28,418	6.0000%, 11/20/34	31,757
9,463	5.5000%, 9/15/35	10,687
18,263	6.0000%, 1/20/39	20,572
145,315	5.5000%, 8/15/39	165,277
29,781	5.0000%, 10/15/39	33,027
49,597	5.0000%, 11/15/39	54,758
14,607	5.0000%, 1/15/40	16,186
11,022	5.0000%, 4/15/40	12,215
18,116	5.0000%, 5/15/40	19,822
7,571	5.0000%, 7/15/40	8,388
49,755	5.0000%, 7/15/40	55,121
50,808	5.0000%, 2/15/41	55,938
19,095	5.0000%, 5/15/41	21,255
12,107	4.5000%, 7/15/41	13,054
51,482	4.5000%, 7/15/41	55,354
117,540	4.5000%, 8/15/41	128,397
15,135	5.0000%, 9/15/41	16,562
7,617	5.5000%, 9/20/41	8,386
63,683	4.5000%, 10/20/41	68,240

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 55

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

As of December 31, 2013

Shares or Principal Amount		Value

Mortgage-Backed Securities – (continued)
	Ginnie Mae: (continued)
$7,369	6.0000%, 10/20/41	$8,302
21,332	6.0000%, 12/20/41	23,970
22,133	6.0000%, 1/20/42	24,902
23,103	6.0000%, 2/20/42	26,019
13,257	6.0000%, 3/20/42	14,916
39,479	6.0000%, 4/20/42	44,419
22,044	3.5000%, 5/20/42	22,329
29,397	6.0000%, 5/20/42	33,078
80,290	5.5000%, 7/20/42	88,729
20,285	6.0000%, 7/20/42	22,843
21,496	6.0000%, 8/20/42	24,212
25,103	6.0000%, 9/20/42	28,248
19,886	6.0000%, 11/20/42	22,320
24,624	6.0000%, 2/20/43	27,733

Total Mortgage-Backed Securities (cost $4,128,890)		4,091,921

Preferred Stock – 0.9%
Capital Markets – 0%
400	Charles Schwab Corp., 6.0000%	8,796
Commercial Banks – 0.3%
6,800	Wells Fargo & Co., 6.6250%	174,896
Construction & Engineering – 0.1%
1,500	Citigroup Capital XIII, 7.8750%	40,875
Consumer Finance – 0.1%
4,275	Discover Financial Services, 6.5000%	98,496
Electric Utilities – 0.1%
600	PPL Corp., 8.7500%	31,728
Household Products – 0.3%
3,150	Morgan Stanley, 6.8750%	78,845
4,175	Morgan Stanley, 7.1250%	109,134
		187,979

Total Preferred Stock (cost $541,158)		542,770

U.S. Treasury Notes/Bonds – 6.6%
	U.S. Treasury Notes/Bonds:
$296,000	0.2500%, 9/30/15	295,734
831,000	0.2500%, 11/30/15	829,345
374,000	0.2500%, 12/31/15	373,007
576,000	1.3750%, 7/31/18	570,825
1,191,000	1.5000%, 8/31/18	1,184,952
296,000	1.3750%, 9/30/18	292,392
277,000	1.2500%, 10/31/18	271,568
146,000	3.6250%, 8/15/43	137,879
75,000	3.7500%, 11/15/43	72,492

Total U.S. Treasury Notes/Bonds (cost $4,043,092)		4,028,194

Money Market – 0.8%
474,153	Janus Cash Liquidity Fund LLC, 0%£ (cost $474,153)	474,153

Total Investments (total cost $56,092,378) – 99.8%		60,896,545

Cash, Receivables and Other Assets, net of Liabilities – 0.2%		101,356

Net Assets – 100%		$60,997,901

Summary of Investments by Country – (Long Positions) (unaudited)

		% of Investment
Country	Value	Securities

Australia	$458,310	0.7%
Canada	982,214	1.6%
France	858,501	1.4%
Germany	265,487	0.4%
Ireland	364,807	0.6%
Israel	597,192	1.0%
Japan	161,798	0.3%
Luxembourg	51,480	0.1%
Netherlands	194,440	0.3%
Norway	963,842	1.6%
South Korea	425,602	0.7%
Sweden	356,828	0.6%
Switzerland	983,278	1.6%
Taiwan	239,409	0.4%
United Kingdom	3,030,128	5.0%
United States††	50,963,229	83.7%

Total	$60,896,545	100.0%

††	Includes Cash Equivalents of 0.8%.

Forward Currency Contracts, Open

	Currency Units	Currency	Unrealized
Counterparty/Currency and Settlement Date	Sold	Value U.S. $	Depreciation

Credit Suisse International:
British Pound 1/9/14	525,000	$869,208	$(15,244)
Euro 1/9/14	499,000	686,418	(11,823)

		1,555,626	(27,067)

HSBC Securities (USA), Inc.:
British Pound 1/16/14	741,000	1,226,760	(14,702)
Euro 1/16/14	305,000	419,553	(995)

		1,646,313	(15,697)

Total		$3,201,939	$(42,764)

Schedule of Written Options – Calls	Value

AbbVie, Inc. expires January 2014 13 contracts exercise price $57.50	$(53)
Accenture PLC – Class A (U.S. Shares) expires February 2014 9 contracts exercise price $85.00	(793)
Air Products & Chemicals, Inc. expires January 2014 6 contracts exercise price $115.00	(467)
Anadarko Petroleum Corp. expires January 2014 9 contracts exercise price $87.50	(33)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

56 | DECEMBER 31, 2013

Schedule of Investments (unaudited)

As of December 31, 2013

Value

Schedule of Written Options – Calls – (continued)
Apple, Inc. expires January 2014 1 contract exercise price $610.00	$(97)
HollyFrontier Corp. expires January 2014 14 contracts exercise price $54.00	(108)
Humana, Inc. expires January 2014 7 contracts exercise price $105.00	(902)
Marsh & McLennan Cos., Inc. expires January 2014 14 contracts exercise price $49.00	(457)
McDonald’s Corp. expires January 2014 7 contracts exercise price $100.00	(66)
Microsoft Corp. expires January 2014 19 contracts exercise price $40.00	(159)
Occidental Petroleum Corp. expires January 2014 8 contracts exercise price $100.00	(270)
Oracle Corp. expires February 2014 20 contracts exercise price $39.00	(1,211)
PepsiCo, Inc. expires January 2014 8 contracts exercise price $87.50	(28)
Ralph Lauren Corp. expires January 2014 4 contracts exercise price $190.00	(73)
Schlumberger, Ltd. (U.S. Shares) expires January 2014 8 contracts exercise price $95.00	(297)
Stanley Black & Decker, Inc. expires January 2014 9 contracts exercise price $87.50	(48)
Teva Pharmaceutical Industries, Ltd. (ADR) expires January 2014 17 contracts exercise price $45.00	(94)
Union Pacific Corp. expires January 2014 4 contracts exercise price $170.00	(601)
Vodafone Group PLC (ADR) expires January 2014 18 contracts exercise price $39.00	(1,403)

Total Written Options – Calls (premiums received $5,509)	$(7,160)

See Notes to Schedules of Investments and Other Information and Notes to Financial Statements.

Janus Value Funds | 57

Notes to Schedules of Investments and Other Information (unaudited)

Barclays U.S. Aggregate Bond Index	Made up of the Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

CBOE VIX Index	The Chicago Board of Options Exchange (CBOE) Volatility Index (“VIX”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options and is a widely used measure of market risk and is often referred to as the “investor fear” gauge.

Russell 1000® Value Index	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000® Value Index	Measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Value Index	Measures the performance of the broad value segment of the U.S. equity universe. The index includes those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	A commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

Value Income Index	Value Income Index is a hypothetical internally-calculated index which combines the total returns from the Russell 1000® Value Index (50%) and the Barclays U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt

ETF	Exchange-Traded Fund

L.P.	Limited Partnership

LLC	Limited Liability Company

PLC	Public Limited Company

REIT	Real Estate Investment Trust

SPDR	Standard & Poor’s Depositary Receipt

U.S. Shares	Securities of foreign companies trading on an American stock exchange.

Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2013 is indicated in the table below:

		Value as a %
Fund	Value	of Net Assets

Perkins Value Plus Income Fund	$4,487,865	7.4%

(a)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. Interest and dividends will not be accrued until time of settlement.

*	Non-income producing security.

58 | DECEMBER 31, 2013

**	A portion of this security or cash has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2013, is noted below.

Fund	Aggregate Value

Perkins Value Plus Income Fund	$6,109,530

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of period end.

ß	Security is illiquid.

##	This security is not accruing income because the issuer has missed an interest payment. The rate shown is the original interest rate.

§	Schedule of Restricted and Illiquid Securities (as of December 31, 2013)

	Acquisition	Acquisition		Value as a
	Date	Cost	Value	% of Net Assets

Perkins Value Plus Income Fund
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$70,707	$70,888	0.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2013. The issuer incurs all registration costs.

£	The Funds may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the Fund’s relative ownership, the following securities were considered affiliated companies for all or some portion of the period ended December 31, 2013. Except for the value at period end, all other information in the table is for the period ended December 31, 2013.

	Purchases		Sales		Realized	Dividend	Value
	Shares	Cost	Shares	Cost	Gain/(Loss)	Income	at 12/31/13

Perkins Mid Cap Value Fund
Potlatch Corp.	900,000	$37,095,723	–	$–	$–	$1,238,458	$88,608,636

Perkins Small Cap Value Fund
MarineMax, Inc.(1)	100,000	$1,065,950	(569,293)	$(3,942,272)	$4,926,816	$–	N/A
Sterling Construction Co., Inc.	–	–	–	–	–	–	$11,436,750

		$1,065,950		$(3,942,272)	$4,926,816	$–	$11,436,750

Perkins Value Plus Income Fund
Janus Cash Liquidity Fund LLC	13,932,259	$13,932,259	(13,826,106)	$(13,826,106)	$–	$319	$474,153

(1)	Company was no longer an affiliate as of December 31, 2013.

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of December 31, 2013. See Notes to Financial Statements for more information.

Valuation Inputs Summary (as of December 31, 2013)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Large Cap Value Fund
Common Stock	$131,281,587	$–	$–

Exchange-Traded Fund	557,616	–	–

Repurchase Agreement	–	7,300,000	–

Total Investments in Securities	$131,839,203	$7,300,000	$–

Janus Value Funds | 59

Notes to Schedules of Investments and Other Information (unaudited) (continued)

		Level 2 – Other Significant	Level 3 – Significant
	Level 1 – Quoted Prices	Observable Inputs	Unobservable Inputs

Investments in Securities:
Perkins Mid Cap Value Fund
Common Stock	$10,085,127,200	$–	$–

Repurchase Agreements	–	417,000,000	–

Total Investments in Securities	$10,085,127,200	$417,000,000	$–

Investments in Securities:
Perkins Select Value Fund

Common Stock	$76,999,743	$–	$–

Corporate Bond	–	512,100	–

Repurchase Agreement	–	4,000,000	–

Total Investments in Securities	$76,999,743	$4,512,100	$–

Investments in Securities:
Perkins Small Cap Value Fund

Common Stock	$2,391,906,426	$–	$–

Repurchase Agreements	–	108,300,000	–

Total Investments in Securities	$2,391,906,426	$108,300,000	$–

Investments in Securities:
Perkins Value Plus Income Fund
Asset-Backed/Commercial Mortgage-Backed Securities	$–	$885,633	$–

Bank Loans and Mezzanine Loans	–	291,369	–

Common Stock	34,928,411	–	–

Corporate Bonds	–	15,654,094	–

Mortgage-Backed Securities	–	4,091,921	–

Preferred Stock	–	542,770	–

U.S. Treasury Notes/Bonds	–	4,028,194	–

Money Market	–	474,153	–

Total Investments in Securities	$34,928,411	$25,968,134	$–

Other Financial Instruments(a) - Liabilities:
Forward Currency Contracts	$–	$42,764	$–
Options Written, at value	–	7,160	–

(a)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

60 | DECEMBER 31, 2013

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Janus Value Funds | 61

Statements of Assets and Liabilities

As of December 31, 2013 (unaudited)
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Assets:
Investments at cost(1)	$103,449	$8,102,829	$70,202	$1,931,787	$56,092
Unaffiliated investments at value	$131,839	$9,996,518	$77,512	$2,380,469	$60,422
Affiliated investments at value	–	88,609	–	11,437	474
Repurchase agreements at value	7,300	417,000	4,000	108,300	–
Cash	90	–	49	–	1
Receivables:
Investments sold	–	81,119	373	13,059	642
Fund shares sold	81	9,702	56	1,275	11
Dividends	239	17,302	103	1,812	88
Foreign dividend tax reclaim	–	–	30	–	3
Interest	–	5	104	–	210
Non-interested Trustees’ deferred compensation	3	208	2	50	1
Other assets	2	147	2	31	1
Total Assets	139,554	10,610,610	82,231	2,516,433	61,853
Liabilities:
Payables:
Options written, at value(2)	–	–	–	–	7
Due to custodian	–	2,569	–	70	–
Investments purchased	–	29,422	700	2,521	470
Fund shares repurchased	58	46,022	46	27,676	236
Dividends	–	–	–	–	5
Advisory fees	57	4,310	24	1,206	22
Fund administration fees	1	93	1	22	1
Internal servicing cost	–	26	–	6	–
Administrative services fees	5	1,329	1	212	5
Distribution fees and shareholder servicing fees	4	525	–	72	7
Administrative, networking and omnibus fees	9	738	–	185	1
Non-interested Trustees’ fees and expenses	1	123	–	22	–
Non-interested Trustees’ deferred compensation fees	3	208	2	50	1
Accrued expenses and other payables	38	567	16	199	57
Forward currency contracts	–	–	–	–	43
Total Liabilities	176	85,932	790	32,241	855
Net Assets	$139,378	$10,524,678	$81,441	$2,484,192	$60,998

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Assets and Liabilities  (continued)

As of December 31, 2013 (unaudited)
(all numbers in thousands except net asset value per share)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Net Assets Consist of:
Capital (par value and paid-in surplus)*	$102,778	$7,852,411	$68,966	$1,820,751	$55,649
Undistributed net investment income/(loss)*	(11)	62,359	(4)	9,749	(141)
Undistributed net realized gain from investment and foreign currency transactions*	921	210,579	1,167	85,265	730
Unrealized net appreciation of investments, foreign currency translations and non-interested Trustees’ deferred compensation	35,690	2,399,329	11,312	568,427	4,760
Total Net Assets	$139,378	$10,524,678	$81,441	$2,484,192	$60,998
Net Assets - Class A Shares	$3,666	$839,740	$115	$115,677	$6,400
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	232	35,961	9	4,502	551
Net Asset Value Per Share(3)	$15.81	$23.35	$12.16	$25.69	$11.61
Maximum Offering Price Per Share(4)	$16.77	$24.77	$12.90	$27.26	$12.32
Net Assets - Class C Shares	$3,428	$182,178	$165	$17,337	$6,141
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	219	7,881	14	688	528
Net Asset Value Per Share(3)	$15.64	$23.12	$12.08	$25.19	$11.64
Net Assets - Class D Shares	$36,962	$925,032	$4,962	$81,825	$26,331
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,351	39,597	408	3,184	2,267
Net Asset Value Per Share	$15.72	$23.36	$12.17	$25.70	$11.62
Net Assets - Class I Shares	$46,083	$2,682,286	$74,587	$808,456	$11,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,922	114,840	6,124	31,401	946
Net Asset Value Per Share	$15.77	$23.36	$12.18	$25.75	$11.63
Net Assets - Class L Shares	N/A	$24,682	N/A	$226,982	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	1,045	N/A	8,674	N/A
Net Asset Value Per Share	N/A	$23.62	N/A	$26.17	N/A
Net Assets - Class N Shares	$45,609	$288,336	N/A	$333,945	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,895	12,351	N/A	12,980	N/A
Net Asset Value Per Share	$15.76	$23.35	N/A	$25.73	N/A
Net Assets - Class R Shares	N/A	$140,637	N/A	$28,132	N/A
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	N/A	6,047	N/A	1,107	N/A
Net Asset Value Per Share	N/A	$23.26	N/A	$25.41	N/A
Net Assets - Class S Shares	$233	$546,865	$14	$85,385	$4,738
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15	23,430	1	3,337	408
Net Asset Value Per Share	$15.91	$23.34	$12.17	$25.59	$11.61
Net Assets - Class T Shares	$3,397	$4,894,922	$1,598	$786,453	$6,387
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	216	209,426	131	30,591	550
Net Asset Value Per Share	$15.70	$23.37	$12.16	$25.71	$11.62

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes cost of repurchase agreements of $7,300,000, $417,000,000, $4,000,000 and $108,300,000 for Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund and Perkins Small Cap Value Fund, respectively.
(2)	Premiums of $5,509 for Perkins Value Plus Income Fund.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.
(4)	Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

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Statements of Operations

For the period ended December 31, 2013 (unaudited)
(all numbers in thousands)	Perkins Large Cap Value Fund	Perkins Mid Cap Value Fund	Perkins Select Value Fund	Perkins Small Cap Value Fund	Perkins Value Plus Income Fund

Investment Income:
Interest	$1	$95	$38	$23	$399
Dividends	1,391	105,479	678	19,699	486
Dividends from affiliates	–	1,238	–	–	–
Other Income	–	–	–	–	–
Foreign tax withheld	(22)	(885)	(4)	(34)	(9)
Total Investment Income	1,370	105,927	712	19,688	876
Expenses:
Advisory fees	342	26,643	221	6,967	179
Internal servicing expense - Class A Shares	–	45	–	6	–
Internal servicing expense - Class C Shares	–	23	–	2	1
Internal servicing expense - Class I Shares	1	91	2	29	–
Shareholder reports expense	2	485	–	49	2
Transfer agent fees and expenses	6	260	2	30	4
Registration fees	66	170	45	114	87
Custodian fees	3	32	3	12	5
Professional fees	18	90	20	40	23
Non-interested Trustees’ fees and expenses	1	173	1	30	1
Fund administration fees	7	569	4	127	3
Administrative services fees - Class D Shares	21	547	3	48	16
Administrative services fees - Class L Shares	N/A	32	N/A	264	N/A
Administrative services fees - Class R Shares	N/A	198	N/A	39	N/A
Administrative services fees - Class S Shares	1	793	–	107	6
Administrative services fees - Class T Shares	4	6,708	2	1,038	7
Distribution fees and shareholder servicing fees - Class A Shares	4	1,099	–	143	8
Distribution fees and shareholder servicing fees - Class C Shares	17	950	1	88	29
Distribution fees and shareholder servicing fees - Class R Shares	N/A	396	N/A	78	N/A
Distribution fees and shareholder servicing fees - Class S Shares	1	793	–	107	6
Administrative, networking and omnibus fees - Class A Shares	5	760	–	121	3
Administrative, networking and omnibus fees - Class C Shares	1	203	–	19	1
Administrative, networking and omnibus fees - Class I Shares	–	2,199	–	713	–
Accounting system fees	3	24	3	10	31
Other expenses	1	132	1	27	1
Total Expenses	504	43,415	308	10,208	413
Expense and Fee Offset	–	(2)	–	–	–
Less: Excess Expense Reimbursement	(7)	(49)	(24)	(312)	(118)
Net Expenses after Waivers and Expense Offsets	497	43,364	284	9,896	295
Net Investment Income	873	62,563	428	9,792	581
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain from investment and foreign currency transactions	3,484	740,707	3,873	176,766	2,146
Net realized gain from investments in affiliates	–	–	–	4,927	–
Net realized gain from written options contracts	–	–	–	–	33
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,243	454,600	3,801	162,384	967
Change in unrealized net appreciation/(depreciation) of written options contracts	–	–	–	–	(7)
Net Gain on Investments	14,727	1,195,307	7,674	344,077	3,139
Net Increase in Net Assets Resulting from Operations	$15,600	$1,257,870	$8,102	$353,869	$3,720

See Notes to Financial Statements.

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Statements of Changes in Net Assets

	Perkins Large Cap		Perkins Mid Cap				Perkins Small Cap		Perkins Value Plus
For the period ended December 31 (unaudited) and the year ended June 30	Value Fund		Value Fund		Perkins Select Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2013	2013	2013	2013	2013	2013	2013	2013	2013	2013

Operations:
Net investment income	$873	$2,110	$62,563	$145,935	$428	$981	$9,792	$22,503	$581	$1,268
Net realized gain from investment and foreign currency transactions(1)	3,484	10,594	740,707	981,188	3,873	2,145	181,693	55,068	2,179	2,363
Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	11,243	14,797	454,600	1,094,485	3,801	7,643	162,384	373,946	960	2,604
Net Increase in Net Assets Resulting from Operations	15,600	27,501	1,257,870	2,221,608	8,102	10,769	353,869	451,517	3,720	6,235
Dividends and Distributions to Shareholders:
Net Investment Income*
Class A Shares	(33)	(39)	(9,460)	(5,609)	(1)	(1)	(661)	(1,222)	(95)	(138)
Class C Shares	(13)	(12)	(591)	(383)	(1)	–	–	(2)	(67)	(94)
Class D Shares	(448)	(322)	(13,553)	(6,211)	(53)	(38)	(703)	(971)	(412)	(578)
Class I Shares	(607)	(619)	(40,639)	(23,823)	(938)	(681)	(7,038)	(16,875)	(174)	(265)
Class L Shares	N/A	N/A	(375)	(209)	N/A	N/A	(2,213)	(3,545)	N/A	N/A
Class N Shares	(597)	(1,311)	(4,654)	(992)	N/A	N/A	(3,382)	(1,015)	N/A	N/A
Class R Shares	N/A	N/A	(1,093)	(746)	N/A	N/A	(77)	(240)	N/A	N/A
Class S Shares	(1)	(4)	(5,066)	(4,452)	–	–	(463)	(882)	(65)	(101)
Class T Shares	(38)	(34)	(65,742)	(42,393)	(16)	(11)	(5,960)	(11,027)	(91)	(141)
Net Realized Gain/(Loss) from Investment Transactions*
Class A Shares	(320)	(58)	(98,449)	(34,092)	(7)	(7)	(5,614)	(5,181)	(334)	(121)
Class C Shares	(298)	(47)	(21,495)	(7,095)	(10)	(7)	(859)	(768)	(319)	(117)
Class D Shares	(3,151)	(422)	(106,207)	(28,651)	(284)	(242)	(3,922)	(2,833)	(1,386)	(484)
Class I Shares	(3,917)	(778)	(315,703)	(112,483)	(4,300)	(4,089)	(39,501)	(47,041)	(567)	(217)
Class L Shares	N/A	N/A	(2,856)	(1,128)	N/A	N/A	(10,934)	(9,262)	N/A	N/A
Class N Shares	(3,882)	(1,479)	(32,931)	(4,083)	N/A	N/A	(15,910)	(2,601)	N/A	N/A
Class R Shares	N/A	N/A	(16,428)	(5,608)	N/A	N/A	(1,467)	(1,285)	N/A	N/A
Class S Shares	(20)	(8)	(63,560)	(26,927)	(1)	(1)	(4,262)	(3,510)	(246)	(95)
Class T Shares	(288)	(47)	(572,876)	(209,230)	(92)	(79)	(38,736)	(35,337)	(333)	(122)
Net Decrease from Dividends and Distributions to Shareholders	(13,613)	(5,180)	(1,371,678)	(514,115)	(5,703)	(5,156)	(141,702)	(143,597)	(4,089)	(2,473)

See footnotes at the end of the Statements.

See Notes to Financial Statements.

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Statements of Changes in Net Assets  (continued)

	Perkins Large Cap		Perkins Mid Cap				Perkins Small Cap		Perkins Value Plus
For the period ended December 31 (unaudited) and the year ended June 30	Value Fund		Value Fund		Perkins Select Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2013	2013	2013	2013	2013	2013	2013	2013	2013	2013

Capital Share Transactions:
Shares Sold
Class A Shares	498	381	88,301	228,969	44	59	14,673	28,435	294	778
Class C Shares	573	1,209	12,035	25,820	36	66	486	1,060	499	326
Class D Shares	4,181	16,012	12,446	28,839	867	3,156	1,699	3,533	3,218	7,241
Class I Shares	707	659	267,414	799,900	4,297	8,740	69,216	214,492	531	386
Class L Shares	N/A	N/A	546	985	N/A	N/A	8,224	30,601	N/A	N/A
Class N Shares	1,291	13,398	89,260	248,592	N/A	N/A	40,467	273,700	N/A	N/A
Class R Shares	N/A	N/A	18,055	49,398	N/A	N/A	2,935	7,087	N/A	N/A
Class S Shares	–	–	67,340	192,330	–	–	11,664	16,759	–	–
Class T Shares	440	1,150	264,240	723,441	119	328	35,334	90,295	491	900
Reinvested Dividends and Distributions
Class A Shares	271	80	94,621	33,312	8	8	4,623	4,939	419	252
Class C Shares	265	48	17,312	5,524	10	7	696	605	380	203
Class D Shares	3,573	739	117,024	34,146	329	275	4,541	3,740	1,703	1,019
Class I Shares	4,287	1,339	305,229	115,243	5,238	4,770	38,554	51,655	732	476
Class L Shares	N/A	N/A	2,710	1,177	N/A	N/A	12,588	12,317	N/A	N/A
Class N Shares	4,479	2,790	37,585	5,074	N/A	N/A	19,292	3,616	N/A	N/A
Class R Shares	N/A	N/A	16,026	5,788	N/A	N/A	1,338	1,321	N/A	N/A
Class S Shares	21	12	68,483	31,312	1	1	4,713	4,391	311	196
Class T Shares	322	81	624,424	245,780	108	90	44,313	45,960	423	262
Shares Repurchased(2)
Class A Shares	(544)	(531)	(229,282)	(660,231)	(49)	(58)	(29,087)	(74,005)	(475)	(275)
Class C Shares	(473)	(1,288)	(34,365)	(80,216)	(9)	(35)	(2,668)	(7,986)	(179)	(233)
Class D Shares	(3,184)	(6,224)	(55,392)	(128,533)	(2,239)	(1,077)	(5,908)	(13,333)	(3,256)	(4,613)
Class I Shares	(348)	(15,798)	(894,436)	(1,746,987)	(1,661)	(12,855)	(190,892)	(770,327)	(94)	(902)
Class L Shares	N/A	N/A	(2,487)	(15,375)	N/A	N/A	(44,633)	(122,888)	N/A	N/A
Class N Shares	(10,316)	(44,322)	(52,005)	(70,035)	N/A	N/A	(968)	(45,362)	N/A	N/A
Class R Shares	N/A	N/A	(56,264)	(74,810)	N/A	N/A	(9,250)	(13,559)	N/A	N/A
Class S Shares	(292)	(300)	(298,940)	(415,178)	–	–	(19,050)	(44,055)	–	–
Class T Shares	(459)	(814)	(1,532,790)	(2,413,088)	(33)	(222)	(209,708)	(314,057)	(292)	(665)
Net Increase/(Decrease) from Capital Share Transactions	5,292	(31,379)	(1,052,910)	(2,828,823)	7,066	3,253	(196,808)	(611,066)	4,705	5,351
Net Increase/(Decrease) in Net Assets	7,279	(9,058)	(1,166,718)	(1,121,330)	9,465	8,866	15,359	(303,146)	4,336	9,113
Net Assets:
Beginning of period	132,099	141,157	11,691,396	12,812,726	71,976	63,110	2,468,833	2,771,979	56,662	47,549
End of period	$139,378	$132,099	$10,524,678	$11,691,396	$81,441	$71,976	$2,484,192	$2,468,833	$60,998	$56,662

Undistributed Net Investment Income/(Loss)*	$(11)	$853	$62,359	$140,970	$(4)	$577	$9,749	$20,453	$(141)	$181

*	See “Federal Income Tax” in Notes to Financial Statements.
(1)	Includes realized gain/(loss) from affiliates. See affiliates table in Notes to Schedules of Investments and Other Information.
(2)	During the year ended June 30, 2013, Perkins Mid Cap Value Fund disbursed to a redeeming shareholder portfolio securities and cash valued at $210,143,663 and $30,262,908, respectively, at the date of redemption.

See Notes to Financial Statements.

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Financial Highlights

Class A Shares

For a share outstanding during the period ended December 31, 2013
(unaudited), each year or period ended June 30 and the period ended	Perkins Large Cap Value Fund
July 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.62	$13.44	$14.21	$11.56	$11.14	$10.00
Income from Investment Operations:
Net investment income	0.08	0.15	0.12	0.13	0.03	0.05
Net gain/(loss) on investments (both realized and unrealized)	1.75	2.48	(0.07)	2.87	0.44	1.11
Total from Investment Operations	1.83	2.63	0.05	3.00	0.47	1.16
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.18)	(0.14)	(0.03)	(0.03)	(0.02)
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.64)	(0.45)	(0.82)	(0.35)	(0.05)	(0.02)
Net Asset Value, End of Period	$15.81	$15.62	$13.44	$14.21	$11.56	$11.14
Total Return**	11.98%	19.96%	0.75%	26.21%	4.20%	11.64%
Net Assets, End of Period (in thousands)	$3,666	$3,390	$2,977	$2,265	$1,654	$718
Average Net Assets for the Period (in thousands)	$3,560	$3,182	$2,598	$1,237	$1,514	$530
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.16%	1.15%	1.13%	1.18%	1.32%	2.19%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.03%	1.14%	1.13%	1.18%	1.29%	1.23%
Ratio of Net Investment Income to Average Net Assets***	0.97%	1.05%	1.16%	1.40%	0.48%	1.19%
Portfolio Turnover Rate	15%	45%	52%	43%	32%	33%

Class A Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period
ended June 30 and the period ended October 31,	Perkins Mid Cap Value Fund
2009	2013	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.96	$20.93	$23.66	$19.04	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.16	0.28	0.18	0.19	0.04	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	2.59	3.66	(1.15)	4.57	0.36	2.60
Total from Investment Operations	2.75	3.94	(0.97)	4.76	0.40	2.59
Less Distributions:
Dividends (from net investment income)*	(0.29)	(0.13)	(0.13)	(0.14)	(0.02)	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(3.36)	(0.91)	(1.76)	(0.14)	(0.02)	–
Net Asset Value, End of Period	$23.35	$23.96	$20.93	$23.66	$19.04	$18.66
Total Return**	11.82%	19.33%	(3.84)%	25.04%	2.17%	16.12%
Net Assets, End of Period (in thousands)	$839,740	$896,589	$1,157,423	$1,358,791	$1,011,334	$781,960
Average Net Assets for the Period (in thousands)	$867,717	$996,195	$1,198,373	$1,228,239	$966,540	$736,402
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	1.00%	1.06%	1.20%	1.17%	1.27%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.94%	0.95%	1.02%	1.17%	1.17%	1.22%
Ratio of Net Investment Income to Average Net Assets***	0.94%	0.98%	0.98%	0.82%	0.33%	0.35%
Portfolio Turnover Rate	24%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

72 | DECEMBER 31, 2013

Class A Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	Perkins Select Value Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.76	$10.82	$10.00
Income from Investment Operations:
Net investment income	0.04	0.11	0.04
Net gain on investments (both realized and unrealized)	1.23	1.66	0.78
Total from Investment Operations	1.27	1.77	0.82
Less Distributions:
Dividends (from net investment income)*	(0.11)	(0.10)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.87)	(0.83)	–
Net Asset Value, End of Period	$12.16	$11.76	$10.82
Total Return**	10.95%	17.16%	8.20%
Net Assets, End of Period (in thousands)	$115	$109	$89
Average Net Assets for the Period (in thousands)	$103	$108	$48
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.27%	1.35%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.19%	1.21%	1.26%
Ratio of Net Investment Income to Average Net Assets***	0.66%	1.13%	1.43%
Portfolio Turnover Rate	43%	62%	80%

Class A Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period ended	Perkins Small Cap Value Fund
June 30 and the period ended October 31, 2009	2013	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$23.62	$21.02	$24.89	$20.92	$19.48	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.08	0.15	0.21	–(4)	0.09	(0.07)
Net gain/(loss) on investments (both realized and unrealized)	3.44	3.56	(1.30)	4.68	1.35	3.08
Total from Investment Operations	3.52	3.71	(1.09)	4.68	1.44	3.01
Less Distributions:
Dividends (from net investment income)*	(0.15)	(0.21)	(0.02)	(0.10)	–	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.45)	(1.11)	(2.78)	(0.71)	–	–
Net Asset Value, End of Period	$25.69	$23.62	$21.02	$24.89	$20.92	$19.48
Total Return**	15.10%	18.27%	(4.08)%	22.53%	7.39%	18.28%
Net Assets, End of Period (in thousands)	$115,677	$115,675	$141,049	$223,229	$86,403	$20,039
Average Net Assets for the Period (in thousands)	$113,045	$128,765	$170,483	$181,662	$52,788	$13,537
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.06%	1.00%	1.40%	1.25%	1.21%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.05%	1.00%	1.25%	1.25%	1.21%	0.96%
Ratio of Net Investment Income to Average Net Assets***	0.51%	0.64%	0.96%	0.23%	0.06%	0.62%
Portfolio Turnover Rate	32%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.
(4)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Value Funds | 73

Financial Highlights  (continued)

Class A Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2013 (unaudited) and each	Income Fund
year or period ended June 30	2013	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.68	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.12	0.30	0.31	0.29
Net gain on investments (both realized and unrealized)	0.63	1.07	0.10	1.14
Total from Investment Operations	0.75	1.37	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.29)	(0.33)	(0.24)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.82)	(0.55)	(0.70)	(0.28)
Net Asset Value, End of Period	$11.61	$11.68	$10.86	$11.15
Total Return**	6.53%	12.82%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$6,400	$6,200	$5,057	$4,861
Average Net Assets for the Period (in thousands)	$6,228	$5,545	$4,848	$3,951
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.47%	1.36%	1.50%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.02%	1.01%	1.02%	0.94%
Ratio of Net Investment Income to Average Net Assets***	1.93%	2.39%	2.83%	3.05%
Portfolio Turnover Rate	50%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

74 | DECEMBER 31, 2013

Class C Shares

For a share outstanding during the period ended December 31, 2013
(unaudited), each year or period ended June 30 and the period ended	Perkins Large Cap Value Fund
July 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.44	$13.28	$14.00	$11.48	$11.11	$10.00
Income from Investment Operations:
Net investment income/(loss)	0.02	0.06	0.04	0.05	(0.03)	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.73	2.44	(0.08)	2.82	0.42	1.09
Total from Investment Operations	1.75	2.50	(0.04)	2.87	0.39	1.11
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.07)	–(3)	(0.03)	–(3)	–
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.55)	(0.34)	(0.68)	(0.35)	(0.02)	–
Net Asset Value, End of Period	$15.64	$15.44	$13.28	$14.00	$11.48	$11.11
Total Return**	11.58%	19.08%	0.01%	25.21%	3.54%	11.10%
Net Assets, End of Period (in thousands)	$3,428	$3,014	$2,629	$2,797	$1,336	$556
Average Net Assets for the Period (in thousands)	$3,310	$2,740	$2,157	$2,070	$929	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.75%	1.80%	1.92%	1.96%	2.09%	2.90%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.74%	1.80%	1.92%	1.96%	2.04%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.27%	0.38%	0.34%	0.31%	(0.23)%	0.48%
Portfolio Turnover Rate	15%	45%	52%	43%	32%	33%

Class C Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	Perkins Mid Cap Value Fund
ended June 30 and the period ended October 31, 2009	2013	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$23.65	$20.74	$23.50	$18.93	$18.62	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.03	0.03	0.01	0.04	(0.04)	(0.05)
Net gain/(loss) on investments (both realized and unrealized)	2.59	3.70	(1.14)	4.53	0.35	2.60
Total from Investment Operations	2.62	3.73	(1.13)	4.57	0.31	2.55
Less Distributions:
Dividends (from net investment income)*	(0.08)	(0.04)	–(3)	–(3)	–	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(3.15)	(0.82)	(1.63)	–	–	–
Net Asset Value, End of Period	$23.12	$23.65	$20.74	$23.50	$18.93	$18.62
Total Return**	11.41%	18.45%	(4.58)%	24.17%	1.66%	15.87%
Net Assets, End of Period (in thousands)	$182,178	$189,096	$210,874	$242,324	$168,093	$121,166
Average Net Assets for the Period (in thousands)	$187,377	$203,923	$217,116	$211,474	$155,180	$107,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.75%	1.72%	1.79%	1.87%	1.91%	2.00%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.71%	1.71%	1.77%	1.87%	1.91%	1.97%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.17%	0.24%	0.23%	0.11%	(0.41)%	(0.41)%
Portfolio Turnover Rate	24%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 75

Financial Highlights  (continued)

Class C Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	Perkins Select Value Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.68	$10.78	$10.00
Income from Investment Operations:
Net investment income/(loss)	–(2)	0.03	0.02
Net gain on investments (both realized and unrealized)	1.22	1.65	0.76
Total from Investment Operations	1.22	1.68	0.78
Less Distributions:
Dividends (from net investment income)*	(0.06)	(0.05)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.82)	(0.78)	–
Net Asset Value, End of Period	$12.08	$11.68	$10.78
Total Return**	10.52%	16.24%	7.80%
Net Assets, End of Period (in thousands)	$165	$124	$77
Average Net Assets for the Period (in thousands)	$140	$103	$34
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.06%	2.05%	2.40%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.92%	1.97%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.06)%	0.36%	0.68%
Portfolio Turnover Rate	43%	62%	80%

Class C Shares

For a share outstanding during the period ended December 31, 2013
(unaudited), each year or period ended June 30 and the	Perkins Small Cap Value Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.13	$20.57	$24.57	$20.75	$19.43	$16.47
Income from Investment Operations:
Net investment income/(loss)	(0.06)	(0.15)	0.01	(0.18)	0.05	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	3.42	3.61	(1.25)	4.63	1.27	3.06
Total from Investment Operations	3.36	3.46	(1.24)	4.45	1.32	2.96
Less Distributions:
Dividends (from net investment income)*	–	–(2)	–(2)	(0.02)	–	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.30)	(0.90)	(2.76)	(0.63)	–	–
Net Asset Value, End of Period	$25.19	$23.13	$20.57	$24.57	$20.75	$19.43
Total Return**	14.69%	17.31%	(4.78)%	21.55%	6.79%	17.97%
Net Assets, End of Period (in thousands)	$17,337	$17,316	$21,434	$29,444	$26,768	$6,196
Average Net Assets for the Period (in thousands)	$17,314	$18,953	$24,453	$29,169	$16,540	$3,739
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.83%	1.85%	2.05%	2.05%	1.96%	2.13%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.80%	1.80%	1.99%	2.05%	1.96%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	(0.24)%	(0.16)%	0.25%	(0.52)%	(0.69)%	(0.39)%
Portfolio Turnover Rate	32%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Less than $0.01 on a per share basis.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

76 | DECEMBER 31, 2013

Class C Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2013 (unaudited) and each	Income Fund
year or period ended June 30	2013	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.71	$10.89	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.07	0.21	0.27	0.22
Net gain on investments (both realized and unrealized)	0.64	1.08	0.09	1.14
Total from Investment Operations	0.71	1.29	0.36	1.36
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.21)	(0.25)	(0.17)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.78)	(0.47)	(0.62)	(0.21)
Net Asset Value, End of Period	$11.64	$11.71	$10.89	$11.15
Total Return**	6.12%	12.03%	3.55%	13.74%
Net Assets, End of Period (in thousands)	$6,141	$5,485	$4,815	$4,128
Average Net Assets for the Period (in thousands)	$5,798	$5,223	$4,453	$3,701
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	2.17%	2.13%	1.87%	2.62%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.75%	1.76%	1.38%	1.69%
Ratio of Net Investment Income to Average Net Assets***	1.21%	1.64%	2.48%	2.27%
Portfolio Turnover Rate	50%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 77

Financial Highlights  (continued)

Class D Shares

For a share outstanding during the period ended December 31, 2013	Perkins Large Cap Value Fund
(unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$15.57	$13.39	$14.15	$11.58	$12.15
Income from Investment Operations:
Net investment income	0.11	0.18	0.17	0.18	0.02
Net gain/(loss) on investments (both realized and unrealized)	1.74	2.48	(0.09)	2.85	(0.59)
Total from Investment Operations	1.85	2.66	0.08	3.03	(0.57)
Less Distributions:
Dividends (from net investment income)*	(0.21)	(0.21)	(0.16)	(0.14)	–
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	–
Total Distributions	(1.70)	(0.48)	(0.84)	(0.46)	–
Net Asset Value, End of Period	$15.72	$15.57	$13.39	$14.15	$11.58
Total Return**	12.13%	20.25%	0.96%	26.41%	(4.69)%
Net Assets, End of Period (in thousands)	$36,962	$32,031	$17,997	$15,001	$2,437
Average Net Assets for the Period (in thousands)	$34,756	$24,538	$16,727	$7,705	$1,548
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.84%	0.95%	0.92%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.80%	0.84%	0.95%	0.92%	1.16%
Ratio of Net Investment Income to Average Net Assets***	1.21%	1.36%	1.33%	1.26%	0.70%
Portfolio Turnover Rate	15%	45%	52%	43%	32%

Class D Shares

For a share outstanding during the period ended December 31, 2013	Perkins Mid Cap Value Fund
(unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(1)

Net Asset Value, Beginning of Period	$24.03	$20.96	$23.71	$19.06	$19.52
Income from Investment Operations:
Net investment income	0.17	0.30	0.24	0.26	0.04
Net gain/(loss) on investments (both realized and unrealized)	2.62	3.72	(1.16)	4.57	(0.50)
Total from Investment Operations	2.79	4.02	(0.92)	4.83	(0.46)
Less Distributions:
Dividends (from net investment income)*	(0.39)	(0.17)	(0.20)	(0.18)	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–
Total Distributions	(3.46)	(0.95)	(1.83)	(0.18)	–
Net Asset Value, End of Period	$23.36	$24.03	$20.96	$23.71	$19.06
Total Return**	11.95%	19.72%	(3.57)%	25.40%	(2.36)%
Net Assets, End of Period (in thousands)	$925,032	$869,066	$818,836	$936,795	$796,330
Average Net Assets for the Period (in thousands)	$899,988	$840,920	$848,059	$896,522	$868,198
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.68%	0.74%	0.88%	0.93%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.68%	0.74%	0.88%	0.93%
Ratio of Net Investment Income to Average Net Assets***	1.24%	1.27%	1.26%	1.14%	0.49%
Portfolio Turnover Rate	24%	60%	54%	66%	44%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

78 | DECEMBER 31, 2013

Class D Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	Perkins Select Value Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.78	$10.83	$10.00
Income from Investment Operations:
Net investment income	0.09	0.13	0.04
Net gain on investments (both realized and unrealized)	1.20	1.66	0.79
Total from Investment Operations	1.29	1.79	0.83
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.11)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.90)	(0.84)	–
Net Asset Value, End of Period	$12.17	$11.78	$10.83
Total Return**	11.08%	17.34%	8.30%
Net Assets, End of Period (in thousands)	$4,962	$5,742	$3,004
Average Net Assets for the Period (in thousands)	$5,746	$4,266	$1,593
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.94%	1.01%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%	1.01%	1.19%
Ratio of Net Investment Income to Average Net Assets***	0.96%	1.43%	1.37%
Portfolio Turnover Rate	43%	62%	80%

Class D Shares

For a share outstanding during the period ended December 31, 2013	Perkins Small Cap Value Fund
(unaudited) and each year or period ended June 30	2013	2013	2012	2011	2010(2)

Net Asset Value, Beginning of Period	$23.66	$21.10	$24.96	$20.92	$20.79
Income from Investment Operations:
Net investment income	0.11	0.20	0.28	0.09	0.07
Net gain/(loss) on investments (both realized and unrealized)	3.46	3.57	(1.30)	4.65	0.06
Total from Investment Operations	3.57	3.77	(1.02)	4.74	0.13
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.31)	(0.08)	(0.09)	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–
Total Distributions	(1.53)	(1.21)	(2.84)	(0.70)	–
Net Asset Value, End of Period	$25.70	$23.66	$21.10	$24.96	$20.92
Total Return**	15.29%	18.53%	(3.75)%	22.83%	0.63%
Net Assets, End of Period (in thousands)	$81,825	$74,980	$72,646	$86,402	$78,237
Average Net Assets for the Period (in thousands)	$78,488	$72,194	$75,800	$84,313	$74,758
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.77%	0.95%	0.99%	0.98%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.77%	0.95%	0.99%	0.98%
Ratio of Net Investment Income to Average Net Assets***	0.82%	0.85%	1.30%	0.54%	0.12%
Portfolio Turnover Rate	32%	60%	62%	64%	39%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from February 16, 2010 (inception date) through June 30, 2010.

See Notes to Financial Statements.

Janus Value Funds | 79

Financial Highlights  (continued)

Class D Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2013 (unaudited) and	Income Fund
each year or period ended June 30	2013	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.69	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.13	0.31	0.32	0.29
Net gain on investments (both realized and unrealized)	0.63	1.08	0.10	1.16
Total from Investment Operations	0.76	1.39	0.42	1.45
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.30)	(0.34)	(0.26)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.83)	(0.56)	(0.71)	(0.30)
Net Asset Value, End of Period	$11.62	$11.69	$10.86	$11.15
Total Return**	6.60%	13.02%	4.08%	14.62%
Net Assets, End of Period (in thousands)	$26,331	$24,811	$19,581	$12,627
Average Net Assets for the Period (in thousands)	$25,854	$22,457	$16,050	$7,656
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.27%	1.24%	1.41%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.88%	0.91%	0.91%	0.79%
Ratio of Net Investment Income to Average Net Assets***	2.07%	2.50%	2.97%	3.33%
Portfolio Turnover Rate	50%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

80 | DECEMBER 31, 2013

Class I Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Perkins Large Cap Value Fund
period ended July 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.62	$13.42	$14.17	$11.58	$11.14	$10.00
Income from Investment Operations:
Net investment income	0.09	0.31	0.35	0.19	0.07	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.78	2.37	(0.25)	2.85	0.43	1.13
Total from Investment Operations	1.87	2.68	0.10	3.04	0.50	1.17
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.21)	(0.17)	(0.13)	(0.04)	(0.03)
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.72)	(0.48)	(0.85)	(0.45)	(0.06)	(0.03)
Net Asset Value, End of Period	$15.77	$15.62	$13.42	$14.17	$11.58	$11.14
Total Return**	12.22%	20.43%	1.13%	26.57%	4.49%	11.76%
Net Assets, End of Period (in thousands)	$46,083	$40,943	$47,846	$112,360	$69,225	$28,863
Average Net Assets for the Period (in thousands)	$43,634	$43,013	$106,448	$91,088	$53,625	$17,284
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.65%	0.71%	0.77%	0.84%	1.08%	2.15%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.64%	0.71%	0.77%	0.84%	1.03%	1.00%
Ratio of Net Investment Income to Average Net Assets***	1.36%	1.47%	1.53%	1.45%	0.76%	1.36%
Portfolio Turnover Rate	15%	45%	52%	43%	32%	33%

Class I Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or
period ended June 30 and the period ended	Perkins Mid Cap Value Fund
October 31, 2009	2013	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$24.02	$20.95	$23.71	$19.07	$18.68	$16.07
Income from Investment Operations:
Net investment income	0.22	0.34	0.23	0.25	0.08	0.01
Net gain/(loss) on investments (both realized and unrealized)	2.59	3.68	(1.15)	4.59	0.37	2.60
Total from Investment Operations	2.81	4.02	(0.92)	4.84	0.45	2.61
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.17)	(0.21)	(0.20)	(0.06)	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(3.47)	(0.95)	(1.84)	(0.20)	(0.06)	–
Net Asset Value, End of Period	$23.36	$24.02	$20.95	$23.71	$19.07	$18.68
Total Return**	12.02%	19.71%	(3.58)%	25.46%	2.40%	16.24%
Net Assets, End of Period (in thousands)	$2,682,286	$3,033,537	$3,412,395	$3,385,626	$2,223,203	$1,258,548
Average Net Assets for the Period (in thousands)	$2,930,573	$3,245,850	$3,277,486	$2,900,600	$1,712,121	$1,058,484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.66%	0.63%	0.73%	0.84%	0.83%	0.81%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.66%	0.63%	0.73%	0.84%	0.83%	0.81%
Ratio of Net Investment Income to Average Net Assets***	1.21%	1.32%	1.28%	1.14%	0.63%	0.75%
Portfolio Turnover Rate	24%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 81

Financial Highlights  (continued)

Class I Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	Perkins Select Value Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.80	$10.83	$10.00
Income from Investment Operations:
Net investment income	0.07	0.15	0.07
Net gain on investments (both realized and unrealized)	1.24	1.67	0.76
Total from Investment Operations	1.31	1.82	0.83
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.12)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.93)	(0.85)	–
Net Asset Value, End of Period	$12.18	$11.80	$10.83
Total Return**	11.19%	17.61%	8.30%
Net Assets, End of Period (in thousands)	$74,587	$64,631	$58,880
Average Net Assets for the Period (in thousands)	$68,855	$61,876	$58,109
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.78%	0.87%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.72%	0.87%	1.02%
Ratio of Net Investment Income to Average Net Assets***	1.13%	1.46%	1.30%
Portfolio Turnover Rate	43%	62%	80%

Class I Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period
ended June 30 and the period ended October 31,	Perkins Small Cap Value Fund
2009	2013	2013	2012	2011	2010(2)	2009(3)

Net Asset Value, Beginning of Period	$23.70	$21.13	$25.01	$20.97	$19.49	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.13	0.25	0.29	0.04	0.11	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	3.45	3.54	(1.31)	4.73	1.37	3.04
Total from Investment Operations	3.58	3.79	(1.02)	4.77	1.48	3.02
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.32)	(0.10)	(0.12)	–	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.53)	(1.22)	(2.86)	(0.73)	–	–
Net Asset Value, End of Period	$25.75	$23.70	$21.13	$25.01	$20.97	$19.49
Total Return**	15.31%	18.62%	(3.74)%	22.89%	7.59%	18.34%
Net Assets, End of Period (in thousands)	$808,456	$821,829	$1,195,217	$1,317,183	$532,188	$236,437
Average Net Assets for the Period (in thousands)	$825,114	$1,114,888	$1,214,236	$1,091,334	$408,417	$42,710
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.74%	0.71%	0.89%	0.93%	0.85%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.71%	0.89%	0.93%	0.85%	0.75%
Ratio of Net Investment Income to Average Net Assets***	0.82%	0.94%	1.37%	0.55%	0.52%	0.80%
Portfolio Turnover Rate	32%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(3)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

82 | DECEMBER 31, 2013

Class I Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2013 (unaudited) and	Income Fund
each year or period ended June 30	2013	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.70	$10.87	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.13	0.33	0.33	0.30
Net gain on investments (both realized and unrealized)	0.64	1.07	0.11	1.15
Total from Investment Operations	0.77	1.40	0.44	1.45
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.31)	(0.35)	(0.26)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.84)	(0.57)	(0.72)	(0.30)
Net Asset Value, End of Period	$11.63	$11.70	$10.87	$11.15
Total Return**	6.67%	13.16%	4.25%	14.66%
Net Assets, End of Period (in thousands)	$11,001	$9,903	$9,227	$7,860
Average Net Assets for the Period (in thousands)	$10,397	$9,764	$8,365	$6,004
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.12%	1.10%	1.25%	1.61%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.74%	0.76%	0.77%	0.77%
Ratio of Net Investment Income to Average Net Assets***	2.22%	2.63%	3.09%	3.27%
Portfolio Turnover Rate	50%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 83

Financial Highlights  (continued)

Class L Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period ended	Perkins Mid Cap Value Fund
June 30 and each year ended October 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$24.26	$21.12	$23.90	$19.18	$18.79	$16.75	$26.69
Income from Investment Operations:
Net investment income/(loss)	(0.08)	2.82	1.89	0.73	1.72	0.23	0.49
Net gain/(loss) on investments (both realized and unrealized)	2.91	1.25	(2.82)	4.18	(1.28)	2.93	(7.31)
Total from Investment Operations	2.83	4.07	(0.93)	4.91	0.44	3.16	(6.82)
Less Distributions:
Dividends (from net investment income)*	(0.40)	(0.15)	(0.22)	(0.19)	(0.05)	(0.33)	(0.39)
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–(2)	–	(0.79)	(2.73)
Total Distributions	(3.47)	(0.93)	(1.85)	(0.19)	(0.05)	(1.12)	(3.12)
Net Asset Value, End of Period	$23.62	$24.26	$21.12	$23.90	$19.18	$18.79	$16.75
Total Return**	12.01%	19.77%	(3.59)%	25.66%	2.36%	20.67%	(28.49)%
Net Assets, End of Period (in thousands)	$24,682	$24,332	$33,875	$63,549	$61,880	$350,003	$365,505
Average Net Assets for the Period (in thousands)	$24,878	$29,252	$54,047	$66,281	$347,623	$298,741	$759,342
Ratio of Gross Expenses (Absent of Certain Fees and Expense Offsets) to Average Net Assets***	0.76%	0.77%	0.84%	0.99%	1.02%	1.13%	1.04%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.63%	0.60%	0.77%	0.74%	0.76%	0.87%	0.84%
Ratio of Net Investment Income to Average Net Assets***	1.25%	1.38%	1.27%	1.32%	0.85%	1.11%	1.76%
Portfolio Turnover Rate	24%	60%	54%	66%	44%	88%	103%

Class L Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	Perkins Small Cap Value Fund
ended June 30 and each year ended October 31	2013	2013	2012	2011	2010(1)	2009	2008

Net Asset Value, Beginning of Period	$24.08	$21.45	$25.34	$21.21	$19.72	$18.24	$28.20
Income from Investment Operations:
Net investment income/(loss)	0.25	0.53	0.31	0.51	0.18	0.09	0.33
Net gain/(loss) on investments (both realized and unrealized)	3.40	3.34	(1.33)	4.34	1.31	3.45	(5.86)
Total from Investment Operations	3.65	3.87	(1.02)	4.85	1.49	3.54	(5.53)
Less Distributions and Other:
Dividends (from net investment income)*	(0.26)	(0.34)	(0.11)	(0.11)	–	(0.38)	(0.35)
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	(1.62)	(4.08)
Return of capital	N/A	N/A	N/A	N/A	N/A	(0.06)	N/A
Total Distributions and Other	(1.56)	(1.24)	(2.87)	(0.72)	–	(2.06)	(4.43)
Net Asset Value, End of Period	$26.17	$24.08	$21.45	$25.34	$21.21	$19.72	$18.24
Total Return**	15.37%	18.74%	(3.67)%	23.03%	7.56%	23.12%	(22.39)%
Net Assets, End of Period (in thousands)	$226,982	$230,021	$280,294	$325,503	$657,562	$706,873	$563,464
Average Net Assets for the Period (in thousands)	$238,934	$251,154	$287,560	$419,652	$706,615	$613,826	$664,935
Ratio of Gross Expenses (Absent of Certain Fees and Expense Offsets) to Average Net Assets***	0.80%	0.83%	1.02%	1.08%	1.08%	1.10%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.62%	0.63%	0.79%	0.84%	0.83%	0.85%	0.81%
Ratio of Net Investment Income to Average Net Assets***	0.94%	1.00%	1.45%	0.76%	0.70%	1.28%	1.65%
Portfolio Turnover Rate	32%	60%	62%	64%	39%	85%	112%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

84 | DECEMBER 31, 2013

Class N Shares

For a share outstanding during the period ended December 31,	Perkins Large Cap Value Fund			Perkins Mid Cap Value Fund
2013 (unaudited) and each year or period ended June 30	2013	2013	2012(1)	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$15.61	$13.43	$12.91	$24.03	$20.95	$20.44
Income from Investment Operations:
Net investment income/(loss)	0.13	0.16	–(2)	0.18	0.31	(0.04)
Net gain on investments (both realized and unrealized)	1.74	2.53	0.52	2.64	3.74	0.55
Total from Investment Operations	1.87	2.69	0.52	2.82	4.05	0.51
Less Distributions:
Dividends (from net investment income)*	(0.23)	(0.24)	–	(0.43)	(0.19)	–
Distributions (from capital gains)*	(1.49)	(0.27)	–	(3.07)	(0.78)	–
Total Distributions	(1.72)	(0.51)	–	(3.50)	(0.97)	–
Net Asset Value, End of Period	$15.76	$15.61	$13.43	$23.35	$24.03	$20.95
Total Return**	12.18%	20.45%	4.03%	12.09%	19.89%	2.50%
Net Assets, End of Period (in thousands)	$45,609	$49,186	$66,766	$288,336	$222,244	$21,405
Average Net Assets for the Period (in thousands)	$46,993	$69,975	$48,137	$250,560	$129,631	$8,142
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.64%	0.68%	0.72%	0.50%	0.52%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.64%	0.68%	0.72%	0.50%	0.52%	0.57%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	1.35%	1.52%	0.66%	1.42%	1.44%	(3.02)%
Portfolio Turnover Rate	15%	45%	52%	24%	60%	54%

Class N Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year	Perkins Small Cap Value Fund
or period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$23.71	$21.14	$20.63
Income from Investment Operations:
Net investment income/(loss)	0.14	0.33	(0.03)
Net gain on investments (both realized and unrealized)	3.46	3.49	0.54
Total from Investment Operations	3.60	3.82	0.51
Less Distributions:
Dividends (from net investment income)*	(0.28)	(0.35)	–
Distributions (from capital gains)*	(1.30)	(0.90)	–
Total Distributions	(1.58)	(1.25)	–
Net Asset Value, End of Period	$25.73	$23.71	$21.14
Total Return**	15.38%	18.78%	2.47%
Net Assets, End of Period (in thousands)	$333,945	$251,691	$12,300
Average Net Assets for the Period (in thousands)	$295,033	$64,999	$8,788
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.59%	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.59%	0.60%	0.63%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.99%	0.92%	(1.65)%
Portfolio Turnover Rate	32%	60%	62%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from May 31, 2012 (inception date) through June 30, 2012.
(2)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

Janus Value Funds | 85

Financial Highlights  (continued)

Class R Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	Perkins Mid Cap Value Fund
ended June 30 and the period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.83	$20.86	$23.59	$19.00	$18.64	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.12	0.16	0.10	0.12	–(3)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	2.58	3.69	(1.14)	4.56	0.36	2.60
Total from Investment Operations	2.70	3.85	(1.04)	4.68	0.36	2.57
Less Distributions:
Dividends (from net investment income)*	(0.20)	(0.10)	(0.06)	(0.09)	–(3)	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(3.27)	(0.88)	(1.69)	(0.09)	–	–
Net Asset Value, End of Period	$23.26	$23.83	$20.86	$23.59	$19.00	$18.64
Total Return**	11.67%	18.97%	(4.15)%	24.64%	1.93%	15.99%
Net Assets, End of Period (in thousands)	$140,637	$163,302	$161,056	$170,602	$103,961	$71,203
Average Net Assets for the Period (in thousands)	$156,446	$162,747	$157,701	$146,674	$94,163	$64,070
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.26%	1.26%	1.34%	1.49%	1.52%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.26%	1.26%	1.34%	1.49%	1.52%	1.53%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.61%	0.69%	0.66%	0.47%	(0.04)%	0.03%
Portfolio Turnover Rate	24%	60%	54%	66%	44%	88%

Class R Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Perkins Small Cap Value Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$23.34	$20.81	$24.71	$20.83	$19.46	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.01	0.04	0.15	(0.04)	0.11	(0.12)
Net gain/(loss) on investments (both realized and unrealized)	3.43	3.56	(1.29)	4.61	1.26	3.11
Total from Investment Operations	3.44	3.60	(1.14)	4.57	1.37	2.99
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.17)	–(3)	(0.08)	–	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.37)	(1.07)	(2.76)	(0.69)	–	–
Net Asset Value, End of Period	$25.41	$23.34	$20.81	$24.71	$20.83	$19.46
Total Return**	14.90%	17.87%	(4.32)%	22.10%	7.04%	18.15%
Net Assets, End of Period (in thousands)	$28,132	$30,415	$31,997	$38,302	$21,450	$3,734
Average Net Assets for the Period (in thousands)	$30,707	$31,106	$34,159	$32,917	$8,368	$3,362
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.34%	1.34%	1.53%	1.60%	1.57%	1.54%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.34%	1.34%	1.53%	1.60%	1.57%	1.54%
Ratio of Net Investment Income/(Loss) to Average Net Assets***	0.22%	0.29%	0.73%	(0.10)%	(0.28)%	0.10%
Portfolio Turnover Rate	32%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through October 31, 2009.
(3)	Less than $0.01 on a per share basis.

See Notes to Financial Statements.

86 | DECEMBER 31, 2013

Class S Shares

For a share outstanding during the period ended December 31, 2013
(unaudited), each year or period ended June 30 and the period ended	Perkins Large Cap Value Fund
July 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.62	$13.41	$14.15	$11.56	$11.13	$10.00
Income from Investment Operations:
Net investment income	0.44	0.27	0.14	0.14	0.03	0.04
Net gain/(loss) on investments (both realized and unrealized)	1.39	2.34	(0.10)	2.84	0.42	1.10
Total from Investment Operations	1.83	2.61	0.04	2.98	0.45	1.14
Less Distributions:
Dividends (from net investment income)*	(0.05)	(0.13)	(0.10)	(0.07)	–(3)	(0.01)
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.54)	(0.40)	(0.78)	(0.39)	(0.02)	(0.01)
Net Asset Value, End of Period	$15.91	$15.62	$13.41	$14.15	$11.56	$11.13
Total Return**	11.94%	19.84%	0.67%	26.01%	4.07%	11.40%
Net Assets, End of Period (in thousands)	$233	$480	$680	$685	$580	$557
Average Net Assets for the Period (in thousands)	$415	$508	$656	$685	$616	$484
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.17%	1.19%	1.25%	1.34%	1.65%	2.32%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.17%	1.19%	1.19%	1.34%	1.53%	1.47%
Ratio of Net Investment Income to Average Net Assets***	0.73%	0.98%	1.08%	0.97%	0.28%	0.98%
Portfolio Turnover Rate	15%	45%	52%	43%	32%	33%

Class S Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or period	Perkins Mid Cap Value Fund
ended June 30 and the period ended October 31, 2009	2013	2013	2012	2011	2010(4)	2009(5)

Net Asset Value, Beginning of Period	$23.91	$20.90	$23.64	$19.03	$18.66	$16.07
Income from Investment Operations:
Net investment income/(loss)	0.19	0.23	0.16	0.17	0.03	(0.02)
Net gain/(loss) on investments (both realized and unrealized)	2.55	3.69	(1.15)	4.56	0.36	2.61
Total from Investment Operations	2.74	3.92	(0.99)	4.73	0.39	2.59
Less Distributions:
Dividends (from net investment income)*	(0.24)	(0.13)	(0.12)	(0.12)	(0.02)	–
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–	–	–
Total Distributions	(3.31)	(0.91)	(1.75)	(0.12)	(0.02)	–
Net Asset Value, End of Period	$23.34	$23.91	$20.90	$23.64	$19.03	$18.66
Total Return**	11.80%	19.27%	(3.90)%	24.91%	2.09%	16.12%
Net Assets, End of Period (in thousands)	$546,865	$709,171	$794,421	$834,778	$569,777	$434,615
Average Net Assets for the Period (in thousands)	$626,433	$770,990	$795,213	$742,692	$559,518	$397,613
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.00%	1.02%	1.09%	1.24%	1.27%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.00%	1.01%	1.09%	1.24%	1.27%	1.28%
Ratio of Net Investment Income to Average Net Assets***	0.84%	0.93%	0.92%	0.74%	0.22%	0.28%
Portfolio Turnover Rate	24%	60%	54%	66%	44%	88%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from December 31, 2008 (inception date) through July 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(5)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

Janus Value Funds | 87

Financial Highlights  (continued)

Class S Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	Perkins Select Value Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.77	$10.81	$10.00
Income from Investment Operations:
Net investment income/(loss)	–(2)	0.09	0.04
Net gain on investments (both realized and unrealized)	1.23	1.66	0.77
Total from Investment Operations	1.23	1.75	0.81
Less Distributions:
Dividends (from net investment income)*	(0.07)	(0.06)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.83)	(0.79)	–
Net Asset Value, End of Period	$12.17	$11.77	$10.81
Total Return**	10.55%	16.91%	8.10%
Net Assets, End of Period (in thousands)	$14	$13	$11
Average Net Assets for the Period (in thousands)	$13	$12	$11
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.83%	1.52%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.78%	1.40%	1.47%
Ratio of Net Investment Income to Average Net Assets***	0.07%	0.94%	0.78%
Portfolio Turnover Rate	43%	62%	80%

Class S Shares

For a share outstanding during the period ended December 31,
2013 (unaudited), each year or period ended June 30 and the	Perkins Small Cap Value Fund
period ended October 31, 2009	2013	2013	2012	2011	2010(3)	2009(4)

Net Asset Value, Beginning of Period	$23.53	$20.97	$24.84	$20.88	$19.47	$16.47
Income from Investment Operations:
Net investment income/(loss)	0.06	0.12	0.20	–(2)	0.11	(0.10)
Net gain/(loss) on investments (both realized and unrealized)	3.44	3.57	(1.30)	4.65	1.30	3.10
Total from Investment Operations	3.50	3.69	(1.10)	4.65	1.41	3.00
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.23)	(0.01)	(0.08)	–	–
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	–
Total Distributions	(1.44)	(1.13)	(2.77)	(0.69)	–	–
Net Asset Value, End of Period	$25.59	$23.53	$20.97	$24.84	$20.88	$19.47
Total Return**	15.06%	18.19%	(4.11)%	22.40%	7.24%	18.21%
Net Assets, End of Period (in thousands)	$85,385	$80,862	$93,910	$106,549	$51,460	$26,401
Average Net Assets for the Period (in thousands)	$84,613	$86,346	$94,960	$83,981	$44,047	$24,792
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.09%	1.10%	1.28%	1.35%	1.32%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.09%	1.10%	1.28%	1.35%	1.32%	1.20%
Ratio of Net Investment Income to Average Net Assets***	0.47%	0.53%	0.97%	0.14%	0.07%	0.46%
Portfolio Turnover Rate	32%	60%	62%	64%	39%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Less than $0.01 on a per share basis.
(3)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.
(4)	Period from July 6, 2009 (inception date) through October 31, 2009.

See Notes to Financial Statements.

88 | DECEMBER 31, 2013

Class S Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2013 (unaudited) and each	Income Fund
year or period ended June 30	2013	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.69	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.10	0.28	0.29	0.27
Net gain on investments (both realized and unrealized)	0.63	1.08	0.09	1.14
Total from Investment Operations	0.73	1.36	0.38	1.41
Less Distributions:
Dividends (from net investment income)*	(0.17)	(0.27)	(0.30)	(0.22)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.81)	(0.53)	(0.67)	(0.26)
Net Asset Value, End of Period	$11.61	$11.69	$10.86	$11.15
Total Return**	6.32%	12.79%	3.74%	14.24%
Net Assets, End of Period (in thousands)	$4,738	$4,453	$3,950	$3,808
Average Net Assets for the Period (in thousands)	$4,595	$4,258	$3,784	$3,596
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.62%	1.59%	1.73%	2.12%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	1.24%	1.15%	1.21%	1.20%
Ratio of Net Investment Income to Average Net Assets***	1.71%	2.25%	2.64%	2.75%
Portfolio Turnover Rate	50%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

Janus Value Funds | 89

Financial Highlights  (continued)

Class T Shares

For a share outstanding during the period ended December 31, 2013
(unaudited), each year or period ended June 30 and the period ended	Perkins Large Cap Value Fund
July 31, 2009	2013	2013	2012	2011	2010(1)	2009(2)

Net Asset Value, Beginning of Period	$15.55	$13.37	$14.13	$11.56	$11.13	$10.22
Income from Investment Operations:
Net investment income	0.10	0.17	0.16	0.17	0.04	–(3)
Net gain/(loss) on investments (both realized and unrealized)	1.73	2.48	(0.10)	2.85	0.44	0.91
Total from Investment Operations	1.83	2.65	0.06	3.02	0.48	0.91
Less Distributions:
Dividends (from net investment income)*	(0.19)	(0.20)	(0.14)	(0.13)	(0.03)	–
Distributions (from capital gains)*	(1.49)	(0.27)	(0.68)	(0.32)	(0.02)	–
Total Distributions	(1.68)	(0.47)	(0.82)	(0.45)	(0.05)	–
Net Asset Value, End of Period	$15.70	$15.55	$13.37	$14.13	$11.56	$11.13
Total Return**	12.03%	20.21%	0.84%	26.37%	4.32%	8.90%
Net Assets, End of Period (in thousands)	$3,397	$3,055	$2,262	$2,211	$594	$1
Average Net Assets for the Period (in thousands)	$3,159	$2,531	$2,236	$1,402	$142	$1
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.90%	0.94%	1.00%	1.05%	1.29%	4.49%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.89%	0.94%	1.00%	1.05%	1.29%	1.25%
Ratio of Net Investment Income to Average Net Assets***	1.11%	1.25%	1.27%	1.16%	0.53%	1.39%
Portfolio Turnover Rate	15%	45%	52%	43%	32%	33%

Class T Shares

For a share outstanding during the period
ended December 31, 2013 (unaudited), each
year or period ended June 30 and each year	Perkins Mid Cap Value Fund
ended October 31	2013	2013	2012	2011	2010(4)	2009	2008

Net Asset Value, Beginning of Period	$24.01	$20.96	$23.70	$19.06	$18.67	$16.63	$26.56
Income from Investment Operations:
Net investment income	0.22	0.32	0.23	0.24	0.06	0.11	0.29
Net gain/(loss) on investments (both realized and unrealized)	2.56	3.67	(1.17)	4.56	0.37	2.97	(7.09)
Total from Investment Operations	2.78	3.99	(0.94)	4.80	0.43	3.08	(6.80)
Less Distributions:
Dividends (from net investment income)*	(0.35)	(0.16)	(0.17)	(0.16)	(0.04)	(0.25)	(0.40)
Distributions (from capital gains)*	(3.07)	(0.78)	(1.63)	–(3)	–	(0.79)	(2.73)
Total Distributions	(3.42)	(0.94)	(1.80)	(0.16)	(0.04)	(1.04)	(3.13)
Net Asset Value, End of Period	$23.37	$24.01	$20.96	$23.70	$19.06	$18.67	$16.63
Total Return**	11.92%	19.56%	(3.66)%	25.24%	2.27%	20.27%	(28.59)%
Net Assets, End of Period (in thousands)	$4,894,922	$5,584,059	$6,202,441	$7,796,637	$6,830,168	$7,321,160	$5,170,228
Average Net Assets for the Period (in thousands)	$5,295,602	$6,004,535	$6,737,743	$7,597,129	$7,518,444	$5,907,999	$6,009,064
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.75%	0.77%	0.84%	0.99%	1.03%	1.11%	1.07%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.75%	0.76%	0.83%	0.99%	1.03%	1.11%	1.06%
Ratio of Net Investment Income to Average Net Assets***	1.11%	1.19%	1.16%	1.02%	0.49%	0.84%	1.47%
Portfolio Turnover Rate	24%	60%	54%	66%	44%	88%	103%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from August 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from July 31 to June 30.
(2)	Period from July 6, 2009 (inception date) through July 31, 2009.
(3)	Less than $0.01 on a per share basis.
(4)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

90 | DECEMBER 31, 2013

Class T Shares

For a share outstanding during the period ended December 31, 2013 (unaudited) and each year or	Perkins Select Value Fund
period ended June 30	2013	2013	2012(1)

Net Asset Value, Beginning of Period	$11.77	$10.82	$10.00
Income from Investment Operations:
Net investment income	0.05	0.13	0.04
Net gain on investments (both realized and unrealized)	1.24	1.65	0.78
Total from Investment Operations	1.29	1.78	0.82
Less Distributions:
Dividends (from net investment income)*	(0.14)	(0.10)	–
Distributions (from capital gains)*	(0.76)	(0.73)	–
Total Distributions	(0.90)	(0.83)	–
Net Asset Value, End of Period	$12.16	$11.77	$10.82
Total Return**	11.04%	17.25%	8.20%
Net Assets, End of Period (in thousands)	$1,598	$1,357	$1,049
Average Net Assets for the Period (in thousands)	$1,487	$1,274	$649
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.03%	1.11%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.97%	1.11%	1.26%
Ratio of Net Investment Income to Average Net Assets***	0.88%	1.25%	1.32%
Portfolio Turnover Rate	43%	62%	80%

Class T Shares

For a share outstanding during the period ended
December 31, 2013 (unaudited), each year or
period ended June 30 and each year ended	Perkins Small Cap Value Fund
October 31	2013	2013	2012	2011	2010(2)	2009	2008

Net Asset Value, Beginning of Period	$23.65	$21.08	$24.93	$20.92	$19.47	$17.98	$27.90
Income from Investment Operations:
Net investment income	0.13	0.20	0.27	0.05	0.12	0.08	0.32
Net gain/(loss) on investments (both realized and unrealized)	3.43	3.55	(1.31)	4.66	1.33	3.39	(5.83)
Total from Investment Operations	3.56	3.75	(1.04)	4.71	1.45	3.47	(5.51)
Less Distributions and Other:
Dividends (from net investment income)*	(0.20)	(0.28)	(0.05)	(0.09)	–	(0.31)	(0.33)
Distributions (from capital gains)*	(1.30)	(0.90)	(2.76)	(0.61)	–	(1.62)	(4.08)
Return of capital	N/A	N/A	N/A	N/A	N/A	(0.05)	N/A
Total Distributions and Other	(1.50)	(1.18)	(2.81)	(0.70)	–	(1.98)	(4.41)
Net Asset Value, End of Period	$25.71	$23.65	$21.08	$24.93	$20.92	$19.47	$17.98
Total Return**	15.24%	18.44%	(3.86)%	22.65%	7.45%	22.87%	(22.57)%
Net Assets, End of Period (in thousands)	$786,453	$846,044	$923,132	$1,257,481	$1,010,405	$659,087	$503,335
Average Net Assets for the Period (in thousands)	$819,508	$880,189	$1,023,747	$1,219,414	$936,037	$441,820	$662,033
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	0.84%	0.85%	1.05%	1.10%	1.08%	1.11%	1.03%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.84%	0.84%	1.04%	1.10%	1.08%	1.11%	1.03%
Ratio of Net Investment Income to Average Net Assets***	0.72%	0.79%	1.20%	0.42%	0.35%	1.06%	1.44%
Portfolio Turnover Rate	32%	60%	62%	64%	39%	85%	112%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from December 15, 2011 (inception date) through June 30, 2012.
(2)	Period from November 1, 2009 through June 30, 2010. The Fund changed its fiscal year end from October 31 to June 30.

See Notes to Financial Statements.

Janus Value Funds | 91

Financial Highlights  (continued)

Class T Shares

	Perkins Value Plus
For a share outstanding during the period ended December 31, 2013 (unaudited) and each	Income Fund
year or period ended June 30	2013	2013	2012	2011(1)

Net Asset Value, Beginning of Period	$11.69	$10.86	$11.15	$10.00
Income from Investment Operations:
Net investment income	0.12	0.31	0.32	0.29
Net gain on investments (both realized and unrealized)	0.63	1.08	0.09	1.14
Total from Investment Operations	0.75	1.39	0.41	1.43
Less Distributions:
Dividends (from net investment income)*	(0.18)	(0.30)	(0.33)	(0.24)
Distributions (from capital gains)*	(0.64)	(0.26)	(0.37)	(0.04)
Total Distributions	(0.82)	(0.56)	(0.70)	(0.28)
Net Asset Value, End of Period	$11.62	$11.69	$10.86	$11.15
Total Return**	6.54%	13.01%	3.97%	14.49%
Net Assets, End of Period (in thousands)	$6,387	$5,810	$4,919	$5,030
Average Net Assets for the Period (in thousands)	$5,928	$5,470	$4,702	$4,002
Ratio of Gross Expenses (Absent the Waiver of Certain Fees and Expense Offsets) to Average Net Assets***	1.37%	1.33%	1.48%	1.86%
Ratio of Net Expenses (After Waivers and Expense Offsets) to Average Net Assets***	0.99%	0.92%	0.97%	0.94%
Ratio of Net Investment Income to Average Net Assets***	1.97%	2.48%	2.87%	3.08%
Portfolio Turnover Rate	50%	97%	100%	85%

*	See “Federal Income Tax” in Notes to Financial Statements.
**	Total return not annualized for periods of less than one full year.
***	Annualized for periods of less than one full year.
(1)	Period from July 30, 2010 (inception date) through June 30, 2011.

See Notes to Financial Statements.

92 | DECEMBER 31, 2013

Notes to Financial Statements (unaudited)

The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this report. In addition, the Notes to Financial Statements explain the methods used in preparing and presenting this report.

1.	Organization and Significant Accounting Policies

Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, Perkins Small Cap Value Fund and Perkins Value Plus Income Fund (individually, a “Fund” and collectively, the “Funds”) are series funds. The Funds are part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The financial statements include information for the period ended December 31, 2013. The Trust offers forty-four funds which include multiple series of shares, with differing investment objectives and policies. Perkins Value Plus Income Fund invests in a combination of equity and fixed-income securities. The other Funds invest primarily in equity securities. Each Fund in this report is classified as diversified, as defined in the 1940 Act.

Each Fund in this report offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.

Class D Shares are generally no longer being made available to new investors. The Shares are available only to investors who hold accounts directly with the Janus funds and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation
Securities held by the Funds are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is not current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted

Janus Value Funds | 93

Notes to Financial Statements (unaudited) (continued)

to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses
Each Fund bears expenses incurred specifically on its behalf, as well as a portion of general expenses, which may be allocated pro rata to each Fund. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Foreign Currency Translations
The Funds do not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and equity risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividend Distributions
Dividends of net investment income for Perkins Value Plus Income Fund are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The other Funds generally declare and distribute dividends of net investment income and realized capital gains (if any) annually.

94 | DECEMBER 31, 2013

The Funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed each Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Valuation Inputs Summary
In accordance with Financial Accounting Standards Board (“FASB”) standard guidance, the Funds utilize the “Fair Value Measurements” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Debt securities are valued in accordance with the evaluated bid price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Securities traded on OTC markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees and are categorized as Level 2 in the hierarchy. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value and are categorized as Level 2 in the hierarchy. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, certain American Depositary Receipts (“ADRs”), certain Global Depositary Receipts (“GDRs”), warrants, swaps, investments in mutual funds, OTC options, and forward contracts. The Funds use systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. These are generally categorized as Level 2 in the hierarchy.

Level 3 – Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.

For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used in employing valuation techniques such as the market approach, the income approach, or the cost approach, as defined under the FASB Guidance. These are categorized as Level 3 in the hierarchy.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Funds since the beginning of the fiscal year.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2013 to value the Funds’ investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedules of Investments and Other Information.

FASB Accounting Standards Update, “Amendments to Achieve Common Fair Value Measurement and Disclosure

Janus Value Funds | 95

Notes to Financial Statements (unaudited) (continued)

Requirements,” requires disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. For fair value measurements categorized within Level 3 of the fair value hierarchy, the Funds shall provide quantitative information about the significant unobservable inputs used in the fair value measurement. To meet the objective of the quantitative disclosure, the Funds may need to further disaggregate to provide more meaningful information about the significant unobservable inputs used and how these inputs vary over time.

The Funds are not required to create quantitative information to comply with this disclosure requirement if quantitative unobservable inputs are not developed by the Funds when measuring fair value (for example, when a Fund uses prices from prior transactions or third-party pricing information without adjustment). However, when providing this disclosure, the Funds cannot ignore quantitative unobservable inputs that are significant to the fair value measurement and are reasonably available to the Funds.

In addition, the Accounting Standards Update requires the Funds to provide a narrative sensitivity disclosure of the fair value measurement changes in unobservable inputs and the interrelationships between those unobservable inputs for fair value measurements categorized within Level 3 of the fair value hierarchy. The Funds did not hold any Level 3 securities as of December 31, 2013.

The following table shows transfers in or out of Level 1, Level 2 and Level 3 of the fair value hierarchy during the period ended December 31, 2013.

Transfers Out
of Level 2
Fund	to Level 1

Perkins Large Cap Value Fund	$11,064,756
Perkins Mid Cap Value Fund	261,736,674
Perkins Select Value Fund	5,600,460
Perkins Small Cap Value Fund	25,823,000
Perkins Value Plus Income Fund	3,667,001

Financial assets were transferred out of Level 2 to Level 1 as the current market for the securities with quoted prices are considered active.

The Funds recognize transfers between the levels as of the beginning of the fiscal year.

2.	Derivative Instruments

The Funds may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by one or more of the Funds during the period ended December 31, 2013 is discussed in further detail below. A summary of derivative activity by Fund is reflected in the tables at the end of this section.

The Funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Funds invest in a derivative for speculative purposes, the Funds will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Funds may not use any derivative to gain exposure to an asset or class of assets in which they would be prohibited by their respective investment restrictions from purchasing directly. The Funds’ ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including, but not limited to, counterparty risk, credit risk, currency risk, equity risk, index risk, interest rate risk, leverage risk, and liquidity risk, as described below.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC, such as options and structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs.

OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk. In an effort to mitigate credit risk associated with derivatives traded OTC, the Funds may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, a Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

96 | DECEMBER 31, 2013

In pursuit of their investment objectives, each Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

•	Counterparty Risk – Counterparty risk is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to a Fund.

•	Credit Risk – Credit risk is the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

•	Currency Risk – Currency risk is the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Equity Risk – Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

•	Index Risk – If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Interest Rate Risk – Interest rate risk is the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause a Fund’s NAV to likewise decrease, and vice versa.

•	Leverage Risk – Leverage risk is the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk – Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Funds may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Funds may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Funds are subject to currency risk in the normal course of pursuing their investment objectives through their investments in forward currency contracts.

The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in “Net realized gain/(loss) from investment and foreign currency transactions” on the Statements of Operations (if applicable).

Options Contracts
An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Funds are subject to interest rate risk, liquidity risk, equity risk, and currency risk in the normal course of pursuing their investment objectives through their investments in options contracts. The Funds may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option’s expiration date. A European-style option is an option contract that can only be exercised on the option’s expiration date. The Funds may also purchase or write put and call options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. The Funds generally invest in options to hedge against adverse movements in the value of portfolio holdings.

When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Funds bear the risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the

Janus Value Funds | 97

Notes to Financial Statements (unaudited) (continued)

Funds could result in the Funds buying or selling a security at a price different from the current market value.

When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid.

The Funds may also purchase and write exchange-listed and OTC put and call options on domestic securities indices, and on foreign securities indices listed on domestic and foreign securities exchanges. Options on securities indices are similar to options on securities except that (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Funds to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Funds and the counterparty and by having the counterparty post collateral to cover the Funds’ exposure to the counterparty.

Holdings of the Funds designated to cover outstanding written options are noted on the Schedules of Investments (if applicable). Options written are reported as a liability on the Statements of Assets and Liabilities as “Options written, at value” (if applicable). Realized gains and losses are reported as “Net realized gain/(loss) from written options contracts” on the Statements of Operations (if applicable).

The risk in writing call options is that the Funds give up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Funds may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Funds pay a premium whether or not the options are exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Funds’ hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. There is no limit to the loss the Funds may recognize due to written call options.

Written option activity for the period ended December 31, 2013 is indicated in the tables below:

	Number of	Premiums
Call Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2013	465	$10,238
Options written	1,760	51,584
Options closed	(133)	(3,695)
Options expired	(1,492)	(40,149)
Options exercised	(405)	(12,469)

Options outstanding at December 31, 2013	195	$5,509

	Number of	Premiums
Put Options	Contracts	Received

Perkins Value Plus Income Fund
Options outstanding at June 30, 2013	45	$821
Options written	10	270
Options closed	–	–
Options expired	(55)	(1,091)
Options exercised	–	–

Options outstanding at December 31, 2013	–	$–

The following table, grouped by derivative type, provide information about the fair value and location of derivatives within the Statements of Assets and Liabilities as of December 31, 2013.

Fair Value of Derivative Instruments as of December 31, 2013

Derivatives not accounted	Liability Derivatives
for as hedging instruments	Statements of Assets and Liabilities Location	Fair Value

Perkins Value Plus Income Fund
Equity Contracts	Options written, at value	$7,160
Foreign Exchange Contracts	Forward currency contracts	42,764

Total		$49,924

98 | DECEMBER 31, 2013

The following tables provide information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the period ended December 31, 2013.

The effect of Derivative Instruments on the Statements of Operations for the period ended December 31, 2013

Amount of Net Realized Gain/(Loss) on Derivatives Recognized in Income
Derivatives not accounted for as	Investment and foreign
hedging instruments	currency transactions	Written options contracts	Total

Perkins Value Plus Income Fund
Equity Contracts	$–	$33,219	$33,219
Foreign Exchange Contracts	(202,407)	–	(202,407)

Total	$(202,407)	$33,219	$(169,188)

Change in Unrealized Net Appreciation/(Depreciation) on Derivatives Recognized in Income
	Investments, foreign
	currency translations and
Derivatives not accounted for as	non-interested Trustees’
hedging instruments	deferred compensation	Written options contracts	Total

Perkins Value Plus Income Fund
Equity Contracts	$–	$(7,205)	$(7,205)
Foreign Exchange Contracts	(51,777)	–	(51,777)

Total	$(51,777)	$(7,205)	$(58,982)

Please see the Funds’ Statements of Operations for the Funds’ “Net Realized and Unrealized Gain/(Loss) on Investments.”

The value of derivative instruments at period end and the effect of derivatives on the Statements of Operations are indicative of the Funds’ volumes throughout the period.

3.	Other Investments and Strategies

Additional Investment Risk
The Funds, particularly Perkins Value Plus Income Fund, may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks have taken steps to support the financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding each could also negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries are impacting many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including a Fund, may not be fully known for some time. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude a Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July 2010 is dramatically changing the way in which the U.S. financial system is supervised and regulated. The Dodd-Frank Act provides for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expands federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act, on the Funds and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced severe economic and financial difficulties. As a result, financial markets in the EU have been subject to extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults

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Notes to Financial Statements (unaudited) (continued)

or restructuring by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties
Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of a Fund’s exposure to counterparty risk in respect to financial assets approximates its carrying value as recorded on the Fund’s Statement of Assets and Liabilities.

A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby a Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. A Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Exchange-Traded Funds
The Funds may invest in exchange-traded funds (“ETFs”) which generally are index-based investment companies that hold substantially all of their assets in securities representing their specific index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

Loans
Perkins Value Plus Income Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of Perkins Value Plus Income Fund’s total assets. Below are descriptions of the types of loans held by Perkins Value Plus Income Fund as of December 31, 2013.

•	Bank Loans – Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. A Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

•	Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (“borrowers”) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred

100 | DECEMBER 31, 2013

and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

•	Mezzanine Loans – Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities
The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government. Historically, Fannie Maes and Freddie Macs were not backed by the full faith and credit of the U.S. Government, and may not be in the future. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Since 2008, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Funds may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying assets fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Funds’ yield and your return.

Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayment risk, which results from prepayments of the principal of underlying loans at a faster pace than expected, may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.

In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying these securities to be paid more slowly than expected, increasing the Funds’ sensitivity to interest rate changes and causing its price to decline.

Offsetting Assets and Liabilities
The Funds recently adopted guidance requiring entities to present gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statements of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master

Janus Value Funds | 101

Notes to Financial Statements (unaudited) (continued)

Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, a Fund may offset with each counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. Note that for financial reporting purposes, a Fund does not offset certain derivative financial instrument’s payables and receivables and related collateral on the Statements of Assets and Liabilities.

The following tables present gross amounts of recognized assets and liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable).

Offsetting of Financial Assets and Derivative Assets
Perkins Large Cap Value Fund

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

ING Financial Markets LLC	$7,300,000	$–	$(7,300,000)	$–

Perkins Mid Cap Value Fund

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

ING Financial Markets LLC	$17,000,000	$–	$(17,000,000)	$–
RBC Capital Markets Corp.	400,000,000	–	(400,000,000)	–

Total	$417,000,000	$–	$(417,000,000)	$–

Perkins Select Value Fund

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

ING Financial Markets LLC	$4,000,000	$–	$(4,000,000)	$–

Perkins Small Cap Value Fund

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Assets	Assets and Liabilities	Collateral Pledged*	Net Amount

ING Financial Markets LLC	$8,300,000	$–	$(8,300,000)	$–
RBC Capital Markets Corp.	100,000,000	–	(100,000,000)	–

Total	$108,300,000	$–	$(108,300,000)	$–

Offsetting of Financial Liabilities and Derivative Liabilities
Perkins Value Plus Income Fund

		Gross Amounts Offset in the
		Statement of
Counterparty	Gross Amounts of Recognized Liabilities	Assets and Liabilities	Collateral Pledged*	Net Amount

Credit Suisse International	$27,067	$–	$–	$27,067
HSBC Securities (USA), Inc.	15,697	–	–	15,697

Total	$42,764	$–	$–	$42,764

*	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give a Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. Repurchase agreements held by a Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

A Fund does not require the counterparty to post collateral for forward currency contracts; however, a Fund will segregate cash or high-grade securities with its

102 | DECEMBER 31, 2013

custodian in an amount at all times equal to or greater than a Fund’s commitment with respect to these contracts. Such segregated assets are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of a Fund’s corresponding forward currency contracts.

A Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. A Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if a Fund has a net aggregate unrealized loss on OTC derivative contacts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral reduces the risk of loss.

Real Estate Investing
The Funds may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions
Restricted securities held by the Funds may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Funds to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt
A Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. A Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued Securities
The Funds may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Funds may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds may hold liquid assets as collateral with the Funds’ custodian sufficient to cover the purchase price.

4.	Investment Advisory Agreements and Other Transactions with Affiliates

Each Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects each Fund’s contractual investment advisory

Janus Value Funds | 103

Notes to Financial Statements (unaudited) (continued)

fee rate or base fee rate, as applicable (expressed as an annual rate).

		Contractual
		Investment
		Advisory Fee/
	Average Daily Net	Base Fee Rate (%)
Fund	Assets of the Fund	(annual rate)

Perkins Large Cap Value Fund	N/A	0.64
Perkins Mid Cap Value Fund	N/A	0.64
Perkins Select Value Fund	N/A	0.70
Perkins Small Cap Value Fund	N/A	0.72
Perkins Value Plus Income Fund	All Asset Levels	0.60

For each Fund, except Perkins Value Plus Income Fund, the investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate shown in the table above. The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark index, as shown below:

Fund	Benchmark Index

Perkins Large Cap Value Fund	Russell 1000® Value Index
Perkins Mid Cap Value Fund	Russell Midcap® Value Index
Perkins Select Value Fund	Russell 3000® Value Index
Perkins Small Cap Value Fund	Russell 2000® Value Index

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by each of the Funds listed above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment is made until a Fund’s performance-based fee structure has been in effect for at least 12 months. When a Fund’s performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. Any applicable Performance Adjustments began February 2007 for Perkins Mid Cap Value Fund, January 2010 for each of Perkins Large Cap Value Fund and Perkins Small Cap Value Fund, and January 2013 for Perkins Select Value Fund.

No Performance Adjustment is applied unless the difference between a Fund’s investment performance and the cumulative investment record of the Fund’s benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. The Base Fee Rate is subject to an upward or downward Performance Adjustment for every full 0.50% increment by which a Fund outperforms or underperforms its benchmark index. Because the Performance Adjustment is tied to a Fund’s relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital’s fee even if the Fund’s Shares lose value during the performance measurement period and could decrease Janus Capital’s fee even if the Fund’s Shares increase in value during the performance measurement period. For purposes of computing the Base Fee Rate and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee Rate, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund’s benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund’s benchmark index. The Base Fee Rate is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued throughout the month. The investment fee is paid monthly in arrears. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee Rate. In such circumstances, Janus Capital would reimburse the applicable Fund.

The application of an expense limit, if any, will have a positive effect upon a Fund’s performance and may result in an increase in the Performance Adjustment. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

The investment performance of a Fund’s Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund’s performance was above or below its benchmark index by comparing the investment performance of the Fund’s load-waived Class A Shares against the cumulative investment record of the Fund’s

104 | DECEMBER 31, 2013

benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable.

It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it depends on the performance of each Fund relative to the record of the Fund’s benchmark index and future changes to the size of each Fund.

The Funds’ prospectuses and statement of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statements of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment, if applicable.

During the period ended December 31, 2013, the following Funds recorded a Performance Adjustment as indicated in the table below:

Performance
Fund	Adjustment

Perkins Large Cap Value Fund	$(99,084)
Perkins Mid Cap Value Fund	(9,803,709)
Perkins Select Value Fund	(50,032)
Perkins Small Cap Value Fund	(2,166,517)

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Funds. Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by each of Perkins Large Cap Value Fund, Perkins Mid Cap Value Fund, Perkins Select Value Fund, and Perkins Small Cap Value Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements) and 50% of the advisory fee payable by the equity portion of Perkins Value Plus Income Fund to Janus Capital (net of any fee waivers and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on each of Perkins Large Cap Value Fund’s, Perkins Mid Cap Value Fund’s, Perkins Select Value Fund’s, and Perkins Small Cap Value Fund’s performance relative to each Fund’s respective benchmark index over the performance measurement period.

Perkins or its predecessors have been in the investment management business since 1984 and serves as investment adviser or subadviser to other Janus registered investment companies and other accounts. Janus Capital owns approximately 99% of Perkins.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Funds.

Certain, but not all, intermediaries charge administrative fees to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Funds, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Funds. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships.

Class D Shares pay an annual administrative services fee of 0.12% of net assets. These administrative services fees are paid by Class D Shares for shareholder services provided by Janus Services.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares, Class S Shares and Class T Shares of the Funds for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Funds. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of each Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

For transfer agency and other services, Janus Services receives an asset-weighted fee from the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund based on the average proportion of each Fund’s total net assets sold directly and the average proportion of each Fund’s net assets sold through

Janus Value Funds | 105

Notes to Financial Statements (unaudited) (continued)

financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries.

Janus Services has agreed to waive all or a portion of the administrative fees payable by the Class L Shares of Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

Janus Services is compensated for its services related to Class D Shares, and receives reimbursement for its out-of-pocket costs on all other share classes. Included in out-of-pocket expenses are the expenses Janus Services incurs for serving as transfer agent and providing servicing to shareholders.

Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, is the distributor of the Funds. The Funds have adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Funds to intermediaries at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Class A Shares average daily net assets, of up to 1.00% of the Class C Shares average daily net assets, of up to 0.50% of the Class R Shares average daily net assets, and of up to 0.25% of the Class S Shares average daily net assets. Payments under the Plan are not tied exclusively to actual distribution and shareholder service expenses, and the payments may exceed distribution and shareholder service expenses actually incurred by the Funds. If any of a Fund’s actual distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “Distribution fees and shareholder servicing fees” in the Statements of Operations.

Janus Capital has contractually agreed to waive the advisory fee payable by each Fund listed below or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any performance adjustments to management fees, the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate shown below. Janus Capital has agreed to continue each waiver until at least November 1, 2014. If applicable, amounts reimbursed to the Funds by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statements of Operations.

		Previous
	New Expense	Expense
	Limit (%)	Limit (%)
	(November 1,	(until November
Fund	2013 to present)	1, 2013)

Perkins Large Cap Value Fund	0.75	1.00
Perkins Mid Cap Value Fund	0.77	0.86
Perkins Select Value Fund	0.77	1.00
Perkins Small Cap Value Fund	0.96	0.96
Perkins Value Plus Income Fund	0.68	0.76

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Funds. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Funds as unrealized appreciation/(depreciation) and is shown as of December 31, 2013 on the Statements of Assets and Liabilities as an asset, “Non-interested Trustees’ deferred compensation,” and a liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statements of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2013 are included in “Non-interested Trustees’ fees and expenses” on the Statements of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $127,496 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2013.

106 | DECEMBER 31, 2013

Certain officers of the Funds may also be officers and/or directors of Janus Capital. Each Fund indirectly pays for the salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Funds. Administration costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to each Fund. Some expenses related to compensation payable to the Funds’ Chief Compliance Officer and compliance staff are shared with the Funds. Total compensation of $254,837 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2013. Each Fund’s portion is reported as part of “Other Expenses” on the Statements of Operations.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Funds. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2013, Janus Distributors retained the following upfront sales charges:

Upfront
Fund (Class A Shares)	Sales Charge

Perkins Large Cap Value Fund	$643
Perkins Mid Cap Value Fund	13,141
Perkins Small Cap Value Fund	139
Perkins Value Plus Income Fund	1,655

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2013.

Class C Shares include a 1.00% CDSC paid by redeeming shareholders to Janus Distributors. The CDSC applies to shares redeemed within 12 months of purchase. The redemption price may differ from the NAV per share. During the period ended December 31, 2013, redeeming shareholders of Class C Shares paid the following CDSCs:

Fund (Class C Shares)	CDSC

Perkins Large Cap Value Fund	$529
Perkins Mid Cap Value Fund	10,163
Perkins Small Cap Value Fund	144

The Funds’ expenses may be reduced by expense offsets from an unaffiliated custodian and/or transfer agent. Such credits or offsets are included in “Expense and Fee Offset” on the Statements of Operations (if applicable). The Funds could have employed the assets used by the custodian and/or transfer agent to produce income if they had not entered into an expense offset arrangement.

Pursuant to the provisions of the 1940 Act and rules promulgated thereunder, the Funds may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Funds may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Funds are eligible to participate in the cash sweep program (the “Investing Funds”). Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered 2a-7 product. There are no restrictions on the Funds’ ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Funds to Janus Cash Liquidity Fund LLC. As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated cash management pooled investment vehicles and the Investing Funds.

During the period ended December 31, 2013, any recorded distributions from affiliated investments as affiliated dividend income, and affiliated purchases and sales can be found in the Notes to Schedules of Investments and Other Information.

Janus Capital or an affiliate invested and/or redeemed initial seed capital during the period ended December 31, 2013, as indicated in the following table.

	Seed Capital		Date of		Date of	Seed Capital
Fund	at 6/30/13	Purchases	Purchases	Redemptions	Redemptions	at 12/31/13

Perkins Large Cap Value Fund - Class S Shares	$252,574	$–	–	$(173,690)	10/31/13	$78,884
Perkins Select Value Fund - Class S Shares	10,000	–	–	–	–	10,000
Perkins Value Plus Income Fund - Class A Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class C Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class D Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class I Shares	3,333,334	–	–	–	–	3,333,334
Perkins Value Plus Income Fund - Class S Shares	3,333,333	–	–	–	–	3,333,333
Perkins Value Plus Income Fund - Class T Shares	3,333,334	–	–	–	–	3,333,334

Janus Value Funds | 107

Notes to Financial Statements (unaudited) (continued)

5.	Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carryovers.

The Funds have elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2013 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/(depreciation) on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

	Federal Tax	Unrealized	Unrealized	Net Tax
Fund	Cost	Appreciation	(Depreciation)	Appreciation

Perkins Large Cap Value Fund	$103,539,637	$36,321,868	$(722,302)	$35,599,566
Perkins Mid Cap Value Fund	8,117,144,888	2,443,668,397	(58,686,085)	2,384,982,312
Perkins Select Value Fund	70,110,192	12,976,540	(1,574,889)	11,401,651
Perkins Small Cap Value Fund	1,926,582,674	580,165,774	(6,542,022)	573,623,752
Perkins Value Plus Income Fund	56,105,691	5,479,730	(688,876)	4,790,854

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2013, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The following table shows these capital loss carryovers.

Capital Loss Carryover Expiration Schedule
For the year ended June 30, 2013

		Accumulated
Fund	June 30, 2016	Capital Losses

Perkins Small Cap Value Fund(1)	$(5,962,986)	$(5,962,986)

(1)	Capital loss carryover subject to annual limitations.

108 | DECEMBER 31, 2013

6.	Capital Share Transactions

For the period ended December 31 (unaudited)	Perkins Large Cap		Perkins Mid Cap		Perkins Select		Perkins Small Cap		Perkins Value Plus
and the year ended June 30	Value Fund		Value Fund		Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2013	2013	2013	2013	2013	2013	2013	2013	2013	2013

Transactions in Fund Shares – Class A Shares:
Shares sold	30	26	3,567	10,214	3	5	578	1,297	24	67
Reinvested dividends and distributions	18	5	4,146	1,549	1	1	185	233	36	22
Shares repurchased	(33)	(36)	(9,171)	(29,651)	(4)	(5)	(1,158)	(3,344)	(40)	(24)
Net Increase/(Decrease) in Fund Shares	15	(5)	(1,458)	(17,888)	–	1	(395)	(1,814)	20	65
Shares Outstanding, Beginning of Period	217	222	37,419	55,307	9	8	4,897	6,711	531	466
Shares Outstanding, End of Period	232	217	35,961	37,419	9	9	4,502	4,897	551	531
Transactions in Fund Shares – Class C Shares:
Shares sold	36	84	503	1,165	3	6	19	50	41	29
Reinvested dividends and distributions	17	3	766	259	1	1	28	29	33	18
Shares repurchased	(29)	(90)	(1,384)	(3,597)	(1)	(3)	(108)	(372)	(15)	(20)
Net Increase/(Decrease) in Fund Shares	24	(3)	(115)	(2,173)	3	4	(61)	(293)	59	27
Shares Outstanding, Beginning of Period	195	198	7,996	10,169	11	7	749	1,042	469	442
Shares Outstanding, End of Period	219	195	7,881	7,996	14	11	688	749	528	469
Transactions in Fund Shares – Class D Shares:
Shares sold	255	1,088	494	1,275	70	280	68	159	270	631
Reinvested dividends and distributions	232	53	5,126	1,587	28	26	181	177	147	90
Shares repurchased	(193)	(428)	(2,196)	(5,750)	(178)	(95)	(234)	(611)	(273)	(401)
Net Increase/(Decrease) in Fund Shares	294	713	3,424	(2,888)	(80)	211	15	(275)	144	320
Shares Outstanding, Beginning of Period	2,057	1,344	36,173	39,061	488	277	3,169	3,444	2,123	1,803
Shares Outstanding, End of Period	2,351	2,057	39,597	36,173	408	488	3,184	3,169	2,267	2,123
Transactions in Fund Shares – Class I Shares:
Shares sold	44	45	10,730	35,686	341	778	2,756	9,827	44	34
Reinvested dividends and distributions	278	96	13,375	5,355	439	444	1,538	2,435	63	42
Shares repurchased	(21)	(1,085)	(35,537)	(77,666)	(134)	(1,179)	(7,565)	(34,156)	(8)	(78)
Net Increase/(Decrease) in Fund Shares	301	(944)	(11,432)	(36,625)	646	43	(3,271)	(21,894)	99	(2)
Shares Outstanding, Beginning of Period	2,621	3,565	126,272	162,897	5,478	5,435	34,672	56,566	847	849
Shares Outstanding, End of Period	2,922	2,621	114,840	126,272	6,124	5,478	31,401	34,672	946	847
Transactions in Fund Shares – Class L Shares:
Shares sold	N/A	N/A	23	45	N/A	N/A	317	1,380	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	117	54	N/A	N/A	494	572	N/A	N/A
Shares repurchased	N/A	N/A	(98)	(700)	N/A	N/A	(1,688)	(5,466)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	42	(601)	N/A	N/A	(877)	(3,514)	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	1,003	1,604	N/A	N/A	9,551	13,065	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	1,045	1,003	N/A	N/A	8,674	9,551	N/A	N/A
Transactions in Fund Shares – Class N Shares:
Shares sold	78	925	3,506	11,077	N/A	N/A	1,581	11,795	N/A	N/A
Reinvested dividends and distributions	290	200	1,648	236	N/A	N/A	770	171	N/A	N/A
Shares repurchased	(625)	(2,945)	(2,051)	(3,087)	N/A	N/A	13	(1,932)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	(257)	(1,820)	3,103	8,226	N/A	N/A	2,364	10,034	N/A	N/A
Shares Outstanding, Beginning of Period	3,152	4,972	9,248	1,022	N/A	N/A	10,616	582	N/A	N/A
Shares Outstanding, End of Period	2,895	3,152	12,351	9,248	N/A	N/A	12,980	10,616	N/A	N/A
Transactions in Fund Shares – Class R Shares:
Shares sold	N/A	N/A	727	2,201	N/A	N/A	118	325	N/A	N/A
Reinvested dividends and distributions	N/A	N/A	705	270	N/A	N/A	54	63	N/A	N/A
Shares repurchased	N/A	N/A	(2,238)	(3,340)	N/A	N/A	(368)	(623)	N/A	N/A
Net Increase/(Decrease) in Fund Shares	N/A	N/A	(806)	(869)	N/A	N/A	(196)	(235)	N/A	N/A
Shares Outstanding, Beginning of Period	N/A	N/A	6,853	7,722	N/A	N/A	1,303	1,538	N/A	N/A
Shares Outstanding, End of Period	N/A	N/A	6,047	6,853	N/A	N/A	1,107	1,303	N/A	N/A

Janus Value Funds | 109

Notes to Financial Statements (unaudited) (continued)

For the period ended December 31 (unaudited)	Perkins Large Cap		Perkins Mid Cap		Perkins Select		Perkins Small Cap		Perkins Value Plus
and the year ended June 30	Value Fund		Value Fund		Value Fund		Value Fund		Income Fund
(all numbers in thousands)	2013	2013	2013	2013	2013	2013	2013	2013	2013	2013

Transactions in Fund Shares – Class S Shares:
Shares sold	–	–	2,688	8,631	–	–	465	761	–	–
Reinvested dividends and distributions	1	1	3,002	1,459	–	–	189	208	27	17
Shares repurchased	(17)	(21)	(11,915)	(18,446)	–	–	(754)	(2,010)	–	–
Net Increase/(Decrease) in Fund Shares	(16)	(20)	(6,225)	(8,356)	–	–	(100)	(1,041)	27	17
Shares Outstanding, Beginning of Period	31	51	29,655	38,011	1	1	3,437	4,478	381	364
Shares Outstanding, End of Period	15	31	23,430	29,655	1	1	3,337	3,437	408	381
Transactions in Fund Shares – Class T Shares:
Shares sold	26	78	10,559	32,336	10	29	1,397	4,082	41	79
Reinvested dividends and distributions	21	6	27,339	11,421	9	8	1,770	2,170	37	23
Shares repurchased	(28)	(56)	(61,031)	(107,157)	(3)	(19)	(8,345)	(14,281)	(25)	(58)
Net Increase/(Decrease) in Fund Shares	19	28	(23,133)	(63,400)	16	18	(5,178)	(8,029)	53	44
Shares Outstanding, Beginning of Period	197	169	232,559	295,959	115	97	35,769	43,798	497	453
Shares Outstanding, End of Period	216	197	209,426	232,559	131	115	30,591	35,769	550	497

7.	Purchases and Sales of Investment Securities

For the period ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

			Purchases of Long-	Proceeds from Sales
	Purchases of	Proceeds from Sales	Term U.S. Government	of Long-Term U.S.
Fund	Securities	of Securities	Obligations	Government Obligations

Perkins Large Cap Value Fund	$18,643,815	$20,680,088	$–	$–
Perkins Mid Cap Value Fund	2,513,320,976	4,212,554,165	–	–
Perkins Select Value Fund	34,955,074	29,222,346	–	–
Perkins Small Cap Value Fund	742,325,388	976,678,631	–	–
Perkins Value Plus Income Fund	19,247,315	17,852,398	10,285,729	10,820,935

8.	Subsequent Event

Management has evaluated whether any other events or transactions occurred subsequent to December 31, 2013 and through the date of issuance of the Funds’ financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Funds’ financial statements.

110 | DECEMBER 31, 2013

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Funds’ website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Funds file their complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds’ Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

APPROVAL OF ADVISORY AGREEMENTS DURING THE PERIOD

The Trustees of Janus Investment Fund and Janus Aspen Series, each of whom serves as an “independent” Trustee (the “Trustees”), oversee the management of each Fund of Janus Investment Fund and each Portfolio of Janus Aspen Series (each, a “Fund” and collectively, the “Funds”), and as required by law, determine annually whether to continue the investment advisory agreement for each Fund and the subadvisory agreements for the 16 Funds that utilize subadvisers.

In connection with their most recent consideration of those agreements for each Fund, the Trustees received and reviewed information provided by Janus Capital and the respective subadvisers in response to requests of the Trustees and their independent legal counsel. They also received and reviewed information and analysis provided by, and in response to requests of, their independent fee consultant. Throughout their consideration of the agreements, the Trustees were advised by their independent legal counsel. The Trustees met with management to consider the agreements, and also met separately in executive session with their independent legal counsel and their independent fee consultant.

At a meeting held on December 17, 2013, based on the Trustees’ evaluation of the information provided by Janus Capital, the subadvisers, and the independent fee consultant, as well as other information, the Trustees determined that the overall arrangements between each Fund and Janus Capital and each subadviser, as applicable, were fair and reasonable in light of the nature, extent and quality of the services provided by Janus Capital, its affiliates and the subadvisers, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees unanimously approved the continuation of the investment advisory agreement for each Fund, and the subadvisory agreement for each subadvised Fund, for the period from either January 1 or February 1, 2014 through January 1 or February 1, 2015, respectively, subject to earlier termination as provided for in each agreement.

In considering the continuation of those agreements, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered dispositive. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the continuation of the agreements are discussed separately below. Also included is a summary of the independent fee consultant’s conclusions and opinions that arose during, and were included as part of, the Trustees’ consideration of the agreements. “Management fees,” as used herein, reflect actual annual advisory fees and any administration fees, net of any waivers.

Nature, Extent and Quality of Services

The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital and the subadvisers to the Funds, taking into account the investment objective, strategies and policies of each Fund, and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis and their ongoing review of information related to the Funds. In addition, the Trustees reviewed the resources and key personnel of Janus Capital and each subadviser, particularly noting those employees who provide investment and risk management services to the Funds. The Trustees also considered other services provided to the Funds by Janus Capital or the subadvisers, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions. The Trustees considered Janus Capital’s role as administrator to the Funds, noting that Janus Capital does not receive a fee for its services but is reimbursed for its out-of-pocket costs. The Trustees considered the role of Janus Capital in monitoring adherence to the Funds’ investment restrictions, providing support services for the Trustees and Trustee committees, communicating with shareholders and overseeing the activities of other service providers,

Janus Value Funds | 111

Additional Information (unaudited) (continued)

including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

In this regard, the independent fee consultant noted that Janus Capital provides a number of different services for the Funds and Fund shareholders, ranging from investment management services to various other servicing functions, and that, in its opinion, Janus Capital is a capable provider of those services. The independent fee consultant also provided its belief that Janus Capital has developed institutional competitive advantages that should be able to provide superior investment management returns over the long term.

The Trustees concluded that the nature, extent and quality of the services provided by Janus Capital or the subadviser to each Fund were appropriate and consistent with the terms of the respective advisory and subadvisory agreements, and that, taking into account steps taken to address those Funds whose performance lagged that of their peers for certain periods, the Funds were likely to benefit from the continued provision of those services. They also concluded that Janus Capital and each subadviser had sufficient personnel, with the appropriate education and experience, to serve the Funds effectively and had demonstrated its ability to attract well-qualified personnel.

Performance of the Funds

The Trustees considered the performance results of each Fund over various time periods. They noted that they considered Fund performance data throughout the year, including periodic meetings with each Fund’s portfolio manager(s), and also reviewed information comparing each Fund’s performance with the performance of comparable funds and peer groups identified by independent data providers, and with the Fund’s benchmark index. In this regard, the independent fee consultant found that the overall Funds’ performance has improved modestly: for the 36 months ended September 30, 2013, approximately 51% of the Funds were in the top two Lipper quartiles of performance, and for the 12 months ended September 30, 2013, approximately 52% of the Funds were in the top two Lipper quartiles of performance.

The Trustees considered the performance of each Fund, noting that performance may vary by share class, and noted the following:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus High-Yield Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Real Return Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Short-Term Bond Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and the steps Janus Capital had taken or was taking to improve performance.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance and that the performance trend was improving.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

112 | DECEMBER 31, 2013

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Real Estate Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Perkins Large Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Mid Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Select Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Perkins Small Cap Value Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital and Perkins had taken or was taking to improve performance.

•	For Perkins Value Plus Income Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH International Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Growth Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

Janus Value Funds | 113

Additional Information (unaudited) (continued)

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Enterprise Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Forty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Growth and Income Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and in the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Triton Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Venture Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Global Research Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Global Select Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

114 | DECEMBER 31, 2013

•	For Janus Global Technology Fund, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus International Equity Fund, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

•	For Janus Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s performance was in the first Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Global Allocation Portfolio – Moderate, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s performance was in the third Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and that the performance trend was improving.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s performance was in the second Lipper quartile for the 36 months ended May 31, 2013 and the first Lipper quartile for the 12 months ended May 31, 2013.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that this was a new Fund and did not yet have extensive performance to evaluate.

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the second Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, and the steps Janus Capital had taken or was taking to improve performance.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 36 months ended May 31, 2013 and the third Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, noting that the Fund has a performance fee structure that results in lower management fees during periods of underperformance, the steps Janus Capital and Perkins had taken or was taking to improve performance, and that the performance trend was improving.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that the Fund’s performance was in the bottom Lipper quartile for the 12 months ended May 31, 2013. The Trustees noted the reasons for the Fund’s underperformance, and its limited performance history.

In consideration of each Fund’s performance, the Trustees concluded that, taking into account the factors relevant to performance, as well as other considerations, the Fund’s performance warranted continuation of the Fund’s investment advisory agreement(s).

Costs of Services Provided

The Trustees examined information regarding the fees and expenses of each Fund in comparison to similar information for other comparable funds as provided by independent data providers. They also reviewed an analysis of that information provided by their independent fee consultant and noted that the rate of management (investment advisory and any administration) fees for many of the Funds, after applicable contractual expense limitations, was below the mean management fee rate of the respective peer group of funds selected by independent data providers. The Trustees also examined information regarding the subadvisory fees charged for subadvisory services, as applicable, noting that all such fees were paid by Janus Capital out of its management fees collected from such Fund.

In this regard, the independent fee consultant provided its belief that the management fees charged by Janus Capital to each of the Funds under the current investment advisory and administration agreements are reasonable in relation to the services provided by Janus Capital. The independent fee consultant found: (1) the total expenses and management fees of the Funds to be reasonable relative to other mutual funds; (2) total expenses, on average, were 17% below the mean total expenses of their respective Lipper Expense Group peers and 29% below the mean total expenses for their Lipper Expense Universes; (3) management fees for the Funds, on average, were 14% below the mean management fees for their Expense Groups and 16% below the mean for their Expense Universes; and (4) Janus fund expenses at the functional level for each asset and share class category were reasonable. The Trustees also considered how the total expenses for each share class of each Fund compared to the mean total expenses for its Lipper Expense Group peers and to mean total expenses for its Lipper Expense Universe.

The independent fee consultant concluded that, based on its strategic review of expenses at the complex, category and individual fund level, Fund expenses were found to be reasonable relative to both Expense Group and Expense Universe benchmarks. Further, for certain Funds, the independent fee consultant also performed a systematic “focus list” analysis of expenses in the context of the performance or service delivered to each set of investors in each share class in each selected Fund. Based on this analysis, the independent fee consultant found that the combination of service quality/performance and expenses on these individual Funds and share classes were reasonable in light of performance trends, performance histories, and existence of performance fees on such Funds.

The Trustees considered the methodology used by Janus Capital and each subadviser in determining compensation payable to portfolio managers, the competitive environment for investment management talent, and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed management fees charged by Janus Capital and each subadviser to comparable separate account clients and to comparable non-affiliated funds subadvised by Janus Capital or by a subadviser (for which Janus Capital or the subadviser provides only portfolio management services). Although in most instances subadvisory and separate account fee rates for various investment strategies were lower than management fee rates for Funds having a similar strategy, the Trustees noted that, under the terms of the management agreements with the Funds, Janus Capital performs significant additional services for the Funds that it does not provide to those other clients, including administration services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services, and that, in serving the Funds, Janus Capital assumes many legal risks that it does not assume in servicing its other clients. Moreover, they noted that the independent fee consultant found that: (1) the management fees Janus Capital charges to the Funds are reasonable in relation to the management fees Janus Capital charges to its institutional and subadvised accounts; (2) these institutional and subadvised accounts have different service and infrastructure needs; and (3) the average spread between management fees

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charged to the Funds and those charged to Janus Capital’s institutional and subadvised accounts is reasonable relative to the average spreads seen in the industry.

The Trustees considered the fees for each Fund for its fiscal year ended in 2012, and noted the following with regard to each Fund’s total expenses, net of applicable fee waivers:

Fixed-Income Funds and Money Market Funds

•	For Janus Flexible Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus High-Yield Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Real Return Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Short-Term Bond Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Government Money Market Fund, the Trustees noted that the Fund’s total expenses exceeded the peer group mean for both share classes. The Trustees considered that management fees for this Fund are higher than the peer group mean due to the Fund’s management fee including other costs, such as custody and transfer agent services, while many funds in the peer group pay these expenses separately from their management fee. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

•	For Janus Money Market Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes. In addition, the Trustees considered that Janus Capital voluntarily waives one-half of its advisory fee.

Asset Allocation Funds

•	For Janus Global Allocation Fund – Conservative, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Allocation Fund – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Allocation Fund – Moderate, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Alternative Funds

•	For Janus Diversified Alternatives Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Global Real Estate Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Value Funds

•	For Perkins Global Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Perkins Large Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed

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Additional Information (unaudited) (continued)

to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Perkins Mid Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Select Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Small Cap Value Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Perkins Value Plus Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Mathematical Funds

•	For INTECH Global Dividend Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For INTECH International Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Core Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For INTECH U.S. Growth Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For INTECH U.S. Value Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Growth and Core Funds

•	For Janus Balanced Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Contrarian Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

•	For Janus Enterprise Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Forty Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Growth and Income Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

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•	For Janus Research Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus Triton Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for certain share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Twenty Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Venture Fund, the Trustees noted that the Fund’s total expenses were below or the same as the peer group mean for all share classes.

Global and International Funds

•	For Janus Asia Equity Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Emerging Markets Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Life Sciences Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Research Fund (formerly named Janus Worldwide Fund), the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Global Select Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Global Technology Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable.

•	For Janus International Equity Fund, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses, although this limit did not apply because the Fund’s total expenses were already below the applicable fee limit.

•	For Janus Overseas Fund, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

Protected Series

•	For Janus Protected Series – Global, the Trustees noted that the Fund’s total expenses were below the peer group mean for all share classes.

•	For Janus Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for one share class, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

Janus Aspen Series

•	For Janus Aspen Balanced Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Enterprise Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Flexible Bond Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Forty Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Allocation Portfolio-Moderate, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

•	For Janus Aspen Global Research Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Global Technology Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen INTECH U.S. Low Volatility Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for its sole share class.

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Additional Information (unaudited) (continued)

•	For Janus Aspen Janus Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Overseas Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Perkins Mid Cap Value Portfolio, the Trustees noted that the Fund’s total expenses were below the peer group mean for both share classes.

•	For Janus Aspen Protected Series – Growth, the Trustees noted that, although the Fund’s total expenses exceeded the peer group mean for both share classes, overall the Fund’s total expenses were reasonable. The Trustees also noted that Janus Capital has contractually agreed to limit the Fund’s expenses.

The Trustees reviewed information on the profitability to Janus Capital and its affiliates of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses of Janus Capital and its affiliates among the Funds and other clients. The Trustees also reviewed the financial statements and corporate structure of Janus Capital’s parent company. In their review, the Trustees considered whether Janus Capital and each subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available, and the profitability of any fund manager is affected by numerous factors, including the organizational structure of the particular fund manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses, and the fund manager’s capital structure and cost of capital. However, taking into account those factors and the analysis provided by the Trustees’ independent fee consultant, and based on the information available, the Trustees concluded that Janus Capital’s profitability with respect to each Fund in relation to the services rendered was not unreasonable.

In this regard, the independent fee consultant found that, while assessing the reasonableness of expenses in light of Janus Capital’s profits is dependent on comparisons with other publicly-traded mutual fund advisers, and that these comparisons are limited in accuracy by differences in complex size, business mix, institutional account orientation, and other factors, after accepting these limitations, the level of profit earned by Janus Capital from managing the Funds is reasonable.

The Trustees concluded that the management fees and other compensation payable by each Fund to Janus Capital and its affiliates, as well as the fees paid by Janus Capital to the subadvisers of subadvised Funds, were reasonable in relation to the nature, extent, and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies, the fees Janus Capital and the subadvisers charge to other clients, and, as applicable, the impact of fund performance on management fees payable by the Funds. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by Janus Capital and any subadviser, the investment performance of the Fund, and any expense limitations agreed to or provided by Janus Capital.

Economies of Scale

The Trustees considered information about the potential for Janus Capital to realize economies of scale as the assets of the Funds increase. They noted that, although many Funds pay advisory fees at a base fixed rate as a percentage of net assets, without any breakpoints, the base management fee rate paid by most of the Funds, before any adjustment for performance and after any contractual expense limitations, was below the mean management fee rate of the Fund’s peer group identified by independent data providers; and, for those Funds whose expenses are being reduced by the contractual expense limitations of Janus Capital, Janus Capital is subsidizing the Funds because they have not reached adequate scale. Moreover, as the assets of many of the Funds have declined in the past few years, certain Funds have benefited from having advisory fee rates that have remained constant rather than increasing as assets declined. In addition, performance fee structures have been implemented for various Funds that have caused the effective rate of advisory fees payable by such a Fund to vary depending on the investment performance of the Fund relative to its benchmark index over the measurement period; and a few Funds have fee schedules with breakpoints and reduced fee rates above certain asset levels. The Trustees also noted that the Funds share directly in economies of scale through the lower charges of third-party service providers that are based in part on the combined scale of all of the Funds. Based on all of the information they reviewed, including research and analysis conducted by the Trustees’ independent fee consultant, the Trustees concluded that the current fee structure of each Fund was reasonable and that the current rates of fees do reflect a sharing between Janus Capital and the Fund of any economies of scale that may be present at the current asset level of the Fund.

In this regard, the independent fee consultant concluded that, based on analysis it completed, and given the limitations in these analytical approaches and their

120 | DECEMBER 31, 2013

conflicting results, it could not confirm or deny the existence of economies of scale in the Janus complex. Further, the independent fee consultant provided its belief that Fund investors are well-served by the fee levels and performance fee structures in place on the Funds in light of any economies of scale that may be present at Janus Capital.

Other Benefits to Janus Capital

The Trustees also considered benefits that accrue to Janus Capital and its affiliates from their relationships with the Funds. They recognized that two affiliates of Janus Capital separately serve the Funds as transfer agent and distributor, respectively, and the transfer agent receives compensation directly from the non-money market funds for services provided. The Trustees also considered Janus Capital’s past and proposed use of commissions paid by the Funds on their portfolio brokerage transactions to obtain proprietary and third-party research products and services benefiting the Fund and/or other clients of Janus Capital. The Trustees concluded that Janus Capital’s use of these types of client commission arrangements to obtain proprietary and third-party research products and services was consistent with regulatory requirements and guidelines and was likely to benefit each Fund. The Trustees also concluded that, other than the services provided by Janus Capital and its affiliates pursuant to the agreements and the fees to be paid by each Fund therefor, the Funds and Janus Capital may potentially benefit from their relationship with each other in other ways. They concluded that Janus Capital benefits from the receipt of research products and services acquired through commissions paid on portfolio transactions of the Funds and that the Funds benefit from Janus Capital’s receipt of those products and services as well as research products and services acquired through commissions paid by other clients of Janus Capital. They further concluded that the success of any Fund could attract other business to Janus Capital or other Janus funds, and that the success of Janus Capital could enhance Janus Capital’s ability to serve the Funds.

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Useful Information About Your Fund Report (unaudited)

1.	Management Commentary

The Management Commentary in this report includes valuable insight from each of the Fund’s managers as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. The Fund’s managers may allocate a company to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed by the Chief Investment Officer(s) in the Market Perspective and by the Fund’s managers in the Management Commentary are just that: opinions. They are a reflection of the Chief Investment Officer(s) and managers’ best judgment at the time this report was compiled, which was December 31, 2013. As the investing environment changes, so could their opinions. These views are unique to them and aren’t necessarily shared by fellow employees or by Janus in general.

2.	Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. The hypothetical example does not represent the returns of any particular investment.

When comparing the performance of the Fund with an index, keep in mind that market indices do not include brokerage commissions that would be incurred if you purchased the individual securities in the index. They also do not include taxes payable on dividends and interest or operating expenses incurred if you maintained the Fund invested in the index.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

3.	Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund’s exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options and swaps follow the Fund’s Schedule of Investments (if applicable).

4.	Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet

122 | DECEMBER 31, 2013

paid and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

5.	Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

6.	Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

7.	Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. The total return may include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes. As a result, the total return may differ from the total return reflected for individual shareholder transactions. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Don’t confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the

Janus Value Funds | 123

Useful Information About Your Fund Report (unaudited) (continued)

Fund’s yield because it doesn’t take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio managers. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

124 | DECEMBER 31, 2013

Notes

Janus Value Funds | 125

Janus provides access to a wide range of investment disciplines.

Alternative
Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation
Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income
Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International
Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core
Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical
Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value
Our value funds, managed by Perkins (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Funds distributed by Janus Distributors LLC

Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

C-0214-55531	125-24-93007 02-14

Item 2 —	Code of Ethics Not applicable to semiannual reports.

Item 3 —	Audit Committee Financial Expert Not applicable to semiannual reports.

Item 4 —	Principal Accountant Fees and Services Not applicable to semiannual reports.

Item 5 —	Audit Committee of Listed Registrants Not applicable.

Item 6 —	Investments
(a)	Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 —	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies Not applicable to this Registrant.

Item 8 —	Portfolio Managers of Closed-End Management Investment Companies Not applicable to this Registrant.

Item 9 —	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers Not applicable to this Registrant.

Item 10 —	Submission of Matters to a Vote of Security Holders There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11 —	Controls and Procedures
(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 —	Exhibits
(a)(1)	Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a)(2)	Separate certifications for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a)(3)	Not applicable to this Registrant.

(b)	A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Janus Investment Fund

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date:	February 28, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robin C. Beery Robin C. Beery,
President and Chief Executive Officer of Janus Investment Fund (Principal Executive Officer)

Date:	February 28, 2014

By:	/s/ Jesper Nergaard Jesper Nergaard,
Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund (Principal Accounting Officer and Principal Financial Officer)

Date:	February 28, 2014